UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by party other than the registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement	☐ Confidential, for use of the Commission only
(as permitted by Rule 14a-6(e)(2)).
☐ Definitive Proxy Statement

☐ Definitive additional materials.

☐ Soliciting material under Rule 14a-12.

U.S. ENERGY CORP.

(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

U.S. Energy Corp.
675 Bering Drive, Suite 390
Houston, Texas 77057

[●], 2021

Dear Fellow Stockholder,

I am pleased to invite you to attend a Special Meeting of Stockholders of U.S. Energy Corp. (“U.S. Energy”, “we”, “us” or the “Company”). The meeting will be held on [●], [●], 2021, at A.M. Houston time at the Company’s corporate offices: 675 Bering Drive, Suite 390, Houston, Texas 77057, subject to any postponement(s) or adjournment(s) thereof (the “Special Meeting”).

At the Special Meeting, you will be asked to approve (1) the terms of that certain Purchase and Sale Agreement, dated October 4, 2021, between Lubbock Energy Partners LLC (“Lubbock”) and the Company (as it has, and may be amended from time to time and including all exhibits and schedules thereto, the “Lubbock Purchase Agreement”), including the shares of Company common stock issuable in connection therewith, pursuant to which the Company will acquire certain oil and gas interests and related assets from Lubbock; (2) the terms of that certain Purchase and Sale Agreement, dated October 4, 2021, between the Banner Oil & Gas, LLC (“Banner Oil”), Woodford Petroleum, LLC (“Woodford”) and Llano Energy LLC (“Llano” and collectively, Llano, Banner Oil and Woodford, “Banner”) and the Company (as it has, and may be amended from time to time and including all exhibits and schedules thereto, the “Banner Purchase Agreement”), including the shares of Company common stock issuable in connection therewith, pursuant to which the Company will acquire certain oil and gas interests and related assets from Banner; and (3) the terms of that certain Purchase and Sale Agreement, dated October 4, 2021, between Synergy Offshore LLC (“Synergy”) and the Company (as it has, and may be amended from time to time and including all exhibits and schedules thereto, the “Synergy Purchase Agreement”), including the shares of Company common stock issuable in connection therewith, pursuant to which the Company will acquire certain oil and gas interests and related assets from Synergy. As used herein, “Sellers” means collectively, Lubbock, Banner and Synergy and “Purchase” means the acquisitions and related transactions contemplated by the Purchase Agreements. The Board of Directors of U.S. Energy has unanimously approved the Purchase Agreements and the transactions contemplated thereby.

We are soliciting proxies for use at the Special Meeting of U.S. Energy’s stockholders to consider and vote upon proposals to (i) approve the Purchase on the terms and subject to the conditions set forth in the Lubbock Purchase Agreement, Banner Purchase Agreement and Synergy Purchase Agreement (as they may be amended from time to time and including all exhibits and schedules thereto, the “Purchase Agreements”), and to approve the Purchase Agreements and the terms thereof, including the common stock issuable in connection therewith, (ii) approve, on a non-binding, advisory basis, compensation that may be paid or become payable to certain of U.S. Energy’s named executive officers prior to, or after, the Purchase, and (iii) adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposal to approve the Purchase. Our Board of Directors unanimously recommends that you vote “FOR” each of the foregoing proposals.

The stockholders’ list shall be available for inspection by any stockholder, beginning two business days after notice of the meeting is given for which the list was prepared and continuing through the Special Meeting, at the Company’s principal office or at a place identified in the meeting notice in the city where the Special Meeting will be held. A stockholder, his agent, or attorney is entitled on written demand to inspect the list and take certain other actions in accordance with Wyoming Business Corporation Act (“WBCA”) Section 17-16-1602(c), during regular business hours and at the stockholder’s expense, during the period it is available for inspection. The stockholders list will also be made available at the Special Meeting.

i

Your vote is very important. The approval of each of the Purchase and each of the Purchase Agreements on the terms and subject to the conditions set forth in the Purchase Agreements, the approval, on a non-binding, advisory basis, of the compensation that may be paid or become payable to certain of U.S. Energy’s named executive officers prior to, or after, the Purchase, and the adjournment of the Special Meeting, if necessary to solicit additional proxies if there are not sufficient votes in favor of the proposal to approve the Purchase, each require that more votes are cast in favor of each such proposal than are cast opposing each such proposal, by the holders of shares of U.S. Energy’s voting stock present in person or by proxy and entitled to vote on the matter at the Special Meeting, provided that a quorum exists at such Special Meeting. The approval of each of the three Purchase Agreements is contingent on the approval of each of the other Purchase Agreements, but the approval of such Purchase Agreements is not contingent upon approval of any of the proposals relating to executive compensation or adjournment of the Special Meeting, by U.S. Energy’s stockholders. Whether or not you plan to attend the Special Meeting, please vote your shares by, telephone, fax, over the Internet or by signing and returning the enclosed proxy card, as soon as possible to make sure that your shares of common stock of U.S. Energy are represented at the Special Meeting.

Stockholders may request a copy of the proxy statement by contacting our main office at (303) 993-3200.

The accompanying proxy statement provides you with detailed information about the proposed Purchase, the Special Meeting and the other business to be considered by U.S. Energy’s stockholders. We encourage you to read the entire proxy statement and the Purchase Agreements carefully. A copy of the Lubbock Purchase Agreement, Banner Purchase Agreement and Synergy Purchase Agreement are attached as Annex A, Annex B, Annex C, as amended by the First Amendment thereto attached hereto as Annex D, to the accompanying proxy statement. You may also obtain more information about U.S. Energy from documents we have filed with the U.S. Securities and Exchange Commission.

On behalf of the Board of Directors of U.S. Energy, we would like to thank you for being a stockholder and express our appreciation for your ongoing support and continued interest in U.S. Energy. We are excited about the opportunities the Purchase will bring to our stockholders.

Very truly yours,

Ryan L. Smith
Chief Executive Officer and Director

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this proxy statement. Any representation to the contrary is a criminal offense.

The accompanying proxy statement is dated [●], 2021, and is first being made available to U.S. Energy stockholders on or about [●], 2021.

ii

U.S. Energy Corp.
675 Bering Drive, Suite 390
Houston, Texas 77057

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [●], 2021

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of U.S. Energy Corp. (“U.S. Energy”, “we”, “us” or the “Company”) will be held on [●], [●], 2021 at A.M. Houston time at the Company’s corporate offices: 675 Bering Drive, Suite 390, Houston, Texas 77057, subject to any postponement(s) or adjournment(s) thereof. A proxy statement for the Special Meeting is below.

The purpose of the Special Meeting is to consider and act upon the following proposals:

1. To approve the terms of that certain Purchase and Sale Agreement, dated October 4, 2021, between Lubbock Energy Partners LLC (“Lubbock”) and the Company (as it may be amended from time to time and including all exhibits and schedules thereto, “Lubbock Purchase Agreement”), including, but not limited to, the shares of Company common stock issuable in connection therewith, pursuant to which the Company will acquire certain oil and gas interests and related assets from Lubbock (the “Lubbock Purchase Agreement Proposal”);

2. To approve the terms of that certain Purchase and Sale Agreement, dated October 4, 2021, between Banner Oil & Gas, LLC (“Banner Oil”), Woodford Petroleum, LLC (“Woodford”) and Llano Energy LLC (“Llano” and collectively, Llano, Banner Oil and Woodford, “Banner”) and the Company (as it may be amended from time to time and including all exhibits and schedules thereto, “Banner Purchase Agreement”), but not limited to, the shares of Company common stock issuable in connection therewith, pursuant to which the Company will acquire certain oil and gas interests and related assets from Banner (the “Banner Purchase Agreement Proposal”);

3. The terms of that certain Purchase and Sale Agreement, dated October 4, 2021, between Synergy Offshore LLC (“Synergy”) and the Company (as it may be amended from time to time and including all exhibits and schedules thereto, “Synergy Purchase Agreement”), but not limited to, the shares of Company common stock issuable in connection therewith, pursuant to which the Company will acquire certain oil and gas interests and related assets from Synergy (the “Synergy Purchase Agreement Proposal”, and together with the Lubbock Purchase Agreement Proposal and the Banner Purchase Agreement Proposal, the “Purchase Agreements Proposals”);

4. To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to certain of U.S. Energy’s named executive officers prior to, or after, the consummation of the transactions contemplated by the Lubbock Purchase Agreement, Banner Purchase Agreement and Synergy Purchase Agreement (as they have, and may be, amended from time to time and including all exhibits and schedules thereto, the “Purchase Agreements”); and

5. To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposal to approve the Purchase Agreements.

iii

After careful consideration, the Board of Directors of U.S. Energy unanimously determined that each of the Purchase Agreements and the transactions contemplated thereby, are in the best interests of U.S. Energy and its stockholders, approved the Purchase Agreements and the transactions contemplated thereby, and recommends that you vote “FOR” the approval of the each of the Purchase Agreements and the transactions contemplated therein, on the terms, and subject to the conditions set forth in the Purchase Agreements, and each of the Purchase Agreements Proposals, that you vote “FOR” the approval, on a non-binding, advisory basis, of the compensation that may be paid or become payable to certain of U.S. Energy’s named executive officers prior to, or after, consummation of the Purchase Agreements and “FOR” an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposal to approve the Purchase Agreements. A condition to closing the Purchase Agreements is the approval and closing of all three of the Purchase Agreements. As such, in the event that any one of the Purchase Agreements Proposals (i.e., Proposal 1, 2 or 3) is not approved by the stockholders at the Special Meeting, the Purchase Agreements cannot close.

More information about U.S. Energy, the Sellers and the proposed transactions are contained in the accompanying proxy statement. U.S. Energy urges you to read the accompanying proxy statement carefully and in its entirety. IN PARTICULAR, YOU SHOULD CAREFULLY CONSIDER THE MATTERS DISCUSSED UNDER “RISK FACTORS“ BEGINNING ON PAGE 37.

We do not expect to transact any other business at the Special Meeting. Only holders of record of shares of U.S. Energy’s common stock at the close of business on [●], 2021, are entitled to notice of, and to vote at, the Special Meeting and any postponements or adjournments thereof. At the close of business on the record date, [●] shares of our common stock were outstanding, which each vote one voting share, and as such, a total of [●] voting shares are eligible to be voted at the Special Meeting. Other than our common stock, we have no other voting securities currently outstanding. Everyone attending the Special Meeting will be required to present valid picture identification, such as a driver’s license or passport, as more fully described elsewhere in the accompanying proxy statement.

Your vote is very important. Pursuant to Nasdaq Listing Rule 5635(a) stockholder approval is required prior to the issuance of securities in connection with the acquisition of the stock or assets of another company if: (1) where, due to the present or potential issuance of common stock, including shares issued pursuant to an earn-out provision or similar type of provision, or securities convertible into or exercisable for common stock, other than a public offering for cash: (A) the common stock has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for common stock; or (B) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities; and pursuant to Nasdaq Listing Rule 5625(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the Company. Although The Nasdaq Stock Market has not adopted any rule on what constitutes a “change of control” for purposes of Rule 5635(b), The Nasdaq Stock Market has previously indicated that the acquisition of, or right to acquire, by a single investor or affiliated investor group, as little as 20% of the common stock (or securities convertible into or exercisable for common stock) or voting power of an issuer could constitute a change of control. As part of the Purchase, U.S. Energy will be issuing 19,905,736 shares of common stock to the Sellers, representing approximately 80.8% of the total number of outstanding shares of U.S. Energy’s common stock following the closing of the Purchase Agreements (based on the total current outstanding shares of common stock), and approximately 426% of U.S. Energy’s current shares of outstanding common stock. As the number of shares of common stock issuable to the Sellers pursuant to the terms of the Purchase Agreements will exceed 19.99% of the Company’s outstanding voting shares, and 19.99% of the Company’s outstanding common stock shares, and is deemed a change of control of the Company, we are required to obtain stockholder approval for the Purchase Agreements and the transactions contemplated therein, pursuant to applicable Nasdaq rules and requirements (“Stockholder Approval”). We are therefore seeking the approval of each of the Purchase Agreements and the transactions contemplated therein by U.S. Energy’s stockholders by adopting a resolution as described in the accompanying proxy statement under “Proposal No. 1: The Lubbock Purchase Proposal—Stockholder Approval of the Lubbock Purchase Agreement“; “Proposal No. 2: The Banner Purchase Proposal—Stockholder Approval of the Banner Purchase Agreement“; and “Proposal No. 3: The Synergy Purchase Proposal—Stockholder Approval of the Synergy Purchase Agreement“.

iv

Proposal Nos. 1, 2, 3, 4 and 5, each require that more votes are cast in favor of each such proposal than are cast opposing each such proposal, by the holders of shares of U.S. Energy’s voting stock present in person or by proxy and entitled to vote on the matter at the Special Meeting, provided that a quorum exists at such Special Meeting. The approval of each of the Purchase Agreements and the transactions contemplated therein (Proposal Nos. 1, 2 and 3), are each contingent on each other (i.e., none of the Purchase Agreements will close, unless all the Purchase Agreements close, and as such, if any one or more of Proposals 1 through 3 are not approved at the Special Meeting, each of proposals 1 through 3 will be deemed not approved by stockholders), provided that the approvals of the Purchase Agreements and the transactions contemplated therein, are not contingent upon approval of Proposal Nos. 4 or 5 by U.S. Energy’s stockholders.

All stockholders of U.S. Energy are cordially invited to attend the Special Meeting in person. However, even if you plan to attend the Special Meeting in person, we request that you complete, date, sign and return the enclosed proxy card in the postage-paid envelope or vote your shares by telephone, fax or through the Internet, as promptly as possible prior to the Special Meeting to ensure that your shares of U.S. Energy’s common stock will be represented at the Special Meeting if you are unable to attend. If you sign, date and mail your proxy card without indicating how you wish to vote, all of your shares will be voted “FOR” Proposals Nos. 1, 2, 3, 4 and 5. If you fail to return your proxy card as instructed on the enclosed proxy card or fail to submit your proxy by telephone, fax or through the Internet and do not vote in person at the Special Meeting, your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting and will no effect with respect to the vote on Proposal Nos. 1, 2, 3, 4 and 5, except to the extent that such non-vote prohibits the Company from obtaining a quorum for the Special Meeting. If you do attend the Special Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

The enclosed proxy statement which is first being mailed to stockholders on or about [●], 2021, is also available at [●] (please note this link is case sensitive). The accompanying proxy statement provides you with detailed information about the Purchase Agreements and the transactions contemplated therein and the other business to be considered by you at the Special Meeting. We encourage you to read the accompanying proxy statement and its annexes (which are incorporated by reference therein) carefully and in their entirety. If you have any questions concerning the Purchase, the Special Meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or additional proxy cards, please contact:

Ryan L. Smith, Chief Executive Officer

675 Bering Drive Street, Suite 390

Houston, Texas 77057

Telephone: (303) 993-3200

Email: IR@usnrg.com

By Order of the Board of Directors,

Ryan L. Smith

Director

Houston, Texas

[●], 2021

IMPORTANT: If you hold shares of common stock of U.S. Energy through an account with a broker, dealer, bank or other nominee please follow the instructions you receive from them to vote your shares.

v

U.S. Energy Corp.
675 Bering Drive, Suite 390
Houston, Texas 77057

PROXY STATEMENT FOR
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [●], 2021

This proxy statement and related proxy solicitation materials are being first mailed, sent or given on or about [●], 2021, to stockholders of U.S. Energy Corp. (“U.S. Energy”, “we”, “us” or the “Company”) in connection with the solicitation of proxies by the Board of Directors of U.S. Energy (the “Board of Directors” or the “Board”) for a special meeting of U.S. Energy’s stockholders and any adjournment or postponement thereof (the “Special Meeting”) for the purposes set forth in the accompanying Notice of Special Meeting. The Special Meeting will be held on [●], [●], 2021 at A.M. Houston time at the Company’s corporate offices: 675 Bering Drive, Suite 390, Houston, Texas 77057, subject to any postponement(s) or adjournment(s) thereof. The Board of Directors encourages you to read this proxy statement and its annexes (which are incorporated by reference herein) carefully and, in their entirety, and to take the opportunity to submit a proxy to vote your shares on the matters to be decided at the Special Meeting.

Only holders of record of shares of U.S. Energy’s common stock at the close of business on [●], 2021, are entitled to notice of, and to vote at, the Special Meeting and any postponements or adjournments thereof. At the close of business on the record date, [●] shares of our common stock were outstanding, which each vote one voting share, and as such, a total of [●] voting shares are eligible to be voted at the Special Meeting. Other than our common stock, we have no other voting securities currently outstanding. Everyone attending the Special Meeting will be required to present valid picture identification, such as a driver’s license or passport, as more fully described elsewhere in this proxy statement.

If you have any questions concerning the Special Meeting or this proxy statement, or would like additional copies of the proxy statement or additional proxy cards, please contact:

Ryan L. Smith, Chief Executive Officer

675 Bering Drive Street, Suite 390

Houston, Texas 77057

Telephone: (303) 993-3200

Email: Ryan@usnrg.com

The date of this proxy statement is [●], 2021.

vi

ABOUT THIS PROXY STATEMENT

This proxy statement constitutes a proxy statement under Section 14(a) of the Securities Exchange Act of 1934, as amended.

You should rely only on the information contained in this proxy statement. No one has been authorized to provide you with information that is different from the information contained in, or incorporated by reference into, this proxy statement. This proxy statement is dated [●], 2021. You should not assume that the information contained in, or incorporated by reference into, this proxy statement is accurate as of any date other than that date (or, in the case of incorporated documents, their respective dates). Our mailing of this proxy statement to the U.S. Energy stockholders will not create any implication to the contrary.

vii

viii

ix

x

ANNEX A	—	Purchase and Sale Agreement between Lubbock Energy Partners, LLC, as seller, and U.S. Energy Corp., as purchaser, dated as of October 4, 2021
ANNEX B	—	Purchase and Sale Agreement between Banner Oil & Gas, LLC, Woodford Petroleum, LLC and Llano Energy LLC, as sellers, and U.S. Energy Corp., as purchaser, dated as of October 4, 2021
ANNEX C	—	Purchase and Sale Agreement between Synergy Offshore, LLC, as seller, and U.S. Energy Corp., as purchaser, dated as of October 4, 2021
ANNEX D	—	First Amendment to Purchase and Sale Agreements between each of Lubbock Energy Partners, LLC; Banner Oil & Gas, LLC, Woodford Petroleum, LLC and Llano Energy LLC; and Synergy Offshore, LLC, and U.S. Energy Corp., dated as of October 25, 2021
ANNEX E	—	Opinion of Johnson Rice & Company L.L.C.

xi

ABOUT THIS DOCUMENT

U.S. Energy Corp., which we refer to herein as the “Company,” “U.S. Energy,” “we,” “our,” or “us,” is providing these proxy materials in connection with the solicitation by our Board of Directors of proxies to be voted at our Special Meeting of stockholders to be held on [●], [●], 2021, at A.M. Houston time at the Company’s corporate offices: 675 Bering Drive, Suite 290, Houston, Texas 77057, subject to any postponement(s) or adjournment(s) thereof. This proxy statement and the enclosed proxy card is first being made available to U.S. Energy stockholders on or about [●], 2021.

You should rely only on the information contained in or incorporated by reference into this proxy statement. No one has been authorized to provide you with information that is different from that contained in or incorporated by reference into this proxy statement. This proxy statement is dated [●], 2021. You should not assume that the information contained in this proxy statement is accurate as of any other date, nor should you assume that the information incorporated by reference into this proxy statement is accurate as of any date other than the date of such incorporated document. The mailing of this proxy statement to our stockholders will not create any implication to the contrary.

This proxy statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction in which or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction.

REFERENCES TO ADDITIONAL INFORMATION

You may also request a copy of this proxy statement from U.S. Energy’s, at the following address and telephone number:

U.S. Energy Corp.

675 Bering Dr, Suite 390

Houston, Texas 77057

Attn: Ryan L. Smith, Chief Executive Officer

Email: IR@usnrg.com

Phone: (303) 993-3200

For additional details about where you can find information about U.S. Energy, please see the section titled “Where You Can Find More Information; Incorporation of Information by Reference” in this proxy statement.

SUMMARY OF TERMS OF THE PURCHASE

This summary highlights selected information from this proxy statement. It may not contain all of the information that is important to you with respect to the Purchase Agreements and the transactions contemplated therein, or any other matter described in this proxy statement. We urge you to carefully read this proxy statement, as well as the documents attached to this proxy statement, to fully understand the Purchase Agreements Proposals. In particular, you should read the Purchase Agreements (as defined above), which are described elsewhere in this proxy statement and are attached hereto as Annex A, Annex B, Annex C, as amended by the First Amendment thereto attached hereto as Annex D, to this proxy statement. See also the “Glossary of Oil and Natural Gas Terms“ below, which includes various abbreviations and definitions of certain terms commonly used in the oil and natural gas industry.

In this proxy statement, references to:

(i)	“Acquired Assets” means all of the assets and operations to be acquired by U.S. Energy pursuant to the Purchase;

(ii)	“Banner Purchase Agreement Proposal” means Proposal 2, the proposal to approve the Banner Purchase Agreement and the terms thereof, including, but not limited to the issuance of shares of common stock to Banner in connection therewith, which number of shares of common stock will exceed 19.99% of the Company’s outstanding common stock and voting stock as of the date of the parties’ entry into such Banner Purchase Agreement, and will further (separately and/or together with the issuance of shares to the other Sellers) represent a change of control of the Company;

1

(iii)	“Banner Purchase Agreement” means that certain Purchase and Sale Agreement, dated October 4, 2021, between Banner and U.S. Energy (as amended by the First Amendment, and as may be amended from time to time);

(iv)	“Banner” means collectively, Banner Oil, Llano and Woodford, a Seller;

(v)	“Banner Oil” means Banner Oil & Gas, LLC;

(vi)	“Board” or the “Board of Directors” refer to the Board of Directors of U.S. Energy;

(vii)	“Closing Date” means the date that the Closing occurs;

(viii)	“Closing” means the closing of the Purchase. As the Purchase is contingent on the closing of each of the Purchase Agreements, the Closing therefore refers to the simultaneous closing of the transactions contemplated by each of the Purchase Agreements;

(ix)	“Combined company” means U.S. Energy following the Closing and the acquisition of the Acquired Assets;

(x)	“Deposits” mean each of the three $500,000 deposits required by U.S. Energy in connection the entry into the three Purchase Agreements;

(xi)	“Effective Time” means 12:01 a.m., Houston, Texas time on the first day of the month in which Closing occurs;

(xii)	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;

(xiii)	“First Amendment” means that certain First Amendment to Purchase and Sale Agreements between each of Lubbock Energy Partners, LLC; Banner Oil & Gas, LLC, Woodford Petroleum, LLC and Llano Energy LLC; and Synergy Offshore, LLC, and U.S. Energy Corp., dated as of October [●], 2021;

(xiv)	“GAAP” means United States generally accepted accounting principles;

(xv)	“Llano” means Llano Energy LLC;

(xvi)	“Lubbock Purchase Agreement Proposal” means Proposal 1, the proposal to approve the Lubbock Purchase Agreement and the terms thereof, including, but not limited to the issuance of shares of common stock to Lubbock in connection therewith, which number of shares of common stock will exceed 19.99% of the Company’s outstanding common stock and voting stock as of the date of the parties’ entry into such Lubbock Purchase Agreement, and will further (separately and/or together with the issuance of shares to the other Sellers) represent a change of control of the Company;

(xvii)	“Lubbock Purchase Agreement” means that certain Purchase and Sale Agreement, dated October 4, 2021, between Lubbock and U.S. Energy (as amended by the First Amendment, and as may be amended from time to time);

(xviii)	“Lubbock” means Lubbock Energy Partners LLC, one of the Sellers;

(xix)	“Nasdaq” means the Nasdaq Capital Market;

(xx)	“Purchase Agreements Proposals” means collectively, the Lubbock Purchase Agreement Proposal, Banner Purchase Agreement Proposal and Synergy Purchase Agreement Proposal;

2

(xxi)	“Purchase Agreements” means the Lubbock Purchase Agreement, Banner Purchase Agreement and Synergy Purchase Agreement (as they may be amended from time to time and including all exhibits and schedules thereto, including by the First Amendment;

(xxii)	“PSA Shares” means collectively, the 19,905,736 shares of U.S. Energy’s common stock to be issued to the Sellers pursuant to the Purchase Agreements;

(xxiii)	“Purchase” or “Purchase Transactions” mean the acquisition of the Purchased Assets contemplated by the Purchase Agreements and the other terms of the Purchase Agreements;

(xxiv)	“SEC” or the “Commission” refer to the Securities and Exchange Commission;

(xxv)	“Securities Act” refers to the Securities Act of 1933, as amended;

(xxvi)	“Sellers” refer collectively to Lubbock, Banner and Synergy;

(xxvii)	“Synergy Purchase Agreement Proposal” means Proposal 3, the proposal to approve the Synergy Purchase Agreement and the terms thereof, including, but not limited to the issuance of shares of common stock to Synergy in connection therewith, which number of shares of common stock will exceed 19.99% of the Company’s outstanding common stock and voting stock as of the date of the parties’ entry into such Synergy Purchase Agreement, and will further (separately and/or together with the issuance of shares to the other Sellers) represent a change of control of the Company;

(xxviii)	“Synergy Purchase Agreement” means that certain Purchase and Sale Agreement, dated October 4, 2021, between Synergy and U.S. Energy (as amended by the First Amendment, and as may be amended from time to time);

(xxix)	“Synergy” means Synergy Offshore LLC, one of the Sellers;

(xxx)	“U.S. Energy,” the “Company,” “we,” “our” or “us” refer to U.S. Energy Corp. and its subsidiaries (unless the context requires otherwise); and

(xxxi)	“Woodford” means Woodford Petroleum, LLC.

Overview of the Purchase

On October 4, 2021, the Company entered into Purchase and Sale Agreements, with (a) Lubbock Energy Partners LLC (“Lubbock”); (b) Banner Oil & Gas, LLC, Woodford Petroleum, LLC and Llano Energy LLC (collectively, “Banner”), and (c) Synergy Offshore LLC (“Synergy”, and collectively with Lubbock and Banner, the “Sellers”).

Pursuant to the Purchase Agreements, we agreed to acquire certain oil and gas properties from the Sellers, representing a diversified, mature portfolio of operated, producing, oil-weighted assets located across the Rockies, West Texas, Eagle Ford, and Mid-Continent. The acquisition will also include certain wells, contracts, technical data, records, personal property and hydrocarbons associated with the acquired assets (collectively with the oil and gas properties to be acquired, the “Acquired Assets”).

The initial base purchase price for the Acquired Assets is (a) $125,000 in cash and 6,568,828 shares of our common stock, as to Lubbock; (b) $1,000,000 in cash, the assumption of $3.3 million in liabilities, and 6,790,524 shares of common stock, as well as the novation or liquidation of certain hedges which had a mark to market loss of approximately $3.4 million as of the date of this proxy statement, as to Banner; and (c) $125,000 in cash and 6,546,384 shares of common stock, as to Synergy. The aggregate purchase price under all the Purchase Agreements will be $1.25 million in cash, 19,905,736 shares of common stock (the “PSA Shares”), and the assumption of $3.3 million in debt, as well as the novation or liquidation of certain hedges which had a mark to market loss of approximately $3.4 million as of the date of this proxy statement. The initial base purchase prices are also subject to customary working capital and other adjustments as set forth in the Purchase Agreements.

3

The Purchase Agreements do not include a price-based termination right, so there will be no adjustment to the total number of shares of U.S. Energy common stock that the Sellers will be entitled to receive for changes in the market price of U.S. Energy common stock. Accordingly, the market value of the shares of U.S. Energy common stock issued pursuant to the Purchase Agreements will depend on the market value of the shares of U.S. Energy common stock at the time the Purchase Agreements close, and could vary significantly from the market value on the date of this proxy statement.

Each Purchase Agreement required the Company to place a $500,000 deposit into escrow ($1.5 million in aggregate)(the “Deposits”). The Deposits are to be used for closing price adjustments, and subject to certain liquidated damages provisions of the Purchase Agreements, in the event the Purchase Agreements are terminated under certain circumstances, as discussed in greater detail below under “Agreements Related to the Purchase—The Purchase Agreements—Termination of the Purchase Agreements“.

Each Purchase Agreement has substantially similar terms (other than certain differences related to assets acquired, purchase terms, certain representations and warranties, and other matters, as individually negotiated by the parties).

The transactions contemplated by the Purchase Agreements are expected to close in the fourth quarter of 2021, subject to satisfaction of customary closing conditions, including approval of the transactions contemplated by the Purchase Agreements, and the issuance of the PSA Shares, by the stockholders of the Company at the Special Meeting.

The conditions to the closing of the Purchase Agreements may not be met, and such Closing may not ultimately occur on the terms set forth in the Purchase Agreements, if at all.

Upon closing of the transactions, the Sellers will collectively own approximately 80.98% of the Company’s then outstanding shares of common stock, and will effectively control the Company, and as such, the Purchase will result in a change of control of the Company.

The Purchase Agreements contemplate the Company and the Sellers entering into various other agreements at Closing, including a registration rights agreement, nominating and voting agreement and contribution agreement, see “Agreements Related to the Purchase—Nominating and Voting Agreement“. Pursuant to the Purchase Agreements, the Company will be required to (i) increase the size of the Company’s Board of Directors to seven members (with one of the current members of the Board resigning) and appoint two (2) individuals, each appointed by the Sellers under the Purchase Agreements, as well as Duane H. King, to the Board of Directors of the Company; and (ii) appoint John A. Weinzierl as Chairman; Ryan L. Smith as Chief Executive Officer and Chief Financial Officer; and Donald Kessel as Chief Operating Officer of the Company. The nominating and voting agreement, will provide for all the Sellers to agree to appoint and nominate each of their designated director nominees to the Board of Directors, with each Seller having the right, for so long as they hold at least 15% of the Company’s outstanding common stock, to appoint two members to the Board of Directors of the Company, provided that it is currently contemplated that the Sellers will only appoint one person each to the Board of Directors at Closing, and for so long as they hold at least 5% of the Company’s outstanding common stock, to appoint one member to the Board of Directors of the Company. In connection with the entry into the Purchase Agreements, the Company and the Seller entered into a customary escrow agreement in connection with the Deposits.

A copy of the Purchase Agreements are attached as Annex A, Annex B, Annex C, as amended by the First Amendment thereto attached hereto as Annex D, to this proxy statement. U.S. Energy encourages you to read such Purchase Agreements in their entirety because they are the principal documents governing the Purchase. For more information on the Purchase Agreements, see the section of this proxy statement titled “Agreements Relating to the Purchase—The Purchase Agreements“.

For more information about the Purchase itself and the assets to be acquired pursuant to the Purchase, see “The Purchase“ and “Information about the Acquired Assets“.

4

Parties to the Purchase

U.S. Energy Corp.

Founded in 1966 and based in Houston, Texas, U.S. Energy is an independent energy company focused on the acquisition and development of oil and gas producing properties in the United States. Our business is currently focused on targeting mature, low decline assets with existing infrastructure that allows us to maximize our return on capital in a sustainable and efficient manner. U.S. Energy’s principal executive offices are located at 675 Bering Drive, Suite 390, Houston, Houston 77057, and its telephone number is (303) 993-3200. More information about U.S. Energy Corp. can be found at www.usnrg.com. Information contained on, or that can be accessed through, our website is not incorporated by reference into this proxy statement, and you should not consider information on our website to be part of this proxy statement. U.S. Energy’s common stock is listed on the Nasdaq Capital Market under the trading symbol “USEG.”

Lubbock

Lubbock was formed as a Texas limited liability company on January 17, 2017. Lubbock’s principal business activities are focused on the acquisition and development of oil and gas properties in the United States. Lubbock’s principal executive offices are located at 1616 S Voss Rd, Suite 530, Houston, Texas 77057, and its telephone number is 832-856-6570.

Banner

Banner Oil & Gas, LLC

Banner Oil is an Oklahoma limited liability company. It is an Oklahoma City, Oklahoma-based oil and gas company with operations in Oklahoma and Northern Texas. Banner Oil was formed in 2010 to acquire, exploit and develop crude oil-weighted assets with tangible upside potential. Banner Oil’s principal executive offices are located at 2121 Sage Road, Suite 325, Houston, Texas 77056, and its telephone number is 713-364-1400.

Llano Energy LLC

Llano is an Oklahoma limited liability company. It is a Stillwater, Oklahoma-based exploration and production company formed in to pursue the acquisition and horizontal development of the San Andres formation in the Permian Basin. Llano Energy LLC’s current asset base consists of a sizable acreage position in Lea County, New Mexico. Llano Energy LLC’s principal executive offices are located at 2121 Sage Road, Suite 325, Houston, Texas 77056, and its telephone number is 713-364-1400.

Woodford Petroleum, LLC

Woodford is a Delaware limited liability company. It is a Houston, Texas-based company formed to develop oil and gas reserves in the Mid-Continent region. Woodford Petroleum, LLC seeks to capitalize on drilling opportunities in areas in Kansas, Oklahoma, Colorado and the Texas Panhandle. Woodford Petroleum, LLC’s principal executive offices are located at 2121 Sage Road, Suite 325, Houston, Texas 77056, and its telephone number is 713-364-1400.

Synergy Offshore LLC

Synergy is a Texas limited liability company. Synergy is a Houston, Texas based company formed to develop oil and gas reserves in the Rocky Mountain region, primarily in Montana and Wyoming. All of Synergy’s assets are located onshore. Synergy’s principal executive offices are located at 9821 Katy Fwy, Suite 525, Houston, Texas 77024, and its telephone number is 713-827-9988.

* * * * *

5

For more information see “The Purchase—Parties to the Purchase”.

Reasons for the Purchase

The Board of Directors considered a number of factors before deciding to enter into the Purchase Agreements, including, among other factors, the advice of senior management, other potential opportunities and transactions, the benefits to current Company stockholders, the post-Closing leadership team of U.S. Energy, the likelihood that the transactions would close, the fact that the consideration issuable to the Sellers, including the stock portion of such consideration, is fixed, the reasonableness of the covenants set forth in such Purchase Agreements, including the termination fees potentially payable by U.S. Energy in connection therewith, the opinion of Johnson Rice & Company L.L.C. that the terms were fair, from a financial point of view to the stockholders of the Company, and the terms and conditions of the Purchase Agreements. For additional information, see the section titled “The Purchase—Recommendation of the Board of Directors and its Reasons for the Purchase“ and “The Purchase—Background of the Purchase“.

Activities of U.S. Energy Following the Purchase

Following the completion of the Purchase Transaction, we plan to continue executing the Company’s business plan of acquiring and developing producing, mature oil and gas properties in the onshore United States, with a specific focus on developing the Acquired Assets.

Following the completion of the Purchase, U.S. Energy will continue to be a public company. The Purchase will have no effect on the attributes of shares of U.S. Energy’s common stock held by U.S. Energy’s stockholders, except for the increase in such outstanding shares of common stock in connection with the issuance of the PSA Shares, as discussed in greater detail herein.

In the event the Purchase is not consummated, U.S. Energy plans to continue its business plan on acquiring and developing producing oil and gas properties in the onshore United States, and continue to focus on its current assets and operations.

Recommendation of the Board of Directors and its Reasons for the Purchase

The Board of Directors unanimously determined that the Purchase Agreements and the transactions contemplated thereby, including the Purchase, are in the best interests of U.S. Energy and its stockholders, approved the Purchase Agreements and the transactions contemplated thereby, including the Purchase, and recommends that you vote:

● “FOR” the proposal to approve the Lubbock Purchase Agreement and the transactions contemplated therein (the “Lubbock Purchase”), on the terms and subject to the conditions set forth in the Lubbock Purchase Agreement (the “Lubbock Purchase Proposal”);

● “FOR” the proposal to approve the Banner Purchase Agreement and the transactions contemplated therein (the “Banner Purchase”), on the terms and subject to the conditions set forth in the Lubbock Purchase Agreement (the “Banner Purchase Proposal”);

● “FOR” the proposal to approve the Synergy Purchase Agreement and the transactions contemplated therein (the “Synergy Purchase”), on the terms and subject to the conditions set forth in the Lubbock Purchase Agreement (the “Synergy Purchase Proposal”, and the Synergy Purchase Proposal, collectively with the Lubbock Purchase Proposal and Banner Purchase Proposal, the “Purchase Proposals”);

● “FOR” the proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to certain of U.S. Energy’s named executive officers prior to, or after, consummation of the Purchase (the “Compensation Proposal”); and

● “FOR” an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Purchase Proposals (the “Adjournment Proposal”).

The Purchase Proposals, the Compensation Proposal and the Adjournment Proposal are collectively referred to herein as the “Proposals.”

6

For a discussion of factors that the Board of Directors considered in deciding to recommend the approval of the Purchase Proposals, see the section titled “The Purchase—Recommendation of the Board of Directors and its Reasons for the Purchase“.

Opinion of the Company’s Financial Advisor

In connection with the Purchase, the Company’s Board of Directors received an oral opinion on September 29, 2021, from Johnson Rice & Company L.L.C., referred to as Johnson Rice, to the effect that, as of the date of such opinion, and based upon and subject to the various qualifications, assumptions and limitations set forth therein, that, as of that date and based upon and subject to the assumptions, limitations, qualifications and conditions described in Johnson Rice’s opinion, the consideration payable pursuant to the Purchase Agreements (the “Transaction Consideration”) was fair, from a financial point of view, to the holders of shares of U.S. Energy’s common stock, which oral opinion was subsequently documented by a written opinion dated September 29, 2021. The full text of Johnson Rice’s written opinion dated September 29, 2021, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex E to this proxy statement and is incorporated herein by reference. Johnson Rice’s opinion was provided for the use and benefit of the Company’s Board of Directors (solely in its capacity as such) in its evaluation of the Purchase. Johnson Rice’ opinion is limited solely to the fairness, from a financial point of view, of the Transaction Consideration to the stockholders of the Company, and does not address the Company’s underlying business decision to effect the Purchase or the relative merits of the Purchase as compared to any alternative business strategies or transactions that might be available with respect to the Company. Johnson Rice’s opinion does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote or act with respect to the Purchase or any other matter.

For additional information, see the section titled “The Purchase—Opinion of the Company’s Financial Advisor“.

Conditions to the Completion of the Purchase

We expect to complete the Purchase as soon as possible following the approval of the Purchase Proposals at the Special Meeting. The parties’ obligations to effect the Purchase are subject to the satisfaction or, to the extent permitted, waiver, of various conditions, including, among others, the following:

(a) No preliminary or permanent injunctions or other orders enjoining, making illegal, or otherwise prohibiting or preventing the Closing.

(b) No proceeding brought by any third party shall be pending before any governmental authority (i) seeking to restrain, prohibit, enjoin, or declare illegal, or (ii) seeking substantial damages in connection with, the Closing.

(c) Each of the representations and warranties of U.S. Energy and the Sellers contained in the Purchase Agreements, subject to certain materiality qualifiers shall be true and correct in all material respects as of the Closing Date, subject to certain exceptions.

(d) U.S. Energy and the Sellers will have performed or complied, in all material respects, with all obligations, agreements, and covenants contained in the Purchase Agreements as to which performance or compliance by U.S. Energy or the Sellers is required prior to or on the Closing Date.

(e) The holders of the outstanding shares of common stock of U.S. Energy shall have approved the issuance of common stock to Sellers, as contemplated under the terms of the Purchase Agreements, and the “change of control” (as defined in the rules and regulations of the Nasdaq) resulting from such issuances, as required to satisfy the rules and regulations of the Nasdaq and applicable Law (the “Required Stockholder Approval”).

7

(f) The additional listing application of the PSA Shares (the “Additional Listing Application”) by Nasdaq shall have been approved by Nasdaq (“Additional Listing Approval”). U.S. Energy is required to be current in all its filing obligations with the SEC and Nasdaq and no commitment letters, orders or suspensions from the SEC or Nasdaq shall be outstanding prior to or on the Closing Date and if required by Nasdaq, the common stock shall have been approved for initial listing on Nasdaq following the Closing.

(g) The closing of the transactions under all Purchase Agreements shall occur simultaneously.

(h) No Sellers shall have added any new, or corrected, supplemented, or amended any existing schedule to its representations and warranties under such Purchase Agreement in respect of any matters that might reasonably be expected to have a material adverse effect on the ownership, operation, or value of the Acquired Assets under such Purchase Agreement or on the liabilities to be assumed by U.S. Energy thereunder.

(i) No material adverse effect shall have occurred with respect to U.S. Energy, the existing assets of U.S. Energy or the Acquired Assets, any of the assets subject to the Purchase Agreements, nor shall any event or events have occurred that, individually or in the aggregate, with or without the lapse of time, would reasonably be expected to result in a material adverse effect with respect to U.S. Energy or its existing assets.

(j) Delivery by all parties of the ancillary agreements relating to the Purchase.

For additional information, see the section titled “Agreements Related to the Purchase—The Purchase Agreements—Conditions to the Completion of the Purchase“.

Planned Closing Date

The transactions contemplated by the Purchase Agreements are expected to close in the fourth quarter of 2021, subject to satisfaction of customary closing conditions, including the approval of the Purchase Agreements Proposals at the Special Meeting, the accuracy of the representations and warranties of the parties at Closing, subject, in certain instances, to certain materiality and other thresholds, the performance by the parties of their obligations and covenants under the Purchase Agreements, the delivery of certain documentation by the parties and the absence of any injunction or other legal prohibitions preventing consummation of the Purchase.

Governmental and Regulatory Approvals

U.S. Energy must comply with applicable federal and state securities laws and the rules and regulations of The Nasdaq Stock Market in connection with the issuance of shares of U.S. Energy common stock upon the closing of the Purchase Agreements.

U.S. Energy and the Sellers have determined that no antitrust or competition law approvals, or other governmental or regulatory approvals are required to be applied for or obtained in any jurisdiction in connection with the Purchase, provided that as discussed in greater detail below under, “The Purchase—Nasdaq Stock Market Listing“, Nasdaq is required to approve the additional listing of the PSA Shares on Nasdaq and to the extent required, the initial listing of U.S. Energy’s common stock following the Closing.

8

Termination of the Purchase Agreements

Rights of Termination

The Purchase Agreements are subject to termination prior to Closing under certain circumstances, and may be terminated: (a) at any time prior to the Closing Date by the mutual consent of the parties; (b) by any Seller if we fail to timely deliver the Deposit to such Seller; (c) by any Seller if (i) we materially breach any provision of the applicable Purchase Agreement, and such breach remains uncured for 30 days after notice thereof, or (ii) we update a disclosure schedule prior to Closing and such update would constitute a material adverse effect on our assets or operations, or our ability to complete the applicable acquisition; (d) by us, if (i) any Seller materially breaches any provision of its applicable Purchase Agreement, and such breach remains uncured for 30 days after notice thereof, (ii) certain preferential rights associated with the assets exceed 10% of the purchase price payable under the Purchase Agreements, or (iii) if a Seller updates a disclosure schedule prior to Closing, and such update would constitute a material adverse effect on Seller’s assets or operations, or Seller’s ability to complete the applicable sale; (e) by us or any Seller in the event the Closing has not occurred by February 28, 2022; or (f) by any Seller if (i) our board of directors changes their recommendation to stockholders to approve the Purchase Agreements and the terms thereof, (ii) we breach or fail to perform in any material respect our obligations regarding the requirement to prepare and mail this proxy statement or our requirement to hold the Special Meeting, (iii) the required stockholder approval of the Purchase Agreements and issuance of the PSA Shares is not obtained, or the listing of such PSA Shares on Nasdaq has not been obtained, by February 28, 2022, or (iv) any of the other Purchase Agreements are terminated prior to Closing. All of the Purchase Agreements are required to close on the same date and at the same time.

If a Seller is entitled to terminate their applicable Purchase Agreement pursuant to (b) above, then Seller may terminate the applicable agreement and pursue any other claim, right, or remedy against us available at law or in equity. If a Seller is entitled to terminate its applicable Purchase Agreement pursuant to (c) or (f), above, then under certain circumstances, such Seller has the right, as their sole and exclusive remedy and in lieu of all other damages, to terminate the agreement, receive the applicable Deposit as liquidated damages and be entitled to reimbursement from us of all of the Seller’s reasonable out-of-pocket expenses incurred in connection with the contemplated transaction. If we are entitled to terminate a Purchase Agreement pursuant to (d) above, then under certain circumstances, we have the right, as our sole and exclusive remedy and in lieu of all other damages, to terminate the applicable agreement and, in conjunction therewith, receive a return of the Deposit. If the applicable agreement is terminated for any reason other than as described above, then the Deposit is returned to us.

For additional information, see the section titled “Agreements Related to the Purchase—The Purchase Agreements—Termination of the Purchase Agreements“.

Effect of Termination

While the Purchase Agreements do not provide for any penalties or ‘break-up’ fees upon termination thereof, in the event the Purchase Agreements are terminated for certain reasons, we may forfeit to each of the Sellers the $500,000 deposits ($1,500,000 in aggregate) which we paid in connection with our entry into the Purchase Agreements. See “Agreements Related to the Purchase—The Purchase Agreements—Termination of the Purchase Agreements“ for additional information.

Ancillary Agreements

The Purchase Agreements contemplate the Company and the Sellers entering into various other agreements at Closing, including an Escrow Agreement, Registration Rights Agreement, Nominating and Voting Agreement, Contribution Agreement, Farmout Agreement and Transition Services Agreement, each discussed in greater detail below under “Agreements Related to the Purchase—Escrow Agreement“, “Agreements Related to the Purchase—Registration Rights Agreement“, “Agreements Related to the Purchase—Nominating and Voting Agreement“, “Agreements Related to the Purchase—Contribution Agreement“, “Agreements Related to the Purchase—Farmout Agreement“, and “Agreements Related to the Purchase—Transition Services Agreement“, respectively.

The Nominating and Voting Agreement (discussed in greater detail below), will provide for all the Sellers to agree to appoint and nominate each of their designated director nominees to the Board of Directors, with each Seller having the right, for so long as they hold at least 15% of the Company’s outstanding common stock, to appoint two members to the Board of Directors of the Company, provided that it is currently contemplated that the Sellers will only appoint one person each to the Board of Directors at Closing, and for so long as they hold at least 5% of the Company’s outstanding common stock, to appoint one member to the Board of Directors of the Company. See “Agreements Related to the Purchase—Nominating and Voting Agreement“.

9

Management Following the Closing

Pursuant to the Purchase Agreements, the Company will be required to (i) increase the size of the Company’s Board of Directors to seven members (with one of the current members of the Board resigning) and appoint two (2) individuals, each appointed by the Sellers under the Purchase Agreements, as well as Duane H. King, to the Board of Directors of the Company; and (ii) appoint John A. Weinzierl as Chairman; Ryan L. Smith as Chief Executive Officer and Chief Financial Officer; and Donald Kessel as Chief Operating Officer of the Company. See “Management Following the Purchase—Executive Officers and Directors of the Combined Company Following the Purchase“.

Interests of Certain Directors, Officers and Affiliates of U.S. Energy

When considering the recommendation of the U.S. Energy Board of Directors, you should be aware that certain members of the U.S. Energy Board of Directors and named executive officers of U.S. Energy have interests in the Purchase Agreements that may be different from, or in addition to, interests they may have as U.S. Energy stockholders, summarized below and discussed in greater detail below under “The Purchase—Interests of Certain Persons in the Purchase“. The U.S. Energy Board of Directors was aware of the following interests and considered them, among other matters, in its decision to approve the Purchase Agreements.

Continued Service with Combined Company

At the effective time of the Purchase Agreements, which is 12:01 a.m., Houston, Texas time on the first day of the month in which Closing occurs (the “Effective Time”), the officers of the combined company will include Mr. Ryan L. Smith (the Company’s current Chief Executive Officer and Chief Financial Officer.

Additionally, four current directors of U.S. Energy (the “Continuing Directors”), will continue as directors of the combined company after the Closing, with one current director expected to step down; provided that no final determination regarding the current director who may step down being made to date.

Other

The interests of the U.S. Energy Board of Directors also relate to or arise from, among other things severance benefits to which Mr. Ryan L. Smith, U.S. Energy’s Chief Executive Officer and Chief Financial Officer would become entitled to in the event of a change of control of U.S. Energy and/or his termination of employment within specified periods of time relative to the completion of the Purchase Agreements.

Agreements Related to the Purchase

The Purchase Agreements contemplated U.S. Energy and the Sellers entering into various other agreements at Closing, including a registration rights agreement, nominating and voting agreement and contribution agreement. For additional information regarding these agreements and the Purchase Agreements, see the section titled “Agreements Related to the Purchase“.

Indemnification by U.S. Energy and Sellers

The Purchase Agreements contain indemnification provisions pursuant to which the Sellers have each separately, and not jointly or severally, agreed to indemnify and hold harmless U.S. Energy and its affiliates and representatives (the “U.S. Energy Indemnities”), from and against any and all losses incurred, suffered, or paid by, or asserted against, or resulting to any of such parties and which result from, arise out of or in connection with, are based upon or related to, or exist by reason of: (a) any breach by such Seller of any of its representations or warranties contained in its applicable Purchase Agreement; (b) any breach of any of its covenants or agreements contained in the applicable Purchase Agreement and any liability incurred by any U.S. Energy Indemnity as a result of the inaccuracy of any information provided by the Seller in connection with this proxy statement; (c) any of the liabilities excluded from the Purchase; or (d) property and production taxes for which Seller is responsible under the Purchase Agreements, subject to certain deductibles, thresholds and limits.

10

The Purchase Agreements contain indemnification provisions pursuant to which U.S. Energy has agreed to indemnify and hold harmless each of the Sellers and their affiliates and representatives (the “Seller Indemnities”), from and against any and all losses incurred, suffered, or paid by, or asserted against, or resulting to any of such parties and which result from, arise out of or in connection with, are based upon or related to, or exist by reason of: (a) any breach by U.S. Energy of any of its representations or warranties contained in the applicable Purchase Agreement; (b) any breach by U.S. Energy of any of its covenants or agreements contained in the applicable Purchase Agreement; (c) Property and Production Taxes for which U.S. Energy is responsible under the terms of the applicable Purchase Agreement; (d) any of the liabilities agreed to be assumed by U.S. Energy at Closing, subject to certain exceptions; or (e) any other matter from or against which U.S. Energy has agreed to defend or indemnify the Seller Indemnities under the applicable Purchase Agreement, subject to certain deductibles, thresholds and limits.

For additional information, see the section titled “Agreements Related to the Purchase—The Purchase Agreements—Indemnification“.

Material U.S. Federal Income Tax Consequences of the Purchase

Since U.S. Energy stockholders will continue to own and hold their existing shares of U.S. Energy common stock following the Closing, the Purchase generally will not result in U.S. federal income tax consequences to U.S. Energy stockholders.

For additional information, see the section titled “The Purchase—Material U.S. Federal Income Tax Consequences of the Purchase“.

No Appraisal Rights

Under the Wyoming Business Corporation Act (“WBCA”), appraisal rights are not available to any stockholder in connection with the Purchase, regardless of whether such stockholder votes for or against the approval of the Purchase Proposals.

See also the section titled “The Purchase—No Appraisal or Dissent Rights“.

Risk Factors Related to the Purchase

Before voting at the Special Meeting, you should carefully consider all of the information contained in or incorporated by reference into this proxy statement, as well as the specific factors under the section titled “Risk Factors.” These risk factors include, but are not limited to, the following:

Risks Relating to the Purchase

● U.S. Energy and Sellers may fail to complete the Purchase if certain required conditions, many of which are outside the parties’ control, are not satisfied.

● The failure to complete the Purchase could have a material adverse effect on U.S. Energy and the value of its securities.

● Directors and executive officers of U.S. Energy may have interests in the Purchase contemplated by the Purchase Agreements that are different from, or in addition to, those of U.S. Energy stockholders generally.

11

● The consideration to be received by the Sellers is fixed and will not be adjusted for changes affecting Sellers or U.S. Energy.

● The provisions of the Purchase Agreements limiting U.S. Energy’s ability to pursue alternative transactions to the Purchase and requiring it, in specified circumstances, to pay a termination fee if it does so may discourage others from making a favorable alternative transaction proposal.

● Holders of U.S. Energy common stock will not have appraisal or dissenters’ rights in connection with The Purchase.

● The shares of common stock issuable at the Closing to the Sellers will create significant dilution to existing stockholders, will provide the Sellers voting control over U.S. Energy and will constitute a change of control.

● A Nominating and Voting Agreement required to be entered into at Closing will provide the Sellers continued rights to control the appointment of a majority of the Board of Directors of U.S. Energy, subject to certain ownership requirements set forth therein.

● In connection with the Purchase, U.S. Energy may be required to take write-downs or write-offs, restructuring and impairment or other charges that could negatively affect the business, assets, liabilities, prospects, outlook, financial condition and results of operations of U.S. Energy.

Risk Factors Related to the Acquired Assets and Combined Company

● Events beyond Sellers’s control, including the recent COVID-19 pandemic or any other future global or domestic health crisis, may result in unexpected adverse operating and financial results.

● Oil, natural gas and natural gas liquid (“NGL”) prices are volatile. A sustained decline in prices could adversely affect Sellers’s business, financial condition and results of operations, liquidity and its ability to meet its financial commitments or cause Sellers to delay its planned capital expenditures.

● Reserve estimates depend on many assumptions that may turn out to be inaccurate. Any material inaccuracies in reserve estimates or underlying assumptions will materially affect the quantities and present value of Sellers’s reserves.

● The combined company’s development projects will require substantial capital expenditures. The combined company may be unable to obtain required capital or financing on satisfactory terms or at all, which could lead to a decline in its reserves and cash flows.

● Combining the businesses of U.S. Energy and the Acquired Assets may be more difficult, costly and time-consuming than expected, which may adversely affect the combined company’s results and negatively affect the value of U.S. Energy’s common stock following the Purchase.

● Sellers’s hedging activities could result in financial losses or could reduce its net income.

● Sellers is subject to complex federal, state, local and other laws and regulations that could materially and adversely affect the cost, manner or feasibility of conducting its operations.

Other Risk Factors of U.S. Energy

Please carefully consider the risks described in U.S. Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all of which are filed with the SEC and incorporated by reference into this proxy statement. See also “Where You Can Find More Information; Incorporation of Information by Reference“.

For additional information regarding the risk factors related to the Purchase and the operation of the U.S. Energy following the Closing of the Purchase, and other matters, see the section of this proxy statement titled “Risk Factors“.

12

Nasdaq Stock Market Listing

U.S. Energy plans to file, to the extent required by applicable Nasdaq rules, an initial listing application with The Nasdaq Capital Market pursuant to Nasdaq’s “change of control” rules. If such application is accepted, U.S. Energy anticipates that U.S. Energy’s common stock will continue to be listed on The Nasdaq Capital Market following the closing under the trading symbol “USEG.” In the event such initial application is required, and is not accepted by Nasdaq, the Purchase may not close unless U.S. Energy and the Sellers mutually agreed to waive the closing condition regarding the continued listing of our common stock on the Nasdaq Capital Market following the Closing, which if waived, could mean that our common stock is delisted from the Nasdaq Capital Market at Closing. Notwithstanding the above, we currently believe that if we are required to re-meet the initial listing standards of the Nasdaq Capital Market at Closing, that we will be able to meet such listing requirements and that the Purchase will have no effect on the trading of our common stock on the Nasdaq Capital Market.

Anticipated Accounting Treatment

U.S. Energy currently expects to treat the Purchase Agreements as an asset acquisition under accounting principles generally accepted in the United States, or GAAP. As an asset acquisition, the cost of the acquisition will be allocated to the acquired assets and assumed liabilities on a relative fair value basis. The assets and liabilities acquired by U.S. Energy will be recorded, as of the completion of the Purchase Agreements in the financial statements of U.S. Energy. The financial statements of U.S. Energy issued after the completion of the Purchase Agreements will reflect these values but will not be restated retroactively to reflect the historical financial position or results of operations of U.S. Energy.

THE SPECIAL MEETING

Time, Date and Place

The Special Meeting will be held on [●], [●], 2021 at A.M. Houston time at the Company’s corporate offices: 675 Bering Drive, Suite 390, Houston, Texas 77057, subject to any postponement(s) or adjournment(s) thereof.

Matters to be Considered at the Special Meeting

At the Special Meeting, holders of U.S. Energy’s common stock as of the Record Date (defined below) will consider and vote upon:

●	each of the three Purchase Proposals (Proposals Nos. 1, 2 and 3);

●	the Compensation Proposal (Proposal 4); and

●	the Adjournment Proposal (Proposal 5).

Record Date and Shares Entitled to Vote

Holders of U.S. Energy’s common stock as of the close of business on [●], 2021, the record date for the Special Meeting (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting and any postponements or adjournments of the Special Meeting.

At the close of business on the Record Date, there were [●] shares of our common stock outstanding. The common stock shares each vote one vote on all stockholder matters to come before the Meeting. As such, a total of [●] voting shares are eligible to be voted at the Special Meeting. Other than our common stock, we have no other voting securities currently outstanding.

13

Attendance at the Special Meeting

Attendance at the Special Meeting is limited to holders of record of our common stock, at the close of business on the Record Date, and the Company’s guests. Admission will be on a first-come, first-served basis. You will be asked to present valid government-issued picture identification, such as a driver’s license or passport, in order to be admitted into the Special Meeting. If your shares are held in the name of a bank, broker or other nominee and you plan to attend the Special Meeting, you must present proof of your ownership of our common stock, such as a bank or brokerage account statement indicating that you owned shares of our common stock at the close of business on the Record Date, in order to be admitted. For safety and security reasons, no cameras, recording equipment or other electronic devices will be permitted in the Special Meeting. A written agenda and rules of procedure for the Special Meeting will be distributed to those persons in attendance at the Special Meeting.

As described above, we intend to hold our Special Meeting in person. However, we are monitoring the situation regarding COVID-19, taking into account guidance from public health officials. The health and well-being of our employees and stockholders is our top priority. Accordingly, we are planning for the possibility that the Special Meeting may be held in a different location or solely by means of remote communication (i.e., a virtual-only meeting). We will announce any such updates as promptly as practicable, including details on how to participate, by press release, through a filing with the SEC and on our website. We encourage you to check our website prior to the meeting if you plan to attend. As always, we encourage you to vote your shares prior to the Special Meeting.

Conduct at the Special Meeting

The Chairman of the Special Meeting has broad responsibility and legal authority to conduct the Special Meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the meeting. Only stockholders or their valid proxy holders may address the meeting. Copies of these rules will be available at the meeting. The Chairman may also exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. In light of the number of business items on this year’s agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure that every stockholder who wishes to speak on an item of business will be able to do so.

Voting Requirements for Each of the Proposals

	Proposal	Vote Required*	Broker Discretionary Voting Allowed*
1	Approval of the Lubbock Purchase Agreement and the terms thereof.	More votes cast in favor of such proposal than are cast against at the Special Meeting	No
2	Approval of the Banner Purchase Agreement and the terms thereof.	More votes cast in favor of such proposal than are cast against at the Special Meeting	No
3	Approval of the Synergy Purchase Agreement and the terms thereof	More votes cast in favor of such proposal than are cast against at the Special Meeting	No
4	Approval, on a non-binding, advisory basis, the compensation that may be paid or become payable to certain of U.S. Energy’s named executive officers prior to, or after, consummation of the Purchase.	More votes cast in favor of such proposal than are cast against at the Special Meeting	No
5	Approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Purchase Proposals.	More votes cast in favor of such proposal than are cast against at the Special Meeting	Yes

* In each case assuming that a quorum of stockholders is present at the Special Meeting.

14

Inspector of Voting

It is anticipated that representatives of Broadridge will tabulate the votes and act as inspector of election at the Special Meeting.

Stockholders Entitled to Vote at the Meeting

In accordance with Wyoming law, an alphabetic list of the names of stockholders entitled to vote at the Special Meeting will be available for inspection by any stockholder of the Company, beginning two business days after the date of this Proxy Statement, and continuing through the Special Meeting, at our principal executive offices, for any purpose germane to the Special Meeting, during ordinary business hours.

Voting Instructions

Your vote is very important. Whether or not you plan to attend the Special Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on your proxy card.

Confidential Voting

Independent inspectors count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card, as necessary to meet applicable legal requirements, or to assert or defend claims for or against the Company.

Voting Results

The preliminary voting results will be announced at the Special Meeting. The final voting results will be tallied by the inspector of voting and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Special Meeting.

Solicitation of Proxies

We may engage third party solicitors to assist in the solicitation of proxies for additional fees and/or the reimbursement of their out-of-pocket expenses, which aggregate solicitation costs we do not expect will exceed $10,000. The total cost of solicitation of proxies will be borne by us. Proxies may be solicited by mail, in person, by telephone, over the Internet or by other electronic means.

Company Mailing Address

The mailing address of our principal executive offices is 675 Bering Drive Street, Suite 390, Houston, Texas 77057.

* * * * *

15

For additional information regarding the Special Meeting, see the section titled “Questions and Answers about the Purchase and the Special Meeting“, below.

QUESTIONS AND ANSWERS ABOUT THE SALE AND THE SPECIAL MEETING

The following are some questions that you, as a stockholder of U.S. Energy, may have regarding the Purchase and the Special Meeting, together with brief answers to those questions. We urge you to read carefully the remainder of this proxy statement, including the annexes (which are incorporated by reference herein) and other documents referred to in, and incorporated by reference in, this proxy statement, because the information in this section may not provide all of the information that might be important to you with respect to the Purchase and the Special Meeting.

Q.	What is the Purchase?

A. On October 4, 2021, the Company entered into Purchase and Sale Agreements, with (a) Lubbock Energy Partners LLC; (b) Banner Oil & Gas, LLC, Woodford Petroleum, LLC and Llano Energy LLC, and (c) Synergy Offshore LLC. Pursuant to the Purchase Agreements, we agreed to acquire certain oil and gas properties from the Sellers, representing a diversified, mature portfolio of operated, producing, oil-weighted assets located across the Rockies, West Texas, Eagle Ford, and Mid-Continent. The acquisition will also include certain wells, contracts, technical data, records, personal property and hydrocarbons associated with the acquired assets (collectively with the oil and gas properties to be acquired, the “Acquired Assets”).

The initial base purchase price for the Acquired Assets is (a) $125,000 in cash and 6,568,828 shares of our common stock, as to Lubbock; (b) $1,000,000 in cash, the assumption of $3.3 million in liabilities, and 6,790,524 shares of common stock, as well as the novation or liquidation of certain hedges which had a mark to market loss of approximately $3.4 million as of the date of this proxy statement, as to Banner; and (c) $125,000 in cash and 6,546,384 shares of common stock, as to Synergy. The aggregate purchase price under all the Purchase Agreements will be $1.25 million in cash, 19,905,736 shares of common stock, and the assumption of $3.3 million in debt, as well as the novation or liquidation of certain hedges which had a mark to market loss of approximately $3.4 million as of the date of this proxy statement. The initial base purchase prices are also subject to customary working capital and other adjustments as set forth in the Purchase Agreements.

A complete copy of the Purchase Agreements are attached to this proxy statement as Annex A, Annex B, Annex C, as amended by the First Amendment thereto attached hereto as Annex D.

Q.	Why is U.S. Energy proposing to effect the Purchase?

A. In the course of reaching its decision to approve the Purchase, the Board of Directors considered a number of factors before deciding to enter into the Purchase Agreements, including, among other factors, the advice of senior management, other potential opportunities and transactions, the benefits to current Company stockholders, the post-Closing leadership team of U.S. Energy, the likelihood that the transactions would close, the fact that the consideration issuable to the Sellers, including the stock portion of such consideration, is fixed, the reasonableness of the covenants set forth in such Purchase Agreements, including the termination fees potentially payable by U.S. Energy in connection therewith, the opinion of Johnson Rice & Company L.L.C. that the terms were fair, from a financial point of view to the stockholders of the Company, and the terms and conditions of the Purchase Agreements. For additional information, see the section titled “The Purchase—Recommendation of the Board of Directors and its Reasons for the Purchase“ and “The Purchase—Background of the Purchase“.

16

Q.	Why am I receiving these materials?

A. Pursuant to Nasdaq Listing Rules 5635(a) and (b) stockholder approval is required prior to the issuance of the PSA Shares due in connection with the Purchase Agreements, because such PSA Shares will be in excess of 19.99% of the voting power outstanding before the issuance of such shares; will be in excess of 19.99% of the number of shares of common stock outstanding before the issuance of such shares and because such issuance will result in a change of control of the Company.

We are therefore seeking the approval of the Purchase by U.S. Energy’s stockholders by adopting a resolution as described under “Proposal No. 1: The Lubbock Purchase Proposal—Stockholder Approval of the Lubbock Purchase Agreement“; “Proposal No. 2: The Banner Purchase Proposal—Stockholder Approval of the Banner Purchase Agreement“; and “Proposal No. 3: The Synergy Purchase Proposal—Stockholder Approval of the Synergy Purchase Agreement“. U.S. Energy is sending these materials to you to help you decide how to vote your shares of U.S. Energy’s common stock with respect to the proposed Purchase and the other matters to be considered at the Special Meeting. This proxy statement contains important information about the Purchase, the Special Meeting and the other Proposals, and you should read it carefully.

Q.	What will U.S. Energy’s operations look like following the Purchase?

A. Following the completion of the Purchase Transaction, we plan to continue executing the Company’s business plan of acquiring and developing producing, mature oil and gas properties in the onshore United States, with a specific focus on developing the Acquired Assets.

Following the completion of the Purchase, U.S. Energy will continue to be a public company. The Purchase will have no effect on the attributes of shares of U.S. Energy’s common stock held by U.S. Energy’s stockholders, except for the increase in such outstanding shares of common stock in connection with the issuance of the PSA Shares, as discussed in greater detail herein.

In the event the Purchase is not consummated, U.S. Energy plans to continue its business plan on acquiring and developing producing oil and gas properties in the onshore United States, and continue to focus on its current assets and operations.

Q.	How will U.S. Energy’s stockholders be affected by the Purchase and how will the Purchase affect U.S. Energy’s operations?

A. The Purchase will be deemed a ‘change of control’ of U.S. Energy, because, as part of the Purchase, U.S. Energy will be issuing 19,905,736 shares of common stock to the Sellers, representing 80.8% of the total number of outstanding shares of U.S. Energy’s common stock following the closing of the Purchase Agreements (based on the total current outstanding shares of common stock). The Purchase will not however, except as to dilution caused by the issuance of the PSA Shares, have an effect on U.S. Energy’s common stock held by U.S. Energy’s stockholders.

The Purchase Agreements contemplate the Company and the Sellers entering into various other agreements at Closing, including a registration rights agreement, nominating and voting agreement and contribution agreement. The nominating and voting agreement, will provide for all the Sellers to agree to appoint and nominate each of their designated director nominees to the Board of Directors, with each Seller having the right, for so long as they hold at least 15% of the Company’s outstanding common stock, to appoint two members to the Board of Directors of the Company, provided that it is currently contemplated that the Sellers will only appoint one person each to the Board of Directors at Closing, and for so long as they hold at least 5% of the Company’s outstanding common stock, to appoint one member to the Board of Directors of the Company. See “Agreements Related to the Purchase—Nominating and Voting Agreement“.

Separately, a requirement of the Purchase is that the Company (i) increase the size of the Company’s Board of Directors to seven members (with one of the current members of the Board resigning) and appoint two (2) individuals, each appointed by the Sellers under the Purchase Agreements, as well as Duane H. King, to the Board of Directors of the Company; and (ii) appoint John A. Weinzierl as Chairman; Ryan L. Smith as Chief Executive Officer, President and Chief Financial Officer; and Donald Kessel as Chief Operating Officer of the Company. See “Management Following the Purchase—Executive Officers and Directors of the Combined Company Following the Purchase“.

17

Q.	Are there any risks associated with the Purchase?

A. Yes. You should carefully review the section titled “Risk Factors“ in this proxy statement, which presents risks and uncertainties related to the Purchase, and the operations of U.S. Energy and the Acquired Assets following the completion of the Purchase, and those risk which will apply in the event the Purchase Agreements are terminated prior to completion of the Purchase.

Q.	What stockholder approval is required to complete the Purchase?

A. As a condition to the completion of the Purchase, U.S. Energy’s stockholders must approve the Purchase Proposals, which requires that more votes are cast in favor of each such proposal than are cast opposing each such proposal, by the holders of shares of U.S. Energy’s voting stock present in person or by proxy and entitled to vote on the matter at the Special Meeting, provided that a quorum exists at such Special Meeting. The approval of each of the three Purchase Agreements is contingent on the approval of each of the other Purchase Agreements, but the approval of such Purchase Agreements are not contingent upon approval of any of the proposals relating to executive compensation or adjournment of the Special Meeting, by U.S. Energy’s stockholders.

In addition to the approval of the Purchase Proposals by U.S. Energy’s stockholders, each of the other conditions to the completion of the Purchase contained in the Purchase Agreements must be satisfied or waived. For additional information, see the section titled “Agreements Related to the Purchase—The Purchase Agreements—Conditions to the Completion of the Purchase“.

Q.	What will happen if the Purchase is not approved by U.S. Energy’s stockholders or is not completed for any other reason?

A. If the Purchase is not approved by U.S. Energy’s stockholders, or if the Purchase is not completed for certain other reasons, (i) U.S. Energy may lose the funds paid as a deposit in connection with the Purchase under certain circumstances (see “The Purchase—Agreements Related to the Purchase—The Purchase Agreements—Termination of the Purchase Agreements“) and be required to reimburse all of the Sellers’ reasonable out-of-pocket expenses incurred in connection with the contemplated transaction, (ii) U.S. Energy may have difficulty recouping the costs incurred in connection with negotiating the Purchase, (iii) U.S. Energy’s relationships with its partners and employees may be damaged and its business may be harmed and (iv) the market price for U.S. Energy’s common stock may decline.

If the Purchase is not completed, U.S. Energy may explore other potential transactions, including a purchase of other oil and gas assets. The terms of an alternative transaction may be less favorable to U.S. Energy than the terms of the Purchase and there can be no assurance that U.S. Energy will be able to reach agreement with or complete an alternative transaction with another party.

Notwithstanding approval of the Purchase by U.S. Energy’s stockholders at the Special Meeting, the Board of Directors may, subject to the terms and conditions of the Purchase Agreements, and subject to the loss of the Deposits, abandon the Purchase without further action by the stockholders.

Q.	Are there any other proposals to be considered and approved at the Special Meeting?

A. Yes. In addition to the Purchase Proposals, U.S. Energy is also asking its stockholders to approve the Compensation Proposal and the Adjournment Proposal, each of which requires that more votes are cast in favor of each such proposal than are cast opposing each such proposal by the holders of U.S. Energy’s common stock (which each vote one vote on all stockholder matters) present in person or by proxy and entitled to vote on the matter at the Special Meeting.

Q.	Why am I being asked to cast a non-binding, advisory vote to approve the Compensation Proposal and what will happen if such proposal is not approved at the Special Meeting?

A. U.S. Energy is providing its stockholders with the opportunity to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to certain of U.S. Energy’s named executive officers prior to, or after, the consummation of the Purchase.

18

Approval of the Compensation Proposal is not a condition to the completion of the Purchase. This non-binding proposal is merely an advisory vote and will not be binding on U.S. Energy, the Board of Directors or the Sellers. Further, the underlying plans and arrangements are contractual in nature and not, by their terms, subject to Stockholder Approval. Accordingly, regardless of the outcome of the advisory vote, if the Purchase is completed, certain of our named executive officers will be eligible to receive certain payments, under certain circumstances. For additional information, see the sections titled “The Purchase—Interests of Certain Persons in the Purchase“ and “Proposal No. 4: The Compensation Proposal“.

Q:	How does the Board of Directors recommend that U.S. Energy’s stockholders vote with respect to each of the Proposals?

  A: The Board of Directors unanimously determined that the Purchase Agreements and the transactions contemplated thereby, including the Purchase, are in the best interests of U.S. Energy and its stockholders, approved the Purchase Agreements and the transactions contemplated thereby, including the Purchase, and recommends that you vote “FOR” each of the Purchase Proposals, “FOR” the Compensation Proposal and “FOR” the Adjournment Proposal.

For a discussion of factors that the Board of Directors considered in deciding to recommend the approval of the Purchase Proposals, see the section titled “The Purchase—Interests of Certain Persons in the Purchase“.

Q.	When is the Closing of the Purchase expected to occur?

A. If the Purchase Proposals is approved by U.S. Energy’s stockholders and all other conditions to the completion of the Purchase are satisfied or waived on a timely basis, the Closing of the Purchase is expected to occur in the fourth quarter of 2021, promptly following the Special Meeting.

Q:	Will U.S. Energy continue to be publicly-traded following the Purchase?

A: Yes. Following the completion of the Purchase, U.S. Energy will continue to be a public company and if the Purchase for any reason does not close, U.S. Energy will remain a publicly traded company. U.S. Energy plans to file, to the extent required by applicable Nasdaq rules, an initial listing application with The Nasdaq Capital Market pursuant to Nasdaq’s “change of control” rules. If such application is accepted, U.S. Energy anticipates that U.S. Energy’s common stock will continue to be listed on The Nasdaq Capital Market following the closing under the trading symbol “USEG.” In the event such initial application is required, and is not accepted by Nasdaq, the Purchase may not close unless U.S. Energy and the Sellers mutually agreed to waive the closing condition regarding the continued listing of our common stock on the Nasdaq Capital Market following the Closing, which if waived, could mean that our common stock is delisted from the Nasdaq Capital Market at Closing. Notwithstanding the above, we currently believe that if we are required to re-meet the initial listing standards of the Nasdaq Capital Market at Closing, that we will be able to meet such listing requirements and that the Purchase will have no effect on the trading of our common stock on the Nasdaq Capital Market.

The Purchase will have no effect on the attributes of shares of U.S. Energy’s common stock held by U.S. Energy’s stockholders, except for the increase in such outstanding shares of common stock in connection with the issuance of the PSA Shares, as discussed in greater detail herein.

Q:	Will U.S. Energy’s ticker symbol change following the Purchase?

A: No. Following the Purchase, U.S. Energy’s common stock will continue to be traded on the Nasdaq Capital Market under the symbol “USEG.”

Q:	How much cash will U.S. Energy have after the Closing of the Purchase?

A: After paying the consideration due to the Sellers in connection with the Purchase, U.S. Energy anticipates having approximately $4.5 million of cash on hand.

19

Q:	Who will be the directors of U.S. Energy following the completion of the Purchase Agreements?

A: Pursuant to the Purchase Agreements, we agreed, effective as of the closing of the Purchase, (i) to increase the size of the Company’s Board of Directors to seven members (with one of the current members of the Board resigning), and to appoint (a) Mr. John A. Weinzierl, the Chief Executive Officer of Lubbock, who has been designated by Lubbock, as a director and Chairman; (b) Joshua Bachelor, the Managing Partner of Sage Road Capital, LP, the owner of Banner (“Sage Road”), who has been designated by Banner, as a director; and (c) Mr. Duane H. King, the Chief Executive Officer of Synergy, who has been designated by Synergy, as a director.

As a result, at Closing our Board of Directors is expected to include:

Name*	Position	Independent
Ryan L. Smith	Chief Executive Officer, President and Chief Financial Officer and Current Director
James W. Denny III	Current Director	X
Randall D. Keys	Current Director	X
D. Stephen Slack	Current Director	X
John A. Weinzierl	Seller Appointee (Director and Chairman at Closing)	X
Duane H. King	Seller Appointee (Director at Closing)	X
Joshua Bachelor	Seller Appointee (Director at Closing)	X

* It is currently anticipated that Javier F. Pico, one of U.S. Energy’s current directors will resign in connection with the Closing; however no decision to resign, retire or refuse to stand for re-election has been made by Mr. Pico to date, no notice has been provided by Mr. Pico regarding such potential resignation, retiring or refusal to stand for re-election and no formal decision regarding Mr. Pico’s continued service on the Board has been made to date.

In the above table, ‘independent’ means meeting the independence requirements of the Securities and Exchange Commission, or SEC, and The Nasdaq Stock Market, or Nasdaq.

Upon appointment to the Board, our then Board will allocate the new members of the Board to one of the three classes of the Board, Class One, Class Two and Class Three, so as to maintain the number of directors in each class as nearly equal as possible.

Additionally, a required term and condition of the Closing is that the Company and each of the Sellers enter into a Nominating and Voting Agreement (discussed in greater detail below under see “Agreements Related to the Purchase—Nominating and Voting Agreement“), which will provide for all the Sellers to agree to continue and appoint and nominate each of their designated director nominees to the Board of Directors, with each Seller having the right, for so long as they hold at least 15% of the Company’s outstanding common stock, to appoint two members to the Board of Directors of the Company, provided that it is currently contemplated that the Sellers will only appoint one person each to the Board of Directors at Closing, and each Seller thereafter having the right, for so long as they hold at least 5% of the Company’s outstanding common stock, to appoint one

Biographical information for each of persons who are anticipated to serve as members of the Board of Directors of the Company following the closing, are included below under “Management Following the Purchase Agreements—Executive Officers and Directors of the Combined Company following the Closing”.

20

Q:	Who will be the executive officers of U.S. Energy immediately following the completion of the Purchase Agreements?

A: We have agreed to appoint Mr. Weinzierl as Chairman; and Don Kessel, who is currently Vice President-Operations (non-executive) of the Company, as Chief Operating Officer of the Company, and to continue to employ Ryan L. Smith (our current Chief Executive Officer, President and Chief Financial Officer) as Chief Executive Officer, President and Chief Financial Officer of the Company, at the Closing.

Biographical information for each of the persons who are anticipated to serve as officers of the Company following the closing, are included below under “Management Following the Purchase Agreements—Executive Officers and Directors of the Combined Company following the Closing”.

Q.	What are the U.S. federal income tax consequences of the Purchase to U.S. stockholders?

A. The proposed Purchase is a corporate action undertaken by U.S. Energy and without any of U.S. Energy’s stockholders being party to such transaction or paying or receiving any consideration in connection therewith. U.S. Energy’s U.S. stockholders should not realize any gain or loss for U.S. federal income tax purposes as a result of the Purchase. For additional information, see the section titled “The Purchase Proposals—Material U.S. Federal Income Tax Consequences of the Purchase“, beginning on page 66.

Q.	Do I have appraisal rights in connection with the Purchase?

A. No. Under the Wyoming Business Corporation Act, appraisal and dissenters’ rights are not available to any stockholder in connection with the Purchase, regardless of whether such stockholder votes for or against the approval of the Purchase Proposals.

Q:	Have the Board of Directors and owners of the Sellers adopted the Purchase Agreements and approved the Purchase?

A: Yes. The Board of Directors and each of the stockholders or members of the Sellers have each approved and adopted the terms of the Purchase Agreements.

Q:	Do persons involved in the Purchase have interests that may conflict with mine as a U.S. Energy stockholder?

A: Yes. When considering the recommendation of the U.S. Energy Board of Directors, you should be aware that certain members of the U.S. Energy Board of Directors and named executive officers of U.S. Energy have interests in the Purchase Agreements that may be different from, or in addition to, interests they may have as U.S. Energy stockholders. The U.S. Energy Board of Directors was aware of the following interests and considered them, among other matters, in its decision to approve the Purchase Agreements.

When considering the recommendation of the U.S. Energy Board of Directors, you should be aware that certain members of the U.S. Energy Board of Directors and named executive officers of U.S. Energy have interests in the Purchase Agreements that may be different from, or in addition to, interests they may have as U.S. Energy stockholders, summarized below and discussed in greater detail below under “The Purchase—Interests of Certain Persons in the Purchase.” The U.S. Energy Board of Directors was aware of the following interests and considered them, among other matters, in its decision to approve the Purchase Agreements.

21

Continued Service with Combined Company

At the effective time of the Purchase Agreements, the officers of the combined company will include Mr. Ryan L. Smith (the Company’s current Chief Executive Officer and Chief Financial Officer.

Additionally, it is anticipated that Mr. Smith, Mr. Denny, Mr. Keys, and Mr. Slack, who are currently directors of U.S. Energy, will serve as four of the seven members of the Board of Managers of the Company following the Closing (the “Continuing Directors”).

Other

The interests of the U.S. Energy Board of Directors also relate to or arise from, among other things severance benefits to which Mr. Ryan L. Smith, U.S. Energy’s Chief Executive Officer and Chief Financial Officer would become entitled to in the event of a change of control of U.S. Energy and/or his termination of employment within specified periods of time relative to the completion of the Purchase Agreements.

Q:	Why is U.S. Energy seeking stockholder approval of the Purchase and the issuance of shares of common stock issuable in connection therewith?

A: Because our common stock is listed on The Nasdaq Capital Market, we are subject to The Nasdaq Stock Market Listing Rules. Rule 5635(a) of The Nasdaq Stock Market listing standards requires stockholder approval with respect to issuances of U.S. Energy common stock, among other instances, when the shares to be issued are being issued in connection with the acquisition of the stock of another company and are equal to 20% or more of U.S. Energy’s outstanding common stock or voting shares before the issuance. Rule 5635(b) of the Nasdaq Stock Market listing standards requires stockholder approval when any issuance or potential issuance will result in a change of control of the issuer. Although The Nasdaq Stock Market has not adopted any rule on what constitutes a “change of control” for purposes of Rule 5635(b), The Nasdaq Stock Market has previously indicated that the acquisition of, or right to acquire, by a single investor or affiliated investor group, as little as 20% of the common stock (or securities convertible into or exercisable for common stock) or voting power of an issuer could constitute a change of control.

As part of the Purchase, U.S. Energy will be issuing 19,905,736 shares of common stock to the Sellers, which will result in the Sellers owning 80.8% of our outstanding common stock and the current owners of U.S. Energy common stock owning 19.2% of our outstanding common stock following the Closing (without taking to account shares of common stock issuable upon exercise of options, and assuming no additional shares of common stock are issued prior to Closing). As the number of shares of common stock issuable to the Sellers pursuant to the terms of the Purchase Agreements will exceed 19.99% of the Company’s outstanding voting shares, 19.99% of the Company’s outstanding common stock shares, and will be deemed a change of control of the Company, we are required to obtain stockholder approval for the Purchase Agreements and the transactions contemplated therein, pursuant to applicable Nasdaq rules and requirements.

Q:	As a U.S. Energy stockholder, how does the U.S. Energy Board of Directors recommend that I vote?

A: After careful consideration, the U.S. Energy Board of Directors unanimously recommends that U.S. Energy stockholders vote “FOR” Proposal Nos. 1 through 5, each of the Purchase Agreements Proposals, the Compensation Proposal and Adjournment Proposal.

Q:	What risks should I consider in deciding whether to vote in favor of the Purchase Agreements Proposal?

A: You should carefully review the section of this proxy statement titled “Risk Factors“ (including, but not limited to the information incorporated by reference therein), which sets forth certain risks and uncertainties related to the Purchase, risks and uncertainties to which the Company’s business and operations will be subject following the Closing, and risks associated with the issuance of the PSA Shares, as well as the other information about the Purchase and the Acquired Assets included and incorporated by reference herein.

22

Q.	When and where will the Special Meeting take place?

A. The meeting will be held on [●], [●], 2021 at A.M. Houston time at the Company’s corporate offices: 675 Bering Drive, Suite 390, Houston, Texas 77057, subject to any postponement(s) or adjournment(s) thereof.

Q.	Who can attend and vote at the Special Meeting?

A. Holders of common stock of U.S. Energy as of the close of business on [●], 2021, the Record Date for the Special Meeting, are entitled to notice of, and to vote at, the Special Meeting. At the close of business on the Record Date, [___________] shares of our common stock were outstanding, which each vote one voting share, and as such, a total of [___________] voting shares are eligible to be voted at the Special Meeting.

Q:	What do I need to do now and how do I vote?

A: U.S. Energy encourages you to read this proxy statement carefully, including its annexes (which are incorporated by reference herein), and to consider how the Purchase and the actions contemplated by each of the Proposals may affect you.

If your shares of U.S. Energy’s common stock are registered directly in your name with U.S. Energy’s transfer agent, you are considered, with respect to those shares, to be the “stockholder of record,” and the proxy materials and proxy card are being sent directly to you by U.S. Energy. There are five methods by which you may vote your shares at the Special Meeting:

If your shares of U.S. Energy’s common stock are registered directly in your name with U.S. Energy’s transfer agent, you are considered, with respect to those shares, to be the “stockholder of record,” and the proxy materials and proxy card are being sent directly to you by U.S. Energy. There are five methods by which you may vote your shares at the Special Meeting:

●	In person. You may vote in person at the Special Meeting. We will give you a ballot when you arrive.

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the proxy card.

●	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card.

●	By Fax. If you request printed copies of the proxy materials by mail, you may vote by proxy by faxing your proxy to the number found on the proxy card.

●	By Mail. You may vote by proxy by filling out the proxy card and returning it in the envelope provided.

Q:	If my shares of U.S. Energy’s common stock are held in “street name” by my broker, dealer, bank or other nominee, will my broker, dealer, bank or nominee vote my shares for me and may I vote in person?

A: If your shares of U.S. Energy’s common stock are held through an account with a broker, dealer, bank or nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you together with a voting instruction card. You must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, dealer, bank or other nominee. Please note that you may not vote shares held in street name by returning a proxy card directly to U.S. Energy.

23

As the beneficial owner, you are also invited to attend the Special Meeting in person. However, because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a “legal proxy” from the broker, dealer, bank or other nominee that holds your shares giving you the right to vote the shares in person at the Special Meeting.

Q.	What happens if I do not sign and return my proxy card or vote by telephone, fax, through the Internet or in person at the Special Meeting or I do not otherwise provide proxy instructions?

A. If you are a stockholder of record of U.S. Energy’s common stock and you do not sign and return your proxy card as discussed herein, your shares will not be voted at the Special Meeting and will not be counted as present for the purpose of determining the presence of a quorum, which is required to transact business at the Special Meeting. Assuming the presence of a quorum, the failure to return your proxy card or otherwise vote your shares at the Special Meeting will have no effect on the outcome of the votes to approve the Purchase Proposals, the Compensation Proposal or the Adjournment Proposal, except to the extent that a failure to vote prevents the Company from obtaining a quorum for the Special Meeting.

If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as present for the purpose of determining the presence of a quorum for the Special Meeting and all of your shares will be voted “FOR” each Proposal.

Q.	What if I abstain from voting?

A. If you attend the Special Meeting or submit a proxy card, but affirmatively elect to abstain from voting, your proxy will be counted as present for the purpose of determining the presence of a quorum for the Special Meeting but will not be voted at the Special Meeting. Because the approval of each of the Proposals requires that more votes are cast in favor of each such proposal than are cast opposing each such proposal, your abstention will have no effect on whether or not each proposal is approved, except to the extent that a failure to vote prevents the Company from obtaining a quorum for the Special Meeting.

Q.	What is a “broker non-vote?”

A. “Broker non-votes” are shares held in “street name” by brokers, dealers, banks and other nominees that are present or represented by proxy at the Special Meeting, but with respect to which the broker, dealer, bank or other nominee is not instructed by the beneficial owner of such shares how to vote on a particular proposal and such broker, dealer, bank or nominee does not have discretionary voting power on such proposal. Because brokers, dealers, banks and other nominees holding shares in “street name” do not have discretionary voting authority with respect to the Purchase Proposals or the Compensation Proposal, but do have discretion to vote in connection with the Adjournment Proposal, each described in this proxy statement, if a beneficial owner of shares of U.S. Energy’s common stock held in “street name” does not give voting instructions to the broker, dealer, bank or other nominee, then those shares will not be counted as present in person or by proxy at the Special Meeting with respect to those proposals. If you fail to issue voting instructions to your broker, dealer, bank or other nominee, it will have no effect on the outcome of the Purchase Proposals, Compensation Proposal or the Adjournment Proposal, except to the extent that a failure to vote prevents the Company from obtaining a quorum for the Special Meeting.

Q:	May I revoke or change my vote after I have provided proxy instructions?

A: Yes. You may revoke or change your vote at any time before your proxy is voted at the Special Meeting. You can do this in one of three ways: (i) delivering written notice to the Secretary of the Company at U.S. Energy’s principal executive offices, (ii) executing and delivering a proxy bearing a later date to the Secretary of the Company at U.S. Energy’s principal executive office or (iii) voting in person at the Special Meeting. Your attendance at the Special Meeting without further action on your part will not automatically revoke your proxy. If you have instructed your broker, dealer, bank or other nominee to vote your shares, you must follow directions received from your broker, dealer, bank or other nominee in order to change those instructions.

24

Q.	What constitutes a quorum for the Special Meeting?

A. The presence at the Special Meeting of a majority of the votes entitled to be cast at the Special Meeting is necessary to constitute a quorum, which is necessary to conduct the Special Meeting. Your shares will be counted toward the quorum if you submit a properly executed proxy or vote at the Special Meeting. In addition, abstentions and broker non-votes will be treated as present for the purpose of determining the presence of a quorum for the transaction of business at the Special Meeting. If there is no quorum, then either the chairman of the meeting or the holders of a majority in voting power of the shares of common stock that are entitled to vote at the meeting, present in person or by proxy, may adjourn the meeting until a quorum is present or represented.

Q:	Who is paying for this proxy solicitation?

A: U.S. Energy will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to solicitation by use of the mails, certain of our officers and employees may solicit the return of proxies personally or by telephone, electronic mail or facsimile. Such officers and other regular employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

We may engage third party solicitors to assist in the solicitation of proxies for additional fees and/or the reimbursement of their out-of-pocket expenses, provided that, whether or not the Purchase is completed, we do not expect the aggregate solicitation to exceed $10,000. The total cost of solicitation of proxies will be borne by us. Proxies may be solicited by mail, in person, by telephone, over the Internet or by other electronic means.

Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to, and solicitation of proxies from, the beneficial owners of our securities held of record at the close of business on the Record Date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities. U.S. Energy will bear any fees paid to the SEC.

Q.	What does it mean if I received more than one proxy statement or proxy card?

A. If you received more than one proxy statement or proxy card, your shares are likely registered in more than one name or are held in more than one account. These should each be voted and returned separately in order to ensure that all of your shares of U.S. Energy’s common stock are voted.

Q.	Whom should I contact if I have any questions about the Purchase or the Special Meeting?

A. If you have any questions about the Purchase or the Special Meeting, please contact:

U.S. Energy Corp.

675 Bering Dr, Suite 390

Houston, Texas 77057

Attn: Ryan L. Smith, Chief Executive Officer

Email: IR@usnrg.com

Phone: (303) 993-3200

If you need assistance in submitting your proxy or voting your shares or need additional copies of this proxy statement or the enclosed proxy card, please contact U.S. Energy, at the address, email and telephone number listed below:

U.S. Energy Corp.

675 Bering Dr, Suite 390

Houston, Texas 77057

Attn: Ryan L. Smith, Chief Executive Officer

Email: IR@usnrg.com

Phone: (303) 993-3200

If your shares are held through an account with a broker, dealer, bank or other nominee, you should call your broker, dealer, bank or other nominee for additional information.

25

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement and the other documents referred to in this proxy statement contain or may contain “forward-looking statements” of U.S. Energy within the meaning of Section 21E of the Exchange Act. For this purpose, any statements contained herein, other than statements of historical fact, may be forward-looking statements under the provisions of the Private Securities Litigation Reform Act of 1995. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. Statements that include words such as “may”, “will”, “project”, “might”, “expect”, “believe”, “anticipate”, “intend”, “could”, “would”, “estimate”, “continue” or “pursue” or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements. These forward-looking statements are found at various places throughout this proxy statement and the other documents referred to herein and relate to a variety of matters, including but not limited to, (i) the timing and anticipated completion of the proposed Purchase; (ii) the benefits expected to result from the proposed Purchase; (iii) the tax consequences of the Purchase; (iv) the prospects for the Acquired Assets; (v) the projections of future financial performance of the Acquired Assets; and (vi) other statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of our management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this proxy statement and those that are referred to in this proxy statement. Additional factors that could cause actual results to differ materially from those described in forward-looking statements contained herein include, but are not limited to:

●	potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Purchase;
●	unexpected costs, charges or expenses relating to or resulting from the Purchase;
●	litigation or adverse judgments relating to the Purchase;
●	risks relating to the completion of the proposed Purchase, including the risk that the required stockholder approval for the issuance of the PSA Shares might not be obtained in a timely manner or at all, or other conditions to the completion of the Purchase not being satisfied;
●	potential business strategies, including acquisitions or dispositions of assets or businesses;
●	any changes in general economic or industry-specific conditions;
●	our ability to meet the Nasdaq Capital Market’s continued listing requirements for our common stock;
●	the factors discussed under the heading “Risk Factors“ in this proxy statement; and
●	the factors discussed under the heading “Item 1A. Risk Factors” in U.S. Energy’s Annual Report on Form 10-K for the year ended December 31, 2020 and its Quarterly Report on Form 10-Q for the three and six months ended June 30, 2021.

All of these risks and uncertainties could potentially have an adverse impact on U.S. Energy’s business and financial performance, and could cause a decline in the value of U.S. Energy’s securities.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement or, in the case of documents referred to in this proxy statement, as of the date of those documents. The Company disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this proxy statement or to reflect the occurrence of unanticipated events, except as required by law.

26

The unaudited pro forma financial information included herein includes forward-looking statements and is based on estimates and assumptions that are inherently subject to factors such as industry performance, competition, general business, economic, regulatory, market and financial conditions, as well as changes to the business, financial condition or results of operations of the Company, including the factors described under “Cautionary Statement Concerning Forward-Looking Statements”, and other risk factors as disclosed in the Company’s filings with the SEC that could cause actual results to differ materially from those shown below. Stockholders are urged to review the Company’s most recent SEC filings for a description of risk factors with respect to the Company’s business, which is similar in nature to that of the Acquired Assets, as both the Company’s current operations and the Acquired Assets, consist of mature, onshore, oil weighted properties.

More information about other potential factors that could affect U.S. Energy’s business and financial results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in U.S. Energy’s Annual Report on Form 10-K for the year ended December 31, 2020 and U.S. Energy’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, which are on file with the SEC and available on the SEC’s website at www.sec.gov. See the section of this proxy statement titled “Where You Can Find More Information; Incorporation of Information by Reference”.

GLOSSARY OF OIL AND NATURAL GAS TERMS

The following are abbreviations and definitions of certain terms commonly used in the oil and natural gas industry and in this proxy statement. The definitions of proved developed reserves, proved reserves and proved undeveloped reserves have been abbreviated from the applicable definitions contained in Rule 4-10(a) of Regulation S-X.

(a) API. The American Petroleum Institute gravity, or API gravity, is a measure of how heavy or light a petroleum liquid is compared to water: if its API gravity is greater than 10, it is lighter and floats on water; if less than 10, it is heavier and sinks.

(b) Bbl. One stock tank barrel, or 42 U.S. gallons liquid volume, used in reference to oil or other liquid hydrocarbons.

(c) Bcfe. One billion cubic feet of natural gas equivalent. Natural gas equivalents are determined using the ratio of 6 Mcf of natural gas to 1 Bbl of oil, condensate or natural gas liquids.

(d) BOE. A barrel of oil equivalent is determined using the ratio of 6 Mcf of natural gas to 1 Bbl of crude oil, condensate or natural gas liquid.

(e) Boed pr Boe/d. Barrels of oil equivalent per day.

(f) Bopd. Barrels of per oil day.

(g) Completion. The installation of permanent equipment for the production of oil or natural gas, or, in the case of a dry well, the reporting to the appropriate authority that the well has been abandoned. Completion of the well does not necessarily mean the well will be profitable.

(h) Developed Acreage. The number of acres which are allocated or assignable to producing wells or wells capable of production.

(i) Development Well. A well drilled within the proved area of an oil or natural gas reservoir to the depth of a stratigraphic horizon known to be productive.

(j) Dry Well. A well found to be incapable of producing either oil or natural gas in sufficient quantities to justify completion as an oil or gas well.

27

(k) Exploratory Well. A well drilled to find a new field or a new reservoir in a field previously found to be productive of oil or gas in another reservoir.

(l) Gross Acres or Gross Wells. The total acres or wells, as the case may be, in which we have a working interest.

(m) Henry Hub. The Henry Hub is a distribution hub on the natural gas pipeline system in Erath, Louisiana.

(n) Hydrocarbon or Hydrocarbons. Hydrocarbons means oil, gas, condensate and/or other liquid or gaseous hydrocarbons or any combination thereof or products therefrom.

(o) Lease Operating Expenses. The expenses, usually recurring, which pay for operating the wells and equipment on a producing lease.

(p) LNG. Means liquid natural gas.

(q) Mboe. Thousand barrels of crude oil equivalent.

(r) Mcf. One thousand cubic feet of natural gas.

(s) Mcfe. One thousand cubic feet of natural gas equivalent. Natural gas equivalents are determined using the ratio of 6 Mcf of natural gas to 1 Bbl of oil, condensate or natural gas liquids.

(t) MMBtu. One million Btu, or British Thermal Units. One British Thermal Unit is the quantity of heat required to raise the temperature of one pound of water by one degree Fahrenheit.

(u) Net Acres or Net Wells. Gross acres or wells multiplied, in each case, by the percentage working interest we own.

(v) Net Production. Production that we own less royalties and production due others.

(w) NGL. Natural gas liquids.

(x) Oil. Crude oil, condensate or other liquid hydrocarbons.

(y) OPEC. Means the Organization of the Petroleum Exporting Countries.

(z) Operator. The individual or company responsible for the exploration, development, and production of an oil or gas well or lease.

(aa) Pay. The vertical thickness of an oil and natural gas producing zone. Pay can be measured as either gross pay, including non-productive zones or net pay, including only zones that appear to be productive based upon logs and test data.

(bb) PV-10. The pre-tax present value of estimated future revenues to be generated from the production of proved reserves calculated in accordance with SEC guidelines, net of estimated production and future development costs, using prices and costs as of the date of estimation without future escalation, without giving effect to non-property related expenses such as general and administrative expenses, debt service and depreciation, depletion and amortization, and discounted using an annual discount rate of 10%.

(cc) Proved Developed Reserves. Reserves that can be expected to be recovered through existing wells with existing equipment and operating methods.

(dd) Proved Reserves. The estimated quantities of crude oil, natural gas and natural gas liquids, which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions.

28

(ee) Proved Undeveloped Reserves or PUD. Reserves that are expected to be recovered from new wells on undrilled acreage or from existing wells where a relatively major expenditure is required for recompletion.

(ff) Royalty. An interest in an oil and natural gas lease that gives the owner of the interest the right to receive a portion of the production from the leased acreage (or of the proceeds of the sale thereof), but generally does not require the owner to pay any portion of the costs of drilling or operating the wells on the leased acreage. Royalties may be either landowner’s royalties, which are reserved by the owner of the leased acreage at the time the lease is granted, or overriding royalties, which are usually reserved by an owner of the leasehold in connection with a transfer to a subsequent owner.

(gg) Standardized Measure. The after-tax present value of estimated future revenues to be generated from the production of proved reserves calculated in accordance with SEC guidelines, net of estimated production and future development costs, using prices and costs as of the date of estimation without future escalation, without giving effect to non-property related expenses such as general and administrative expenses, debt service and depreciation, depletion and amortization, and discounted using an annual discount rate of 10%.

(hh) Working Interest. An interest in an oil and natural gas lease that gives the owner of the interest the right to drill for and produce oil and natural gas on the leased acreage and requires the owner to pay a share of the costs of drilling and production operations.

(ii) WTI. West Texas Intermediate.

RISK FACTORS

In addition to the other information included and referred to in this proxy statement, including the matters addressed in the section titled “Cautionary Statement Regarding Forward-Looking Statements,” you should carefully consider the following risk factors before deciding how to vote your shares of the common stock of U.S. Energy at the Special Meeting. These factors should be considered in conjunction with the other information included in this proxy statement and the risk factors described in U.S. Energy’s other filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2020 (the “Annual Report”) and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 (the “Quarterly Report”)(see also “Where You Can Find More Information; Incorporation of Information by Reference”, for information on how to obtain and read such reports). If any of the risks described below, described in our Annual Report, Quarterly Report, or otherwise referred to in this proxy statement actually materialize, the business, financial condition, results of operations, or prospects of U.S. Energy, or the stock price of U.S. Energy, could be materially and adversely affected.

In addition to the risk factors set forth below relating to the Purchase, we face other risks which are summarized below (and described in greater detail in the Annual Report and Quarterly Report):

●	our ability to obtain sufficient cash flow from operations, borrowing, and/or other sources to fully develop our undeveloped acreage positions;

●	volatility in oil and natural gas prices, including further declines in oil prices and/or natural gas prices, which would have a negative impact on operating cash flow and could require further ceiling test write-downs on our oil and natural gas assets;

●	the possibility that the oil and natural gas industry may be subject to new adverse regulatory or legislative actions (including changes to existing tax rules and regulations and changes in environmental regulation);

●	the general risks of exploration and development activities, including the failure to find oil and natural gas in sufficient commercial quantities to provide a reasonable return on investment;

29

●	future oil and natural gas production rates, and/or the ultimate recoverability of reserves, falling below estimates;

●	the ability to replace oil and natural gas reserves as they deplete from production;

●	environmental risks;

●	risks associated with our plan to develop additional operating capabilities, including the potential inability to recruit and retain personnel with the requisite skills and experience and liabilities we could assume or incur as an operator or to acquire operated properties or obtain operatorship of existing properties;

●	availability of pipeline capacity and other means of transporting crude oil and natural gas production, and related midstream infrastructure and services;

●	competition in leasing new acreage and for drilling programs with operating companies, resulting in less favorable terms or fewer opportunities being available;

●	higher drilling and completion costs related to competition for drilling and completion services and shortages of labor and materials;

●	disruptions resulting from unanticipated weather events, natural disasters, and public health crises and pandemics, such as the coronavirus, resulting in possible delays of drilling and completions and the interruption of anticipated production streams of hydrocarbons, which could impact expenses and revenues;

●	economic downturns and possible recessions caused thereby (including as a result of COVID-19);

●	the effects of global pandemics, such as COVID-19 on our operations, properties, the market for oil and gas, and the demand for oil and gas;

●	the need to write-down assets and/or shut-in wells, or our non-operated wells being shut-in by their operators;

●	litigation involving our former officers and directors, stockholders and third parties; and

●	unanticipated down-hole mechanical problems, which could result in higher-than-expected drilling and completion expenses and/or the loss of the wellbore or a portion thereof.

Risks Relating to the Purchase

U.S. Energy and the Sellers may fail to complete the Purchase if certain required conditions, many of which are outside the Company’s control, are not satisfied.

Completion of the Purchase is subject to various customary closing conditions, including, but not limited to:

● approval and adoption of the Purchase Agreements by U.S. Energy stockholders,

●the absence of any order of injunction prohibiting the consummation of the Purchase,

● no material adverse effect occurring with respect to U.S. Energy or the Acquired Assets,

● subject to certain exceptions and materiality and materiality standards, the accuracy of the representations and warranties of the parties to the Purchase Agreements, and

● performance and compliance by the parties to the Purchase Agreements in all material respects with agreements and covenants contained in the Purchase Agreements.

30

Many of the conditions to completion of the Purchase is not within either U.S. Energy’s or the Sellers’s control, and none of the parties can predict when, or if, these conditions will be satisfied. If any of these conditions are not satisfied or waived prior to February 28, 2022, it is possible that the Purchase Agreements may be terminated. Although U.S. Energy and the Sellers are committed to closing the Purchase, they may not be able to satisfy or receive the various closing conditions and obtain the necessary approvals in a timely fashion or at all. For additional information, please see “Agreements Related to the Purchase—The Purchase Agreements—Conditions to the Completion of the Purchase.”

The Purchase will require significant management resources.

The implementation of the Purchase will require significant time, attention, and resources of our senior management and others within U.S. Energy, potentially diverting their attention from the conduct of U.S. Energy’s business.

Failure to complete the Purchase could negatively impact U.S. Energy’s stock price and future businesses and financial results.

If the Purchase is not completed, U.S. Energy will be subject to several risks, including the following:

● U.S. Energy and its subsidiaries may experience negative reactions from their suppliers, vendors, landlords, joint venture partners and other business partners;

● certain damages for which U.S. Energy may be liable to Sellers under the terms and conditions of the Purchase Agreements, including termination fees in certain circumstances;

● payment for certain costs relating to the Purchase, whether or not the Purchase is completed, such as legal, accounting, financial advisor and printing fees;

● negative reactions from the financial markets, including declines in the price of U.S. Energy’s stock due to the fact that current prices may reflect a market assumption that the Purchase will be completed;

● diverted attention of Company management to the Purchase rather than to U.S. Energy’s operations and pursuit of other opportunities that could have been beneficial to it; and

● litigation related to any failure to complete the Purchase or related to any enforcement proceeding commenced against U.S. Energy to perform their its obligations pursuant to the Purchase Agreements.

If the Purchase is not completed, the risks described above may materialize and they may have a material adverse effect on U.S. Energy’s results of operations, cash flows, financial position and stock price.

Directors and executive officers of U.S. Energy may have interests in the Purchase contemplated by the Purchase Agreements that are different from, or in addition to, those of U.S. Energy stockholders generally.

Certain of the directors and executive officers of U.S. Energy negotiated the terms of the Purchase Agreements and the U.S. Energy Board recommended that U.S. Energy stockholders vote in favor of the Purchase Agreements Proposals, the Compensation Proposal and Adjournment Proposal. These directors and officers may have interests in the Purchase that are different from, or in addition to, those of U.S. Energy stockholders generally. These interests include the continued employment of the executive officers of U.S. Energy by the combined company, the continued service of certain independent directors of U.S. Energy following the Closing, the treatment in the Purchase of U.S. Energy equity awards held by the U.S. Energy directors and executive officers, certain payments that may become payable to our Chief Executive Officer upon a qualifying termination of employment in connection with the Purchase in accordance with his existing agreement, and the indemnification of U.S. Energy directors and executive officers by the combined company.

31

You should be aware of these interests when you consider the recommendation of the U.S. Energy Board that you vote in favor of the Purchase Agreements Proposals, the Compensation Proposal and Adjournment Proposal. The U.S. Energy Board was aware of these interests when it determined that the Purchase Agreements and the Purchase contemplated thereby was advisable and fair to, and in the best interests of, U.S. Energy stockholders and recommended that U.S. Energy stockholders approve and adopt the Purchase Agreements. The interests of U.S. Energy directors and executive officers are described in more detail in “The Purchase—Interests of Certain Persons in the Purchase.”

U.S. Energy cannot participate in a superior acquisition unless U.S. Energy forfeits the Deposits to the Sellers.

In connection with the entry into the Purchase Agreements, each Seller and U.S. Energy entered into an Escrow Agreement, pursuant to which U.S. Energy placed $500,000 into escrow ($1.5 million in aggregate when including all three Purchase Agreement deposits). If a Seller is entitled to terminate its applicable Purchase Agreement pursuant to a material breach by us of any applicable provision of the applicable Purchase Agreement (subject to certain cure rights), or an update to a disclosure schedule by us prior to Closing would constitute a material adverse effect on our operations or assets, or if (i) our Board changes their recommendation to stockholders to approve the Purchase Agreements and the terms thereof, (ii) we breach or fail to perform in any material respect our obligations to file and mail this proxy statement or hold the Special Meeting, (iii) the required stockholder approval of the Purchase Agreements and issuance of the PSA Shares is not obtained, or the additional listing approval of such shares on the Nasdaq Capital Market has not been obtained, by February 28, 2022, or (iv) any of the other Purchase Agreements are terminated prior to Closing, such Seller has the right, as their sole and exclusive remedy and in lieu of all other damages, to terminate the agreement, receive the applicable Deposit as liquidated damages and be entitled to reimbursement from us of all of the Sellers’ reasonable out-of-pocket expenses incurred in connection with the contemplated transaction.

These provisions could discourage a potential third-party acquirer that might have an interest in acquiring all or a significant portion of U.S. Energy’s stock or assets from considering or proposing that acquisition, even if it were prepared to pay consideration with a higher per share cash or market value than the market value proposed to be received or realized in the Purchase. Similarly, these provisions might result in a potential third-party acquirer proposing to pay a lower price to U.S. Energy stockholders than it might otherwise have proposed to pay because of the added expense of the termination fee that may become payable in certain circumstances. If the Purchase Agreements is terminated and we determine to seek another business combination, we may not be able to negotiate a transaction with another party on terms comparable to, or better than, the terms of the Purchase. See also the section of this proxy statement titled “Agreements Related to the Purchase—The Purchase Agreements—Termination of the Purchase Agreements”.

32

The consideration to be received by the Sellers is fixed and will not be adjusted for changes affecting Sellers or U.S. Energy.

The number of shares of common stock to be issued to each of the Sellers pursuant to their applicable Purchase Agreement has been valued at $4.77 per share, which was the closing price of the common stock prior to the parties’ entry into the Purchase Agreements (the “Agreed Closing Price”). The initial base purchase price for the Acquired Assets is (a) $125,000 in cash and 6,568,828 shares of our common stock (value at $31,333,310, based on the Agreed Closing Price), as to Lubbock; (b) $1,000,000 in cash, the assumption of $3.3 million in liabilities, and 6,790,524 shares of common stock (value at $32,390,799, based on the Agreed Closing Price), as well as the novation or liquidation of certain hedges which had a mark to market loss of approximately $3.4 million as of the date of this proxy statement, as to Banner; and (c) $125,000 in cash and 6,546,384 shares of common stock (value at $31,226,252 based on the Agreed Closing Price), as to Synergy. The aggregate purchase price under all the Purchase Agreements will be $99,500,361, consisting of (a) $1.25 million in cash, (b) 19,905,736 shares of common stock (valued at $94,950,361, based on the Agreed Closing Price), and (c) the assumption of $3.3 million in debt, not including the novation or liquidation of certain hedges held by Banner which had a mark to market loss of approximately $3.4 million as of the date of this proxy statement. The initial base purchase prices are also subject to customary working capital and other adjustments as set forth in the Purchase Agreements. The number of shares of U.S. Energy common stock issuable pursuant to the Purchase, and the value thereof for purposes of the Purchase Agreements, is fixed, which means that it will not change between now and Closing, regardless of whether the market price of U.S. Energy’s common stock changes. The market price of U.S. Energy’s common stock has fluctuated since the date of the announcement of the parties’ entry into the Purchase Agreements and will continue to fluctuate from the date of this proxy statement to the date of the Special Meeting through Closing. The market price of shares of U.S. Energy’s common stock may fluctuate during and after these periods as a result of a variety of factors, including general market and economic conditions, changes in U.S. Energy’s business, operations and prospects, market assessments of the likelihood that the Purchase will be completed and the actual or perceived value of the Acquired Assets. Such factors are difficult to predict and in many cases may be beyond the control of U.S. Energy and Sellers. At the time U.S. Energy stockholders decide whether to approve the Purchase Agreements Proposals, they will not know the exact market value of the shares of U.S. Energy common stock payable to the Sellers pursuant to the Purchase. In the event the value of U.S. Energy’s common stock increases when compared to the Agreed Closing Price, prior to Closing, the value of the shares of U.S. Energy common stock issuable to the Sellers (and other consideration) may be significantly higher than the value of such shares on the date the Purchase Agreements were executed by the Sellers, and could be significantly greater than the value of the Acquired Assets, provided that in the event the value of U.S. Energy’s common stock declines compared to the Agreed Closing Price prior to Closing, the value of the Acquired Assets may be significantly greater than the value of shares of common stock (and other consideration) paid for such Acquired Assets. U.S. Energy’s common stock has traded between approximately $3.06 and $7.95 per share of common stock during the 52 weeks prior to the date of this proxy statement. The Purchase Agreements do not include a price-based termination right.

Completion of the Purchase may trigger change in control or other provisions in certain agreements to which U.S. Energy is a party.

The completion of the Purchase may trigger change in control or other provisions in certain agreements to which U.S. Energy is a party. If U.S. Energy is unable to negotiate waivers of those provisions, the counterparties may exercise their rights and remedies under the applicable agreements, including in some instances potentially terminating the agreements or seeking monetary damages. Even if U.S. Energy is able to negotiate waivers, the counterparties may require a fee for such waivers or seek to renegotiate the agreements on terms less favorable to the combined business.

U.S. Energy will be subject to various uncertainties and contractual restrictions while the Purchase is pending that could adversely affect its business and operations.

Uncertainty about the effect of the Purchase on joint venture partners and other persons may have an adverse effect on U.S. Energy’s business, financial condition and results of operations. It is possible that some joint venture partners and other persons with whom U.S. Energy has business relationships may delay or defer certain business decisions, or might decide to seek to terminate, change or renegotiate their relationship with U.S. Energy as a result of the Purchase, which could negatively affect U.S. Energy’s financial results, as well as the market price of U.S. Energy stock, regardless of whether the Purchase is completed.

Additionally, under the terms of the Purchase Agreements, U.S. Energy is subject to certain restrictions on the conduct of its business prior to completing the Purchase. The Purchase Agreements subject U.S. Energy to restrictions on its business activities prior to the Closing Date. The Purchase Agreements obligate U.S. Energy to carry on its business in the ordinary course consistent with past practice. These restrictions could prevent U.S. Energy from pursuing certain business opportunities that arise prior to the Closing Date and are outside the ordinary course of business. Such limitations could negatively affect U.S. Energy’s businesses and operations prior to the completion of the Purchase or termination of the Purchase Agreements.

33

U.S. Energy may have difficulty attracting, motivating and retaining executives and other employees in light of the Purchase.

Uncertainty about the effect of the Purchase on U.S. Energy’s employees may impair its ability to attract, retain and motivate personnel until the Purchase is completed. Employee retention may be particularly challenging during the pendency of the Purchase, as employees may feel uncertain about their future roles with the combined organization. In addition, U.S. Energy may have to provide additional compensation in order to retain employees. If employees depart because of issues relating to the uncertainty and difficulty of integration or a desire not to become employees of the combined company, the combined company’s ability to realize the anticipated benefits of the Purchase could be adversely affected.

In connection with the Purchase, U.S. Energy may be required to take write-downs or write-offs, restructuring and impairment or other charges; and/or may lose the ability to use certain net operating losses, that could negatively affect the business, assets, liabilities, prospects, outlook, financial condition and results of operations of U.S. Energy.

Although U.S. Energy has conducted extensive due diligence in connection with the Purchase, U.S. Energy cannot assure you that this diligence revealed all material issues that may be present, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of U.S. Energy’s control will not later arise. Even if U.S. Energy’s due diligence successfully identifies certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with U.S. Energy’s preliminary risk analysis. Further, as a result of the Purchase, purchase accounting, and the proposed operation of U.S. Energy going forward, U.S. Energy may be required to take write-offs or write-downs, restructuring and impairment or other charges. As a result, U.S. Energy may be forced to write-down or write-off assets, restructure its operations, or incur impairment or other charges that could negatively affect the business, assets, liabilities, prospects, outlook, financial condition and results of operations of U.S. Energy, any or all of which could have a material adverse effect on the value of U.S. Energy’s securities.

In addition, in general, under Section 382 of the Code, a corporation that undergoes an “ownership change” is subject to annual limitations on its ability to use its pre-change net operating losses (NOLs) or other tax attributes to offset future taxable income or reduce taxes. The issuance of the PSA Shares to the Sellers and other changes in our stock ownership may result in an ownership change within the meaning of Section 382 of the Code; accordingly, our pre-Closing NOLs may be subject to limitation under Section 382. This may have a material adverse effect on our future operating results.

Finally, the accounting impacts of the ancillary agreements entered into, and required to be entered into at Closing (including, but not limited to those described herein), and/or other agreements entered into following Closing, may be material and may have an adverse effect on the Company’s financial results or cash flow.

The market price of U.S. Energy’s common stock may be volatile, and holders of U.S. Energy’s common stock could lose a significant portion of their investment due to drops in the market price of U.S. Energy’s common stock following completion of the Purchase.

The market price of U.S. Energy’s common stock may be volatile, and following completion of the Purchase, stockholders may not be able to resell their common stock at or above the price at which they acquired the common stock due to fluctuations in its market price, including changes in price caused by factors unrelated to U.S. Energy’s operating performance or prospects.

An active, liquid, and orderly market for U.S. Energy’s common stock may not develop or be sustained. There may be a lack of supply of, or demand for, U.S. Energy common stock. The public float of U.S. Energy’s common stock may be insufficient to meet demand, which could cause the trading price of U.S. Energy’s common stock to rise to an unsustainable level. Further, institutional investors may be discouraged from purchasing U.S. Energy’s common stock if they are unable to purchase a block in the open market due to a potential unwillingness of existing stockholders to sell a sufficient amount of U.S. Energy’s common stock at the price offered by such institutional investors. If institutional investors are unable to purchase U.S. Energy’s common stock, the market for U.S. Energy’s common stock may be more volatile without the influence of long-term institutional investors holding significant amounts of U.S. Energy’s common stock. In the case of a lack of demand for U.S. Energy’s common stock, the trading price of our common stock could decline significantly.

34

Specific factors that may have a significant effect on the market price for U.S. Energy’s common stock include, and will continue to include, following the Purchase, among others, the following:

● changes in stock market analyst recommendations or earnings estimates regarding U.S. Energy’s common stock, other companies comparable to it or companies in the industries they serve;

● the size and liquidity of U.S. Energy’s public float relative to U.S. Energy’s market capitalization;

● actual or anticipated fluctuations in U.S. Energy’s operating results or future prospects;

● reaction to public announcements by U.S. Energy;

● drilling, production and other results of operations of U.S. Energy;

● strategic actions taken by U.S. Energy or its competitors, such as the intended business separations, acquisitions or restructurings;

● failure of U.S. Energy to achieve the perceived benefits of the Purchase, including financial results and anticipated synergies, as rapidly as or to the extent anticipated by financial or industry analysts;

● adverse conditions in the financial market or general U.S. or international economic conditions, including those resulting from war, incidents of terrorism and responses to such events; and

● sales of common stock by U.S. Energy, members of its management team or significant stockholders.

The opinion of U.S. Energy’s financial advisor will not be updated to reflect changes in circumstances between the signing of the Purchase Agreements in October 2021 and the completion of the Purchase.

U.S. Energy has not obtained an updated opinion from its financial advisor as of the date of this proxy statement, and U.S. Energy does not anticipate asking its financial advisor to update its opinion. Changes in the operations and prospects of U.S. Energy or the Acquired Assets, general market and economic conditions and other factors that may be beyond the control of U.S. Energy or Sellers, and on which U.S. Energy’s financial advisor’s opinion was based, may significantly alter the price of the shares of U.S. Energy common stock by the time the Purchase is completed. The opinion does not speak as of the time the Purchase will be completed or as of any date other than the date of the opinion. Because U.S. Energy’s financial advisor will not be updating its opinion, which was issued in connection with the signing of the Purchase Agreements in October 2021, the opinion will not address the fairness of the Purchase consideration from a financial point of view at the time the Purchase is completed. The U.S. Energy Board’s recommendation that U.S. Energy stockholders vote “FOR” each of the Purchase Agreements Proposals, however, is made as of the date of this proxy statement. For a description of the opinion that U.S. Energy received from its financial advisor, please refer to “The Purchase Transaction—Opinion of the Company’s Financial Advisor”

Holders of U.S. Energy common stock will not have appraisal or dissenters’ rights in connection with the Purchase.

Neither Wyoming law nor our Articles of Incorporation or Bylaws, each as amended and restated, provide U.S. Energy stockholders with appraisal or dissenters’ rights in connection with the Purchase.

35

The unaudited pro forma financial information of U.S. Energy included in this proxy statement is preliminary and U.S. Energy’s actual financial position or results of operations after the completion of the Purchase may differ materially.

The unaudited pro forma financial information of U.S. Energy in this proxy statement is presented for illustrative purposes only and is not necessarily indicative of what U.S. Energy’s actual financial position or results of operations would have been had the Purchase been completed on the dates indicated. The unaudited pro forma financial information reflects adjustments, which are based upon preliminary estimates of the final purchase price adjustments. Accordingly, the final purchase price adjustments may differ materially from what was estimated by U.S. Energy in deriving the pro forma adjustments reflected in this proxy statement. See the section of this proxy statement titled “Financial Information—Unaudited Pro Forma Consolidated Financial Statements”.

The actual Acquired Assets to be acquired by U.S. Energy at the Closing is subject to uncertainties.

Pursuant to the Sale Agreement, the amount of consideration payable by U.S. Energy to the Sellers is subject to uncertainties by virtue of the purchase price adjustments set forth in the Purchase Agreements, which is subject to adjustments based on Closing levels of working capital, among other things. The Acquired Assets are also subject to certain preferential rights. U.S. Energy may terminate the Purchase Agreements if the preferential rights associated with any Seller’s Acquired Assets exceed 10% of the total value of such Acquired Assets, however, in the event that such preferential rights do not exceed 10%, the Purchase Agreements include rights whereby the Sellers can remove such assets subject to the preferential rights from the Acquired Assets without any corresponding decease in the amount of consideration payable by U.S. Energy for such assets acquired at Closing.

The number of shares of common stock issuable pursuant to the Purchase Agreements will cause significant dilution to existing stockholders and a change of control.

The initial base purchase price for the Acquired Assets is (a) $125,000 in cash and 6,568,828 shares of our common stock, as to Lubbock; (b) $1,000,000 in cash, the assumption of $3.3 million in liabilities, and 6,790,524 shares of common stock, as well as the novation or liquidation of certain hedges which had a mark to market loss of approximately $3.4 million as of the date of this proxy statement, as to Banner; and (c) $125,000 in cash and 6,546,384 shares of common stock, as to Synergy. The aggregate purchase price under all the Purchase Agreements will be $1.25 million in cash, 19,905,736 shares of common stock, and the assumption of $3.3 million in debt, as well as the novation or liquidation of certain hedges which had a mark to market loss of approximately $3.4 million as of the date of this proxy statement. As such, following the completion of the Purchase, the Sellers will own 80.8% of our outstanding common stock and the current owners of U.S. Energy common stock will own 19.2% of our outstanding common stock (without taking to account shares of common stock issuable upon exercise of options, and assuming no additional shares of common stock are issued prior to Closing). As a result, the total shares of common stock issuable upon closing of the Purchase will cause significant dilution to existing stockholders, and result in a change of control of U.S. Energy.

U.S. Energy’s stockholders will have a reduced ownership and voting interest in, and will exercise less influence over the management of, the combined company following the completion of the Purchase.

After the completion of the Purchase, the current stockholders of U.S. Energy will own a significantly smaller percentage of the combined company than their ownership of U.S. Energy prior to the Purchase. At the effective time of the Purchase, U.S. Energy’s equity holders will collectively own approximately 19.2% of the outstanding shares of the combined company, based on the current number of U.S. Energy shares outstanding. This calculation does not contemplate outstanding U.S. Energy option awards, which will remain outstanding under their existing terms following the Purchase. In addition, the seven-member board of directors of U.S. Energy following the Closing will initially be comprised of three members selected by the Sellers, with the further right, subject to certain requirements, for each Seller to appoint one other member to the Board, which could bring such Seller appointed Board membership up to six members of a 10 person Board of Directors, thereby giving the Sellers full control over the Board. Consequently, U.S. Energy’s stockholders will be able to exercise less influence over the management and policies of U.S. Energy following the Closing than they currently exercise over the management and policies of U.S. Energy.

36

Additionally, as discussed below under “Agreements Related to the Purchase—Nominating and Voting Agreement”, the Sellers and the Company entered into a Nominating and Voting Agreement, which gives such Sellers continued appointment rights to the Board following the Closing, which similarly, will giving the Sellers the ability to exercise full control over the Board. Consequently, U.S. Energy’s stockholders will have less influence over the management and policies of U.S. Energy following the Closing than they currently exercise over the management and policies of U.S. Energy, and the Sellers will effectively be in control of U.S. Energy following the Closing.

U.S. Energy’s stockholders may not realize a benefit from the Purchase commensurate with the ownership dilution they will experience in connection with the Purchase.

If U.S. Energy is unable to realize the full strategic and financial benefits anticipated from the Purchase, U.S. Energy’s stockholders will have experienced substantial dilution of their ownership interests without receiving any commensurate benefit, or only receiving part of the commensurate benefit to the extent the combined company is able to realize only part of the strategic and financial benefits currently anticipated from the Purchase.

The consummation of the Purchase will result in a change of control of the Company.

After the completion of the Purchase, the current stockholders of U.S. Energy will own a significantly smaller percentage of the combined company than their ownership of U.S. Energy prior to the Purchase. At the effective time of the Purchase, U.S. Energy’s equity holders will collectively own approximately 19.2% of the outstanding shares of the combined company, based on the current number of U.S. Energy shares outstanding. This calculation does not contemplate outstanding U.S. Energy option awards, which will remain outstanding under their existing terms following the Purchase. In addition, the seven-member board of directors of U.S. Energy following the Closing will initially be comprised of three members selected by the Sellers, with the further right, subject to certain requirements, for each Seller to appoint one other member to the Board, which could bring such Seller appointed Board membership up to six members of a then ten person Board of Directors, thereby giving the Sellers full control over the Board. Consequently, U.S. Energy’s stockholders will be able to exercise less influence over the management and policies of U.S. Energy following the Closing than they currently exercise over the management and policies of U.S. Energy. The Sellers will therefore exercise control in determining the outcome of all corporate transactions or other matters, including the election and removal of directors, mergers, consolidations, the sale of all or substantially all of our assets, and also the power to prevent or cause a further change in control. Any investors who purchase shares or hold shares prior to the Purchase will be minority stockholders and as such will have little to no say in the direction of the Company and the election of directors. Additionally, it will be impossible for investors to remove the directors appointed by the Sellers for so long as the Nominating and Voting Agreement remains in place, which will mean they will remain in control of who serves as officers of the Company as well as whether any changes are made in the Board. An owner of the Company’s securities should keep in mind that your shares, and your voting of such shares, will likely have little effect on the outcome of corporate decisions. The interests of the Sellers may differ from the interests of the other stockholders and thus result in corporate decisions that are adverse to other stockholders. The Sellers may be subject to future conflicts of interest which negatively affect the interests of other stockholders of the Company.

U.S. Energy may become involved in securities class action litigation that could divert management’s attention and harm the combined company’s business, and insurance coverage may not be sufficient to cover all costs and damages.

In the past, securities class action or stockholder derivative litigation often follows certain significant business transactions, such as a material acquisition such as the Purchase. The combined company may become involved in this type of litigation in the future. Litigation often is expensive and diverts management’s attention and resources, which could adversely affect the combined company’s business.

37

We believe it’s possible that the combined company could be required to re-meet the initial listing standards of The Nasdaq Capital Market to close the Purchase.

The closing of the Purchase requires that the Company, if deemed necessary or required by Nasdaq for continued listing of U.S. Energy’s common stock following the Closing, requalify for initial listing on The Nasdaq Capital Market, pursuant to the applicable guidance and requirements of Nasdaq as of the date of the closing of the Purchase. The Nasdaq Capital Market initial listing standards include more stringent requirements than The Nasdaq Capital Market continued listing standards. The NASDAQ Capital Market initial listing standards require that issuers meet one of the following tests: (1) $750,000 of pre-tax income (in either the last fiscal year or two of the three most recent years), $5 million of public float, $4 million of stockholders’ equity and a minimum closing price of $3 per share; (2) $15 million of public float, $5 million of stockholders’ equity, a $3 per share price and 2 years of operating history; or (3) a $50 million market cap; $15 million of public float, $4 million of stockholders’ equity, and a $2 per share price, plus in each case 300 round lot stockholders and 1,000,000 shares of total public float, with at least half of such required number of round lot stockholders holding unregistered securities with a minimum value of $2,500.

While we believe that, if required will be able to re-meet the initial listing standards of Nasdaq, we may not be able to re-meet the initial listing standards described above upon closing of the Purchase, which is a required condition to closing the Purchase, and such initial listing application, if required, may not be approved by Nasdaq. Furthermore, even if Nasdaq does approve our application, such closing condition may delay the Closing.

U.S. Energy may fail to realize the anticipated benefits of the Purchase and may assume unanticipated liabilities.

The success of the Purchase will depend on, among other things, the U.S. Energy’s ability to combine the U.S. Energy and the Acquired Assets in a manner that realizes the various benefits, growth opportunities and synergies identified by combining U.S. Energy’s assets with the Acquired Assets. Achieving the anticipated benefits of the Purchase is subject to a number of risks and uncertainties. U.S. Energy will as a result of the Purchase, assume all of the liabilities associated with the acquired properties, subject to certain indemnification rights described in the Purchase Agreements (see “Agreements Related to the Purchase—The Purchase Agreements—Indemnification”) and environmental, title and other problems could reduce the value of the properties to U.S. Energy. Also, it is uncertain whether U.S. Energy’s and the acquired properties and assets can be integrated in an efficient and effective manner.

In addition, the integration of operations following the Purchase will require the attention of U.S. Energy’s management and other personnel, which may distract their attention from U.S. Energy’s day-to-day business and operations and prevent the U.S. Energy from realizing benefits from other opportunities. Completing the integration process may be more expensive than anticipated, and U.S. Energy cannot assure you that it will be able to affect the integration of these operations smoothly or efficiently or that the anticipated benefits of the Purchase will be achieved.

The financial analyses and forecasts considered by U.S. Energy and its financial advisor may not be realized, which may adversely affect the market price of U.S. Energy common stock following the completion of the Purchase.

In performing its financial analyses and rendering its opinion regarding fairness, from a financial point of view, of the consideration to be paid by U.S. Energy pursuant to the Purchase, the financial advisor to U.S. Energy relied on, among other things, internal forecasts and cost savings and operating synergies projections provided to it. The forecasts were prepared by, or as directed by, the managements of U.S. Energy and Sellers. None of these analyses and forecasts was prepared with a view towards public disclosure or compliance with the published guidelines of the SEC, GAAP, or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts. These projections are inherently based on various estimates and assumptions that are subject to the judgment of those preparing them. These projections are also subject to significant economic, competitive, industry and other uncertainties and contingencies, all of which are difficult or impossible to predict and many of which are beyond the control of U.S. Energy and Sellers. There can be no assurance that U.S. Energy’s financial condition or results of operations will be consistent with those set forth in such analyses and forecasts, which could have a material impact on the market price of U.S. Energy common stock following the Purchase.

38

Combining the businesses of U.S. Energy and the Acquired Assets may be more difficult, costly and time-consuming than expected, which may adversely affect the combined company’s results and negatively affect the value of U.S. Energy’s common stock following the Purchase.

U.S. Energy entered into the Purchase Agreements because it believes that combining the Acquired Assets and its current operations will produce benefits and cost savings. However, following the completion of the Purchase, U.S. Energy’s management will need to integrate U.S. Energy’s the Acquired Assets respective operations. The combination will be a complex, costly and time-consuming process, and the management of the combined company may face significant challenges in implementing such integration, many of which may be beyond the control of management, including, without limitation:

● latent impacts resulting from the diversion of U.S. Energy’s management team’s attention from ongoing business concerns as a result of management’s attention to the Purchase and integration of the Acquired Assets;

● difficulties in achieving anticipated cost savings, synergies, business opportunities and growth prospects;

● the possibility of faulty assumptions underlying expectations regarding the integration process, including with respect to the intended tax-efficient transactions;

● unanticipated issues in integrating accounting, information technology, communications programs, financial procedures and operations, and other systems, procedures and policies;

● difficulties in managing a larger combined company, addressing differences in business culture and retaining key personnel;

● difficulties in integrating new employees, and managing a larger workforce;

● unanticipated changes in applicable laws and regulations;

● managing tax costs or inefficiencies associated with integrating the operations of the combined company;

● coordinating geographically separate organizations; and

● unforeseen expenses or delays associated with the Purchase.

Some of these factors will be outside of the control of U.S. Energy, and any one of them could result in increased costs and diversion of management’s time and energy, as well as decreases in the amount of expected revenue that could materially impact the business, financial conditions and results of operations of the combined company. The integration process and other disruptions resulting from the Purchase may also adversely affect the combined company’s relationships with employees, suppliers, customers, distributors, licensors and others with whom U.S. Energy has business or other dealings, and difficulties in integrating the businesses of U.S. Energy and the Acquired Assets could harm the reputation of the combined company.

If the combined company is not able to successfully integrate the assets and operations of U.S. Energy and the Acquired Assets in an efficient, cost-effective and timely manner, the anticipated benefits and cost savings of the Purchase may not be realized fully, or at all, or may take longer to realize than expected, and the value of U.S. Energy’s common stock, the revenues, levels of expenses and results of operations may be affected adversely. If the combined company is not able to adequately address integration challenges, the combined company may be unable to successfully integrate the assets and operations of U.S. Energy and the Acquired Assets or realize the anticipated benefits of the Purchase.

39

U.S. Energy will incur significant costs in connection with the integration of the assets and operations of U.S. Energy and the Acquired Assets.

While both U.S. Energy has assumed that a certain level of expenses would be incurred in connection with the Purchase contemplated by the Purchase Agreements, there are many factors beyond its control that could affect the total amount of, or the timing of, anticipated expenses with respect to the integration of the assets and operations of U.S. Energy and the Acquired Assets. U.S. Energy will also incur costs related to formulating and implementing integration plans, including facilities and systems consolidation costs and other employment-related costs.

There may also be additional unanticipated significant costs in connection with the Purchase that the combined company may not recoup. These costs and expenses could reduce the benefits and additional income U.S. Energy expects to achieve from the Purchase. Although U.S. Energy expects that these benefits will offset the transaction expenses and implementation costs over time, this net benefit may not be achieved in the near term or at all.

Future sales of U.S. Energy’s common stock in the public market, or the perception that such sales may occur, could reduce the price of U.S. Energy’s common stock, and any additional capital raised by U.S. Energy through the sale of equity or convertible securities may dilute your ownership in U.S. Energy.

U.S. Energy may sell additional shares of U.S. Energy’s common stock in subsequent offerings. Additionally, while all 19,905,736 shares of common stock issuable to the Sellers at the Closing will initially be restricted from immediate resale under the federal securities laws and are subject to certain lock-up agreements, pursuant to a Registration Rights Agreement (discussed in greater detail below under “Agreements Related to the Purchase—Registration Rights Agreement”), we will be required to register the resale of such shares of common stock issuable to the Sellers at the Closing. Subject to the effectiveness of the planned registration statement, the expiration of lock-up agreements and the requirements of Rule 144, shares registered under the registration statement may be made available for resale immediately in the public market without restriction.

U.S. Energy cannot predict the size of future issuances of U.S. Energy’s common stock or securities convertible into common stock or the effect, if any, that future issuances and sales of shares of U.S. Energy’s common stock will have on the market price of U.S. Energy’s common stock. Sales of substantial amounts of U.S. Energy’s common stock (including shares issued in connection with the Purchase), or the perception that such sales could occur, may adversely affect prevailing market prices of U.S. Energy’s common stock.

Risk Factors Related to the Acquired Assets and Combined Company

Events beyond the combined company’s control, including the recent COVID-19 pandemic or any other future global or domestic health crisis, may result in unexpected adverse operating and financial results.

The recent outbreak of the COVID-19 pandemic or future outbreaks of disease may materially and adversely affect the combined company’s business, operating and financial results and liquidity. The severity, magnitude and duration of the current COVID-19 pandemic is uncertain, rapidly changing and hard to predict. While the full impact of this virus and the long-term worldwide reaction to it and impact from it remains unknown at this time, government reaction to the COVID-19 pandemic, including restrictions and limitations on travel and economic activity, continued widespread growth in infections, or site closures as a result of the virus could, among other things, impact the ability of the combined company’s employees and contractors to perform their duties, cause increased technology and security risk due to extended and company-wide telecommuting, lead to disruptions in combined company’s supply chain (including necessary contractors), lead to a disruption in acquisition or permitting activities and cause disruption in combined company’s relationship with its customers and suppliers. Additionally, the COVID-19 pandemic has significantly impacted economic activity and markets around the world, and COVID-19 or another pandemic could materially and adversely affect the combined company’s business in numerous ways, including, but not limited to, the following:

40

● the combined company’s revenue may be reduced if the pandemic results in an economic downturn or recession, to the extent it leads to a prolonged decrease in the demand for oil, natural gas and natural gas liquids (NGLs);

● the combined company’s operations may be disrupted or impaired, thus lowering production levels, if a significant portion of its employees, contractors or drilling and completion crews are unable to work due to illness or if the combined company’s field operations are suspended or temporarily shut-down or restricted due to control measures designed to contain the outbreak; and

● the operations of the combined company’s midstream service providers, on whom it relies for the transmission, gathering and processing of a significant portion of its produced oil and natural gas, may be disrupted or suspended in response to or as a result of the COVID-19 pandemic and result in the shut-in of producing wells or the delay or discontinuance of development plans for its properties.

Oil, natural gas and NGL prices are volatile. A sustained decline in prices could adversely affect the combined company’s business, financial condition and results of operations, liquidity and its ability to meet its financial commitments or cause the combined company to delay its planned capital expenditures.

The combined company’s revenues, operating results, profitability, liquidity and ability to grow depend primarily upon the prices it will receive for the oil, natural gas and NGL it sells. The combined company will require substantial expenditures to replace its oil, natural gas and NGL reserves, sustain production and fund its business plans, including its development plan. Low oil, natural gas and NGL prices resulting from reduced demand caused by COVID-19 pandemic and other factors may materially affect the combined company’s revenues. In March 2020, crude oil demand experienced significant declines due to the COVID-19 pandemic and resulting government-led shut-downs in economic activity. While oil, natural gas and NGL prices began to stabilize in the second half of 2020 and have continued to do so thus far in 2021, the overall drop in prices and lack of forward visibility in demand may combine to negatively affect the amount of cash available for capital expenditures and debt repayment, the combined company’s ability to borrow money or raise additional capital and, as a result, could have a material adverse effect on the combined company’s business, prospects, financial condition, results of operations and cash flows. In addition, low prices may reduce the quantities of oil, natural gas and NGL reserves that may be economically produced and result in an impairment of the combined company’s oil and natural gas properties.

Historically, the markets for oil, natural gas and NGL have been volatile, and they are likely to continue to be volatile. Wide fluctuations in oil, natural gas and NGL prices may result from relatively minor changes in the supply of or demand for oil, natural gas and NGL market uncertainty and other factors that will be beyond the combined company’s control, including:

● worldwide and regional economic conditions impacting the supply and demand for oil, natural gas and NGLs, including uncertainty regarding the timing, pace and extent of an economic recovery in the United States;

● the extraordinary market environment and effects of the COVID-19 pandemic, including a significant decline in demand for oil, natural gas and NGLs;

● changes in seasonal temperatures, including the number of heating degree days during winter months and cooling degree days during summer months;

● the level of oil, natural gas and NGL exploration, development and production;

● the level of oil, natural gas and NGL inventories;

● the level of U.S. liquid natural gas (LNG) exports;

● prevailing prices on local price indexes in the areas in which the combined company will operate;

● the proximity, capacity, cost and availability of gathering and transportation facilities;

41

● localized and global supply and demand fundamentals and transportation availability;

● the cost of exploring for, developing, producing and transporting reserves;

● the spot price of LNG on world markets;

● weather conditions and natural disasters;

● technological advances affecting energy consumption;

● the price and availability of alternative fuels;

● speculative trading in oil and natural gas derivative contracts;

● increased end-user conservation;

● political and economic conditions in or affecting other producing regions or countries, including the Middle East, Africa, South America and Russia;

● political and economic conditions in or affecting major LNG consumption regions or countries, particularly Asia and Europe;

● actions of the Organization of the Petroleum Exporting Countries (OPEC), including the ability and willingness of the members of OPEC and other exporting nations to agree to and maintain oil price and production controls, including the anticipated increases in supply from Russia and OPEC, particularly Saudi Arabia;

● U.S. Trade policies and their effect on U.S. oil and natural gas exports;

● expectations about future commodity prices;

● the possibility of terrorist or cyberattacks and the consequences of any such attacks; and

● U.S. federal, state and local and non-U.S. governmental regulation and taxes.

Reserve estimates depend on many assumptions that may turn out to be inaccurate. Any material inaccuracies in reserve estimates or underlying assumptions will materially affect the quantities and present value of the combined company’s reserves.

Numerous uncertainties are inherent in estimating quantities of oil and natural gas reserves. The Sellers’ estimates of the SEC reserves included in the Acquired Assets are based upon average commodity prices, which may not reflect actual prices received for production. The process of estimating oil and natural gas reserves is complex and requires significant decisions and assumptions in the evaluation of available geological, engineering and economic data for each reservoir. The reports rely upon various assumptions, including assumptions regarding future oil and natural gas prices, drilling programs, production levels, and operating and development costs. In addition, the reserves that the Sellers’ present herein are aggregated from several reports, which were prepared by several engineering firms and therefore may be based on slightly different assumptions and preparation and review procedures. The combined company’s ability to develop any identified drilling location is subject to various limitations and any drilling activities it is able to conduct may not be successful. As a result, the combined company’s actual drilling activities may materially differ from those presently identified and could result in downward revisions of estimated proved reserves. In addition, loss of production and leasehold rights due to mechanical failure or depletion of wells and the combined company’s inability to re-establish their production may occur in certain cases. Production from wellbores may be affected by nearby fracturing activities by offset operators or the combined company, itself, resulting in reserve revisions.

42

As a result, estimated quantities of proved reserves and projections of future production rates and the timing of development expenditures may prove to be inaccurate. Over time, the combined company may make material changes to reserve estimates taking into account the results of actual drilling and production. Any significant variance in the combined company’s assumptions and actual results could greatly affect its estimates of reserves, the economically recoverable quantities of oil and natural gas attributable to any particular group of properties, the classifications of reserves based on risk of recovery, and estimates of the future net cash flows. Specifically, future prices received for production and costs may vary, perhaps significantly, from the prices and costs assumed for purposes of these estimates. Sustained lower prices will cause the 12-month weighted average price to decrease over time as the lower prices are reflected in the average price, which may result in the estimated quantities and present values of the Sellers’ estimated reserves associated with the Acquired Assets being reduced. Any material inaccuracies in the Sellers’ reserves estimates could also materially affect the combined company’s liquidity.

The present value of future net revenues from the combined company’s proved reserves, as reflected in the combined company’s standardized measure and PV-10 value, will not necessarily be the same as the current market value of the combined company’s estimated proved oil and natural gas reserves.

You should not assume that the present value of future net revenues from the combined company’s proved reserves, as reflected in the combined company’s standardized measure and PV-10 value, is the current market value of its estimated oil and natural gas reserves. The combined company’s currently bases the estimated discounted future net revenues from its proved reserves on the 12-month unweighted arithmetic average of the first-day-of-the-month price for the preceding twelve months. Actual future net revenues from the combined company’s oil and natural gas properties will be affected by factors such as:

● actual prices it receives for crude oil, natural gas and NGLs;

● actual cost of development and production expenditures;

● the amount and timing of actual production;

● transportation and processing; and

● changes in governmental regulations or taxation.

The timing of both the combined company’s production and its incurrence of expenses in connection with the development and production of, and investment in, its oil and natural gas properties will affect the timing and amount of actual future net revenues from proved reserves, and thus their actual present value. In addition, the 10% discount factor the combined company uses when calculating discounted future net revenues at PV-10 may not be the most appropriate discount factor based on interest rates in effect from time to time and risks associated with the combined company or the oil and natural gas industry in general. Actual future prices and costs may differ materially from those used in the present value estimates.

Unless the combined company replaces its reserves with new reserves and develops those reserves, the combined company’s reserves and production will decline, which may adversely affect its future cash flows and results of operations.

In general, the volume of production from oil and natural gas properties declines as reserves are depleted, with the rate of decline depending on each reservoir’s characteristics. Except to the extent that the combined company conducts successful exploration, exploitation, development or reinvestment activities or acquires properties containing proved reserves, the combined company’s proved reserves will decline as reserves are produced. The combined company’s future oil and natural gas production is, therefore, highly dependent on its level of success in finding or acquiring additional reserves as well as the pace of drilling and completion of new wells. Additionally, the business of exploring for, exploiting, developing or acquiring reserves is capital intensive. Recovery of the combined company’s reserves, particularly undeveloped reserves, will require significant additional capital expenditures and successful drilling operations. To the extent cash flow from operations is reduced and external sources of capital become limited, unavailable or on terms deemed unacceptable by the combined company, its ability to make the necessary capital investment to maintain or expand its asset base of oil and natural gas reserves or to return capital to its investors would be impaired.

43

As part of its exploration and development operations, the combined company expects to use horizontal drilling and multi-stage hydraulic fracture stimulation techniques as well as enhanced recovery operations. The utilization of these techniques requires substantially greater capital expenditures as compared to the completion cost of a vertical well or a horizontal well utilizing less advanced techniques and therefore may result in fewer wells being completed or recompleted in any given year. The incremental capital expenditures are generally the result of greater measured depths, additional hydraulic fracture stages in horizontal wellbores and increased volumes of water, CO2 and proppant.

Due to the recent increase in commodity prices following extreme volatility during 2020, the unavailability or high cost of equipment, supplies, personnel and oilfield services could adversely affect the combined company’s ability to execute development and exploitation plans on a timely basis and within budget, and consequently could materially and adversely affect the combined company’s anticipated cash flow.

The combined company will need to utilize third-party services to maximize the efficiency of its operations. The cost of oilfield services typically fluctuates based on demand for those services, and the recent increase in commodity prices following extreme volatility during 2020 has increased the cost of oilfield services. While the U.S. Energy currently has excellent relationships with oilfield service companies, there is no assurance that it will be able to contract for such services on a timely basis or that the cost of such services will remain at a satisfactory or affordable level. Shortages or the high cost of equipment, supplies or personnel could delay or adversely affect the combined company’s development and exploitation operations, which could have a material and adverse effect on its business, financial condition or results of operations.

The combined company’s development projects will require substantial capital expenditures. The combined company may be unable to obtain required capital or financing on satisfactory terms or at all, which could lead to a decline in its reserves and cash flows.

The oil and natural gas industry is capital intensive. The combined company expects to make substantial capital expenditures in its business for the development of, and reinvestment in, oil and natural gas reserves. If necessary, the combined company may access capital through proceeds from asset dispositions, borrowings and capital markets offerings from time to time. The combined company’s cash flow from operations and access to capital are subject to a number of variables, including:

● the amount of oil and natural gas the combined company produces from existing wells;

● the prices at which the combined company sells its production;

● take-away capacity;

● the estimated quantities of its oil and natural gas reserves; and

● the combined company’s ability to acquire, locate and produce new reserves.

If the combined company’s revenues decrease as a result of lower commodity prices, operating difficulties, production cost increases, declines in reserves or for any other reason, the combined company may have limited ability to obtain the capital necessary to conduct its operations at expected levels. The combined company’s indebtedness may restrict its ability to obtain new debt financing. If additional capital is required, the combined company may not be able to obtain debt and/or equity financing on terms favorable to it, or at all, which could result in a curtailment of its operations relating to development of its prospects, which in turn could lead to a decline in the combined company’s reserves, production and cash flows, and could adversely affect its business, results of operation, financial conditions and ability to make payments on its outstanding indebtedness.

44

The development of the combined company’s estimated proved undeveloped reserves (PUD) reserves may take longer and may require higher levels of capital expenditures than it currently anticipates. Therefore, the combined company’s estimated PUD reserves may not be ultimately developed or produced.

Recovery of PUDs requires significant capital expenditures and successful drilling operations. Certain of the combined company’s total estimated proved reserves will be undeveloped. The reserve data included in the combined company’s reserve reports assumes that substantial capital expenditures will be made to develop non-producing reserves. The combined company may need to raise additional capital in order to develop its estimated PUDs, and the combined company cannot be certain that additional financing will be available to it on acceptable terms, if at all. Additionally, extended declines in commodity prices will reduce the future net revenues of the combined company’s estimated PUDs and may result in some projects becoming uneconomical. Further, the combined company’s drilling efforts may be delayed or unsuccessful and actual reserves may prove to be less than current reserve estimates, which could have a material and adverse effect on its financial condition, results of operations and future cash flows. However, we currently anticipate that the combined company’s undeveloped proved reserves being minimal in relation to the combined company’s total reserves.

Drilling for and producing oil and natural gas are high-risk activities with many uncertainties that could adversely affect the combined company’s business, financial condition or results of operations.

Drilling oil and natural gas wells, including development wells, involves numerous risks, including the risk that the combined company may not encounter commercially productive oil and natural gas reserves (including “dry holes”). The combined company must incur significant expenditures to drill and complete wells, the costs of which are often uncertain. It is possible that the combined company will make substantial expenditures on drilling and not discover reserves in commercially viable quantities.

Specifically, the future cost or timing of drilling, completing and operating wells, and drilling operations and those of its third-party operators may be curtailed, delayed or canceled. The cost of the combined company’s drilling, completion and well operations may increase and/or its results of operations and cash flows from such operations may be impacted, as a result of a variety of factors, including:

● unexpected drilling conditions;

● title problems;

● pressure or irregularities in formations;

● equipment failures or accidents;

● adverse weather conditions, such as winter storms, fires, flooding and hurricanes, and changes in weather patterns;

● compliance with, or changes in, environmental laws and regulations relating to air emissions, hydraulic fracturing and disposal of produced water, drilling fluids and other wastes, laws and regulations imposing conditions and restrictions on drilling and completion operations and other laws and regulations, such as tax laws and regulations;

● the availability and timely issuance of required governmental permits and licenses; and

● the availability of, costs associated with and terms of contractual arrangements for properties, including mineral licenses and leases, pipelines, rail cars, crude oil hauling trucks and qualified drivers and related facilities and equipment to gather, process, compress, transport and market oil, natural gas, NGLs and related commodities.

The combined company’s failure to recover its investment in wells, increases in the costs of its drilling operations or those of its third-party operators, and/or curtailments, delays or cancellations of the combined company’s drilling operations or those of its third-party operators in each case due to any of the above factors or other factors, may materially and adversely affect its business, financial condition and results of operations.

45

The combined company may experience difficulty in achieving and managing future growth.

Future growth may place strains on the combined company’s resources and cause it to rely more on project partners and independent contractors, possibly negatively affecting its financial condition and results of operations. The combined company’s ability to grow will depend on a number of factors, including:

● the results of its drilling program;

● hydrocarbon prices;

● its ability to develop existing prospects;

● its ability to continue to retain and attract skilled personnel;

● its ability to maintain or enter into new relationships with project partners and independent contracts; and

● its access to capital.

The combined company may also be unable to make attractive acquisitions or asset exchanges, which could inhibit its ability to grow, or could experience difficulty integrating any acquired assets and operations. It may be difficult to identify attractive acquisition opportunities and, even if such opportunities are identified, the combined company’s future debt agreements if any, could contain limitations on its ability to enter into certain transactions, which could limit its future growth.

The combined company’s operations will be dependent on third-party service providers.

U.S. Energy contracts, and the combined company will contract, with third-party service providers to support its operations. These contracted services are generally provided pursuant to master services agreements entered into between the third-party service providers. Although certain employees of the Sellers will be assumed as part of the Purchase, the combined company’s ability to conduct operations and generate revenues is dependent on the availability and performance of those third-party service providers and their compliance with the terms of their respective master service agreements. The combined company may not be successful in either retaining the services of current third-party service providers or contracting with alternative service providers in the event that current contractors discontinue providing services or fail to meet their obligations under their respective master services agreements. Any failure to retain the services of current service providers, any loss of assumed employees, or failure to locate alternatives will negatively affect the combined company’s ability to generate revenues and continue and expand its operations.

The combined company will not be the operator on all of its acreage or drilling locations, and, therefore, it will not be able to control the timing of exploration or development efforts, associated costs, or the rate of production of any non-operated assets and could be liable for certain financial obligations of the operators or any of its contractors to the extent such operator or contractor is unable to satisfy such obligations.

Some of the properties which the combined company will own an interest following the Closing will be operated by other companies and involve third-party working interest owners. As a result, the combined company will have limited ability to influence or control the operation or future development of certain of these properties, including compliance with environmental, safety and other regulations, or the amount of capital expenditures that it will be required to fund with respect to such properties, subject to certain election rights of the combined company. Moreover, the combined company will be dependent on the other working interest owners of such projects to fund their contractual share of the capital expenditures of such projects. In addition, a third-party operator could also decide to shut-in or curtail production from wells, or plug and abandon marginal wells, on properties in which the combined company owns an interest during periods of lower crude oil or natural gas prices. Furthermore, the success and timing of development activities operated by the combined company’s partners will depend on a number of factors that will be largely outside of its control, including:

46

● the timing and amount of capital expenditures;

● the operator’s expertise and financial resources;

● the approval of other participants in drilling wells;

● the selection of technology; and

● the rate of production of reserves, if any.

This limited ability to exercise control over the operations and associated costs of some of the combined company’s drilling locations could prevent the realization of targeted returns on capital in development or acquisition activities. Further, the combined company may be liable for certain financial obligations of the operator of a well in which it owns a working interest to the extent such operator becomes insolvent and cannot satisfy such obligations. Similarly, the combined company may be liable for certain obligations of contractors to the extent such contractor becomes insolvent and cannot satisfy their obligations. The satisfaction of such obligations could have a material and adverse effect on the combined company’s financial condition.

Future commodity price declines may result in write-downs of combined company’s asset carrying values.

The combined company will follow the full cost method in accounting for our oil and natural gas properties. Under the full cost method, all costs associated with the acquisition, exploration and development of oil and natural gas properties are capitalized and accumulated in a country-wide cost center. This includes any internal costs that are directly related to development and exploration activities, but does not include any costs related to production, general corporate overhead or similar activities. Proceeds received from property disposals are credited against accumulated cost except when the sale represents a significant disposal of reserves, in which case a gain or loss is recognized. The sum of net capitalized costs and estimated future development and dismantlement costs for each cost center are amortized using the equivalent unit-of-production method, based on proved oil and natural gas reserves. The capitalized costs are amortized over the life of the reserves associated with the assets, with the depreciation, depletion and amortization (“DD&A”) recognized in the period that the reserves are produced. DD&A is calculated by dividing the period’s production volumes by the estimated volume of reserves associated with the investment and multiplying the calculated percentage by the sum of the capitalized investment and estimated future development costs associated with the investment. Changes in our reserve estimates will therefore result in changes in our DD&A per unit. Costs associated with production and general corporate activities are expensed in the period incurred.

A decline in oil or natural gas prices from current levels, or other factors, could cause an impairment write-down of capitalized costs and a non-cash charge against future earnings. For the year ended December 31, 2020, because of significant declines in crude prices, U.S. Energy recorded an impairment charge of $2.9 million to oil and natural gas properties. Once incurred, a write-down of oil and natural gas properties cannot be reversed at a later date, even if oil or natural gas prices increase.

The combined company’s business is subject to operational risks that will not be fully insured. If any of the operational risks materialize the combined company’s financial condition or results of operations could be materially and adversely affected.

The combined company’s business activities are subject to operational risks, including, but not limited to:

● damages to equipment caused by natural disasters such as earthquakes, and adverse weather conditions, including tornadoes, hurricanes and flooding;

47

● facility or equipment malfunctions;

● pipeline ruptures or spills;

● surface fluid spills, produced water contamination and salt water, surface or groundwater contamination resulting from petroleum constituents or hydraulic fracturing chemical additions;

● fires, blowouts, craterings and explosions; and

● uncontrollable flows of oil, natural gas or well fluids.

Any of these events could adversely affect the combined company’s ability to conduct operations or cause substantial losses, including personal injury or loss of life, damage to or destruction of property, natural resources and equipment, pollution or other environmental contamination, loss of wells, regulatory penalties, suspension or termination of operations, and attorney’s fees and other expenses incurred in the prosecution or defense of litigation.

As is customary in the industry, the combined company is expected to maintain insurance against some but not all of these risks. Additionally, the combined company may elect not to obtain insurance if it believes that the cost of available insurance is excessive relative to the perceived risks presented. Losses could therefore occur for uninsurable or uninsured risks or in amounts in excess of existing insurance coverage. The occurrence of an event that is not fully covered by insurance could have a material and adverse effect on the combined company’s business, financial condition and results of operations.

The combined company may be unable to compete effectively with larger companies, which may adversely affect its ability to generate sufficient revenues.

The oil and natural gas industry is intensely competitive, and the combined company will compete with other companies that have greater resources than it, particularly following recent consolidation within the industry. The combined company’s ability to acquire additional properties and to discover reserves in the future will be dependent upon its ability to evaluate and select suitable properties to consummate transactions in a highly competitive market. Many of the combined company’s larger competitors not only drill for and produce oil and natural gas, but they also engage in refining operations and market petroleum and other products on a regional, national or worldwide basis. The combined company’s competitors may be able to pay more for oil and natural gas properties, and evaluate, bid for and purchase a greater number of properties than the combined company’s financial or human resources permit. In addition, these companies may have a greater ability to continue drilling activities during periods of low oil and natural gas prices, to contract for drilling equipment, to secure trained personnel, and to absorb the burden of present and future federal, state, local and other laws and regulations. The oil and natural gas industry has periodically experienced shortages of drilling rigs, equipment, pipelines and personnel, which has delayed development drilling and other exploitation activities and has caused significant price increases. Competition has been strong in hiring experienced personnel, particularly in the engineering and technical, accounting and financial reporting, tax and land departments. In addition, competition is strong for attractive oil and natural gas properties, oil and natural gas companies, and drilling rights. The combined company’s inability to compete effectively with its competitors could have a material and adverse impact on its business activities, financial condition and results of operations.

Deficiencies of title to the combined company’s leased interests could materially and adversely affect its financial condition.

If an examination of the title history of a property (including, but not limited to those properties which are part of the Acquired Assets) reveals that an oil or natural gas lease or other developed rights has been purchased in error from a person who is not the owner of the mineral interest desired, the combined company’s interest would substantially decline in value. In such cases, the amount paid for such oil or natural gas lease or leases or other developed rights would be lost. It is management’s practice, in acquiring oil and natural gas leases or undivided interests in oil and natural gas leases or other developed rights, not to incur the expense of retaining lawyers to examine the title to the mineral interest to be acquired. Rather, U.S. Energy relies upon the judgment of oil and natural gas lease brokers or landmen who perform the fieldwork in examining records in the appropriate governmental or county clerk’s office before attempting to acquire a lease or other developed rights in a specific mineral interest.

48

Prior to drilling an oil or natural gas well, however, it is the normal practice in the oil and natural gas industry for the person or company acting as the operator of the well to obtain a preliminary title review of the spacing unit within which the proposed oil or natural gas well is to be drilled to ensure there are no obvious deficiencies in title to the leasehold. Frequently, as a result of such examinations, certain curative work must be done to correct deficiencies in the marketability of the title, such as obtaining affidavits of heirship or causing an estate to be administered. Such curative work entails expense, and it may happen, from time to time, that the operator may elect to proceed with a well despite defects to the title identified in the preliminary title opinion. The combined company’s failure to obtain perfect title to its leaseholds may adversely impact its ability in the future to increase production and reserves.

Certain of the combined company’s properties will be subject to land use restrictions, which could limit the manner in which it conducts its business.

Certain of the combined company’s properties will be subject to land use restrictions, including city ordinances, which could limit the manner in which it conducts its business. Such restrictions could affect, among other things, the combined company’s access to and the permissible uses of its properties as well as the manner in which the combined company produces oil and natural gas and may restrict or prohibit drilling in general. The costs the combined company incurs to comply with such restrictions may be significant and its development and production activities may be delayed, curtailed or precluded by such restrictions.

The combined company’s operations will be subject to catastrophic losses, operational hazards and unforeseen interruptions and other disruptive risks for which it may not be adequately insured.

The combined company’s operations will be subject to catastrophic losses, operational hazards, unforeseen interruptions and other disruptive risks such as natural disasters, adverse weather, accidents, maritime disasters (including those involving marine vessels/terminals), fires, explosions, hazardous materials releases, terror or cyberattacks, domestic vandalism, power failures, mechanical failures and other events beyond its control. These events could result in an injury, loss of life, property damage or destruction, as well as a curtailment or an interruption in the combined company’s operations and may affect its ability to meet marketing commitments.

The combined company’s hedging activities could result in financial losses or could reduce its net income.

The combined company may enter into derivative instrument contracts for a significant portion of its existing production. The combined company’s hedging contracts may result in substantial gains or losses. In addition, if the combined company enters into any hedging contracts and experiences a sustained material interruption in its production, the combined company might be forced to satisfy all or a portion of its hedging obligations without the benefit of the cash flows from its sale of the underlying physical commodity, resulting in a substantial diminution of its liquidity. The combined company’s ability to use hedging transactions to protect it from future oil and natural gas price declines will be dependent upon oil and natural gas prices at the time it enters into future hedging transactions and the combined company’s future levels of hedging and, as a result, its future net cash flows may be more sensitive to commodity price changes. In the future, the combined company may be unable to hedge anticipated production volumes on attractive terms or at all, which would subject it to further potential commodity price uncertainty and could adversely affect its net cash provided by operating activities, financial condition and results of operations.

The combined company’s price hedging strategy and future hedging transactions will be determined at its discretion. The prices at which the combined company hedges its production in the future will be dependent upon commodities prices at the time it enters into these transactions, which may be substantially higher or lower than current prices. Accordingly, the combined company’s price hedging strategy may not protect it from significant declines in prices received for its future production. Conversely, the combined company’s hedging strategy may limit its ability to realize cash flows from commodity price increases. It is also possible that a substantially larger percentage of the combined company’s future production will not be hedged as compared with the next few years, which would result in its oil and natural gas revenues becoming more sensitive to commodity price fluctuations.

49

The combined company’s hedging transactions could expose it to counterparty credit risk.

The combined company’s hedging transactions could expose it to risk of financial loss if a counterparty fails to perform under a derivative contract. This risk of counterparty non-performance is of particular concern given the historical disruptions that have occurred in the financial markets and the significant decline in oil and natural gas prices which could lead to sudden changes in a counterparty’s liquidity, and impair their ability to perform under the terms of the derivative contract. The combined company is unable to predict sudden changes in a counterparty’s creditworthiness or ability to perform. Even if the combined company does accurately predict sudden changes, its ability to negate the risk may be limited depending upon market conditions. Furthermore, the bankruptcy of one or more of the combined company’s hedge providers or some other similar proceeding or liquidity constraint, might make it unlikely that the combined company would be able to collect all or a significant portion of amounts owed to it by the distressed entity or entities.

During periods of falling commodity prices, the combined company’s hedge receivable positions increase, which increases its exposure. If the creditworthiness of the combined company’s counterparties deteriorates and results in their nonperformance, the combined company could incur a significant loss.

The combined company’s ability to pursue its business strategies may be adversely affected if it incurs costs and liabilities due to a failure to comply with environmental laws or regulations or a release of hazardous substances or other wastes into the environment.

The combined company may incur significant costs and liabilities as a result of environmental requirements applicable to the operation of its wells, gathering systems and other facilities and/or those which are part of the Acquired Assets. These costs and liabilities could arise under a wide range of federal, state and local environmental laws and regulations, including, for example, the following federal laws and their state counterparts, as amended from time to time:

● the federal Clean Air Act (the “CAA”), which restricts the emission of air pollutants from many sources, imposes various pre-construction, monitoring and reporting requirements and is relied upon by the U.S. Environmental Protection Agency (“EPA”) as authority for adopting climate change regulatory initiatives relating to greenhouse gas (GHG) emissions;

● the Clean Water Act, which regulates discharges of pollutants from facilities to state and federal waters and establish the extent to which waterways are subject to federal jurisdiction and rulemaking as protected waters of the United States;

● the Oil Pollution Act of 1990 (“OPA”), which imposes liabilities for removal costs and damages arising from an oil spill into waters of the United States;

● Safe Drinking Water Act (“SDWA”), which protects the quality of the nations’ public drinking water through adoption of drinking water standards and control over the subsurface injection of fluids into belowground formations;

● Resource Conservation and Recovery Act (“RCRA”), which imposes requirements for the generation, treatment, storage, transport disposal and cleanup of non-hazardous and hazardous wastes;

● the federal Comprehensive Environmental, Response, Compensation, and Liability Act (“CERCLA”), which imposes liability without regard for fault on generators, transporters and arrangers of hazardous substances at sites where hazardous substance releases have occurred or are threatening to occur, as well as on present and certain past owners and operators of sites were hazardous substance releases have occurred or are threatening to occur; and

● the Endangered Species Act (“ESA”), which restricts activities that may affect federally identified endangered and threatened species or their habitats through the implementation of operating limitations or restrictions or a temporary, seasonal or permanent ban on operations in affected areas.

50

These U.S. laws and their implementing regulations, as well as state counterparts, generally restrict the level of pollutants emitted to ambient air, discharges to surface water, and disposals or other releases to surface and below-ground soils and ground water. Failure to comply with these laws and regulations may result in the assessment of sanctions, including administrative, civil and criminal penalties, the imposition of investigatory, remedial and corrective actions obligations, the incurrence of capital expenditures, the occurrence of delays in the permitting, development or expansion of projects and the issuance of orders enjoining some or all of the combined company’s future operations in a particular area. Compliance with these more stringent standards and other environmental regulations could delay or prohibit the combined company’s ability to obtain permits for operations or require it to install additional pollution control equipment, the costs of which could be significant. Certain environmental laws and analogous state laws and regulations impose strict joint and several liability, without regard to fault or legality of conduct, for costs required to clean up and restore sites where hazardous substances or other wastes have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances, wastes or other materials into the environment. In addition, these laws and regulations may restrict the rate of oil or natural gas production. Historically, U.S. Energy’s environmental compliance costs have not had a material and adverse effect on its results of operations; however, there can be no assurance that such costs will not be material in the future or that such future compliance will not have a material and adverse effect on the combined company’s business and operating results.

Moreover, public interest in the protection of the environment has increased dramatically in recent years. The trend of more expansive and stringent environmental legislation and regulations applied to the oil and natural gas industry could continue, resulting in increased costs of doing business and consequently affecting profitability. To the extent laws are enacted or other governmental action is taken that restricts drilling or imposes more stringent and costly operating, waste handling, disposal and cleanup requirements, the combined company’s business, prospects, financial condition or results of operations could be materially and adversely affected. See “Information About the Acquired Assets—Regulations.”

The combined company’s operations are subject to a series of risks arising from climate change.

Climate change continues to attract considerable public and scientific attention. As a result, the combined company’s operations as well as the operations of its non-operated assets are subject to a series of regulatory, political, litigation, and financial risks associated with the production and processing of fossil fuels and emission of GHG.

Governmental, scientific, and public concern over the threat of climate change arising from GHG emissions has resulted in increasing political risks in the United States, including climate change related pledges made by the recently elected administration. There are also increasing financial risks for fossil fuel producers as stockholders currently invested in fossil-fuel energy companies may elect in the future to shift some or all of their investments into non-fossil fuel related sectors. Institutional lenders who provide financing to fossil-fuel energy companies also have become more attentive to sustainable lending practices and some of them may elect not to provide funding for fossil fuel energy companies. There is also a risk that financial institutions will be required to adopt policies that have the effect of reducing the funding provided to the fossil fuel sector. The adoption and implementation of new or more stringent international, federal or state legislation, regulations or other regulatory initiatives that impose more stringent standards for GHG emissions from oil and natural gas producers, such as the combined company or its operators, or otherwise restrict the areas in which the combined company may produce oil and natural gas or generate GHG emissions could result in increased costs of compliance or costs of consuming, and thereby reduce demand for or erode value for, the oil and natural gas that the combined company produces. Additionally, political, litigation, and financial risks may result in the combined company restricting or canceling oil and natural gas production activities, incurring liability for infrastructure damages as a result of climatic changes, or impairing the combined company’s ability to continue to operate in an economic manner. Moreover, there are increasing risks to operations resulting from the potential physical impacts of climate change, such as drought, wildfires, damage to infrastructure and resources from flooding, storms, and other natural disasters and other physical disruptions. One or more of these developments could have a material and adverse effect on the combined company’s business, financial condition and results of operation.

51

Federal, state and local legislative and regulatory initiatives relating to hydraulic fracturing as well as governmental reviews of such activities could result in increased costs and additional operating restrictions or delays in the completion of oil and natural gas wells and adversely affect the combined company’s production.

Hydraulic fracturing is an important and common practice that is used to stimulate production of oil, natural gas and NGLs from dense subsurface rock formations. The combined company and the operators of its properties regularly use hydraulic fracturing as part of its operations. Hydraulic fracturing involves the injection of water, sand or alternative proppant and chemicals under pressure into targeted geological formations to fracture the surrounding rock and stimulate production. The U.S. Congress from time to time has considered legislation to amend the SDWA to remove the exemption currently available to hydraulic fracturing, which would place additional regulatory burdens upon hydraulic fracturing operations including requirements to obtain a permit prior to commencing operations adhering to certain construction requirements, to establish financial assurance, and to require reporting and disclosure of the chemicals used in those operations. This legislation has not passed. New laws or regulations that impose new obligations on, or significantly restrict hydraulic fracturing, could make it more difficult or costly for the combined company to perform hydraulic fracturing activities and thereby affect its determination of whether a well is commercially viable and increase its cost of doing business. Such increased costs and any delays or curtailments in the combined company’s production activities could have a material and adverse effect on its business, prospects, financial condition, results of operations and liquidity.

Loss of the combined company’s and its operators’ information and computer systems could adversely affect the combined company’s business.

The combined company is expected to be heavily dependent on its information systems and computer based programs, including with respect to its well operations information, seismic data, electronic data processing and accounting data, and the availability and integrity of these programs and systems are essential for the combined company to conduct its business and operations. If any of such programs or systems were to be subject to a cyberattack, to fail or to create erroneous information in the combined company’s hardware or software network infrastructure, whether due to telecommunications failures, human error, natural disaster, fire, sabotage, hardware or software malfunction or defects, computer viruses, intentional acts of vandalism or terrorism or similar acts or occurrences, possible consequences include the combined company’s loss of communication links, inability to find, produce, process and sell oil and natural gas and inability to automatically process commercial transactions or engage in similar automated or computerized business activities. Any such consequence could have a material and adverse effect on the combined company’s business.

A terrorist attack or armed conflict could harm the combined company’s business.

Terrorist activities, anti-terrorist efforts and other armed conflicts involving the United States or other countries may adversely affect the United States and global economies and could prevent the combined company from meeting its financial and other obligations. If any of these events occur, the resulting political instability and societal disruption could reduce overall demand for oil and natural gas, potentially putting downward pressure on demand for the combined company’s services and causing a reduction in its revenues. Oil and natural gas related facilities could be direct targets of terrorist attacks, and the combined company’s operations could be adversely impacted if infrastructure integral to its customers’ operations is destroyed or damaged. Costs for insurance and other security may increase as a result of these threats, and some insurance coverage may become more difficult to obtain, if available at all.

52

The combined company’s business could be negatively affected by security threats, including cyber security threats, and other disruptions and is subject to complex and evolving laws and regulations regarding privacy and data protection.

The combined company faces various security threats, including cyber security threats to gain unauthorized access to sensitive information or to render data or systems unusable; threats to the security of its facilities and infrastructure or third-party facilities and infrastructure, such as processing plants and pipelines, and threats from terrorist or criminal actors. The potential for such security threats has subjected the combined company’s operations to increased risks that could have a material and adverse effect on its business. In particular, the combined company’s implementation of various procedures and controls to monitor and mitigate security threats and to increase security for its information, facilities and infrastructure may result in increased capital and operating costs. Moreover, there can be no assurance that such procedures and controls will be sufficient to prevent security breaches from occurring, particularly given the unpredictability of the timing, nature, and scope of information technology breaches, attacks, disruptions and other incidents. If any of these incidents were to occur, they could lead to losses of sensitive information, critical infrastructure or capabilities essential to the combined company’s operations and could have a material adverse effect on its reputation, financial position, results of operations or cash flows. Cyber security attacks in particular are becoming more sophisticated and include, but are not limited to, instillation of malicious software, attempts to gain unauthorized access to data and systems, and other electronic security breaches that could lead to disruptions in critical systems, unauthorized release of confidential or otherwise protected information and corruption of data. These events could damage the combined company’s reputation and lead to financial losses from remedial actions, loss of business or potential liability. While the combined company maintains insurance that covers certain security and privacy breaches, it may not carry appropriate insurance or maintain sufficient coverage to compensate for all potential liability, and such insurance may not continue to be available to it on reasonable terms, if at all.

From time to time, the combined company may be involved in legal proceedings that could result in substantial liabilities.

Similar to many oil and natural gas companies, the combined company is expected to be, from time to time, involved in various legal and other proceedings, such as title, royalty or contractual disputes, regulatory compliance matters and personal injury or property damage matters, in the ordinary course of its business. Such legal proceedings are inherently uncertain and their results cannot be predicted. Regardless of the outcome, such proceedings could have a material and adverse impact on the combined company because of legal costs, diversion of management and other personnel and other factors. In addition, resolution of one or more such proceedings could result in liability, loss of contractual or other rights, penalties or sanctions, as well as judgments, consent decrees or orders requiring a change in the combined company’s business practices. Accruals for such liability, penalties or sanctions may be insufficient, and judgments and estimates to determine accruals or range of losses related to legal and other proceedings could change from one period to the next, and such changes could be material.

Other Risk Factors of U.S. Energy

U.S. Energy’s business is, and will be, subject to the risks described above in connection with the Purchase. In addition, U.S. Energy’s business, operations, assets, properties and securities, are, and will continue to be following the Purchase, and the acquisition of the Acquired Assets, subject to the risks described in U.S. Energy’s Annual Reports on Form 10-K for the fiscal year ended December 31, 2020, as updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all of which are filed with the SEC and incorporated by reference into this proxy statement. See “Where You Can Find More Information; Incorporation of Information by Reference” for the location of information incorporated by reference into this proxy statement.

PROPOSAL NO. 1:
THE LUBBOCK PURCHASE PROPOSAL

As discussed elsewhere in this proxy statement, including under “The Purchase”, below, the holders of U.S. Energy’s common stock will consider and vote on the Lubbock Purchase Proposal. The holders of U.S. Energy’s common stock should read this proxy statement carefully in its entirety, including but not limited to the section titled “The Purchase”, below, including Annex A and Annex D (which are incorporated by reference herein), for more detailed information concerning the Lubbock Purchase Agreement and Lubbock Purchase. A copy of the Lubbock Purchase Agreement is attached to this proxy statement as Annex A, as amended by Annex D.

53

Stockholder Approval of the Lubbock Purchase Agreement

Pursuant to applicable Nasdaq Listing Rules, the issuance of the shares of common stock to Lubbock and the other Sellers in connection with the Lubbock Purchase Agreement and the other Purchase Agreements, require approval of our stockholders, and we are therefore asking our stockholders to approve the Lubbock Purchase Proposal by adopting the following resolution:

“WHEREAS, the Board of Directors of U.S. Energy has determined that it is expedient and in the best interests of U.S. Energy and its stockholders for U.S. Energy to complete the Lubbock Purchase on the terms and subject to the conditions set forth in that certain Purchase and Sale Agreement, dated October 4, 2021, between Lubbock, as seller, and the Company, as purchaser (as it has, and may be, amended from time to time and including all exhibits and schedules thereto, the “Lubbock Purchase Agreement”), pursuant to which the Company will acquire certain oil and gas interests and related assets from Lubbock (collectively, the “Lubbock Assets”).

RESOLVED, that (1) the purchase of the Lubbock Assets on the terms and subject to the conditions set forth in the Lubbock Purchase Agreement, and (2) the other terms and conditions of the Lubbock Purchase Agreement, including, but not limited to, as required by and in accordance with Nasdaq Listing Rules 5635(a) and 5635(b), the issuance of shares of common stock to Lubbock as set forth therein, which number of shares of common stock will exceed 19.99% of the Company’s outstanding common stock and voting stock as of the date of the parties’ entry into such Lubbock Purchase Agreement, and will further (separately and/or together with the issuance of shares to the other Sellers) represent a change of control of the Company, are each hereby approved, authorized and adopted in all respects.”

A vote in favor of the Lubbock Purchase Proposal will be deemed the approval of the Lubbock Purchase Agreement, each of the terms and conditions thereof, and all of the transactions contemplated therein and thereby.

Required Vote; Recommendation of the Board of Directors

Approval of the Lubbock Purchase Proposal requires that more votes are cast in favor of such Lubbock Purchase Proposal than are cast opposing such Lubbock Purchase Proposal, by the holders of shares of U.S. Energy’s voting stock present in person or by proxy and entitled to vote on the matter at the Special Meeting, provided that a quorum exists at such Special Meeting. For purposes of the vote on the Lubbock Purchase Proposal, an abstention, a broker non-vote or a failure to submit a proxy card or vote by mail, telephone, fax, over the Internet or in person at the Special Meeting will have no effect on the vote to approve the Lubbock Purchase Proposal, except to the extent that a failure to vote prevents the Company from obtaining a quorum for the Special Meeting. The Purchase is contingent upon each of the Purchase Agreement Proposals being approved by U.S. Energy’s stockholders at the Special Meeting (i.e., the Lubbock Purchase Proposal, Banner Purchase Proposal and Synergy Purchase Proposal), but is not contingent on approval of any of the other Proposals by U.S. Energy’s stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
VOTE “FOR” THE APPROVAL OF THE LUBBOCK PURCHASE PROPOSAL.

PROPOSAL NO. 2:
THE BANNER PURCHASE PROPOSAL

As discussed elsewhere in this proxy statement, including under “The Purchase”, below, the holders of U.S. Energy’s common stock will consider and vote on the Banner Purchase Proposal. The holders of U.S. Energy’s common stock should read this proxy statement carefully in its entirety, including but not limited to the section titled “The Purchase”, below, including Annex B and Annex D (which are incorporated by reference herein), for more detailed information concerning the Banner Purchase Agreement and Banner Purchase. A copy of the Banner Purchase Agreement is attached to this proxy statement as Annex B, as amended by Annex D.

54

Stockholder Approval of the Banner Purchase Agreement

Pursuant to applicable Nasdaq Listing Rules, the issuance of the shares of common stock to Banner and the other Sellers in connection with the Banner Purchase Agreement and the other Purchase Agreements, require approval of our stockholders, and we are therefore asking our stockholders to approve the Banner Purchase Proposal by adopting the following resolution:

“WHEREAS, the Board of Directors of U.S. Energy has determined that it is expedient and in the best interests of U.S. Energy and its stockholders for U.S. Energy to complete the Banner Purchase on the terms and subject to the conditions set forth in that certain Purchase and Sale Agreement, dated October 4, 2021, between Banner Oil & Gas, LLC, Woodford Petroleum, LLC and Llano Energy LLC, as sellers, and the Company, as purchaser (as it has been, or may be, amended from time to time and including all exhibits and schedules thereto, the “Banner Purchase Agreement”), pursuant to which the Company will acquire certain oil and gas interests and related assets from Banner (collectively, the “Banner Assets”).

RESOLVED, that (1) the purchase of the Banner Assets on the terms and subject to the conditions set forth in the Banner Purchase Agreement, and (2) the other terms and conditions of the Banner Purchase Agreement, including but not limited to, as required by and in accordance with Nasdaq Listing Rules 5635(a) and 5635(b), the issuance of shares of common stock to Banner as set forth therein, which number of shares of common stock will exceed 19.99% of the Company’s outstanding common stock and voting stock as of the date of the parties’ entry into such Banner Purchase Agreement, and will further (separately and/or together with the issuance of shares to the other Sellers) represent a change of control of the Company, are each hereby approved, authorized and adopted in all respects.”

A vote in favor of the Banner Purchase Proposal will be deemed the approval of the Banner Purchase Agreement, each of the terms and conditions thereof, and all of the transactions contemplated therein and thereby.

Required Vote; Recommendation of the Board of Directors

Approval of the Banner Purchase Proposal requires that more votes are cast in favor of such Banner Purchase Proposal than are cast opposing such Banner Purchase Proposal, by the holders of shares of U.S. Energy’s voting stock present in person or by proxy and entitled to vote on the matter at the Special Meeting, provided that a quorum exists at such Special Meeting. For purposes of the vote on the Banner Purchase Proposal, an abstention, a broker non-vote or a failure to submit a proxy card or vote by mail, telephone, fax, over the Internet or in person at the Special Meeting will have no effect on the vote to approve the Banner Purchase Proposal, except to the extent that a failure to vote prevents the Company from obtaining a quorum for the Special Meeting. The Purchase is contingent upon each of the Purchase Agreement Proposals being approved by U.S. Energy’s stockholders at the Special Meeting (i.e., the Lubbock Purchase Proposal, Banner Purchase Proposal and Synergy Purchase Proposal), but is not contingent on approval of any of the other Proposals by U.S. Energy’s stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
VOTE “FOR” THE APPROVAL OF THE BANNER PURCHASE PROPOSAL.

PROPOSAL NO. 3:
THE SYNERGY PURCHASE PROPOSAL

As discussed elsewhere in this proxy statement, including under “The Purchase”, below, the holders of U.S. Energy’s common stock will consider and vote on the Synergy Purchase Proposal. The holders of U.S. Energy’s common stock should read this proxy statement carefully in its entirety, including but not limited to the section titled “The Purchase”, below, including Annex C and Annex D (which are incorporated by reference herein), for more detailed information concerning the Synergy Purchase Agreement and Synergy Purchase. A copy of the Synergy Purchase Agreement is attached to this proxy statement as Annex C, as amended by Annex D.

55

Stockholder Approval of the Synergy Purchase Agreement

Pursuant to applicable Nasdaq Listing Rules, the issuance of the shares of common stock to Synergy and the other Sellers in connection with the Synergy Purchase Agreement and the other Purchase Agreements, require approval of our stockholders, and we are therefore asking our stockholders to approve the Synergy Purchase Proposal by adopting the following resolution:

“WHEREAS, the Board of Directors of U.S. Energy has determined that it is expedient and in the best interests of U.S. Energy and its stockholders for U.S. Energy to complete the Synergy Purchase on the terms and subject to the conditions set forth in that certain Purchase and Sale Agreement, dated October 4, 2021, between Synergy, as seller, and the Company, as purchaser (as it has been, or may be, amended from time to time and including all exhibits and schedules thereto, the “Synergy Purchase Agreement”), pursuant to which the Company will acquire certain oil and gas interests and related assets from Synergy (collectively, the “Synergy Assets”).

RESOLVED, that (1) the purchase of the Synergy Assets on the terms and subject to the conditions set forth in the Synergy Purchase Agreement, and (2) the other terms and conditions of the Synergy Purchase Agreement, including, but not limited to, as required by and in accordance with Nasdaq Listing Rules 5635(a) and 5635(b), the issuance of shares of common stock to Banner as set forth therein, which number of shares of common stock will exceed 19.99% of the Company’s outstanding common stock and voting stock as of the date of the parties’ entry into such Synergy Purchase Agreement, and will further (separately and/or together with the issuance of shares to the other Sellers) represent a change of control of the Company, are each hereby approved, authorized and adopted in all respects.”

A vote in favor of the Synergy Purchase Proposal will be deemed the approval of the Synergy Purchase Agreement, each the terms and conditions thereof, and all of the transactions contemplated therein and thereby.

Required Vote; Recommendation of the Board of Directors

Approval of the Synergy Purchase Proposal requires that more votes are cast in favor of such Synergy Purchase Proposal than are cast opposing such Synergy Purchase Proposal, by the holders of shares of U.S. Energy’s voting stock present in person or by proxy and entitled to vote on the matter at the Special Meeting, provided that a quorum exists at such Special Meeting. For purposes of the vote on the Synergy Purchase Proposal, an abstention, a broker non-vote or a failure to submit a proxy card or vote by mail, telephone, fax, over the Internet or in person at the Special Meeting will have no effect on the vote to approve the Synergy Purchase Proposal, except to the extent that a failure to vote prevents the Company from obtaining a quorum for the Special Meeting. The Purchase is contingent upon each of the Purchase Agreement Proposals being approved by U.S. Energy’s stockholders at the Special Meeting (i.e., the Lubbock Purchase Proposal, Banner Purchase Proposal and Synergy Purchase Proposal), but is not contingent on approval of any of the other Proposals by U.S. Energy’s stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
VOTE “FOR” THE APPROVAL OF THE SYNERGY PURCHASE PROPOSAL.

PROPOSAL NO. 4:
THE COMPENSATION PROPOSAL

Pursuant to this proxy statement we are providing our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to certain of U.S. Energy’s named executive officers prior to or following the Purchase (commonly referred to as a “golden parachute vote”). In connection therewith, we are asking our stockholders to vote on the adoption of the following resolution:

56

“RESOLVED, that the compensation that may be paid or become payable to U.S. Energy’s named executive officers as a result of the agreements and understandings pursuant to which such compensation may be paid or become payable, as disclosed in the table titled “Golden Parachute Compensation” in the section titled “The Purchase—Interests of Certain Persons in the Purchase”, including the associated narrative discussion and footnotes, in U.S. Energy’s proxy statement, dated [●], 2021, is hereby APPROVED.”

Stockholders should note that this non-binding proposal regarding certain executive compensation arrangements is merely an advisory vote which will not be binding on U.S. Energy, the Board of Directors or the Sellers. Further, the underlying plans and arrangements are contractual in nature and not, by their terms, subject to stockholder approval. Accordingly, regardless of the outcome of the advisory vote, if the Purchase is completed and other conditions are satisfied, certain of our named executive officers will be eligible to receive the various payments in accordance with the terms or conditions applicable to those payments.

Required Vote; Recommendation of the Board of Directors

Approval of the Compensation Proposal requires that more votes are cast in favor of such Compensation Proposal than are cast opposing such Compensation Proposal, by the holders of holders of shares of U.S. Energy’s voting stock present in person or by proxy and entitled to vote on the matter at the Special Meeting, provided that a quorum exists at such Special Meeting. For purposes of the vote on the Compensation Proposal, an abstention, a broker non-vote or a failure to submit a proxy card or vote by mail, telephone, fax, over the Internet or in person at the Special Meeting will have no effect on the vote to approve the Compensation Proposal, except to the extent that a failure to vote prevents the Company from obtaining a quorum for the Special Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
VOTE “FOR” THE COMPENSATION PROPOSAL.

PROPOSAL NO. 5:
THE ADJOURNMENT PROPOSAL

If the number of shares of common stock (which each vote one voting share on all stockholder matters) present in person or represented by proxy at the Special Meeting and voting in favor of the proposal to approve the Purchase Proposals is insufficient to approve the Purchase Proposals at the time of the Special Meeting, we intend to move to adjourn the Special Meeting, if necessary or appropriate (as determined in good faith by our Board of Directors) to a later time or date, from time to time, in order to enable the Board of Directors to solicit additional proxies in respect of the Purchase Proposals.

In the Adjournment Proposal, we are asking you to authorize the holder of any proxy solicited by the Board of Directors to vote in favor of granting discretionary authority to the proxy holders, and each of them individually, to adjourn the Special Meeting to another time and place for the purpose of soliciting additional proxies. If our stockholders approve the Adjournment Proposal, we could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously voted.

Required Vote; Recommendation of the Board of Directors

Approval of the Adjournment Proposal requires that more votes are cast in favor of such Adjournment Proposal than are cast opposing such Adjournment Proposal, by the holders of holders of shares of U.S. Energy’s voting stock present in person or by proxy and entitled to vote on the matter at the Special Meeting, provided that a quorum exists at such Special Meeting. For purposes of the vote on the Adjournment Proposal, an abstention, a broker non-vote or a failure to submit a proxy card or vote by mail, telephone, fax, over the Internet or in person at the Special Meeting will have no effect on the vote to approve the Adjournment Proposal, except to the extent that a failure to vote prevents the Company from obtaining a quorum for the Special Meeting.

57

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
VOTE “FOR” THE ADJOURNMENT PROPOSAL.

INFORMATION ABOUT THE ACQUIRED ASSETS

Unless otherwise indicated, the information presented in this section is based on the historical operations and financial statements of the Acquired Assets. Such information does not give effect to the Purchase.

Information about Lubbock Acquired Assets

General

As of December 31, 2020, Lubbock’s estimated proved reserves totaled 1.9 thousand barrels of crude oil equivalent (Mboe). For the year ended December 31, 2020, Lubbock had oil and natural gas revenues of approximately $1.8 million and a net loss of approximately $2.7 million. For the six months ended June 30, 2021, Lubbock had oil and natural gas revenues of approximately $3.9 million and a net income of approximately $1.3 million.

Properties

The following sets forth a summary of Lubbock’s assets and operations as of December 31, 2020, 2019, and 2018:

Proved Reserves

	As of December 31,
	2020 (1)			2019 (1)			2018 (1)
	Oil	Natural Gas	Total	Oil	Natural Gas	Total	Oil	Natural Gas	Total
	(Bbl)	(Mcf)	(BOE)	(Bbl)	(Mcf)	(BOE)	(Bbl)	(Mcf)	(BOE)

Proved developed	1,011,363	604,863	1,112,174	176,976	175,454	206,218	217,625	191,489	249,540
Proved non- producing	-	-	-	-	-	-	-	-	-
Proved undeveloped	747,765	511,411	833,000	251,881	1,078,816	431,684	223,025	958,128	382,713

Total proved reserves	1,759,128	1,116,274	1,945,174	428,857	1,254,270	637,902	440,649	1,149,617	632,253

(1)	Lubbock’s reserve estimates as of December 31, 2020, 2019, and 2018 are based on reserve reports prepared by Don Jacks, PE. Mr. Jacks has been a licensed independent petroleum engineer in the State of Texas since 1992. The reserve estimates provided by Mr. Jacks was based upon their review of the production histories and other geological, economic, ownership and engineering data, as provided by us or as obtained from the operators of our properties.

Proved undeveloped reserves (PUDs)

At December 31, 2020, Lubbock’s proved undeveloped reserves totaled 0.8 Mboe which were primarily a result of successful drilling results of offset operators and historical well results.

58

Oil and Natural Gas Production, Production Prices, and Production Costs.

The following table sets forth certain information regarding Lubbock’s net production volumes, average sales prices realized and certain expenses associated with sales of oil and natural gas for the years ended December 31, 2020, 2019 and 2018.

	2020	2019		2018	*
Production Volume
Oil (Bbls)	37,629	39,980		-
Natural gas (Mcfe)	54,405	54,502		-
BOE	46,697	49,064		-

Daily Average Production Volume
Oil (Bbls per day)	103	110		-
Natural gas (Mcfe per day)	149	149		-
BOE per day	128	134		-

Net prices realized
Oil per Bbl	$45.21	$59.74	$
Natural gas per Mcfe	1.02	2.46
Oil and natural gas per BOE	37.62	51.41

Operating Expenses per BOE
Lease operating expenses and production taxes	$25.57	$29.20	$
Depletion, depreciation and amortization	7.91	19.97

* Assets were acquired in January 2019 and during 2020.

Drilling and Other Exploratory and Development Activities

Lubbock did not conduct any development and exploratory activity during the periods ended December 31, 2020, 2019 and 2018.

Oil and Natural Gas Properties and Wells

The following table summarizes information about Lubbock’s gross and net productive wells as of December 31, 2020.

	Gross Producing Wells			Net Producing Wells			Average Working Interest
	Oil	Gas	Total	Oil	Gas	Total	Oil	Gas	Total

Texas	333	-	333	326.3	-	222.5	68.2%	-%	68.2%

Total	333	-	333	326.3	-	222.5	68.2%	-%	68.2%

Wells are classified as oil or natural gas wells according to the predominant production stream.

Acreage

The following table summarizes Lubbock’s estimated developed and undeveloped leasehold acreage as of December 31, 2020.

	Developed		Undeveloped		Total
	Gross	Net	Gross	Net	Gross	Net

Total (Texas)	13,913	8,932	-	-	13,913	8,932

The Lubbock assets have no acreage expirations or future drilling obligations in order to maintain its acreage.

59

Information about Banner Acquired Assets

General

As previously discussed, “Banner” means collectively, Banner Oil, Llano and Woodford. The below information about Banner reflects the assets acquired from the collective entities.

As of December 31, 2020, Banner’s estimated proved reserves totaled 6.0 Mboe. For the year ended December 31, 2020, Banner had oil and natural gas revenues of approximately $5.7 million and a net loss of approximately $18.7 million. For the six months ended June 30, 2021, Banner had oil and natural gas revenues of approximately $6.2 million and a net loss of approximately $4.8 million.

Properties

The following sets forth a summary of Banner’s assets and operations as of December 31, 2020, 2019, 2018:

Proved Reserves

	As of December 31,
	2020 (1)			2019 (1)			2018 (1)
	Oil	Natural Gas	Total	Oil	Natural Gas	Total	Oil	Natural Gas	Total
	(Bbl)	(Mcf)	(BOE)	(Bbl)	(Mcf)	(BOE)	(Bbl)	(Mcf)	(BOE)

Proved developed	1,083,787	2,816,327	1,553,175	2,662,776	698,960	2,779,269	1,954,326	592,117	2,053,012
Proved non producing	1,306,773	1,195,828	1,506,078	-	-	-	1,394,666	-	1,394,666
Proved undeveloped	3,398,562	39,360	3,405,122	7,402,729	40,220	7,409,432	8,013,789	30,460	8,018,866

Total proved reserves	5,789,122	4,051,515	6,464,375	10,065,505	739,180	10,188,702	11,362,781	622,577	11,466,544

(1) The Banner oil assets being acquired that contribute to Banner’s reserve estimates as of December 31, 2020, 2019, and 2018 are based on reserve reports prepared by LaRoche Petroleum Consultants, Ltd (“LaRoche”). Laroche is a group of licensed independent petroleum engineers in the State of Texas. The reserve estimates provided by Laroche was based upon their review of the production histories and other geological, economic, ownership and engineering data, as provided by us or as obtained from the operators of our properties. A copy of Laroche’s report is filed as an exhibit to this proxy. The Llano assets being acquired that contribute to Banner’s reserve estimates as of December 31, 2020, 2019, and 2018 are based on reserve reports prepared by Cawley, Gillespie & Associates, Inc (“Cawley”). Cawley is a group of licensed independent petroleum engineers in the State of Texas. The reserve estimates provided by Cawley was based upon their review of the production histories and other geological, economic, ownership and engineering data, as provided by us or as obtained from the operators of our properties. The Woodford assets being acquired that contribute to Banner’s reserve estimates as of December 31, 2020, 2019, and 2018 are based on an internally generated reserve report as of December 31, 2020, and reserve reports prepared by Watts & Associates, Inc (“Watts”) as of December 31, 2019 and 2018. Watts is a group of licensed independent petroleum engineers in the State of Texas. The reserve estimates provided by Watts was based upon their review of the production histories and other geological, economic, ownership and engineering data, as provided by us or as obtained from the operators of our properties.

60

Proved undeveloped reserves (PUDs)

At December 31, 2020, Banner’s proved undeveloped reserves totaled 3.4 Mboe, which were a result of successful drilling results of offset operators.

Oil and Natural Gas Production, Production Prices, and Production Costs.

The following table sets forth certain information regarding Banner’s net production volumes, average sales prices realized and certain expenses associated with sales of oil and natural gas for the years ended December 31, 2020, 2019 and 2018.

	2020	2019	2018
Production Volume
Oil (Bbls)	145,990	182,335	181,245
Natural gas (Mcfe)	208,190	46,130	57,137
BOE	180,688	190,023	190,768

Daily Average Production Volume
Oil (Bbls per day)	400	499	496
Natural gas (Mcfe per day)	570	126	157
BOE per day	495	521	523

Net prices realized
Oil per Bbl	$35.54	$51.94	$61.30
Natural gas per Mcfe	2.35	2.32	3.29
Oil and natural gas per BOE	31.43	50.40	59.23

Operating Expenses per BOE
Lease operating expenses and production taxes	$25.07	$42.89	$38.16
Depletion, depreciation and amortization	24.73	27.36	23.10

Drilling and Other Exploratory and Development Activities

The following table sets forth information with respect to development and exploratory activity on wells in which Banner owned an interest during the periods ended December 31, 2020, 2019 and 2018.

61

	2020		2019		2018
	Gross	Net	Gross	Net	Gross	Net

Development wells:
Productive	-	-	2.0	1.2	-	-
Non-productive	-	-	-	-	-	-

Sub-total	-	-	2.0	1.2	-	-

Exploratory wells:
Productive	-	-	3.0	2.0	6.0	3.1
Non-productive	-	-	1.0	1.0	3.0	3.0

Sub-total	-	-	4.0	0.3	9	6.1

Total	-	-	6.0	4.2	9.0	6.1

The information above should not be considered indicative of future drilling performance, nor should it be assumed that there is any correlation between the number of productive wells drilled and the amount of oil and natural gas that may ultimately be recovered.

Oil and Natural Gas Properties and Wells

The following table summarizes information about Banner’s gross and net productive wells as of December 31, 2020.

	Gross Producing Wells			Net Producing Wells			Average Working Interest
	Oil	Gas	Total	Oil	Gas	Total	Oil	Gas	Total

Texas	304	4	308	248.7	3.8	252.4	81.8%	95.0%	82.0%
Oklahoma	93	-	93	81.4	-	81.4	87.5%	-%	87.5%
Kansas	33	-	33	30.5	-	30.5	92.5%	-%	92.5%
Other	15	-	15	6.0	-	6.0	40.0%	-%	40.0%

Total	445	4	449	30.7	3.8	30.7	82.3%	95.0%	82.5%

Wells are classified as oil or natural gas wells according to the predominant production stream.

Acreage

The following table summarizes the Banner’s estimated developed and undeveloped leasehold acreage as of December 31, 2020.

	Developed		Undeveloped		Total
	Gross	Net	Gross	Net	Gross	Net

Texas	26,718	16,741	-	-	26,718	16,741
Oklahoma	7,634	2,460	-	-	7,634	2,460
Kansas	2,672	1,493	-	-	2,672	1,493
Other	1,145	640	-	-	1,145	640
Total	38,168	21,334	-	-	38,168	21,334

62

Undeveloped acreage expirations

Banner has no acreage expirations and no future drilling obligations in order to maintain its acreage.

Information about Synergy Acquired Assets

General

As of December 31, 2020, Synergy’s estimated proved reserves totaled 2.3 MBoe. For the year ended December 31, 2020, Synergy had oil and natural gas revenues of approximately $4.6 million and net loss of approximately $2.4 million. For the six months ended June 30, 2021, Synergy had oil and natural gas revenues of approximately $3.7 million and net income of approximately $0.2 million.

Properties

The following sets forth Synergy’s assets and operations as of December 31, 2020, 2019, and 2018:

Proved Reserves

As of December 31,
	2020 (1)			2019 (1)			2018 (1)
	Oil	Natural Gas	Total	Oil	Natural Gas	Total	Oil	Natural Gas	Total
	(Bbl)	(Mcf)	(BOE)	(Bbl)	(Mcf)	(BOE)	(Bbl)	(Mcf)	(BOE)

Proved developed producing	2,224,436	230,671	2,262,881	2,515,921	416,021	2,585,258	2,713,915	520,576	2,800,678
Proved non-producing	-	-	-	-	-	-	-	-	-
Proved undeveloped	-	-	-	-	-	-	-	-	-

Total proved reserves	2,224,436	230,671	2,262,881	2,515,921	416,021	2,585,258	2,713,915	520,576	2,800,678

(1)	Synergy’s reserve estimates as of December 31, 2020, 2019, and 2018 are based on reserve reports prepared by Don Jacks, PE. Mr. Jacks has been a licensed independent petroleum engineer in the State of Texas since 1992. The reserve estimates provided by Mr. Jacks was based upon their review of the production histories and other geological, economic, ownership and engineering data, as provided by us or as obtained from the operators of our properties.

Proved undeveloped reserves (PUDs)

At December 31, 2020, Synergy did not book any proved undeveloped reserves.

Oil and Natural Gas Production, Production Prices, and Production Costs.

The following table sets forth certain information regarding Synergy’s net production volumes, average sales prices realized and certain expenses associated with sales of oil and natural gas for the years ended December 31, 2020, 2019 and 2018.

63

	2020	2019	2018
Production Volume
Oil (Bbls)	140,296	157,270	161,936
Natural gas (Mcfe)	43,443	56,130	71,570
BOE	147,537	166,625	173,864

Daily Average Production Volume
Oil (Bbls per day)	384	431	444
Natural gas (Mcfe per day)	119	154	196
BOE per day	404	456	476

Net prices realized
Oil per Bbl	$29.83	$47.57	$50.51
Natural gas per Mcfe	2.10	2.44	3.60
Oil and natural gas per BOE	32.02	45.72	48.53

Operating Expenses per BOE
Lease operating expenses and production taxes	$22.92	$29.01	$25.45
Depletion, depreciation and amortization	6.77	9.20	9.77

Drilling and Other Exploratory and Development Activities

The following table sets forth information with respect to development and exploratory activity on wells in which Synergy owned an interest during the periods ended December 31, 2020, 2019 and 2018. Synergy did not have conduct any development and exploratory activity during these periods.

	2020		2019		2018
	Gross	Net	Gross	Net	Gross	Net

Development wells:
Productive	-	-	-	-	-	-
Non-productive	-	-	-	-	-	-

Sub-total	-	-	-	-	-	-

Exploratory wells:
Productive	-	-	-	-	-	-
Non-productive	-	-	-	-	-	-

Sub-total	-	-	-	-	-	-

Total	-	-	-	-	-	-

The information above should not be considered indicative of future drilling performance, nor should it be assumed that there is any correlation between the number of productive wells drilled and the amount of oil and natural gas that may ultimately be recovered.

64

Oil and Natural Gas Properties and Wells

The following table summarizes information about Synergy asset’s gross and net productive wells as of December 31, 2020.

	Gross Producing Wells			Net Producing Wells			Average Working Interest
	Oil	Gas	Total	Oil	Gas	Total	Oil	Gas	Total

Montana	976	-	976	976	-	976	100.0%	-%	100.0%
Wyoming	42	-	42	40.3	-	40.3	96.5%	-%	96.5%
Total	1,018	-	1,018	1,016.3	-	1,016.3	99.8%	-%	99.8%

Acreage

The following table summarizes the Synergy asset’s estimated developed and undeveloped leasehold acreage as of December 31, 2020.

	Developed		Undeveloped		Total
	Gross	Net	Gross	Net	Gross	Net

Montana	139,085	114,089	-	-	139,085	114,089
Wyoming	15,454	12,677	-	-	15,454	12,677
Total	154,539	126,765	-	-	154,539	126,765

Synergy has no acreage expirations and no future drilling obligations in order to maintain its acreage.

Marketing, Major Customers and Delivery Commitments

All of Lubbock’s, Banner’s and Synergy’s production is marketed by industry partners for Lubbock’s, Banner’s and Synergy’s benefit, respectively, and is sold to competing buyers, including large oil refining companies and independent marketers. Substantially all of Lubbock’s, Banner’s and Synergy’s production is sold pursuant to agreements with pricing based on prevailing commodity prices, subject to adjustment for regional differentials and similar factors. Lubbock, Banner and Synergy had no material delivery commitments as of December 31, 2020.

Competition

The oil and natural gas business is highly competitive in the search for and acquisition of additional reserves and in the sale of oil and natural gas. Lubbock’s, Banner’s and Synergy’s competitors principally consist of major and intermediate-sized integrated oil and natural gas companies, independent oil and natural gas companies and individual producers and operators. Specifically, Lubbock, Banner and Synergy compete for property acquisitions and their partners compete for the equipment and labor required to operate and develop their properties.

Seasonality of business

Generally, demand for oil, natural gas and NGL decreases during the spring and fall months and increases during the summer and winter months. However, certain natural gas and NGL markets utilize storage facilities and purchase some of their anticipated winter requirements during the summer, which can lessen seasonal demand fluctuations. In addition, seasonal anomalies such as mild winters or mild summers can have a significant impact on prices. These seasonal anomalies can pose challenges for meeting drilling objectives and can increase competition for equipment, supplies and personnel during the spring and summer months, which could lead to shortages, increased costs or delay operations.

65

Regulations

The oil, natural gas and NGL exploration, development, production and related operations and activities associated with our current oil and gas operations, as described in greater detail in our Annual Report on Form 10-K for the year ended December 31, 2020 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, each as filed with the SEC, which is incorporated by reference herein (see “Where You Can Find More Information; Incorporation of Information by Reference”, below)(the “Current Operations”) and the Acquired Assets are subject to extensive federal, state and local laws, rules and regulations. Failure to comply with such rules and regulations can result in administrative, civil or criminal penalties, compulsory remediation and imposition of natural resource damages or other liabilities. Because such rules and regulations are frequently amended or reinterpreted, we are unable to predict the future cost or impact of complying with such requirements. Although the regulatory burden on the oil and natural gas industry increases our cost of doing business and, consequently, affects our profitability, we believe these obligations generally do not impact us differently or to any greater or lesser extent than they affect other operators in the oil and natural gas industry with similar operations and types, quantities and locations of production, and similarly will not have a significantly greater effect on us following the Closing (other than as a result of the newly acquired properties, some of which are located in jurisdictions in which do not currently have operations), than they do currently.

The below description applies (except as otherwise stated) to both our Current Operations and our operations following the Closing:

Regulation of production

In many states oil and natural gas companies are generally required to obtain permits for drilling operations, provide drilling bonds, file reports concerning operations and meet other requirements related to the exploration, development and production of oil, natural gas and NGL. Such states also have statutes and regulations addressing conservation matters, including provisions for unitization or pooling of oil and natural gas interests, rights and properties, the surface use and restoration of properties upon which wells are drilled and disposal of water produced or used in the drilling and completion process. These regulations include the establishment of maximum rates of production from oil and natural gas wells, rules as to the spacing, plugging and abandoning of such wells, restrictions on venting or flaring oil and natural gas and requirements regarding the ratability of production, as well as rules governing the surface use and restoration of properties upon which wells are drilled.

These laws and regulations may limit the amount of oil and natural gas and NGL that can be produced from wells included in the Acquired Assets and may limit the number of wells, the locations in which wells can be drilled, or the method of drilling wells. Additionally, the procedures that must be followed under these laws and regulations may result in delays in obtaining permits and approvals necessary for our future operations and therefore the expected timing of drilling, completion and production may be negatively impacted. These regulations will apply to us following the Closing, as the operator of the leaseholds included in certain of the Acquired Assets. The failure to comply with these rules and regulations can result in substantial penalties.

Environmental Matters

Our operations and properties (including the Acquired Assets, following the Closing) are subject to extensive and changing federal, state and local laws and regulations relating to environmental protection, including the generation, storage, handling, emission, transportation and discharge of materials into the environment, and relating to safety and health. The recent trend in environmental legislation and regulation generally is toward stricter standards, and this trend will likely continue. These laws and regulations may:

●	Require the acquisition of a permit or other authorization before construction or drilling commences and for certain other activities;
●	Limit or prohibit construction, drilling and other activities on certain lands lying within wilderness and other protected areas; and
●	Impose substantial liabilities for pollution resulting from operations.

66

The permits required for our operations may be subject to revocation, modification and renewal by issuing authorities. Governmental authorities have the power to enforce their regulations, and violations are subject to fines or injunctions, or both. In the opinion of management, we are in substantial compliance with current applicable environmental laws and regulations and have no material commitments for capital expenditures to comply with existing environmental requirements. Furthermore, to the best of our knowledge, the Acquired Assets are in substantial compliance with current applicable environmental laws and regulations and have no material commitments for capital expenditures to comply with existing environmental requirements. Nevertheless, changes in existing environmental laws and regulations or in interpretations thereof could have a significant impact on our company, as well as the oil and natural gas industry in general.

Comprehensive Environmental, Response, Compensation, and Liability Act (“CERCLA”).

CERCLA and comparable state statutes impose strict, joint and several liabilities on owners and operators of sites and on persons who disposed of or arranged for the disposal of “hazardous substances” found at such sites. These persons include the owner or operator of the site where the release occurred, persons who disposed or arranged for the disposal of hazardous substances at the site, and any person who accepted hazardous substances for transportation to the site. CERCLA authorizes the Environmental Protection Agency (“EPA”), state environmental agencies, and in some cases third parties, to take actions in response to threats to the public health or the environment and to seek to recover from the responsible classes of persons the costs they incur. It is not uncommon for the neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the hazardous substances released into the environment. Although CERCLA currently excludes petroleum from its definition of “hazardous substance,” state laws affecting our operations may impose clean-up liability relating to petroleum and petroleum related products.

Resource Conservation and Recovery Act (“RCRA”).

RCRA is the principal federal statute governing the treatment, storage and disposal of hazardous and non-hazardous solid wastes. Analogous state laws also impose requirements associated with the management of such wastes. In the course of our operations, we and others generate petroleum hydrocarbon wastes, produced water and ordinary industrial wastes. RCRA currently exempts drilling fluids, produced waters, and other wastes associated with the exploration development, or production of crude oil, natural gas, or geothermal resources from regulation as hazardous wastes, allowing us to manage these wastes under RCRA’s less stringent non-hazardous waste requirements. A similar exemption is contained in many of the state counterparts to RCRA.

Previously, following the filing of a lawsuit by several non-governmental environmental groups against the EPA for the agency’s failure to timely assess its non-hazardous waste (RCRA Subtitle D) criteria regulation for oil and natural gas wastes, the EPA and the environmental groups entered into an agreement that was finalized in a consent decree issued by the U.S. District Court for the District of Columbia in December 2016. Under the decree, the EPA was required to propose no later than March 15, 2019 a rulemaking for revision of certain Subtitle D criteria regulations pertaining to oil and natural gas wastes or sign a determination that revision of the regulations is not necessary. The EPA missed the March 15, 2019 deadline, but in April 2019, the EPA determined that revisions to the federal regulations for the management of wastes associated with the exploration, development and production of crude oil, natural gas and geothermal energy under Subtitle D of RCRA were not necessary. This determination fulfilled EPA’s obligations under the referenced 2016 Consent Decree.

The imposition of new federal requirements under RCRA Subtitle D can result in an increase of our operating expenses. Moreover, repeal or modifications of the exemption for certain oil and natural gas exploration and production wastes to be classified and regulated as non-hazardous by administrative, legislative or judicial process, or through changes in applicable state statutes, would increase the volume of hazardous waste we are required to manage and dispose and would cause us, as well as our competitors, to incur significantly increased operating expenses.

Federal, state and local laws may also require us to remove or remediate wastes or hazardous substances that have been previously disposed or released into the environment. This can include removing or remediating wastes or hazardous substances disposed or released by us (or prior owners or operators, including the Sellers as relates to the Acquired Assets) in accordance with then current laws, suspending or ceasing operations at contaminated areas, or performing remedial well plugging operations or response actions to reduce the risk of future contamination.

67

The Endangered Species Act (“ESA”).

The ESA seeks to ensure that activities do not jeopardize endangered or threatened animal, fish and plant species, nor destroy or modify the critical habitat of such species. Under the ESA, exploration and production operations, as well as actions by federal agencies, may not significantly impair or jeopardize the species or its habitat. The ESA provides for criminal penalties for willful violations of the ESA. Other statutes that provide protection to animal and plant species and that may apply to our operations include, but are not necessarily limited to, the Fish and Wildlife Coordination Act, the Fishery Conservation and Management Act, the Migratory Bird Treaty Act and the National Historic Preservation Act. Although we believe that our operations (and those of the Acquired Assets) are in substantial compliance with such statutes, any change in these statutes or any reclassification of a species as endangered could subject our company (directly or indirectly through our operating partners) to significant expenses to modify our operations or could force discontinuation of certain operations altogether (including, but not limited to certain of the Acquired Assets). Further, the ESA prohibits the taking of endangered or threatened species or their habitats. While some of our assets and lease acreage may be located in areas that are designated as habitats for endangered or threatened species, we believe that we are in material compliance with the ESA. However, the designation of previously unidentified endangered or threatened species in areas where we intend to operate could materially limit or delay our plans.

Air Emissions.

The federal Clean Air Act (the “CAA”) and state air pollution laws and regulations provide a framework for national, state and local efforts to protect air quality. Applicable to our business and operations (and those of the Acquired Assets), the CAA regulates emissions, discharges and controls with respect to oil and natural gas production and natural gas processing operations. The CAA includes New Source Performance Standards (“NSPS”) for the oil and natural gas source category to address emissions of sulfur dioxide, methane and volatile organic compounds (“VOCs”) from new and modified oil and natural gas production, processing and transmission sources as well as a separate set of emission standards to address hazardous air pollutants frequently associated with oil and natural gas production and processing activities. Further, the CAA regulates the emissions from compressors, dehydrators, storage tanks and other production equipment as well as leak detection for natural gas processing plants. These rules have required a number of modifications to the operations of our third-party operating partners, including the installation of new equipment to control emissions from compressors.

In addition, the EPA has developed, and continues to develop, stringent regulations governing emissions at specified sources. For example, under the EPA’s NSPS and National Emission Standards for Hazardous Air Pollutants (“NESHAP”) regulations, since January 1, 2015, owners and operators of hydraulically fractured natural gas wells (wells drilled principally for the production of natural gas) have been required to use so-called “green completion” technology to recover natural gas that formerly would have been flared or vented. In 2016, the EPA issued additional rules for the oil and natural gas industry to reduce emissions of methane, volatile organic compounds (VOCs) and other compounds. These rules apply to certain sources of air emissions that were constructed, reconstructed, or modified after September 18, 2015. Among other things, the new rules impose green completion requirements on new hydraulically fractured or re-fractured oil wells and leak detection and repair requirements at well sites. We do not expect that the currently applicable NSPS or NESHAP requirements will have a material adverse effect on our business, financial condition or results of operations and/or those of the Acquired Assets. However, any future laws and their implementing regulations may require us to obtain pre-approval for the expansion or modification of existing facilities or the construction of new facilities expected to produce air emissions, impose stringent air permitting requirements or require us to use specific equipment or technologies to control emissions.

On December 17, 2014, the EPA proposed to revise and lower the existing 75 parts per billion (ppb) National Ambient Air Quality Standard (“NAAQS”) for ozone under the CAA to a range within 65-70 ppb. On October 1, 2015, the EPA finalized a rule that lowered the standard to 70 ppb. This lowered ozone NAAQS could result in an expansion of ozone nonattainment areas across the United States, including areas in which we (and the Acquired Assets operate. Oil and natural gas operations in ozone nonattainment areas likely would be subject to more stringent emission controls, emission offset requirements for new sources, and increased permitting delays and costs. This could require a number of modifications to our operations (and those of the Acquired Assets), including the installation of new equipment to control emissions from wells.

68

Permit and related compliance obligations under the CAA, each state’s development and promulgation of regulatory programs to comport with federal requirements, as well as changes to state implementation plans for controlling air emissions in regional non-attainment or near-non-attainment areas, may require oil and natural gas exploration and production operators to incur future capital and operating expenditures in connection with the addition or modification of existing air emission control equipment and strategies.

Clean Water Act.

The federal Water Pollution Control Act of 1972, or the Clean Water Act (the “CWA”), and analogous state laws, impose restrictions and controls on the discharge of produced waters and other pollutants into navigable waters. The CWA and certain state regulations prohibit the discharge of produced water, sand, drilling fluids, drill cuttings, sediment and certain other substances related to the oil and natural gas industry into certain regulated waters without an individual or general discharge permit issued by the EPA or an analogous state agency. In addition, the CWA and analogous state laws require individual permits or coverage under general permits for discharges of storm water runoff from certain types of facilities. Some states also maintain groundwater protection programs that require permits for discharges or operations that may impact groundwater conditions. Costs may be associated with the treatment of wastewater and/or developing and implementing storm water pollution prevention plans. The CWA and regulations implemented thereunder also prohibit discharges of dredged and fill material in wetlands and other waters of the United States unless authorized by an appropriately issued permit. Spill prevention, control and countermeasure requirements of the CWA require appropriate containment berms and similar structures to help prevent the contamination of waters of the United States in the event of a petroleum hydrocarbon tank spill, rupture or leak.

The reach and scope of the CWA, and the determination of what water bodies and land areas are regulated as waters of the U.S., is the subject of various rules adopted by EPA and the U.S. Army Corps of Engineers (which we refer to as the WOTUS Rules), and on-going federal court litigation arising out of the rules and recent amendments. The WOTUS Rules, litigation over the rules, and the associated regulatory uncertainty, could impact our operations by subjecting new land and waters to regulation and increase our cost of operations. The CWA and comparable state statutes provide for civil, criminal and administrative penalties for unauthorized discharges of oil and other pollutants and impose liability on parties responsible for those discharges, for the costs of cleaning up any environmental damage caused by the release and for natural resource damages resulting from the release.

Oil Pollution Act of 1990 (“OPA”).

Federal regulations also require certain owners and operators of facilities that store or otherwise handle oil to prepare and implement spill response plans relating to the potential discharge of oil into surface waters. The OPA, and analogous state laws, contain numerous requirements relating to prevention of, reporting of, and response to oil spills into waters of the United States. A failure to comply with OPA’s requirements or inadequate cooperation during a spill response action may subject a responsible party to civil or criminal enforcement actions. The OPA establishes strict liability for owners and operators of facilities that release oil into waters of the United States. The OPA and its associated regulations impose a variety of requirements on responsible parties related to the prevention of oil spills and liability for damages resulting from such spills. A “responsible party” under the OPA includes owners and operators of certain onshore facilities from which a release may affect waters of the United States.

69

Safe Drinking Water Act (“SDWA”).

The disposal of oil and natural gas wastes into underground injection wells are subject to the federal Safe Drinking Water Act, as amended, and analogous state laws. The SDWA’s Underground Injection Control (“UIC”) Program establishes requirements for permitting, testing, monitoring, recordkeeping and reporting of injection well activities as well as a prohibition against the migration of fluid containing any contaminants into underground sources of drinking water. State programs may have analogous permitting and operational requirements. In response to concerns related to increased seismic activity in the vicinity of injection wells, regulators in some states are considering additional requirements related to seismic safety. For example, the Texas Railroad Commission (“RRC”) adopted new oil and natural gas permit rules in October 2014 for wells used to dispose of saltwater and other fluids resulting from the production of oil and natural gas in order to address these seismic activity concerns within the state. Among other things, the rules require companies seeking permits for disposal wells to provide seismic activity data in permit applications, provide for more frequent monitoring and reporting for certain wells, and allow the RRC to modify, suspend, or terminate permits on grounds that a disposal well is likely to be, or determined to be, causing seismic activity. If new regulatory initiatives are implemented that restrict or prohibit the use of underground injection wells in areas where we rely upon the use of such wells in our operations, our costs to operate may significantly increase and our ability to continue production may be delayed or limited, which may affect our Current Operations and/or the Acquired Assets, which could have a material adverse effect on our results of operations and financial position. In addition, any leakage from the subsurface portions of the injection wells may cause degradation of freshwater, potentially resulting in cancellation of operations of a well, issuance of fines and penalties from governmental agencies, incurrence of expenditures for remediation of the affected resource, and imposition of liability by third parties for property damages and personal injury.

The Occupational Safety and Health Act (“OSHA”).

OSHA and comparable state laws regulate the protection of the health and safety of employees. The federal Occupational Safety and Health Administration has established workplace safety standards that provide guidelines for maintaining a safe workplace in light of potential hazards, such as employee exposure to hazardous substances. OSHA also requires employee training and maintenance of records, and the OSHA hazard communication standard and EPA community right-to-know regulations under the Emergency Planning and Community Right-to-Know Act of 1986 require that we organize and/or disclose information about hazardous materials used or produced in our operations.

Hydraulic Fracturing.

A portion of the oil and natural gas production in which we have interests and will have interests upon closing of the Purchase, is developed from unconventional sources that require hydraulic fracturing as part of the completion process. Hydraulic fracturing is an important and common practice that is used to stimulate production of natural gas and oil from dense subsurface rock formations. Hydraulic fracturing involves the injection of water, sand or alternative proppant and chemicals under pressure into target geological formations to fracture the surrounding rock and stimulate production. Over the years, there has been increased public concern regarding an alleged potential for hydraulic fracturing to adversely affect drinking water supplies, and proposals have been made to enact separate federal, state and local legislation that would increase the regulatory burden imposed on hydraulic fracturing. Hydraulic fracturing operations have historically been overseen by state regulators as part of their oil and natural gas regulatory programs, but where these operations occur on federal or tribal lands, they are subject to regulation by the U.S. Department of the Interior, Bureau of Land Management (“BLM”). The EPA has taken the following actions and issued: guidance under the SDWA for hydraulic fracturing activities involving the use of diesel fuel; final regulations under the federal CAA governing performance standards, including standards for the capture of volatile organic compounds and methane emissions released during hydraulic fracturing; and finalized rules in June 2016 that prohibit the discharge of wastewater from hydraulic fracturing operations to publicly owned wastewater treatment plants.

In addition, the BLM finalized rules in March 2015 that impose new or more stringent standards for performing hydraulic fracturing on federal and American Indian lands. However, in December 2017 the BLM finalized a rule repealing its March 2015 hydraulic fracturing regulations. The repeal has been challenged in court and the final outcome is uncertain at this time.

70

In December 2016, the EPA released its final report on the potential impacts of hydraulic fracturing on drinking water resources. The final report concluded that “water cycle” activities associated with hydraulic fracturing may impact drinking water resources under some circumstances, noting that the following hydraulic fracturing water cycle activities and local- or regional-scale factors are more likely than others to result in more frequent or more severe impacts: water withdrawals for fracturing in times or areas of low water availability; surface spills during the management of fracturing fluids, chemicals or produced water; injection of fracturing fluids into wells with inadequate mechanical integrity; injection of fracturing fluids directly into groundwater resources; discharge of inadequately treated fracturing wastewater to surface waters; and disposal or storage of fracturing wastewater in unlined pits. The EPA has not proposed to take any action in response to the report’s findings, and additional regulation of hydraulic fracturing at the federal level appears unlikely at this time.

While Congress has from time to time considered legislation to provide for federal regulation of hydraulic fracturing under the SDWA and to require disclosure of the chemicals used in the hydraulic fracturing process, the prospect of additional federal legislation related to hydraulic fracturing appears remote at this time. In addition to federal legislative and regulatory actions, some states and local governments have considered imposing, or have adopted, various conditions and restrictions on hydraulic fracturing operations. This includes states where we have interests. Louisiana and Texas, for example, have adopted legal requirements that could impose more stringent permitting, public disclosure or well construction requirements on hydraulic fracturing activities. Moreover, some states and local governments have enacted laws or regulations limiting hydraulic fracturing within their borders or prohibiting the activity altogether. In the event that new or more stringent federal, state, or local legal restrictions relating to the hydraulic fracturing process are adopted in areas where we operate, we could incur potentially significant added costs to comply with such requirements, experience delays or curtailment in the pursuit of exploration, development, or production activities, and perhaps even be precluded from drilling wells.

In addition to state laws, local land use restrictions, such as city ordinances, may restrict or prohibit the performance of drilling in general and/or hydraulic fracturing in particular. Recently, several municipalities have passed or proposed zoning ordinances that ban or strictly regulate hydraulic fracturing within city boundaries, setting the stage for challenges by state regulators and third parties. Similar events and processes are playing out in several cities, counties, and townships across the United States. In the event state, local, or municipal legal restrictions are adopted in areas where we are currently conducting, or in the future plan to conduct, operations, we may incur additional costs to comply with such requirements that may be significant in nature, experience delays or curtailment in the pursuit of exploration, development, or production activities, and could even be prohibited from drilling and/or completing certain wells, all of which could affect both our Current Operations and the Acquired Assets.

In May 2014, the EPA issued an advance notice of proposed rulemaking under the Toxic Substances Control Act to initiate a stakeholder process to request input on various aspects of obtaining information on chemical substances and mixtures used in hydraulic fracturing for oil and gas exploration and production. To date, no further action has been taken on the proposal.

National Environmental Policy Act (“NEPA”).

Oil and natural gas exploration, development and production activities on federal lands, including tribal lands and lands administered by the BLM, are subject to NEPA. NEPA requires federal agencies, including the BLM, to evaluate major agency actions having the potential to significantly impact the environment. In the course of such evaluations, an agency will prepare an Environmental Assessment that assesses the potential direct, indirect and cumulative impacts of a proposed project and, if necessary, will prepare a more detailed Environmental Impact Statement that may be made available for public review and comment. If we were to conduct any exploration and production activities on federal lands in the future, those activities may need to obtain governmental permits that are subject to the requirements of NEPA. This process has the potential to delay, limit or increase the cost of developing oil and natural gas projects. Authorizations under NEPA are also subject to protest, appeal or litigation, any or all of which may delay or halt projects. Many of our activities (and those activities associated with the Acquired Assets), and those of our third-party operating partners are covered under categorical exclusions which results in a shorter NEPA review process, however, the impact of the NEPA review process on our activities (and those activities associated with the Acquired Assets) and those of our third-party operating partners is uncertain at this time and could lead to delays and increased costs that could materially adversely affect our revenues and results of operations.

71

Climate Change

The EPA has determined that greenhouse gases present an endangerment to public health and the environment and has issued regulations to restrict emissions of greenhouse gases under existing provisions of the CAA. These regulations include limits on tailpipe emissions from motor vehicles and preconstruction and operating permit requirements for certain large stationary sources of greenhouse gas emissions (“GHG”). The EPA has also adopted rules requiring the reporting of greenhouse gas emissions from a variety of sources in the United States, including certain onshore oil and natural gas production facilities, on an annual basis, including GHG emissions from completions and workovers from hydraulically fractured oil wells. In June 2016, the EPA published NSPS Subpart OOOOa standards that require certain new, modified or reconstructed facilities in the oil and natural gas sector to reduce these methane gas and volatile organic compound emissions. However, in April 2017, the EPA announced that it would review this methane rule for new, modified and reconstructed sources and initiated reconsideration proceedings to potentially revise or rescind portions of the rule. In June 2017, the EPA also proposed a two-year stay of certain requirements of the methane rule pending the reconsideration proceedings. The stay, however, was vacated by the D.C. Circuit Court of Appeals in July 2019. Accordingly, the June 2016 rule remains in effect, however, in September 2019, the EPA proposed amendments to the 2012 and 2016 NSPS for the oil and gas industry. The rule’s primary proposal would redefine the types of sources covered under the oil and gas industry to remove all sources in the transmission and storage segment of the oil and natural gas industry from regulation under the NSPS, both for ozone-forming VOCs and GHGs. In addition, the primary proposal would rescind emission limits for methane from the remaining segments in the oil and gas industry – production and processing. As a secondary proposal, EPA would not redefine the types of sources covered under the oil and gas NSPS, but would still rescind the methane emission limits for the oil and gas industry. The rule would retain VOC standards for the production, processing, and transmission and storage segments of the industry. The comment period for this rulemaking ended on November 25, 2019 and EPA has not taken further action at this time.

Similarly, in November 2016, the BLM issued a final rule to reduce methane emissions by regulating venting, flaring, and leaks from oil and natural gas operations on federal and American Indian lands. California and New Mexico have challenged the rule in ongoing litigation. In addition, in April 2018, a coalition of states filed a lawsuit aiming to force the EPA to establish guidelines for limiting methane emissions from existing sources in the oil and natural gas section; that lawsuit is currently pending. These rules, should they remain in effect, or any other new methane emission standards imposed on the oil and natural gas sector, could result in increased costs to our operations as well as result in delays or curtailment in such operations, which costs, delays or curtailment could adversely affect our business and those of the Acquired Assets. The potential increase in operating costs could include new or increased costs to (i) obtain permits, (ii) operate and maintain our equipment and facilities, (iii) install new emission controls on equipment and facilities, (iv) acquire allowances authorizing greenhouse gas emissions, (v) pay taxes related to greenhouse gas emissions and (vi) administer and manage a greenhouse gas emissions program. In addition to these federal actions, various state governments and/or regional agencies may consider enacting new legislation and/or promulgating new regulations governing or restricting the emission of greenhouse gases from stationary sources.

72

Currently, federal legislation related to the reduction of greenhouse gas emissions appears unlikely; however, many states have established greenhouse gas cap and trade programs, and others are considering carbon taxes or initiatives that promote the use of alternative fuels and renewable sources of energy. The adoption of legislation or regulatory programs to reduce emissions of greenhouse gases could require us to incur increased operating costs, such as costs to purchase and operate emissions control systems, to acquire emissions allowances or comply with new regulatory or reporting requirements. Any such legislation or regulatory programs could also increase the cost of consuming, and thereby reduce demand for, the oil and natural gas we produce, which could in turn have the effect of lowering the value of our reserves and those of the Acquired Assets. Consequently, legislation and regulatory programs to reduce emissions of greenhouse gases could have an adverse effect on our business, financial condition and results of operations and those of the Acquired Assets. Recently, activists concerned about the potential effects of climate change have directed their attention at sources of funding for fossil-fuel energy companies, which has resulted in certain financial institutions, funds and other sources of capital restricting or eliminating their investment in oil and natural gas activities. Ultimately, this could make it more difficult to secure funding for exploration and production or midstream activities. Notwithstanding potential risks related to climate change, the International Energy Agency in its 2019 World Energy Outlook report estimates that global energy demand will continue to rise and will not peak until after 2040 and that oil and natural gas will continue to represent a substantial percentage of global energy use over that time. Finally, it should be noted that some scientists have concluded that increasing concentrations of greenhouse gases in the Earth’s atmosphere may produce climate changes that have significant physical effects, such as increased frequency and severity of storms, droughts and floods and other extreme weather events. Such events could disrupt our operations or result in damage to our assets and have an adverse effect on our financial condition and results of operations and those of the Acquired Assets.

Our third-party operating partners are required to report their GHG under these rules. Although we cannot predict the cost to comply with current and future rules and regulations at this point, compliance with applicable rules could result in significant costs, including increased capital expenditures and operating costs, and could adversely impact our business and those of the Acquired Assets.

In addition, the United States was actively involved in the United Nations Conference on Climate Change in Paris, which led to the creation of the Paris Agreement. The Paris Agreement requires countries to review and “represent a progression” in their nationally determined contributions, which set emissions reduction goals, every five years. The Paris Agreement, which went into effect in November 2016, could further drive regulation in the United States. While the United States withdrew from the Paris Agreement in in November 2020 under then President Trump, President Biden subsequently took action for the United States to rejoin the Paris Agreement. Separately, certain U.S. city and state governments have announced their intention to satisfy their proportionate obligations under the Paris Agreement. Restrictions on emissions of methane or carbon dioxide that have been or may be imposed in various states, or at the federal level could adversely affect the oil and natural gas industry. Moreover, incentives to conserve energy or use alternative energy sources as a means of addressing climate change could reduce demand for oil and natural gas.

Related permits and authorizations

Many environmental laws require us to obtain permits or other authorizations from state and/or federal agencies before initiating certain drilling, construction, production, operation or other oil and natural gas activities, and to maintain these permits and compliance with their requirements for on-going operations. These permits are generally subject to protest, appeal or litigation, which can in certain cases delay or halt projects and cease production or operation of wells, pipelines and other operations.

Employees

Effective as of the Closing Date of the Purchase, U.S. Energy is required to make offers of employment to certain employees of Synergy who are employees of Synergy on the date of Closing. Such offers of employment are required to be for a minimum of six months after the date of Closing, except pursuant to terminations for cause. Additionally, effective as of the Closing Date of the Purchase, U.S. Energy will enter into a Transition Services Agreement (“TSA”) with Banner for Banner to provide accounting support and other transition services to U.S. Energy. The TSA will remain in place for six months and U.S. Energy will pay Banner $90,000 per month during the duration of the TSA. Both the offers of employment to Synergy’s employees and the entry into a TSA are required conditions to the Closing.

73

Legal proceedings

We may, from time to time, be involved in litigation and claims arising out of our operations in the normal course of business, including those operations associated with the Acquired Assets. Neither we, nor the Acquired Assets, are currently a party to any material legal proceedings. In addition, neither we, nor the Sellers, are aware of any material legal proceedings contemplated to be brought against the Acquired Assets.

As an owner and operator of oil and gas properties, we are subject to various federal, state and local laws and regulations relating to discharge of materials into, and protection of, the environment. These laws and regulations may, among other things, impose liability on the lessee under an oil and gas lease for the cost of pollution cleanup resulting from operations and subject the lessee to liability for pollution damages. In some instances, we may be directed to suspend or cease operations in the affected area. We maintain insurance coverage that is customary in the industry, although Independence is not fully insured against all environmental risks.

We are not aware of any environmental claims existing as of the date of this proxy statement, relating to our Continuing Operations or the Acquired Assets. There can be no assurance, however, that current regulatory requirements will not change, or past non-compliance with environmental issues will not be discovered on Independence’s oil and gas properties.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF THE ACQUIRED ASSETS

The following discussion and analysis should be read in conjunction with the financial statements of Acquired Assets included elsewhere in this proxy statement. The following discussion contains forward-looking statements. The forward-looking statements are dependent upon events, risks and uncertainties that may be outside of our control. Future results could differ materially from those discussed in these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, commodity price volatility, capital requirements and uncertainty of obtaining additional funding on acceptable terms, realized oil, natural gas and NGL prices, the timing and amount of future production of oil, natural gas and NGLs, shortages of equipment, supplies, services and qualified personnel, as well as those factors discussed below and elsewhere in this proxy statement, particularly under “Risk factors“ and “Cautionary Statement Concerning Forward-Looking Statements“ all of which are difficult to predict. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. We do not undertake any obligation to publicly update any forward-looking statements except as otherwise required by applicable law.

COVID-19 Impact

In early 2020, the World Health Organization declared the COVID-19 outbreak a pandemic. There have been mandates from international, federal, state and local authorities requiring forced closures of various schools, businesses and other facilities and organizations.

The initial spread of the COVID-19 pandemic in 2020 had a negative impact on the global demand for oil and natural gas, while the increase in domestic vaccination programs and reduced spread of COVID-19 has contributed to an improvement in the economy and higher realized prices for commodities in the first three months of 2021. However, the current price environment remains uncertain as responses to the COVID-19 pandemic continue to evolve. Given the dynamic nature of these events, we cannot reasonably estimate the period of time that the COVID-19 pandemic and related market conditions will persist. Our current and future (following the Closing) revenues and operating results depend significantly upon the prevailing prices for oil and natural gas.

74

Lubbock Acquired Assets

Results of Operations

Year ended December 31, 2020 compared to the year ended December 31, 2019

			Change
	2020	2019	Amount	Percent

Revenue (in thousands):
Oil & Gas	$1,771	$2,538	$(767)	-30%
Total	$1,771	$2,538	$(767)	-30%

Production quantities:
Oil (Bbls)	37,629	39,980	(2,351)	-6%
Gas (Mcfe)	54,405	54,502	(97)	-0%
BOE	46,697	49,064	(2,367)	-5%

Average sales prices:
Oil (Bbls)	$45.59	$60.12	$(14.53)	-24%
Gas (Mcfe)	1.02	2.46	(1.44)	-58%
BOE	37.93	51.72	(13.79)	-27%

Revenue

For the year ended December 31, 2020, oil and natural gas revenues decreased by $0.8 million or 30% compared to 2019. The decrease in revenues was primarily due to a decrease in production volumes combined with a decline in commodity prices. The average realized price per Boe decreased 27% from $51.72 for the year ended December 31, 2019 to $37.93 for the year ended December 31, 2020.

Lease operating expense (“LOE”)

LOE decreased by $0.2 million, or 14%, to $1.1 million for the year ended December 31, 2020, compared to 2019, primarily due to operational costs related reduction efforts.

Production taxes and transportation costs

Production taxes and transportation costs for the year ended December 31, 2020 decreased by $0.1 million, or 37%, to $0.1 million compared to $0.2 million for 2019, as the impact of decreased production volumes offset the impact of decreased commodity prices.

Depreciation, depletion and amortization (“DD&A”)

DD&A decreased for the year ended December 31, 2020 by $0.6 million, or 62%, to $0.4 million, compared to 2019, primarily due to reserve reductions resulting from depressed commodity prices (lower reserve quantities leads to higher DD&A per Boe). The DD&A rate can fluctuate because of changes in drilling and completion costs, impairments, divestitures, changes in the mix of production, the underlying proved reserve volumes and estimated costs to drill and complete proved undeveloped reserves.

Impairment expense

During the year ended December 31, 2020, Lubbock recorded non-cash impairments totaling $2.4 million. Lubbock recorded non-cash impairments totaling $2.5 million during the year ended December 31, 2019. Impairments occur due to the net capitalized cost of oil and natural gas properties exceeding the full cost ceiling limitation.

75

Loss on sale of oil and gas properties

During the year ended December 31, 2020, Lubbock recorded a loss on sale of oil and gas properties of $0, compared to $2.9 million for the year ended December 31, 2019.

General and administrative expense (“G&A”)

G&A remained relatively flat between the year ended December 31, 2020 relative to the comparable period in 2019, with both periods totaling $0.3 million (which included general and administrative expenses of $0.2 million of related party G&A expenses for 2020, versus $0.1 million for 2019).

Net income/loss

Lubbock had a net loss of $2.7 million for the year ended December 31, 2020, compared to net income of $1.0 million for 2019, due mainly to the decrease in revenue and increase in expenses discussed above, offset by the loss on the sale of oil and gas properties for 2019 discussed above.

Six months ended June 30, 2021 compared to the Six months ended June 30, 2020

Results of Operations

			Change
	2021	2020	Amount	Percent

Revenue (in thousands):
Oil & Gas	$3,893	$608	$3,285	541%
Total	$3,893	608	$3,285	541%

Production quantities:
Oil (Bbls)	58,119	15,119	43,000	284%
Gas (Mcfe)	58,473	22,586	35,887	159%
BOE	67,865	18,883	48,981	259%

Average sales prices:
Oil (Bbls)	$65.01	$38.71	$26.30	68%
Gas (Mcfe)	1.95	0.99	0.96	97%
BOE	57.36	32.17	32.17	78%

Revenue

For the six months ended June 30, 2021, oil and natural gas revenues increased by $3.3 million or 541% compared to 2020. The increase in revenues was primarily due to an increase in production volumes combined with an improvement in commodity prices. Lubbock’s average realized price per Boe increased 78% from $32.17 for the six months ended June 30, 2020, to $57.36 for the six months ended June 30, 2021.

Lease operating expense (“LOE”)

LOE for the six months ended June 30, 2021 increased by $0.8 million or 198%, to $1.2 million for the six months ended June 30, 2021 compared to the same period during 2020, primarily due to increased operational activity as a result of improved commodity prices.

Production taxes and transportation costs

Production taxes and transportation costs for the six months ended June 30, 2021 increased by $0.2 million, or 552% relative, to $0.2 million in the same period in 2020, due to improved commodity prices and an increase in revenue.

76

Depreciation, depletion and amortization (“DD&A”)

DD&A for the six months ended June 30, 2021 increased by $0.5 million, or 226%, to $0.7 million relative to the comparable period in 2020. The DD&A rate can fluctuate because of changes in drilling and completion costs, impairments, divestitures, changes in the mix of production, the underlying proved reserve volumes and estimated costs to drill and complete proved undeveloped reserves

Impairment expense

During the six months ended June 30, 2021, Lubbock did not record any non-cash impairments. Lubbock recorded non-cash impairments totaling $2.4 million during the six months ended June 30, 2020. Impairments occured due to the net capitalized cost of oil and natural gas properties exceeding the full cost ceiling limitation.

General and administrative expense (“G&A”)

G&A increase by $0.1 million to $0.3 million for the six months ended June 30, 2021 relative to the comparable period in 2020. The increase was primarily due to an increase in activity compared to the same period in 2020. G&A expenses included related party G&A expenses of $0.1 million for the six months ended June 30, 2021 and 2020.

Net income/loss

Lubbock had net income of 1.3 million for the six months ended June 30, 2021, compared to a net loss of $2.6 million for the comparable period 2020, due mainly to the increase in revenue, offset by the increase in lease operating expenses.

Liquidity And Capital Resources

The following table sets forth certain measures of Lubbock’s liquidity as of June 30, 2021 and December 31, 2020:

	June 30, 2021	December 31, 2020	Change
	(in thousands)
Cash and equivalents	$95	$194	$-99
Working capital (1)	475	322	153
Total assets	8,767	9,199	-432
Total shareholders’ equity	4,662	5,353	-691

Select Ratios:
Current ratio (2)	2.4 to 1.0	2.2 to 1.0

(1)	Working capital is computed by subtracting total current liabilities from total current assets.
(2)	The current ratio is computed by dividing total current assets by total current liabilities.

77

As of June 30, 2021, Lubbock had working capital of $0.5 million compared to working capital of $0.3 million as of December 31, 2020, an increase of $0.2 million. This increase in working capital was primarily attributable to an increase in both revenues and accounts receivable associated with production revenues.

Banner Acquired Assets

As previously discussed, “Banner” means collectively, Banner Oil, Llano and Woodford. The below discussion and analysis about Banner reflects the assets acquired from the collective entities.

Results of Operations

Year ended December 31, 2020 compared to the year ended December 31, 2019

			Change
	2020	2019	Amount	Percent

Revenue (in thousands):
Oil & Gas	$5,684	$9,621	$(3,937)	-41%
Total	$5,684	$9,621	$(3,937)	-41%

Production quantities:
Oil (Bbls)	145,990	182,335	(36,345)	-20%
Gas (Mcfe)	208,190	46,130	162,060	351%
BOE	180,688	190,023	(9,335)	-5%

Average sales prices:
Oil (Bbls)	$35.54	$51.94	$(16.10)	-32%
Gas (Mcfe)	2.35	2.32	0.03	1%
BOE	31.43	50.40	(18.97)	-38%

Revenue

For the year ended December 31, 2020, oil and natural gas revenues decreased by $3.9 million or 41% compared to 2019. The decrease in revenues was primarily due to a decrease in production volumes combined with a decline in commodity prices. The average realized price per Boe decreased 37% from $49.83 for the year ended December 31, 2019 to $31.55 for the year ended December 31, 2020.

Lease operating expense (“LOE”)

LOE decreased by $1.9 million, or 31%, to $4.1 million for the year ended December 31, 2020 compared to 2019, primarily due to a decrease in field activity and cost reduction efforts related to operations.

Production taxes

Production taxes for the year ended December 31, 2020 decreased by $0.3 million, or 43%, to $0.4 million compared to 2019, driven by the decrease in revenue.

Depreciation, depletion and amortization (“DD&A”)

DD&A increased for the year ended December 31, 2020 by $0.2 million, or 4.4%, to $4.4 million compared to 2019, primarily due to reserve reductions resulting from depressed commodity prices (lower reserve quantities leads to higher DD&A per Boe). The DD&A rate can fluctuate because of changes in drilling and completion costs, impairments, divestitures, changes in the mix of production, the underlying proved reserve volumes and estimated costs to drill and complete proved undeveloped reserves.

78

Impairment expense

During the year ended December 31, 2020, Banner Oil recorded non-cash impairments totaling $10.7 million. Banner recorded non-cash impairments totaling $0.8 million during the year ended December 31, 2019.

General and administrative expense (“G&A”)

G&A decreased by $0.7 million, or 22%, to $2.5 million for the year ended December 31, 2020 relative to the comparable period in 2019, primarily due to cost reduction efforts implemented throughout 2020.

Net loss

Banner Oil had a net loss of $18.7 million for the year ended December 31, 2020, compared to a net loss of $8.0 million for the year ended December 31, 2019, due mainly to the above mentioned decrease in both production volumes and commodity prices.

Six months ended June 30, 2021 compared to the Six months ended June 30, 2020

Results of Operations

			Change
	2021	2020	Amount	Percent

Revenue:
Oil & Gas	6,152	2,563	3,589	140%
Total	$6,152	2,563	$3,589	140%

Production quantities:
Oil (Bbls)	85,731	73,153	12,578	17%
Gas (Mcfe)	290,450	15,818	274,632	1,736%
BOE	134,140	75,789	58,350	77%

Average sales prices:
Oil (Bbls)	$57.66	$34.23	$23.44	68%
Gas (Mcfe)	3.52	1.44	2.08	145%
BOE	44.48	33.34	11.14	33%

Revenue

For the six months ended June 30, 2021, oil and natural gas revenues increased by $3.6 million or 140% compared to the same period during 2020. The increase in revenues was primarily due to an increase in production volumes combined with an improvement in commodity prices. Banner’s average realized price per Boe increased 33% from $33.34 for the six months ended June 30, 2020 to $44.48 for the six months ended June 30, 2021.

Lease operating expense (“LOE”)

LOE increased by $1.1 million, or 31%, to $3.0 million for the six months ended June 30, 2021 compared to the same period in 2020, primarily due to an increase in field activity related to operations.

Production taxes

Production taxes for the six months ended June 30, 2021 increased by $0.1 million, or 161%, to $0.2 million relative to the comparable period in 2020 due to improved commodity prices and revenue.

79

Depreciation, depletion and amortization (“DD&A”)

DD&A for the six months ended June 30, 2021 increased by $0.6 million, or 31% relative, to $2.6 million when compared to the same period in 2020 primarily due to the decreased depletable oil and natural gas properties base resulting from impairment charges recorded in 2020.

Impairment expense

Banner did not record any non-cash impairment charges for the six months ended June 30, 2021 or for the comparable period of 2020. The DD&A rate can fluctuate because of changes in drilling and completion costs, impairments, divestitures, changes in the mix of production, the underlying proved reserve volumes and estimated costs to drill and complete proved undeveloped reserves.

General and administrative expense (“G&A”)

G&A expense decreased by $0.3 million, or 23%, to $1.0 million for the six months ended June 30, 2021 relative to the comparable period in 2020, primarily due to a reduction in employees and corporate overhead.

Net loss

Banner had a net loss of $4.8 million for the six months ended June 30, 2021, compared to a net loss of $3.4 million for the six months ended June 30, 2020, due mainly to the change in fair value of commodity derivatives.

Liquidity And Capital Resources

The following table sets forth certain measures of Banner’s liquidity as of June 30, 2021 and December 31, 2020:

	June 30, 2021	December 31, 2020	Change
	(in thousands)
Cash and equivalents	$497	$331	$166
Working capital (1)	(1,834)	(781)	(1,054)
Total assets	39,970	40,688	(718)
Total shareholders’ equity	28,625	30,385	(1,760)

Select Ratios:
Current ratio (2)	0.6 to 1.0	0.7 to 1.0

(1)	Working capital is computed by subtracting total current liabilities from total current assets.
(2)	The current ratio is computed by dividing total current assets by total current liabilities.

80

As of June 30, 2021, Banner had working capital of $(1.8) million compared to working capital of $0.8 million as of December 31, 2020, a decrease of $1.0 million. This decrease was primarily attributable to the change in fair value of commodity derivatives that are classified as a current liability.

Synergy Assets to be Acquired

Results of Operations

Year ended December 31, 2020 compared to the year ended December 31, 2019

			Change
	2020	2019	Amount	Percent

Revenue (in thousands):
Oil & Gas	4,582	7,479	(2,898)	-39%
Total	$4,582	7,479	$(2,898)	-39%

Production quantities:
Oil (Bbls)	140,056	152,095	(12,039)	-8%
Gas (Mcfe)	43,366	56,111	(12,745)	-23%
BOE	147,284	161,447	(14,163)	-9%

Average sales prices:
Oil (Bbls)	$32.44	$47.57	$(15.13)	-32%
Gas (Mcfe)	2.17	2.90	(0.73)	-25%
BOE	31.08	44.93	(13.85)	-31%

Revenue

For the year ended December 31, 2020, oil and natural gas revenues decreased by $2.9 million or 39% compared to 2019. The decrease in revenues was primarily due to a decrease in production volumes combined with a decline in commodity prices. The average realized price per Boe decreased 31% from $44.93 for the year ended December 31, 2019 to $31.08 for the year ended December 31, 2020.

Lease operating expense (“LOE”)

LOE decreased by $0.4 million, or 11%, to $3.2 million for the year ended December 31, 2020 compared to 2019, primarily due to cost reduction efforts and reduced field activity.

Production taxes and transportation costs

Production taxes and transportation costs for the year ended December 31, 2020 decreased by $0.6 million, or 86%, to $0.1 million when compared to 2019, primarily due to lower commodity prices and lower production volumes.

Depreciation, depletion and amortization (“DD&A”)

DD&A decreased for the year ended December 31, 2020 by $0.5 million, or 35%, to $1.0 million compared to 2019. The DD&A rate can fluctuate because of changes in drilling and completion costs, impairments, divestitures, changes in the mix of production, the underlying proved reserve volumes and estimated costs to drill and complete proved undeveloped reserves

81

Impairment expense

During the year ended December 31, 2020, Synergy recorded non-cash impairments totaling $0.4 million. Synergy recorded non-cash impairments totaling $1.8 million during the year ended December 31, 2019. Impairments occurred due to the net capitalized cost of oil and natural gas properties exceeding the full cost ceiling limitation.

General and administrative expense (“G&A”)

G&A decreased by $0.7 million, or 26%, to $2.0 million for the year ended December 31, 2020 relative to the comparable period in 2019, primarily due to cost reduction efforts implemented in 2020.

Other income, net

Other income net was $0.4 million for the year ended December 31, 2020 and was nominal for the year ended December 31, 2019.

Net loss

Synergy had a net loss of $2.4 million for 2020, compared to a net loss of $3.5 million for 2019, due mainly to the decrease in revenue discussed above, offset by the decrease in total costs and expenses described above.

Six months ended June 30, 2021 compared to the Six months ended June 30, 2020

Results of Operations

			Change
	2021	2020	Amount	Percent

Revenue (in thousands):
Oil & Gas	$3,725	$2,102	$1,624	77%
Total	$3,725	2,102	$1,624	77%

Production quantities:
Oil (Bbls)	67,460	69,808	(2,348)	-3%
Gas (Mcfe)	14,705	24,595	(9,890)	-40%
BOE	69,911	73,907	(3,996)	-5%

Average sales prices:
Oil (Bbls)	$54.37	$34.91	$19.46	56%
Gas (Mcfe)	3.00	2.52	0.48	19%
BOE	53.10	33.82	19.28	57%

Revenue

For the six months ended June 30, 2021, oil and natural gas revenues increased by $1.6 million, or 77%, to $3.7 million when compared to 2020. The increase in revenues was primarily due to an improvement in commodity prices. Synergy’s average realized price per Boe increased 57% from $33.82 for the six months ended June 30, 2020 to $53.10 for the six months ended June 30, 2021.

82

Lease operating expense (“LOE”)

LOE remained relatively flat, increasing by $0.08 million, or 6%, to $1.6 million for the six months ended June 30, 2021 compared to the same period during 2019, primarily due to costs reduction efforts.

Production taxes and transportation costs

Production taxes and transportation costs for the six months ended June 30, 2021 increased by $0.2 million, or 1,108%, to $0.2 million relative to the comparable period in 2020 due to improved commodity prices.

Depreciation, depletion and amortization (“DD&A”)

DD&A for the six months ended June 30, 2021 decreased by $0.2 million, or 32%, to $0.3 million relative to the comparable period in 2020. The DD&A rate can fluctuate because of changes in drilling and completion costs, impairments, divestitures, changes in the mix of production, the underlying proved reserve volumes and estimated costs to drill and complete proved undeveloped reserves

Impairment expense

Synergy did not record any non-cash impairment charges for the six months ended June 30, 2021 or for the comparable period of 2020.

General and administrative expense (“G&A”)

G&A decreased by $0.1 million, or 11%, to $1.0 million for the six months ended June 30, 2021 relative to the comparable period in 2020, primarily due to cost savings initiatives and corporate overhead reductions.

Net income/loss

Synergy had net income of $0.2 million for the six months ended June 30, 2021, compared to a net loss of $1.4 million for the six months ended June 30, 2020, due mainly to the increase in revenue discussed above.

Liquidity And Capital Resources

The following table sets forth certain measures of Synergy’s liquidity as of June 30, 2021 and December 31, 2020:

	June 30, 2021	December 31, 2020	Change
	(in thousands)
Cash and equivalents	$1,267	$360	$907
Working capital (1)	920	(249)	1170
Total assets	14,966	14,100	866
Total shareholders’ equity	(2,205)	(2,429)	224

Select Ratios:
Current ratio (2)	1.6 to 1.0	0.9 to 1.0

(1)	Working capital is computed by subtracting total current liabilities from total current assets.
(2)	The current ratio is computed by dividing total current assets by total current liabilities.

As of June 30, 2021, Synergy had working capital of $1.3 million compared to working capital of $0.4 million as of December 31, 2020, an increase of $0.9 million. This increase in working capital was primarily attributable to an increase in production revenues and accounts receivable associated with production revenues.

83

None of the Sellers have any obligations, assets or liabilities which would be considered off-balance sheet arrangements. The Sellers do not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entities, which would have been established for the purpose of facilitating off-balance sheet arrangements.

The Sellers have not entered into any off-balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities, or entered into any non-financial agreements involving assets.

Critical Accounting Policies

The preparation of the Sellers’ financial statements and related disclosures in conformity with accounting principles generally accepted in the United States requires their management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. Critical accounting policies related to each of the Sellers are included in the footnotes to such Sellers’ financial statements set forth below under “Index to Financial Statements of Acquired Assets“.

THE PURCHASE

The discussion of the Purchase in this proxy statement is qualified in its entirety by reference to the Purchase Agreements, a copy of which are attached to this proxy statement as Annex A, Annex B, Annex C, as amended by the First Amendment thereto attached hereto as Annex D, and each incorporated by reference into this proxy statement. We encourage you to read the Purchase Agreements (as amended) carefully and, in their entirety, as it is the legal document that governs the Purchase.

Overview of the Purchase

On October 4, 2021, the Company entered into Purchase and Sale Agreements, with (a) Lubbock Energy Partners LLC; (b) Banner Oil & Gas, LLC, Woodford Petroleum, LLC and Llano Energy LLC, and (c) Synergy Offshore LLC. Pursuant to the Purchase Agreements, we agreed to acquire certain oil and gas properties from the Sellers, representing a diversified, mature portfolio of operated, producing, oil-weighted assets located across the Rockies, West Texas, Eagle Ford, and Mid-Continent. The acquisition will also include certain wells, contracts, technical data, records, personal property and hydrocarbons associated with the acquired assets.

The initial base purchase price for the Acquired Assets is (a) $125,000 in cash and 6,568,828 shares of our common stock, as to Lubbock; (b) $1,000,000 in cash, the assumption of $3.3 million in liabilities, and 6,790,524 shares of common stock, as well as the novation or liquidation of certain hedges which had a mark to market loss of approximately $3.4 million as of the date of this proxy statement, as to Banner; and (c) $125,000 in cash and 6,546,384 shares of common stock, as to Synergy. The aggregate purchase price under all the Purchase Agreements will be $1.25 million in cash, 19,905,736 shares of common stock, and the assumption of $3.3 million in debt, as well as the novation or liquidation of certain hedges which had a mark to market loss of approximately $3.4 million as of the date of this proxy statement. The initial base purchase prices are also subject to customary working capital and other adjustments as set forth in the Purchase Agreements.

A complete copy of the Purchase Agreements are attached to this proxy statement as Annex A, Annex B, Annex C, as amended by the First Amendment thereto attached hereto as Annex D.

84

Parties to the Purchase

U.S. Energy Corp.

Founded in 1966 and based in Houston, Texas, U.S. Energy is an independent energy company focused on the acquisition and development of oil and gas producing properties in the United States. Our business is currently focused on targeting mature, low decline assets with existing infrastructure that allows us to maximize our return on capital in a sustainable and efficient manner. U.S. Energy’s principal executive offices are located at 675 Bering Drive, Suite 390, Houston, Houston 77057, and its telephone number is (303) 993-3200. More information about U.S. Energy Corp. can be found at www.usnrg.com. Information contained on, or that can be accessed through, our website is not incorporated by reference into this proxy statement, and you should not consider information on our website to be part of this proxy statement. U.S. Energy’s common stock is listed on the Nasdaq Capital Market under the trading symbol “USEG.”

Lubbock Energy Partners LLC

Lubbock was formed as a Texas limited liability company on January 17, 2017. Lubbock’s principal business activities are focused on the acquisition and development of oil and gas properties in the United States. Lubbock’s principal executive offices are located at 1616 S Voss Rd, Suite 530, Houston, Texas 77057, and its telephone number is 832-856-6570.

Banner

Banner Oil & Gas, LLC

Banner Oil is an Oklahoma limited liability company. It is an Oklahoma City, Oklahoma-based oil and gas company with operations in Oklahoma and Northern Texas. Banner Oil was formed in 2010 to acquire, exploit and develop crude oil-weighted assets with tangible upside potential. Banner Oil’s principal executive offices are located at 2121 Sage Road, Suite 325, Houston, Texas 77056, and its telephone number is 713-364-1400.

Llano Energy LLC

Llano is an Oklahoma limited liability company. It is a Stillwater, Oklahoma-based exploration and production company formed in to pursue the acquisition and horizontal development of the San Andres formation in the Permian Basin. Llano Energy LLC’s current asset base consists of a sizable acreage position in Lea County, New Mexico. Llano Energy LLC’s principal executive offices are located at 2121 Sage Road, Suite 325, Houston, Texas 77056, and its telephone number is 713-364-1400.

Woodford Petroleum, LLC

Woodford is a Delaware limited liability company. It is a Houston, Texas-based company formed to develop oil and gas reserves in the Mid-Continent region. Woodford Petroleum, LLC seeks to capitalize on drilling opportunities in areas in Kansas, Oklahoma, Colorado and the Texas Panhandle. Woodford Petroleum, LLC’s principal executive offices are located at 2121 Sage Road, Suite 325, Houston, Texas 77056, and its telephone number is 713-361-1400.

Synergy Offshore LLC

Synergy is a Texas, limited liability company. Synergy is a Houston, Texas based company formed to develop oil and gas reserves in the Rocky Mountain region, primarily in Montana and Wyoming. All of Synergy’s assets are located onshore. Synergy’s principal executive offices are located at 9821 Katy Fwy, Suite 525, Houston, Texas 77024, and its telephone number is 713-827-9988.

85

The following chronology summarizes the key meetings and events that led to the signing of the Purchase Agreements. This chronology does not purport to catalogue every conversation among the officers of U.S. Energy, the Board of Directors or the representatives of U.S. Energy, and other parties.

The terms of the Purchase are the result of arm’s-length negotiations between U.S. Energy and Lubbock and Synergy and Banner. The following is a summary of the events leading up to the signing of the Purchase Agreements and the key meetings, negotiations, discussions and actions by and between the Sellers and their respective representatives that preceded the public announcement of the Purchase.

As part of U.S. Energy’s ongoing strategic planning process, the U.S. Energy Board, together with U.S. Energy’s management team, regularly reviews and assesses U.S Energy’s long-term strategic plans and goals, opportunities, risks, overall industry trends, the competitive environment in which U.S. Energy operates and U.S. Energy’s short- and long-term performance. U.S. Energy’s strategic plan involves increasing its scale through acquisitions and development and improving access to capital through consolidation. In addition, Mr. Ryan L. Smith, the Chief Executive Officer of U.S. Energy, as well as members of the U.S. Energy Board, regularly meet with other exploration and production companies, private equity firms and investment bankers to discuss industry trends and other matters, including potential consolidation opportunities.

In connection with these activities, the U.S. Energy Board meets periodically in the ordinary course to receive updates from Mr. Smith on these discussions and to consider and evaluate potential strategic transactions. Throughout 2020 and 2021, U.S. Energy, often with the assistance of Johnson Rice, explored various potential acquisitions to increase scale and improve cash flow and access to capital.

As a result of these efforts, U.S. Energy consummated a number of significant strategic transactions since the beginning of 2020. For example, U.S. Energy entered into a purchase agreement with New Horizon Resources LLC to acquire producing properties in North Dakota and closed the transaction in March 2020. In September 2020, U.S. Energy entered into, and closed the transactions contemplated by, a purchase agreement, pursuant to which it acquired acquire producing assets in New Mexico and Wyoming. Additionally, U.S. Energy entered into a purchase agreement to acquire producing properties in East Texas and closed the transaction in November 2020.

Several times since the beginning of 2020, Mr. Smith met with representatives of Johnson Rice to discuss U.S. Energy’s consolidation strategy, acquisition opportunities and access to capital. The representatives of Johnson Rice provided an overview of the current mergers and acquisitions environment in the upstream oil and gas sector. Johnson Rice communicated that, given current market and economic conditions, investors were requiring positive free cash flow from oil and gas companies, the public capital markets were available to only a limited set of oil and gas companies, and size and scale remained critical. Johnson Rice and U.S. Energy’s management next explored opportunities for U.S. Energy to acquire private companies, raise capital from private equity firms and make asset level acquisitions. U.S. Energy directed Johnson Rice to contact private equity firms to explore opportunities for consolidation. U.S. Energy ultimately engaged Johnson Rice as its financial advisor on March 25, 2021.

Beginning in late March and continuing through August 2021, U.S. Energy management and Johnson Rice continued discussions with private equity firms and certain companies regarding potential strategic opportunities, including, among others, Lubbock, Synergy, Sage Road, Company A (a privately held oil and gas production company, wholly-owned by a large asset management firm), and Company B (a private oil and gas production company, wholly-owned by a private equity firm). U.S. Energy ultimately entered into eight non-disclosure agreements with potential parties.

On April 1, 2021, Mr. Smith met with Mr. John A. Weinzierl, the Chief Executive Officer of and owner of Lubbock, and Individual A, another one of the owners of Lubbock, in person to discuss opportunities for acquisitions and consolidation in the current market environment. This discussion led U.S. Energy and Lubbock to enter into a non-disclosure agreement and exchanging due diligence materials.

86

On April 15, 2021, Mr. Smith met with Mr. Weinzierl. At the meeting, Messrs. Smith and Weinzierl explored the rationale for, and possible structure of, a potential transaction between U.S. Energy and Lubbock. Messrs. Smith and Weinzierl observed that the resulting transaction would not result in the necessary size to provide U.S. Energy with better access to capital and the ability to consolidate future assets.

On May 21, 2021, Mr. Smith and the majority of U.S. Energy’s Board met with Mr. Weinzierl and other representatives from Lubbock. The parties discussed the overall market environment and the go-forward plan of each entity’s asset base. The parties agreed that both needed increased size and scale to be successful going forward and a larger scale transaction should be explored.

On June 17, 2021, Mr. Smith met with Mr. Jason Tracton, a representative from Sage Road Capital, LP, the owner of Banner (“Sage Road”). At the meeting, Messrs. Smith and Tracton discussed the current market environment and explored the rationale for a potential transaction between U.S. Energy and Sage Road. Messrs. Smith and Tracton agreed to discuss further and entered into a non-disclosure agreement.

On June 24, 2021, U.S. Energy held a regularly-scheduled Board meeting, following U.S. Energy’s annual meeting of stockholders. Mr. Smith provided an update to the Board on the status of merger and acquisition (M&A) efforts and informed the Board that the potential transaction with Company B had stalled and was not expected to be pursued going forward. Mr. Smith noted that Company B faced difficulty in transacting as the larger party. Mr. Smith further informed the Board on the status of the Company’s various M&A processes.

On July 9, 2021, Mr. Smith met with Mr. Tracton and discussed the current market environment and agreed to exchange data on each other’s respective asset base.

On July 12, 2021, Mr. Smith met with Mr. Weinzierl along with Mr. Joshua Batchelor, Mr. Benjamin Stamets, and Mr. Tracton, representatives from Sage Road, to discuss the possibility of acquiring assets from Sage Road concurrently with a potential transaction between U.S. Energy and Lubbock, including the possible structure of the transaction. The participants confirmed the resulting structure would be designed to provide U.S. Energy with better access to capital and oil and gas acquisition and development opportunities. In addition, Messrs. Smith and Weinzierl, along with representatives from Sage Road, discussed the existing relationships between Sage Road and its various operating partners and certain ways in which a potential transaction could be structured to complement U.S. Energy’s existing public entity and cost structure.

On July 16, 2021, Mr. Smith and other members of U.S. Energy management met with representatives from Company B. Mr. Smith and representatives from Company B discussed the possibility of U.S. Energy acquiring assets from Company B. Company B indicated interest in using U.S. Energy as its investment platform for other oil and gas assets. The participants confirmed the resulting entity would be designed to provide U.S. Energy with better access to capital and sourced oil and gas acquisition opportunities from Company B. Mr. Smith and the representatives from Company B agreed to enter into a non-disclosure agreement and exchange data on each party’s respective assets.

Throughout August 2021, U.S. Energy and the Sellers and their respective financial advisors conducted reciprocal technical and financial diligence on U.S. Energy’s various M&A processes.

On August 2, 2021, Mr. Smith and Mr. Weinzierl met to further discuss the structure of a transaction where U.S. Energy would buy assets from more than one party. Specifically, Messrs. Smith and Weinzierl noted that the continuation of certain key aspects of U.S. Energy’s existing public corporate structure and corresponding independent governance requirements would likely be a prerequisite to any potential transaction with a counterparty. Therefore, Messrs. Smith and Weinzierl noted their desire to address such structure and governance matters prior to discussing key economic terms between U.S. Energy and Lubbock, and with any other future counterparty.

On August 3, 2021, Mr. Smith met with Mr. Duane H. King, the Chief Executive Officer of Synergy. At the meeting, Messrs. Smith and King discussed the current market environment and explored the rationale for a potential transaction between U.S. Energy and Synergy. Messrs. Smith and King agreed to discuss further and enter into a non-disclosure agreement.

87

On August 3, 2021, Mr. Smith met with Mr. Weinzierl, Mr. Batchelor, Mr. Stamets and Mr. Tracton to update each party on the possibility of U.S. Energy acquiring assets from both Lubbock and Sage Road concurrently, with the possible transaction being primarily funded with U.S. Energy common stock. The participants inquired as to whether members of the Lubbock and Sage Road existing operations teams assigned to the specific assets would consider continuing with the U.S. Energy in a new capacity, however, no specific salaries, compensation or other employment terms were discussed or agreed.

On August 10, 2021, the U.S. Energy Board held a meeting. Mr. Smith provided an update to the Board on the status of ongoing technical and financial diligence between U.S. Energy and the potential Sellers. He noted that he planned to continue meeting with Messrs. Weinzierl and King, and Sage Road representatives to further negotiate a potential transaction pursuant to the Board’s direction. Additionally, Mr. Smith informed the Board that the Company had ceased discussions with Company A.

On August 13, 2021, U.S. Energy sent a draft Letter of Intent to each of Lubbock, Synergy, and Sage Road to acquire assets from each individually entity.

On August 17, 2021, the U.S. Energy Board held a meeting, in furtherance of the topics discussed at the August 10, 2021, meeting along with an update on Letter of Intent negotiations. Mr. Smith, Johnson Rice, and the U.S. Energy’s corporate counsel, The Loev Law Firm, PC (“Loev Law”) provided the U.S. Energy Board with a summary of key governance and structuring considerations that they should consider, particularly material to the structure of any proposed transaction, including, among other things: (i) that U.S. Energy would continue to be managed by a management team including Mr. Smith as Chief Executive Officer and Chief Financial Officer and Donald Kessel (who is currently Vice President-Operations (non-executive) of U.S. Energy) as Chief Operating Officer, (ii) that U.S. Energy would increase the Company Board to seven and each Seller would designate one representative to serve on the U.S. Energy Board upon closing, and (iii) that John A. Weinzierl would serve as chairman of the Board of U.S. Energy upon closing. The summary of proposed key governance and structuring terms did not address any specific terms of proposed employment arrangements, compensation or other matters relating to the specifics of any such employment arrangements.

Between August 18, 2021, and August 28, 2021, Mr. Smith and representatives from U.S. Energy continued to negotiate the Letter of Intent with each individual Seller and their representatives.

On August 28, 2021, U.S. Energy and all of the Sellers signed a Letter of Intent and began preparation of the various transaction documents.

The Letter of Intent provided for a 90 day exclusivity period for the parties to continue due diligence and work to complete the definitive documents and contemplated the following terms:

●	That U.S. Energy would acquire certain assets from Lubbock for approximately $26,466,000, including $26,341,000 of restricted common stock and $125,000 of cash.
●	That U.S. Energy would acquire specified assets from Synergy for approximately $26,376,000, consisting of $26,251,000 of restricted common stock and $125,000 of cash.
●	U.S. Energy would receive wellbore rights from Synergy in Wyoming’s West Poison Spider area with an agreement that any future development would be offset from existing production.
●	U.S. Energy would enter into a farmout agreement with Synergy addressing the potential for future carbon related development activity on certain assets located in Montana.
●	U.S. Energy would not acquire certain properties located in Montana from Synergy.
●	U.S. Energy would acquire assets from Sage Road for approximately $28,230,000, consisting of $27,230,000 of restricted common stock and $1,000,000 in cash.
●	U.S. Energy would assume debt ($3.3 million) and hedge positions from Sage Road.

88

●	U.S. Energy will not acquire certain of Sage Road’s properties and will enter into a transition services agreement with Sage Road for six months at $90,000 per month.
●	That the stock price for the above calculations would be determined using a 30 day volume weighted average for the days prior to the execution of the definitive documentation.
●	That upon closing, the U.S. Energy board of directors will be increased by two members, and each of the Sellers would have the right to appoint two members to the Board, which rights would cease if the Seller’s ownership fell below 5% of the Company’s stock.
●	That Mr. Weinzierl would serve as Chairman, Mr. Smith would serve as Chief Executive Officer and Chief Financial Officer, and Mr. Kessel would serve as Chief Operating Officer, upon closing, and that U.S. Energy could acquire certain employees of the Sellers at closing.
●	That the transaction would be structured to qualify as a transfer of a controlled corporation under Internal Revenue Code Section 351.
●	Finally, the Letter of Intent contemplated that the closing of the transactions contemplated by the Letter of Intent would be subject to approval by U.S. Energy’s stockholders.

Throughout September 2021, U.S. Energy and the Sellers and their respective financial advisors continued to conduct reciprocal technical and financial diligence under the exclusivity terms of the Letter of Intent.

On September 10, 2021, and September 11, 2021, the draft Purchase Agreements were distributed to each of the parties.

On September 14, 2021, the Mr. Smith and the Company’s corporate counsel had calls with each Seller and their legal representatives to continue negotiating aspects of the various transaction documents. The parties continued negotiations throughout September 2021.

On September 29, 2021, the U.S. Energy Board held a telephonic meeting, with members of U.S. Energy management and representatives of Loev Law and Johnson Rice in attendance. During the meeting, Johnson Rice provided the Board with additional financial and operational analysis of the potential transaction, including forecasts for the Sellers and U.S. Energy, a contribution analysis, as well as accretion/dilution analyses indicating the likelihood that the potential transaction would be highly accretive to key financial metrics. Representatives of Johnson Rice also discussed the potential market reaction to the announcement of the transaction and further consolidation opportunities for U.S. Energy. Representatives of Johnson Rice reviewed with the U.S. Energy Board its financial analysis of the transaction and delivered to the U.S. Energy Board its opinion to the effect that, as of that date and based upon and subject to the assumptions, limitations, qualifications and conditions described in Johnson Rice’s opinion, the Transaction Consideration was fair, from a financial point of view, to the holders of shares of U.S. Energy’s common stock. Representatives of Loev Law provided the U.S. Energy Board with legal advice regarding fiduciary duties and an overview of various matters relating to the proposed Purchase, including updates to the definitive documents.

Following the meeting, Johnson Rice delivered its final executed opinion letter to the Board.

On September 30, 2021, and October 1, 2021, Mr. Smith and management of U.S. Energy continued negotiating the key transaction documents with the Sellers and their representatives.

During the afternoon of October 2, 2021, all of the members of the U.S. Energy Board had a telephonic meeting with Mr. Smith and representatives of Johnson Rice and a representative of Loev Law. Prior to the meeting, substantially final versions of the Purchase Agreements and other ancillary documents were distributed to the U.S. Energy Board. The U.S. Energy Board reviewed the rationale for the Purchase. A representative of Loev Law also summarized certain resolutions relating to the approval by the U.S. Energy Board of the proposed Purchase. The U.S. Energy Board unanimously: (i) determined that the Purchase Agreements and the Purchase contemplated therein, were fair to, and in the best interests of, U.S. Energy and its stockholders and (ii) approved and declared advisable the Purchase Agreements and the Purchase.

89

On the evening of October 4, 2021, the respective parties to the Purchase Agreements, finalized the terms and provisions of the Purchase Agreements and the ancillary agreements, and executed the Purchase Agreements.

Prior to the opening of the U.S. stock markets on October 5, 2021, U.S. Energy issued a press release announcing the entry by U.S. Energy and the Sellers into the Purchase Agreements.

On October 6, 2021, U.S. Energy filed a Current Report on Form 8-K with the Commission, disclosing in detail, the terms of the Purchase Agreements, and including such Purchase Agreements as an exhibit to such filing.

On October [●], 2021 each of the Sellers and U.S. Energy entered into a First Amendment to Purchase and Sale Agreements, which amended each of the Purchase Agreements to update the form of Nominating and Voting Agreement included as an exhibit to each Purchase Agreement, discussed in greater detail below under “Agreements Related to the Purchase—Nominating and Voting Agreement“ (the “First Amendment”). The First Amendment modified the Nominating and Voting Agreement to provide that each Seller’s rights to appoint two members to the U.S. Energy Board continues only as long as such Seller holds 15% or more of U.S. Energy’s common stock and each Seller’s rights to appoint one member to the Board continues only as long as such Seller holds 5% or more of U.S. Energy’s common stock, in order for such Nominating and Voting Agreement to comply with Nasdaq rules and requirements.

Recommendation of the Board of Directors and its Reasons for the Purchase

The Board of Directors, with the assistance of U.S. Energy’s legal counsels and financial advisors, evaluated the terms of the Purchase Agreements and the Purchase. After careful consideration, the Board of Directors, after several meetings which were held to discuss the transactions which were thoroughly discussed, and unanimously approved by the Board of Directors on September 29, 2021.

U.S. Energy’s Board of Directors considered the following factors in reaching its conclusion to approve the Purchase Agreements and to recommend that the U.S. Energy stockholders approve the Purchase Agreements and the issuance of shares of U.S. Energy common stock in connection with the Purchase Agreements, all of which U.S. Energy’s Board of Directors viewed as supporting its decision to approve the acquisition of the Acquired Assets:

●      U.S. Energy’s Board of Directors had undertaken a comprehensive and thorough process of reviewing and analyzing potential merger/combination/acquisition candidates to identify the opportunity that would, in the opinion of U.S. Energy’s Board of Directors, create the most value for U.S. Energy’s stockholders.

●      U.S. Energy’s Board of Directors believes, based in part on the judgment, advice and analysis of its senior management with respect to the potential strategic, financial and operational benefits of the Purchase Agreements (which judgment, advice and analysis was informed in part by the business, technical, financial, accounting and legal due diligence investigation performed with respect to the Acquired Assets), that the Acquired Assets represent an attractive market opportunity, and may generate potential returns for U.S. Energy’s stockholders and attract new investors to the combined company.

●      U.S. Energy’s Board of Directors concluded that the Purchase Agreements would provide the existing U.S. Energy stockholders a significant opportunity to participate in the potential growth of the combined company following the Purchase Agreements.

●      U.S. Energy’s Board of Directors also considered that the combined organization will be led by an experienced senior management team, especially noting Mr. John A. Weinzierl’s and Mr. Ryan L. Smith’s considerable experience.

90

●     U.S. Energy’s Board of Directors considered the valuation and business prospects of all the potential merger/combination/acquisition candidates. In particular, their collective view was the Acquired Assets were the most attractive acquisition candidate. After considering the comprehensive diligence review that U.S. Energy management had completed of other prospective merger/combination/acquisition targets, the board concluded that the Purchase Agreements had the possibly to create more value for U.S. Energy’s stockholders than any of the other proposals that the board had received.

●      U.S. Energy’s Board of Directors considered the conditions to closing contained in the Purchase Agreement, which the Board of Directors believed are reasonable and customary in number and scope.

●      U.S. Energy’s Board of Directors considered Johnson Rice’s opinion to U.S. Energy’s Board of Directors as to the fact that the Purchase Agreements were fair, from a financial point of view to the stockholders of the Company, as of the date of Johnson Rice’s opinion, as more fully described below under the caption “The Purchase— Opinion of the Company’s Financial Advisor“.

U.S. Energy’s Board of Directors also reviewed the terms of the Purchase Agreements and associated transactions, including:

●      that the number of shares of U.S. Energy common stock to be issued in the Purchase Agreements was based on the relative valuation of U.S. Energy and the Acquired Assets and is based on a fixed percentage;

●      the limited number and nature of the conditions to the Sellers’ obligations to consummate the Purchase Agreements and the limited risk of non-satisfaction of such conditions as well as the likelihood that the Purchase Agreements will be consummated on a timely basis;

●      the respective rights of, and limitations on, U.S. Energy under the Purchase Agreements to consider certain unsolicited acquisition proposals under certain circumstances should U.S. Energy receive alternative proposals;

●      the reasonableness of the terms of the fees which could be payable by U.S. Energy upon termination of the Purchase Agreements, and the terms under which termination fees may be payable by U.S. Energy; and

●      the belief that the terms of the Purchase Agreements, including the parties’ representations, warranties and covenants, and the conditions to their respective obligations, are reasonable under the circumstances.

In the course of its deliberations, U.S. Energy’s Board of Directors also considered a variety of risks and other countervailing factors related to entering into the Purchase Agreements, including:

●      the substantial expenses to be incurred in connection with the Purchase Agreements, including the costs associated with any related litigation;

●      the possible volatility, at least in the short term, of the trading price of U.S. Energy’s common stock resulting from the announcement of the Purchase Agreements;

●      the risk that the Purchase Agreements might not be consummated in a timely manner or at all, the potential adverse effect of the public announcement of the Purchase Agreements and the potential adverse effect of the delay or failure to complete the Purchase Agreements on the reputation of U.S. Energy;

91

●      the risk to the business of U.S. Energy, operations and financial results in the event that the Purchase Agreements are not consummated, including up to $1.5 million in deposits which may be forfeited;

●      the strategic direction of the combined company following the completion of the Purchase Agreements, which will be determined by a Board of Directors which could include a majority of members appointed by the Sellers;

●      the risk that the value of the Acquired Assets could decline after the execution of the Purchase Agreements and announcement of entering into the Purchase Agreements, particularly in light of the fact that the purchase price consideration would not be adjusted to reflect declines in the value of such assets;

●      the risk that as a result of the announcement of the Purchase Agreements, U.S. Energy’s existing relationships with partners and consultants could be significantly disrupted and U.S. Energy might have increased difficulty attracting new partners and consultants after such announcement;

●      the risk that certain provisions of the Purchase Agreements may have the effect of discouraging proposals for alternative acquisition transactions involving U.S. Energy, including the restriction on U.S. Energy’s ability to solicit proposals for alternative transactions;

●      the significant portion of U.S. Energy’s outstanding voting stock which will be issued as part of the Purchase Agreements, as well as the dilution to existing stockholders associated therewith; and

●      various other risks associated with the combined organization and the Purchase Agreements, including those described in the section entitled “Risk Factors“ in this proxy statement.

* * * * *

The above discussion of the factors considered by the Board of Directors is not intended to be exhaustive, but does set forth certain material factors considered by the Board. In view of the wide variety of factors considered in connection with its evaluation of the Purchase and the complexity of these matters, the Board of Directors did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative or specific weight or values to any of these factors, and individual directors may have held varied views of the relative importance of the factors considered. The Board of Directors viewed its position and recommendation as being based on an overall review of the totality of the information available to it.

The Board of Directors recommends that our stockholders vote “FOR” each of the Purchase Proposals.

Activities of U.S. Energy Following the Purchase

Following the completion of the Purchase Transaction, we plan to continue executing the Company’s business plan of acquiring and developing producing, mature oil and gas properties in the onshore United States, with a specific focus on developing the Acquired Assets.

Following the completion of the Purchase, U.S. Energy will continue to be a public company. U.S. Energy plans to file, to the extent required by applicable Nasdaq rules, an initial listing application with The Nasdaq Capital Market pursuant to Nasdaq’s “change of control” rules. If such application is accepted, U.S. Energy anticipates that U.S. Energy’s common stock will continue to be listed on The Nasdaq Capital Market following the closing under the trading symbol “USEG.” In the event such initial application is required, and is not accepted by Nasdaq, the Purchase may not close unless U.S. Energy and the Sellers mutually agreed to waive the closing condition regarding the continued listing of our common stock on the Nasdaq Capital Market following the Closing, which if waived, could mean that our common stock is delisted from the Nasdaq Capital Market at Closing. Notwithstanding the above, we currently believe that if we are required to re-meet the initial listing standards of the Nasdaq Capital Market at Closing, that we will be able to meet such listing requirements and that the Purchase will have no effect on the trading of our common stock on the Nasdaq Capital Market.

92

The Purchase will have no effect on the attributes of shares of U.S. Energy’s common stock held by U.S. Energy’s stockholders, except for the increase in such outstanding shares of common stock in connection with the issuance of the PSA Shares, as discussed in greater detail herein.

In the event the Purchase is not consummated, U.S. Energy plans to continue executing the Company’s business plan of acquiring and developing producing, mature oil and gas properties in the onshore United States, and continue to focus on its current assets and operations.

Certain Financial Projections

Other than annual financial guidance provided to investors, U.S. Energy does not, as a matter of course, publicly disclose internal projections as to its future performance, earnings or other results due to, among other reasons, the unpredictability of the underlying assumptions and estimates.

U.S. Energy is including the financial forecasted financial projections relating to the Acquired Assets disclosed below (collectively, the “Projections”) in this proxy statement to provide its stockholders with access to certain non-public unaudited projected financial information about the Acquired Assets that was made available to Johnson Rice for its use and reliance in connection with its financial analyses and fairness opinions, certain information from which was also made available to the Board, and is not being included in this proxy statement to induce any stockholder to vote in favor of the Purchase or any other proposal to be voted on at the Special Meeting. The Projections were generated solely for internal use and not developed with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial data, published guidelines of the SEC regarding forward-looking statements or GAAP. The Projections are forward-looking statements. All of the Projections summarized in this section were prepared by U.S. Energy management.

The Projections reflect numerous estimates and assumptions made by our senior management team with respect to general business and economic conditions and competitive, regulatory and other future events, as well as, among other things, matters related specifically to the recent operational performance, segment gross margins and anticipated development of the Acquired Assets, all of which are difficult to predict and inherently subjective and many of which are beyond our control. Please read the information set forth in the section below titled “Important Information About the Financial Projections.”

Summary of the Acquired Assets Forecasted Financial Information

The selected unaudited forecasted financial data below were prepared using flat New York Mercantile Exchange (NYMEX) pricing of $75.45 per Bbl for oil and flat Henry Hub pricing of $5.71 per Mcf for natural gas, representing spot pricing as of September 27, 2021:

($ in millions unless noted otherwise)	2021E	2022E
Net Production (MMBoe)	0.50	0.47
Total Revenue	$30.2	$29.8
EBITDA(1)	$15.4	$17.2
Operating Cash Flow	$11.8	$17.5

(1) EBITDA is a non-GAAP financial measure that excludes certain items that are included in net income, the most directly comparable GAAP financial measure. EBITDA is equal to total revenues minus total operating expenses, including production taxes and general and administrative costs.

ACTUAL FINANCIAL RESULTS AND COMMODITY PRICES MAY DIFFER FROM THE ABOVE ASSUMPTIONS. U.S. ENERGY HAS NOT UPDATED AND DOES NOT INTEND TO UPDATE OR OTHERWISE REVISE THE PROSPECTIVE FINANCIAL INFORMATION SET FORTH ABOVE, INCLUDING, WITHOUT LIMITATION, TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE SUCH INFORMATION WAS PREPARED OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, WHICH MAY INCLUDE, WITHOUT LIMITATION, CHANGES IN GENERAL ECONOMIC, REGULATORY OR INDUSTRY CONDITIONS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING THE PROSPECTIVE FINANCIAL INFORMATION ARE NO LONGER APPROPRIATE.

93

Important Information About the Financial Projections

While the Projections summarized in this section were prepared in good faith and management believes the assumptions on which the Projections were based were reasonable for the scenarios considered, no assurance can be made regarding future events. Since the projections cover multiple years, such information by its nature becomes less predictive with each successive year. The estimates and assumptions underlying the Projections involve judgments with respect to, among other things, future economic, competitive, regulatory and financial market conditions and future business decisions that may not be realized and that are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, including, among others, the risks and uncertainties described under the section titled “Cautionary Statement Regarding Forward-Looking Statements,” all of which are difficult to predict and many of which are beyond U.S. Energy’s control and will be beyond their control following the Purchase. The assumptions and estimates underlying the Projections, all of which are difficult to predict and many of which are beyond the control of U.S. Energy, may not be realized. There can be no assurance that the underlying assumptions will prove to be accurate or that the forecasted results will be realized, and actual results likely will differ, and may differ materially, from those reflected in the Projections, whether or not the Transactions are completed. Neither U.S. Energy nor any of its affiliates assumes any responsibility to its stockholders for the accuracy of this information.

In particular, the Projections, while presented with numerical specificity necessarily, were based on numerous variables and assumptions that are inherently uncertain. Because the Projections cover multiple years, by their nature, they become subject to greater uncertainty with each successive year. Important factors that may affect actual results and results in the Projections not being achieved include, but are not limited to, the effect of global economic conditions, fluctuations in foreign currency exchange rates, the cost and effect of changes in tax and other legislation and other risk factors described in U.S. Energy’s SEC filings, including U.S. Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, and described under the section above titled “Cautionary Statement Regarding Forward-Looking Statements”. The Projections also reflect assumptions as to certain business decisions that are subject to change. The information set forth in the Projections is not fact and should not be relied upon as being necessarily indicative of future results.

The Projections summarized in this section were not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial data, published guidelines of the SEC regarding forward-looking statements, or GAAP. U.S. Energy’s senior management team prepared the Projections in good faith and on a reasonable basis based on the best information available to U.S. Energy’s senior management team at the time the projections were prepared. The Projections, however, are not actual results and should not be relied upon as being necessarily indicative of actual future results, and readers of this proxy statement are cautioned not to place undue reliance on the information provided in this “Cautionary Statement Regarding Forward-Looking Statements” section of this proxy statement.

All of the Projections summarized in this section are based on information compiled by U.S. Energy’s senior management team. Plante & Moran, PLLC (“Plante & Moran”), U.S. Energy’s independent registered public accounting firm, did not provide any assistance in preparing the Projections and has not examined, compiled or otherwise performed any procedures with respect to the Projections and, accordingly, Plante & Moran has not expressed any opinion or given any other form of assurance with respect thereto and assumes no responsibility for the prospective financial information.

94

By including in this proxy statement a summary of the Projections, neither U.S. Energy nor any of its advisors or representatives has made or makes any representation to any person regarding the ultimate performance of the Acquired Assets compared to the information contained in the Projections. The Sellers have made no representation to U.S. Energy, in the Purchase Agreements or otherwise, concerning the Projections. The Projections summarized in this section were prepared during the periods described above and have not been updated to reflect any changes since the date of their preparation or any actual results of the Acquired Assets. U.S. Energy undertakes no obligation, except as required by law, to update or otherwise revise the Projections to reflect circumstances existing since their preparation or to reflect the occurrence of unanticipated events, even in the event that any or all of the underlying assumptions are not realized, or to reflect changes in general economic or industry conditions.

The inclusion of the Projections in this proxy statement should not be regarded as an indication that U.S. Energy, the Board of Directors, Johnson Rice or any party that received the Projections then considered, or now considers, the Projections to be necessarily predictive of actual future events, and the Projections should not be relied upon as such.

The foregoing summary of the Projections is not included in this proxy statement in order to induce any stockholder of U.S. Energy to vote in favor of the Purchase Proposals or any other Proposals.

Opinion of the Company’s Financial Advisor

Opinion

Pursuant to an engagement letter executed as of March 21, 2021, the Company retained Johnson Rice to act as the financial advisor to the Company’s Board of Directors in connection with the proposed Purchase. In connection with this engagement, the Company requested that Johnson Rice evaluate the fairness, from a financial point of view, to the Company’s stockholders of the consideration proposed to be paid by the Company to the Sellers for the Acquired Assets pursuant to the terms of the Purchase Agreements.

Johnson Rice is an internationally recognized investment banking firm that specializes in the energy, infrastructure and industrial sectors and is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, initial public offerings, secondary distributions of listed and unlisted securities and private placements. The Company selected Johnson Rice to act as financial advisor to the Company’s Board of Directors in connection with the proposed Purchase based on Johnson Rice’s qualifications, expertise and reputation, and its knowledge of the business and affairs of the Company.

On September 29, 2021, Johnson Rice rendered to the Company’s Board of Directors, its oral opinion, which was subsequently confirmed by delivery of a written opinion dated September 29, 2021, that, as of such date and based upon and subject to the assumptions made and limitations upon the analysis undertaken by Johnson Rice in preparing its opinion, the consideration to be paid by the Company pursuant to the terms of the Purchase Agreements was fair, from a financial point of view, to the stockholders of the Company.

The full text of Johnson Rice’s written opinion to the Company’s Board of Directors, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex E hereto and is incorporated by reference herein in its entirety. The following summary of Johnson Rice’s opinion is qualified in its entirety by reference to the full text of the opinion. Johnson Rice delivered its opinion to the Company’s Board of Directors for the benefit and use of the Company’s Board of Directors (in its capacity as such) in connection with and for purposes of its evaluation of the consideration to be given to the Sellers by the Company in the Purchase from a financial point of view. Johnson Rice’s opinion does not address any other aspect of the Purchase and does not constitute a recommendation to any stockholder of the Company as to how any such stockholder should vote or act in connection with the proposed Purchase.

95

In arriving at our opinion, we have reviewed and analyzed, among other things:

▪	A draft of the primary transaction documents including the Purchase Agreements, dated September 28, 2021.

▪	Annual Reports on Form 10-K or equivalent reports for each of the years in the three-year period ended December 31, 2020 for the Company and the Acquired Assets.

▪	Quarterly Reports on Form 10-Q or equivalent reports for each of the quarters in the three-year period ended June 30, 2021 for the Company and the Acquired Assets.

▪	Current Reports on Form 8-K filed over the preceding two-years for the Company.

▪	Certain other internal information, primarily financial in nature, prepared by the Company including internal financial forecasts and projections.

▪	Year end 2020 reserve reports and July 1, 2021 internally generated reserve reports for the Company and the Acquired Assets.

▪	Publicly available information concerning the trading of, and the trading market for, the Company’s shares.

▪	Publicly available information with respect to certain other companies that Johnson Rice believed to be comparable to the Company and the Acquired Assets, and the trading markets for certain of such companies’ securities.

▪	Publicly available information concerning the estimates of the future operating and financial performance of the Company and the Acquired Assets and the comparable companies prepared by industry experts unaffiliated with the Company.

▪	Publicly available information concerning the nature and terms of certain other transactions considered relevant to Johnson Rice’s analysis.

▪	Other information, such as financial studies, analyses and investigations, as well as financial, economic and market criteria, that Johnson Rice deemed relevant.

In arriving at its opinion, Johnson Rice, also met with certain officers and employees of the Company to discuss the foregoing and other matters that Johnson Rice believed relevant to its analysis.

In arriving at its opinion, Johnson Rice did not independently verify (and did not assume any responsibility or liability for independently verifying) any of the foregoing information and relied on such information being complete and accurate in all material respects. With respect to the financial forecasts and reserves information, the Company’s management informed Johnson Rice, and Johnson Rice assumed, that such financial forecasts and reserves information had been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the Company’s management as to the future financial and operating performance of the Company. Johnson Rice also assumed that the execution versions of the transaction documents, including the Purchase Agreements, would be substantially the same as the drafts of such documents that Johnson Rice reviewed and that the Purchase would be consummated in accordance with the terms set forth in the Purchase Agreements, without any waiver, amendment or delay of any terms or conditions. Johnson Rice also assumed that the representations and warranties made by the Company and the Sellers in the transaction documents, including the Purchase Agreements, are and will be true and correct in all respects material to its analysis. Johnson Rice also assumed that in connection with the receipt of all necessary governmental, regulatory or other approvals and consents required for the Purchase Agreements, no delays, limitations, conditions or restrictions would be imposed that would have a material adverse effect on the receipt of the consideration by the stockholders of the Company. Johnson Rice is not a legal, tax or regulatory advisor and has relied upon, without independent verification, the assessment of the Company and its legal, tax and regulatory advisors with respect to such matters. Johnson Rice did not perform any tax analysis, nor was Johnson Rice furnished with any such analysis. Johnson Rice did not conduct, and was not provided with any valuation or appraisal of any assets or liabilities, nor did it evaluate the solvency of the Company nor the Sellers under any state or federal laws relating to bankruptcy, insolvency or similar matters.

96

In conducting Johnson Rice’s analysis and arriving at its opinion as expressed herein, it has considered such financial and other factors as it deemed appropriate under the circumstances including, among others, the following: (i) the historical and current financial position and results of operations of the Company and the Acquired Assets; (ii) the business prospects of the Company; (iii) the historical and current market for the Company common stock and for the equity securities of certain other companies believed to be comparable to the Company and the Acquired Assets; (iv) the nature and terms of certain other transactions that Johnson Rice believe to be relevant; (v) the relative contribution of operating and financial metrics of the Company and the Acquired Assets; and (vi) the discounted proved producing reserve asset value of the Acquired Assets. Johnson Rice has also taken into account its assessment of general economic, market and financial conditions and its experience in connection with similar transactions and securities’ valuation generally. Johnson Rice’s opinion necessarily is based upon conditions as they exist and can be evaluated on, and only on the information made available at September 29, 2021. Events occurring after September 29, 2021, may affect this opinion and the assumptions used in preparing it, and Johnson Rice did not assume any obligation to update, revise or reaffirm its opinion.

Johnson Rice’s opinion is for the information of the Company’s Board of Directors (in its capacity as such) in connection with and for the purposes of its evaluation of the Purchase. Johnson Rice’s opinion does not address the relative merits of the Purchase as compared to any alternative business strategies or transactions that might exist for the Company. The opinion does not constitute a recommendation as to how any holder of shares of the Company Common Stock should vote on the Purchase or any matter related thereto. In addition, the Company has not asked Johnson Rice to address, and Johnson Rice’s opinion does not address, the fairness to, or any other consideration of, the holders of any class of securities, creditors or other constituencies of the Company, other than the holders of shares of the Company’s common stock. Johnson Rice expresses no opinion as to the price at which shares of the Company common stock will trade at any time. Furthermore, Johnson Rice does not express any view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation payable or to be received by any of the Company’s officers, directors or employees, or any class of such persons, in connection with the Purchase relative to the consideration to be received by holders of shares of the Company’s common stock.

The following represents a brief summary of the material financial analyses presented by Johnson Rice to the Company’s Board of Directors in connection with its opinion. The following summary, however, does not purport to be a complete description of the financial analyses performed by Johnson Rice. The order of analyses described does not represent relative importance or weight given to those analyses by Johnson Rice. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Johnson Rice’s financial analyses. Considering the summary data and tables alone without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by Johnson Rice. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before September 29, 2021 and is not necessarily indicative of current market conditions.

Selected Publicly Traded Comparable Companies Analysis.

Johnson Rice reviewed certain financial and operating information for the Acquired Assets and compared it to corresponding financial and operating information of certain publicly traded companies that Johnson Rice selected, based on its experience and professional judgment. Although none of the selected companies is directly comparable to the Acquired Assets, the companies listed below were chosen by Johnson Rice because, among other reasons, they are publicly traded companies with certain operational, business and/or financial characteristics that, for purposes of Johnson Rice’s analysis, may be considered similar to those of the Acquired Assets. However, because none of the selected companies is directly comparable to the Acquired Assets, Johnson Rice believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the selected public company analysis. Accordingly, Johnson Rice also made qualitative judgments, based on its experience and professional judgment, concerning differences between the operational, business and/or financial characteristics of the Acquired Assets and the selected companies that could affect the public trading values of each in order to provide a context in which to consider the results of the quantitative analysis.

97

Using publicly available information obtained from SEC filings and other data sources as of September 29, 2021, Johnson Rice calculated, for each selected company, such company’s enterprise value (calculated as the public equity value plus the book value of debt and certain liabilities less cash and cash equivalents), as a multiple of Wall Street research analyst consensus for calendar year 2021E (estimated), the next twelve months ended June 30, 2022, calendar year 2022E, and the second quarter of 2021 (Q2:2021) actual average daily production.

The selected comparable companies, include:

●	Earthstone Energy, Inc.
●	Denbury Inc.
●	Evolution Petroleum Corporation
●	Ring Energy, Inc.
●	Riley Exploration Permian, Inc.

For comparison to the Acquired Assets, Johnson Rice utilized the total consideration being paid to the Sellers for the Acquired Assets which was $94.3 million using the closing stock price on September 28, 2021, as a multiple of management’s estimates of EBITDA in calendar year 2021E, the next twelve months ended June 30, 2022, 2022E, and current average daily production. For purposes of this analysis, the total consideration is comprised of $89.7 million of equity consideration (19,905,736 shares of common stock multiplied by the closing stock price on September 28, 2021 of $4.51 per share) plus $1.25 million of cash consideration and the assumption of $3.3 million of indebtedness (“Consideration”).

The below table summarizes the Publicly Traded Comparable Companies Analysis:

Reference Multiple of the Consideration Divided By:	Acquired Assets		Low		Median		Mean		High
2021E EBITDA	6.1	x	4.9	x	6.1	x	7.9	x	12.9	x
Next Twelve Months EBITDA	5.0	x	4.0	x	5.1	x	6.4	x	10.3	x
2022E EBITDA	5.5	x	3.5	x	4.7	x	5.3	x	8.2	x
Average Daily Production (Boe/d)	$65,783		$43,378		$61,999		$62,111		$81,795

Selected Comparable Purchase Analysis

Johnson Rice analyzed certain information relating to 23 selected comparable exploration and production transactions dating back to the year 2019. Johnson Rice selected transactions based on their relevance in comparison to the Acquired Assets and relied on its experience and professional judgement. While certain characteristics of the selected transactions are comparable to the Acquired Assets, no single transaction is the same across the entire range of key criteria, which include: transaction value, size, corporate structure, and minority vs. majority transaction, asset vs. corporate transactions, EBITDA and cash flow generation, capital intensity and re-investment requirements, basin of operation, operating profile, production profile, leverage profile, commodity, production, and reserve characteristics.

For each of the comparable selected transactions, as well as for the Purchase contemplated by the Purchase Agreements, Johnson Rice calculated and compared the ratio of the transaction value or Consideration to the projected forward annual EBITDA and daily production at the time of the transaction. For comparison to the Acquired Assets, Johnson Rice utilized management’s estimates of next twelve months EBITDA and current average daily production for the Acquired Assets.

98

The following table summarizes the Comparable Selected Purchase Analysis:

Reference Multiple of the Consideration Divided By:	Acquired Assets		Low		Median		Mean		High
Forward Year / Next Twelve Months EBITDA	5.0	x	2.6	x	4.8	x	4.6	x	6.1	x
Current Average Daily Production (Boe/d)	$65,783		$21,301		$40,435		$41,771		$75,391

Accretion Dilution Analysis

Johnson Rice examined the estimated accretive / dilutive effects of the Purchase on a cash flow per share (“CFPS”) and earnings per share (“EPS”) basis in calendar years 2021E and 2022E of the Purchase to the Company’s common stock. This analysis assumes the Purchase closed June 30, 2021. Johnson Rice utilized the Company management’s financial estimates for calendar years 2021E and 2022E for the Company on a stand-alone basis, and pro forma for the contemplated Purchase. The financial estimates and implied EPS were analyzed on a tax-free basis.

Based on management’s estimates, the contemplated Purchase is 35% accretive to calendar year 2021E EPS and is neutral to 2022E EPS, is 63% accretive to 2021E CFPS and 19% accretive to 2022E CFPS.

Contribution Analysis

Johnson Rice prepared the relative contribution analysis comparing the contributions of the Company and the Acquired Assets to the combined Company. The Contribution Analysis provides a comparison of the contribution of revenue, EBITDA, proved developed producing (“PDP”) reserves, PDP PV-10, and current and estimated daily production of the Acquired Assets and the Company and compares their respective percentage contribution to the pro forma equity ownership of the Company’s existing stockholders and the Sellers.

Johnson Rice prepared this analysis based on:

▪	Management’s estimates of EBITDA for calendar year 2021E, next twelve months ended June 30, 2022, and calendar year 2022E.
▪	Management’s estimates of revenue for calendar year 2021E and 2022E.
▪	Average daily production actuals for July 2021 and management’s estimates for calendar years 2021E and 2022E.
▪	Total PDP reserves and PDP PV-10 for both entities.
▪	Johnson Rice also showed the net debt contributed by each party for illustrative purposes.

The following table summarizes the Contribution Analysis:

Relative Contribution Metric	The Company (%)	Acquired Assets (%)
PDP Reserves	24.3%	75.7%
PDP PV-10	24.4%	75.6%
Current Daily Production	21.0%	79.0%
2021 Estimated Average Daily Production	19.5%	80.5%
2022 Estimated Average Daily Production	21.0%	79.0%
2021 Estimated EBITDA	9.5%	90.5%
Next Twelve Months EBITDA	15.2%	84.8%
2022 Estimated EBITDA	16.2%	83.8%
2021 Estimated Revenue	18.9%	81.1%
2022 Estimated Revenue	22.1%	77.9%
Median	20.2%	79.8%
Mean	19.2%	80.8%
Pro Forma Equity Ownership	19.2%	80.8%
Net Debt Contributed (millions ($MM))	$0.0	$3.3

99

Discounted Proved Producing Asset Value Analysis

Johnson Rice conducted a Discounted Proved Producing Asset Value Analysis using management’s estimates of reserves and cash flows as of July 1, 2021, in order to analyze the Acquired Assets proved producing reserve value relative to the Consideration being paid for the Acquired Assets. The Discounted Proved Producing Asset Value Analysis provides a measure of value of the Acquired Assets by taking the present value of the cash flows of the proved developed producing reserves using various pricing assumptions for oil and natural gas and various discount rates. Pricing assumptions utilized included, NYMEX oil and Henry Hub natural gas Strip pricing, NYMEX oil and natural gas Henry Hub Spot pricing, and Johnson Rice’s internal price deck for oil and natural gas. Discount rates utilized included 8%, 10%, 12%, and 15%.

Johnson Rice also subtracted the present value of the Acquired Assets’ asset retirement obligations from each of the asset value outputs. Johnson Rice compared the Discounted Proved Producing Asset Values to the consideration being paid for the Acquired Assets in the contemplated transaction.

The following table summarizes the Discounted Proved Producing Asset Value analysis:

Discount Rate & Commodity Pricing Sensitivity	Strip Pricing 9/27/2021 ($MM)	Spot Pricing 9/27/2021 ($MM)	Johnson Rice Price Deck ($MM)
PDP PV-8	$69.11	$106.04	$77.85
PDP PV-10	$64.25	$96.81	$71.34
PDP PV-12	$60.19	$89.21	$65.96
PDP PV-15	$55.18	$80.04	$59.45
Consideration ($MM)		$94.32

Miscellaneous

As noted above, the discussion set forth above is a summary of the material financial analyses presented by Johnson Rice to the Company’s Board of Directors in connection with its opinion and is not a comprehensive description of all analyses undertaken by Johnson Rice in connection with its opinion. The presentation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial analysis should not rely on partial analysis or summary description. Johnson Rice believes that its analyses summarized above must be considered as a whole. Johnson Rice further believes that selecting portions of its analyses and the factors considered or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying Johnson Rice’s analyses and opinion. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that such analysis was given greater weight than any other analysis referred to in the summary.

In performing its analyses, Johnson Rice considered industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company. The estimates of the future performance of the Company in or underlying Johnson Rice’s analyses are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those estimates or those suggested by Johnson Rice’s analyses. These analyses were prepared solely as part of Johnson Rice’s analysis of the fairness, from a financial point of view, of the Consideration and were provided to the Company’s Board of Directors in connection with the delivery of Johnson Rice’s opinion. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities have traded or may trade at any time in the future. Accordingly, the estimates used in, and the ranges of valuations resulting from, any particular analysis described above are inherently subject to substantial uncertainty and should not be taken to be Johnson Rice’s view of the actual values of the Company.

100

The type and amount of consideration payable in the Purchase was determined through negotiations between the officers of the Company and the Sellers, and was approved by the Company’s Board of Directors. The decision to enter into the Purchase Agreements was solely that of the Company’s Board of Directors. As described above, Johnson Rice’s opinion and analyses were only one of many factors considered by the Company’s Board of Directors in its evaluation of the Purchase and should not be viewed as determinative of the views of the Company’s Board of Directors or management with respect to the Purchase or the Consideration.

Johnson Rice is acting as financial advisor to the Company in connection with the Purchase and will receive a fee for our services should the Purchase be consummated. Johnson Rice has received a fee for rendering its opinion that was not contingent upon the Purchase closing and has been paid a retainer in connection with this engagement. Johnson Rice will also be reimbursed for expenses incurred. The Company has agreed to indemnify Johnson Rice for certain liabilities that may arise out of its engagement. In the past, Johnson Rice has not provided investment banking and financial advisory services to the Company for which it received compensation. Johnson Rice has never provided investment banking or financial advisory services to the Sellers. Johnson Rice may in the future provide financial advice and services to the Company, Sellers and their respective affiliates for which it would expect to receive compensation.

In the ordinary course of Johnson Rice’s business, Johnson Rice actively trades equity securities for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in securities of the Company.

Purchase Agreements Consideration

The initial base purchase price for the Acquired Assets is (a) $125,000 in cash and 6,568,828 shares of our common stock, as to Lubbock; (b) $1,000,000 in cash, the assumption of $3.3 million in liabilities, and 6,790,524 shares of common stock, as well as the novation or liquidation of certain hedges which had a mark to market loss of approximately $3.4 million as of the date of this proxy statement, as to Banner; and (c) $125,000 in cash and 6,546,384 shares of common stock, as to Synergy. The aggregate purchase price under all the Purchase Agreements will be $1.25 million in cash, 19,905,736 shares of common stock, and the assumption of $3.3 million in debt, as well as the novation or liquidation of certain hedges which had a mark to market loss of approximately $3.4 million as of the date of this proxy statement.

The Company anticipates repaying the debt in full at the Closing in cash. The initial base purchase prices are also subject to customary working capital and other adjustments discussed below under “Agreements Related to the Purchase—Consideration for the Purchase; Purchase Price Adjustments“.

The 19,905,736 shares of common stock issuable to the Sellers at the Closing are expected to constitute 80.8% of our total outstanding shares of common stock following the Closing, based on a total of 4,676,301 shares of common stock issued and outstanding as of the Record Date.

The Company plans to pay the amounts payable in cash at Closing from its cash on hand.

Separately, as part of the Banner Purchase Agreement, we agreed, at Closing, to either (1) use commercially reasonable efforts to cause certain hedging obligations which we have agreed to assume (which relate to 120,000 barrels of West Texas Intermediate (WTI) crude oil and 300,000 thousand cubic feet (Mcf) of Henry Hub natural gas from January 2022 through June 2023, utilizing various swaps and costless collars (the “Hedging Obligations”) to be novated to us, or (2) liquidate such Hedging Obligations and remit one or more cash payments to the holders thereof to settle such Hedging Obligations. At October 12, 2021, the hedge position had a mark to market loss of approximately $3.4 million.

101

Each Purchase Agreement required the Company to place a $500,000 deposit into escrow ($1.5 million in aggregate)(the “Deposits”). The Deposits are to be used for closing price adjustments, and subject to certain liquidated damages provisions of the Purchase Agreements, in the event the Purchase Agreements are terminated under certain circumstances. See “Agreements Related to the Purchase—The Purchase Agreements—Termination of the Purchase Agreements“ for additional information.

The Purchase Agreements do not include a price-based termination right, so there will be no adjustment to the total number of shares of U.S. Energy common stock that the Sellers will be entitled to receive for changes in the market price of U.S. Energy common stock. Accordingly, the market value of the shares of U.S. Energy common stock issued pursuant to the Purchase Agreements will depend on the market value of the shares of U.S. Energy common stock at the time the Purchase Agreements close, and could vary significantly from the market value on the date of this proxy statement.

Effective Time of the Purchase Agreements

The Purchase Agreements requires the parties to complete the Purchase Agreements on the 5th business day after all of the conditions to the completion of the Purchase Agreements contained in the Purchase Agreements are satisfied or waived, including, among others, the adoption of the Purchase Agreements by the stockholders of U.S. Energy and the approval by U.S. Energy stockholders of the Purchase Agreements and the issuance of U.S. Energy common stock in connection therewith. The Purchase Agreements will become effective on the Closing Date. As the Purchase is contingent on the closing of each of the Purchase Agreements, the Closing therefore refers to the simultaneous closing of the transactions contemplated by each of the Purchase Agreements.

The Purchase will be effective for all purposes as of 12:01 a.m., Houston, Texas time on the first day of the month in which Closing occurs.

Governmental and Regulatory Approvals

U.S. Energy must comply with applicable federal and state securities laws and the rules and regulations of The Nasdaq Stock Market in connection with the issuance of shares of U.S. Energy common stock upon the closing of the Purchase Agreements.

U.S. Energy and the Sellers have determined that no antitrust or competition law approvals, or other governmental or regulatory approvals are required to be applied for or obtained in any jurisdiction in connection with the Purchase, provided that as discussed in greater detail below under, “The Purchase—Nasdaq Stock Market Listing“, Nasdaq is required to approve the additional listing of the PSA Shares on Nasdaq and to the extent required, the initial listing of U.S. Energy’s common stock following the Closing.

No Appraisal or Dissent Rights

Under the WBCA, appraisal rights or rights of dissent are not available to any stockholder in connection with the Purchase, regardless of whether such stockholder votes for or against the approval of the Purchase Proposals.

Expenses, Fees and Costs

All fees and expenses incurred by the Company in connection with the Purchase be paid by the party incurring those fees or expenses. However, if a Seller is entitled to terminate its applicable Purchase Agreement pursuant to a material breach by us of any applicable provision of the applicable Purchase Agreement (subject to certain cure rights), or an update to a disclosure schedule by us prior to Closing would constitute a material adverse effect on our operations or assets, or if (i) our Board changes their recommendation to stockholders to approve the Purchase Agreements and the terms thereof, (ii) we breach or fail to perform in any material respect our obligations to file and mail this proxy statement or hold the Special Meeting, (iii) the required stockholder approval of the Purchase Agreements and issuance of the PSA Shares is not obtained, or the additional listing approval of such shares on the Nasdaq Capital Market has not been obtained, by February 28, 2022, or (iv) any of the other Purchase Agreements are terminated prior to Closing, such Seller has the right, as their sole and exclusive remedy and in lieu of all other damages, to terminate the agreement, receive the applicable Deposit ($500,000 each) as liquidated damages and be entitled to reimbursement from us of all of the Sellers’ reasonable out-of-pocket expenses incurred in connection with the contemplated transaction.

102

Tax Treatment of the Purchase Agreements

Since U.S. Energy stockholders will continue to own and hold their existing shares of U.S. Energy common stock following the Purchase Agreements, we anticipate that the Purchase Agreements generally will not result in U.S. federal income tax consequences to U.S. Energy stockholders.

However, tax matters are very complicated and the tax consequences to a particular U.S. Energy stockholder will depend on such stockholder’s circumstances. Accordingly, you should consult your tax advisor for a full understanding of the tax consequences of the Purchase Agreements to you, including the applicability and effect of federal, state, local and foreign income and other tax laws.

Nasdaq Stock Market Listing

U.S. Energy common stock is currently listed on The Nasdaq Capital Market under the symbol “USEG.” U.S. Energy has agreed to use commercially reasonable efforts to obtain approval for listing on The Nasdaq Capital Market of the shares of U.S. Energy common stock that Sellers will be entitled to receive pursuant to the Purchase Agreements.

U.S. Energy plans to file, to the extent required by applicable Nasdaq rules, an initial listing application with The Nasdaq Capital Market pursuant to Nasdaq’s “change of control” rules. If such application is accepted, U.S. Energy anticipates that U.S. Energy’s common stock will continue to be listed on The Nasdaq Capital Market following the closing under the trading symbol “USEG.” In the event such initial application is required, and is not accepted by Nasdaq, the Purchase may not close unless U.S. Energy and the Sellers mutually agreed to waive the closing condition regarding the continued listing of our common stock on the Nasdaq Capital Market following the Closing, which if waived, could mean that our common stock is delisted from the Nasdaq Capital Market at Closing. Notwithstanding the above, we currently believe that if we are required to re-meet the initial listing standards of the Nasdaq Capital Market at Closing, that we will be able to meet such listing requirements and that the Purchase will have no effect on the trading of our common stock on the Nasdaq Capital Market.

Anticipated Accounting Treatment

U.S. Energy currently expects to treat the Purchase Agreements as an asset acquisition under accounting principles generally accepted in the United States, or GAAP. As an asset acquisition, the cost of the acquisition will be allocated to the acquired assets and assumed liabilities on a relative fair value basis. The assets and liabilities acquired by U.S. Energy will be recorded, as of the completion of the Purchase Agreements in the financial statements of U.S. Energy. The financial statements of U.S. Energy issued after the completion of the Purchase Agreements will reflect these values but will not be restated retroactively to reflect the historical financial position or results of operations of U.S. Energy.

Management Following the Purchase Agreements

Pursuant to the Purchase Agreements, we agreed, effective as of the closing of the Purchase, (i) to increase the size of the Company’s Board of Directors to seven members (with one of the current members of the Board resigning), and to appoint (a) Mr. John A. Weinzierl, the Chief Executive Officer of Lubbock, who has been designated by Lubbock, as a director and Chairman; (b) Joshua Bachelor, the Managing Partner of Sage Road, who has been designated by Banner, as a director; and (c) Mr. Duane H. King, the Chief Executive Officer of Synergy, who has been designated by Synergy, as a director.

103

At the Closing, we also agreed to appoint Mr. Weinzierl as; and Donald Kessel, who is currently Vice President-Operations (non-executive) of the Company, as Chief Operating Officer of the Company, and to continue to employ Ryan L. Smith (our current Chief Executive Officer, President and Chief Financial Officer) as Chief Executive Officer and Chief Financial Officer of the Company.

Additionally, a required term and condition of the Closing is that the Company and each of the Sellers enter into a Nominating and Voting Agreement (discussed in greater detail below under see “Agreements Related to the Purchase—Nominating and Voting Agreement“), which will provide for all the Sellers to agree to continue and appoint and nominate each of their designated director nominees to the Board of Directors, with each Seller having the right, for so long as they hold at least 15% of the Company’s outstanding common stock, to appoint two members to the Board of Directors of the Company, provided that it is currently contemplated that the Sellers will only appoint one person each to the Board of Directors at Closing, and each Seller thereafter having the right, for so long as they hold at least 5% of the Company’s outstanding common stock, to appoint one member to the Board of Directors.

Biographical information for each of the newly appointed officers of the Company and members of the Board of Directors of the Company following the closing, are included below under “Management Following the Purchase—Executive Officers and Directors of the Combined Company Following the Purchase“.

Indemnification of Parties to the Purchase Agreements

For a description of the indemnification rights afforded to U.S. Energy’s directors and officers under the Purchase Agreements, see “Agreements Related to the Purchase—The Purchase Agreements—Indemnification“.

Limitations of Liability and Indemnification of the U.S. Energy Officers and Directors

Our directors and officers are indemnified as provided by the Wyoming Business Corporation Act (“WBCA”) and our Amended and Restated Bylaws.

Our Amended and Restated Bylaws provide that we will indemnify our officers and directors, including the advancement of expenses, to the fullest extent permitted by and in the manner permissible under the WBCA, and that we may maintain insurance, at our expense, to protect against any expense, liability or loss on our behalf or on behalf of our officers, directors, employees or agents, whether or not we would have the power to indemnify such person against such expense, liability or loss under the WBCA.

The WBCA, provides that a corporation shall indemnify its directors and any officers who are not directors, who were wholly successful, on the merits or otherwise, in the defense of any proceeding to which such person was a party because he or she was a director (or officer) of the corporation against reasonable expenses incurred by the person in connection with the proceeding.

The WBCA also provides that a corporation may indemnify an individual who is a party to a proceeding because the individual is a director against liability incurred in the proceeding if:

(i)   (A) The director conducted himself or herself in good faith; and

(B) He or she reasonably believed that his or her conduct was in or at least not opposed to the corporation’s best interests; and

104

(C) In the case of any criminal proceeding, the director had no reasonable cause to believe his or her conduct was unlawful; or

(ii)  The director engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the corporation’s articles of incorporation (provided that the Company’s Articles of Incorporation, as amended and restated, do not include any provisions relating to indemnification).

Additionally, the termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the director did not meet the standard of conduct described above.

However, unless ordered by a court, a corporation may not indemnify a director:

(i) In connection with a proceeding by or in the right of the corporation, except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the standard of conduct above; or

(ii) In connection with any proceeding with respect to conduct for which he or she was adjudged liable on the basis that he or she received a financial benefit to which he or she was not entitled, whether or not involving action in the director’s capacity.

Under the WBCA, a corporation may, before final disposition of a proceeding, advance funds to pay for or reimburse the expenses incurred in connection with the proceeding by an individual who is a party to a proceeding because that individual is a member of the Board of Directors under certain circumstances.

Additionally, under the WBCA, a corporation may indemnify and advance expenses to an officer of the corporation who is a party to a proceeding because he or she is an officer of the corporation:

(i) To the same extent as a director; and

(ii) If he or she is an officer but not a director, to such further extent as may be provided by the articles of incorporation, the Bylaws, a resolution of the Board of Directors or contract, except for:

(A) Liability in connection with a proceeding by or in the right of the corporation other than for expenses incurred in connection with the proceeding; or

(B) Liability arising out of conduct that constitutes:

(I) Receipt by the officer of a financial benefit to which he or she is not entitled;

(II) An intentional infliction of harm on the corporation or the stockholders; or

(III) An intentional violation of criminal law.

A corporation may also indemnify and advance expenses to a current or former officer, employee or agent who is not a director to the extent, consistent with public policy, that may be provided by its articles of incorporation, Bylaws, general or specific action of its Board of Directors or contract.

105

Notwithstanding the above, insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is theretofore unenforceable.

Separately, pursuant to the Company’s Amended and Restated Articles of Incorporation, as amended and restated, no director of the Company is personally liable to the Company or any stockholder for monetary damages for breach of fiduciary duty as a director, except in connection with an unlawful distribution under the WBCA, or any amendment thereto or successor provision thereto, and except for any matter in respect of which such director is liable by reason that the director (i) has breached his or her duty of loyalty to the Company or its stockholders, (ii) has not acted in good faith or, in failing to act, has not acted in good faith, (iii) has acted in a manner involving intentional misconduct or a knowing violation of law or, in failing to act, has acted in a manner involving intentional misconduct or a knowing violation of law, or (iv) has derived an improper personal benefit.

As there will be no change to our Articles of Incorporation as amended and restated, as a result of the Purchase Agreements, our officers and directors will have the same limits on their liability and rights to indemnification after the closing as they have prior to the closing, and all new officers and directors of the combined company will similarly have the limited liability and indemnification rights described above under our governing documents upon their appointment at the time of the Closing.

Material U.S. Federal Income Tax Consequences of the Purchase

The following discussion is a general summary of the anticipated material U.S. federal income tax consequences of the Purchase. The following discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), its legislative history, currently applicable and proposed Treasury Regulations under the Code and published rulings and decisions, all as currently in effect as of the date of this proxy statement, and all of which are subject to change, possibly with retroactive effect. Tax consequences under state, local and non-U.S. laws, or federal laws other than those pertaining to income tax, are not addressed in this proxy statement. No rulings have been requested or received from the Internal Revenue Service (the “IRS”) as to the tax consequences of the Purchase and there is no intent to seek any such ruling. Accordingly, no assurance can be given that the IRS will not challenge the tax treatment of the Purchase discussed below or, if it does challenge the tax treatment, that it will not be successful.

The Purchase will be treated for U.S. federal income tax purposes as a tax-free exchange in accordance with Section 351 of the U.S. Internal Revenue Code of 1986, as amended.

In addition, in general, under Section 382 of the Code, a corporation that undergoes an “ownership change” is subject to annual limitations on its ability to use its pre-change net operating losses (NOLs) or other tax attributes to offset future taxable income or reduce taxes. The issuance of the PSA Shares to the Sellers and other changes in our stock ownership may result in an ownership change within the meaning of Section 382 of the Code; accordingly, our pre-Closing NOLs may be subject to limitation under Section 382. This may have a material adverse effect on our future operating results.

This summary is not a complete description of all of the tax consequences of the Purchase that may be relevant to you. Stockholders should consult their own tax advisers for advice regarding the U.S. federal, state, local and other tax consequences if proceeds from the Purchase are distributed or paid to stockholders.

Meeting of U.S. Energy’s Stockholders

U.S. Energy is obligated under the Purchase Agreements to call, give notice of, convene and hold a meeting of its stockholders for the purposes of voting on the Purchase Agreements and the issuance of shares of U.S. Energy common stock pursuant to the Purchase Agreements. The U.S. Energy stockholders’ meeting will be held as promptly as practicable after the date that the definitive proxy statement is filed with the SEC and the SEC either does not comment on such proxy statement, or notifies U.S. Energy that it has no comments on such proxy statement (or any amendment thereto). If on the scheduled date of the Special Meeting, U.S. Energy has not obtained the requisite approval of its stockholders, U.S. Energy will have the right to adjourn or postpone the stockholder meeting to a later date or dates, such later date or dates not to exceed 30 days from the original date that the stockholder meeting was scheduled.

106

Employment Matters

Effective as of the Closing Date of the Purchase, U.S. Energy is required to make offers of employment to certain employees of Synergy who are employees of Synergy on the date of Closing. Such offers of employment shall be for six months after the date of Closing, except pursuant to terminations for Cause. Additionally, effective as of the Closing Date of the Purchase, U.S. Energy will enter into a Transition Services Agreement (“TSA”) with Banner to provide accounting support and other transition services. The TSA will remain in place for six months and U.S. Energy will pay Banner $90,000 per month during the duration of the TSA.

Interests of Certain Persons in the Purchase

General

In considering the recommendation of the Board of Directors that U.S. Energy’s stockholders vote “FOR” the Purchase Proposals, you should be aware that U.S. Energy’s directors and executive officers may have financial interests in the Purchase that may be in addition to, or different from, their interests as stockholders generally. The Board of Directors was aware of these interests and considered them, among other matters, in approving the Purchase. Stockholders should take these benefits into account in deciding whether to vote for the Purchase Proposals. As described in more detail below, these interests include:

●       severance benefits to which each Mr. Ryan L. Smith, our Chief Executive Officer, Chief Financial Officer would become entitled in the event of a change of control of U.S. Energy and/or his termination of employment within specified periods of time relative to the completion of the Purchase Agreements, as discussed in further detail below; and

●       that Mr. Smith, Mr. Denny, Mr. Keys, and Mr. Slack, who are currently directors of U.S. Energy, will serve as four of the seven members of the Board of Managers of the Company following the Closing.

The Board of Directors of U.S. Energy was aware of these potential conflicts of interest (to the extent they existed at the time the board approved the Purchase Agreements) and considered them, among other matters, in reaching their respective decisions to approve the Purchase Agreements and the Purchase Agreements, and to recommend, as applicable, that the U.S. Energy stockholders approve the proposals to be presented to the U.S. Energy stockholders for consideration at the Special Meeting as contemplated by this proxy statement. For further information with respect to the arrangements between U.S. Energy and its executive officers, directors and affiliates described in this section, as well as other arrangements between U.S. Energy and its executive officers, directors and affiliates, please see our Definitive Proxy Statement filed with the SEC pursuant to Regulation 14A on April 29, 2021, copies of which are available from the Company free of charge as discussed in greater detail below under “Where You Can Find More Information; Incorporation of Information by Reference”.

107

Named Executive Officer Change of Control Payments

As described in greater detail under “Management Following The Purchase— Employment Arrangement with Mr. Ryan L. Smith”, the employment agreement of Mr. Ryan L. Smith, our President, Chief Executive Officer and Chief Financial Officer, includes a provision which provides that, if Mr. Smith is terminated upon a Change of Control (as defined below) of the Company or during the eighteen (18) month period following such Change of Control, he is terminated by the Company without Cause (as defined below) or he terminates his employment with Good Reason (as defined below), he is entitled to: (i) the payment of all accrued obligations; (ii) any unpaid annual bonus in respect of any completed fiscal year that has ended prior to the date of such termination with such amount determined based on actual performance during such fiscal year as determined by the Compensation Committee; (iii) a lump sum cash payment equal to twelve (12) months compensation at the his base rate (currently $240,000 per year); (iv) a lump sum cash payment equal to the value of any non-discretionary annual cash bonus that would have been payable based on actual performance, pro-rated for the period he worked prior to termination; and (v) for a maximum period of twelve (12) months, a monthly cash payment equal to the “applicable percentage” of the monthly COBRA premium cost applicable to Mr. Smith, if Mr. Smith (or his dependents) is eligible, elects and continues COBRA coverage, or similar coverage as provided by similar state law, in connection with such termination, (for purposes hereof, the “applicable percentage” is the percentage of Mr. Smith’s health care premium costs covered by the Company as of the date of termination limited to the extent the Company can legally provide under its health insurance contract); and (vi) immediate vesting of any and all equity or equity-related awards previously awarded to Mr. Smith, irrespective of type of award (collectively, the “Termination Payments”), plus a lump-sum cash payment equal to two (2.0) times the total of (i) Mr. Smith’s then total base salary (currently $240,000), plus (ii) an amount equal to the value of the annual cash bonus earned during the fiscal year immediately preceding the year of such termination pursuant (which bonus for fiscal 2020 was $240,000)(the “Change of Control Premium”). In addition, the Compensation Committee, in its sole discretion, may award an additional cash bonus related to the Change of Control transaction, if the terms of the transaction are deemed to be significantly favorable to the Company.

For the purposes of the employment agreement, “Change of Control” means (i) the occurrence of a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company; and (ii) a merger, consolidation, or reorganization of the Company with or involving any other entity, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization. We anticipate that the closing of the Purchase Agreements will constitute a Change of Control under Mr. Smith’s the employment agreement.

“Cause” means (i) a material breach of the terms and conditions of Mr. Smith’s employment agreement with the Company, (ii) Mr. Smith’s act(s) of gross negligence or willful misconduct in the course of Mr. Smith’s employment thereunder that is injurious to the Company or its affiliates, (iii) willful failure or refusal by Mr. Smith to perform in any material respect Mr. Smith’s duties or responsibilities, (iv) misappropriation by Mr. Smith of any assets of the Company or any of its affiliates, (v) embezzlement or fraud committed by Mr. Smith, or at Mr. Smith’s direction, (vi) Mr. Smith’s conviction of, or pleading “guilty” or “no contest” to a felony under state or federal law.

“Good Reason” means, that without Mr. Smith’s consent, (i) Company fails to pay any compensation under the employment agreement when due or to perform any other obligation of the Company under the employment agreement, or (ii) the relocation of Mr. Smith’s principal place of business by more than fifty (50) miles from Houston, Texas, or any other geographic location mutually agreed to by the Company and Mr. Smith.

The required payment of any Change of Control Premium due to Mr. Smith may have a material adverse effect on the Company’s available cash and ability to support its operations post-Closing.

108

Golden Parachute Compensation

This section sets forth information regarding “golden parachute” compensation payable to our executive officers. The amounts set forth in the table are estimates based on multiple assumptions that may or may not actually occur, including assumptions described in this proxy statement and in the footnotes to the table. As a result, the actual amounts, if any, that an executive officer receives may materially differ from the amounts set forth in the table.

The table below assumes that (a) a termination of employment will occur on December 31, 2021, which date is used solely for the purposes of the disclosure in the table, (b) the employment of the executive officer will be terminated without ‘cause’, entitling the executive officer to receive severance payments and benefits, (c) no executive officer receives any additional equity grants on or prior to the date of termination, (d) no executive officer enters into any other new agreements or is otherwise legally entitled to, prior to the Sale, additional compensation or benefits, and (e) any bonus provided for the 2021 fiscal year will be identical to the bonus provided for the 2020 fiscal year. The amounts shown in the table do not include the value of payments or benefits that would have been earned, or any amounts associated with equity awards that would have vested pursuant to their terms, on or prior to the assumed termination date, or the value of payments or benefits that are not based on or otherwise related to a termination. Payments that are conditioned on both the occurrence of the Purchase as well as the executive officer’s termination of employment are payable on a “double-trigger” basis and payments that are conditioned only upon the occurrence of the Purchase as being payable on a “single-trigger” basis (of which there are none). The individual named below represents the executive officer that was listed in our annual proxy with respect to the fiscal year ending December 31, 2020.

Name	Cash(1)(2)	Equity ($)(3)	Perquisites/ Benefits(4)	Total*
Ryan L. Smith	$1,440,000	$492,280	$30,000	$1,962,280

*	No named executive officer will receive any pension/non-qualified deferred compensation, tax reimbursements or other consideration on a “single trigger” or “double trigger” basis under their employment agreements or otherwise, as a result of the Closing of the Purchase or the termination of their employment with the Company.

(1)	Pursuant to Mr. Smith’s employment agreement, if Mr. Smith is terminated upon a Change of Control (as defined above) of the Company or during the eighteen (18) month period following such Change of Control, he is terminated by the Company without Cause (as defined above) or he terminates his employment with Good Reason (as defined above), he is entitled to: (i) the payment of all accrued obligations; (ii) any unpaid annual bonus in respect of any completed fiscal year that has ended prior to the date of such termination with such amount determined based on actual performance during such fiscal year as determined by the Compensation Committee; (iii) a lump sum cash payment equal to twelve (12) months compensation at the his base rate (currently $240,000 per year); (iv) a lump sum cash payment equal to the value of any non-discretionary annual cash bonus that would have been payable based on actual performance, pro-rated for the period he worked prior to termination; and (v) for a maximum period of twelve (12) months, a monthly cash payment equal to the “applicable percentage” of the monthly COBRA premium cost applicable to Mr. Smith, if Mr. Smith (or his dependents) is eligible, elects and continues COBRA coverage, or similar coverage as provided by similar state law, in connection with such termination, (for purposes hereof, the “applicable percentage” is the percentage of Mr. Smith’s health care premium costs covered by the Company as of the date of termination limited to the extent the Company can legally provide under its health insurance contract); and (vi) immediate vesting of any and all equity or equity-related awards previously awarded to Mr. Smith, irrespective of type of award (collectively, the “Termination Payments”), plus a lump-sum cash payment equal to two (2.0) times the total of (i) Mr. Smith’s then total base salary (currently $240,000), plus (ii) an amount equal to the value of the annual cash bonus earned during the fiscal year immediately preceding the year of such termination pursuant (which bonus for fiscal 2020 was $240,000)(the “Change of Control Premium”).

(2)	The amounts represent the amounts payable as (i) severance under Mr. Smith’s employment agreement upon a termination without cause, and (ii) the prorated bonus due using the assumed date of the Closing in connection with a termination without cause. All such amounts described in the immediately preceding sentence are payable to Mr. Smith upon a qualifying termination whether or not the Purchase occurs (provided that the specific amounts due vary depending on whether Mr. Smith is terminated in connection with a Change of Control or otherwise as described in footnote (3)). No amounts are payable to the executives on a “single-trigger” or “double-trigger” basis.

109

(3)	Represents the value of 124,000 shares of common stock which vest to Mr. Smith at varying times during 2022, 2023, and 2024, but would vest immediately upon a termination without cause or in connection with a Change of Control.

(4)	Represents the monthly COBRA premium cost applicable to Mr. Smith, if Mr. Smith (or his dependents) is eligible, elects and continues COBRA coverage, or similar coverage as provided by similar state law, in connection with such termination

Cash Bonuses

While the Board of Directors does not currently anticipate that it will award cash bonuses in connection with the Purchase, the Board of Directors reserves its right to award cash bonuses to certain executive officers of the Company following the Closing.

Future Arrangements

It is anticipated that certain Synergy employees who are engaged in the Acquired Assets will become employees of U.S. Energy following the Closing, and such persons may enter into new compensation arrangements with U.S. Energy. Those arrangements may include, among other things, agreements regarding future terms of employment, the right to receive equity or equity-based awards of U.S. Energy and/or to receive retention bonus awards. Any of these types of arrangements are currently expected to be entered into at or after the Closing, if at all. There can be no assurance that the applicable parties will reach an agreement on any terms, or at all. Separately, we expect to enter into employment agreements with the new executive officers of U.S. Energy following the Closing, who are discussed in greater detail under “Management Following the Purchase—Executive Officers and Directors of the Combined Company Following the Purchase“, which we anticipate will be on terms customary with such person’s experience and public companies similarly situated to U.S. Energy, all of which will be approved by the Board and where required, the Compensation Committee and/or Audit Committee of the Board.

Stock Options and Change of Control Event Under our 2012 Stock Plan

U.S. Energy stock options and other equity awards that are outstanding immediately prior to the effective time of the Purchase Agreements will remain outstanding and be unaffected by the Purchase Agreements, except as described below.

Under U.S. Energy’s Amended and Restated 2012 Equity and Performance Plan (the “2012 Plan”), a “Change in Control” includes the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the then-outstanding Shares of Common Stock plus any other outstanding shares of stock of the Corporation entitled to vote in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the Company and any employee benefit plan (or related trust) sponsored by it shall not be deemed to be a Person, and as such, the Purchase will be deemed a Change in Control under the 2012 Plan.

AGREEMENTS RELATED TO THE PURCHASE

The Purchase Agreements

General

The following is a summary of the material terms of the Purchase Agreements. Because the closing of each of the three Purchase Agreements is contingent on each other, i.e., because none of the Purchase Agreements will close unless they all close; because each of the Purchase Agreements were negotiated simultaneously; and because each of the Purchase Agreements have substantially similar terms and provisions, U.S. Energy believes that the combined discussion of all three Purchase Agreements below makes the most sense, and avoids the need to duplicate identical disclosures. Where the terms of any Purchase Agreement differ materially from the other Purchaser Agreements, such difference has been noted below.

110

The Purchase Agreements have been attached to this proxy statement to provide you with information regarding their terms. They are not intended to provide any other factual information about U.S. Energy, the Sellers or the Acquired Assets. The following description does not purport to be complete and are qualified in its entirety by reference to the Purchase Agreements. You should refer to the full text of the Purchase Agreements for details of the Purchase and the terms and conditions of the Purchase Agreements.

Additionally, the representations, warranties and covenants described herein and contained in the Purchase Agreements have been made only for the purpose of the Purchase Agreements and, as such, are intended solely for the benefit of U.S. Energy and the Sellers. In many cases, these representations, warranties and covenants are subject to limitations agreed upon by the parties and are qualified by certain disclosures exchanged by the parties in connection with the execution of the Purchase Agreements. Furthermore, many of the representations and warranties contained in the Purchase Agreements are the result of a negotiated allocation of contractual risk among the parties and, taken in isolation, do not necessarily reflect facts about U.S. Energy and the Sellers, their respective affiliates or any other party. Likewise, any references to materiality contained in the representations and warranties may not correspond to concepts of materiality applicable to investors or stockholders. Finally, information concerning the subject matter of the representations and warranties may have changed since the date of the Purchase Agreements or may change in the future, and these changes may not be fully reflected in the public disclosures made by U.S. Energy and Sellers. As a result of the foregoing, you are strongly encouraged not to rely on the representations, warranties and covenants contained in the Purchase Agreements, or any descriptions thereof, as accurate characterizations of the state of facts or condition of U.S. Energy, the Acquired Assets, the Sellers, or any other party. You are likewise cautioned that you are not a third-party beneficiary under the Purchase Agreements and do not have any direct rights or remedies pursuant to the Purchase Agreements.

While U.S. Energy and the Sellers, all believe that this description covers the material terms of the Purchase and the Purchase Agreements, it may not contain all of the information that is important to you. You should read carefully this entire proxy statement for a more complete understanding of the Purchase and the Purchase Agreements, including the Lubbock Purchase Agreement, the Banner Purchase Agreement, and The Synergy Purchase Agreement, attached as Annex A, Annex B, Annex C, as amended by the First Amendment thereto attached hereto as Annex D, the opinion of Johnson Rice attached as Annex E, and the other documents to which you are referred herein and/or are incorporated by reference herein. See the section titled “Where You Can Find More Information; Incorporation of Information by Reference“.

Structure

Pursuant to the Purchase Agreements, we agreed to acquire certain oil and gas properties from the Sellers, representing a diversified, mature portfolio of operated, producing, oil-weighted assets located across the Rockies, West Texas, Eagle Ford, and Mid-Continent. The acquisition will also include certain wells, contracts, technical data, records, personal property and hydrocarbons associated with the acquired assets. The Acquired Assets are described in greater detail above under “Information about the Acquired Assets“ and below under “Financial Information—Unaudited Pro Forma Consolidated Financial Statements”. The acquisition of the Acquired Assets and the Closing of the Purchase is subject to certain closing conditions described in greater detail below under “—Conditions to the Completion of the Purchase".

111

Acquired Assets

Upon the terms and subject to the conditions of the Purchase Agreements, the Company will purchase from the Sellers, the Acquired Assets, which will include:

(a)       (i) as to the Synergy Purchase Agreement, certain oil, gas, and mineral leases owned by Synergy and located in the State of Montana insofar and only insofar as such leases cover rights from the surface of the ground to the base of the currently producing formations associated therewith, and the well bores and the leasehold rights in the associated spacing unit for each wellbore as required by the State of Wyoming, subject to certain exceptions; (ii) as to the Banner Purchase Agreement, certain oil, gas, and mineral leases and all oil and gas mineral fee interests related thereto, located in Kansas, Mississippi, New Mexico, Oklahoma and Texas, together with any and all other rights, titles, and interests of Banner in and to the lands covered or burdened thereby and all other interests of Banner of any kind or character in and to such leases and interests; and (iii) as to the Lubbock Purchase Agreement certain oil, gas, and mineral leases located in the State of Texas, together with any and all other rights title and interests of Lubbock in and to such lands (collectively, (i) through (iii), as applicable, the “Acquired Leases” and “Acquired Mineral Interests”);

(b)       certain oil and gas mineral fee interests (the “Acquired Mineral Interests”), together with any and all other rights, titles, and interests of the applicable Seller in and to the lands covered or burdened thereby and all other interests of the applicable Seller of any kind or character in and to the Acquired Leases and the Acquired Mineral Interests (as applicable);

(c)       all existing and effective unitization, pooling, and communitization agreements, declarations, and orders covering any of the lands covered or burdened by any of the applicable Acquired Leases or Acquired Mineral Interests (such lands, together with all other lands pooled or unitized under such agreements, declarations, and orders, are referred to herein as the “Lands”);

(d)       all wells (including all hydrocarbon wells, water wells, disposal wells, injection wells, abandoned wells, and any other wells) and all associated lateral pipelines located on the Lands, whether producing or non-producing (the “Acquired Wells” and together with the Acquired Leases and the Acquired Mineral Interests, the “Acquired Properties”), including certain specified wells;

(e)       (i) all hydrocarbons in, on, or under, or that may be produced from, the Lands on or after the Effective Time, (ii) all hydrocarbon inventories from or attributable to the Lands in storage on the Effective Time, and (iii) all hydrocarbons attributable to make-up rights and obligations with respect to imbalances attributable to the Lands;

(f)       to the extent transferable (at no out of pocket cost or expense to the applicable Seller), all easements on or over the Lands to the extent primarily used or held for use as of the Closing Date in connection with the ownership of or operations applicable to the Acquired Properties (the “Acquired Easements”);

(g)       to the extent transferable (at no out of pocket cost or expense to the applicable Seller), all permits that have been granted or issued as of the Closing Date solely in connection with operations applicable to any other any Acquired Property or Acquired Personal Property (described below);

(h)       all fee interests in surface real property and leasehold estates in certain surface real property associated with the above, in each case, that cover any part of the Lands or are primarily used or held for use in connection with the ownership or operation of the Acquired Assets (the “Acquired Real Estate”);

(i)       as to Banner and Synergy, certain owned and leased vehicles, and as to each Seller, interests in the equipment and operating inventory primarily used or held for use as of the Closing Date in connection with operations applicable to the Acquired Properties (collectively, the “Acquired Personal Property”);

(j)       all hydrocarbon sales, purchase, gathering, and processing contracts, transportation contracts, operating agreements, balancing agreements, joint venture agreements, partnership agreements, farmout and farmin agreements, area of mutual interest agreements, surface use agreements, contribution agreements, and other contracts and agreements, in each case, to the extent the foregoing cover, are attributable to, or relate to any of the other Acquired Assets or to operations on the Acquired Assets (the “Acquired Contracts”), subject to certain customary exceptions;

112

(k)       (i) all accounts receivable for which the applicable Seller receives an upward adjustment to the purchase price, as discussed in the applicable Purchase Agreement, and (ii) except to the extent relating to any Excluded Assets (defined below), and except for claims, payments, and proceeds under insurance policies, subject to certain exceptions, all rights, claims, and causes of action against third parties (including warranty and indemnity claims and defenses) to the extent and only to the extent, in each case, (1) arising on or after the Effective Time, (2) assignable and (3) relating to any of the Assumed Liabilities (defined below);

(l)       all technical data in the applicable Seller’s possession (or in the possession of their affiliates) that primarily relates to the Acquired Properties of each applicable Seller (the “Acquired Data”); and

(m)       to the extent transferable, all records to the extent relating to the other Acquired Assets that are in the possession of Seller or any of its affiliates, subject to certain customary.

Excluded Assets

The Acquired Assets do not include any of the following (collectively, the “Excluded Assets”):

(i)        corporate, financial, income tax, franchise tax, and legal data and records of the Sellers (other than title records pertaining to the Acquired Properties), and all other information, records, and data that relate to each Seller’s business generally (whether or not relating to the Acquired Assets) or to businesses of each Seller other than the exploration and production of hydrocarbons;

(ii)        all accounts receivable (other than accounts receivable for which the applicable Seller receives an upward adjustment to the purchase price as discussed above) and other rights to payment, refund, or indemnity accruing or attributable to any period before the Effective Time or to any Excluded Assets, including the right to any payments under any Acquired Leases or otherwise with respect to any royalties or the overpayment thereof, the full benefit of all liens, security for such accounts, or rights to payment, and all rights, claims, refunds, causes of action, or choses in action relating to the foregoing, except in each case with respect to property and production taxes for which U.S. Energy is responsible;

(iii)        all production of hydrocarbons from or attributable to the Acquired Properties with respect to any period before the Effective Time (other than hydrocarbons in storage on the Effective Time and certain hydrocarbons with respect to imbalances), including (a) all proceeds attributable to any such pre-Effective Time production, and (b) all rights, claims, refunds, causes of action, or choses in action relating to such pre-Effective Time production or proceeds (including settlement of take-or-pay disputes);

(iv)        except for certain exceptions, in respect of casualty losses, all insurance policies, and all claims, payments, and proceeds under any such insurance policies, to the extent relating to any period prior to the Effective Time;

(v)        all deposits, surety bonds, letters of credit, and collateral pledged to secure any liability or obligation of any Seller in respect of the Acquired Assets;

(vi)        all rights or interest of any Seller in any intellectual property;

(vii)        all data, software, and records to the extent disclosure or transfer is prohibited or subjected to payment of a fee, penalty, or other consideration by any license agreement or other agreement with a person other than affiliates of the applicable Seller, or by applicable law, and for which no consent to transfer has been received or for which U.S. Energy has not agreed in writing to pay such fee, penalty, or other consideration, as applicable;

(viii)        all information entitled to legal privilege, including attorney work product and attorney-client communications (excluding title opinions), and all information, records, and data relating to the Excluded Assets;

(ix)        records relating to either (a) the auction, marketing, acquisition, or disposition (or proposed acquisition or disposition) of the Acquired Assets, including the existence, identity, and inquiries and proposals received from or made to, and records of negotiation with, any person, and any economic analyses associated therewith, and all internal communications with and documents shared by and with legal counsel of the applicable Seller in connection with any of the foregoing, or (b) any employees of the applicable Seller or any of their affiliates;

113

(x)        all proceeds from the settlement or disposition of any claims, proceedings, or disputes, all warranties and rights to indemnification, and all other rights, claims, refunds, causes of action, and choses in action, in each case, owed or paid to or in favor of the applicable Seller or any of its affiliates, in each case, (a) under the Purchase Agreements and related agreements, (b) arising out of or relating to any of the other Excluded Assets or Excluded Liabilities or to any matters for which Seller is obligated hereunder to indemnify any person, or (c) to the extent related to the period prior to the Effective Time;

(xi)        audit rights under operating agreements or other contracts or agreements to the extent attributable or relating to periods before the Effective Time, any other Excluded Assets or Excluded Liability (defined below), or any matters for which the applicable Seller has agreed to indemnify U.S. Energy under the applicable Purchase Agreement;

(xii)        any claims of the applicable Seller or any affiliate of the applicable Seller for any refunds of or loss of carry forwards in respect of any taxes for which the applicable Seller is liable for payment or required to indemnify U.S. Energy under the applicable Purchase Agreement;

(xiii)        all vehicles not expressly subject to the applicable Purchase Agreement and all office furniture, office supplies, personal computers and associated peripherals, licensed software, and all radio (excluding supervisory control and data acquisition (SCADA) equipment), cell phones and telephone equipment;

(xix)        all overhead costs and expenses paid or payable by third party non-operators to the applicable Seller pursuant to any applicable joint operating agreement with respect to periods of time prior to Closing;

(xx)        all electronic communications, including email;

(xxi)        certain other assets and properties which are expressly excluded from the Acquired Assets;

(xxii)        copies of the records which are acquired;

(xxiii)        as to Synergy, (a) any portion of the Acquired Leases, Acquired Mineral Interests, Lands, wells or other Acquired Assets that are in a target zone lower than the Target Formations (defined below) in the State of Montana, and all lands except for the wellbores and associated spacing units in the West Poison Spider Field in the State of Wyoming, and certain other rights thereto and therewith; (b) all rights under the Acquired Leases to the production of helium and carbon dioxide from the Acquired Assets, with the express reservation of all oil and gas discovered with any exploration for helium or carbon dioxide; (c) The Kevin Dome Field in the State of Montana; and (d) the NECSBU Water Injection Station location and equipment located at the Kevin Dome Field in the State of Montana that is not associated with the Acquired Assets; and

(xxiv)        as to Banner, except with respect to certain specific assumed hedging obligations, all hedging instruments of Banner, if any, and all rights under any such hedging instruments.

Assumed Liabilities

We agreed to assume certain liabilities in connection with the acquisition of the Acquired Assets (the “Assumed Liabilities”), including, all claims and losses (whether known or unknown or absolute or contingent) resulting from, arising out of or in connection with, attributable to, based upon, or otherwise relating to the Acquired Assets or the use, ownership, or operation thereof, regardless of whether such claims or losses arose prior to, on, or after the Effective Time, including, but without limiting the generality of the foregoing:

(a)        all liabilities for the payment of property and production taxes;

(b)        all liabilities for payment to royalty owners, working interest owners, and other interest owners;

114

(c)        all liabilities for maintaining, administering, and payment with respect to suspense accounts and revenues held in suspense, as well as for compliance with all unclaimed property laws;

(d)        all liabilities with respect to gas production, sales, transportation, processing, or other imbalances and make-up obligations;

(e)        all liabilities for the payment of property expenses;

(f)        all liabilities under Acquired Leases, Acquired Easements, and Acquired Contracts, and all liabilities as required by law;

(g)        all claims and proceedings with respect to the Acquired Assets or the use, ownership, or operation thereof;

(h)        certain assumed environmental liabilities and plugging and abandonment obligations;

(i)        all casualty losses; and

(j)        all other claims and losses relating to the Acquired Assets or the use, ownership, or operation thereof.

Excluded Liabilities

The liabilities agreed to be assumed in connection with the Purchase do not include (collectively, the “Excluded Liabilities”): the following obligations and liabilities, known or unknown:

(a)        all liabilities arising out of any of the Excluded Assets, including contracts that are not part of the Acquired Assets;

(b)        all liabilities relating to any claims for infringement, dilution, misappropriation or any other violation of the rights of any third parties or caused by use of the intellectual property by any Seller;

(c)        except as otherwise expressly provided in the Purchase Agreements, all liabilities for any taxes of any Seller and all liability for taxes in respect of the Acquired Assets that are attributable to any period, or portion thereof, ending on or prior to the Effective Time;

(d)        all amounts owed to, and liabilities associated with, the employees of Sellers;

(e)        all liabilities arising as a result of any proceedings pending as of the date of the Purchase Agreements;

(f)        except with respect to certain assumed liabilities and assumed hedging obligations, all liabilities arising under any indebtedness of Sellers or any obligations or liabilities to preferred or common equity holders of Sellers;

(g)        all liabilities with respect to any costs, fees and expenses (including all legal, accounting, financial advisory, valuation, investment banking and other third party advisory or consulting fees and expenses) incurred by or on behalf of Sellers in connection with the negotiation of the Purchase Agreements and other related agreements; and

(h)        all liabilities, warranties and similar claims for damages or injury to person or property to the extent related to periods of time prior to the Effective Time, or that are covered by insurance policies maintained by Sellers prior to the Closing Date (to the extent of such insurance coverage).

115

Consideration for the Purchase; Purchase Price Adjustments

Cash, Stock and Debt Assumption

The initial base purchase price for the Acquired Assets is (a) $125,000 in cash and 6,568,828 shares of our common stock, as to Lubbock; (b) $1,000,000 in cash, the assumption of $3.3 million in liabilities, and 6,790,524 shares of common stock, as well as the novation or liquidation of certain hedges which had a mark to market loss of approximately $3.4 million as of the date of this proxy statement, as to Banner; and (c) $125,000 in cash and 6,546,384 shares of common stock, as to Synergy. The aggregate purchase price under all the Purchase Agreements will be $1.25 million in cash, 19,905,736 shares of common stock, and the assumption of $3.3 million in debt, as well as the novation or liquidation of certain hedges which had a mark to market loss of approximately $3.4 million as of the date of this proxy statement.

The Company anticipates repaying the debt in full at the Closing in cash. The initial base purchase prices are also subject to customary working capital and other adjustments discussed below under “Adjustments to Purchase Price”.

The 19,905,736 shares of common stock issuable to the Sellers at the Closing are expected to constitute 80.8% of our total outstanding shares of common stock following the Closing, based on a total of 4,676,301 shares of common stock issued and outstanding as of the Record Date.

The Company plans to pay the amounts payable in cash at Closing from its cash on hand.

Separately, as part of the Banner Purchase Agreement, we agreed, at Closing, to either (1) use commercially reasonable efforts to cause certain hedging obligations which we have agreed to assume (which relate to 120,000 barrels of WTI crude oil and 300,000 Mcf of Henry Hub natural gas from January 2022 through June 2023 utilizing various swaps and costless collars (the “Hedging Obligations”) to be novated to us, or (2) liquidate such Hedging Obligations and remit one or more cash payments to the holders thereof to settle such Hedging Obligations. At October 12, 2021, the hedge position had a mark to market loss of approximately $3.4 million.

The Purchase Agreements do not include a price-based termination right, so there will be no adjustment to the total number of shares of U.S. Energy common stock that the Sellers will be entitled to receive for changes in the market price of U.S. Energy common stock. Accordingly, the market value of the shares of U.S. Energy common stock issued pursuant to the Purchase Agreements will depend on the market value of the shares of U.S. Energy common stock at the time the Purchase Agreements close, and could vary significantly from the market value on the date of this proxy statement.

Deposits

Each Purchase Agreement required the Company to place a $500,000 deposit into escrow ($1.5 million in aggregate). The Deposits are to be used for closing price adjustments, and subject to certain liquidated damages provisions of the Purchase Agreements, in the event the Purchase Agreements are terminated under certain circumstances. See “—The Purchase Agreements—Termination of the Purchase Agreements“ for additional information.

Adjustments to Purchase Price

The purchase price payable to each of the Sellers under the applicable Purchase Agreement is subject to upward and downward adjustment based on the final determination of certain working capital amounts as of Closing.

116

Specifically, the applicable purchase price for the applicable Acquired Assets is subject to upward adjustment for (i) the amount of all property expenses, royalties, and other costs and expenses attributable to the Acquired Assets during the period from and after the Effective Time that are paid by or on behalf of, but have not been reimbursed to, the applicable Seller, subject to certain exceptions; (ii) certain pre-approved expenditures that are paid by or on behalf of the applicable Seller; (iii) to the extent that the applicable Seller has not been reimbursed prior to Closing, the aggregate amount of all accounts receivable with respect to costs and expenses paid by the applicable Seller on behalf of any third-party co-owner of any property or asset a portion of which constitutes an Acquired Asset (whether attributable to periods before or after the Effective Time); (iv) the amount of all property and production taxes prorated to U.S. Energy under the applicable Purchase Agreement that are paid or to be paid or otherwise economically borne by the applicable Seller (net of any deductions, credits, reimbursements, and refunds attributable thereto); (v) the amount of all income, revenues, and proceeds attributable to the Acquired Assets during the period prior to the Effective Time that are received by or otherwise owing to U.S. Energy and not remitted or paid to the applicable Seller, net of any applicable marketing fees and adjustments, royalties, and production taxes in connection therewith; (vi) an amount equal to all hydrocarbons attributable to the Acquired Properties that, at the Effective Time, constitute linefill or that are in storage tanks above the load level connection or within processing plants, multiplied by the applicable price paid or, if not yet sold, the applicable price for which the applicable production from the Acquired Properties was sold most recently prior to the Effective Time; and (vii) other amounts agreed upon by the applicable Seller and U.S. Energy, or otherwise provided for in the applicable Purchase Agreement.

Additionally, the applicable purchase price for the applicable Acquired Assets is subject to downward adjustment for (i) the amount of all pre-Effective Time property expenses attributable to the Acquired Properties or the ownership or operation thereof during the period prior to the Effective Time that are incurred by the applicable Seller and paid by, but have not been reimbursed to, U.S. Energy, subject to certain exceptions; (ii) the amount of all property and production taxes prorated to Seller that are paid or to be paid or otherwise economically borne by U.S. Energy (net of any deductions, credits, reimbursements, and refunds attributable thereto that are realized by U.S. Energy); (iii) other than any Excluded Assets, the amount of all income, revenues, and proceeds attributable to the Acquired Properties during the period from and after the Effective Time that are received by the applicable Seller and not remitted or paid to U.S. Energy, net of any applicable marketing fees and adjustments, royalties, and production taxes in connection therewith, subject to certain exceptions; and (iv) other amounts agreed upon by the applicable Seller and U.S. Energy, or otherwise provided for in the applicable Purchase Agreement.

Each applicable purchase price payable to each Seller is also to be adjusted upward or downward, as appropriate, by (i) the volume of wellhead imbalances as of the Effective Time attributable to the applicable Seller’s interest in the Acquired Assets, multiplied by $4.00 per thousand cubic feet of gas (MCF) (upward for underage and downward for overage); and (ii) the volume of any pipeline or transportation imbalances as of the Effective Time attributable to the applicable Seller’s interest in the Acquired Assets, multiplied by the then current monthly price applicable to deliveries to the applicable pipeline (upward for over-deliveries and downward for under-deliveries).

Any adjustments to the purchase price at Closing are to settled with cash. To the extent the adjustments to the purchase price result in an amount due to any Seller that is equal to or in excess of the Deposit, the Deposit is to be released to the applicable Seller and U.S. Energy is required to pay any difference to the applicable Seller in cash. To the extent the adjustments to the purchase price result in an amount due to any Seller that is less than the applicable Deposit but greater than $0, the balance due is to be released to the applicable Seller, with any remainder released to U.S. Energy. To the extent the adjustments to the purchase price result in an amount due to U.S. Energy, the full amount of the applicable Deposit to be released to U.S. Energy and the applicable Seller is required to pay the full amount due to U.S. Energy in cash.

Nasdaq Stock Market Listing

U.S. Energy’s common stock currently is listed on The Nasdaq Capital Market under the symbol “USEG.” Pursuant to the Purchase Agreements, U.S. Energy agreed to use its commercially reasonable efforts to cause the shares of U.S. Energy common stock being issued in the Purchase to be approved for listing on The Nasdaq Capital Market at or prior to the effective time of the Closing.

117

Additionally, in the event that The Nasdaq Capital Market determine that the Purchase will constitute, a “back-door listing”/”reverse merger”, the parties agreed to cooperate in good faith to ensure that the combined company (and its common stock) re-qualifies for initial listing on The Nasdaq Capital Market, pursuant to the applicable guidance and requirements of The Nasdaq Capital Market as of the Closing. No definitive determination has been made by U.S. Energy, Sellers or Nasdaq, as to whether the Purchase will constitute, a “back-door listing”/”reverse merger”, to date; however, in the event the Purchase would constitute a “back-door listing”/”reverse merger”, U.S. Energy is confident that the combined company will be able to meet Nasdaq’s initial listing criteria.

Directors and Officers of U.S. Energy Following the Closing

Pursuant to the Purchase Agreements, we agreed, effective as of the closing of the Purchase, (i) to increase the size of the Company’s Board of Directors to seven members (with one of the current members of the Board resigning), and to appoint (a) Mr. John A. Weinzierl, the Chief Executive Officer of Lubbock, who has been designated by Lubbock, as a director and Chairman; (b) Joshua Bachelor, the Managing Partner of Sage Road, who has been designated by Banner, as a director; and (c) Mr. Duane H. King, the Chief Executive Officer of Synergy, who has been designated by Synergy, as a director.

As a result, at Closing our Board of Directors is expected to include:

Name*	Position	Independent
Ryan L. Smith	Chief Executive Officer and Chief Financial Officer and Current Director
James W. Denny III	Current Director	X
Randall D. Keys	Current Director	X
D. Stephen Slack	Current Director	X
John A. Weinzierl	Seller Appointee (Director and Chairman at Closing)	X
Duane H. King	Seller Appointee (Director at Closing)	X
Joshua L. Bachelor	Seller Appointee (Director at Closing)	X

* It is currently anticipated that Javier F. Pico, one of U.S. Energy’s current directors will resign in connection with the Closing; however no decision to resign, retire or refuse to stand for re-election has been made by Mr. Pico to date, no notice has been provided by Mr. Pico regarding such potential resignation, retiring or refusal to stand for re-election and no formal decision regarding Mr. Pico’s continued service on the Board has been made to date.

In the above table, ‘independent’ means meeting the independence requirements of the Securities and Exchange Commission, or SEC, and The Nasdaq Stock Market, or Nasdaq.

Upon appointment to the Board, our then Board will allocate the new members of the Board to one of the three classes of the Board, Class One, Class Two and Class Three, so as to maintain the number of directors in each class as nearly equal as possible.

At the Closing, we also agreed to appoint Mr. Weinzierl as Chairman; and Donald Kessel, who is currently Vice President-Operations (non-executive), as Chief Operating Officer of the Company, and to continue to employ Ryan L. Smith (our current Chief Executive Officer, President and Chief Financial Officer) as Chief Executive Officer and Chief Financial Officer of the Company.

Additionally, a required term and condition of the Closing is that the Company and each of the Sellers enter into a Nominating and Voting Agreement (discussed in greater detail below under “Agreements Related to the Purchase—Nominating and Voting Agreement”), which will provide for all the Sellers to agree to continue and appoint and nominate each of their designated director nominees to the Board of Directors, with each Seller having the right, for so long as they hold at least 15% of the Company’s outstanding common stock, to appoint two members to the Board of Directors of the Company, provided that it is currently contemplated that the Sellers will only appoint one person each to the Board of Directors at Closing, and each Seller thereafter having the right, for so long as they hold at least 5% of the Company’s outstanding common stock, to appoint one member to the Board of Directors.

118

Biographical information for each of the officers of the Company and members of the Board of Directors of the Company following the Closing, are included below under “Management Following the Purchase—Executive Officers and Directors of the Combined Company Following the Purchase”.

Effective Time and Closing

Unless the parties agree otherwise, the Closing of the Purchase shall take place, at 10:00 a.m. Houston, Texas time on the later of (a) December 15, 2021 (the “Target Closing Date”) or (b) if any of the conditions to Closing have not been satisfied or waived by the Target Closing Date, and the Purchase Agreements have not been terminated by such date, then the date five (5) business days after such conditions to Closing have been satisfied or waived. The date Closing actually occurs is the “Closing Date”. The “Effective Time” means at 12:01 a.m., Houston, Texas time on the first day of the month in which Closing occurs.

Disclaimers

The Purchase Agreements include various disclaimers of the Sellers, including a waiver and disclaimer of (i) any reliance on, any representation or warranty, express, implied, at common law, by statute, or otherwise, including relating to production rates, recompletion opportunities, decline rates, gas balancing information, or the quality, quantity, volume, value, recoverability, or deliverability of the reserves of hydrocarbons, if any, attributable to the Acquired Assets, or the accuracy, completeness, or materiality of any information, data, or materials (written or oral) furnished by the Sellers (or any indemnified party related to Sellers), or the environmental or other condition of the Acquired Assets, and (ii) any and all liability and responsibility of Seller (or any indemnified party related to Sellers) for any representation, warranty, statement, or information made or communicated (orally or in writing) to U.S. Energy.

Additionally, except for certain limited representations set forth in the Purchase Agreements, and except for the special warranty contained in the assignments of the Acquired Assets to be delivered at Closing, and without limiting the generality of the foregoing, each Seller expressly disclaimed and negated, and we waived and disclaimed any reliance on, any representation or warranty, express, implied, at common law, by statute, or otherwise, as to any of the following: (i) the contents, character, accuracy, completeness, or materiality of records, information, data, or other materials (written or oral) now, heretofore or hereafter furnished to us (and our indemnified parties) by or on behalf of any Seller (or their indemnified parties), including any information memorandum, reports, brochures, charts or statements prepared by such party or any third party with respect to the Acquired Assets; (ii) the contents, character, or nature of any report of any petroleum engineering consultant, or any engineering, geological, or seismic data or interpretation, relating to the Acquired Assets; (iii) any estimates of the value of, or future revenues generated by, or cost estimates concerning, the Acquired Assets; (iv) production rates, recompletion opportunities, decline rates, gas balancing information, or the quality, quantity, volume, value, recoverability, or deliverability of the reserves of hydrocarbons, if any, attributable to the Acquired Assets or the applicable Seller’s interest therein; (v) title to any of the Acquired Assets; (vi) maintenance, repair, condition, quality, suitability, marketability, merchantability, or fitness for a particular purpose of the Acquired Assets; (vii) any rights of purchasers under appropriate statutes to claim diminution of consideration or return of the purchase price; (viii) any implied or express warranty of freedom from defects, whether known or unknown; (ix) any implied warranties existing under applicable law; (x) any implied or express warranty of freedom from patent or trademark infringement; and (xi) the environmental or other condition of the Acquired Assets, including any implied or express warranty regarding environmental laws, the release of substances, wastes, or materials into the environment, or protection of the environment or of human health, safety, or natural resources.

We further acknowledged various representations regarding the fact that the Acquired Assets may contain naturally occurring radioactive materials (NORM) or other hazardous materials.

119

Finally, we agreed that, if certain matters relating to environmental laws and claims constitutes, or results from any matter or circumstance which constitutes, a breach of any representation or warranty of a Seller set forth in their Purchase Agreement or any other transaction document, then we are precluded from asserting such matter as the basis of the breach of any representation or warranty, and have no recourse against any Seller or its respective indemnified parties with respect thereto. We also released, discharged, and waived any and all claims and losses, and all rights and remedies, whether existing at the time of our entry into the applicable Purchase Agreement, or arising in the future, contingent, or otherwise, against any Seller or its respective indemnified parties relating to any such environmental matters, in each case, even if such claims or losses are caused in whole or in part by the negligence (whether gross, sole, joint or concurrent), strict liability, or other legal fault of any Seller or its respective indemnified parties.

Representations and Warranties

The Purchase Agreements contain customary representations and warranties made by the Sellers to the Company. Specifically, the representations and warranties of the Sellers in the Purchase Agreements (many of which are qualified by concepts of knowledge, materiality and/or dollar thresholds and are further modified and limited by confidential disclosure schedules delivered by the Sellers to the, as may or may not be specifically indicated in the text of the Purchase Agreements) relate to the following subject matters, among other things:

●	corporate organization and qualification to do business;

●	corporate authority, approval and enforceability;

●	no pending bankruptcy, reorganization or receivership;

●	lack of brokers’ fees;

●	confirmation of not being a ‘foreign person’ within the meaning of Section 1445 of the Code;

●	payment of taxes and representations regarding certain other tax matters;

●	absence of conflicts with governing documents, applicable laws and contracts;

●	required material consents to complete the Purchase;

●	preferential rights which the Acquired Assets are subject;

●	legal compliance;

●	environmental matters;

●	material contracts;

●	current commitments;

●	material gas imbalances;

●	suspense accounts and sales agreements;

●	securities law compliance and other representations to confirm an exemption from registration for the issuance of the PSA Shares;

●	financial statements;

120

●	other oil and natural gas matters, including royalties, drilling obligations, current bonds and non-consent operations;

●	partnerships;

●	permits;

●	compliance with anti-corruption laws;

●	insurance;

●	matters related to employee compensation and benefit plans (solely to Banner);

●	employment and labor matters (solely to Banner); and

●	information supplied in the registration statement and proxy statement/prospectus.

The Purchase Agreements also contains customary representations and warranties made by U.S. Energy to the Sellers. Specifically, the representations and warranties of U.S. Energy in the Purchase Agreements (some of which are qualified by concepts of knowledge and/or materiality) relate to the following subject matters, among other things:

●	corporate organization, existence and qualification to do business;

●	corporate authority, approval and enforceability;

●	no pending bankruptcy, reorganization or receivership;

●	lack of brokers’ fees;

●	required consents in connection with the Purchase;

●	absence of conflicts with governing documents, applicable laws and contracts;

●	sufficient financing;

●	regulatory matters;

●	independent evaluation;

●	status as accredited investor and related securities representations;

●	payment of taxes and representations regarding certain other tax matters;

●	legal proceedings;

●	compliance with applicable law;

●	environmental matters;

●	material contracts;

121

●	current commitments;

●	capitalization;

●	documents, filings and financial statements filed with the SEC;

●	independent registered accounting firm;

●	controls and procedures; listing of common stock on Nasdaq and non-investment company representations;

●	lack of contractual restrictions;

●	Form S-3 eligibility;

●	exemption from securities laws;

●	absence of changes;

●	board of directors approval;

●	documents, filings and financial statements filed with the SEC;

●	receipt of fairness opinion;

●	due diligence;

●	royalties;

●	non-consent operations; and

●	permits.

Many of the representations and warranties contained in the Purchase Agreements are qualified by a materiality standard, including in some cases a “material adverse effect”. Moreover, the representations and warranties contained in the Purchase Agreements are complicated and are not easily summarized. You are urged to carefully read the sections of the Purchase Agreements, which are attached hereto as Annex A, Annex B, Annex C, as amended by the First Amendment thereto attached hereto as Annex D, titled “Representations and Warranties of Seller[s]” and “Representations and Warranties of Purchaser.”

The representations and warranties contained in the Purchase Agreements (as well as the covenants described herein and set forth in the Purchase Agreements) were made solely for purposes of the Purchase Agreements and solely for the benefit of the parties to the Purchase Agreements, may be subject to limitations agreed upon by the contracting parties, including being qualified by references to the Company’s filings with the SEC and/or confidential disclosures, made for the purposes of allocating contractual risk among the parties to the agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to stockholders. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreements, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Company will provide additional disclosure in its public reports to the extent that it is aware of the existence of any material facts that are required to be disclosed under federal securities laws that might otherwise contradict the terms and information contained in the Purchase Agreements and will update such disclosures as required by federal securities laws.

122

Representations Regarding the Acquired Assets

Each of Sellers agreed to provide us an assignment at Closing which will contain a special warranty of Defensible Title, effective as of Closing.

The term “Defensible Title” means, with respect to the each geological zone and depth open to production and from which hydrocarbons are being produced through such Acquired Well as of the Effective Time (the “Target Formation”) that has an allocated value greater than zero, title and/or contractual right of such Seller in and to such Acquired Well, deducible of record or evidenced by documentation that, although not constituting perfect, merchantable, or marketable title, can be successfully defended if challenged and, subject to and except for any permitted encumbrances:

(a)        as to the Target Formation of each such Acquired Well, entitles Seller to receive not less than the net revenue interest set forth in the exhibits to the applicable Purchase Agreement in respect of Target Formation production of hydrocarbons through the wellbore of such Acquired Well; except: (1) decreases resulting from the establishment after the date of the Purchase Agreements, of units, or changes in existing units (or the participating areas therein), whether voluntary or by order; (2) decreases resulting from the exercise or reversion after the date of the Purchase Agreements, of non-consent rights under applicable operating agreements; (3) decreases resulting from the entry into pooling, spacing, proration, communitization, unitization, or similar agreements after the date of the Purchase Agreements; (4) decreases resulting from operations after the date of the Purchase Agreements, as permitted or required by the terms of the applicable Purchase Agreement; (5) decreases resulting from rights of third parties to make up past underproduction or pipelines to make up past under deliveries; and (6) decreases resulting from actions by (or undertaken at the request of) U.S. Energy;

(b)        as to the Target Formation of each such Acquired Well, obligates the applicable Seller to bear not greater than the working interest set forth in the exhibits to the applicable Purchase Agreement for such Acquired Well; except: (i) increases in such working interest accompanied by at least a proportionate increase in the net revenue interest for such Acquired Well; (ii) increases resulting from contribution requirements provided for under provisions similar to those contained in an operating agreement; (iii) increases resulting from the establishment after the date of the Purchase Agreements of units, or changes in existing units (or the participating areas therein), whether voluntary or by order; (iv) increases resulting from the exercise or reversion after the date of the Purchase Agreements of non-consent rights under applicable operating agreements; (v) increases resulting from the entry into pooling, spacing, proration, communitization, unitization, or similar agreements after the date of the Purchase Agreements; (vi) increases resulting from operations after the date of the Purchase Agreements as permitted or required by the terms of the applicable Purchase Agreement; and (vii) increases resulting from actions by (or undertaken at the request of) U.S. Energy; and

(c)        is free and clear of any and all liens created by, through, or under the applicable Seller.

Certain customary encumbrances are permitted in connection with the Acquired Assets.

Covenants and Agreements of the Seller Parties

From the date of the parties’ entry into the Purchase Agreements until the Closing, except as otherwise provided in the Purchase Agreements, each of the Sellers are authorized only to undertake such operations as are required pursuant to any Acquired Lease, Acquired Contract, or applicable law, and operations undertaken in the Ordinary Course of Business (as defined below), as required in the event of an emergency to protect life, property, or the environment, or expressly consented to in writing by U.S. Energy (which consent shall not be unreasonably delayed, withheld, or conditioned), including:

123

(a)       subject to interruptions resulting from force majeure, mechanical breakdown, and planned maintenance, use their commercially reasonable efforts to operate or cause to be operated the Acquired Assets in the Ordinary Course of Business;

(b)        maintain, or cause to be maintained, the books of account and records relating to the Acquired Assets in the usual, regular, and ordinary manner and in accordance with the usual accounting practices of such applicable Seller;

(c)        not (A) enter into an agreement that, if entered into on or prior to the date of the Purchase Agreements, would have been required to be scheduled in the applicable Purchase Agreement, or (B) terminate (unless the term thereof expires pursuant to the provisions existing therein) or materially amend the terms of any material contract, subject to certain exceptions;

(d)       not terminate (unless the term thereof expires pursuant to the provisions existing therein), materially amend, or surrender any material rights under any Acquired Lease or material Acquired Easement, except in the Ordinary Course of Business; and

(e)       not transfer, sell, mortgage, pledge, or dispose of any material portion of the Acquired Assets other than (A) the sale and/or disposal of hydrocarbons in the Ordinary Course of Business and (B) sales of equipment that is no longer necessary in the operation of the Acquired Assets or for which replacement equipment has been or will be obtained.

Additionally, with respect to any authorization for expenditure (AFE) received by a Seller after the date of the Purchase Agreements and prior to Closing that is estimated to cost in excess of $100,000 (net to such Seller’s interest), such Seller is required to forward a copy of such AFE to U.S. Energy and to consult with U.S. Energy pursuant to the terms of the Purchase Agreements as to whether or not to pay such amount.

From the date of the parties’ entry into the Purchase Agreements until the Closing, except as otherwise provided in the Purchase Agreements, U.S. Energy is authorized only to undertake such operations as are required pursuant to any existing assets, contract or lease, or applicable law, and operations undertaken in the Ordinary Course of Business (defined below), as required in the event of an emergency to protect life, property, or the environment, or expressly consented to in writing by the Sellers (which consent shall not be unreasonably delayed, withheld, or conditioned), including:

(a)       subject to interruptions resulting from force majeure, mechanical breakdown, and planned maintenance, use its commercially reasonable efforts to operate or cause to be operated its existing assets in the Ordinary Course of Business;

(b)       maintain, or cause to be maintained, the books of account and records relating to the its existing assets in the usual, regular, and ordinary manner and in accordance with the usual accounting practices;

(c)       not (A) enter into a material agreement, or (B) terminate (unless the term thereof expires pursuant to the provisions existing therein) or materially amend the terms of any material agreement, except contracts terminable by U.S. Energy with notice of sixty (60) days or less without penalty or detriment;

(d)       not terminate (unless the term thereof expires pursuant to the provisions existing therein), materially amend, or surrender any material rights under any lease or easement that is a part of its existing assets, subject to certain exceptions;

(e)       not transfer, sell, mortgage, pledge, or dispose of any material portion of its assets other than (A) the sale and/or disposal of hydrocarbons in the ordinary course of business and (B) sales of equipment that is no longer necessary in the operation of its assets or for which replacement equipment has been obtained;

124

(f)       not authorize or issue any common stock, preferred stock, or any options, preemptive rights, redemption rights, repurchase rights, warrants or other rights to purchase or acquire any equity interests of U.S. Energy;

(g)       not authorize or effect any stock split, combination of shares, stock dividend or other similar event affecting the common stock; and

(h)       not declare, make or pay any dividend or other distribution.

Under the Purchase Agreements, “Ordinary Course of Business” means the ordinary course of business of Seller’s/U.S. Energy’s business and operations, consistent with past custom and practice (including with respect to nature, scope, magnitude, quantity and frequency) that does not require any board of director, member, manager or stockholder approval or any other separate or special authorization of any nature and similar in nature, scope and magnitude to actions customarily taken in the ordinary course of the normal day-to-day operations of other persons that are in the same line of business.

We agreed to prepare and file the proxy statement and seek Stockholder Approval thereof as discussed in greater detail below under “—Proxy Statement, Special Stockholders Meeting and Requirement for U.S. Energy Stockholder Approval”.

Requirement to update schedules

Pursuant to the Purchase Agreements, each of the parties thereto have the continuing right (but not the obligation) until the 10th business day prior to Closing to create new, or correct, supplement, or amend existing, schedules to their representations and warranties (as applicable, “Updated Schedules”). Within five business days following the delivery of an Updated Schedule, the party who has received the Updated Schedule, shall have the right to provide the delivering party a written notice (the “Disclosure Objection Notice”) of any reasonable concerns or objections to any matters disclosed in the Updated Schedule which could reasonably result in a material adverse effect. Thereafter the parties are required to negotiate in good faith to resolve those matters raised in the Disclosure Objection Notice, including amendments to this Agreement as agreed to, if necessary.

If, after good faith negotiations, the parties are unable to resolve those matters raised in the Disclosure Objection Notice no later than five days after the Disclosure Objection Notice, the applicable Purchase Agreement (provided that upon the termination of any one Purchase Agreement, any or all of the Purchase Agreements may be terminated by any party thereto) may be terminated by the party who has received the Updated Schedule during the following three Business Day period (a “Disclosure Schedule Termination”).

“Material Adverse Effect” means a material adverse effect on: (a) the ownership, operation, or value of the Acquired Assets or U.S. Energy’s existing assets considered as a whole; or (b) the ability of any Seller or U.S. Energy to consummate the Purchase, subject to certain customary exceptions.

Post-Closing Covenants

Non-Solicitation

Prior to the third anniversary of the Closing Date, without the applicable Seller’s prior written consent, we agreed to not hire, retain, or attempt to hire or retain any employee of such Seller or any of its affiliates, or in any way interfere with the relationship between such Seller or any of its affiliates and any of its or their employees, subject to certain customary exceptions.

125

Lock-Up

During the period beginning on the Closing Date and ending on the date that is the later of the six month anniversary of the Closing Date (the “Six Month Anniversary”) and the final determination of all claims asserted by U.S. Energy against a Seller pursuant to the terms of the Purchase Agreement, that remain unresolved as of the Six Month Anniversary (the “Lock-Up Period”), each of the Sellers agreed that they will, with respect to at least twenty percent (20%) of the PSA Shares issued to each applicable Seller pursuant to the terms and conditions of the Purchase Agreements, refrain from lending, offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option, right or warrant to purchase, or otherwise transferring or disposing of, directly or indirectly, such portion of such Sellers’ common stock (the “Lock-Up Securities”), subject to customary exceptions. However, if a Seller is required to satisfy any post-Closing obligations, such Seller may (but is not required) to sell a requisite portion of the Lock-Up Securities (but no more than the requisite portion of the Lock-Up Securities) and use the cash proceeds of such sale to satisfy such Seller’s post-Closing obligation.

Rule 144 Compliance

We agreed pursuant to the Purchase Agreements that, following the Closing, we will take such actions as a Seller and any owner thereof may reasonably request, to ensure that such Seller may sell its PSA Shares pursuant to Rule 144 of the Securities Act.

Removal of Names

As promptly as practicable, but in any case within thirty days after the Closing Date, we agreed to eliminate any reference to the names of the Sellers and any variations or extensions of such names from the Acquired Assets.

Ancillary Agreements

We agreed to take actions pursuant to certain other agreements entered into prior to, or at the Closing, including pursuant to the Escrow Agreement, Registration Rights Agreement, Nominating and Voting Agreement, Contribution Agreement, Farmout Agreement and Transition Services Agreement, each discussed in greater detail below under “—Escrow Agreement“, “—Registration Rights Agreement”, “—Nominating and Voting Agreement”, “—Contribution Agreement”, “—Farmout Agreement”, and “—Transition Services Agreement”, respectively.

Indemnification

The Purchase Agreements contain indemnification provisions pursuant to which the Sellers have each separately, and not jointly or severally, agreed to indemnify and hold harmless U.S. Energy and its affiliates and representatives (the “U.S. Energy Indemnities”), from and against any and all losses incurred, suffered, or paid by, or asserted against, or resulting to any of such parties and which result from, arise out of or in connection with, are based upon or related to, or exist by reason of: (a) any breach by such Seller of any of its representations or warranties contained in its applicable Purchase Agreement; (b) any breach of any of its covenants or agreements contained in the applicable Purchase Agreement and any liability incurred by any U.S. Energy Indemnity as a result of the inaccuracy of any information provided by the Seller in connection with this proxy statement ((a) and (b), the “Seller Threshold Indemnifications”); (c) any of the Excluded Liabilities; or (d) property and production taxes for which Seller is responsible under the Purchase Agreements.

The Purchase Agreements contain indemnification provisions pursuant to which U.S. Energy has agreed to indemnify and hold harmless each of the Sellers and their affiliates and representatives (the “Seller Indemnities”), from and against any and all losses incurred, suffered, or paid by, or asserted against, or resulting to any of such parties and which result from, arise out of or in connection with, are based upon or related to, or exist by reason of: (a) any breach by U.S. Energy of any of its representations or warranties contained in the applicable Purchase Agreement; (b) any breach by U.S. Energy of any of its covenants or agreements contained in the applicable Purchase Agreement ((a) and (b), the “U.S. Energy Threshold Indemnifications”); (c) Property and Production Taxes for which U.S. Energy is responsible under the terms of the applicable Purchase Agreement; (d) any of the Assumed Liabilities, subject to certain exceptions; or (e) any other matter from or against which U.S. Energy has agreed to defend or indemnify the Seller Indemnities under the applicable Purchase Agreement.

126

However, no Seller has any liability for any indemnification in connection with the Seller Threshold Indemnifications above for any individual loss (e.g., per event or circumstance) unless (i) the amount of such loss exceeds an amount equal to $250,000; and (b) the aggregate amount of all losses in connection therewith exceeds 5% of the aggregate purchase price of the applicable Purchase Agreement, in each case subject to certain exceptions, and provided that no Seller has any liability for indemnification in connection with the Seller Threshold Indemnifications in excess of 10% of the aggregate final purchase price payable pursuant to the applicable Purchase Agreement, subject to certain exceptions; and U.S. Energy does not have any liability for any indemnification in connection with the U.S. Energy Threshold Indemnifications, unless the amount of such loss exceeds an amount equal to $250,000, subject to certain exceptions. Notwithstanding the above the aggregate indemnification obligations each applicable Seller and U.S. Energy cannot exceed the final purchase price payable under each applicable Purchase Agreement.

Generally, the representations and warranties of the Sellers contained the Purchase Agreements (other than certain fundamental representations and certain representations and warranties related to taxes) survive the Closing and expire and terminate at 5:00 p.m. Houston, Texas time on the date that is six months after the Closing Date.

Generally, the representations and warranties of U.S. Energy contained the Purchase Agreements (other than certain fundamental representations and certain representations and warranties related to taxes), survive the Closing and expire and terminate at 5:00 p.m. Houston, Texas time on the date that is six months after the Closing Date.

The fundamental representations and certain representations of the parties relating to taxes set forth in the Purchase Agreements survive the Closing and expire and terminate at 5:00 p.m. Houston, Texas time on the date on which the applicable statute of limitations has expired.

All covenants and agreements of Sellers and U.S. Energy contained in the Purchase Agreements (i) with respect to each such covenant and agreement required to be complied with or performed prior to Closing, survive the Closing and expire and terminate at 5:00 p.m., Houston, Texas time on the date that is six months after the Closing Date, and (ii) with respect to each such covenant and agreement required to be complied with or performed solely at or after Closing (to the extent no survival period is separately provided for such covenant or agreement elsewhere in the Purchase Agreements), survive the Closing and expire and terminate on the earlier of (A) such time as such covenant or agreement has been fully performed or (B) 5:00 p.m., Houston, Texas time on the date that is twelve months after the Closing Date.

Public Announcements

Pursuant to the Purchase Agreements, each Seller and U.S. Energy agreed not to make any press release or other public announcements concerning the transaction contemplated by the applicable Purchase Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld, subject to certain customary exceptions.

Proxy Statement, Special Stockholders Meeting and Requirement for U.S. Energy Stockholder Approval

We agreed to prepare and file with the SEC, as soon as reasonably practicable following the date of the Purchase Agreements, a proxy statement (the “Proxy Statement”) and to use our reasonable best efforts to: (i) cause the Proxy Statement to be mailed to our stockholders as promptly as practicable following sign off from the SEC on such Proxy Statement, or no later than the 20th day after such preliminary Proxy Statement is filed with the SEC, in the event the SEC does not notify us of its intent to review such Proxy Statement, and (ii) ensure that the Proxy Statement complies in all material respects with the applicable provisions of the Securities Act and Exchange Act. This proxy statement is the Proxy Statement required pursuant to the terms of the Purchase Agreements.

127

We also agreed to take all action necessary to duly call, give notice of, convene, and hold the Special Meeting as soon as reasonably practicable, and, in connection therewith, mail the Proxy Statement to the holders of common stock in advance of such meeting. Except to the extent that the Board of Directors of shall have effected an Adverse Recommendation Change (defined below), the Proxy Statement was required to include the recommendation of the Board of Directors to approve the Purchase (the “Board Recommendation”)

Pursuant to the Purchase Agreements, our Board of Directors may (a) fail to make, withdraw, amend, modify or materially qualify, in a manner adverse to obtaining Stockholder Approval, the Board Recommendation; (b) fail to include the Board Recommendation in the Proxy Statement; (c) fail to publicly reaffirm the Board Recommendation within three business days after receipt of a written request by Seller; (d) make any public statement inconsistent with the Board Recommendation; or (e) resolve or agree to take any of the foregoing actions (collectively, a “Adverse Recommendation Change”), only after providing Sellers at least five business days’ notice of such action, and which notice shall include a reasonably detailed description of the underlying facts giving rise to, and the reasons for taking, such action.

Efforts to Obtain Nasdaq Approval; and Continued Listing

We are also required to submit to Nasdaq a request for approval relating to the common stock issuable to Sellers and use our commercially reasonable efforts to secure Nasdaq’s approval of the Additional Listing Application.

In the event Nasdaq determines that the Purchase constitutes, or will constitute, a “back-door listing”/”reverse merger”, we and each Seller agreed to cooperate in good faith to ensure that the combined company (and its common stock) qualifies for initial listing on the Nasdaq, pursuant to the applicable guidance and requirements of the Nasdaq as of the Closing.

Conditions to the Completion of the Purchase

The obligation of each of U.S. Energy and Safety-Kleen to complete the Purchase is subject to satisfaction of the following conditions:

Mutual Conditions to Closing

The following obligations are conditions to each of the Company and the Sellers being required to complete the Purchase:

(c)       No governmental authority shall have enacted, issued, promulgated, or deemed applicable any law, and no preliminary or permanent injunction or other order will have been issued (and remain in force) by any governmental authority, in each case, that has the effect of permanently enjoining, making illegal, or otherwise prohibiting or preventing the Closing, and no governmental authority shall have threatened in writing to enact, issue, promulgate, make applicable, grant, or issue any such law or order.

(d)       No proceeding brought by any third party shall be pending before any governmental authority (i) seeking to restrain, prohibit, enjoin, or declare illegal, or (ii) seeking substantial damages in connection with, the Closing.

Sellers’ Conditions to Closing

The obligations of Sellers to consummate the Purchase are subject, at the option of Sellers, to the satisfaction on or prior to Closing of each of the following conditions (each of which may be waived by Sellers in their sole discretion):

128

(a)       Each of the representations and warranties of U.S. Energy contained in the Purchase Agreements, subject to certain materiality qualifiers shall be true and correct in all material respects as of the Closing Date    , subject to certain exceptions.

(b)       U.S. Energy will have performed or complied, in all material respects, with all obligations, agreements, and covenants contained in the Purchase Agreements as to which performance or compliance by U.S. Energy is required prior to or on the Closing Date.

(c)       U.S. Energy shall be ready, willing, and able to deliver to Sellers at the Closing all required closing deliverables.

(d)       The holders of the outstanding shares of common stock of U.S. Energy shall have approved the issuance of common stock to Sellers, as contemplated under the terms of the Purchase Agreements, and the “change of control” (as defined in the rules and regulations of the Nasdaq) resulting from such issuances, as required to satisfy the rules and regulations of the Nasdaq and applicable Law (the “Required Stockholder Approval”).

(e)       The Additional Listing Application shall have been approved by Nasdaq. U.S. Energy shall be current in all its filing obligations with the SEC and Nasdaq and no commitment letters, orders or suspensions from the SEC or Nasdaq shall be outstanding prior to or on the Closing Date and if required by Nasdaq, the common stock shall have been approved for initial listing on Nasdaq following the Closing.

(f)       The closing of the transactions under all Purchase Agreements shall occur simultaneously.

(g)       No Sellers shall have added any new, or corrected, supplemented, or amended any existing schedule to its representations and warranties under such Purchase Agreement in respect of any matters that might reasonably be expected to have a Material Adverse Effect on the ownership, operation, or value of the Acquired Assets under such Purchase Agreement or on the Assumed Liabilities to be assumed by U.S. Energy thereunder.

(h)       U.S. Energy will have made offers of employment to Synergy’s employees as of the Closing Date.

(i)       No Material Adverse Effect shall have occurred with respect to U.S. Energy, the existing assets of U.S. Energy, any of the assets subject to the Purchase Agreements, nor shall any event or events have occurred that, individually or in the aggregate, with or without the lapse of time, would reasonably be expected to result in a Material Adverse Effect with respect to U.S. Energy or its existing assets.

U.S. Energy’s Conditions to Closing

The obligations of U.S. Energy to consummate the Purchase are subject, at the option of U.S. Energy, to the satisfaction on or prior to Closing of each of the following conditions (each of which may be waived by U.S. Energy in its sole discretion):

(a)       Each of the representations and warranties of Sellers contained in the Purchase Agreements, subject to certain materiality qualifiers, and other exceptions, shall be true and correct.

(b)       Sellers will have performed or complied, in all material respects, with all obligations, agreements, and covenants contained in the Purchase Agreements as to which performance or compliance by Sellers is required prior to or on the Closing Date.

(c)       Sellers shall be ready, willing, and able to deliver to Purchaser at the Closing all of their closing deliverables.

(d)       No Material Adverse Effect shall have occurred with respect to Sellers or the Acquired Assets nor shall any event or events have occurred that, individually or in the aggregate, with or without the lapse of time, would reasonably be expected to result in a Material Adverse Effect with respect to Sellers or the Acquired Assets.

129

Remedial Action

Pursuant to the Purchase Agreement entered into with Banner, we agreed to mutually agree to a remedial action plan for certain assets included in the Acquired Assets, to be undertaken by Banner prior to Closing, provided that if such remediation action is not agreed to, or not completed by Closing, such applicable portion of the Acquired Assets is to be removed from the assets acquired at Closing, with no adjustment to the purchase price payable to Banner in connection therewith.

Closing Deliverables

At Closing, the following documents are required to be delivered by the parties: (a) assignments and similar documentation relating to the Acquired Assets; (b) preliminary closing statement detailing working capital items; (c) the cash and PSA Shares payable by U.S. Energy to the Sellers at Closing; (d) the release of the Deposits, as discussed above under “—Consideration for the Purchase; Purchase Price Adjustments”; (e) letters in lieu of transfer orders directing all purchasers of production to make payment to U.S. Energy of the proceeds attributable to production from the Acquired Properties from and after the Effective Time; (f) the applicable Sellers shall deliver to U.S. Energy required releases (in recordable form if necessary) of any mortgage, deed of trust, loan agreement or security agreement securing Indebtedness created by Seller that encumbers the Acquired Assets; (g) Sellers or their appointees and U.S. Energy shall duly execute federal and state change of operator forms with respect to those Acquired Assets of Sellers that will be operated by U.S. Energy after the Closing; (h) closing certificates required pursuant to the Purchase Agreements; (i) each Seller shall deliver to U.S. Energy an affidavit of non-foreign status; (j) U.S. Energy and Banner shall duly execute and deliver a Transition Services Agreement; (j) U.S. Energy and Sellers shall duly execute and deliver a Registration Rights Agreement ; (k) U.S. Energy and the Sellers shall duly execute and deliver a Nominating and Voting Agreement; (l) U.S. Energy and the Sellers shall duly execute and deliver a Contribution Agreement; (m) U.S. Energy shall deliver minutes of the Board of Directors of U.S. Energy approving, effective at Closing, (i) the increase in the size of the Company’s Board of Directors to seven and the appointment of two (2) individuals (one appointed by Sellers and one appointed by Lubbock), as well as Duane H. King to the Board of Directors of the Company; and (ii) the appointment of John A. Weinzierl as Chairman; Ryan L. Smith as Chief Executive Officer and Chief Financial Officer; and Donald Kessel as Chief Operating Officer; (n) each Seller shall deliver to Purchaser resolutions of such Seller’s board of directors and/or managers and members and/or owners, approving the transactions contemplated herein and such Seller’s entry into the applicable Purchase Agreement; (o) Banner shall deliver to U.S. Energy evidence of Banner’s payoff of the loans to Banner, in each case advanced by the Small Business Administration, pursuant to the Economic Injury Disaster Loan Program of the CARES Act; and (p) U.S. Energy shall deliver to Banner such documents or instruments as Banner may reasonably request evidencing Purchaser’s satisfaction of the Hedging obligations.

Termination of the Purchase Agreements

The Purchase Agreements are subject to termination prior to Closing under certain circumstances, and may be terminated:

(a)        at any time prior to the Closing Date by the mutual consent of the parties;

(b)        by any Seller if we fail to timely deliver the Deposit to such Seller (which Deposits have been timely delivered);

(c)        by any Seller if (i) we materially breach any provision of the applicable Purchase Agreement, and such breach remains uncured for 30 days after notice thereof, or (ii) we update a disclosure schedule prior to Closing and such update would constitute a Material Adverse Effect on our assets or operations, or our ability to complete the applicable acquisition;

130

(d)        by us, if (i) any Seller materially breaches any provision of its applicable Purchase Agreement, and such breach remains uncured for 30 days after notice thereof, (ii) certain preferential rights associated with the assets exceed 10% of the purchase price payable under the Purchase Agreements, or (iii) if a Seller updates a disclosure schedule prior to Closing, and such update would constitute a Material Adverse Effect on Seller’s assets or operations, or Seller’s ability to complete the applicable sale;

(e)        by us or any Seller in the event the Closing has not occurred by February 28, 2022; or

(f)        by any Seller if (i) our Board of Directors changes their recommendation to stockholders to approve the Purchase Agreements and the terms thereof, (ii) we breach or fail to perform in any material respect our obligations regarding the Proxy Statement (defined and discussed below) and Special Meeting, (iii) the required stockholder approval of the Purchase Agreements and issuance of the PSA Shares is not obtained, or the Additional Listing Approval has not been obtained, by February 28, 2022, or (iv) any of the other Purchase Agreements are terminated prior to Closing. All of the Purchase Agreements are required to close on the same date and at the same time.

If a Seller is entitled to terminate their applicable Purchase Agreement pursuant to (b) above, then Seller may terminate the applicable agreement and pursue any other claim, right, or remedy against us available at law or in equity. If a Seller is entitled to terminate its applicable Purchase Agreement pursuant to (c) or (f), above, then under certain circumstances, such Seller has the right, as their sole and exclusive remedy and in lieu of all other damages, to terminate the agreement, receive the applicable Deposit as liquidated damages and be entitled to reimbursement from us of all of the Sellers’ reasonable out-of-pocket expenses incurred in connection with the contemplated transaction. If we are entitled to terminate a Purchase Agreement pursuant to (d) above, then under certain circumstances, we have the right, as our sole and exclusive remedy and in lieu of all other damages, to terminate the applicable agreement and, in conjunction therewith, receive a return of the Deposit. If the applicable agreement is terminated for any reason other than as described above, then the Deposit is returned to us.

Third-Party Beneficiaries

Except in connection with indemnification rights under the Purchase Agreements, discussed in greater detail above under “—Indemnification”, the Purchase Agreements are for the sole benefit of the parties thereto and their respective successors and permitted assigns and nothing therein, express or implied, confers upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of the Purchase Agreements.

Amendment and Waiver

Each Purchase Agreement may not be amended except by a written agreement of the parties thereto that is identified as an amendment to this Agreement. Except for waivers specifically provided for in a Purchase Agreement, rights under the Purchase Agreements may not be waived except by an instrument in writing signed by the party to be charged with the waiver.

Specific Performance

The parties agree that if any provision of the Purchase Agreements were not performed in accordance with the terms thereof or were otherwise breached, irreparable damage may occur for which monetary damages, even if available, would not be an adequate remedy. Accordingly, the parties agree that in addition to any other remedy to which they are entitled at law or in equity the parties shall be entitled to specific performance.

131

Fees and Expenses

Except as otherwise provided in the Purchase Agreements, and discussed above under “—Termination of the Purchase Agreements”, all fees and expenses incurred in connection with the Purchase Agreements and the transactions contemplated thereby will be paid by the party incurring such fees or expenses, whether or not the Purchase Transaction is consummated.

Governing Law

The Purchase Agreements, and all claims or causes of action based upon, arising out of, or related to the Purchase Agreements or the transactions contemplated thereby, will be governed by, and construed in accordance with, the laws of the State of Texas, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction.

Escrow Agreement

In connection with the entry into the Purchase Agreements, each Seller and U.S. Energy entered into an Escrow Agreement, pursuant to which U.S. Energy placed $500,000 into escrow ($1.5 million in aggregate when including all three Purchase Agreement deposits). The Deposits are to be used for closing price adjustments, subject to certain liquidated damages provisions of the Purchase Agreements, in the event the Purchase Agreements are terminated under certain circumstances, and/or released to the Sellers or U.S. Energy, as discussed in greater above under “—Consideration for the Purchase; Purchase Price Adjustments”, subject to the joint instructions of each applicable Seller and U.S. Energy.

Registration Rights Agreement

At or prior to Closing, each Seller and U.S. Energy is required to enter into a Registration Rights Agreement (the “RRA”). Pursuant to the RRA, we will agree:

● To use our commercially reasonable efforts to prepare and file an initial shelf registration statement under the Securities Act covering the resale covering the resale of all of the shares of common stock issuable to the Sellers, on or before the 30th day after the date the RRA is entered into and use commercially reasonable efforts to cause such initial shelf registration statement to become effective no later than 60 days following the filing date (or, in the event of a “full review” by the Commission, the 90th day following the filing date; and

● To provide the Sellers certain piggy-back registration and participation rights associated with future registration statements and/or future registered offerings we may undertake in the future, subject to certain exclusions and exceptions.

We agreed to bear the full costs of such registration statements and to keep them effective indefinitely, as long as any Seller holds any shares of common stock included thereunder.

The RRA will contain customary indemnification obligations of the parties and will require us to take commercially reasonable efforts for so long as the RRA remains in place, to allow for Rule 144 to be available for the sale of the Sellers’ shares of common stock issuable in connection with the Closing.

The RRA is to remain in place until such time as each Seller no longer holds any shares of common stock issuable in connection with the Closing.

132

Nominating and Voting Agreement

As described in greater detail under “Management Following the Purchase“, pursuant to the Purchase Agreements, we agreed, effective as of the closing of the Purchase, (i) to increase the size of the Company’s Board of Directors to seven members (with one of the current members of the Board resigning), and to appoint (a) Mr. John A. Weinzierl, the Chief Executive Officer of Lubbock, who has been designated by Lubbock, as a director and Chairman; (b) Joshua Bachelor, the Managing Partner of Sage Road, who has been designated by Banner, as a director; and (c) Mr. Duane H. King, the Chief Executive Officer of Synergy, who has been designated by Synergy, as a director.

Separately, at Closing, we and each of the Sellers are required to enter into a Nominating and Voting Agreement. Pursuant to the Nominating and Voting Agreement, we are required to have taken any and all necessary action to (a) increase the number of directors on the Board from five to seven, (b) cause the resignation or removal of a member from the Board, and (c) cause to be appointed to the Board one person designated by each of Lubbock, Synergy and Banner (each a “Nominating Party”), with the result that, as of the Closing Date, the Board shall be comprised of: (i) one person designated by each Nominating Party (each a “Seller Nominated Person”) and (ii) four current members of the Board of Directors. See also “Management Following the Purchase”.

The Nominating and Voting Agreement is also expected to provide that each Nominating Party will have the right to designate for nomination to the Board two nominees (for so long as such Nominating Party holds at least 15% of the Company’s outstanding common stock) and one nominee (for so long as such Nominating Party holds at least 5% of the Company’s common stock), for appointment at any stockholder meeting or via any consent to action without meeting of the stockholders of the Company. The Nominating and Voting Agreement is also expected to require the Board to include such nominees in the slate of directors up for appointment at each meeting of stockholders where directors will be appointed, and take other actions to ensure that such persons are elected to the Board by the stockholders of the Company.

If any Nominating Party’s Seller Nominated Party ceases for any reason to serve on the Board, such Seller Nominated Party will be provided the right to appoint another person to the Board, who shall be appointed to the Board pursuant to the power to fill vacancies given to the Board without a stockholder vote, by the Bylaws of the Company.

Notwithstanding the above, no person is required to be included as a nominee for election or appointment to the Board in the event such person is a Disqualified Person. A “Disqualified Person” is a person for whom the Board reasonably determines that the nomination, election or appointment of, or retention of such person on the Board, as applicable, would (a) violate the listing rules of Nasdaq or the rules and regulations of the SEC, (b) due to such person’s past, affiliations or otherwise, negatively affect the reputation of the Company, negatively affect the Company’s ability to complete future transactions, or disqualify the Company from undertaking any offering under applicable securities laws, or (c) violate the fiduciary duties that the Board owes to the Company or its stockholders; provided, however, that if the Board reasonably determines that any person is unfit for service on the Board for the reasons set forth above, then the applicable Nominating Party is entitled to designate an alternative or replacement person.

Further notwithstanding the above, the non-Nominating Party directors and Nominating Party directors are required to be apportioned between ‘independent’ and non-’independent’ directors as required by the rules of Nasdaq such that the Company continues in compliance with applicable Nasdaq rules.

Each Seller Nominated Person is entitled to the same expense reimbursement and advancement, exculpation, indemnification and insurance in connection with his or her role as a director as the other members of the Board, as well as reimbursement for documented, reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee of the Board of which such Seller Nominated Person is a member, if any, in each case to the same extent as the other members of the Board. We also agreed to continue to maintain directors’ and officers’ liability insurance coverage with respect to each Seller Nominated Person’s service on the Board for a period of at least six years after each such Seller Nominated Person’s service on the Board has concluded.

At all times when Lubbock holds at least 5% of the Company’s outstanding common stock and its appointee is John A. Weinzierl, each Seller is required to instruct its appointee on the Board to vote in favor of appointing Mr. Weinzierl as Chairman of the Board.

133

During the term of the Nominating and Voting Agreement, each Seller will agree to vote all securities of the Company which they hold in any manner as may be necessary to nominate and elect (and, if applicable, maintain in office) as a member of the Company’s Board, each of the Seller Nominated Persons and further to not remove any Seller Nominated Persons, unless such person is a Disqualified Person.

The agreement will continue in effect from the Closing Date until the earlier of (a) the date mutually agreed by all the parties (the Company and each of the Sellers) and (b) the date that no Seller owns at least 5% of the outstanding shares of common stock of the Company; subject to certain rights and obligations which survive termination. Once a Seller’s ownership drops below 5% of the Company’s outstanding common stock, it shall no longer have any right to nominate any person under the Nominating and Voting Agreement, even if such Seller’s ownership increases above 5% of the Company’s common stock in the future.

The description of the Nominating and Voting Agreement above is only a summary and is qualified in its entirety to the Nominating and Voting Agreement attached as an exhibit to the First Amendment, included herewith as Annex E.

Contribution Agreement

Pursuant to a Contribution Agreement to be entered into with each Seller and U.S. Energy at Closing, each of the Sellers will agree, among other things, for the purposes of Section 351 of the Code:

●         That the Purchase Agreements, while individual in nature, were negotiated by each Seller collectively with U.S. Energy, and are intended to be part of one singular transaction.

●        The closing of each Purchase Agreement is conditioned on the consummation of the closing under each of the other Purchase Agreement.

●        Following the Closing, the Sellers will control, within the meaning of Section 368(c) of the Code, U.S. Energy, with the assets to be acquired by U.S. Energy pursuant to the Purchase Agreements collectively constituting the “Contributed Assets”.

●       That the intent of the parties is for the Purchase Agreements, and the transactions contemplated thereby, to provide for a tax-free exchange between the Sellers and U.S. Energy as described in, and in accordance with, Section 351 of the Code.

Farmout Agreement

On the Closing Date, Synergy and U.S. Energy intend to enter into a Farmout Agreement concerning certain leases located in Glacier and Toole Counties, in Montana, which will provide, among other things, U.S. Energy a 20% participation right on any type of secondary or tertiary development operations undertaken by Synergy in such properties.

134

Transition Services Agreement

Effective as of the Closing Date of the Purchase, U.S. Energy will enter into a Transition Services Agreement (“TSA”) with Banner to provide accounting support and other transition services. The TSA will remain in place for six months and U.S. Energy will pay Banner $90,000 per month during the duration of the TSA.

MANAGEMENT FOLLOWING THE PURCHASE

Executive Officers and Directors of the Combined Company Following the Purchase

Pursuant to the Purchase Agreements, we agreed, effective as of the closing of the Purchase, (i) to increase the size of the Company’s Board of Directors to seven members, and to appoint (a) Mr. John A. Weinzierl, the Chief Executive Officer of Lubbock, who has been designated by Lubbock, as a director and Chairman; (b) Joshua Bachelor, the Managing Partner of Sage Road, who has been designated by Banner, as a director; and (c) Mr. Duane H. King, the Chief Executive Officer of Synergy, who has been designated by Synergy, as a director.

At the Closing, we also agreed to appoint Mr. Weinzierl as Chairman; and Donald Kessel, who is currently Vice President-Operations (non-executive), as Chief Operating Officer of the Company, and to continue to employ Ryan L. Smith (our current Chief Executive Officer, President and Chief Financial Officer) as Chief Executive Officer and Chief Financial Officer of the Company.

Additionally, a required term and condition of the Closing is that the Company and each of the Sellers enter into a Nominating and Voting Agreement (discussed in greater detail above), which will provide for all the Sellers to agree to continue and appoint and nominate each of their designated director nominees to the Board of Directors, with each Seller having the right, for so long as they hold at least 15% of the Company’s outstanding common stock, to appoint two members to the Board of Directors of the Company, provided that it is currently contemplated that the Sellers will only appoint one person each to the Board of Directors at Closing, and each Seller thereafter having the right, for so long as they hold at least 5% of the Company’s outstanding common stock, to appoint one member to the Board of Directors.

The following table lists the names and ages as of [●], 2021 and positions of the individuals who are expected to serve as executive officers and directors of the combined company upon completion of the Purchase:

Name	Age	Position(s)
Executive Officers
Ryan L. Smith	38	Chief Executive Officer, Chief Financial Officer and Continuing Director
Donald A. Kessel	60	Chief Operating Officer

Non-Employee Directors
James W. Denny III	74	Continuing Director
Randall D. Keys	61	Continuing Director
D. Stephen Slack	72	Continuing Director
John A. Weinzierl	53	Chairman (Seller Appointee (Director at Closing))
Duane H. King	61	Seller Appointee (Director at Closing)
Joshua L. Bachelor	45	Seller Appointee (Director at Closing)

Executive Officers

Please see the below biographical information for those persons who are expected to serve as executive officers of the Company following the Closing:

135

Ryan L. Smith — Chief Executive Officer, Chief Financial Officer and Continuing Director

Mr. Smith has served as the Company’s Chief Executive Officer since December 2019 and as the Company’s Chief Financial Officer since May 2017. Mr. Smith has served on the Board of Directors since January 2021. Mr. Smith consulted for the Company from January 2017 to May 2017. Prior to this position, Mr. Smith served as Emerald Oil Inc.’s Chief Financial Officer from September 2014 to January 2017 and Vice President of Capital Markets and Strategy from July 2013 to September 2014. Prior to joining Emerald, Mr. Smith was a Vice President in Canaccord Genuity’s Investment Banking Group focused solely on the energy sector. Mr. Smith joined Canaccord Genuity in 2008 and was responsible for the execution of public and private financing engagements along with mergers and acquisitions advisory services. Prior to joining Canaccord Genuity, Mr. Smith was an Analyst in the Wells Fargo Energy Group, working solely with upstream and midstream oil and gas companies. Mr. Smith holds a Bachelor of Business Administration degree in Finance from Texas A&M University. The Board has concluded that Mr. Smith’s experience and familiarity with the U.S. Energy’s operations qualifies him for service as a director.

Donald A. Kessel — Chief Operating Officer

Mr. Kessel has served as U.S. Energy’s Vice President of Operations (non-executive) since April 2021 after consulting for the Company since March 2020. Mr. Kessell has also provided consulting services to various entities in the exploration and production industry since 2016. Mr. Kessel previously served as Interim President and Chief Executive Officer of Timber Creek Energy LLC, an oil and gas exploration and production company from March 2018 to January 2019. Mr. Kessel is responsible for improving efficiency and implementing operational changes on U.S. Energy’s assets. Mr. Kessel co-founded Murex Petroleum Corporation in 1999 and grew the company into an industry leader in the Williston Basin, before leaving in 2016. Mr. Kessel’s began his oil and gas career at Hess Corporation in various engineering roles. Mr. Kessel spent 18 years on the Board of the North Dakota Petroleum Council and serves as the Chair of the Advisory Committee of the Petroleum Technology Program at Bismarck State College. Mr. Kessel obtained a B.S. in petroleum engineering from North Dakota State University.

Directors

Please see the below biographical information for those persons who are expected to serve as non-executive directors of the Company following the Closing:

John A. Weinzierl— Chairman (Seller Appointee (Director at Closing))

John A. Weinzierl is a founding partner of Katla Capital, a Houston based multi-family office seeking to invest with entrepreneurs, business owners, management teams and other investors/sponsors in diversified industries, as well as other opportunistic investments in real estate and alternative asset classes. He also leads Katla Energy Holdings LLC, a company he founded in 2016, to own, operate and invest in energy assets and companies in North America. John previously served as CEO of Memorial Resource Development LLC (MRD), a company he co-founded in 2011, from December 2011 to September 2016. While CEO, he expanded MRD’s oil and gas operations to six states, led the public listing of two subsidiary companies, Memorial Resource Development Corp. and Memorial Production Partners LP, and partnered with a third company, PennTex Midstream Partners, LP, that had an initial public offering. Memorial Production Partners LP filed for Chapter 11 bankruptcy protection in January 2017, which bankruptcy was closed in May 2018 (Mr. Weinzierl served as Chief Executive Officer of Memorial Production Partners LP from December 2011 to September 2016). Prior to MRD, John was a partner and ran the Houston office of NGP Energy Capital Management, an energy-focused private equity firm, from 1999 to 2011. He sourced, structured and executed investments, monitored existing investments and led capital markets transactions in the upstream, midstream and oilfield services sectors. He began his career as a petroleum engineer for Conoco, Inc. and held positions of increasing responsibility in project teams located in the US, Congo (Brazzaville), Nigeria and Norway. John is a licensed Professional Engineer (PE) in the State of Texas, and earned a B.S. in Petroleum Engineering and an MBA from the University of Texas at Austin, which recognized him as both a Distinguished Alumnus from the Department of Petroleum Engineering and an Outstanding Young Engineering Graduate. He is currently Chairman of the Engineering Advisory Board of the Cockrell School of Engineering at the University of Texas at Austin, was President of the Houston Producers Forum, serves on the Board of Trustees of Episcopal High School (Houston) and is President of the St. Francis Episcopal Church Endowment Fund. The Board has concluded that Mr. Weinzierl’s significant oil and gas experience qualifies him for service as a member of the Board of Directors.

136

James W. Denny III — Continuing Director

Mr. Denny has served on the Board since December 2019. Mr. Denny possesses more than 45 years of industry related experience. Mr. Denny previously served as Executive Vice President of Operations for Lilis Energy from April 2018 to July 2019. Mr. Denny served as Vice President at Siltstone from January 2016 to March 2018 and as Magnum Hunter Resource Corporation’s Executive Vice President of Operations and as President of the Appalachian Division from 2007 to September 2015. Mr. Denny also served as President and Chief Executive Officer of Gulf Energy Management Company, a wholly-owned subsidiary of Harken Energy Corporation from 2002 to 2007. In his capacity as President and Chief Executive Officer of Gulf Energy Management, Mr. Denny was responsible for all facets of Gulf Energy Management’s North American operations. He is a registered professional engineer in the state of Louisiana and is a certified earth scientist. He is also a member of various industry associations, including the American Petroleum Institute, the National Society of Professional Engineers, the Society of Petroleum Engineers and the Society of Petroleum Evaluation Engineers. He is a graduate of the University of Louisiana-Lafayette with a Bachelor of Science in Petroleum Engineering. The Board has concluded that Mr. Denny’s experience qualifies him for service as an independent director and as a member of the Audit, Compensation and Nominating Committees.

Randall D. Keys — Continuing Director

Mr. Keys has served on the Board since December 2019. Mr. Keys served as Chief Executive Officer of Evolution Petroleum Corporation, a NYSE-listed exploration and production company, prior to his retirement in June 2018. He joined Evolution in 2014 as Chief Financial Officer. Mr. Keys has over 35 years of experience in the oil and gas industry, including positions as Chief Financial Officer of public energy companies. He earned a B.B.A. in Accounting from the University of Texas at Austin and began his career with the accounting firm of KPMG. The Board has concluded that Mr. Keys’ broad experience in the energy industry qualifies him for service as an independent director. Further, his experience as a financial officer in public energy companies, experience with SEC reporting requirements and his education and prior certification as a CPA qualifies him to serve as an Audit Committee Financial Expert.

D. Stephen Slack — Continuing Director

Mr. Slack has served on the Board since December 2019 and as Chairman of the Board of Directors December 2019. Mr. Slack is the former President and Chief Executive Officer of South Bay Resources, L.L.C., a privately held oil and gas exploration and production company, and of its affiliate South Bay Resources Canada, Inc. Prior to founding South Bay in 2001, Mr. Slack served as Senior Vice President and Chief Financial Officer of Pogo Producing Company, Inc. (formerly NYSE: PPP), an independent oil and gas producer, from 1988 to 1998, and as a director from 1990 to 1998. From March 2003 to August 2010, Mr. Slack served as a director of The Cornell Companies, Inc. (formerly NYSE: CRN). During his tenure, Mr. Slack served as chair of the Audit Committee, the Committee’s designated financial expert and as a member of the Compensation Committee. Mr. Slack received his bachelor’s degree from the University of Southern California and his Master of Business Administration (M.B.A.) from Columbia University. The Board has concluded that Mr. Slack’s experience qualifies him for service as an independent director and as a member of the Audit, Compensation and Nominating Committees.

137

Duane H. King — Seller Appointee (Director at Closing)

Mr. King has served as CEO of Synergy Offshore, LLC (which he co-founded) since October 2010. In 2002, Mr. King co-founded Synergy Oil & Gas, L.P. (“Synergy LP”). In 2010 and 2011, Synergy LP sold its assets, providing a successful exit to its private equity sponsor, Natural Gas Partners, while retaining interest in a midstream processing company and an exploration project. In 1991, Mr. King co-founded Synergy Oil & Gas, Inc and in 2001, successfully sold the company. From 1988 to May 1991, he served as an Associate with the Chase Manhattan Bank in the Energy Division in Houston and New York, specializing in energy corporate finance. From 1984 to 1986, Mr. King was a Production Engineer for Mitchell Energy & Development Corp. in Midland, Texas. His responsibilities with Mitchell included the design, arrangement and performance of completions and workovers and the direction of the daily operations of approximately 120 producing oil and gas wells. Mr. King is a member of The Chancellor’s Council Executive Committee and the Engineering Advisory Board for the University of Texas. Mr. King is also involved in numerous charity organizations and is currently the President of the Board of Yellowstone Academy, a school he helped establish, and has served on the Boards of Episcopal High School, Archway Academy, Presbyterian School, Houston Habitat for Humanity, Houston Producers Forum, and other organizations. Mr. King received his B.S. with honors in Petroleum Engineering from the University of Texas and obtained an MBA from the University of Texas where he was a Sord Scholar. The Board has concluded that Mr. King’s significant oil and gas experience qualifies him for service as a member of the Board of Directors.

Joshua L. Batchelor — Seller Appointee (Director at Closing)

Mr. Batchelor is a Co-Founder and Managing Partner of Sage Road Capital, a Houston-based lower middle market private equity fund focused on the upstream oil and gas sector, with over $200 million under management. Prior to founding Sage Road in 2012, Mr. Batchelor was a Principal at Quantum Energy Partners, a leading energy-focused private equity firm with over $6 billion of capital under management. Mr. Batchelor also held positions with Behrman Capital, a middle market private equity firm focused on technology, healthcare and business services, and Morgan Stanley Capital Partners (now Metalmark Capital). Mr. Batchelor served as a director of Ridglea Energy, LLC from November 2015 to October 2020, which entity filed for Chapter 7 bankruptcy in October 2020 which was final in May 2021. Mr. Batchelor holds a B.A. in Mathematical Methods in the Social Sciences and Economics with honors from Northwestern University. The Board has concluded that Mr. Batchelor’s significant private equity and oil and gas experience qualifies him for service as a member of the Board of Directors.

Terms of Office of Officers and Directors

Classes of Directors; Independence

We are, and after the Closing will continue to be, managed by our Board of Directors. Our current Amended and Restated Certificate of Incorporation provides for three classes of Directors, Class One, Class Two and Class Three directors, with each class having a term expiring at the third succeeding annual meeting of shareholders after their class is appointed and until their successors have been duly elected or appointed and qualified or until death, resignation or removal. Any vacancies in the Board of Directors for any reason and any newly created directorships resulting from any increase in the number of created directorships resulting from any increase in the number of directors may be filled by the Board of Directors acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen and until their successors shall be elected or appointed and qualified or until death, resignation or removal.

The Company’s Bylaws limit service of the independent directors to two three-year terms. If recommended by the Chairman of the Board and approved by the Board, an independent director may serve one additional term. As discussed above, at Closing our Board of Directors is expected to include:

138

Name*	Position	Independent	Director Class
Ryan L. Smith	Chief Executive Officer and Chief Financial Officer and Current Director		Two
James W. Denny III	Current Director	X	Two
Randall D. Keys	Current Director	X	One
D. Stephen Slack	Current Director	X	One
John A. Weinzierl	Seller Appointee (Chairman at Closing)	X	Three
Duane H. King	Seller Appointee (Director at Closing)	X	-Three
Joshua L. Bachelor	Seller Appointee (Director at Closing)	X	-Three

* It is currently anticipated that Javier F. Pico, one of U.S. Energy’s current directors will resign in connection with the Closing; however no decision to resign, retire or refuse to stand for re-election has been made by Mr. Pico to date, no notice has been provided by Mr. Pico regarding such potential resignation, retiring or refusal to stand for re-election and no formal decision regarding Mr. Pico’s continued service on the Board has been made to date.

In the above table, ‘independent’ means meeting the independence requirements of the Securities and Exchange Commission, or SEC, and The Nasdaq Stock Market, or Nasdaq.

Nasdaq’s listing standards require that the U.S. Energy Board of Directors consist of a majority of independent directors, as determined under the applicable Nasdaq rules and requirements. The U.S. Energy Board of Directors believes that each of Mr. James W. Denny III, Mr. Randall D. Keys, Mr. D. Stephen Slack, Mr. John A. Weinzierl, Mr. Duane H. King and Mr. Joshua L. Bachelor, will qualify as an independent director following the completion of the Purchase. As such, and as shown above, at the Closing, U.S. Energy believes that a majority of the members of its Board of Directors will consist of independent members.

The members of the Board of Directors following the Closing will serve in such roles until the earlier of their resignation, death and removal, subject to the Director Class rules set forth in the Articles of Incorporation, as amended and restated.

Terms of Officers

Officers are appointed by our Board of Directors and serve at the discretion of the Board, rather than for specific terms of office, subject to the terms of any employment agreement.

Committees of the Board of Directors

The U.S. Energy Board of Directors currently has, and following the completion of the Purchase will continue to have, the following committees: an Audit Committee, Compensation Committee, Nominating Committee and Hedging. The roles, responsibilities and duties of each of the Audit Committee, Compensation Committee, Nominating Committee and Hedging are discussed below.

Audit Committee

To provide effective direction and review of fiscal matters, the Board has established an Audit Committee. The Audit Committee has the responsibility of reviewing our financial statements, exercising general oversight of the integrity and reliability of our accounting and financial reporting practices, and monitoring the effectiveness of our internal control systems. The Audit Committee also retains our independent outside audit firm. It also exercises general oversight of the activities of our independent auditors, principal financial officer, principal accounting officer, accounting employees and related matters. The current Chairman of the Audit Committee is Randall D. Keys. The Board has determined that Mr. Keys is an “audit committee financial expert” as defined in Item 407(d) of SEC Regulation S-K. The other current members of the Audit Committee are Javier F. Pico, who has served since May 2017, and D. Stephen Slack, who has served since December 2019. All members of the Audit Committee are independent directors under applicable Nasdaq and SEC rules. The Audit Committee also reviews and reassesses the adequacy of the Audit Committee Charter on an annual basis.

139

In connection with the closing of the Purchase, the combined company’s Board of Directors is expected to select members of the Audit Committee. To qualify as independent to serve on the combined company’s Audit Committee, The Nasdaq Stock Market listing standards and the applicable rules of the SEC require that a director does not accept any consulting, advisory, or other compensatory fee from the combined company, other than for service as a director, or be an affiliated person of the combined company. U.S. Energy believes that, following completion of the Purchase, the functioning of the combined company’s Audit Committee will comply with the applicable requirements of the rules and regulations of The Nasdaq Stock Market. The audit committee financial expert is anticipated to be Mr. Keys.

Compensation Committee

We have a Compensation Committee, the current members of which are Randall D. Keys, Javier F. Pico and D. Stephen Slack. These members are independent under applicable criteria established by Nasdaq. The Compensation Committee reviews and recommends to the Board compensation packages for the executive officers of the Company. The Compensation Committee may delegate to a subcommittee or to our Chief Executive Officer or other officer such of its duties and responsibilities as the Compensation Committee deems to be in the best interests of the Company, provided such delegation is not prohibited by law or Nasdaq rule.

In connection with the closing of the Purchase, the combined company’s Board of Directors is expected to select members of the Compensation Committee. To qualify as independent to serve on the combined company’s Compensation Committee, The Nasdaq Stock Market listing standards require a director not to accept any consulting, advisory, or other compensatory fee from the combined company, other than for service on the combined company’s Board of Directors, and that the combined company’s Board of Directors consider whether a director is affiliated with the combined company and, if so, whether such affiliation would impair the director’s judgment as a member of the compensation committee. U.S. Energy believes that, after the completion of the Purchase, the composition of the compensation committee will meet the requirements for independence under, and the functioning of such compensation committee will comply with any applicable requirements of the rules and regulations of The Nasdaq Stock Market and of the SEC.

Nominating Committee

We have a Nominating Committee, currently consisting of James W. Denny III, Randall D. Keys and Javier F. Pico. These members are independent directors under Nasdaq rules. The Nominating Committee is responsible for identifying and recommending to the Board nominees for election to the Board. Once identified, the Nominating Committee reviews the qualifications (including capability, availability to serve, conflicts of interest, and other relevant factors) of any identified potential director candidate and, where necessary, assists in interviewing such candidate. The Nominating Committee recommends to the Board appropriate nominees for election to be included in the proxy statement for the annual stockholders meeting.

In connection with the closing of the Purchase, the combined company’s Board of Directors is expected to select members of the Nominating Committee. Following the completion of the Purchase, the Board anticipates that the composition of the nominating and governance committee will continue to meet the requirements for independence under, and the functioning of such nominating and governance committee will comply with any applicable requirements of the rules and regulations of The Nasdaq Stock Market.

Hedging Committee

The Company has a Hedging Committee to review and approve the use of all hedging agreements. The current members are James W. Denny III and Randall D. Keys. In connection with the closing of the Purchase, the combined company’s Board of Directors is expected to select members of the Hedging Committee. There are no specific criteria to appointment to, or service on, the Hedging Committee under SEC or Nasdaq rules or regulations. Following the Purchase, the then members of the Board of Directors may determine to change the composition of the Hedging Committee.

140

Board Leadership

The Company’s Bylaws provide that the Chairman of the Board may not be the Chief Executive Officer and shall be appointed by the affirmative vote of at least a majority of the members of the Board, unless otherwise determined by the Board. We believe the separation of the Chairman (Mr. Slack currently and Mr. Weinzierl following the Closing) and Chief Executive Officer (Mr. Smith (both currently and following the Closing)) roles to be a best practice as it relates to strong corporate governance. The Board believes that its programs for overseeing risk, as described below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

Communications from Stockholders to the Board

The independent directors have established a process for collecting and organizing communications from stockholders. Stockholders may send communications to the Board by addressing their communications the Company’s corporate headquarters, 675 Bering Drive, Suite 390, Houston, Texas 77057; Attention: Ryan L. Smith, Chief Executive Officer. Pursuant to this process, the Chief Executive Officer then reviews the communications, determines which of the communications address matters of substance that should be considered by all directors and sends those communications to all the directors for their consideration.

Upon receipt of any communication that is clearly marked “Confidential,” our Chief Executive Officer will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed. If the correspondence is not addressed to any particular Board member or members, the communication will be forwarded to a Board member to bring to the attention of the Board.

Stockholder Recommendations

The Nominating Committee (which is comprised solely of independent directors) considers and recommends to the Board individuals who may be suitable to be nominated to serve as directors. All director candidates recommended by a stockholder, or a director or officer, will be evaluated by the Nominating Committee in good faith. The Nominating Committee considers diversity in identifying nominees for director, but has not adopted a formal, written diversity policy. The charter of the Nominating Committee sets forth a procedure for stockholders to follow in recommending director candidates to the Nominating Committee. Pursuant to the Nominating Committee charter, a nominating stockholder should provide a written request that the Nominating Committee consider a particular candidate at least 90 days prior to the meeting at which the candidate would be elected. The request must include specified information about the candidate, including a discussion of his or her background and experience, and related matters, and the candidate must have certain attributes and experience, in each case as described in the Nominating Committee charter.

Risk Oversight

We face various risks in our business, including liquidity and operational risks. Liquidity risk is encountered in the context of balancing contractual commitments to spend capital and also is involved in our hedging commitments for oil and natural gas price protection. Any change in our hedging strategy will require the approval of the Board and the Hedging Committee.

General business operations are managed by our Chief Executive Officer, who reports to the Board. An annual budget is approved by the Board, with appropriate modifications as needed throughout the year by the Board. However, material budget variations are subject to prior approval by the Board, even if the category and fund allocation generally had been previously approved by the Board. In these situations, the Chairman will call a Board meeting to discuss specific terms, costs and variables, and associated risks, before committing the Company. We believe this process provides the Board with a continuing and key role in risk oversight.

141

Compensation Risk Assessment

We do not believe that our compensation programs encourage excessive risk taking. Risk mitigating factors of our compensation program and Board governance include:

●	A mix of short-term and long-term incentives designed to incentivize creation of long-term stockholder value; and

●	Caps on awards under our bonus programs, along with the use of targeted performance goals designed to emphasize metrics that lead to long-term stockholder value creation.

Family Relationships

There are no family relationships among any of the current U.S. Energy directors and executive officers, and there are no family relationships, among any of the proposed combined company directors and officers.

Arrangements between Officers and Directors

To our knowledge, there are no arrangements or understandings with another person under which the directors and executive officers of the combined company was or is to be selected as a director or executive officer (except in connection with the Purchase Agreement, as discussed above, and the Nominating and Voting Agreement discussed above under “Agreements Related to the Purchase—Nominating and Voting Agreement“).

Other Directorships

No directors of the Company and no persons who are anticipated to serve as directors of the Company following the Closing, are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act).

Involvement in Certain Legal Proceedings

To our knowledge, none of our executive officers or directors and none of the proposed officers or directors following the Closing, has been involved in any of the following events during the past ten years, except as discussed in their bios above:

(1)	any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and minor offenses);

(2)	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

(3)	being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law;

(4)	being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies, including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(5)	being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section (1)(a)(40) of the Commodity Exchange Act), or any equivalent exchange, association, entity, or organization that has disciplinary authority over its members or persons associated with a member.

142

Policy on Equity Ownership

The Company does not have a policy on equity ownership at this time. However, as illustrated in the “Principal Stockholders of the Company“ table below, Mr. Ryan L. Smith, the sole executive officer named in the executive compensation table of our most recent Annual Report on Form 10-K (our “Named Executive Officers”) and directors are beneficial owners of stock of the Company.

Anti-Hedging Policies

The Company recognizes that hedging against losses in Company shares may disturb the alignment between stockholders and executives that equity awards are intended to build; however, while ‘short sales’ are discouraged by the Company, the Company does not currently have a policy prohibiting such transactions. We plan to implement a policy prohibiting such transactions in the future.

Compensation Recovery

Under the Sarbanes–Oxley Act of 2002 (the “Sarbanes-Oxley Act”), in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, we can recoup those improper payments from our Chief Executive Officer and Chief Financial Officer. We plan to implement a clawback policy in the future, although we have not yet implemented such policy, in accordance with the requirements of The Dodd–Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Notwithstanding the above, the employment agreement with Ryan L. Smith, our Chief Executive Officer, is expressly subject to the clawback and other terms of the Dodd-Frank Act.

Code of Conduct

We are committed to sound corporate governance principles. As evidence of this commitment, the Board has adopted charters for its committees and a Code of Ethics. These documents, along with the Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) and Bylaws, provide the framework for our corporate governance. The charters of the Audit Committee, the Compensation Committee, and the Nominating Committee may be viewed at our website (www.usnrg.com), by going to the tab “About Us,” then going to “Corporate Governance.” The Code of Ethics also may be viewed at that location. If these documents are amended (or if the Code of Ethics is waived in a manner requiring disclosure under SEC rules), the amendments (and the occurrence of the waiver of the Code of Ethics) will be disclosed on the website as required by the SEC. Copies of each of these documents are available without charge to any person who requests them, by sending a request to the Company’s corporate headquarters, 675 Bering Drive, Suite 390, Houston, Texas 77057; Attention: Ryan L. Smith, Chief Executive Officer.

Employment Arrangement with Mr. Ryan L. Smith

The Company entered into an Employment Agreement with Mr. Ryan L. Smith on March 5, 2020. The term of Mr. Smith’s Employment Agreement commenced on March 5, 2020 and, unless terminated sooner as provided in the Employment Agreement, was to continue until January 1, 2021, and thereafter on a year-to-year basis, for successive terms of one year, unless Mr. Smith or the Company provides written notice within 60 days prior to the then renewal date. As no notice of termination was provided on January 1, 2021, the Employment Agreement automatically renewed for a one-year term until January 1, 2022. Nonrenewal of the Employment Agreement will not be treated as a termination of employment with the Company unless Mr. Smith’s employment with the Company is actually terminated in connection with such nonrenewal.

143

The Employment Agreement provides for Mr. Smith to serve as the Chief Executive Officer and “principal accounting officer” of the Company during the term of the agreement.

Mr. Smith’s employment agreement provides for (a) base salary of $240,000, which may be increased from time to time in the discretion of the Compensation Committee; (b) Mr. Smith’s right to earn a performance bonus in cash, subject to the satisfaction of applicable performance criteria established from time to time by the Compensation Committee or the Board, and based on the Compensation Committee’s or Board’s evaluation of the condition of Company’s business, the results of operations, Mr. Smith’s individual performance for the performance period, and the satisfaction by Mr. Smith or the Company of goals and milestones, or any combination thereof (“Performance Criteria”); and (c) subject to the satisfaction of applicable Performance Criteria and any other conditions required by the Compensation Committee or the Board, that Mr. Smith is eligible to receive an annual equity grant, in the discretion of the Compensation Committee or the Board. Mr. Smith may also receive additional bonuses awarded from time to time in the discretion of the Board and/or Compensation Committee in cash, stock, or options.

In the event that the Company terminates Mr. Smith’s employment without Cause (defined below) or Mr. Smith terminates his employment for Good Reason (defined below), Mr. Smith shall be entitled to receive (i) any accrued obligation (as that term is defined in the Employment Agreement); (ii) any unpaid annual bonus for any completed fiscal year that has ended prior to termination with such amount to be determined by actual performance during the completed fiscal year; (iii) a lump sum payment equal to his annual base salary (i.e., 12 months of salary at his then rate); (iv) a payment equal to the value of any non-discretionary annual cash bonus that would have been payable based on actual performance, pro-rated for the period worked prior to termination; (v) if Mr. Smith (or his dependents) elects COBRA coverage (or similar coverage as provided by similar state law), for a maximum of 12 months, a monthly payment equal to the monthly COBRA premium cost applicable to Mr. Smith; and (vi) immediate vesting of any and all equity awards granted to Mr. Smith during his employment. Such amounts are payable by the 60th day following the termination of his employment.

The Employment Agreement includes customary confidentiality, non-disclosure, arbitration and assignment of inventions language. The Employment Agreement also includes a customary six month non-compete obligation and a one-year non-solicitation obligation, following Mr. Smith’s termination of employment.

Mr. Smith’s agreement also includes a provision which provides that, if Mr. Smith is terminated upon a Change of Control (as defined below) of the Company or during the eighteen (18) month period following such Change of Control, he is terminated by the Company without Cause (as defined below) or he terminates his employment with Good Reason (as defined below), he is entitled to: (i) the payment of all accrued obligations; (ii) any unpaid annual bonus in respect of any completed fiscal year that has ended prior to the date of such termination with such amount determined based on actual performance during such fiscal year as determined by the Compensation Committee; (iii) a lump sum cash payment equal to twelve (12) months compensation at the his base rate (currently $240,000 per year); (iv) a lump sum cash payment equal to the value of any non-discretionary annual cash bonus that would have been payable based on actual performance, pro-rated for the period he worked prior to termination; and (v) for a maximum period of twelve (12) months, a monthly cash payment equal to the “applicable percentage” of the monthly COBRA premium cost applicable to Mr. Smith, if Mr. Smith (or his dependents) is eligible, elects and continues COBRA coverage, or similar coverage as provided by similar state law, in connection with such termination, (for purposes hereof, the “applicable percentage” is the percentage of Mr. Smith’s health care premium costs covered by the Company as of the date of termination limited to the extent the Company can legally provide under its health insurance contract); and (vi) immediate vesting of any and all equity or equity-related awards previously awarded to Mr. Smith, irrespective of type of award (collectively, the “Termination Payments”), plus a lump-sum cash payment equal to two (2.0) times the total of (i) Mr. Smith’s then total base salary (currently $240,000), plus (ii) an amount equal to the value of the annual cash bonus earned during the fiscal year immediately preceding the year of such termination pursuant (which bonus for fiscal 2020 was $240,000)(the “Change of Control Premium”). In addition, the Compensation Committee, in its sole discretion, may award an additional cash bonus related to the Change of Control transaction, if the terms of the transaction are deemed to be significantly favorable to the Company.

144

For the purposes of the employment agreement, “Change of Control” means (i) the occurrence of a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company; and (ii) a merger, consolidation, or reorganization of the Company with or involving any other entity, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization. We anticipate that the closing of the Purchase Agreements will constitute a Change of Control under Mr. Smith’s the employment agreement.

“Cause” means (i) a material breach of the terms and conditions of Mr. Smith’s employment agreement with the Company, (ii) Mr. Smith’s act(s) of gross negligence or willful misconduct in the course of Mr. Smith’s employment thereunder that is injurious to the Company or its affiliates, (iii) willful failure or refusal by Mr. Smith to perform in any material respect Mr. Smith’s duties or responsibilities, (iv) misappropriation by Mr. Smith of any assets of the Company or any of its affiliates, (v) embezzlement or fraud committed by Mr. Smith, or at Mr. Smith’s direction, (vi) Mr. Smith’s conviction of, or pleading “guilty” or “no contest” to a felony under state or federal law.

“Good Reason” means, that without Mr. Smith’s consent, (i) Company fails to pay any compensation under the employment agreement when due or to perform any other obligation of the Company under the employment agreement, or (ii) the relocation of Mr. Smith’s principal place of business by more than fifty (50) miles from Houston, Texas, or any other geographic location mutually agreed to by the Company and Mr. Smith.

We do not anticipate any change to Mr. Smith’s employment agreement in connection with the Closing.

The required payment of any Change of Control Premium due to Mr. Smith may have a Material Adverse Effect on the Company’s available cash and ability to support its operations post-Closing.

See also “The Purchase—Interests of Certain Persons in the Purchase”, above.

RELATED PARTY TRANSACTIONS OF DIRECTORS, EXECUTIVE
OFFICERS AND RELATED PARTIES OF THE COMBINED COMPANY

Family Employment

None of our directors are related by blood, marriage, or adoption to any other director, executive officer, or other key employees.

We have adopted a nepotism policy pursuant to which family members of any employee, which include fathers, mothers, siblings, sons, daughters, nieces, nephews or grandchildren, may not be hired or terminated by a direct family member. Additionally, family members are not allowed to participate in any discussion relating to the setting of compensation rates for other family members. An immediate relative of any employee can only be hired after the Compensation Committee has reviewed the application of the direct family member and has satisfied itself that (a) the position is necessary, (b) the position has been adequately advertised, (c) other applicants have been interviewed by non-family managers of the Company and (d) the family member is the most qualified candidate for the position. Further, written approval from the Chairman of the Compensation Committee must be received along with an approved rate of pay before any family members of any employees, officers or directors can be employed and paid by us.

145

Related Person Transaction Policy

From time to time, we have entered into transactions with certain “related persons,” a category that generally includes executive officers, directors, and beneficial owners of 5% or more of our Common Stock, and immediate family members of these persons and entities in which one of these persons has a direct or indirect material interest. We refer to transactions with these related persons as “related party transactions.” The Audit Committee is responsible for the review and approval of each related party transaction exceeding $120,000, although, as a matter of practice, the Audit Committee reviews, and, if appropriate, approves, all related party transactions regardless of the amount involved.

The Audit Committee considers all relevant factors when determining whether to approve a proposed related party transaction, including (without limitation):

●	the size of the transaction and the amount of consideration that might be paid to a related person;

●	the nature of the interest of the applicable related person; and

●	whether the transaction involves the provision of goods or services to us that are available from unaffiliated third parties.

Implementation of the Policy

In determining whether to approve a proposed related party transaction, the Audit Committee must be reasonably satisfied that:

●	the transaction likely will significantly benefit all stockholders, even though it will provide a benefit to the related parties; and

●	goods or services of comparable quality either cannot be obtained from third parties in time to meet the Company’s needs or can be obtained but at a significantly higher cost.

In appropriate circumstances, the Audit Committee may enlist outside sources to obtain information about the possibility of using third-party vendors’ goods and/or services.

Compensation of certain related persons other than executive officers is determined by the Compensation Committee rather than the Audit Committee as discussed in “Family Employment.” The policy has been followed by the Committee since 2004.

Related Party Transactions

Except as discussed below or otherwise in connection with payments made to officers or directors as part of consideration for services, as previously disclosed in the Company’s proxy statement for the 2021 annual meeting, there have been no transactions over the last two fiscal years, and there is not currently any proposed transaction, in which the Company was or is to be a participant, where the amount involved exceeds the lesser of (a) $120,000 or (b) one percent of the Company’s total assets at year-end for the last two completed fiscal years, and in which any officer, director, or any stockholder owning greater than five percent (5%) of our outstanding voting shares, nor any member of the above referenced individual’s immediate family, had or will have a direct or indirect material interest.

On January 21, 2021, the Board of Directors issued Mr. Ryan L. Smith, the Company’s Chief Executive Officer and Chief Financial Officer, 100,000 shares of common stock, which shares vest equally over a four-year period.

On February 22, 2021, the Board of Directors granted each of the four independent members of the Board of Directors 10,000 shares of restricted common stock which vest in full on January 28, 2022, subject to such person’s continued service with the Company through such vesting date, in consideration for services rendered for the period from February 22, 2021 to January 28, 2022.

146

PRINCIPAL STOCKHOLDERS OF THE COMPANY

Current Principal Stockholders of the Company

The following table sets forth certain information with respect to the beneficial ownership of our capital stock as of the Record Date, referred to in the table below as the “Beneficial Ownership Date”, by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of any class of our securities;

●	each of our directors;

●	each of our Named Executive Officers; and

●	all directors and executive officers as a group.

The column titled “Percentage of Shares Beneficially Owned” is based on a total of 4,676,301 shares of our common stock outstanding as of the Beneficial Ownership Date.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant or upon conversion of a convertible security) within 60 days of the Beneficial Ownership Date. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of our directors, director nominees and officers is c/o 675 Bering, Suite 390, Houston, Texas 77057.

Title of Class	Name of Beneficial Owner		Position with Company	Beneficial Ownership		Percent of Shares Beneficially Owned
Common	Ryan L. Smith		CEO, CFO, President and Director	158,450	(1)	3.4%
Common	James W. Denny III		Director	15,000		*	%
Common	Randall D. Keys		Director	25,000		*	%
Common	Javier F. Pico		Director	20,000	(2)	*	%
Common	D. Stephen Slack		Chairman	15,000		*	%

Common	Directors and executive officers as a group (5 people)			233,450		5.0%

Greater than 5% Stockholders
Common	Empery Asset Management, LP	(3)	>5% Stockholder	425,195		9.1%
Common	Mt. Emmons Mining Company	(4)	>5% Stockholder	328,000		7.0%

* Less than one percent

147

(1)	Mr. Smith owns 146,219 shares of our Common Stock and stock options to purchase 10,000 shares of Common Stock at an exercise price of $11.60 per share, which expire on November 10, 2027. Mr. Smith’s beneficial ownership also includes 2,231 shares currently owned by the employee stock ownership plan (“ESOP”) that Mr. Smith has dispositive power over as an ESOP Trustee. Includes 100,000 shares which are subject to vesting at the rate of 1/4th of such shares on each of January 21, 2022, 2023, 2024 and 2025, subject to Mr. Smith’s continued service with the Company.

(2)	Includes 18,000 shares of Common Stock and stock options to purchase 2,000 shares which have an exercise price of $7.20 per share and expire on August 16, 2027.

(3)	The amounts shown and the following information are derived from the Schedule 13G filed on February 18, 2021, which information has not been independently verified or confirmed, by Empery Asset Management, LP, or collectively the “Empery Reporting Persons”. Empery Asset Management, LP (the “Investment Manager”), serves as investment manager held by funds over which it serves as Investment Manager (the “Empery Funds”). The Investment Manager serves as the investment manager to each of the Empery Funds. The address of the Empery Reporting Persons is 1 Rockefeller Plaza, Suite 1205, New York, NY 10020.

(4)	Represents shares of Common Stock held by Mt. Emmons Mining Company, an indirect wholly-owned subsidiary of Freeport-McMoRan Inc. Freeport-McMoRan Inc.’s address is 333 North Central Avenue, Phoenix, Arizona 85004. Mt. Emmons Mining Company’s address is 2131 County Road 12, Crested Butte, CO 81224. Based solely on information reported on Schedule 13G filed by Freeport-McMoRan Inc. with the SEC on January 8, 2021, which information has not been independently verified or confirmed.

Change of Control

The Company is not aware of any arrangements which may at a subsequent date result in a change of control of the Company, except for the Purchase Agreements, which as described herein, will, upon Closing, result of a change of control of the Company.

PRINCIPAL STOCKHOLDERS OF COMBINED COMPANY

The following table and the related notes present information on the beneficial ownership of shares of the combined company by:

● each prospective director of the combined company (other than the additional directors to be designated);

● each prospective executive officer of the combined company;

● all of the combined company’s prospective directors (other than the additional directors to be designated) and prospective executive officers as a group; and

● each stockholder known by us to beneficially own more than five percent of the combined company’s common stock following the Closing.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. The number of shares owned, total shares beneficially owned and the percentage of common stock beneficially owned assumes, in each case, the consummation of the Purchase, for a total of 24,632,037 shares of U.S. Energy common stock to be outstanding immediately following the consummation of the Purchase, including a total of 19,905,736 shares of common stock issuable to the Sellers pursuant to the terms of the Purchase Agreements.

148

This table is based on information supplied by each prospective director, officer and principal stockholder of the combined company. Except as indicated in footnotes to this table, the combined company believes that the stockholders named in this table have sole voting and investment power with respect to all shares of U.S. Energy common stock shown to be beneficially owned by them, based on information provided by such stockholders. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of our directors, director nominees and officers is c/o 675 Bering, Suite 390, Houston, Texas 77057.

Title of Class	Name of Beneficial Owner		Position with Company	Beneficial Ownership		Percent of Shares Beneficially Owned
Common	Ryan L. Smith		CEO, CFO, and Director	158,450	(1)	* %
Common	James W. Denny III		Director	15,000		* %
Common	Randall D. Keys		Director	25,000		* %
Common	D. Stephen Slack		Director	15,000		* %
Common	John A. Weinzierl		Chairman+	6,568,828	(2)	26.7%
Common	Duane H. King		Director+	6,546,384	(3)	26.6%
Common	Joshua L. Bachelor		Director+	6,790,524	(4)	27.6%
Common	Donald A. Kessel		COO+	29,749		* %
Common	Directors and executive officers as a group (8 persons)			20,148,935		81.9%

Greater than 5% Stockholders
Common	Lubbock Energy Partners LLC	(5)	>5% Stockholder	6,568,828		26.7%
Common	Banner Oil & Gas, LLC	(6)	>5% Stockholder	5,668,121		23.1%
Common	Woodford Petroleum, LLC	(7)	>5% Stockholder	434,130		1.8%
Common	Llano Energy LLC	(8)	>5% Stockholder	688,273		2.8%
Common	Synergy Offshore LLC	(9)	>5% Stockholder	6,546,384		26.6%

* Less than one percent.

+ Expected appointment following or in connection with Closing.

(1)	Mr. Smith owns 146,219 shares of our Common Stock and stock options to purchase 10,000 shares of Common Stock at an exercise price of $11.60 per share, which expire on November 10, 2027. Mr. Smith’s beneficial ownership also includes 2,231 shares currently owned by the employee stock ownership plan (“ESOP”) that Mr. Smith has dispositive power over as an ESOP Trustee. Includes 100,000 shares which are subject to vesting at the rate of 1/4th of such shares on each of January 21, 2022, 2023, 2024 and 2025, subject to Mr. Smith’s continued service with the Company.

(2)	As described in Footnote (5) below, due to Mr. Weinzierl’s status as Chief Executive Officer of Lubbock, Mr. Weinzierl is deemed to beneficially own the shares of common stock held by Lubbock.

(3)	As described in Footnotes (6), (7) and (8) below, due to Mr. Batchelor’s status as Managing Partner of Sage Road, which entity owns and controls Banner Oil, Woodford and Llano, Mr. Batchelor is deemed to beneficially own the shares of common stock held by Banner Oil, Woodford and Llano.

(4)	As described in Footnote (9) below, due to Mr. King’s status as Chief Executive Officer of Synergy, Mr. King is deemed to beneficially own the shares of common stock held by Synergy.

(5)	Shares held by Lubbock will be beneficially owned by Mr. Weinzierl due to his status as Chief Executive Officer of Lubbock. The address of Lubbock is 1616 S Voss Rd, Suite 530, Houston, Texas 77057.

149

(6)	Shares held by Banner Oil will be beneficially owned by Mr. Batchelor due to his status as Managing Partner of Sage Road, which entity owns and controls Banner Oil. The address of Banner Oil is 2121 Sage Road, Suite 325, Houston, Texas 77056.

(7)	Shares held by Woodford will be beneficially owned by Mr. Batchelor due to his status as Managing Partner of Sage Road, which entity owns and controls Woodford. The address of Woodford is 2121 Sage Road, Suite 325, Houston, Texas 77056.

(8)	Shares held by Llano will be beneficially owned by Mr. Batchelor due to his status as Managing Partner of Sage Road, which entity owns and controls Llano. The address of Llano is 2121 Sage Road, Suite 325, Houston, Texas 77056.

(9)	Shares held by Synergy will be beneficially owned by Mr. King due to his status as Chief Executive Officer of Synergy. The address of Synergy is 9821 Katy Fwy, Suite 525, Houston, Texas 77024.

FINANCIAL INFORMATION

Financial Statements of U.S. Energy

The audited historical financial statements of U.S. Energy and its subsidiaries for the years ended December 31, 2020 and December 31, 2019 are contained in U.S. Energy’s Annual Report on Form 10-K for the year ended December 31, 2020, and are incorporated by reference into this proxy statement. The unaudited historical financial statements of US Energy and its subsidiaries for the three and six months ended June 30, 2021 are contained in U.S. Energy’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, and are incorporated by reference into this proxy statement. See “Where You Can Find More Information; Incorporation of Information by Reference”, below.

Unaudited Pro Forma Consolidated Financial Statements

The following unaudited pro forma condensed combined financial information is derived from the historical consolidated financial statements of U.S. Energy, Lubbock, Synergy, Banner Oil and Gas, LLC (solely for the purposes of this unaudited pro forma condensed combined financial information, “Banner”), Woodford and Llano (solely for the purposes of this unaudited pro forma condensed combined financial information, Llano, together with Banner and Woodford, “Sage Road”) and has been adjusted to reflect the following:

●

U.S. Energy’s anticipated acquisition of substantially all of Lubbock’s oil and gas properties (the “Lubbock Acquisition”) for aggregate consideration of approximately $26.1 million, based on the closing price of a share of the Company’s common stock on October 12, 2021 (the preliminary valuation date), consisting of (i) $125,000 of cash (the “Lubbock Unadjusted Cash Purchase Price”) and (ii) 6,568,828 unregistered shares of the Company’s common stock (the “Lubbock Unadjusted Equity Consideration”). The Lubbock Unadjusted Cash Purchase Price is subject to certain customary closing adjustments set forth in the Lubbock purchase agreement. The Lubbock Unadjusted Equity Consideration is subject to adjustment upon the occurrence of certain corporate events such as a stock dividend, split, combination, or other transaction (as defined in the Lubbock purchase agreement).

150

●

U.S. Energy’s anticipated acquisition of substantially all of Synergy’s oil and gas properties (the “Synergy Acquisition”) for aggregate consideration of approximately $26.1 million, based on the closing price of a share of the Company’s common stock on October 12, 2021 (the preliminary valuation date), consisting of (i) $125,000 of cash (the “Synergy Unadjusted Cash Purchase Price”) and (ii) 6,546,384 unregistered shares of the Company’s common stock (the “Synergy Unadjusted Equity Consideration”). The Synergy Unadjusted Cash Purchase Price is subject to certain customary closing adjustments set forth in the Synergy purchase agreement. The Synergy Unadjusted Equity Consideration is subject to adjustment upon the occurrence of certain corporate events such as a stock dividend, split, combination, or other transaction (as defined in the Synergy purchase agreement).

●	U.S. Energy’s anticipated acquisition of certain of Sage Road’s oil and gas properties (the “Sage Road Acquisition” and, together with the Lubbock Acquisition and the Synergy Acquisition, the “Acquisitions”) for aggregate consideration of approximately $31.3 million, based on the closing price of a share of the Company’s common stock on October 12, 2021 (the preliminary valuation date), consisting of (i) $1.0 million of cash (the “Sage Road Unadjusted Cash Purchase Price”), (ii) 6,790,524 unregistered shares of the Company’s common stock (the “Sage Road Unadjusted Equity Consideration”), and (iii) the assumption of $3.3 million of debt. The Sage Road Unadjusted Cash Purchase Price is subject to certain customary closing adjustments set forth in the Sage Road purchase agreement. The Sage Road Unadjusted Equity Consideration is subject to adjustment upon the occurrence of certain corporate events such as a stock dividend, split, reclassification, merger, consolidation, combination, or other transaction (as defined in the Sage Road purchase agreement).

Certain of Lubbock’s, Synergy’s and Sage Road’s historical amounts have been reclassified to conform to the financial statement presentation of U.S. Energy. Additionally, adjustments have been made to Lubbock’s, Synergy’s and Sage Road’s historical financial information to remove certain assets and liabilities retained by Lubbock, Synergy and Sage Road, respectively. The unaudited pro forma condensed combined balance sheet as of June 30, 2021 gives effect to the Acquisitions as if they had occurred on June 30, 2021. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2020 and the six months ended June 30, 2021 both give effect to the Acquisitions as if they had occurred on January 1, 2020.

The unaudited pro forma condensed combined financial information is presented for illustrative purposes only to reflect the Acquisitions and do not represent what U.S. Energy’s results of operations or financial position would actually have been had the transactions occurred on the dates noted above, or project its results of operations or financial position for any future periods. The unaudited pro forma condensed combined financial information is intended to provide information about the continuing impact of the Acquisitions as if they had been consummated earlier. In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma condensed combined financial information have been made.

The following unaudited pro forma condensed combined financial information should be read in conjunction with U.S. Energy’s consolidated financial statements and the related notes thereto, which are included in U.S. Energy’s Annual Report on Form 10-K for the year ended December 31, 2020 and its Quarterly Report on Form 10-Q for the six months ended June 30, 2021, and Lubbock’s, Synergy’s and Sage Road’s consolidated financial statements and the related notes thereto, which are included elsewhere in this filing.

The assets, liabilities and results of operations presented herein as relating to the Acquired Assets were derived from the historical financial statements of the Acquired Assets included in this proxy (see “Index to Financial Statements of Acquired Assets“, below)

The unaudited pro forma consolidated financial statement data should be read in conjunction with the historical consolidated financial statements and accompanying notes thereto of the Company for the three and six months ended June 30, 2021 and 2020 (unaudited) and the years ended December 31, 2020 and 2019, incorporated by reference herein, see “Where You Can Find More Information; Incorporation of Information by Reference”, below, and the unaudited financial statements of the Acquired Assets for the three and six months ended June 30, 2021 and 2020 and the years ended December 31, 2020 and 2019, each included below under the heading “Index to Financial Statements of Acquired Assets”, below.

The unaudited pro forma consolidated financial statements included herein constitute forward-looking information and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated. See the sections of this proxy statement titled “Risk factors“ and “Cautionary Statement Concerning Forward-Looking Statements”.

151

U.S. Energy Corp.

Pro Forma Condensed Combined Balance Sheet

As of June 30, 2021

(Unaudited)

	Historical						Transaction Accounting Adjustments

	U.S. Energy - As Reported	Lubbock - As Reported	Synergy - As Reported	Banner - As Reported	Llano - As Reported	Woodford - As Reported	Reclassifications & Eliminations		Acquisition		Pro Forma Combined
(in thousands)
Current assets:
Cash and equivalents	$6,582	$95	$1,267	$299	$185	$13	$(1,859)	(a)	$(1,250)	(d)	$4,132
									(1,200)	(d)
Accounts receivable:
Oil and natural gas sales receivable	722	735	805	1,037	251	38	(2,866)	(a)	-		722
Joint interest billings	-	-	-	60	-	-	(60)	(a)	-		-
Marketable equity securities	254	-	-	-	-	-	-		-		254
Prepaid and other current assets	452	27	290	503	-	-	(820)	(a)	-		452
Real estate assets held for sale, net of selling costs	975	-	-	-	-	-	-		-		975
Receivable from related parties	-	-	-	-	-	-	-		-		-

Total current assets	8,985	857	2,362	1,899	436	51	(5,605)		(2,450)		6,535

Oil and natural gas properties under full cost method:
Unevaluated properties	1,598	-	-	-	-	-	4,527	(b)	-		1,598
							(4,527)	(a)
Evaluated properties	94,723	17,281	-	113,908	-	5,419	39,427	(b)	(63,119)	(e)	199,930
							(81,817)	(a)	74,108	(d)
Less accumulated depletion and impairment	(87,933)	(9,371)	-	(83,540)	-	(3,721)	(26,567)	(c)	63,119	(e)	(87,933)
							60,080	(a)

Net oil and natural gas properties under full cost method	8,388	7,910	-	30,368	-	1,698	(8,877)		74,108		113,595

Oil and natural gas properties under successful efforts method, net	-	-	12,443	-	4,944	-	(17,387)	(b)	-		-
Property and equipment, net	47	-	-	121	60	-	(181)	(a)	-		47
Right of use asset	167	-	-	-	-	-	-		-		167
Other assets	40	-	161	392	-	-	(553)	(a)	-		40

Total assets	$17,627	$8,767	$14,966	$32,780	$5,440	$1,749	$(32,603)		$71,658		$120,384

Current liabilities:
Accounts payable and accrued liabilities	$810	$227	$1,442	$1,718	$98	$31	$(2,292)	(a)	$-		$2,034
Accrued compensation and benefits	187	-	-	-	-	-	-		-		187
Commodity derivative	170	-	-	2,335	-	-	-		-		2,505
Insurance premium note payable	176	-	-	-	-	-	-		-		176
Current lease obligation	107	-	-	-	-	-	-		-		107
Warrant liability	119	-	-	-	-	-	-		-		119
Current portion of notes payable	-	-	-	8	-	-	(8)	(a)	-		-
Payable to related parties	-	155	-	-	13	18	(186)	(a)	-		-

Total current liabilities	1,569	382	1,442	4,061	111	49	(2,486)		-		5,128

Noncurrent liabilities:
Asset retirement obligations	1,492	3,723	15,304	4,259	296	77	(2,064)	(a)	(10,869)	(d)	12,218
Long-term debt	-	-	425	2,710	156	151	(425)	(a)	283	(d)	3,300
Non current derivative obligation	-	-	-	954	-	-	-		-		954
Long-term lease obligation, net of current portion	78	-	-	-	-	-	-		-		78
Other noncurrent liabilities	6	-	-	-	-	-	-		5,192	(f)	5,198
			0
Total noncurrent liabilities	1,576	3,723	15,729	7,923	452	228	(2,489)		(5,394)		21,748

Total liabilities	3,145	4,105	17,171	11,984	563	277	(4,975)		(5,394)		26,876

Shareholders’ equity:
Common stock	47	-	-	-	-	-	-		199	(d)	246
Additional paid-in capital	148,922	-	-	-	-	-	-		78,827	(d)	227,749
Accumulated deficit	(134,487)	-	-	-	-	-	-		-		(134,487)
Members’ equity	-	4,662	(2,205)	20,796	4,877	1,472	(27,628)	(a)	(1,974)	(g)	-

Total shareholders’ equity	14,482	4,662	(2,205)	20,796	4,877	1,472	(27,628)		77,052		93,508

Total liabilities and shareholders’ equity	$17,627	$8,767	$14,966	$32,780	$5,440	$1,749	$(32,603)		$71,658		$120,384

152

U.S. Energy Corp.

Pro Forma Condensed Combined Statement of Operations

For the Six Months Ended June 30, 2021

(Unaudited)

	Historical						Transaction Accounting Adjustments

	U.S. Energy - As Reported	Lubbock - As Reported	Synergy - As Reported	Banner - As Reported	Llano - As Reported	Woodford - As Reported	Reclassifications & Eliminations		Acquisition		Pro Forma Combined
(in thousands)
Revenue:
Oil	$2,639	$-	$-	$4,178	$-	$-	$(1,779)	(a)	$-		$13,063
							8,025	(b)
Natural gas and liquids	228	-	-	967	-	-	(1)	(a)	-		1,793
							599	(b)
Oil and gas	-	3,892	3,725	-	762	245	(8,624)	(b)	-		-

Total revenue	2,867	3,892	3,725	5,145	762	245	(1,780)		-		14,856
Operating expenses:
Oil and natural gas operations:
Lease operating expense	1,045	1,247	1,610	2,755	394	64	(1,459)	(a)	-		5,656
Production taxes	210	192	194	306	64	15	(129)	(a)	-		852
Depreciation, depletion, accretion and amortization	264	844	723	1,027	1,612	123	(668)	(a)	(1,416)	(c)	2,509
Impairment of oil and natural gas properties	-	-	-	-	-	-	-		-		-
General and administrative - related parties	-	145	-	-	-	-	(145)	(a)	-		-
General and administrative	1,547	113	972	711	159	172	(1,042)	(a)	-		2,632
Exploration expense	-	-	-	-	10	-	(10)	(a)	-		-

Total operating expenses	3,066	2,541	3,499	4,799	2,239	374	(3,453)		(1,416)		11,649

Operating income (loss)	(199)	1,351	226	346	(1,477)	(129)	1,673		1,416		3,207

Other income (expense):
Derivative loss	(210)	-	-	(3,805)	-	-	-		-		(4,015)
Gain (loss) on marketable equity securities	73	-	-	-	-	-	-		-		73
Warrant revaluation loss	(24)	-	-	-	-	-	-		-		(24)
Rental and other gain (loss), net	23	-	-	(11)	-	-	11	(a)	-		23
Other income (loss), net	26	-	(2)	314	-	-	(312)	(a)	-		26
Interest expense, net	(58)	-	-	(63)	-	-	-		-		(121)

Total other (expense) income	(170)	-	(2)	(3,565)	-	-	(301)		-		(4,038)

Income (loss) before income taxes	(369)	1,351	224	(3,219)	(1,477)	(129)	1,372		1,416		(831)

Income tax expense	-	(20)	-	-	-	-	-		-		(20)

Net income (loss) applicable to common shareholders	$(369)	$1,331	$224	$(3,219)	$(1,477)	$(129)	$1,372		$1,416		$(851)

Basic and diluted weighted average shares outstanding	4,305								19,906	(d)	24,211
Basic and diluted net loss per share	$(0.09)										$(0.04)

153

U.S. Energy Corp.

Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2020

(Unaudited)

	Historical						Transaction Accounting Adjustments

	U.S. Energy - As Reported	Lubbock - As Reported	Synergy - As Reported	Banner - As Reported	Llano - As Reported	Woodford - As Reported	Reclassifications & Eliminations		Acquisition		Pro Forma Combined
(in thousands)
Revenue:
Oil	$2,127	$-	$-	$3,539	$-	$-	$(2,190)	(a)	$-		$11,262
							7,786	(b)
Natural gas and liquids	203	-	-	458	-	-	(4)	(a)	-		872
							215	(b)
Oil and gas	-	1,771	4,582	-	1,247	401	(8,001)	(b)	-		-
Other	-	-	-	-	39	-	(39)	(a)	-		-

Total revenue	2,330	1,771	4,582	3,997	1,286	401	(2,233)		-		12,134
Operating expenses:
Oil and natural gas operations:
Lease operating expense	1,535	1,087	3,194	3,569	673	131	(2,365)	(a)	-		7,824
Production taxes	168	107	95	156	105	25	(161)	(a)	-		495
Depreciation, depletion, accretion and amortization	407	580	1,777	1,571	2,834	249	(1,317)	(a)	693	(c)	6,794
Impairment of oil and natural gas properties	2,943	2,406	369	9,111	-	907	(6,284)	(a)	45,571	(d)	55,023
General and administrative - related parties	-	182	-	-	-	-	(182)	(a)	-		-
General and administrative	-	70	1,978	1,481	415	640	(2,536)	(a)	-		2,048
Compensation and benefits	1,141	-	-	-	-	-	-		-		1,141
Professional fees, insurance and other	1,506	-	-	-	-	-	-		-		1,506
Exploration expense	-	-	-	-	1,910	-	(1,910)	(a)	-		-

Total operating expenses	7,700	4,432	7,413	15,888	5,937	1,952	(14,755)		46,264		74,831

Operating loss	(5,370)	(2,661)	(2,831)	(11,891)	(4,651)	(1,551)	12,522		(46,264)		(62,697)

Other income (expense):
Loss on real estate held for sale	(1,054)	-	-	-	-	-	-		-		(1,054)
Derivative loss	-	-	-	(284)	-	-	-		-		(284)
Gain (loss) on marketable equity securities	(81)	-	-	-	-	-	-		-		(81)
Warrant revaluation loss	(23)	-	-	-	-	-	-		-		(23)
Rental and other gain (loss), net	(27)	-	-	(34)	-	-	34	(a)	-		(27)
Recovery of deposit	75	-	-	-	-	-	-		-		75
Other income	13	-	397	133	-	-	(530)	(a)	-		13
Interest expense, net	(14)	-	-	(373)	-	-	-		-		(387)

Total other (expense) income	(1,111)	-	397	(558)	-	-	(496)		-		(1,768)

Loss before income taxes	(6,481)	(2,661)	(2,434)	(12,449)	(4,651)	(1,551)	12,026		(46,264)		(64,465)

Income tax benefit (expense)	42	(6)	-	-	-	-	-		-		36

Net loss	$(6,439)	$(2,667)	$(2,434)	$(12,449)	$(4,651)	$(1,551)	$12,026		$(46,264)		$(64,429)

Preferred stock dividends	20	-	-	-	-	-	-		-		20

Net loss applicable to common shareholders	$(6,419)	$(2,667)	(2,434)	(12,449)	(4,651)	(1,551)	12,026		(46,264)		$(64,409)

Basic and diluted weighted average shares outstanding	1,628								19,906	(e)	21,534
Basic and diluted net loss per share	$(3.94)										$(2.99)

154

U.S. Energy Corp.

Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2020

(Unaudited)

Note 1. Unaudited Pro Forma Condensed Combined Balance Sheet

Adjustments to the Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2021

Reclassification & Elimination Adjustments

The following adjustments have been made to the accompanying unaudited pro forma condensed combined balance sheet as of June 30, 2021 to reclassify certain of Lubbock’s, Synergy’s and Sage Road’s historical amounts to conform to the historical presentation of U.S. Energy and to eliminate certain assets and liabilities retained by Lubbock, Synergy and Sage Road:

a)	Represents the elimination of certain assets and liabilities retained by Lubbock, Synergy and Sage Road.

b)	Represents a reclassification of $14.3 million and $1.6 million from Llano’s oil and natural gas properties under the successful efforts method of accounting to evaluated and unevaluated properties under the full cost method of accounting, respectively, and a reclassification of $25.1 million and $2.9 million from Synergy’s oil and natural gas properties under the successful efforts method of accounting to evaluated and unevaluated properties under the full cost method of accounting, respectively.

c)	Represents a reclassification of $11.0 million and $15.6 million from Llano’s and Synergy’s accumulated depreciation, depletion, amortization and impairment under the successful efforts method of accounting, respectively, to accumulated depletion and impairment under the full cost method of accounting.

Transaction Accounting Adjustments

The Acquisitions will be accounted for as a single transaction because they were entered into at the same time and in contemplation of one another and form a single transaction designed to achieve an overall economic effect. The Acquisitions will be accounted for as an asset acquisition as substantially all of the gross assets acquired are concentrated in a group of similar identifiable assets. The consideration paid will be allocated to the individual assets acquired and liabilities assumed based on their relative fair values. All transaction costs associated with the Acquisitions will be capitalized. The allocation of the preliminary estimated purchase price is based upon management’s estimates of and assumptions related to the fair value of assets to be acquired and liabilities to be assumed as of October 12, 2021 using currently available information. Due to the fact that the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final purchase price allocation and the resulting effect on financial position and results of operation may materially differ from the pro forma amounts included herein. The Company expects to finalize its allocation of the purchase consideration as soon as practicable after completion of the Acquisitions.

Based on the closing price of U.S. Energy’s common stock on October 12, 2021, the preliminary value of U.S. Energy’s equity consideration to be transferred to Lubbock, Synergy and Sage Road was approximately $26.0 million, $26.0 million and $27.0 million, respectively, on such date. The final value of the equity consideration will be determined based on the fixed number of U.S. Energy’s shares to be issued and the closing price of U.S. Energy’s common stock on the closing date of the Acquisitions. A hypothetical 25% increase or decrease in the closing price of U.S. Energy’s common stock, as compared to the October 12, 2021 closing price of $3.97 per share, would increase or decrease the purchase price paid to Lubbock, Synergy and Sage Road by approximately $6.5 million, $6.5 million and $6.7 million, respectively, assuming all other factors are held constant.

155

U.S. Energy Corp.

Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2020

(Unaudited)

The preliminary allocation of the estimated purchase price to the assets acquired and liabilities assumed is as follows:

Preliminary Allocation
(in thousands)
Estimated consideration:
Cash	$1,250
Common stock	79,026
Transaction costs	1,200

Total estimated consideration	$81,476
Preliminary allocation to assets acquired:
Evaluated properties acquired as of June 30, 2021	$105,207
Preliminary allocation to liabilities assumed:
Accrued liabilities	$1,224
Long-term debt	3,300
Commodity derivative	3,289
Asset retirement obligations	10,726
Deferred tax liability	5,192

Total preliminary allocation to liabilities assumed as of June 30, 2021	$23,731

The following adjustments have been made to the accompanying unaudited pro forma condensed combined balance sheet as of June 30, 2021 to reflect the Acquisitions:

d)	Represents the allocation of the estimated fair value of consideration transferred of $1.3 million of cash, $79.0 million of common stock (based on the closing price of U.S. Energy’s common stock as of October 12, 2021) and $1.2 million of estimated transaction costs to the assets acquired and liabilities assumed in the following allocation adjustments:

·	$74.1 million increase in Lubbock’s, Synergy’s and Sage Road’s book basis of property, plant and equipment to reflect them at allocated value,
·	$10.9 million decrease in historical asset retirement obligations to reflect them at fair value, and
·	$0.3 million increase in long-term debt to reflect the amount assumed from Sage Road.

e)	Reflects the elimination of Lubbock’s, Synergy’s and Sage Road’s historical accumulated depreciation and impairment balances against gross properties and equipment.
f)	Reflects a $5.2 million increase in deferred tax liabilities for the estimated income tax effects of the differences in the tax and book bases of the assets acquired.
g)	Reflects the elimination of Lubbock’s, Synergy’s and Sage Road’s historical equity balances.

Note 2. Unaudited Pro Forma Condensed Combined Statements of Operations

Adjustments to the Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2021

156

U.S. Energy Corp.

Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2020

(Unaudited)

The following adjustments have been made to the accompanying unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2021 to reflect the Acquisitions:

a)	Represents adjustments to eliminate the effects of assets and liabilities retained by Lubbock, Synergy and Sage Road and not associated with the oil and natural gas properties acquired.

b)	Represents a reclassification of $8.0 million and $0.6 million to oil revenue and natural gas and liquids revenue, respectively, from Lubbock’s, Synergy’s, Llano’s, and Woodford’s oil and gas revenue to conform to U.S. Energy’s presentation.
c)	Reflects adjustment to depreciation, depletion, accretion and amortization expense resulting from the change in basis of property, plant and equipment acquired and the asset retirement obligations assumed.

d)	Reflects 19.9 million shares of U.S. Energy common stock issued to Lubbock, Synergy and Sage Road as a portion of the consideration for the Acquisitions.

The Company has not reflected any estimated tax benefit related to the Acquisitions in the accompanying unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2021 because the Company historically maintains a valuation allowance against any potential deferred tax assets.

Adjustments to the Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2020

The following adjustments have been made to the accompanying unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 to reflect the Acquisitions:

a)	Represents adjustments to eliminate the effects of assets and liabilities retained by Lubbock, Synergy and Sage Road and not associated with the oil and natural gas properties acquired.

b)	Represents a reclassification of $7.8 million and $0.2 million to oil revenue and natural gas and liquids revenue, respectively, from Lubbock’s, Synergy’s, Llano’s, and Woodford’s oil and gas revenue to conform to U.S. Energy’s presentation.
c)	Reflects adjustment to depreciation, depletion, accretion and amortization expense resulting from the change in basis of property, plant and equipment acquired and the asset retirement obligations assumed.

d)	Reflects adjustment to impairment expense resulting from the application of the ceiling test pursuant to the rules governing full cost accounting and due to the change from Synergy’s and Llano’s historical accounting under successful efforts to conform to U.S. Energy’s presentation under full cost. The ceiling test takes into account the change in basis of the oil and gas properties acquired and reserves and historical prices determined using SEC guidelines at the time of each historical ceiling test.

e)	Reflects 19.9 million shares of U.S. Energy common stock issued to Lubbock, Synergy and Sage Road as a portion of the consideration for the Acquisitions.

The Company has not reflected any estimated tax benefit related to the Acquisitions in the accompanying unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021 because the Company historically maintains a valuation allowance against any potential deferred tax assets.

Note 3. Supplemental Pro Forma Oil and Gas Information

The following tables present the estimated pro forma combined net proved developed and undeveloped oil and natural gas reserves as of December 31, 2020 for U.S. Energy, Lubbock, Synergy and Sage Road, along with a summary of changes in the quantities of net remaining proved reserves during the year ended December 31, 2020. The pro forma reserve information set forth below gives effect to the Acquisitions as if they had been completed on January 1, 2020.

157

U.S. Energy Corp.

Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2020

(Unaudited)

	Oil
	(Barrels)
	Historical

	U.S. Energy - As Reported	Lubbock - As Reported	Synergy - As Reported	Banner - As Reported	Llano - As Reported	Woodford - As Reported	Eliminations	Pro Forma Combined

Proved developed and undeveloped reserves:
Balance as of January 1, 2020	807,505	428,857	2,515,921	9,457,416	444,199	163,890	(8,880,229)	4,937,559
Revisions of previous estimates	(248,770)	(285,151)	(151,429)	(4,405,958)	(169,613)	1,156	4,790,969	(468,796)
Discoveries and extensions	-	-	-	-	-	-	-	-
Purchases of minerals in place	477,479	1,653,051	-	454,638	-	-	(747,765)	1,837,403
Sale of minerals in place	-	-	-	(9,413)	-	-	-	(9,413)
Production	(60,469)	(37,629)	(140,056)	(105,521)	(30,778)	(10,886)	66,495	(318,844)

Balance as of December 31, 2020	975,745	1,759,128	2,224,436	5,391,162	243,808	154,160	(4,770,530)	5,977,909

Proved developed reserves:
Balance as of January 1, 2020	807,505	176,976	2,515,921	2,326,282	253,514	82,980	(1,225,619)	4,937,559
Balance as of December 31, 2020	975,745	1,011,363	2,224,436	2,164,010	155,919	70,650	(624,214)	5,977,909

Proved undeveloped reserves:
Balance as of January 1, 2020	-	251,881	-	7,131,134	190,685	80,910	(7,654,610)	-
Balance as of December 31, 2020	-	747,765	-	3,227,152	87,889	83,510	(4,146,316)	-

	Gas
	(Thousands of Cubic Feet Equivalent) (1)
	Historical

	U.S. Energy - As Reported	Lubbock - As Reported	Synergy - As Reported	Banner - As Reported	Llano - As Reported	Woodford - As Reported	Eliminations	Pro Forma Combined

Proved developed and undeveloped reserves:
Balance as of January 1, 2020	1,129,258	1,254,270	416,021	594,180	93,980	51,020	(1,171,696)	2,367,033
Revisions of previous estimates	(22,895)	(1,027,090)	(141,984)	(26,705)	(18,189)	(6,649)	1,115,974	(127,538)
Discoveries and extensions	-	-	-	-	-	-	-	-
Purchases of minerals in place	686,670	943,499	-	3,564,661	-	-	(511,411)	4,683,419
Sale of minerals in place	-	-	-	-	-	-	-	-
Production	(116,085)	(54,405)	(43,366)	(191,231)	(7,758)	(1,761)	1,619	(412,987)

Balance as of December 31, 2020	1,676,948	1,116,274	230,671	3,940,905	68,033	42,610	(565,514)	6,509,927

Proved developed reserves:
Balance as of January 1, 2020	1,129,258	175,454	416,021	594,180	93,980	10,800	(52,660)	2,367,033
Balance as of December 31, 2020	1,676,948	604,863	230,671	3,940,905	68,033	3,250	(14,743)	6,509,927

Proved undeveloped reserves:
Balance as of January 1, 2020	-	1,078,816	-	-	-	40,220	(1,119,036)	-
Balance as of December 31, 2020	-	511,411	-	-	-	39,360	(550,771)	-

(1)	Thousands of cubic feet equivalent consist of natural gas reserves in thousands of cubic feet plus NGLs converted to thousands of cubic feet using a factor of 6 thousands of cubic feet for each barrel of NGL.

158

U.S. Energy Corp.

Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2020

(Unaudited)

	Total Equivalent Reserves
	(Barrels)
	Historical

	U.S. Energy - As Reported	Lubbock - As Reported	Synergy - As Reported	Banner - As Reported	Llano - As Reported	Woodford - As Reported	Eliminations	Pro Forma Combined

Proved developed and undeveloped reserves:
Balance as of January 1, 2020	995,715	637,902	2,585,258	9,556,446	459,862	172,393	(9,075,512)	5,332,064
Revisions of previous estimates	(252,586)	(456,333)	(175,093)	(4,410,409)	(172,645)	48	4,976,965	(490,053)
Discoveries and extensions	-	-	-	-	-	-	-	-
Purchases of minerals in place	591,924	1,810,301	-	1,048,748	-	-	(833,000)	2,617,973
Sale of minerals in place	-	-	-	(9,413)	-	-	-	(9,413)
Production	(79,817)	(46,697)	(147,284)	(137,393)	(32,071)	(11,180)	66,765	(387,677)

Balance as of December 31, 2020	1,255,236	1,945,173	2,262,881	6,047,979	255,146	161,261	(4,864,782)	7,062,894

Proved developed reserves:
Balance as of January 1, 2020	995,715	206,218	2,585,258	2,425,312	269,177	84,780	(1,234,396)	5,332,064
Balance as of December 31, 2020	1,255,236	1,112,173	2,262,881	2,820,827	167,257	71,191	(626,671)	7,062,894

Proved undeveloped reserves:
Balance as of January 1, 2020	-	431,684	-	7,131,134	190,685	87,613	(7,841,116)	-
Balance as of December 31, 2020	-	833,000	-	3,227,152	87,889	90,070	(4,238,111)	-

The pro forma standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves as of December 31, 2020 is as follows:

	Historical

	U.S. Energy - As Reported	Lubbock - As Reported	Synergy - As Reported	Banner - As Reported	Llano - As Reported	Woodford - As Reported	Eliminations		Acquisition	Pro Forma Combined
(in thousands)
Future cash inflows	$39,090	$68,502	$70,447	$195,780	$9,118	$6,023	$(167,610)	$	-	$221,350
Future cash outflows:
Production costs	(24,189)	(28,459)	(42,094)	(107,110)	(4,364)	(2,619)	79,506		-	(129,329)
Development costs	(302)	(13,134)	-	(21,281)	(1,332)	(817)	34,993		-	(1,873)
Income taxes	(142)	-	-	-	-	-	-		(19,001)	(19,143)
Future net cash flows	14,457	26,909	28,353	67,389	3,422	2,587	(53,111)		(19,001)	71,005
10% annual discount factor	(5,871)	(13,104)	(16,744)	(41,333)	(1,558)	(770)	35,570		9,024	(34,786)

Standardized measure of discounted future net cash flows	$8,586	$13,805	$11,609	$26,056	$1,864	$1,817	$(17,541)		$(9,977)	$36,219

159

U.S. Energy Corp.

Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2020

(Unaudited)

The changes in the pro forma standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves for the year ended December 31, 2020 are as follows:

	Historical

	U.S. Energy - As Reported	Lubbock - As Reported	Synergy - As Reported	Banner - As Reported	Llano - As Reported	Woodford - As Reported	Eliminations	Acquisition	Pro Forma Combined
(in thousands)
Standardized measure, beginning of year	$10,348	$3,468	$18,006	$68,855	$5,953	$2,842	$(62,841)	$-	$46,631
Sales of oil and natural gas, net of production costs	(627)	(577)	(1,293)	(272)	(469)	(245)	(151)	-	(3,634)
Net changes in prices and production costs	(8,487)	(1,071)	(4,607)	(48,189)	(3,491)	(1,188)	48,407	-	(18,626)
Changes in estimated future development costs	(302)	-	-	25,352	1,387	20	(26,823)	-	(366)
Extensions and discoveries	-	-	-	-	-	-	-	-	-
Purchases of minerals in place	5,841	12,623	-	4,588	-	-	(1,546)	-	21,506
Sales of minerals in place	-	-	-	(163)	-	-	-	-	(163)
Revisions in previous quantity estimates	(1,148)	(470)	(1,267)	(31,777)	(2,234)	1	32,974	-	(3,921)
Previously estimated development costs incurred	-	-	-	776	123	103	(476)	-	526
Net changes in income taxes	1,649	-	-	-	-	-	-	(9,977)	(8,328)
Accretion of discount	855	347	1,084	6,886	595	284	(6,397)	-	3,654
Changes in timing and other	457	(515)	(314)	-	-	-	(688)	-	(1,060)

Standardized measure, end of year	$8,586	$13,805	$11,609	$26,056	$1,864	$1,817	$(17,541)	$(9,977)	$36,219

160

FINANCING OF THE PURCHASE

We have sufficient available cash on hand to complete the Purchase as contemplated by the Purchase Agreements and our obligations to consummate the Purchase is not subject to a financing condition.

STOCKHOLDER PROPOSALS FOR 2022 ANNUAL MEETING

Proposals of holders of our voting securities intended to be presented at our 2022 annual meeting of stockholders and included in our proxy statement and form of proxy relating to such meeting pursuant to Rule 14a-8 of Regulation 14A of the Exchange Act, must be received by us, addressed to 675 Bering Drive, Suite 390, Houston, Texas 77057; Attention: Ryan Smith, Chief Executive Officer, not earlier than the close of business on February 24, 2022, and not later than the close of business on March 26, 2022, together with written notice of the stockholder’s intention to present a proposal for action at the fiscal 2022 annual meeting of stockholders, unless our annual meeting date occurs more than 30 days before or 30 days after May 24, 2022. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the fiscal 2022 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the fiscal 2022 annual meeting or, if the first public announcement of the date of the fiscal 2022 annual meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which we first make a public announcement of the date of the fiscal 2022 annual meeting.

The requesting stockholder shall give written notice to the Secretary of the Company, providing: (i) a brief description of the stockholder proposal which the stockholder wishes to present to the meeting; (ii) the reason why the stockholder proposal is sought to be presented at the meeting; (iii) a statement of any material interest which the requesting stockholder or its beneficial owners have in the stockholder proposal; (iv) as to the requesting stockholder giving the notice and the beneficial owner, if any, on whose behalf the stockholder proposal to nominate or another stockholder proposal is made, a statement of (1) the requesting stockholder’s and such beneficial owner’s name and address, (2) the number of shares of the Company owned of record or beneficially by the requesting stockholder and such beneficial owner, (3) the name of each nominee holder of shares owned beneficially but not of record by the requesting stockholder and the number of shares of stock held by each such nominee holder, and (4) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of the requesting stockholder with respect to stock of the Company and whether any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of stock) has been made by or on behalf of the requesting stockholder, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk of stock price changes for, such stockholder or to increase or decrease the voting power or pecuniary or economic interest of the requesting stockholder with respect to stock of the Company; (v) a description of all agreements, arrangements or understandings between the requesting stockholder and any other person or persons (including their names) in connection with the stockholder proposal; (vi) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination and a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends to solicit proxies from other stockholders in support of such nomination; and (vii) the text of any amendment to the Articles, or Bylaws, which would be part of the stockholder proposal.

Stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2022 annual meeting must comply with the requirements of, and all the applicable rules and regulations promulgated by, the SEC under the Securities Exchange Act of 1934, as amended, including the deadline set forth above, and our Bylaws, as amended.

OTHER MATTERS

As of the date of this proxy statement, our management has no knowledge of any business to be presented for consideration at the Special Meeting other than that described above. If any other business should properly come before the Special Meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

161

The Board of Directors does not intend to bring any other matters before the Special Meeting of stockholders and has not been informed that any other matters are to be presented by others.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION

TO MATTERS TO BE ACTED UPON

(a)	No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the Company.

(b)	No director of the Company has informed the Company that he intends to oppose the action taken by the Company set forth in this proxy statement.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single proxy statement will be delivered to multiple stockholders of the Company sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker, or direct your written request to U.S. Energy Corp., 675 Bering Drive, Suite 390, Houston, Houston 77057, Attention: Investor Relations, or by telephone at (212) 321-5000 and we will promptly deliver such separate copy. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker. In addition, upon written or oral request to the address or telephone number set forth above, we will promptly deliver a separate copy of the proxy materials to any stockholder of the Company at a shared address to which a single copy of the documents was delivered.

WHERE YOU CAN FIND MORE INFORMATION;

INCORPORATION OF INFORMATION BY REFERENCE

We file annual, quarterly, and current reports, proxy statements and other information with the SEC. Our SEC filings (reports, proxy and information statements, and other information) are available to the public over the Internet at the SEC’s website at www.sec.gov and are available for download, free of charge, soon after such reports are filed with or furnished to the SEC, on the “Investors,” “SEC Filings” page of our website at www.usnrg.com. The web addresses of the SEC and the Company have been included as inactive textual references only. The information contained on those websites is specifically not incorporated by reference into this proxy statement.

This proxy statement does not constitute the solicitation of a proxy in any jurisdiction to or from any person to whom or from whom it is unlawful to make such proxy solicitation in that jurisdiction. Stockholders should not rely on information that purports to be made by or on behalf of the Company other than that contained in this proxy statement. The Company has not authorized anyone to provide information on behalf of the Company that is different from that contained in this proxy statement. This information statement is dated [●], 2021. No assumption should be made that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement will not create any implication to the contrary. Notwithstanding the foregoing, in the event of any material change in any of the information previously disclosed, the Company will, where relevant and if required by applicable law, update such information through a supplement to this proxy statement.

162

This document is a proxy statement of the Company for the Special Meeting. We have not authorized anyone to give any information or make any representation about the Purchase, the Company, the Sellers or the Acquired Assets that is different from, or in addition to, the information or representations contained in this proxy statement. Therefore, if anyone does give you information or representations of this sort, you should not rely on it or them.

Information on the Company’s website or the website of any subsidiary or affiliate of the Company is not a part of this document and you should not rely on that information in deciding whether to approve the proposals described in the proxy statement, unless that information is also in this document.

The SEC allows us to disclose important information to you by referring you to other documents filed separately with the SEC. This information is considered to be a part of this proxy statement, except for any information that is superseded by information included directly in this proxy statement or incorporated by reference subsequent to the date of this proxy statement as described below.

This proxy statement incorporates by reference the documents listed below that we have previously filed with the SEC (provided, however, that we are not incorporating, in each case, any documents or information deemed to have been “furnished” under Items 2.02, 7.01 or 9.01 on Form 8-K or other information deemed to have been “furnished” and not filed in accordance with SEC rules). These documents contain important information about the Company and its financial condition.

•         the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 26, 2021 (including, without limitation, the sections included therein entitled: (i) “Selected Financial Data”; (ii) “Financial Statements and Supplementary Data”; (iii) “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; (iv) “Changes in and Disagreements with Accountants on Accounting and Financial Disclosure”; and (v) “Quantitative and Qualitative Disclosures About Market Risk”);

•         the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2021, and June 30, 2021, filed with the SEC on May 13, 2021 and August 12, 2021, respectively; and

•         the Company’s Current Reports on Form 8-K filed with the SEC on October 5, 2021, October 6, 2021 and October [ ], 2021.

In addition, the Company incorporates by reference any future filing it makes with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act (provided, however, that we are not incorporating, in each case, any documents or information deemed to have been “furnished” and not filed in accordance with SEC rules) after the date of this proxy statement and prior to the date of the Special Meeting. Such documents are considered to be a part of this proxy statement, effective as of the date such documents are filed. In the event of conflicting information in these documents, the information in the latest filed document should be considered correct.

You can obtain any of the other documents of the Company listed above through the SEC’s website at the address described above or from us directly, at no cost, excluding any exhibits to those documents (unless the exhibit is specifically incorporated by reference into those documents), by requesting them in writing or by telephone at the following address and telephone number:

U.S. Energy Corp.

675 Bering Dr, Suite 390

Houston, Texas 77057

Attn: Ryan L. Smith, Chief Executive Officer

Email: Ryan@usnrg.com

Phone: (303) 993-3200

If you are a stockholder of the Company and would like to request documents, please do so by 5:00 p.m., Central Standard Time, [●], 2021, in order to receive them before the Special Meeting.

163

This document is a proxy statement of the Company for the Special Meeting. We have not authorized anyone to give any information or make any representation about the Purchase, the Company or the Sellers that is different from, or in addition to, the information or representations contained in this proxy statement or in any of the materials that we have incorporated by reference into this proxy statement. Therefore, if anyone does give you information or representations of this sort, you should not rely on it or them. The information contained in this proxy statement speaks only as of the date of this document unless the information specifically indicates that another date applies.

Information on the Company’s website or the website of any subsidiary or affiliate of the Company is not a part of this document and you should not rely on that information in deciding whether to approve the proposals described in the proxy statement, unless that information is also in this document or in a document that is incorporated by reference in this document.

***

Very truly yours,

Ryan L. Smith

Chief Executive Officer and Director

[●], 2021

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE VOTE YOUR SHARES THROUGH THE INTERNET, FAX, BY TELEPHONE OR IF YOU RECEIVED A PROXY CARD, BY SIGNING AND RETURNING THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE TO MAKE SURE THAT YOUR SHARES OF COMMON STOCK ARE REPRESENTED AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING. THANK YOU FOR YOUR ATTENTION IN THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE SPECIAL MEETING.

164

F-1

Lubbock Energy Partners, LLC

Financial Statements

For the six months ended June 30, 2021 and 2020

F-2

Lubbock Energy Partners, LLC

F-3

Lubbock Energy Partners, LLC

Unaudited Condensed Balance Sheets

	June 30,	December 31,
	2021	2020
Assets
Current assets:
Cash	$95,459	$194,130
Oil and gas sales receivable	734,749	237,281
Other receivables	91	152,473
Prepaid expenses	27,000	-
Total current assets	857,299	583,884

Oil and gas properties:
Oil and gas properties, at cost, using the full cost method	17,281,094	17,281,094
Less accumulated depreciation, depletion, amortization and impairment	(9,371,086)	(8,665,806)
Net oil and gas properties	7,910,008	8,615,288
Total assets	$8,767,307	$9,199,172

Liabilities and members’ equity
Current liabilities:
Accounts payable	$8,336	$222,359
Accrued liabilities	218,863	16,707
Payable to related parties	155,289	22,717
Total current liabilities	382,488	261,783
Asset retirement obligations	3,723,319	3,584,349
Total liabilities	4,105,807	3,846,132

Commitments and contingencies	-	-

Members’ equity	4,661,500	5,353,040
Total liabilities and members’ equity	$8,767,307	$9,199,172

The accompanying notes are an integral part of these unaudited condensed financial statements.

F-4

Lubbock Energy Partners, LLC

Unaudited Condensed Statements of Operations

	For the six months ended June 30,
	2021	2020
Revenue - Oil and gas (Note 5)	$3,892,512	$607,540

Operating expenses:
Lease operating expense (Note 5)	1,246,671	417,894
Production taxes and transportation costs (Note 5)	191,815	29,401
Depreciation, depletion and amortization	705,280	216,110
Accretion	138,970	78,379
Impairment	-	2,406,109
General and administrative - related parties	145,498	93,986
General and administrative	113,183	16,110
Total costs and expenses	2,541,417	3,257,989

Income (loss) before income tax	1,351,095	(2,650,449)

Income tax provision	19,674	589
Net income (loss)	$1,331,421	$(2,651,038)

The accompanying notes are an integral part of these unaudited condensed financial statements.

F-5

Lubbock Energy Partners, LLC

Unaudited Condensed Statements of Changes in Members’ Equity

Balance at January 1, 2020	$3,765,844
Equity distributions	(70,000)
Net loss	(2,651,038)
Balance at June 30, 2020	$1,044,806

Balance at January 1, 2021	$5,353,040
Equity distributions	(2,022,961)
Net income	1,331,421
Balance at June 30, 2021	$4,661,500

The accompanying notes are an integral part of these unaudited condensed financial statements.

F-6

Lubbock Energy Partners, LLC

Unaudited Condensed Statements of Cash Flows

	For the six months ended June 30,
	2021	2020
Cash flows from operating activities:
Net income (loss)	$1,331,421	$(2,651,038)
Adjustments to reconcile net income (loss) to net cash from operating activities:
Depreciation, depletion and amortization	705,280	216,110
Accretion	138,970	78,379
Impairment	-	2,406,109
Changes in assets and liabilities:
Accounts receivable	(345,086)	(32,418)
Prepaid expenses	(27,000)	-
Accounts payable	(214,023)	73,954
Payable to related parties	132,572	(38,115)
Accrued liabilities	202,156	(61,281)
Net cash from operating activities	1,924,290	(8,300)

Cash flows from investing activities - Purchases of oil and gas properties	-	(5,000)

Cash flows from financing activities - Distributions to members	(2,022,961)	(70,000)

Net change in cash	(98,671)	(83,300)

Cash at beginning of period	194,130	251,099
Cash at end of period	$95,459	$167,799

Supplemental cash flow information:
Cash paid for taxes	$-	$27,817
Non-cash investing and financing activities:
Oil and gas properties acquired for note receivable	-	1,100,000
Asset retirement obligations assumed in acquisitions	-	2,046,229

The accompanying notes are an integral part of these unaudited condensed financial statements.

F-7

Lubbock Energy Partners, LLC

Notes to Unaudited Condensed Financial Statements

1. Organization and Significant Accounting Policies

Organization – Lubbock Energy Partners, LLC (the “Company”) was formed as a Texas Limited Liability Company on January 17, 2017. The Company’s principal business activities are focused on the acquisition and development of oil and gas properties in the United States. Our fiscal year-end is December 31.

Basis of Presentation – These interim financial statements are unaudited and have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”) regarding interim financial reporting. Certain disclosures have been condensed or omitted from these financial statements. Accordingly, they do not include all the information and notes required by accounting principles generally accepted in the United States of America (“GAAP”) for complete financial statements, and should be read in conjunction with our audited financial statements and notes thereto for the year ended December 31, 2020.

In the opinion of management, the accompanying unaudited condensed financial statements include all adjustments, consisting of normal recurring adjustments, necessary to fairly present the financial position as of, and the results of operations for, all periods presented. In preparing the accompanying financial statements, management has made certain estimates and assumptions that affect reported amounts in the condensed financial statements and disclosures of contingencies. Actual results may differ from those estimates. The results for interim periods are not necessarily indicative of annual results.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.

Significant estimates include (i) oil and gas reserves that are used in the calculation of depreciation, depletion, amortization and impairment of the carrying value of oil and gas properties; (ii) production and commodity price estimates used to record oil and gas sales receivables; and (iii) the cost of future asset retirement obligations. The Company evaluates its estimates on an on-going basis and bases its estimates on historical experience and on various other assumptions we believe to be reasonable. Due to inherent uncertainties, including the future prices of oil and gas, these estimates could change in the near term and such changes could be material.

2. Oil and Gas Properties

2020 Acquisitions – In May 2020, we acquired a property interest located in Cochran County, Texas for cash totaling $5 thousand. We recognized associated asset retirement obligations of $1.1 million for this acquisition.

Separately in June 2020, we acquired an additional interest in an existing property located in Karnes County, Texas by foreclosure of the $1.1 million note receivable from a third-party issued to us in 2019.

Ceiling Test Impairments – We recognized an impairment of $2.4 million in 2020 for the excess of the net book value of our oil and gas properties above the cost center ceiling limitation.

F-8

3. Asset Retirement Obligations

The following table summarizes the changes in ARO (in thousands):

Balance at January 1, 2020	$1,227
ARO assumed in acquisitions	1,062
Accretion	78
Balance at June 30, 2020	$2,367

Balance at January 1, 2021	$3,584
Accretion	139
Balance at June 30, 2021	$3,723

4. Commitments and Contingencies

Litigation – From time to time, the Company may be subject to litigation or other claims in the normal course of business.

5. Related Party Transactions

Our oil and gas properties within the Eagle Ford Basin are operated on our behalf by Caldera Operating Company LLC (“Caldera”), an entity controlled by a Member. Our oil and gas properties within the Permian Basin are operated on our behalf by Extex Operating Company (“Extex”), an entity controlled by another Member. All revenues, lease operating expenses, and production taxes and transportation costs are processed by Caldera or Extex and settled monthly.

We pay Caldera and Extex administrative fees as operators of our properties. During the six months ended June 30, 2021, Caldera was paid administrative fees totaling $88 thousand and Extex was paid $57 thousand. During the six months ended June 30, 2020, Caldera was paid administrative fees totaling $47 thousand and Extex was paid $47 thousand.

At June 30, 2021 and December 31, 2020, payable to related parties includes $155 thousand and $22 thousand, respectively, for reimbursement of expenses for our oil and gas properties.

6. Subsequent Events

The Company has evaluated events and transactions subsequent to the balance sheet date and through October 21, 2021, the date the financial statements were available to be issued.

On October 4, 2021, we entered into Purchase and Sale Agreement with U.S. Energy Corp. (“U.S. Energy”) for the sale of all of our oil and gas properties. The transaction will also include certain wells, contracts, technical data, records, personal property and hydrocarbons associated with the assets being sold.

The initial base purchase price for the assets is $125,000 in cash and 6,568,828 shares of U.S. Energy’s common stock subject to customary working capital and other adjustments as set forth in the Purchase and Sale Agreement.

The transaction is expected to close in the fourth quarter of 2021, subject to satisfaction of customary closing conditions, including approval by U.S. Energy’s shareholders, the performance by the parties of their obligations and covenants under the Purchase and Sale Agreement, the delivery of certain documentation by the parties and the absence of any injunction or other legal prohibitions preventing consummation of the transaction.

* * * * *

F-9

Lubbock Energy Partners, LLC

Financial Statements

As of and for the years ended December 31, 2020 and 2019

F-10

Lubbock Energy Partners, LLC

F-11

Independent Auditor’s Report

To the Members

Lubbock Energy Partners, LLC

We have audited the accompanying financial statements of Lubbock Energy Partners, LLC, which comprise the balance sheets as of December 31, 2020 and 2019 and the related statements of operations, changes in members’ equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Opinions

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lubbock Energy Partners, LLC as of December 31, 2020 and 2019 and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Plante & Moran, PLLC

Denver, Colorado

October 21, 2021

F-12

Lubbock Energy Partners, LLC

Balance Sheets

	December 31,
	2020	2019
Assets
Current assets:
Cash	$194,130	$251,099
Oil and gas sales receivable	237,281	118,125
Other receivables	152,473	271,953
Note receivable	-	1,100,000
Total current assets	583,884	1,741,177

Oil and gas properties:
Oil and gas properties, at cost, using the full cost method	17,281,094	9,358,419
Less accumulated depreciation, depletion, amortization and impairment	(8,665,806)	(5,890,529)
Net oil and gas properties	8,615,288	3,467,890
Total assets	$9,199,172	$5,209,067

Liabilities and members’ equity
Current liabilities:
Accounts payable	$222,359	$83,504
Accrued liabilities	16,707	98,601
Payable to related parties	22,717	34,346
Total current liabilities	261,783	216,451
Asset retirement obligations	3,584,349	1,226,772
Total liabilities	3,846,132	1,443,223

Commitments and contingencies	-	-

Members’ equity	5,353,040	3,765,844
Total liabilities and members’ equity	$9,199,172	$5,209,067

The accompanying notes are an integral part of these financial statements.

F-13

Lubbock Energy Partners, LLC

Statements of Operations

	For the year ended December 31,
	2020	2019
Revenue - Oil and gas (Note 5)	$1,771,202	$2,537,562

Operating expenses:
Lease operating expense (Note 5)	1,087,297	1,262,409
Production taxes and transportation costs (Note 5)	106,830	170,341
Depreciation, depletion and amortization	369,168	979,589
Accretion	211,425	153,682
Impairment	2,406,109	2,527,377
Gain on sale of oil and gas properties	-	(3,887,358)
General and administrative - related parties	181,686	132,094
General and administrative	69,689	140,453
Total costs and expenses	4,432,204	1,478,587

Income (loss) before income tax	(2,661,002)	1,058,975

Income tax provision	5,555	2,220
Net income (loss)	$(2,666,557)	$1,056,755

The accompanying notes are an integral part of these financial statements.

F-14

Lubbock Energy Partners, LLC

Statements of Changes in Members’ Equity

Balance at January 1, 2019	$5,274,870
Equity contributions	715,219
Equity distributions	(3,281,000)
Net income	1,056,755
Balance at December 31, 2019	3,765,844
Equity contributions	4,823,753
Equity distributions	(570,000)
Net loss	(2,666,557)
Balance at December 31, 2020	$5,353,040

The accompanying notes are an integral part of these financial statements.

F-15

Lubbock Energy Partners, LLC

Statements of Cash Flows

	For the year ended December 31,
	2020	2019
Cash flows from operating activities:
Net income (loss)	$(2,666,557)	$1,056,755
Adjustments to reconcile net income (loss) to net cash from operating activities:
Depreciation, depletion and amortization	369,168	979,589
Accretion	211,425	153,682
Impairment	2,406,109	2,527,377
Gain on sale of oil and gas properties	-	(3,887,358)
Changes in assets and liabilities:
Accounts receivable	324	(425,226)
Accounts payable	138,855	(772,320)
Payable to related parties	(11,629)	34,346
Accrued liabilities	(81,894)	(219,205)
Net cash from operating activities	365,801	(552,360)

Cash flows from investing activities:
Purchases of oil and gas properties	(4,676,523)	-
Cash proceeds from sale of oil and gas properties	-	3,752,482
Net cash from investing activities	(4,676,523)	3,752,482

Cash flows from financing activities:
Payment of assumed indebtedness of sellers	-	(420,556)
Equity contributions	4,823,753	591,000
Distributions to members	(570,000)	(3,281,000)
Net cash from financing activities	4,253,753	(3,110,556)

Net change in cash	(56,969)	89,566

Cash at beginning of year	251,099	161,533
Cash at end of year	$194,130	$251,099

Supplemental cash flow information:
Cash paid for taxes	$30,037	$-
Non-cash investing and financing activities:
Oil and gas properties acquired for settlement of note receivable	1,100,000	-
Asset retirement obligations assumed in acquisitions	2,146,152	3,510,748
Non-cash equity contributions	-	124,219
Non-cash acquisition of oil and gas properties	-	(102,757)
Acquisition of oil and gas property using deposit made in prior year	-	(1,075,225)

The accompanying notes are an integral part of these financial statements.

F-16

Lubbock Energy Partners, LLC

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Organization – Lubbock Energy Partners, LLC (the “Company”) was formed as a Texas Limited Liability Company on January 17, 2017. The Company’s principal business activities are focused on the acquisition and development of oil and gas properties in the United States. Our fiscal year-end is December 31.

Basis of Presentation – The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.

Significant estimates include (i) oil and gas reserves that are used in the calculation of depreciation, depletion, amortization and impairment of the carrying value of oil and gas properties; (ii) production and commodity price estimates used to record oil and gas sales receivables; and (iii) the cost of future asset retirement obligations. The Company evaluates its estimates on an on-going basis and bases its estimates on historical experience and on various other assumptions we believe to be reasonable. Due to inherent uncertainties, including the future prices of oil and gas, these estimates could change in the near term and such changes could be material.

In early March 2020, the NYMEX WTI crude oil price decreased significantly due to the COVID-19 pandemic and although it has recovered to pre-COVID-19 levels, it remained low for most of 2020. Lower oil and gas prices not only decrease our revenues, but an extended decline in oil or gas prices may materially and adversely affect our future business, financial position, cash flows, results of operations, liquidity, ability to finance planned capital expenditures and the oil and gas reserves that we can economically produce.

Cash – The Company maintains its deposits of cash primarily in financial institutions, which may at times exceed amounts covered by insurance provided by the U.S. Federal Deposit Insurance Corporation (“FDIC”). The Company has not experienced any losses related to amounts in excess of FDIC limits.

Receivables – Accounts receivable consists primarily of accrued oil and gas production receivables and joint interest receivables from outside working interest owners. Generally, our oil and gas sales receivables are collected within one month. Management routinely assesses accounts receivable balances to determine their collectability and accrues an allowance for uncollectible receivables, when, based on the judgment of management, it is probable that a receivable will not be collected. Receivables are not collateralized. As of December 31, 2020, and 2019, the Company had not provided an allowance for doubtful accounts on its accounts receivable.

Oil and Gas Properties – The Company follows the full cost method of accounting for its oil and gas properties. Under the full cost method, all costs associated with the acquisition, exploration and development of oil and gas properties are capitalized and accumulated in a country-wide cost center. This includes any internal costs that are directly related to development and exploration activities but does not include any costs related to production, general corporate overhead or similar activities. Proceeds received from property disposals are credited against accumulated cost except when the sale represents a significant disposal of reserves, in which case a gain or loss is recognized. The sum of net capitalized costs and estimated future development and dismantlement costs for each cost center are subject to depreciation, depletion and amortization (“DD&A”) using the equivalent unit-of-production method, based on total proved oil and gas reserves. Excluded from amounts subject to DD&A are costs associated with unevaluated properties. The Company had no unevaluated properties as of or during the years ended December 31, 2020 or 2019.

F-17

Under the full cost method, net capitalized costs are limited to the lower of unamortized cost, or the cost center ceiling (the “Ceiling Test”). The cost center ceiling is defined as the sum of (i) estimated future net revenue, discounted at 10% per annum, from proved reserves, based on average prices per barrel of oil and per Mcf of natural gas at the first day of each month in the 12-month period prior to the end of the reporting period; and costs, adjusted for contract provisions and financial derivatives qualifying as accounting hedges and asset retirement obligations, (ii) the cost of unevaluated properties not being amortized, and (iii) the lower of cost or market value of unproved properties included in the cost being amortized, reduced by (iv) the income tax effects related to differences between the book and tax basis of the oil and gas properties, if any. If the net book value reduced by the related net deferred income tax liability (if any) exceeds the cost center ceiling limitation, a non-cash impairment charge is required in the period in which the impairment occurs. Since all of the Company’s oil and gas properties are located within the United States, the Company only has one cost center for which a quarterly Ceiling Test is performed.

Acquisitions – We account for acquisitions as business combinations if the acquired assets meet the definition of a business. If substantially all of the fair value of the gross assets acquired is concentrated in a single identifiable asset or a group of similar assets, the acquisition is not considered a business and is accounted for as an asset acquisition. This determination of whether the gross assets acquired are concentrated in a group of similar assets is based on whether the risks associated with managing and creating outputs from the assets are similar.

Asset Retirement Obligations – The Company recognizes a liability for the plugging, abandonment and remediation of its properties at the end of their productive lives. We compute the liability for asset retirement obligations (“ARO”) by calculating the present value of estimated future cash flows related to each property. This requires use of significant assumptions, including current estimates of plugging and abandonment costs, annual inflation of these costs, the productive lives of wells, and our credit-adjusted risk-free interest rate (all Level 3 inputs within the fair value hierarchy). Changes in any of these assumptions can result in significant revisions to the estimated asset retirement obligations.

Initially, the fair value of the ARO is recognized in the period in which it is incurred with a corresponding increase in the carrying amount of the related asset. The liability is accreted to its present value each period and the capitalized cost is depleted over the life of the related asset and subject to the Ceiling Test. If the liability is settled for an amount other than the recognized liability, an adjustment to the full-cost pool is recognized. The Company had no assets that are restricted for the purpose of settling AROs.

F-18

Revenue Recognition – Our revenues are primarily derived from the sales of oil and gas production and are primarily of oil. The Company’s oil and gas production is typically sold at delivery points to third-party purchasers under contract terms that are common in the oil and gas industry. These contracts typically provide for an agreed-upon index price, net of pricing differentials. The purchaser takes custody and possession, title and risk of loss of the oil at the delivery point; therefore, control passes at the delivery point. The Company recognizes revenue when control transfers to the purchaser. We receive payment from the sale of oil and gas production between one to three months after delivery. For property interests where we are not the operator, we record our share of the revenues and expenses based upon the information provided by the operators.

The Company reports revenue as the gross amount received before production taxes and transportation costs. Production taxes and transportation costs are reported separately in the accompanying statements of operations.

Fair Value Measurement – Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three levels related to fair value measurements are as follows:

Level 1 –	Observable inputs such as quoted prices in active markets for identical assets or liabilities.
Level 2 –	Observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active or other inputs that are observable or can be corroborated by observable market data.
Level 3 –	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. This includes certain pricing models, discounted cash flow methodologies, and similar techniques that use significant unobservable inputs.

The estimated fair value of cash, accounts receivable, and accounts payable approximate the carrying amount due to the relatively short maturity of these instruments.

We evaluate the fair value on a non-recurring basis of properties acquired in business combinations, asset acquisitions and the related asset retirement obligations. The fair value of the oil and gas properties is determined based upon estimated future discounted cash flow, a Level 3 input, using estimated production which we reasonably expect, and estimated prices adjusted for differentials. Unobservable inputs include estimated future oil and gas production, prices, operating and development costs, and a discount rate of 10%, all Level 3 inputs within the fair value hierarchy.

Income Taxes – The Company is taxed as a partnership under the Internal Revenue Code. Consequently, federal income taxes are not payable, or provided for, by the Company. Members are taxed individually on their proportionate share of our earnings.

The state of Texas margin tax applies to legal entities conducting business in Texas. The tax is calculated by applying a tax rate to a base that considers both revenues and expenses and, therefore, has the characteristics of an income tax.

F-19

Uncertain tax positions are recognized in the financial statements only if that position is reasonably determined to be more-likely-than-not of being sustained upon examination by taxing authorities, based on the technical merits of the position. We recognize interest and penalties related to uncertain tax positions in income tax expense. As of December 31, 2020 and 2019, there were no uncertain tax positions.

2. Oil and Gas Properties

We own oil and gas properties within the Permian and Eagle Ford Basins in Texas presently operated on our behalf by entities owned by our Members. Our interests in these properties varies by project.

2019 Asset Acquisitions – Effective January 1, 2019, we completed the acquisition of interests in properties in Cochran County, Texas for cash totaling $1.1 million. We recognized associated asset retirement obligations of $889 thousand for this acquisition.

In a separate transaction in March 2019, we reacquired an interest in an oil and gas property that we had sold in 2017 to a third-party. In this transaction, we surrendered preferred stock in this third-party company issued to us in the initial sales transaction, assumed certain of the third-party’s unpaid obligations, mutually released claims against one another and accepted a note receivable from the third-party totaling $1.1 million. This note receivable was due March 1, 2020, bore interest at 5% per annum, required no payments until maturity and was secured by the third-party’s interest in another oil and gas property located in Karnes County, Texas that we also had an ownership interest in. The preferred stock we surrendered in this transaction had been previously distributed to our Members. These Members recontributed the preferred stock to us prior to closing this transaction.

The transaction is summarized below (in thousands):

Oil and gas property interest	$2,517
Note receivable	1,100
Surrender of preferred stock in third-party company	(124)
Assumption of certain of the third-party’s unpaid obligations:
Accounts payable	(452)
Debentures	(421)
Asset retirement obligations	(2,620)
Total	$-

Subsequent to the closing of this transaction, the Company paid the accounts payable and debentures obligations assumed at closing. The acquired property interest was subsequently disposed in June 2019.

2019 Disposition – In June 2019, we sold our oil and gas property interests in Cochran County, Texas including the interest acquired in the transaction discussed above. We received cash proceeds of $3.8 million and an additional interest in an existing property located in Karnes County, Texas. We recognized the acquired property interest at $210 thousand representing its estimated fair value at the date of acquisition as determined based on an independently prepared reserve report. A gain of $3.9 million was recognized for this sale of oil and gas properties in the statement of operations.

2020 Asset Acquisitions – During 2020, we made acquisitions of two property interests for cash totaling $4.7 million. We recognized associated asset retirement obligations of $2.1 million for these acquisitions. The acquisitions consisted of interests in properties located in Karnes and Cochran Counties, Texas.

F-20

Separately in 2020, we acquired an additional property interest located in Karnes County, Texas by foreclosure of the $1.1 million note receivable from a third-party issued to us in 2019.

Ceiling Test Impairments – We recognized impairments totaling $2.4 million in 2020 and $2.5 million in 2019 for the excess of the net capitalized cost of our oil and gas properties above the cost center ceiling limitations.

3. Asset Retirement Obligations

The following table summarizes the changes in ARO (in thousands):

Balance at January 1, 2019	$896
ARO assumed in acquisitions	3,511
Divestitures	(3,334)
Accretion	154
Balance at December 31, 2019	1,227
ARO assumed in acquisitions	2,146
Accretion	211
Balance at December 31, 2020	$3,584

4. Commitments and Contingencies

Litigation – From time to time, the Company may be subject to litigation or other claims in the normal course of business.

Environmental Matters – Due to the nature of the oil and gas industry, we are exposed to environmental risks. We have various policies and procedures to minimize and mitigate the risks from environmental contamination. We are not aware of any material environmental claims existing as of December 31, 2020; however, there can be no assurance that current regulatory requirements will not change or that unknown potential past non-compliance with environmental laws or other environmental liabilities will not be discovered on our properties.

5. Related Party Transactions

Our oil and gas properties within the Eagle Ford Basin are operated on our behalf by Caldera Operating Company LLC (“Caldera”), an entity controlled by a Member. Our oil and gas properties within the Permian Basin are operated on our behalf by Extex Operating Company (“Extex”), an entity controlled by another Member. All revenues, lease operating expenses, and production taxes and transportation costs are processed by Caldera or Extex and settled monthly.

We pay Caldera and Extex administrative fees as operators of our properties. In 2020, Caldera was paid administrative fees totaling $93 thousand and Extex was paid $89 thousand. In 2019, Caldera was paid administrative fees totaling $64 thousand and Extex was paid $68 thousand.

At December 31, 2020 and 2019, payable to related parties includes $22 thousand and $34 thousand, respectively, for reimbursement of expenses related to our oil and gas properties.

F-21

6. Subsequent Events

The Company has evaluated events and transactions subsequent to the balance sheet date and through October 21, 2021, the date the financial statements were available to be issued.

On October 4, 2021, we entered into Purchase and Sale Agreement with U.S. Energy Corp. (“U.S. Energy”) for the sale of all of our oil and gas properties. The transaction will also include certain wells, contracts, technical data, records, personal property and hydrocarbons associated with the assets being sold.

The initial base purchase price for the assets is $125,000 in cash and 6,568,828 shares of U.S. Energy’s common stock subject to customary working capital and other adjustments as set forth in the Purchase and Sale Agreement.

The transaction is expected to close in the fourth quarter of 2021, subject to satisfaction of customary closing conditions, including approval by U.S. Energy’s shareholders, the performance by the parties of their obligations and covenants under the Purchase and Sale Agreement, the delivery of certain documentation by the parties and the absence of any injunction or other legal prohibitions preventing consummation of the transaction.

* * * * *

F-22

Supplemental Oil and Gas Information

(Unaudited)

Oil and Gas Reserve Information

Proved oil and gas reserves are those quantities of crude oil and natural gas which by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations. Estimated proved developed oil and gas reserves can be expected to be recovered through existing wells with existing equipment and operating methods. The Company reports all estimated proved reserves held under production-sharing arrangements utilizing the “economic interest” method.

Proved oil and gas reserves have been estimated by independent, third-party petroleum engineers, Onpoint Resources, LLC. These reserve estimates have been prepared in compliance with the Securities and Exchange Commission rules and accounting standards based on the unweighted average prices per barrel of oil and per Mcf of natural gas at the first day of each month in the 12-month period prior to the end of the reporting period.

There are numerous uncertainties inherent in estimating quantities of proved reserves and projecting future rates of production and timing of development expenditures. The reserve data in the following tables only represent estimates and should not be construed as being exact.

The following reserves schedule sets forth the changes in estimated quantities of proved crude oil reserves:

	Crude Oil (Bbls)	Gas (mcf)	Total (Boe)
Total proved reserves:
Balance at December 31, 2018	440,649	1,149,617	632,252
Revisions of previous estimates	30,319	67,945	41,643
Divestiture of reserves	(169,459)	(29,731)	(174,414)
Purchases of minerals in-place	167,328	120,941	187,485
Production	(39,980)	(54,502)	(49,064)
Balance at December 31, 2019	428,857	1,254,270	637,902
Revisions of previous estimates	(285,151)	(1,027,090)	(456,333)
Purchases of minerals in-place	1,653,051	943,499	1,810,301
Production	(37,629)	(54,405)	(46,697)
Balance at December 31, 2020	1,759,128	1,116,274	1,945,174

Proved developed reserves as of:
December 31, 2018	217,624	191,489	249,539
December 31, 2019	176,976	175,454	206,218
December 31, 2020	1,011,363	604,863	1,112,174
Proved undeveloped reserves as of:
December 31, 2018	223,025	958,128	382,713
December 31, 2019	251,881	1,078,816	431,684
December 31, 2020	747,765	511,411	833,000

F-23

Our proved reserve quantities at December 31, 2019 were about the same as at December 31, 2018. The impact of 2019 production, revisions of previous estimates caused by declines in the average prices per barrel of oil and per Mcf of natural gas and divestitures were offset by acquisitions we completed. We made acquisitions of reserves in Cochran and Karnes Counties, Texas and disposed of other properties within Cochran County, Texas.

The increase in proved quantities for the year ended December 31, 2020 was due principally to acquisitions made in Karnes and Cochran Counties, Texas which added 1.8 million barrels of oil equivalent (“BOE”).

Costs Incurred in Oil and Natural Gas Property Acquisitions and Development Activities

Costs incurred by the Company in oil and natural gas acquisitions and development are presented below:

	For the year ended December 31,
	2020	2019
Acquisitions:
Proved	$4,676,523	$-
Unproved	-	-
Exploration	-	-
Development	-	-
Costs incurred	$4,676,523	$-

Capitalized Costs

The following table sets forth the capitalized costs and associated accumulated depreciation, depletion, and amortization relating to the Company’s oil and gas acquisition, exploration, and development activities:

	December 31,
	2020	2019

Proved properties	$17,281,094	$9,358,419
Unproved properties	-	-
	17,281,094	9,358,419
Accumulated DD&A and impairment	(8,665,806)	(5,890,529)
Total	$8,615,288	$3,467,890

Future Net Cash Flows

Future cash inflows as of December 31, 2020 and 2019 were calculated using an unweighted arithmetic average prices per barrel of oil and per Mcf of natural gas at the first day of each month in the 12-month period prior to the end of the reporting period, except where prices are defined by contractual arrangements. Operating costs, production and ad valorem taxes and future development costs are based on current costs with no escalation.

F-24

The following table sets forth unaudited information concerning future net cash flows for proved oil and gas reserves. The standardized measure presented does not include the effects of income taxes as the Company is taxed as a partnership and not subject to federal income taxes. This information does not purport to present the fair market value of the Company’s oil and gas assets, but does present a standardized disclosure concerning possible future net cash flows that would result under the assumptions used.

	December 31,
	2020	2019

Future cash inflows	$68,501,906	$26,719,168
Future production costs	(28,458,712)	(11,023,983)
Future development costs	(13,134,375)	(8,718,400)
Future net cash flows	26,908,819	6,976,785
10% annual discount for estimated timing of cash flows	(13,103,859)	(3,508,895)
Discounted future net cash flows	$13,804,960	$3,467,890

The following table sets forth the principal sources of change in the discounted future net cash flows:

	December 31,
	2020	2019

Balance, beginning of period	$3,467,890	$6,750,480
Sales, net of production costs	(577,075)	(1,104,812)
Net change in prices and production costs	(1,071,098)	(2,010,133)
Changes in future development costs	-	(915,402)
Revision of quantities	(470,086)	525,644
Purchases of minerals in-place	12,623,358	2,216,758
Accretion of discount	346,789	675,048
Sales of minerals in-place	-	(3,619,030)
Change in timing and other	(514,818)	949,337
Balance, end of period	$13,804,960	$3,467,890

* * * * *

F-25

Banner Oil & Gas, LLC

Consolidated Financial Statements (Unaudited)

As of June 30, 2021 and December 31, 2020

F-26

F-27

BANNER OIL & GAS, LLC

UNAUDITED CONSOLIDATED BALANCE SHEETS

	June 30, 2021	December 31, 2020
ASSETS
Current Assets
Cash	$299,387	$228,676
Accounts receivable:
Accrued oil & natural gas sales	1,037,304	697,504
Joint interest billings	60,147	87,821
Oil inventory in tanks	370,245	178,259
Fair value of derivatives	-	-
Prepaid expenses	132,304	32,786
Total current assets	1,899,387	1,225,047

Oil and natural gas properties, at cost, based on full cost method of accounting, net of accumulated depreciation, depletion, amortization and impairment	30,368,081	30,211,424
Other property and equipment, net	121,384	129,707
Non-current portion of production tax rebate receivable	-	-
Deposits	289,343	289,343
Fair value of derivatives	-	-
Unamortized debt issuance cost	102,131	117,077
TOTAL ASSETS	$32,780,326	$31,972,598

LIABILITIES AND MEMBERS’ EQUITY
Current liabilities
Accounts payable	$1,222,545	$1,432,041
Current portion of notes payable	8,365	14,424
Accrued drilling and lease operating expense	-	-
Current derivative liability	2,335,098	224,780
Paid in kind interest payable	-	-
Other accrued liabilities	495,941	439,042
Total current liabilities	4,061,949	2,110,287

Notes payable	2,709,675	1,650,800
Non current derivative obligation	954,022	38,170
Asset retirement obligations	4,258,747	4,155,723
Commitments and contingencies
Members’ equity	20,798,692	24,017,618
TOTAL LIABILITIES AND MEMBERS’ EQUITY	$32,783,086	$31,972,598

F-28

BANNER OIL & GAS, LLC

UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2021 AND 2020

	Six Months Ended June 30,
	2021	2020

OPERATING REVENUES
Oil sales	4,177,627	$1,681,235
Natural gas sales	967,341	18,005
Total operating revenue	5,144,968	1,699,240

OPERATING COSTS AND EXPENSES
Lease operating	2,586,841	1,492,355
Production taxes and other expense	305,802	110,131
Adjustment to production tax rebate	-	-
Other production costs	131,606	15,162
Ad valorem taxes	36,640	29,807
General and administrative	710,636	627,040
Depreciation, depletion and amortization	904,065	470,208
Impairment	-	-
Accretion of asset retirement obligations	122,628	78,259
Total operating costs and expenses	4,798,218	2,822,962
Gain/(Loss) from operations	346,750	(1,123,722)

OTHER (EXPENSE) INCOME
Contract operator income from related parties	-	-
Other income	313,918	60,313
Interest expense	(48,450)	(99)
Paid in kind interest	-	(349,335)
Amortization of loan costs	(14,946)	-
Letter of credit fees	(11,216)	(6,151)
Gain (loss) on sale of equipment	-	-
Risk management settlements	(778,812)	-
Risk management change in fair value	(3,026,170)	-
Total other (expenses) income	(3,565,676)	(295,272)

NET LOSS	$(3,218,926)	$(1,418,994)

F-29

BANNER OIL & GAS, LLC
CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY
FOR THE SIX MONTHS ENDED JUNE 30, 2021 AND 2020

	Series A Preferred	Capital Interests	Members’ Equity
Balance at December 31, 2019	6,825,000	5,337,851	12,162,851

Net Loss	-	(1,418,994)	(1,418,994)

Balance at June 30, 2020	$6,825,000	$3,918,857	$10,743,857

Balance at December 31, 2020	-	24,017,617	24,017,617

Net Loss	-	(3,218,926)	(3,218,926)

Balance at June 30, 2021	$-	$20,798,692	$20,798,691

F-30

BANNER OIL & GAS, LLC
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOW
FOR THE SIX MONTHS ENDED JUNE 30, 2021 AND 2020

	Six Months Ended June 30,
	2021	2020

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(3,218,926)	$(1,418,994)
Adjustments to reconcile net loss	-	-
to net cash provided by operations:	-	-
Depreciation, depletion and amortization	904,065	470,208
Oil and natural gas property impairment	-	81,003
Non-cash operating expenses treated as note collections	-	-
(Gain) loss on sale of assets	-	-
Non-cash interest expense	-	349,335
Bad debt expense	-	-
Accretion expense	122,628	78,259
Settlement of asset retirement obligations	-	(3,051)
Amortization of debt issuance costs	-	-
Gain on extinguishment of debt	-	-
Unrealized (gain) loss on derivative instruments	3,026,170	-
Change in assets and liabilities:
Accrued oil and gas sales and production tax rebate	(339,800)	291,156
Derivative receivable and joint interest billings	27,674	18,041
Oil inventory in tanks	-	-
Prepaid expenses and other assets	(99,518)	(41,531)
Accounts payable	(209,496)	(434,087)
Accrued drilling and lease operating expense	-	-
Other accrued liabilities	56,899	14,104
Net cash (used in) provided by operating activities	269,696	(595,557)
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of assets	-	355,000
Oil and natural gas property costs	(1,257,860)	(242,197)
Other asset additions	-	-
Net cash used in investing activities	(1,257,860)	112,803
CASH FLOWS FROM FINANCING ACTIVITIES:
Payment of loan costs	1,058,875	441,212
Net payments on line of credit	-	-
Payment on notes payable	-	-
Borrowings on notes payable	-	-
Members’ contributions	-	-
Net cash provided by (used in) financing activities	1,058,875	441,212
NET CHANGE IN CASH AND CASH EQUIVALENTS:	70,711	(41,542)
CASH AND CASH EQUIVALENTS, Beginning of period	228,676	278,446
CASH AND CASH EQUIVALENTS, End of period	$299,387	$236,904

F-31

BANNER OIL & GAS, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

1. NATURE OF OPERATIONS, PRINCIPLES OF CONSOLIDATION AND SIGNIFICANT TRANSACTIONS

Banner Oil & Gas, LLC (“Banner”) was formed as a limited liability company in the state of Oklahoma on December 13, 2010. Its major operations consist of the exploration for and acquisition, production, and sale of crude oil and natural gas with an area of concentration in Oklahoma, Texas, Kansas and Mississippi. Banner will continue perpetually until terminated pursuant to statute or any provision of the limited liability company agreement. No member shall be liable for the expenses, liabilities or obligations of Banner.

On November 23, 2020, Banner’s board of managers approved a plan of division whereby Banner Holdings, LLC (“Banner Holdings”) was formed and became the sole member of Banner. All existing capital interests and incentive units of Banner were exchanged for an equal amount of capital interests and incentive units in Banner Holdings. Banner Holdings assumed all obligations regarding the prior revolving credit facility. Additionally, oil and gas assets of two companies under common control were merged with Banner effective October 1, 2020 (K3 AssetCo, LLC and 2W AssetCo, LLC). (See Notes 3 and 4).

The consolidated financial statements include the accounts of Banner and its wholly owned subsidiaries, Pennant Oil & Gas, LLC, Banner Oilfield Services, LLC, BOG-Osage, LLC, K3 AssetCo, LLC and 2W AssetCo, LLC (collectively referred to as the “Company” or “Banner”). All significant intercompany accounts and transactions have been eliminated in consolidation.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America (US GAAP), management makes estimates and assumptions in determining the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates, and changes in these estimates are recorded when known. Significant estimates, which are subject to change in the near term, affecting these financial statements include estimates for quantities of proved oil and natural gas reserves and future cash flows, which is used to compute depreciation, depletion and amortization and impairment of oil and natural gas properties, period end oil and natural gas sales and accruals, and asset retirement obligations.

Cash and Cash Equivalents - The Company considers all highly liquid debt instruments purchased with a maturity of three months or less and money market funds to be cash equivalents. The Company maintains its cash and cash equivalents in bank deposit accounts and money market funds which may not be fully federally insured. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on such accounts.

Accounts Receivable - The Company’s accounts receivables are primarily from companies in the oil and natural gas industry located in the southwestern part of the United States. Credit for oil and natural gas sales is extended based on evaluation of a customer’s financial condition and, generally, collateral is not required. Accounts receivable from working interest owners also does not require collateral, although the Company generally has the right to apply their portion of oil and natural gas sales to their accounts receivable balance. Accounts receivable are due within 30 days and are stated at amounts due from customers, net of an allowance for doubtful accounts when the Company believes collection is doubtful. Accounts outstanding longer than the contractual payment terms are considered past due.

The Company determines its allowance by considering a number of factors, including the length of time accounts receivable are past due, the Company’s previous loss history, the customer’s current ability to pay its obligation to the Company, amounts which may be obtained by an offset against production proceeds due the customer and the condition of the general economy as a whole. The Company writes off specific accounts receivable when they become uncollectible, and payments subsequently received on such receivables are credited to the allowance for doubtful accounts. At June 30, 2021 and December 31, 2020, management considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required.

F-32

Oil Inventory - At June 30, 2021 and December 31, 2020 inventory consisted of crude oil produced and stored in tanks prior to delivery to the purchaser in the amount of approximately $370,000 and $178,000, respectively. Inventory is presented on the balance sheet at the lower of cost to produce or market.

Oil and Natural Gas Properties - The full cost method of accounting is used to account for oil and natural gas properties. Under this method of accounting, all costs incident to the acquisition, exploration, and development of properties (both developed and undeveloped), including costs of abandoned leaseholds, delay lease rentals, unproductive wells, and well drilling and equipment costs, are capitalized. The Company capitalizes internal costs that can be directly identified with acquisition, exploration and development activities, but does not include any costs related to production, general corporate overhead or similar activities. Capitalized costs include geological and geophysical work, seismic, delay rentals, drilling and completing and equipping oil and natural gas wells, including salaries, benefits and other internal costs directly attributable to these activities.

Capitalized costs as well as future development costs on proved undeveloped properties are amortized using the units-of-production method, based on estimates of proved oil and natural gas reserves and production, which are converted to a common unit of measure based upon their relative energy content. The computation of depreciation, depletion and amortization takes into consideration restoration, dismantlement and abandonment costs and the anticipated proceeds from salvaging equipment. Due to uncertainties inherent in this estimation process, it is at least reasonably possible that reserve quantities will be revised significantly in the near term. If the Company’s unamortized costs exceed the cost center ceiling (defined as the sum of the present value, discounted at 10%, of estimated future net revenues from proved reserves plus the lower of cost or estimated fair value of unproved properties), the excess is charged to expense in the year in which the excess occurs. Generally, no gains or losses are recognized on the sale or disposition of oil and natural gas properties unless such dispositions involve a significant alteration in the depletion rate. Management’s evaluation concluded that there was no impairment for the year ended December 31, 2019, but due to the decline in oil prices during 2020, there was an impairment required for the year ended December 31, 2020 of approximately $9,111,000. There was no impairment for the period ended June 30, 2021.

Other Property and Equipment - Other property and equipment is recorded at cost. Upon retirement or disposition of assets, the cost and related accumulated depreciation are removed from the consolidated balance sheet with the resulting gain or loss, if any, reflected in the consolidated statement of operations. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets, typically from 3 to 10 years. Depreciation expense related to other property and equipment was approximately $23,000 and $28,000 for the periods ended June 30, 2021 and June 30, 2020, respectively.

Revenue Recognition - Oil and natural gas revenues are recognized when production is sold to a purchaser at a fixed or determinable price, delivery has occurred, title has transferred and collectability of the revenue is probable. Delivery occurs and title is transferred when production has been delivered to a pipeline or picked up by the purchaser. Taxes assessed by governmental authorities on oil and natural gas revenues are presented separately from such revenues as production taxes in the consolidated statements of operations. Well supervision fees and overhead reimbursements associated with producing properties are recognized as expense reimbursements when the services are performed.

F-33

Income Taxes - The Company is a limited liability company and therefore substantially all taxes are passed through to the individual members. There is no provision for income taxes provided for in these financial statements. The Company’s 2017 through 2020 federal income tax and state income tax returns remain open to examination by various tax jurisdictions which include Oklahoma. Additionally, the Company’s state margin tax returns for 2017 through 2020 remain open to examination for the state of Texas.

Management has evaluated the Company’s tax positions and concluded that there are no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of authoritative guidance.

Concentrations of Credit Risk and Major Customers - The Company extends credit to purchasers of oil and natural gas, which are primarily large energy companies. The Company had four purchasers during the period ended June 30, 2021 whose individual purchases exceeded 10% of oil and natural gas sales and collectively accounted for approximately

57% of total oil and natural gas sales. The Company had three purchasers during the year ended December 31, 2020 whose individual purchases exceeded 10% of oil and natural gas sales and collectively accounted for approximately 63% of total oil and natural gas sales.

The Company had six purchasers whose outstanding balance was approximately 71% of accounts receivable from oil and natural gas sales at June 30, 2021, and five purchasers whose outstanding balance was approximately 67% of accounts receivable from oil and natural gas sales at December 31, 2020.

Gas Balancing - In certain instances, the owners of the natural gas produced from a well will select different purchasers for their respective ownership interest in the wells. If one purchaser takes more than its ratable portion of the natural gas, the owners selling to that purchaser will be required to satisfy the imbalance in the future by cash payments or by allowing the other owners to sell more than their share of production. To the extent future reserves exist to enable the other owners to sell more than their ratable share of natural gas, no liability is recorded for the Company’s obligation for natural gas taken by its purchasers which exceeds the Company’s ownership interest of the well’s total production. The Company has no significant imbalances at June 30, 2021 and June 30, 2020.

Debt Issuance Costs - The Company amortizes loan origination fees for financing agreements over the life of the loan using the straight-line method, which does not differ significantly from the effective interest method. Amortization expense totaled approximately $17,000 and $0 for June 30, 2021 and June 30, 2020, respectively.

Accounting standards require debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The standards allow companies to report debt issuance costs related to line of credit agreements as unamortized costs on the balance sheet. The Company reports debt issuance costs related to its revolving credit facility as unamortized debt issuance costs on the consolidated balance sheets.

Derivative Instruments and Hedge Transactions - The Company recognizes derivatives as either an asset or a liability measured at fair value. The accounting for changes in the fair value of a derivative depends on the use of the derivative and the resulting designation. Derivatives that are not hedges must be adjusted to fair value through income. If the derivative is designated as a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in fair value of the hedged assets, liabilities or firm commitments through income or recognized in other comprehensive income until the hedged item is recognized in income. The ineffective portion of a hedge’s change in fair value will be immediately recognized in income. The Company has not designated its derivative financial instruments for hedge accounting, and as such, changes in fair value are reported in earnings as a component of risk management income (expense)

(See Note 6).

F-34

Fair Value of Financial Instruments - The carrying value of items comprising current assets and current liabilities approximate fair values due to the short-term maturities of these instruments. The carrying value of the long-term debt approximates fair value as a result of the long-term debt having a variable interest rate, or the current rates offered to the Company for long-term debt are substantially the same. The Company’s derivative financial instruments are reported at fair value.

Accounting for Asset Retirement Obligations - The Company records the fair value of a liability for an asset retirement obligation in the period in which it is incurred and a corresponding increase in the carrying amount of the related long-lived asset. The Company’s asset retirement obligations relate to estimated future plugging and abandonment costs on its oil and natural gas properties and related facilities disposal. These obligations to abandon and restore properties are based upon estimated future costs which may change based upon future inflation rates and changes in statutory remediation rules or changes in future cost estimates.

At June 30, 2021, the Company has cash held in escrow with a fair market value of $160,000 that is legally restricted for potential plugging and abandonment liability in the Wildhorse Unit located in Osage County, Oklahoma. The cash held related to this escrow account is included in deposits on the consolidated balance sheets.

The activities incurred in the asset retirement obligations are as follows for the periods ended June 30, 2021 and December 31, 2020:

	Six Months Ended June 30, 2021	Twelve Months Ended December 31, 2020
Balance at beginning of year	$4,155,724	$2,761,519
Liabilities incurred in current year		1,761,821
Revisions		(340,497)
Liabilities settled current year		(240,062)
Accretion expense	122,628	212,943
Balance at end of year	$4,278,352	$4,155,724

Recent accounting pronouncements – In February 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-02 “Leases (Topic 842).” The purpose of the guidance is to increase the transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheet as well as providing additional disclosure requirements related to leasing arrangements. On April 8, 2020, the FASB voted to defer the effective date for ASU 2016-02 for private companies. As such the new guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2021, though early adoption is permitted. Management is currently evaluating the impact adopting this recent accounting pronouncement will have on the Company’s financial statements in future reporting periods.

F-35

3. NOTES PAYABLE

	Six Months Ended June 30, 2021	Twelve Months Ended December 31, 2020
Revolving credit facility with Firstbank Southwest as administrative agent, bearing interest at a weighted average adjusted rate as defined in the agreement (4.75% at December 31, 2020). Principle and any unpaid interest is due November 24, 2024. Collateralized by the Company’s oil and natural gas properties.	2,250,000	1,200,000
Unsecured, forgivable loan from Prosperity Bank as part of Small Business Administration Paycheck Protection Program (PPP).	0	300,900
Unsecured, forgivable loan from Firstbank Southwest as part of Small Business Administration Paycheck Protection Program (PPP).	309,775	0
Small Business Administration Economic Injury Disaster Loan bearing interest at 3.75%. Monthly principal and interest payments of $731 for 348 months starting June 2022 with remanining principal and interest due June 2050. Loan is secured generally by all assets of the Company.	149,900	149,900
Other	8,365	14,424
	$2,718,040	$1,665,224

Revolving Credit Facility with Firstbank Southwest

In November 2020, the Company entered into a four-year credit agreement with Firstbank Southwest as administrative agent, which provides for a revolving line of credit with an initial borrowing base of $5,000,000. The maximum amount available is subject to semi-annual redeterminations of the borrowing base in April and October of each year until maturity, based on the value of the Company’s proved oil and natural gas reserves in accordance with the lenders’ customary procedures and practices. Both the Company and the lenders have the right to request one additional redetermination each year.

Interest on the outstanding amounts under the credit facility will accrue at an interest rate equal to either (i) the Alternate Base Rate (as defined in the credit agreement) plus an applicable margin (as defined in the credit agreement) that ranges between 1.00% to 2.00% depending on utilization or (ii) the Adjusted LIBO Rate (as defined in the credit agreement) plus an applicable margin that ranges between 4.00% to 5.00% depending on utilization. In the case that an event of default (as defined under the credit agreement) occurs, the outstanding amounts will bear an additional 2.00% interest plus the applicable Alternate Base Rate or Adjusted LIBO Rate and corresponding applicable margin.

As of December 31, 2020, outstanding borrowings were accruing interest at the Alternate Base Rate plus the applicable margin which resulted in an interest rate of 4.75%. A commitment fee of 0.500%, accrues on the average daily amount of the unused portion of the borrowing base and is included as a component of interest expense. The Company generally has the right to make prepayments of the borrowings at any time without penalty or premium. Letter of credit fees will accrue at 0.125% plus the Applicable Margin used to determine the interest rate applicable to borrowings that are based on Adjusted LIBO Rate.

F-36

Small Business Administration Loans

In May 2020 Banner applied for and received an unsecured forgivable loan guaranteed by the federal government as part of the Small Business Administration (SBA) Paycheck Protection Program in the amount of $300,900 bearing interest at 1%. Principal and interest of this loan can be fully forgiven based on the Company incurring qualifying expenses during the defined covered period as well as meeting other criteria related to employee retention. The Company applied for forgiveness of this loan in November 2020, which was subsequently approved and forgiven in May 2021.

In June 2020, the Company applied for and received a loan from the federal government as part of the SBA Economic Injury Disaster Loan in the amount of $149,900 bearing interest of 3.75% per annum. Repayment of this loan begins in June 2022 with 348 monthly payments of $731 of principal and interest with a final payment due in June 205 for all remaining unpaid principal and interest. This loan is secured generally by all assets of the Company.

In January 2021 Banner applied for and received a second unsecured forgivable loan guaranteed by the federal government as part of the Small Business Administration (SBA) Paycheck Protection Program in the amount of $309,775 bearing interest at 1%. Principal and interest of this loan can be fully forgiven based on the Company incurring qualifying expenses during the defined covered period as well as meeting other criteria related to employee retention. The company has not applied for forgiveness, but expects to apply prior to December 31, 2022.

4. EQUITY TRANSACTIONS

Fourth Amended Operating Agreement

Effective January 17, 2019, the Company adopted the Fourth Amended Operating Agreement. This operating agreement, among other things, updated sharing ratios and further defined management incentive units as follows:

a) Series A Preferred Sharing Ratio:

i. Sage Road: 64.47%

ii. Wells Fargo Energy Capital (“WFEC”) 35.53%

b) Management Incentive Units (by type):

i. Pennant MIU: 5,000 units outstanding

ii. 2019 MIU: 87,000 units outstanding

c) Generally, distribution was allocated as follows:

i. Members of Non-Management Group and holders of MIUs at determined sharing ratios based on distribution thresholds;

ii. Members holding Series A Preferred Interests in accordance to their Series A Preferred Sharing Ratio;

iii. Preference Threshold Group, (Sage Road 97.22% and Pennant Energy, LLC 2.78%)

iv. Preference Threshold Group and Pennant MIU at determined sharing ratios based on return on investment.

In October, 2019, Sage Road purchased the Series A Preferred Interests from WFEC.

Management incentive units were administered under two separate plans by the Company’s Board of Managers. The first plan, the Management Incentive Units Plan includes units awarded to members of Pennant (“Pennant MIU Plan”) and the second plan, the 2018 Management Incentive Pool Plan (“2018 MIU Plan”) were each authorized to issue 100,000 units. The Pennant MIU Plan calls for units to vest at 20% on each of the first four anniversaries of the date of the grant with any unvested units fully vesting on the date of a Vesting Event, as defined. The 2018 MIU Plan calls for units to vest at 25% on each of the first three anniversaries of the date of the grant with any unvested units fully vesting on the date of a Vesting Event, as defined. Additionally, all management incentive units lack voting rights and are subject to transfer restrictions unless waived by the board of managers. Both plans and their corresponding units were cancelled in 2020 as discussed below.As of December 31, 2019, the Series A Preferred Interests had accumulated $1,434,150 in preferred returns.

F-37

Fifth Amended and Restated Operating Agreement

Effective November 24, 2020, the Company adopted the Fifth Amended and Restated Operating Agreement. This operating agreement amends and restates the previous agreement in its entirety. This agreement, among other things, confirmed the Plan of Division approved by the Company’s board of managers on November 23, 2020, whereby Banner Holdings was formed becoming Banner’s parent company. All existing capital interests and incentive units of Banner were exchanged by Banner’s existing members for an equal amount of capital interests and incentive units in Banner Holdings. Banner Holdings received 100% of Banner’s capital interests in exchange for assuming all of Banner’s obligations regarding the revolving credit facility formerly held by Wells Fargo Bank, N.A. and subsequently purchased by Sage Road. As a result, Banner eliminated the note payable of $18,892,165, and the related paid in kind interest payable of $1,580,162 and recorded a capital contribution of $20,472,327.

The new operating agreement cancelled all previously issued management incentive units (“MIU’s”), converted all previous Series A Preferred Interests and Capital Interests into new Capital Interests, admitted new members through receipt of capital contributions, and issued new MIU’s under the 2020 Incentive Pool Plan (“2020 MIU Plan”). The 2020 MIU Plan allows a maximum of 100,000 authorized units to be issued, and calls for units to vest at 25% on each of the first three anniversaries of the date of the grant with any unvested units fully vesting on the date of a vesting event, as defined. Additionally, all management incentive units lack voting rights and are subject to transfer restrictions unless waived by the board of managers. A total of 75,000 shares were issued and outstanding at December 31, 2020.

Transactions Between Entities Under Common Control

Effective October 1, 2020, capital contributions were received primarily in the form of oil and gas assets from two commonly controlled companies, K3 Oil, LLC (“K3”) and 2W Energy Partners, LLC (“2W”) and were recorded as an exchange between entities under common control. Both companies created subsidiaries to contain the assets contributed, K3 AssetCo, LLC and 2W AssetCo, LLC. The subsidiaries were contributed to Banner in exchange for Banner capital interests. Sage Road owned approximately, 97%, 92% and 94% of Banner Holdings, K3 and 2W, respectively prior to the transactions. In accordance with accounting guidance, Banner recorded the assets and liabilities contributed by K3 and 2W at historical cost with operations recorded prospectively from the effective contribution date.

The following amounts were recorded on October 1, 2020 as a result of this activity:

K3 AssetCo, LLC:

Financial Statement Line Item	Amount
Oil and gas properties	$3,217,463
Accounts Payable	5,685
Asset Retirement Obligation	797,178
Members’ Equity	1,914,600

2W AssetCo, LLC:

Financial Statement Line Item	Amount
Cash	$20,033
Accrued oil & natural gas sales	15,770
Oil and gas properties	2,448,071
Accounts Payable	51,185
Asset Retirement Obligation	604,846
Members’ Equity	1,627,843

F-38

Banner also paid $500,000 and $200,000 to K3 and 2W, respectively in lieu of assuming certain liabilities.

Capital interest sharing ratios are as follows at June 30, 2021 and December 31, 2020:

Member	Capital Interests Sharing Ratio
Banner Holdings, LLC	65.88%
K3 Oil LLC	13.19%
2W Energy Partners, LLC	20.41%
Michael Richardon	0.52%
100.00%

5. OIL AND NATURAL GAS INFORMATION

Costs related to the oil and natural gas activities of the Company, including those related to property acquisitions, were incurred as follows for the periods ended June 30, 2021 and December 31, 2020:

	Six Months Ended June 30, 2021	Twelve Months Ended December 31, 2020
Acquisition Costs	$1,313	$49,246
Development Costs	$1,036,529	$775,837

The Company had the following aggregate capitalized costs relating to the Company’s oil and natural gas activities at June 30, 2021:

	Six Months Ended June 30, 2021	Twelve Months Ended December 31, 2020
Proved oil and gas properties	$113,908,345	$112,870,506
Less accumulated DD&A and impairment	(83,540,265)	(82,659,080)
Total oil and gas properties	$30,368,081	$30,211,426

For the periods ended June 30, 2021 and December 31, 2020, there were no unproved properties excluded from the amortization base.

6. DERIVATIVE TRANSACTIONS

The results of operations and operating cash flows are impacted by changes in market prices for oil and natural gas. To mitigate a portion of this exposure, the Company has entered into certain derivative instruments, none of which were elected to be designated as cash flow hedges for accounting purposes. As of December 31, 2020, the Company’s derivative instruments were comprised of fixed price swaps and/or collars.

In fixed-price swap instruments, the Company receives a fixed-price for the hedged commodity and pays a floating market price to the counterparty. The fixed-price payment and the floating-price payment are netted, resulting in a net amount due to or from the counterparty.

Collars contain a fixed floor price (put) and ceiling price (call). If the market price exceeds the call strike price or falls below the put strike price, the Company receives the fixed price and pays the market price. If the market price is between the call and the put strike price, no payments are due from either party.

F-39

As of December 31, 2020, the Company had the following hedging transactions with one counterparty consisting of both fixed price swaps and collars.

		Fixed price per Bbl
Period and type of contract	Volume (Bbls)	Swaps	Purchase Puts	Sold Calls
2021
Oil swaps	12,000	$46.11
Oil collars	36,000		$40.00	$45.40
2022
Oil swaps	36,000	$49.99
Oil collars	60,000		$40.00	$46.02
2023
Oil swaps	-
Oil collars	12,000		$47.50	$53.23

		Weighted average fixed price (Mmbtu)
Period and type of contract	Volume (Mcf)	Swaps	Purchase Puts	Sold Calls
2021
Natural gas swaps	150,000	$2.93
Natural gas collars	20,000		$3.00	$3.35
2022
Natural gas swaps
Natural gas collars	60,000		$2.95	$3.33

These instruments are recorded at fair value and changes in fair value, including settlements, have been reported as risk management income (expense) in the consolidated statements of operations. Settlements on these instruments occur every month. The following table provides a summary of the components (cash and non-cash) of risk management income (expense) for the years ended December 31:

	Six Months Ended	Twelve Months Ended
	June 30, 2021	December 31, 2020
Gain (losses) from:
Settlement with counter party	$(778,812)	$(20,853)
Change in fair value (non-cash)	(3,026,170)	(262,950)
Total risk management income (loss)	$(3,804,982)	$(283,803)

7. FAIR VALUE MEASUREMENTS

FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (as amended) (“ASC 820”), defines fair value, establishes a framework for measuring fair value, outlines a fair value hierarchy based on inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

Fair value is defined as the price at which an asset could be exchanged in a current transaction between knowledgeable, willing parties. A liability’s fair value is defined as the amount that would be paid to transfer the liability to a new obligor, not the amount that would be paid to settle the liability with the creditor. Where available, fair value is based on observable market prices or parameters or derived from such prices or parameters. Where observable prices or inputs are not available, use of unobservable prices or inputs are used to estimate the current fair value, often using an internal valuation model. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the item being valued.

F-40

Assets and liabilities recorded at fair value in the consolidated balance sheets are categorized based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels—defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities—are as follows:

Level I—Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level II—Inputs (other than quoted prices included in Level I) are either directly or indirectly observable for the asset or liability through correlation with market data at the measurement date and for the duration of the instrument’s anticipated life.

Level III—Inputs reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

The fair value of derivative contracts is measured using Level II inputs and is determined by either market prices on an active market for similar assets or by prices quoted by a broker or other market-corroborated prices, including analysis of formal pricing curves on national exchanges. The Company also utilizes credit information about counterparties, as well as a credit rating factor derived from yields on the debt of peers in the industry, in order to adjust derivative valuations for credit risk.

Additions to asset retirement obligations are measured using primarily Level III inputs. The significant unobservable inputs to this fair value measurement include estimates of plugging and abandonment costs, inflation rate and well life. The inputs are calculated based on historical data as well as current estimated costs. See Note 2 for a roll forward of the asset retirement obligation.

The estimated fair values of assets and liabilities included in the consolidated balance sheets are summarized below as of June 30, 2021 and December 31, 2020:

		Fair Value June 30, 2021	Fair Value December 31, 2020
		Significant other observation inputs	Significant other observation inputs
		(Level 2)	(Level 2)
Derivative Assets:	Balance sheet location
Oil and natural gas derivative instruments	Current Derivative Liability	$-	$-
	Non - current derivative obligation	-	-
	Total derivative liability	-	-
	Balance sheet location
Derivative Liabilities:	Accounts Payable	226,834	33,476
Oil and natural gas	Current Derivative Liability	2,335,098	224,780
derivative instruments	Non - current derivative obligation	954,022	38,170
	Total derivative liability	3,515,954	296,426

	Net derivative asset (liability)	3,515,954	296,426

F-41

8. COMMITMENTS AND CONTINGENCIES

Due to the nature of the oil and natural gas business, the Company is exposed to possible environmental risks. The Company has implemented various policies and procedures to avoid environmental contamination and risks from environmental contamination. The Company conducts periodic reviews to identify changes in our environmental risk profile. These reviews evaluate whether there is a contingent liability, its amount, and the likelihood that the liability will be incurred.

The amount of any potential liability is determined by considering, among other matters, incremental direct costs of any likely remediation. The Company manages its exposure to environmental liabilities on properties to be acquired by identifying existing problems and assessing the potential liability. Depending on the extent of an identified environmental problem, the Company may exclude a property from the acquisition, require the seller to remediate the property, or agree to assume liability for the remediation of the property. The Company has historically not experienced any significant environmental liability and is not aware of any potential material environmental issues or claims at June 30, 2021.

The Company is periodically subject to lawsuits, investigations and disputes, including matters relating to commercial transactions, environmental and health and safety matters. A liability is recognized for any contingency that is possible of occurrence and reasonably estimable. The Company continually assesses the likelihood of adverse judgements of outcomes in these matters, as well as potential ranges of possible losses (taking into consideration any insurance recoveries), based on a careful analysis of each matter with the assistance of outside legal counsel and, if applicable, other experts. None of these actions are expected to have a material adverse impact on the Company. The Company will continue to monitor the impact that litigation could have on the Company and will assess the impact of future events on the Company’s financial position, results of operations and cash flows. As of June 30, 2021, the Company does not have any litigation liabilities that require an accrual.

9. SUBSEQUENT EVENTS

Management has evaluated events through August 31, 2021, the date the financial statements were available to be issued. There were no subsequent events requiring recognition or disclosure. * * * * * *

F-42

BANNER OIL & GAS, LLC

CONSOLIDATED Financial Statements

AS OF and for the years ended

December 31, 2020 and 2019

together WITH

independent auditor’s report

F-43

BANNER OIL & GAS, LLC

Table of Contents

December 31, 2020 and 2019

Audited consolidated Financial Statements

F-44

INDEPENDENT AUDITOR’S REPORT

Board of Managers

Banner Oil & Gas, LLC

Oklahoma City, Oklahoma

We have audited the accompanying consolidated financial statements of Banner Oil & Gas, LLC (a limited liability company), and subsidiaries, which comprise the consolidated balance sheets as of December 31, 2020 and 2019, and the related consolidated statements of operations, cash flows, and members’ equity for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

F-45

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Banner Oil & Gas, LLC as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

April 30, 2021

F-46

BANNER OIL AND GAS, LLC

CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31, 2020 AND 2019

	2020	2019
ASSETS
CURRENT ASSETS
Cash	$228,676	$278,446
Accounts receivable:
Accrued oil & natural gas sales	697,504	548,661
Derivative receivable	-	8,290
Joint interest billings	87,821	777
Oil inventory in tanks	178,259	223,058
Prepaid expenses	32,786	80,268
Total current assets	1,225,046	1,139,500

OIL AND GAS PROPERTIES, AT COST, based on full cost method of accounting, net of accumulated depreciation, depletion, amortization and impairment	30,211,426	34,614,645

OTHER ASSETS
Other property and equipment, net	129,707	172,154
Deposits	289,343	257,952
Unamortized debt issuance cost	117,077	12,542

TOTAL ASSETS	$31,972,599	$36,196,793

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$1,432,041	$1,058,124
Current portion of notes payable	14,424	18,892,165
Current portion of derivative obligation	224,780	-
Paid in kind interest payable	—	1,230,826
Other accrued liabilities	439,042	92,393
Total current liabilities	2,110,287	21,273,508

LONG-TERM LIABILITIES
Notes payable	1,650,800	30,670
Non current derivative obligation	38,170	-
Asset retirement obligations	4,155,724	2,761,519
Commitments and contingencies (Note 8)

MEMBERS EQUITY
Members’ equity	24,017,618	12,131,096

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$31,972,599	$36,196,793

See accompanying notes to consolidated financial statements.

F-47

BANNER OIL AND GAS, LLC

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	2020	2019
OPERATING REVENUES
Oil sales	$3,539,301	$6,802,550
Natural gas sales	457,804	80,593
Total operating revenue	3,997,105	6,883,143

OPERATING COSTS AND EXPENSES
Lease operating	3,319,671	4,802,528
Production taxes and other expense	245,628	445,830
Adjustment to production tax rebate	(89,523)	(133,483)
Other production costs	158,782	47,460
Ad valorem taxes	90,255	60,369
General and administrative	1,481,000	1,161,046
Depreciation, depletion and amortization	1,358,119	1,342,482
Oil and natural gas property impairment	9,111,083	-
Accretion of asset retirement obligations	212,944	188,273
Total operating costs and expenses	15,887,959	7,914,505
Loss from operations	(11,890,854)	(1,031,362)

OTHER (EXPENSE) INCOME
Contract operator income from related parties	33,500	-
Other income	99,025	4,342
Interest expense	(8,015)	(114,877)
Paid in kind interest	(349,335)	(1,230,826)
Amortization of loan costs	(15,736)	(255,305)
Letter of credit fees	(34,097)	(31,592)
Gain (loss) on sale of equipment	-	7,708
Risk management settlements	(20,853)	514,889
Risk management change in fair value	(262,950)	(384,771)
Total other (expenses) income	(558,461)	(1,490,432)

NET LOSS	$(12,449,315)	$(2,521,794)

See accompanying notes to consolidated financial statements.

F-48

BANNER OIL AND GAS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	2020	2019

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(12,449,315)	$(2,521,794)
Adjustments to reconcile net loss to net cash provided by (used in) operations:
Depreciation, depletion and amortization	1,358,118	1,342,482
Oil and natural gas property impairment	9,111,083	-
Non-cash operating expenses treated as note collections	-	24,261
(Gain) loss on sale of assets	(31,684)	(7,708)
Non-cash interest expense	349,335	1,230,826
Accretion expense	212,944	188,273
Settlement of asset retirement obligations	-	(8,059)
Amortization of debt issuance costs	15,736	255,305
Unrealized (gain) loss on derivative instruments	262,950	384,771
Change in assets and liabilities:
Accrued oil and gas sales	(148,843)	(51,763)
Derivative receivable and joint interest billings	(78,754)	306,309
Oil inventory in tanks	44,799	(32,807)
Prepaid expenses and other assets	16,091	75,112
Accounts payable	373,917	16,197
Other accrued liabilities	105,191	59,467
Net cash (used in) provided by operating activities	(858,432)	1,260,872

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of assets	522,803	7,708
Oil and natural gas property costs	(1,550,194)	(1,144,686)
Net cash used in investing activities	(1,027,391)	(1,136,978)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payment of loan costs	(119,568)	(76,029)
Net payments on line of credit	-	(18,794)
Payments on notes payable	(16,246)	-
Borrowings on notes payable	1,650,800	-
Members’ contributions	321,067	-
Net cash provided by (used in) financing activities	1,836,053	(94,823)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(49,770)	29,071

CASH AND CASH EQUIVALENTS, Beginning of year	278,446	249,375

CASH AND CASH EQUIVALENTS, End of year	$228,676	$278,446

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for interest	$152	$114,877

NONCASH INVESTING AND FINANCING ACTIVITES:
Capital costs in accounts payable and accrued liabilities	$356,764	$352,000
Oil and gas properties acquired through merger with K3 and 2W	3,563,510	-
Other noncash activity from merger with K3 and 2W	21,067	-

See accompanying notes to consolidated financial statements.

F-49

BANNER OIL AND GAS, LLC

CONSOLIDATED STATEMENTS OF MEMBERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	Series A Preferred	Capital Interests	Members’ Equity

JANUARY 1, 2019	$6,825,000	$7,827,890	$14,652,890

Net Loss	-	(2,521,794)	(2,521,794)

DECEMBER 31, 2019	6,825,000	5,306,096	12,131,096

Cash capital contribution From Sage Road	-	271,067	271,067
Cash capital contribution from Michael Richardson	-	50,000	50,000
Debt assumed by parent	-	20,472,327	20,472,327
Conversion of series A preferred to capital interests	(6,825,000)	6,825,000	-
Property contribution by K3	-	1,914,600	1,914,600
Property contribution by 2W	-	1,627,843	1,627,843
Net loss	-	(12,449,315)	(12,449,315)

DECEMBER 31, 2020	$-	$24,017,618	$24,017,618

See accompanying notes to consolidated financial statements.

F-50

BANNER OIL & GAS, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

1.	NATURE OF OPERATIONS, PRINCIPLES OF CONSOLIDATION AND SIGNIFICANT TRANSACTIONS

Banner Oil & Gas, LLC (“Banner”) was formed as a limited liability company in the state of Oklahoma on December 13, 2010. Its major operations consist of the exploration for and acquisition, production, and sale of crude oil and natural gas with an area of concentration in Oklahoma, Texas, Kansas and Mississippi. Banner will continue perpetually until terminated pursuant to statute or any provision of the limited liability company agreement. No member shall be liable for the expenses, liabilities or obligations of Banner.

On November 23, 2020, Banner’s board of managers approved a plan of division whereby Banner Holdings, LLC (“Banner Holdings”) was formed and became the sole member of Banner. All existing capital interests and incentive units of Banner were exchanged for an equal amount of capital interests and incentive units in Banner Holdings. Banner Holdings assumed all obligations regarding the prior revolving credit facility. Additionally, oil and gas assets of two companies under common control were merged with Banner effective October 1, 2020 (K3 AssetCo, LLC and 2W AssetCo, LLC). (See Notes 3 and 4).

The consolidated financial statements include the accounts of Banner and its wholly owned subsidiaries, Pennant Oil & Gas, LLC, Banner Oilfield Services, LLC, BOG-Osage, LLC, K3 AssetCo, LLC and 2W AssetCo, LLC (collectively referred to as the “Company” or “Banner”). All significant intercompany accounts and transactions have been eliminated in consolidation.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America (US GAAP), management makes estimates and assumptions in determining the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates, and changes in these estimates are recorded when known. Significant estimates, which are subject to change in the near term, affecting these financial statements include estimates for quantities of proved oil and natural gas reserves and future cash flows, which is used to compute depreciation, depletion and amortization and impairment of oil and natural gas properties, period end oil and natural gas sales and accruals, and asset retirement obligations.

Cash and Cash Equivalents - The Company considers all highly liquid debt instruments purchased with a maturity of three months or less and money market funds to be cash equivalents. The Company maintains its cash and cash equivalents in bank deposit accounts and money market funds which may not be fully federally insured. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on such accounts.

Accounts Receivable - The Company’s accounts receivable are primarily from companies in the oil and natural gas industry located in the southwestern part of the United States. Credit for oil and natural gas sales is extended based on evaluation of a customer’s financial condition and, generally, collateral is not required. Accounts receivable from working interest owners also does not require collateral, although the Company generally has the right to apply their portion of oil and natural gas sales to their accounts receivable balance. Accounts receivable are due within 30 days and are stated at amounts due from customers, net of an allowance for doubtful accounts when the Company believes collection is doubtful. Accounts outstanding longer than the contractual payment terms are considered past due.

F-51

The Company determines its allowance by considering a number of factors, including the length of time accounts receivable are past due, the Company’s previous loss history, the customer’s current ability to pay its obligation to the Company, amounts which may be obtained by an offset against production proceeds due the customer and the condition of the general economy as a whole. The Company writes off specific accounts receivable when they become uncollectible, and payments subsequently received on such receivables are credited to the allowance for doubtful accounts. At December 31, 2020 and 2019, management considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required.

Oil Inventory - At December 31, 2020 and 2019, inventory consisted of crude oil produced and stored in tanks prior to delivery to the purchaser in the amount of approximately $178,000 and $223,000, respectively. Inventory is presented on the balance sheet at the lower of cost to produce or market.

Oil and Natural Gas Properties - The full cost method of accounting is used to account for oil and natural gas properties. Under this method of accounting, all costs incident to the acquisition, exploration, and development of properties (both developed and undeveloped), including costs of abandoned leaseholds, delay lease rentals, unproductive wells, and well drilling and equipment costs, are capitalized. The Company capitalizes internal costs that can be directly identified with acquisition, exploration and development activities, but does not include any costs related to production, general corporate overhead or similar activities. Capitalized costs include geological and geophysical work, seismic, delay rentals, drilling and completing and equipping oil and natural gas wells, including salaries, benefits and other internal costs directly attributable to these activities.

Capitalized costs as well as future development costs on proved undeveloped properties are amortized using the units-of-production method, based on estimates of proved oil and natural gas reserves and production, which are converted to a common unit of measure based upon their relative energy content. The computation of depreciation, depletion and amortization takes into consideration restoration, dismantlement and abandonment costs and the anticipated proceeds from salvaging equipment. Due to uncertainties inherent in this estimation process, it is at least reasonably possible that reserve quantities will be revised significantly in the near term. If the Company’s unamortized costs exceed the cost center ceiling (defined as the sum of the present value, discounted at 10%, of estimated future net revenues from proved reserves plus the lower of cost or estimated fair value of unproved properties), the excess is charged to expense in the year in which the excess occurs. Generally, no gains or losses are recognized on the sale or disposition of oil and natural gas properties unless such dispositions involve a significant alteration in the depletion rate. Management’s evaluation concluded that there was no impairment for the year ended December 31, 2019, but due to the decline in oil prices during 2020, there was an impairment required for the year ended December 31, 2020 of approximately $9,111,000.

Other Property and Equipment - Other property and equipment is recorded at cost. Upon retirement or disposition of assets, the cost and related accumulated depreciation are removed from the consolidated balance sheet with the resulting gain or loss, if any, reflected in the consolidated statement of operations. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets, typically from 3 to 10 years. Depreciation expense related to other property and equipment was approximately $56,000 and $60,000 for the years ended December 31, 2020 and 2019, respectively.

F-52

Revenue Recognition - Oil and natural gas revenues are recognized when production is sold to a purchaser at a fixed or determinable price, delivery has occurred, title has transferred and collectability of the revenue is probable. Delivery occurs and title is transferred when production has been delivered to a pipeline or picked up by the purchaser. Taxes assessed by governmental authorities on oil and natural gas revenues are presented separately from such revenues as production taxes in the consolidated statements of operations. Well supervision fees and overhead reimbursements associated with producing properties are recognized as expense reimbursements when the services are performed.

Income Taxes - The Company is a limited liability company and therefore substantially all taxes are passed through to the individual members. There is no provision for income taxes provided for in these financial statements. The Company’s 2016 through 2019 federal income tax and state income tax returns remain open to examination by various tax jurisdictions which include Oklahoma. Additionally, the Company’s state margin tax returns for 2016 through 2019 remain open to examination for the state of Texas.

Management has evaluated the Company’s tax positions and concluded that there are no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of authoritative guidance.

Concentrations of Credit Risk and Major Customers - The Company extends credit to purchasers of oil and natural gas, which are primarily large energy companies. The Company had three purchasers during the year ended December 31, 2020 whose individual purchases exceeded 10% of oil and natural gas sales and collectively accounted for approximately 63% of total oil and natural gas sales. The Company had three purchasers during the year ended December 31, 2019 whose individual purchases exceeded 10% of oil and natural gas sales and collectively accounted for approximately 70% of total oil and natural gas sales.

The Company had five purchasers whose outstanding balance was approximately 67% of accounts receivable from oil and natural gas sales at December 31, 2020, and three purchasers whose outstanding balance was approximately 88% of accounts receivable from oil and natural gas sales at December 31, 2019.

Gas Balancing - In certain instances, the owners of the natural gas produced from a well will select different purchasers for their respective ownership interest in the wells. If one purchaser takes more than its ratable portion of the natural gas, the owners selling to that purchaser will be required to satisfy the imbalance in the future by cash payments or by allowing the other owners to sell more than their share of production. To the extent future reserves exist to enable the other owners to sell more than their ratable share of natural gas, no liability is recorded for the Company’s obligation for natural gas taken by its purchasers which exceeds the Company’s ownership interest of the well’s total production. The Company has no significant imbalances at December 31, 2020 or 2019.

Debt Issuance Costs - The Company amortizes loan origination fees for financing agreements over the life of the loan using the straight-line method, which does not differ significantly from the effective interest method. Amortization expense totaled approximately $16,000 and $255,000 in 2020 and 2019, respectively.

F-53

Accounting standards require debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The standards allow companies to report debt issuance costs related to line of credit agreements as unamortized costs on the balance sheet. The Company reports debt issuance costs related to its revolving credit facility as unamortized debt issuance costs on the consolidated balance sheets.

Derivative Instruments and Hedge Transactions - The Company recognizes derivatives as either an asset or a liability measured at fair value. The accounting for changes in the fair value of a derivative depends on the use of the derivative and the resulting designation. Derivatives that are not hedges must be adjusted to fair value through income. If the derivative is designated as a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in fair value of the hedged assets, liabilities or firm commitments through income or recognized in other comprehensive income until the hedged item is recognized in income. The ineffective portion of a hedge’s change in fair value will be immediately recognized in income. The Company has not designated its derivative financial instruments for hedge accounting, and as such, changes in fair value are reported in earnings as a component of risk management income (expense) (See Note 6).

Fair Value of Financial Instruments - The carrying value of items comprising current assets and current liabilities approximate fair values due to the short-term maturities of these instruments. The carrying value of the long-term debt approximates fair value as a result of the long-term debt having a variable interest rate, or the current rates offered to the Company for long-term debt are substantially the same. The Company’s derivative financial instruments are reported at fair value.

Accounting for Asset Retirement Obligations - The Company records the fair value of a liability for an asset retirement obligation in the period in which it is incurred and a corresponding increase in the carrying amount of the related long-lived asset. The Company’s asset retirement obligations relate to estimated future plugging and abandonment costs on its oil and natural gas properties and related facilities disposal. These obligations to abandon and restore properties are based upon estimated future costs which may change based upon future inflation rates and changes in statutory remediation rules or changes in future cost estimates.

At December 31, 2020 and 2019, the Company has cash held in escrow with a fair market value of $160,000 that is legally restricted for potential plugging and abandonment liability in the Wildhorse Unit located in Osage County, Oklahoma. The cash held related to this escrow account is included in deposits on the consolidated balance sheets.

The activities incurred in the asset retirement obligations are as follows for the years ended December 31:

	2020	2019
Balance at beginning of year	$2,761,519	$2,581,305
Liabilities incurred in current year	1,761,821	-
Revisions	(340,497)	-
Liabilities settled in current year	(240,062)	(8,059)
Accretion expense	212,943	188,273
Balance at end of year	$4,155,724	$2,761,519

F-54

Recent accounting pronouncements – In February 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-02 “Leases (Topic 842).” The purpose of the guidance is to increase the transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheet as well as providing additional disclosure requirements related to leasing arrangements. On April 8, 2020, the FASB voted to defer the effective date for ASU 2016-02 for private companies. As such the new guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2021, though early adoption is permitted. Management is currently evaluating the impact adopting this recent accounting pronouncement will have on the Company’s financial statements in future reporting periods.

3.	NOTES PAYABLE

Notes payable consisted of the following at December 31,	2020	2019
Revolving credit facility with Wells Fargo Bank, N.A. as administrative agent, bearing interest at a weighted average adjusted rate as defined in the agreement (7.75% at December 31, 2019), payable monthly at $125,000 plus accrued interest. Principle and any unpaid interest was due November 30, 2019. Collateralized by the Company’s oil and natural gas properties.	$-	$18,892,165
Revolving credit facility with Firstbank Southwest as administrative agent, bearing interest at a weighted average adjusted rate as defined in the agreement (4.75% at December 31, 2020). Principle and any unpaid interest is due November 24, 2024. Collateralized by the Company’s oil and natural gas properties.	1,200,000	-
Unsecured, forgivable loan from Prosperity Bank as part of Small Business Administration Paycheck Protection Program (PPP).	300,900	-
Small Business Administration Economic Injury Disaster Loan bearing interest at 3.75%. Monthly principal and interest payments of $731 for 348 months starting June 2021 with remanining principal and interest due June 2050. Loan is secured generally by all assets of the Company.	149,900	-
Other	14,424	30,670
	$1,665,224	$18,922,835

Revolving Credit Facility with Wells Fargo Bank, N.A.

In November 2012, the Company entered into a four-year $100,000,000 credit facility with Wells Fargo Bank, N.A., as administrative agent, which provided for a revolving line of credit with an initial borrowing base of $45,000,000. The borrowing base has been reduced each year following to $23,250,000 beginning January 2017 and $20,250,000 in early 2018. The maximum amount available is subject to semi-annual redeterminations of the borrowing base in April and October of each year until maturity, based on the value of the Company’s proved oil and natural gas reserves in accordance with the lenders’ customary procedures and practices. Both the Company and the lenders have the right to request one additional redetermination each year. Generally, the facility bears interest at the lesser of: (a) LIBOR or (b) the reference rate as defined, with each subject to a margin based on the borrowing base utilization.

F-55

The borrowing facility is secured by substantially all of the proved oil and natural gas assets and all personal property of the Company and its subsidiaries and by guarantees of each of the Company’s subsidiaries.

The debt agreement has certain financial covenants which provide for, among other things, maintaining a certain financial ratio and monthly and weekly reporting requirements, limits on extending payments on accounts to vendors, and minimum liquidity requirements, as defined.

The debt agreement contains customary provisions for events of default. If an event of default occurs and is continuing, the administrative agent may, or at the request of the lenders shall, accelerate amounts due under the debt agreements, except for an insolvency event of default, in which case such amounts will automatically become due and payable.

The Company was unable to reach agreement with the bank regarding extension of the borrowing facility. As of December 31, 2019, the borrowing facility was in default. The outstanding balance of the revolving credit facility of $18,892,165 was classified as a current liability in the consolidated balance sheet at December 31, 2019.

Effective May 15, 2020, Sage Road, the Company’s majority member, purchased all of the outstanding indebtedness and accrued and unpaid interest associated with the revolving credit facility from Wells Fargo, et al. The Company remained liable for the outstanding debt and the associated accrued and unpaid interest, payable to Sage Road. Effective November 24, 2020 the Company’s parent, Banner Holdings, assumed the outstanding indebtedness and accrued and unpaid interest associated with the revolving credit facility in return for capital interests in Banner as more fully discussed in Note 4.

Revolving Credit Facility with Firstbank Southwest

In November 2020, the Company entered into a four year credit agreement with Firstbank Southwest as administrative agent, which provides for a revolving line of credit with an initial borrowing base of $5,000,000. The maximum amount available is subject to semi-annual redeterminations of the borrowing base in April and October of each year until maturity, based on the value of the Company’s proved oil and natural gas reserves in accordance with the lenders’ customary procedures and practices. Both the Company and the lenders have the right to request one additional redetermination each year.

Interest on the outstanding amounts under the credit facility will accrue at an interest rate equal to either (i) the Alternate Base Rate (as defined in the credit agreement) plus an applicable margin (as defined in the credit agreement) that ranges between 1.00% to 2.00% depending on utilization or (ii) the Adjusted LIBO Rate (as defined in the credit agreement) plus an applicable margin that ranges between 4.00% to 5.00% depending on utilization. In the case that an event of default (as defined under the credit agreement) occurs, the outstanding amounts will bear an additional 2.00% interest plus the applicable Alternate Base Rate or Adjusted LIBO Rate and corresponding applicable margin.

F-56

As of December 31, 2020, outstanding borrowings were accruing interest at the Alternate Base Rate plus the applicable margin which resulted in an interest rate of 4.75%.

A commitment fee of 0.500%, accrues on the average daily amount of the unused portion of the borrowing base and is included as a component of interest expense. The Company generally has the right to make prepayments of the borrowings at any time without penalty or premium. Letter of credit fees will accrue at 0.125% plus the Applicable Margin used to determine the interest rate applicable to borrowings that are based on Adjusted LIBO Rate.

Small Business Administration Loans

In May 2020 Banner applied for and received an unsecured forgivable loan guaranteed by the federal government as part of the Small Business Administration (SBA) Paycheck Protection Program in the amount of $300,900 bearing interest at 1%. Principal and interest of this loan can be fully forgiven based on the Company incurring qualifying expenses during the defined covered period as well as meeting other criteria related to employee retention. The Company applied for forgiveness of this loan in November 2020 but has not yet received the forgiveness letter. The Company has not made any principal or interest payments as management expects the full amount to be forgiven.

In June 2020, the Company applied for and received a loan from the federal government as part of the SBA Economic Injury Disaster Loan in the amount of $149,900 bearing interest of 3.75% per annum. Repayment of this loan begins in June 2021 with 348 monthly payments of $731 of principal and interest with a final payment due in June 2050 for all remaining unpaid principal and interest. This loan is secured generally by all assets of the Company.

4.	EQUITY TRANSACTIONS

Fourth Amended Operating Agreement

Effective January 17, 2019, the Company adopted the Fourth Amended Operating Agreement. This operating agreement, among other things, updated sharing ratios and further defined management incentive units as follows:

a)	Series A Preferred Sharing Ratio:

	i.	Sage Road: 64.47%
	ii.	Wells Fargo Energy Capital (“WFEC”) 35.53%

b)	Management Incentive Units (by type):

	i.	Pennant MIU: 5,000 units outstanding
	ii.	2019 MIU: 87,000 units outstanding

c)	Generally, distribution was allocated as follows:

	i.	Members of Non-Management Group and holders of MIUs at determined sharing ratios based on distribution thresholds;
	ii.	Members holding Series A Preferred Interests in accordance to their Series A Preferred Sharing Ratio;
	iii.	Preference Threshold Group, (Sage Road 97.22% and Pennant Energy, LLC 2.78%)
	iv.	Preference Threshold Group and Pennant MIU at determined sharing ratios based on return on investment.

In October, 2019, Sage Road purchased the Series A Preferred Interests from WFEC.

F-57

Management incentive units were administered under two separate plans by the Company’s Board of Managers. The first plan, the Management Incentive Units Plan includes units awarded to members of Pennant (“Pennant MIU Plan”) and the second plan, the 2018 Management Incentive Pool Plan (“2018 MIU Plan”) were each authorized to issue 100,000 units. The Pennant MIU Plan calls for units to vest at 20% on each of the first four anniversaries of the date of the grant with any unvested units fully vesting on the date of a Vesting Event, as defined. The 2018 MIU Plan calls for units to vest at 25% on each of the first three anniversaries of the date of the grant with any unvested units fully vesting on the date of a Vesting Event, as defined. Additionally, all management incentive units lack voting rights and are subject to transfer restrictions unless waived by the board of managers. Both plans and their corresponding units were cancelled in 2020 as discussed below.

As of December 31, 2019, the Series A Preferred Interests had accumulated $1,434,150 in preferred returns.

Fifth Amended and Restated Operating Agreement

Effective November 24, 2020, the Company adopted the Fifth Amended and Restated Operating Agreement. This operating agreement amends and restates the previous agreement in its entirety. This agreement, among other things, confirmed the Plan of Division approved by the Company’s board of managers on November 23, 2020, whereby Banner Holdings was formed becoming Banner’s parent company. All existing capital interests and incentive units of Banner were exchanged by Banner’s existing members for an equal amount of capital interests and incentive units in Banner Holdings. Banner Holdings received 100% of Banner’s capital interests in exchange for assuming all of Banner’s obligations regarding the revolving credit facility formerly held by Wells Fargo Bank, N.A. and subsequently purchased by Sage Road. As a result, Banner eliminated the note payable of $18,892,165, and the related paid in kind interest payable of $1,580,162 and recorded a capital contribution of $20,472,327.

The new operating agreement cancelled all previously issued management incentive units (“MIU’s”), converted all previous Series A Preferred Interests and Capital Interests into new Capital Interests, admitted new members through receipt of capital contributions, and issued new MIU’s under the 2020 Incentive Pool Plan (“2020 MIU Plan”).

The 2020 MIU Plan allows a maximum of 100,000 authorized units to be issued, and calls for units to vest at 25% on each of the first three anniversaries of the date of the grant with any unvested units fully vesting on the date of a vesting event, as defined. Additionally, all management incentive units lack voting rights and are subject to transfer restrictions unless waived by the board of managers. A total of 75,000 shares were issued and outstanding at December 31, 2020.

Transactions Between Entities Under Common Control

Effective October 1, 2020, capital contributions were received primarily in the form of oil and gas assets from two commonly controlled companies, K3 Oil, LLC (“K3”) and 2W Energy Partners, LLC (“2W”) and were recorded as an exchange between entities under common control. Both companies created subsidiaries to contain the assets contributed, K3 AssetCo, LLC and 2W AssetCo, LLC. The subsidiaries were contributed to Banner in exchange for Banner capital interests. Sage Road owned approximately, 97%, 92% and 94% of Banner Holdings, K3 and 2W, respectively prior to the transactions. In accordance with accounting guidance, Banner recorded the assets and liabilities contributed by K3 and 2W at historical cost with operations recorded prospectively from the effective contribution date.

F-58

The following amounts were recorded on October 1, 2020 as a result of this activity:

K3 AssetCo, LLC:

Financial Statement Line Item	Amount
Oil and gas properties	$3,217,463
Accounts payable	5,685
Asset retirement obligations	797,178
Members’ equity	1,914,600

2W AssetCo, LLC:

Financial Statement Line Item	Amount
Cash	$20,033
Accrued oil & natural gas sales	15,770
Oil and gas properties	2,448,071
Accounts payable	51,185
Asset retirement obligations	604,846
Members’ equity	1,627,843

Banner also paid $500,000 and $200,000 to K3 and 2W, respectively in lieu of assuming certain liabilities.

Capital interest sharing ratios are as follows at December 31, 2020:

Member	Capital Interests Sharing Ratio
Banner Holdings, LLC	65.88%
K3 Oil LLC	13.19%
2W Energy Partners, LLC	20.41%
Michael Richardson	0.52%
100.00%

5.	OIL AND NATURAL GAS INFORMATION

Costs related to the oil and natural gas activities of the Company, including those related to property acquisitions, were incurred as follows for the years ended December 31:

	2020	2019
Acquistion costs	$49,246	$-
Development costs	$775,837	$1,144,686

F-59

The Company had the following aggregate capitalized costs relating to the Company’s oil and natural gas activities at December 31:

	2020	2019
Proved oil and gas properties	$112,870,506	$106,860,868
Less accumulated DD&A and impairment	(82,659,080)	(72,246,223)
Total oil and gas properties	$30,211,426	$34,614,645

For the years ended December 31, 2020 and 2019, there were no unproved properties excluded from the amortization base.

Depreciation, depletion and amortization expense was $1,301,774 or $9.47 per equivalent barrel of oil (BoE) of production and $1,282,735 or $9.28 per equivalent BoE of production for the years ended December 31, 2020 and 2019, respectively.

6.	DERIVATIVE TRANSACTIONS

The results of operations and operating cash flows are impacted by changes in market prices for oil and natural gas. To mitigate a portion of this exposure, the Company has entered into certain derivative instruments, none of which were elected to be designated as cash flow hedges for accounting purposes. As of December 31, 2020, the Company’s derivative instruments were comprised of fixed price swaps and/or collars.

In fixed-price swap instruments, the Company receives a fixed-price for the hedged commodity and pays a floating market price to the counterparty. The fixed-price payment and the floating-price payment are netted, resulting in a net amount due to or from the counterparty.

Collars contain a fixed floor price (put) and ceiling price (call). If the market price exceeds the call strike price or falls below the put strike price, the Company receives the fixed price and pays the market price. If the market price is between the call and the put strike price, no payments are due from either party.

As of December 31, 2020, the Company had the following hedging transactions with one counterparty consisting of both fixed price swaps and collars.

	Volume	Fixed price per Bbl
Period and type of contract	Bbls	Swaps	Purchase puts	Sold calls

2021
Oil swaps	24,000	$46.11
Oil collars	72,000	-	$42.00	$45.40
2022
Oil swaps	12,000	$46.17
Oil collars	60,000	-	$42.00	$46.02

F-60

	Volume	Weighted average fixed price per Mmbtu
Period and type of contract	Mcf	Swaps	Purchase puts	Sold calls

2021
Natural gas swaps	80,000	$2.90
Natural gas collars	40,000		$2.93	$3.27
2022
Natural gas swaps	-
Natural gas collars	30,000		$3.00	$3.35

These instruments are recorded at fair value and changes in fair value, including settlements, have been reported as risk management income (expense) in the consolidated statements of operations. Settlements on these instruments occur every month. The following table provides a summary of the components (cash and non-cash) of risk management income (expense) for the years ended December 31:

Gains (losses) from:	2020	2019

Settlements with counter party	$(20,853)	$514,889
Change in fair value - non-cash	(262,950)	(384,771)
Total risk management income	$(283,803)	$130,118

7.	FAIR VALUE MEASUREMENTS

FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (as amended) (“ASC 820”), defines fair value, establishes a framework for measuring fair value, outlines a fair value hierarchy based on inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

Fair value is defined as the price at which an asset could be exchanged in a current transaction between knowledgeable, willing parties. A liability’s fair value is defined as the amount that would be paid to transfer the liability to a new obligor, not the amount that would be paid to settle the liability with the creditor. Where available, fair value is based on observable market prices or parameters or derived from such prices or parameters. Where observable prices or inputs are not available, use of unobservable prices or inputs are used to estimate the current fair value, often using an internal valuation model. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the item being valued.

Assets and liabilities recorded at fair value in the consolidated balance sheets are categorized based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels—defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities—are as follows:

Level I—Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

F-61

Level II—Inputs (other than quoted prices included in Level I) are either directly or indirectly observable for the asset or liability through correlation with market data at the measurement date and for the duration of the instrument’s anticipated life.

Level III—Inputs reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

The fair value of derivative contracts is measured using Level II inputs and is determined by either market prices on an active market for similar assets or by prices quoted by a broker or other market-corroborated prices, including analysis of formal pricing curves on national exchanges. The Company also utilizes credit information about counterparties, as well as a credit rating factor derived from yields on the debt of peers in the industry, in order to adjust derivative valuations for credit risk. Additions to asset retirement obligations are measured using primarily Level III inputs. The significant unobservable inputs to this fair value measurement include estimates of plugging and abandonment costs, inflation rate and well life. The inputs are calculated based on historical data as well as current estimated costs. See Note 2 for a roll forward of the asset retirement obligation.

The estimated fair values of assets and liabilities included in the consolidated balance sheets are summarized below as of December 31:

		Fair Value	Fair Value
		2020	2019
		Significant other observable inputs	Significant other observable inputs
		(Level 2)	(Level 2)

Derivative assets:	Balance sheet location

Oil and natural gas derivative instruments	Current portion of derivative obligation	$-	$-
	Non current derivative obligation	-	-
Total derivative assets		-	-

Derivative liabilities	Balance sheet location
Oil and natural gas derivative instruments	Accounts payable	33,476
	Current portion of derivative obligation	224,780	-
	Non current derivative obligation	38,170	-
Total derivative liabilities		262,950	-
Net derivative asset (liability)		$296,426	$-

8.	COMMITMENTS AND CONTINGENCIES

Due to the nature of the oil and natural gas business, the Company is exposed to possible environmental risks. The Company has implemented various policies and procedures to avoid environmental contamination and risks from environmental contamination. The Company conducts periodic reviews to identify changes in our environmental risk profile. These reviews evaluate whether there is a contingent liability, its amount, and the likelihood that the liability will be incurred. The amount of any potential liability is determined by considering, among other matters, incremental direct costs of any likely remediation. The Company manages its exposure to environmental liabilities on properties to be acquired by identifying existing problems and assessing the potential liability. Depending on the extent of an identified environmental problem, the Company may exclude a property from the acquisition, require the seller to remediate the property, or agree to assume liability for the remediation of the property. The Company has historically not experienced any significant environmental liability and is not aware of any potential material environmental issues or claims at December 31, 2020.

F-62

The Company is periodically subject to lawsuits, investigations and disputes, including matters relating to commercial transactions, environmental and health and safety matters. A liability is recognized for any contingency that is possible of occurrence and reasonably estimable. The Company continually assesses the likelihood of adverse judgements of outcomes in these matters, as well as potential ranges of possible losses (taking into consideration any insurance recoveries), based on a careful analysis of each matter with the assistance of outside legal counsel and, if applicable, other experts. None of these actions are expected to have a material adverse impact on the Company. The Company will continue to monitor the impact that litigation could have on the Company and will assess the impact of future events on the Company’s financial position, results of operations and cash flows. As of December 31, 2020, the Company does not have any litigation liabilities that require an accrual.

9.	SUBSEQUENT EVENTS

Management has evaluated events through April 30, 2021, the date the financial statements were available to be issued. There were no subsequent events requiring recognition or disclosure.

* * * * * *

F-63

WOODFORD PETROLEUM LLC

BALANCE SHEET

JUNE 30, 2021 and DECEMBER 31, 2020

	June 30,	December 31,
	2021	2020
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$13,201	$1,969
Accounts receivable - oil and gas sales	38,040	27,586

Total current assets	51,241	29,555

OIL AND GAS PROPERTIES, full cost method, net	1,698,055	1,817,830

TOTAL ASSETS	$1,749,296	$1,847,385

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$30,506	$11,912
Accounts payable - related party	18,224	118,248

Total current liabilities	48,729	130,160

NON-CURRENT LIABILITIES
Note payable	150,900	150,900
Asset retirement obligations	77,480	75,925

Total non-current liabilities	228,380	226,825

Total liabilities	277,109	356,985

MEMBERS’ EQUITY	1,472,187	1,490,400

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$1,749,296	$1,847,385

F-64

WOODFORD PETROLEUM LLC

STATEMENT OF OPERATIONS

	Six Month Period
	Ending June 30,
	2021	2020
REVENUES
Oil and gas sales	$245,288	$214,832

OPERATING EXPENSES
Lease operating	63,536	84,420
Production tax	15,188	13,544
General and administrative	171,542	440,565
Accretion	1,555	1,797
Depreciation, depletion and amortization	122,761	148,125
Impairment	-	-

Total expenses	374,582	688,450

Loss from operations	(129,294)	(473,618)

OTHER INCOME
Interest income	7	170

NET LOSS	$(129,286)	$(473,448)

F-65

WOODFORD PETROLEUM LLC

STATEMENT OF MEMBERS’ EQUI

Six Month Period Ending June 30, 2021 and 2020
BALANCE, December 31, 2019	$2,339,991

Members’ contributions	701,463

Net loss	(473,448)

BALANCE, June 30, 2020	2,568,006

BALANCE, December 31, 2020	$1,490,400

Members’ contributions	111,073

Net loss	(129,286)

BALANCE, June 30, 2021	$1,472,187

F-66

WOODFORD PETROLEUM LLC

STATEMENT OF CASH FLOWS

	Six Month Period
	Ending June 30,
	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(129,286)	$(473,448)
Adjustments to reconcile net loss to net used in operating activities
Depreciation, depletion and amortization	122,761	148,125
Impairment	-	-
Accretion expense	1,555	1,797
Change in operating assets and liabilities
Accounts receivable - oil and gas sales	(10,454)	32,303
Settlement of asset retirement obligations	-	-
Accounts payable	18,594	(70)
Accounts payable - related party	(100,024)	(1,086,667)

Net cash used in operating activities	(96,856)	(1,377,960)

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(2,986)	(82,800)

Net cash used in investing activities	(2,986)	(82,800)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Note payable	-	150,900
Members’ contributions	111,073	701,463

Net cash provided by financing activities	111,073	852,363

Net (decrease) increase in cash and cash equivalents	11,232	(608,397)

CASH AND CASH EQUIVALENTS, beginning of year	1,969	638,676

CASH AND CASH EQUIVALENTS, end of year	$13,201	$30,279

NON-CASH FINANCING AND INVESTING ACTIVITIES
Asset retirement obligations	$-	$-

Capital expenditures accrued in accounts payable - related party	$-	$-

F-67

	Six Month Period Ending June 30,
	2021	2020

Oil Sales	$244,726	$212,541
Gas Sales	562	2,291

	$245,288	$214,832

F-68

Note 3.

	June 30,	December 31,
	2021	2020

Proved properties	$5,418,978	$5,415,992
Accumulated depreciation, depletion, amortization and impairment
	(3,720,923)	(3,598,162)

	1,698,055	1,817,830

Unevaluated properties	-	-

Oil and gas properties, net	$1,698,055	$1,817,830

F-69

Note 5

	June 30,	December 31,	June 30,
	2021	2020	2020

Balance, beginning of the period	$75,925	$87,734	$87,734
Liabilities incurred	-	-	-
Liabilities settled	-	(14,918)	-
Accretion expense	1,555	3,109	1,797

Balance, end of the period	$77,480	$75,925	$89,531

F-70

Woodford Petroleum LLC

Financial Statements

December 31, 2020

F-71

C O N T E N T S

F-72

Independent Auditor’s Report

To the Board of Managers and Members of

Woodford Petroleum LLC

We have audited the accompanying financial statements of Woodford Petroleum LLC (the Company), which comprise the balance sheets as of December 31, 2020 and 2019, and the related statements of operations, changes in members’ equity, and cash flows for the years then ended, and the related notes to financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal controls relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal controls relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal controls. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

F-73

The Board of Managers and Members of

Woodford Petroleum LLC

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Woodford Petroleum LLC as of December 31, 2020 and 2019, and the results of its operations and cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

WEAVER AND TIDWELL, L.L.P.

Houston, Texas

May 21, 2021

F-74

Financial Statements

F-75

Woodford Petroleum LLC

Balance Sheets

December 31, 2020 and 2019

	2020	2019
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$1,969	$638,676
Accounts receivable - oil and gas sales	27,586	59,140

Total current assets	29,555	697,816

OIL AND GAS PROPERTIES, full cost method, net	1,817,830	2,867,774

TOTAL ASSETS	$1,847,385	$3,565,590

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$11,912	$11,691
Accounts payable - related party	118,248	1,126,174

Total current liabilities	130,160	1,137,865

NON-CURRENT LIABILITIES
Note payable	150,900	-
Asset retirement obligations	75,925	87,734

Total non-current liabilities	226,825	87,734

Total liabilities	356,985	1,225,599

MEMBERS’ EQUITY	1,490,400	2,339,991

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$1,847,385	$3,565,590

The Notes to Financial Statements are

an integral part of these statements.

F-76

Woodford Petroleum LLC

Statements of Operations

Years Ended December 31, 2020 and 2019

	2020	2019
REVENUES
Oil and gas sales	$400,562	$681,838

OPERATING EXPENSES
Lease operating	130,622	267,927
Production tax	25,314	42,422
General and administrative	640,509	1,164,059
Accretion	3,109	3,593
Depreciation, depletion and amortization	245,521	296,250
Impairment	907,235	311,132

Total expenses	1,952,310	2,085,383

Loss from operations	(1,551,748)	(1,403,545)

OTHER INCOME
Interest income	206	700

NET LOSS	$(1,551,542)	$(1,402,845)

The Notes to Financial Statements are

an integral part of these statements.

F-77

Woodford Petroleum LLC

Statements of Changes in Members’ Equity

Years Ended December 31, 2020 and 2019

BALANCE, January 1, 2019	$2,396,934

Members’ contributions	1,345,902

Net loss	(1,402,845)

BALANCE, December 31, 2019	2,339,991

Members’ contributions	701,951

Net loss	(1,551,542)

BALANCE, December 31, 2020	$1,490,400

The Notes to Financial Statements are

an integral part of these statements.

F-78

Woodford Petroleum LLC

Statements of Cash Flows

Years Ended December 31, 2020 and 2019

	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(1,551,542)	$(1,402,845)
Adjustments to reconcile net loss to net used in
operating activities
Depreciation, depletion and amortization	245,521	296,250
Impairment	907,235	311,132
Accretion expense	3,109	3,593
Change in operating assets and liabilities
Accounts receivable - oil and gas sales	31,554	20,064
Settlement of asset retirement obligations	(14,918)	-
Accounts payable	221	5,258
Accounts payable - related party	(1,007,926)	474,544

Net cash used in operating activities	(1,386,746)	(292,004)

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(102,812)	(916,467)

Net cash used in investing activities	(102,812)	(916,467)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Note payable	150,900	-
Members’ contributions	701,951	1,345,902

Net cash provided by financing activities	852,851	1,345,902

Net (decrease) increase in cash and cash equivalents
	(636,707)	137,431
CASH AND CASH EQUIVALENTS, beginning of year	638,676	501,245

CASH AND CASH EQUIVALENTS, end of year	$1,969	$638,676

NON-CASH FINANCING AND INVESTING ACTIVITIES
Asset retirement obligations	$-	$18,027

Capital expenditures accrued in accounts payable - related party	$-	$359,253

The Notes to Financial Statements are

an integral part of these statements.

F-79

Woodford Petroleum LLC

Notes to Financial Statements

Note 1. Organization and Business

Woodford Petroleum LLC (the Company) is a limited liability company organized on February 3, 2017 in the State of Delaware. The Company is an independent oil and natural gas company engaged in acquisition, exploration, production, and development of reserves in the Mid-Continent region, including Oklahoma, Colorado, Kansas and Texas. The Company’s strategy is to target areas near existing production that have not been produced.

The rights and obligations of the equity holders of the Company (the Members) are governed by the Limited Liability Company Agreement of Woodford Petroleum LLC (the Agreement). According to the Agreement, Members shall not be liable for the debts, obligations, or liabilities of the Company.

The Company has two classes of member units, Class A and Class B. Class A Members have the preferential position in the distributions of available cash and the authorization to appoint the Members of the Board of Managers under the terms of the Agreement. At December 31, 2020, 7,851 Class A units and 1,000 Class B units were issued. In accordance with the Agreement, Class A Members have committed to contribute up to $20,700,000 to the Company. Capital calls through December 31, 2020 from Class A Members totaled $7,850,854.

According to the Agreement, the Company shall dissolve and cease to exist upon the first to occur of the following: (a) election of the Board of Managers to dissolve the Company, (b) the occurrence of any other event causing dissolution of the Company, or (c) December 31, 2022 (or later date as approved by a majority vote of the Board of Managers).

Note 2. Summary of Significant Accounting Policies

The Company maintains its accounts on the accrual method of accounting in accordance with accounting principles generally accepted in the United States of America (GAAP). Accounting principles followed and the methods of applying those principles which materially affect the determination of financial position, results of operations, and cash flows are summarized below.

Management Estimates

The preparation of the Company’s financial statements in conformity with accounting principles generally accepted in the United States of America requires the Company’s management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates. Significant assumptions are required in the valuation of proved oil and gas reserves which, as described below, may affect the amount at which oil and gas properties are recorded. Estimation of asset retirement obligations also require significant assumptions. It is possible these estimates could be revised in the near term and these revisions could be material.

Cash and Cash Equivalents

The Company considers all highly liquid instruments with an original maturity of three months or less at the time of issuance to be cash equivalents.

F-80

Woodford Petroleum LLC

Notes to Financial Statements

Accounts Receivable – Oil and Gas Sales

Accounts receivable – oil and gas sales include amounts due from oil and gas purchasers. Accounts receivable include accrued revenues due under normal trade terms, generally requiring payment within 30 – 60 days of production. No interest was charged in 2020 and 2019 on past-due balances. The Company’s allowance for doubtful accounts is determined based upon reviews of individual accounts, historical losses, existing economic conditions and other pertinent factors. The Company did not provide an allowance for doubtful accounts at December 31, 2020 and 2019, based upon management’s expectation that all receivables will be collected.

Oil and Gas Properties

The Company follows the full cost method of accounting for oil and gas properties. Accordingly, all costs associated with acquisition, exploration and development of oil and gas reserves, including costs directly related to overhead and related asset retirement obligations, are capitalized. Costs incurred to maintain producing wells and related equipment and lease and well operating costs are charged to expense as incurred.

All capitalized costs of oil and gas properties, including the estimated future costs to develop proved reserves are amortized on the unit-of-production method using estimates of proved reserves. Investments in unevaluated properties and major development projects are not amortized until proved reserves associated with the projects can be determined or until impairment occurs. If the results of an assessment indicate that the unevaluated properties are impaired, the related costs are added to the capitalized costs to be amortized.

Unevaluated oil and gas properties consist principally of the Company’s acquisition costs in undeveloped leases net of transfers to depletable oil and gas properties. When leases are developed, expire, or are abandoned, the related costs are transferred from unevaluated oil and gas properties to depletable oil and gas properties. Additionally, the Company reviews the carrying costs of unevaluated properties for the purpose of determining probable future lease expirations and abandonments, and prospective discounted future economic benefit attributable to the leases. The Company records an allowance for impairment based on the review with the corresponding charge being made to depletable oil and gas properties.

In addition, the capitalized costs are subject to a “ceiling test,” which limits such costs to the aggregate of the estimated present value (discounted at ten percent) of future net revenues from proved reserves, using the first of the month un-weighted average pricing for the year, based on current operating conditions, plus the fair market value of unevaluated properties. The Company recognized an impairment expense of $907,235 and $311,132 during 2020 and 2019, respectively.

Sales of proved and unproved properties are accounted for as adjustments of capitalized costs with no gain or loss recognized, unless such adjustments would significantly alter the relationship between capitalized costs and proved reserves, in which case the gain or loss is recognized in the operating results of the Company. Abandoned properties are accounted for as adjustments of capitalized costs with no loss recognized.

F-81

Woodford Petroleum LLC

Notes to Financial Statements

Asset Retirement Obligations

The Company accounts for its asset retirement obligations in accordance with FASB Accounting Standards Codification (ASC) Topic 410, Asset Retirement and Environmental Obligations (ASC Topic 410). ASC Topic 410 establishes accounting requirements for retirement obligations associated with tangible long-lived assets, including: 1) the timing of liability recognition, 2) initial measurement of the liability, 3) allocation of asset retirement costs to expense, 4) subsequent measurement of the liability, and 5) related financial statement disclosure. ASC Topic 410 requires that an asset retirement cost be capitalized as part of the cost of the related long-lived asset and subsequently allocated to expense using a systematic and rational method.

The Company’s asset retirement obligations relate to future plugging and abandonment costs of its oil and gas properties. Under the provisions of ASC Topic 410, the fair value of a liability for an asset retirement obligation is recorded in the period in which it is incurred with a corresponding increase in the carrying amount of the related long-lived asset. The liability is accreted each period, and the capitalized cost is depreciated over the useful life of the related asset. If the liability is settled for an amount other than the recorded amount, the difference is recorded as an adjustment to the full cost pool.

Revenue Recognition

The Company’s revenues are primarily derived from its interests in the sale of oil and natural gas production. The Company recognizes revenue from its interests in the sales of oil and natural gas in the period that its performance obligations are satisfied. Performance obligations are satisfied when the customer obtains control of product, when the Company has no further obligations to perform related to the sale, when the transaction price has been determined and when collectability is probable. The sales of oil and gas are made under contracts which the related-party operators of the wells have negotiated with customers, which typically include variable consideration that is based on pricing tied to local indices and volumes delivered in the current month. The Company receives payment from the sale of oil and natural gas production from one to two months after delivery. At the end of each month when the performance obligation is satisfied, the variable consideration can be reasonably estimated and amounts due from customers are accrued in accounts receivable, net in the balance sheets. Variances between the Company’s estimated revenue and actual payments are recorded in the month the payment is received, however, differences have been and are insignificant. Accordingly, the variable consideration is not constrained.

The Company’s oil is typically sold at delivery points under contracts terms that are common in its industry. The Company’s natural gas produced is delivered to various purchasers at agreed upon delivery points under a limited number of contract types that are also common in the industry. Regardless of the contract type, the terms of these contracts compensate the well operators for the value of the oil and gas at specified prices, and then the well operators will remit payment to the Company for its share in the value of the oil and gas.

F-82

Woodford Petroleum LLC

Notes to Financial Statements

The Company’s disaggregated revenue has two revenue sources which are oil sales and natural gas sales and only operates in one geographic area.

	2020	2019

Oil Sales	$396,062	$657,870
Gas Sales	4,500	23,968

	$400,562	$681,838

Income Taxes

The Company is organized as a Delaware limited liability company and is treated as a flow-through entity for federal income tax purposes. As a result, the net taxable income or loss of the Company and any related tax credits, for federal income tax purposes, are deemed to pass to the members of the Company even though such net taxable income or tax credits may not have actually been distributed. Accordingly, no tax provision has been made in the financial statements of the Company since the federal income tax is an obligation of the members.

The Company follows the provisions of FASB ASC Topic 740, Income Taxes (ASC Topic 740), related to accounting for uncertainties in income taxes. ASC Topic 740 provides the accounting for uncertainties in income taxes by prescribing a minimum recognition threshold that a tax position is required to meet before being recognized in the financial statements. ASC Topic 740 requires that the Company recognize in its financial statements the financial effects of a tax position, if that position is more likely than not of being sustained upon examination, including resolution of any appeals or litigation processes, based upon the technical merits of the position.

ASC Topic 740 also provides guidance on measurement, classification, interest and penalties and disclosure. Tax positions taken related to the Company’s pass-through status and those taken in determining its state income tax liability, including deductibility of expenses, have been reviewed and management is of the opinion that material positions taken by the Company would more likely than not be sustained upon examination. Accordingly, the Company has not recorded an income tax liability for uncertain tax positions.

Significant Concentrations

The Company regularly maintains its cash and cash equivalents in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses with respect to the related risks to cash and cash equivalents and does not believe its exposure to such risk to be more than nominal.

The Company had revenues from three purchasers which accounted for 100% of oil and gas revenues during 2020 and 2019. This concentration of customers may impact the Company’s overall business risk, either positively or negatively, in that these entities may be similarly affected by changes in economic or other conditions. The Company believes this risk is mitigated by the size, reputation and nature of its purchasers. The Company generates 100% of its revenues from oil and gas production in Oklahoma.

F-83

Woodford Petroleum LLC

Notes to Financial Statements

Note 3. Oil and Gas Properties

Oil and gas properties consist of the following at December 31, 2020 and 2019:

	2020	2019

Proved properties	$5,415,992	$5,287,255
Accumulated depreciation, depletion, amortization and impairment	(3,598,162)	(2,445,406)

	1,817,830	2,841,849

Unevaluated properties	-	25,925

Oil and gas properties, net	$1,817,830	$2,867,774

Depreciation, depletion and amortization expense was $245,521and $296,250 during the years ended 2020 and 2019, respectively.

Note 4. Long-term Debt

On May 22, 2020, the Company entered into a note payable agreement for $150,900, with the United States Federal Government under the Economic Injury Disaster Loan (EIDL) administered by the United States Small Business Administration (SBA). The note payable bears interest of 3.75% per year and is payable in monthly payments beginning a year from the effective date. The note matures on May 22, 2050.

Note 5. Asset Retirement Obligations

The following is a reconciliation of the asset retirement obligations liability at December 31, 2020 and 2019:

	2020	2019

Balance, beginning of year	$87,734	$66,114
Liabilities incurred	-	18,027
Liabilities settled	(14,918)	-
Accretion expense	3,109	3,593

Balance, end of year	$75,925	$87,734

The Company has no plans to plug and abandon any wells in the year ended December 31, 2021.

F-84

Woodford Petroleum LLC

Notes to Financial Statements

Note 6. Related Party Transactions

One of the Class A members of the Company hold 100% of the ownership in K3 Oil and Gas Operating Company (K3 Operating). K3 Operating is the operator for the Company, and pays the majority of expenditures, including capital and operating expenses, on the Company’s behalf. The Company then reimburses K3 Operating for its portion of the expenditures. As of December 31, 2020 and 2019, the Company had a payable to K3 Operating related to these expenditures in the amounts of $118,248 and $1,126,174, respectively. Substantially all of the general and administrative expenses were incurred by and charged to the Company by K3 Operating.

Note 7. Fair Value Measurements

FASB ASC Topic 820, Fair Value Measurements and Disclosures (ASC Topic 820) defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles and enhances disclosures about fair value measurement. The three-level fair value hierarchy for disclosure of fair value measurements defined by ASC Topic 820 is as follows:

Level 1	Unadjusted, quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities. An active market is defined as a market where transactions for the financial instrument occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2	Inputs, other than quoted prices within Level 1, that are either directly or indirectly observable for the asset or liability through correlation with market data at the measurement date and for the duration of the instrument’s anticipated life.

Level 3	Prices or valuations that require unobservable inputs that are both significant to the fair value measurement and unobservable. Valuation under Level 3 generally involves a significant degree of judgment from management.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

Fair Value on a Nonrecurring Basis

Asset Retirement Obligations

The asset retirement obligations estimates are derived from historical costs and management’s expectation of future cost environments and, therefore, the Company has designated these liabilities as Level 3 measurements. The significant inputs to this fair value measurement include estimates of plugging, abandonment and remediation costs, well life, inflation and credit-adjusted risk free rate. See Note 5 for a reconciliation of the beginning and ending balances of the liability for the Company’s asset retirement obligations.

F-85

Woodford Petroleum LLC

Notes to Financial Statements

Note 8. Members’ Equity Accounts

Capital contributions will be based on capital calls, to be determined by the Board of Managers. Contribution requests to the Members will be based on their commitment and any items in nature of income or gain will be applied to the Members’ capital accounts in accordance with their earnings interest, as defined by the Agreement.

The Company has two classes of members’ equity; Class A Units and Class B Units. Class A Units have all the rights, privileges, preferences and obligations provided for in the Agreement, which are consistent with an ordinary equity ownership interest. Class B Units, otherwise referred to as management incentive units, do not have voting rights. Class B unit holders will only be entitled to share in distributions and allocations if and to the extent applicable thresholds have been met. Class B Units are discussed further in Note 9.

Note 9. Management Incentive Units

The Company has a Management Incentive Plan (the Incentive Plan) to award management incentive units (in the form of Class B units) to key employees and independent contractors of the Company. The Incentive Plan is administered by the Company’s Board of Managers (the Board) and is subject to termination, at any time, as determined by the Board. The Agreement states that these Class B units are Profits Interests and are subject to vesting and achievement of a performance hurdle.

The MIUs issued fall under the guidance of FASB ASC Topic 718, Compensation – Stock Compensation, which addresses the accounting for share-based payment transactions in which a company receives goods or services in exchange for: (a) equity instruments of the company or (b) liabilities that are based on the fair value of the company’s equity instruments or that may be settled by the issuance of such equity instruments. ASC Topic 718 focuses primarily on accounting for transactions in which a company obtains employee services in share-based payment transactions.

The Class B Units represent non-voting equity interests and do not entitle the holders to voting rights. Members holding Class B Units shall be subject in all respects to the Agreement, including provisions relating to the distributions of such profits, information rights with respect to the Company, and competition and confidentiality.

Based on the relevant terms that define the Class B Units, these instruments should be treated as an equity ownership interest of the Company, with no value attributed and no expense recognized. Similar instruments that qualify as equity-based compensation instruments (such as stock options and restricted stock) with similar performance metrics are considered performance vested instruments with no expense recognized until the Company’s achievement of such metrics are deemed “probable”, as defined by ASC Topic 718.

Given the aggressive metrics set forth by the Agreement and the history of the Company as well as the practical scenarios under which similar instruments are typically realized (units typically do not have value until a major asset liquidation occurs, which cannot be deemed “probable” under ASC Topic 718 until it has occurred), the realization of these units is not probable at December 31, 2020.

F-86

Woodford Petroleum LLC

Notes to Financial Statements

Note 10. Commitments and Contingencies

Contingencies

In the course of its business affairs and operations, the Company is subject to possible loss contingencies arising from third party litigation, federal, state and local environmental and health and safety laws and regulations. There are no matters which, in the opinion of management, will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

Environmental Issues

The Company’s operations are subject to risks normally incidental to the exploration for and the production of oil and gas, including blowouts, fires, and environmental risks such as oil spills or gas leaks that could expose the Company to liabilities associated with these risks. In the Company’s acquisition of existing or previously drilled well bores, the Company may not be aware of what environmental safeguards were taken at the time such wells were drilled or during such time the wells were operated. The Company maintains comprehensive insurance coverage that it believes is adequate to mitigate the risk of any adverse financial effects associated with these risks.

However, should it be determined that a liability exists with respect to any environmental cleanup or restoration, the liability to cure such a violation could still fall upon the Company. No claim has been made, nor is the Company aware of the assertion of any liability which the Company may have, as it relates to any environmental cleanup, restoration or the violation of any rules or regulations relating thereto. In addition, the Company is subject to extensive regulation at the federal and state levels that may materially affect its operations.

Note 11. Subsequent Events

On January 5, 2021, the Company received a capital contribution from Class A unit holders in the amount of $65,000 to fund working capital needs.

On January 19, 2021, the Company received a capital contribution from Class A unit holders in the amount of $45,000 to fund working capital needs.

The Company has evaluated all events and transactions that occurred after December 31, 2020 and through the date the consolidated financial statements were available to be issued, May 21, 2021. Based on this evaluation, no additional material events were identified which require adjustment or disclosure in the financial statements except as disclosed.

F-87

LLANO ENERGY LLC

FINANCIAL STATEMENTS

JUNE 30, 2021

UNAUDITED

F-88

LLANO ENERGY LLC

BALANCE SHEETS

June 30, 2021 and December 31, 2020

	June 30,	December 31,
	2021	2020
Assets
Current assets:
Cash	$184,772	$100,549
Accounts receivable - oil and gas sales	251,562	178,001
Other	-	-

Total current assets	436,334	278,550

Oil and gas properties and equipment, at cost, based on successful efforts accounting:
Proved properties	14,376,928	14,350,516
Unproved properties, less accumulated impairment of $1,200,000 at June 30, 2021 and December 31, 2020	1,589,717	1,589,244

Total oil and gas properties and equipment	15,966,645	15,939,760

Accumulated depreciation, depletion, and amortization and impairment	(11,023,262)	(9,411,287)

Oil and gas properties and equipment, net	4,943,383	6,528,473

Other properties and equipment, net of $1,637 and $1,227 of accumulated depreciation at June 30, 2021 and December 31, 2020, respectively	60,271	60,680

Total assets	$5,439,988	$6,867,703

Liabilities and Members’ Equity
Current liabilities:
Accounts payable:
Affiliate	$13,059	$34,826
Other	97,783	38,767

Total current liabilities	110,842	73,593

Note payable	156,209	153,312

Asset retirement obligations	296,149	286,509

Members’ equity	4,876,788	6,354,289

Total liabilities and members’ equity	$5,439,988	$6,867,703

See notes to financial statements.

F-89

LLANO ENERGY LLC

STATEMENTS OF OPERATIONS

Six-month period ended June 30, 2021 and June 30, 2020

	Six Month Period
	Ending June 30,
	2021	2020

Revenues:
Oil and gas sales	$761,682	$614,553
Other	-	34,130

Total revenues	761,682	648,683

Costs and expenses:
Lease operating expenses	394,687	369,588
Production taxes	63,533	51,938
Exploration costs:
Provision for impairment of unproved properties	-	-
Dry hole costs	9,640	15,600
Depreciation, depletion, and amortization	1,612,385	1,401,605
General and administrative expenses:
Management fees charged by affiliate	105,000	202,500
Other	53,937	89,095

Total costs and expenses	2,239,182	2,130,326

Net loss	$(1,477,500)	$(1,481,644)

See notes to financial statements.

F-90

LLANO ENERGY LLC

STATEMENTS OF MEMBERS’ EQUITY

Six-month period ended June 30, 2021 and June 30, 2020

	Six Month Period
	Ending June 30,
	2021	2020

Balance, beginning of year	$6,354,289	$10,896,283

Members’ contributions	-	-

Net loss	(1,477,500)	(1,481,644)

Balance, end of year	$4,876,788	$9,414,639

See notes to financial statements.

F-91

LLANO ENERGY LLC

STATEMENTS OF CASH FLOWS

Six-month period ended June 30, 2021 and June 30, 2020

	Six Month Period
	Ending June 30,
	2021	2020

Cash Flows from Operating Activities
Net loss	$(1,477,500)	$(1,481,644)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Exploration costs	9,640	15,600
Depreciation, depletion, and amortization	1,612,385	1,401,605
Changes in assets and liabilities:
Accounts receivable - oil and gas sales	(73,561)	333,527
Other current assets	-	8,429
Accounts payable	37,249	(219,102)

Net cash provided by (used in) operating activities	108,212	58,416

Cash Flows from Investing Activities
Capital expenditures	(26,886)	(154,418)
Acquisition of oil and gas properties and equipment	-	-
Purchases of other properties and equipment	-	-

Net cash used in investing activities	(26,886)	(154,418)

Cash Flows from Financing Activities
Members’ cash contributions	-	-
Proceeds/Accrued Interest from Economic Injury Disaster Loan	2,897	150,000

Net cash provided by financing activities	2,897	150,000

Net change in cash	84,223	53,998

Cash, beginning of year	100,549	76,961

Cash, end of year	$184,772	$130,959

See notes to financial statements.

F-92

LLANO ENERGY LLC

NOTES TO FINANCIAL STATEMENTS

June 30, 2021

Note 1 – Nature of Operations and Summary of Significant Accounting Policies

Organization

Llano Energy LLC (the Company) is a limited liability company (LLC) organized on March 31, 2017. As an LLC, members are not liable for the debts, obligations or liabilities of the Company. The Company will continue in existence until it is dissolved in accordance with the Limited Liability Company Agreement dated June 9, 2017, and amended on August 1, 2020 (the LLC Agreement). Net income and loss and distributions are allocated to members according to the LLC Agreement.

Description of the business

The Company is engaged in the acquisition, exploration, development and production of oil and gas. The Company’s operations are in the state of New Mexico. An affiliate serves as the operator for a portion of the Company’s properties (see Note 2). Remaining properties are operated by a third party.

Use of estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from these estimates, and changes in these estimates are recorded when known. Significant items subject to such estimates and assumptions include proved oil and gas reserves and related present value of future net revenues, carrying amounts of oil and gas properties, and asset retirement obligations.

Cash

The Company maintains cash in bank deposit accounts which at times exceeds federally insured limits. Management of the Company believes that any possible credit risk is minimal. At June 30, 2021 and December 31, 2020, the Company’s deposits did not exceed federally insured limits.

Revenue recognition

The Company recognizes revenue in accordance with Accounting Standards Codification (ASC) 606, Revenue from Contracts with Customers. In determining the appropriate amount to recognize, the Company applies the following five-step model: (i) identify contracts with customers; (ii) identify performance obligations in the contracts; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations per the contracts; and (v) recognize revenue when (or as) the Company satisfies a performance obligation.

F-93

The Company’s revenues are primarily derived from payments received from the operators of properties based on the sale of oil and gas production. Taxes assessed by governmental authorities on oil and gas sales are presented separately from such revenues. Each barrel of oil or thousand cubic feet of gas delivered is considered a separate performance obligation. The Company recognizes revenue from its interests in the sale of oil and gas in the period that its performance obligations to provide oil and gas to customers are satisfied. Performance obligations are satisfied when the Company has no further obligations to perform related to the sale and the customer obtains control of product. The sales of oil and gas are made under contracts which the operators of the wells have negotiated with customers, which typically include variable consideration that is based on pricing tied to local indices and volumes delivered in the current month. The Company receives payment from the sale of oil and gas production from one to four months after delivery. At the end of each month, as performance obligations are satisfied, the variable consideration can be reasonably estimated and amounts due from customers are accrued in accounts receivable in the balance sheets. Variances between the Company’s estimated revenue and actual payments are recorded in the month the payment is received; however, differences have been and are insignificant. Accordingly, the variable consideration is not constrained. A portion of oil and gas sales recorded in the statements of operations are the result of estimated volumes and pricing for oil and gas product not yet received for the period. For the periods ended June 30, 2021 and December 31, 2020, that estimate represented $251,562 and $178,001, respectively, of oil and gas sales included in the statements of operations.

The Company’s contracts with customers originate at or near the time of delivery and transfer of control of oil and gas to the purchasers. As such, the Company does not have significant unsatisfied performance obligations.

The Company’s oil is typically sold at delivery points under contracts that are common in the industry. The Company’s gas produced is delivered by the well operators to various purchasers at agreed upon delivery points under a limited number of contract types that are also common in the industry. However, under these contracts, gas may be sold to a single purchaser or may be sold to separate purchasers. Regardless of the contract type, the terms of these contracts compensate the well operators for the value of the oil and gas at specified prices, and then the well operators will remit payment to the Company for its share in the value of the oil and gas sold.

Revenues and the amount of cash available for distribution may vary significantly from period to period as a result of changes in volumes of production sold or changes in commodity prices. For the six month period ended June 30, 2021 and the six month period ended June 30, 2020, the Company’s revenues consisted of the following:

	Six Month Period
	Ending June 30,
	2021	2020

Oil	$745,609	$608,898
Gas	16,073	5,655

Total oil and gas sales	$761,682	$614,553

Oil and gas producing activities

The Company follows the successful efforts method of accounting for oil and gas producing activities. Intangible drilling and other costs of successful wells and development dry holes are capitalized and amortized. The costs of exploratory wells are initially capitalized, but charged to expense, if the well is determined to be nonproductive. Leasehold costs are capitalized when incurred.

Unproved properties are assessed for impairment on a property-by-property basis for individually significant properties and on an aggregate basis for individually insignificant properties. If the assessment indicates impairment, a loss is recognized by providing a valuation allowance at the level at which impairment was assessed. The impairment assessment is affected by economic factors such as the results of exploration activities, commodity price outlooks, remaining lease terms and potential shifts in business strategy employed by management. In the case of individually insignificant balances, the amount of the impairment loss recognized is determined by amortizing the portion of these properties’ costs, which the Company believes will not be transferred to proved properties over the remaining lives of the leases. Impairment loss is charged to exploration costs when recognized.

F-94

It is common business practice in the petroleum industry for drilling costs to be prepaid before spudding a well. The Company frequently fulfills these prepayment requirements with cash payments, but at times will utilize letters of credit to meet these obligations. At June 30, 2021 and December 31, 2020, the Company had no outstanding letters of credit.

All costs related to production activities, including workover costs incurred solely to maintain or increase levels of production from an existing completion interval, are charged to expense as incurred.

The Company recognizes liabilities for retirement obligations associated with tangible long-lived assets, such as well sites when there are legal obligations associated with the retirement of such assets and the amounts can be reasonably estimated. The initial measurement of asset retirement obligations is recorded as a liability at its fair value, with an offsetting asset retirement cost recorded as an increase to the associated property and equipment on the balance sheets. When the assumptions used to estimate a recorded asset retirement obligation change, a revision is recorded to both the asset retirement obligation and the asset retirement cost. The asset retirement cost is depreciated using a systematic and rational method similar to that used for the associated property and equipment.

Depreciation, depletion, amortization and impairment

Depreciation, depletion and amortization of the costs of proved properties are computed using the unit-of-production method on a property-by-property basis using proved or proved developed reserves, as applicable, as estimated by the Company’s independent consulting petroleum engineer. The Company’s capitalized costs of drilling and equipping all development wells and those exploratory wells that have found proved reserves are amortized on a unit-of-production basis over the remaining life of associated proved developed reserves. Lease costs are amortized on a unit-of-production basis over the remaining life of associated total proved reserves.

The Company recognizes impairment losses for long-lived assets when indicators of impairment are present and the undiscounted cash flows are not sufficient to recover the assets’ carrying amount. The impairment loss is measured by comparing the fair value of the asset to its carrying amount. Fair values are based on discounted cash flow as estimated by the Company’s independent consulting petroleum engineer. The Company’s estimate of fair value of its proved properties at June 30, 2021, is based on the best information available as of that date, including estimates of forward prices and costs. The Company’s proved properties are reviewed for impairment on a property-by-property basis. Reductions in prices or a decline in reserve volumes would likely lead to impairment in future periods that may be material to the Company.

The process of estimating proved reserves is very complex, requiring significant judgment in the evaluation of all available geological, geophysical, engineering and economic data. The data may change substantially over time because of numerous factors, including the historical 12-month weighted average prices, additional development costs and activity, evolving production history and a continual reassessment of the viability of production under changing economic conditions. As a result, material revisions to existing reserve estimates could occur from time-to-time. Such changes could trigger an impairment of the Company’s proved properties and have an impact on depreciation, depletion and amortization expense prospectively.

F-95

Environmental costs

As the Company is directly involved in the extraction and use of natural resources, it is subject to various federal, state and local provisions regarding environmental and ecological matters. Compliance with these laws may necessitate significant capital outlays; however, to date the Company’s cost of compliance has been insignificant. The Company does not believe the existence of current environmental laws, or interpretations thereof, will materially hinder or adversely affect the Company’s business operations; however, there can be no assurances of future effects on the Company of new laws or interpretations thereof. Since the Company does not operate any wells where it owns an interest, actual compliance with environmental laws is controlled by the operators, with the Company being responsible for its proportionate share of the costs involved. The Company carries liability insurance and pollution control coverage. However, all risks are not insured due to the availability and cost of insurance.

Environmental liabilities are recognized when it is probable that a loss has been incurred and the amount of that loss is reasonably estimable. Environmental liabilities, when accrued, are based upon estimates of expected future costs. At June 30, 2021 and December 31, 2020, there were no such costs accrued.

Income tax status

As an LLC, the Company’s federal taxable income or loss is allocated to members in accordance with their respective percentage ownerships. Therefore, no provision or liability for federal income taxes has been included in the financial statements. The Company could be subject to income taxes in certain states which do not recognize LLCs as disregarded entities.

Subsequent events

The Company has evaluated subsequent events through September 17, 2021, the date the financial statements were available to be issued. There were no subsequent events requiring recognition or disclosure.

Note 2 – Related Party Transactions

An affiliate of a member of the Company (the Affiliate) serves as contract operator under certain joint operating agreements. The Company’s oil and gas sales, net of production taxes, and related accounts receivable, for the properties operated by the Affiliate, are collected from the Affiliate. The Company’s lease operating expenses and related accounts payable are paid to the Affiliate. The Company does not have any employees. The personnel supporting the management, administration and operation of the business of the Company are employees of the Affiliate. The Company has a services agreement with the Affiliate, which specifies that the Affiliate will provide specified services to the Company for a monthly management fee. The Company incurred $105,000 and $202,500 of management fees during the six months ended June 30, 2021 and June 30, 2020, respectively.

F-96

LLANO ENERGY LLC

FINANCIAL STATEMENTS

DECEMBER 31, 2020 and 2019

WITH

INDEPENDENT AUDITOR’S REPORT

F-97

F-98

INDEPENDENT AUDITOR’S REPORT

To the Members

Llano Energy LLC

Report on the Financial Statements

We have audited the accompanying financial statements of Llano Energy LLC (the Company), which comprise the balance sheets as of December 31, 2020 and 2019, the related statements of operations, members’ equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 3 to the financial statements, the Company has significant transactions with a related party. Our opinion is not modified with respect to this matter.

/s/ HoganTaylor LLP

Oklahoma City, Oklahoma

March 23, 2021

F-99

LLANO ENERGY LLC

BALANCE SHEETS

December 31, 2020 and 2019

	2020	2019
Assets
Current assets:
Cash	$100,549	$76,961
Accounts receivable - oil and gas sales	178,001	403,278
Other	-	8,429

Total current assets	278,550	488,668

Oil and gas properties and equipment, at cost, based on successful efforts accounting:
Proved properties	14,350,516	14,206,806
Unproved properties, less accumulated impairment of $1,200,000 in 2020, and $1,400,000 in 2019	1,589,244	3,458,409

Total oil and gas properties and equipment	15,939,760	17,665,215

Accumulated depreciation, depletion, and amortization and impairment	(9,411,287)	(6,609,304)

Oil and gas properties and equipment, net	6,528,473	11,055,911

Other properties and equipment, net of $1,227 and $0 of accumulated depreciation at December 31, 2020 and 2019, respectively	60,680	29,176

Total assets	$6,867,703	$11,573,755

Liabilities and Members’ Equity
Current liabilities:
Accounts payable:
Affiliate	$34,826	$209,621
Other	38,767	212,562

Total current liabilities	73,593	422,183

Note payable	153,312	-

Asset retirement obligations	286,509	255,289

Members’ equity	6,354,289	10,896,283

Total liabilities and members’ equity	$6,867,703	$11,573,755

See notes to financial statements.

F-100

LLANO ENERGY LLC

STATEMENTS OF OPERATIONS

Years ended December 31, 2020 and 2019

	2020	2019

Revenues:
Oil and gas sales	$1,247,281	$2,051,801
Other	39,305	4,429

Total revenues	1,286,586	2,056,230

Costs and expenses:
Lease operating expenses	672,825	943,660
Production taxes	105,234	173,279
Exploration costs:
Provision for impairment of unproved properties	700,000	500,000
Dry hole costs	1,209,880	972,746
Depreciation, depletion, and amortization	2,834,430	2,619,790
General and administrative expenses:
Management fees charged by affiliate	307,500	825,000
Other	107,378	114,756

Total costs and expenses	5,937,247	6,149,231

Net loss	$(4,650,661)	$(4,093,001)

See notes to financial statements.

F-101

LLANO ENERGY LLC

STATEMENTS OF MEMBERS’ EQUITY

Years ended December 31, 2020 and 2019

	2020	2019

Balance, beginning of year	$10,896,283	$10,267,323

Members’ contributions	108,667	4,721,961

Net loss	(4,650,661)	(4,093,001)

Balance, end of year	$6,354,289	$10,896,283

See notes to financial statements.

F-102

LLANO ENERGY LLC

STATEMENTS OF CASH FLOWS

Years ended December 31, 2020 and 2019

	2020	2019

Cash Flows from Operating Activities
Net loss	$(4,650,661)	$(4,093,001)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Exploration costs	1,909,880	1,472,746
Depreciation, depletion, and amortization	2,834,430	2,619,790
Changes in assets and liabilities:
Accounts receivable - oil and gas sales	225,277	(319,470)
Other current assets	8,429	(8,429)
Accounts payable	(310,289)	(27,385)

Net cash provided by (used in) operating activities	17,066	(355,749)

Cash Flows from Investing Activities
Capital expenditures	(122,726)	(3,053,720)
Acquisition of oil and gas properties and equipment	(100,000)	(3,000,784)
Purchases of other properties and equipment	(32,731)	(29,176)

Net cash used in investing activities	(255,457)	(6,083,680)

Cash Flows from Financing Activities
Members’ cash contributions	108,667	4,721,961
Proceeds from Economic Injury Disaster Loan	153,312	-

Net cash provided by financing activities	261,979	4,721,961

Net change in cash	23,588	(1,717,468)

Cash, beginning of year	76,961	1,794,429

Cash, end of year	$100,549	$76,961

Noncash Investing and Financing Activities
Additions and disposals, net, to asset retirement obligations	$31,220	$(24,564)

Decrease in accounts payable for oil and gas properties and equipment additions	$(38,301)	$(20,885)

See notes to financial statements.

F-103

LLANO ENERGY LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2020 and 2019

Note 1 – Nature of Operations and Summary of Significant Accounting Policies

Organization

Llano Energy LLC (the Company) is a limited liability company (LLC) organized on March 31, 2017. As an LLC, members are not liable for the debts, obligations or liabilities of the Company. The Company will continue in existence until it is dissolved in accordance with the Limited Liability Company Agreement dated June 9, 2017, and amended on August 1, 2020 (the LLC Agreement). Net income and loss and distributions are allocated to members according to the LLC Agreement.

Description of the business

The Company is engaged in the acquisition, exploration, development and production of oil and gas. The Company’s operations are in the state of New Mexico. An affiliate serves as the operator for a portion of the Company’s properties (see Note 3). Remaining properties are operated by a third party.

Use of estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from these estimates, and changes in these estimates are recorded when known. Significant items subject to such estimates and assumptions include proved oil and gas reserves and related present value of future net revenues, carrying amounts of oil and gas properties, and asset retirement obligations.

Cash

The Company maintains cash in bank deposit accounts which at times exceeds federally insured limits. Management of the Company believes that any possible credit risk is minimal. At December 31, 2020 and 2019, the Company’s deposits did not exceed federally insured limits.

Revenue recognition

The Company recognizes revenue in accordance with Accounting Standards Codification (ASC) 606, Revenue from Contracts with Customers. In determining the appropriate amount to recognize, the Company applies the following five-step model: (i) identify contracts with customers; (ii) identify performance obligations in the contracts; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations per the contracts; and (v) recognize revenue when (or as) the Company satisfies a performance obligation.

F-104

The Company’s revenues are primarily derived from payments received from the operators of properties based on the sale of oil and gas production. Taxes assessed by governmental authorities on oil and gas sales are presented separately from such revenues. Each barrel of oil or thousand cubic feet of gas delivered is considered a separate performance obligation. The Company recognizes revenue from its interests in the sale of oil and gas in the period that its performance obligations to provide oil and gas to customers are satisfied. Performance obligations are satisfied when the Company has no further obligations to perform related to the sale and the customer obtains control of product. The sales of oil and gas are made under contracts which the operators of the wells have negotiated with customers, which typically include variable consideration that is based on pricing tied to local indices and volumes delivered in the current month. The Company receives payment from the sale of oil and gas production from one to four months after delivery. At the end of each month, as performance obligations are satisfied, the variable consideration can be reasonably estimated and amounts due from customers are accrued in accounts receivable in the balance sheets. Variances between the Company’s estimated revenue and actual payments are recorded in the month the payment is received; however, differences have been and are insignificant. Accordingly, the variable consideration is not constrained. A portion of oil and gas sales recorded in the statements of operations are the result of estimated volumes and pricing for oil and gas product not yet received for the period. For the years ended December 31, 2020 and 2019, that estimate represented $178,001 and $403,278, respectively, of oil and gas sales included in the statements of operations.

The Company’s contracts with customers originate at or near the time of delivery and transfer of control of oil and gas to the purchasers. As such, the Company does not have significant unsatisfied performance obligations.

The Company’s oil is typically sold at delivery points under contracts that are common in the industry. The Company’s gas produced is delivered by the well operators to various purchasers at agreed upon delivery points under a limited number of contract types that are also common in the industry. However, under these contracts, gas may be sold to a single purchaser or may be sold to separate purchasers. Regardless of the contract type, the terms of these contracts compensate the well operators for the value of the oil and gas at specified prices, and then the well operators will remit payment to the Company for its share in the value of the oil and gas sold.

Revenues and the amount of cash available for distribution may vary significantly from period to period as a result of changes in volumes of production sold or changes in commodity prices. For the years ended December 31, the Company’s revenues consisted of the following:

	2020	2019

Oil	$1,226,280	$2,043,222
Gas	21,001	8,579

Total oil and gas sales	$1,247,281	$2,051,801

Oil and gas producing activities

The Company follows the successful efforts method of accounting for oil and gas producing activities. Intangible drilling and other costs of successful wells and development dry holes are capitalized and amortized. The costs of exploratory wells are initially capitalized, but charged to expense, if the well is determined to be nonproductive. Leasehold costs are capitalized when incurred.

Unproved properties are assessed for impairment on a property-by-property basis for individually significant properties and on an aggregate basis for individually insignificant properties. If the assessment indicates impairment, a loss is recognized by providing a valuation allowance at the level at which impairment was assessed. The impairment assessment is affected by economic factors such as the results of exploration activities, commodity price outlooks, remaining lease terms and potential shifts in business strategy employed by management. In the case of individually insignificant balances, the amount of the impairment loss recognized is determined by amortizing the portion of these properties’ costs, which the Company believes will not be transferred to proved properties over the remaining lives of the leases. Impairment loss is charged to exploration costs when recognized.

F-105

It is common business practice in the petroleum industry for drilling costs to be prepaid before spudding a well. The Company frequently fulfills these prepayment requirements with cash payments, but at times will utilize letters of credit to meet these obligations. At December 31, 2020 and 2019, the Company had no outstanding letters of credit.

All costs related to production activities, including workover costs incurred solely to maintain or increase levels of production from an existing completion interval, are charged to expense as incurred.

The Company recognizes liabilities for retirement obligations associated with tangible long-lived assets, such as well sites when there are legal obligations associated with the retirement of such assets and the amounts can be reasonably estimated. The initial measurement of asset retirement obligations is recorded as a liability at its fair value, with an offsetting asset retirement cost recorded as an increase to the associated property and equipment on the balance sheets. When the assumptions used to estimate a recorded asset retirement obligation change, a revision is recorded to both the asset retirement obligation and the asset retirement cost. The asset retirement cost is depreciated using a systematic and rational method similar to that used for the associated property and equipment.

Depreciation, depletion, amortization and impairment

Depreciation, depletion and amortization of the costs of proved properties are computed using the unit-of-production method on a property-by-property basis using proved or proved developed reserves, as applicable, as estimated by the Company’s independent consulting petroleum engineer. The Company’s capitalized costs of drilling and equipping all development wells and those exploratory wells that have found proved reserves are amortized on a unit-of-production basis over the remaining life of associated proved developed reserves. Lease costs are amortized on a unit-of-production basis over the remaining life of associated total proved reserves.

The Company recognizes impairment losses for long-lived assets when indicators of impairment are present and the undiscounted cash flows are not sufficient to recover the assets’ carrying amount. The impairment loss is measured by comparing the fair value of the asset to its carrying amount. Fair values are based on discounted cash flow as estimated by the Company’s independent consulting petroleum engineer. The Company’s estimate of fair value of its proved properties at December 31, 2020, is based on the best information available as of that date, including estimates of forward prices and costs. The Company’s proved properties are reviewed for impairment on a property-by-property basis. Reductions in prices or a decline in reserve volumes would likely lead to impairment in future periods that may be material to the Company.

The process of estimating proved reserves is very complex, requiring significant judgment in the evaluation of all available geological, geophysical, engineering and economic data. The data may change substantially over time because of numerous factors, including the historical 12-month weighted average prices, additional development costs and activity, evolving production history and a continual reassessment of the viability of production under changing economic conditions. As a result, material revisions to existing reserve estimates could occur from time-to-time. Such changes could trigger an impairment of the Company’s proved properties and have an impact on depreciation, depletion and amortization expense prospectively.

Environmental costs

As the Company is directly involved in the extraction and use of natural resources, it is subject to various federal, state and local provisions regarding environmental and ecological matters. Compliance with these laws may necessitate significant capital outlays; however, to date the Company’s cost of compliance has been insignificant. The Company does not believe the existence of current environmental laws, or interpretations thereof, will materially hinder or adversely affect the Company’s business operations; however, there can be no assurances of future effects on the Company of new laws or interpretations thereof. Since the Company does not operate any wells where it owns an interest, actual compliance with environmental laws is controlled by the operators, with the Company being responsible for its proportionate share of the costs involved. The Company carries liability insurance and pollution control coverage. However, all risks are not insured due to the availability and cost of insurance.

F-106

Environmental liabilities are recognized when it is probable that a loss has been incurred and the amount of that loss is reasonably estimable. Environmental liabilities, when accrued, are based upon estimates of expected future costs. At December 31, 2020 and 2019, there were no such costs accrued.

Income tax status

As an LLC, the Company’s federal taxable income or loss is allocated to members in accordance with their respective percentage ownerships. Therefore, no provision or liability for federal income taxes has been included in the financial statements. The Company could be subject to income taxes in certain states which do not recognize LLCs as disregarded entities.

Subsequent events

Management has evaluated subsequent events through March 23, 2021, the date the financial statements were available to be issued.

Note 2 – Members’ Equity

In 2020, the Company issued Series A Capital Interests to Capital Members in exchange for cash contributions of $108,667. In 2019, cash contributions totaled $4,721,961, of which $560,000 was contributed by a Capital Member in exchange for Ordinary Capital Interests, and $4,161,961 was contributed by two Capital Members in exchange for Series A Capital Interests. The Company expects to only issue Series A Capital Interests for future capital calls, and all Capital Members will have the right to participate. Capital Interest distributions are first allocated to Capital Members holding Series A Capital Interests and then to Capital Members holding Ordinary Capital Interests. The LLC Agreement provides that no Capital Member is required to make aggregate capital contributions to the Company in excess of its capital commitment. At December 31, 2020, the unfunded capital commitments of all Capital Members totaled $29,624,928.

Pursuant to an Incentive Pool Plan (the Plan), the Company is authorized to award up to 100,000 Management Incentive Interests (nonvoting). The Plan is intended to provide incentives to participants by providing them with Management Incentive Interests in the Company. Awards of Management Incentive Interests are subject to vesting, transferability, and forfeiture provisions specified in the Plan. Management Incentive Members are allocated a share in distributions, if any, in varying ratios based upon the amount of cumulative distributions paid to Capital Members. On June 9, 2017, the Company awarded 80,000 Management Incentive Interests which vest 20% on each of the first four anniversaries of the date of the award, subject to possible accelerated vesting upon specified events occurring as provided in the Plan. Effective August 30, 2019, 28,000 Management Incentive Interests were forfeited to the Company. Awards under the Plan are accounted for as a profit-sharing arrangement and future distributions to Management Incentive Members are accrued and accounted for as compensation expense when the appropriate profit thresholds have been reached.

Note 3 – Related Party Transactions

An affiliate of a member of the Company (the Affiliate) serves as contract operator under certain joint operating agreements. The Company’s oil and gas sales, net of production taxes, and related accounts receivable, for the properties operated by the Affiliate, are collected from the Affiliate. The Company’s lease operating expenses and related accounts payable are paid to the Affiliate. The Company does not have any employees. The personnel supporting the management, administration and operation of the business of the Company are employees of the Affiliate. The Company has a services agreement with the Affiliate, which specifies that the Affiliate will provide specified services to the Company for a monthly management fee. The Company incurred $307,500 and $825,000 of management fees during the years ended December 31, 2020 and 2019, respectively.

F-107

Synergy Offshore, LLC

d/b/a SOG Resources, LLC

Financial Statements

For the six months ended June 30, 2021 and 2020

F-108

Synergy Offshore, LLC

d/b/a SOG Resources, LLC

F-109

Synergy Offshore, LLC

d/b/a SOG Resources, LLC

Unaudited Condensed Balance Sheets

	June 30,	December 31,
	2021	2020
Assets
Current assets:
Cash and cash equivalents	$1,267,361	$360,196
Oil and gas sales receivable	804,702	615,637
Other receivables	80,190	77,905
Prepaids and other current assets	210,143	311,920
Total current assets	2,362,396	1,365,658

Oil and gas properties, successful efforts method:
Proved	25,049,876	24,941,480
Unproved	2,937,036	2,842,906
Less accumulated depreciation, depletion and amortization	(15,543,799)	(15,209,980)
Net oil and gas properties	12,443,113	12,574,406

Restricted cash	126,688	126,688
Other assets	34,238	34,238
Total assets	$14,966,435	$14,100,990

Liabilities and members’ deficit
Current liabilities:
Accounts payable	$595,063	$510,787
Accrued liabilities	846,850	1,103,927
Total current liabilities	1,441,913	1,614,714
Asset retirement obligations	15,304,351	14,915,271
Note payable	424,800	-
Total liabilities	17,171,064	16,529,985

Commitments and contingencies	-	-

Members’ deficit	(2,204,629)	(2,428,995)
Total liabilities and members’ deficit	$14,966,435	$14,100,990

The accompanying notes are an integral part of these unaudited condensed financial statements.

F-110

Synergy Offshore, LLC

d/b/a SOG Resources, LLC
Unaudited Condensed Statements of Operations

	For the six months ended June 30,
	2021	2020
Revenue - Oil and gas	$3,725,400	$2,101,667

Operating expenses:
Lease operating expense	1,610,017	1,525,618
Production taxes and transportation costs	193,704	16,030
Depreciation, depletion and amortization	333,820	493,008
Accretion	389,080	389,080
General and administrative	972,067	1,087,393
Total costs and expenses	3,498,688	3,511,129

Operating income (loss)	226,712	(1,409,462)

Other income (loss), net	(2,346)	(12,514)
Net income (loss)	$224,366	$(1,421,976)

The accompanying notes are an integral part of these unaudited condensed financial statements.

F-111

Synergy Offshore, LLC

d/b/a SOG Resources, LLC

Unaudited Condensed Statements of Changes in Members’ Deficit

Balance at January 1, 2020	$50,486
Equity distributions	(46,000)
Net loss	(1,421,976)
Balance at June 30, 2020	$(1,417,490)

Balance at January 1, 2021	(2,428,995)
Net income	224,366
Balance at June 30, 2021	$(2,204,629)

The accompanying notes are an integral part of these unaudited condensed financial statements.

F-112

Synergy Offshore, LLC

d/b/a SOG Resources, LLC

Unaudited Condensed Statements of Cash Flows

	For the six months ended June 30,
	2021	2020
Cash flows from operating activities:
Net income (loss)	$224,366	$(1,421,976)
Adjustments to reconcile net income (loss) to net cash from operating activities:
Depreciation, depletion and amortization	333,820	493,008
Accretion	389,080	389,080
Changes in assets and liabilities:
Accounts receivable	(191,350)	143,882
Prepaids and other assets	101,777	116,901
Accounts payable	84,276	163,671
Accrued liabilities	(257,077)	(390,485)
Net cash from operating activities	684,892	(505,919)

Cash flows from investing activities - Capital expenditures	(202,527)	(1,678)

Cash flows from financing activities:
Proceeds from issuance of note payable	424,800	424,800
Distributions to members	-	(46,000)
Net cash from financing activities	424,800	378,800

Net change in cash and cash equivalents and restricted cash	907,165	(128,797)

Cash and cash equivalents and restricted cash, beginning of year	486,884	588,964
Cash and cash equivalents and restricted cash, end of year	$1,394,049	$460,167

The accompanying notes are an integral part of these unaudited condensed financial statements.

F-113

Synergy Offshore, LLC

d/b/a SOG Resources, LLC

Notes to Unaudited Condensed Financial Statements

1. Organization and Significant Accounting Policies

Organization – Synergy Offshore, LLC d/b/a SOG Resources, LLC (the “Company”), a Texas limited liability company, was formed on March 18, 2010, as a limited partnership, and converted to a limited liability company on October 21, 2010. The Company is engaged primarily in the development of oil and natural gas properties in Montana and Wyoming. The Company is located in Houston, Texas and its fiscal year-end is December 31.

Basis of Presentation – These interim financial statements are unaudited and have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”) regarding interim financial reporting. Certain disclosures have been condensed or omitted from these financial statements. Accordingly, they do not include all the information and notes required by accounting principles generally accepted in the United States of America (“GAAP”) for complete financial statements, and should be read in conjunction with our audited financial statements and notes thereto for the year ended December 31, 2020.

In the opinion of management, the accompanying unaudited condensed financial statements include all adjustments, consisting of normal recurring adjustments, necessary to fairly present the financial position as of, and the results of operations for, all periods presented. In preparing the accompanying financial statements, management has made certain estimates and assumptions that affect reported amounts in the condensed financial statements and disclosures of contingencies. Actual results may differ from those estimates. The results for interim periods are not necessarily indicative of annual results.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.

Significant estimates include (i) oil and gas reserves that are used in the calculation of depreciation, depletion, amortization and impairment of the carrying value of oil and gas properties; (ii) production and commodity price estimates used to record oil and gas sales receivables; and (iii) the cost of future asset retirement obligations. The Company evaluates its estimates on an on-going basis and bases its estimates on historical experience and on various other assumptions we believe to be reasonable. Due to inherent uncertainties, including the future prices of oil and gas, these estimates could change in the near term and such changes could be material.

Recent Accounting Pronouncements. In February 2016, the FASB issued ASU 2016-02, Leases as amended. This new standard requires organizations recognize assets and liabilities on the balance sheet for the rights and obligations created by leases. In July 2018, the FASB issued ASU 2018-11, Targeted Improvements to ASC 842, which provides a transition method that permits changes to be applied by means of a cumulative-effect adjustment recorded in retained earnings as of the beginning of the fiscal year of adoption. We plan to adopt this new guidance effective January 1, 2022 using the transition option provided under ASU 2018-11. We are currently evaluating the impact this standard will have on our financial statements based on our lease portfolio. We plan to elect to exclude short-term contracts of one year or less and plan to elect the package of practical expedients allowed under the new standard.

F-114

2. Asset Retirement Obligations

The following table summarizes the changes in ARO (in thousands):

Balance at January 1, 2020	$15,339
Accretion	389
Balance at June 30, 2020	$15,728

Balance at January 1, 2021	$14,915
Accretion	389
Balance at June 30, 2021	$15,304

3. Note Payable

In the second quarter of 2020, the Company received proceeds from a SBA Paycheck Protection Program Loan (“PPP Loan”) of approximately $425 thousand pursuant to the Paycheck Protection Program (“PPP”) of the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”). The purpose of the PPP was to encourage the continued employment of workers. The Company used all of the PPP Loan proceeds for eligible payroll expenses, lease and utility payments.

The PPP Loan and accrued interest thereon may be forgiven by the SBA upon documentation of expenditures in accordance with the SBA requirements and proper application by the Company. The Company’s application for forgiveness was approved by the SBA in the fourth quarter of 2020. Accordingly, the Company recognized approximately $425 thousand as other income in the statement of operations for this forgiveness.

In the first quarter of 2021, the Company received proceeds from a 2nd round PPP Loan of approximately $425 thousand pursuant. This 2nd round PPP Loan was forgiven by the SBA in the third quarter of 2021.

4. Commitments and Contingencies

Litigation – From time to time, the Company may be subject to litigation or other claims in the normal course of business.

Surety Bonds – As of June 30, 2021 and December 31, 2020, the Company had surety bonds of $1.4 million issued to the Montana Board of Oil and Gas Conservation, the Wyoming Oil and Gas Conservation Commission and the Wyoming Bureau of Land Management. The surety bonds are meant to cover certain plugging and abandonment liabilities related to the Company’s oil and natural gas properties in Montana and Wyoming.

Other – In the course of its normal business affairs, the Company is subject to possible loss contingencies arising from federal, state, and local environmental, health, and safety laws and regulations and third-party litigation. There are no matters which, in the opinion of management, will have a material adverse effect on the financial position, results of operations, or cash flows of the Company as of and for the six months ended June 30, 2021 and 2020.

5. Subsequent Events

The Company has evaluated events and transactions subsequent to the balance sheet date and through October 21, 2021, the date the financial statements were available to be issued.

Agreement to Sale Oil and Gas Properties – On October 4, 2021, we entered into Purchase and Sale Agreement with U.S. Energy Corp. (“U.S. Energy”) for the sale of all of our oil and gas properties. The transaction will also include certain wells, contracts, technical data, records, personal property and hydrocarbons associated with the assets being sold.

The initial base purchase price for the assets is $125,000 in cash and 6,546,384 shares of U.S. Energy’s common stock subject to customary working capital and other adjustments as set forth in the Purchase and Sale Agreement.

The transaction is expected to close in the fourth quarter of 2021, subject to satisfaction of customary closing conditions, including approval by U.S. Energy’s shareholders, the performance by the parties of their obligations and covenants under the Purchase and Sale Agreement, the delivery of certain documentation by the parties and the absence of any injunction or other legal prohibitions preventing consummation of the transaction.

* * * * *

F-115

Synergy Offshore, LLC

d/b/a SOG Resources, LLC

Financial Statements

As of and for the years ended December 31, 2020 and 2019

F-116

Synergy Offshore, LLC

d/b/a SOG Resources, LLC

F-117

Independent Auditor’s Report

To the Board of Managers

Synergy Offshore, LLC

We have audited the accompanying financial statements of Synergy Offshore, LLC, which comprise the balance sheets as of December 31, 2020 and 2019 and the related statements of operations, changes in members’ equity (deficit), and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Opinions

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Synergy Offshore, LLC as of December 31, 2020 and 2019 and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Plante & Moran, PLLC

Denver, Colorado

October 21, 2021

F-118

Synergy Offshore, LLC

d/b/a SOG Resources, LLC

Balance Sheets

	December 31,
	2020	2019
Assets
Current assets:
Cash and cash equivalents	$360,196	$462,276
Oil and gas sales receivable	615,637	851,976
Other receivables	77,905	46,447
Prepaids and other current assets	311,920	280,955
Total current assets	1,365,658	1,641,654

Oil and gas properties, successful efforts method:
Proved	24,941,480	26,507,542
Unproved	2,842,906	2,846,766
Less accumulated depreciation, depletion and amortization	(15,209,980)	(14,297,075)
Net oil and gas properties	12,574,406	15,057,233

Other property and equipment, net	-	86,234
Restricted cash	126,688	126,688
Other assets	34,238	32,882
Total assets	$14,100,990	$16,944,691

Liabilities and members’ equity (deficit)
Current liabilities:
Accounts payable	$510,787	$563,373
Accrued liabilities	1,103,927	991,868
Total current liabilities	1,614,714	1,555,241
Asset retirement obligations	14,915,271	15,338,964
Total liabilities	16,529,985	16,894,205

Commitments and contingencies	-	-

Members’ equity (deficit)	(2,428,995)	50,486
Total liabilities and members’ equity (deficit)	$14,100,990	$16,944,691

The accompanying notes are an integral part of these financial statements.

F-119

Synergy Offshore, LLC

d/b/a SOG Resources, LLC

Statements of Operations

	For the year ended December 31,
	2020	2019
Revenue - Oil and gas	$4,581,764	$7,479,349

Operating expenses:
Lease operating expense	3,193,527	3,602,608
Production taxes and transportation costs	95,388	678,438
Depreciation, depletion and amortization	999,139	1,533,631
Accretion	777,599	778,161
Impairment	368,630	1,751,355
General and administrative	1,978,295	2,684,551
Total costs and expenses	7,412,578	11,028,744

Operating loss	(2,830,814)	(3,549,395)

Other income, net	397,333	7,202
Net loss	$(2,433,481)	$(3,542,193)

The accompanying notes are an integral part of these financial statements.

F-120

Synergy Offshore, LLC

d/b/a SOG Resources, LLC

Statements of Changes in Members’ Equity (Deficit)

Balance at January 1, 2019	$4,139,071
Equity distributions	(546,392)
Net loss	(3,542,193)
Balance at December 31, 2019	50,486
Equity distributions	(46,000)
Net loss	(2,433,481)
Balance at December 31, 2020	$(2,428,995)

The accompanying notes are an integral part of these financial statements.

F-121

Synergy Offshore, LLC

d/b/a SOG Resources, LLC

Statements of Cash Flows

	For the year ended December 31,
	2020	2019
Cash flows from operating activities:
Net loss	$(2,433,481)	$(3,542,193)
Adjustments to reconcile net loss to net cash from operating activities:
Depreciation, depletion and amortization	999,139	1,533,631
Accretion	777,599	778,161
Impairment	368,630	1,751,355
PPP loan forgiveness	(424,800)	-
Changes in assets and liabilities:
Accounts receivable	204,881	(477,575)
Prepaids and other assets	(32,321)	(8,294)
Accounts payable	(52,586)	140,163
Accrued liabilities	112,059	150,604
Net cash from operating activities	(480,880)	325,852

Cash flows from investing activities - Capital expenditures	-	(27,992)

Cash flows from financing activities:
Proceeds from issuance of note payable	424,800	-
Distributions to members	(46,000)	(546,392)
Net cash from financing activities	378,800	(546,392)

Net change in cash and cash equivalents and restricted cash	(102,080)	(248,532)

Cash and cash equivalents and restricted cash, beginning of year	588,964	837,496
Cash and cash equivalents and restricted cash, end of year	$486,884	$588,964
Supplemental cash flow information:
Asset retirement obligations revisions of estimate	$(1,201,292)	$3,478,734

The accompanying notes are an integral part of these financial statements.

F-122

Synergy Offshore, LLC

d/b/a SOG Resources, LLC

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Organization – Synergy Offshore, LLC d/b/a SOG Resources, LLC (the “Company”), a Texas limited liability company, was formed on March 18, 2010, as a limited partnership, and converted to a limited liability company on October 21, 2010. The Company is engaged primarily in the development of oil and natural gas properties in Montana and Wyoming. The Company is located in Houston, Texas and its fiscal year-end is December 31.

Basis of Presentation – The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.

Significant estimates include (i) oil and gas reserves that are used in the calculation of depreciation, depletion, amortization and impairment of the carrying value of oil and gas properties; (ii) production and commodity price estimates used to record oil and gas sales receivables; and (iii) the cost of future asset retirement obligations. The Company evaluates its estimates on an on-going basis and bases its estimates on historical experience and on various other assumptions we believe to be reasonable. Due to inherent uncertainties, including the future prices of oil and gas, these estimates could change in the near term and such changes could be material.

In early March 2020, the NYMEX WTI crude oil price decreased significantly due to the COVID-19 pandemic and although it has recovered to pre-COVID-19 levels, it remained low for most of 2020. Lower oil and gas prices not only decrease our revenues, but an extended decline in oil or gas prices may materially and adversely affect our future business, financial position, cash flows, results of operations, liquidity, ability to finance planned capital expenditures and the oil and gas reserves that we can economically produce.

Cash and Cash Equivalents – The Company considers cash and unrestricted interest-bearing deposits with original maturities of three months or less to be cash equivalents. The Company maintains its deposits of cash primarily in financial institutions, which may at times exceed amounts covered by insurance provided by the U.S. Federal Deposit Insurance Corporation (“FDIC”). The Company has not experienced any losses related to amounts in excess of FDIC limits.

Restricted Cash – Restricted cash consists of money market accounts and certificates of deposit which are held to cover the costs of future plugging and abandonment liabilities mandated by the states of Montana and Wyoming.

Receivables – Accounts receivable consists primarily of accrued oil and gas production receivables and joint interest receivables from outside working interest owners. Generally, our oil and gas sales receivables are collected within one month. Management routinely assesses accounts receivable balances to determine their collectability and accrues an allowance for uncollectible receivables, when, based on the judgment of management, it is probable that a receivable will not be collected. Receivables are not collateralized. As of December 31, 2020, and 2019, the Company had not provided an allowance for doubtful accounts on its accounts receivable.

F-123

Oil and Gas Properties – The Company follows the successful efforts method of accounting for its oil and gas properties, and, accordingly, exploration costs, other than the costs of drilling exploratory wells, are expensed as incurred. The costs of drilling exploratory wells are capitalized pending determination of whether the wells have discovered proved commercial reserves. If proved commercial reserves are not discovered, such drilling costs are expensed. The costs of all development wells and related equipment used in the production of crude oil and natural gas are capitalized. A gain or a loss is recognized when a property is sold or an entire field ceases to produce and is abandoned.

Depletion, depreciation and amortization (“DD&A”) of oil and natural gas properties is computed using the units-of-production method based on the ratio of current production to estimated proved oil and natural gas reserves as estimated by independent petroleum engineers.

The Company reviews its oil and natural gas properties for impairment whenever events or changes in circumstances indicate that the carrying value of such properties may not be recoverable. When it is determined that an oil and natural gas property’s estimated future net cash flows will not be sufficient to recover its carrying amount, an impairment charge is recorded to reduce its carrying value to its estimated fair value (Level 3). The fair value of oil and natural gas properties is determined using valuation techniques consistent with the income and market approach. The factors used to determine fair value are subject to management’s judgment and expertise and include, but are not limited to, recent sales prices of comparable properties, the present value of future net cash flows, and various discount rates commensurate with the risk and current market conditions associated with the expected cash flow.

The Company recognized impairment losses of $369 thousand and $1.8 million for the years ended December 31, 2020 and 2019, respectively. These impairments were caused by declines in crude oil and natural gas prices during these years. In estimating reserves and future production volumes, estimated future commodity prices are the largest driver in variability of undiscounted pre-tax cash flows. Expected cash flows were estimated based on management’s views of published West Texas Intermediate (WTI) and Henry Hub forward pricing. Other significant assumptions and inputs used to calculate estimated future cash flows include estimates for future development activity, exploration plans and remaining lease terms. The proved properties impaired had aggregate fair values as of the most recent date of impairment of $457 thousand and $347 thousand for 2020 and 2019, respectively.

Oil and gas lease acquisition costs are capitalized when incurred. If the unproved properties are determined to be productive, the appropriate related costs are transferred to proved oil and natural gas properties. Unproved properties are assessed periodically on a property-by-property basis. Any impairment in value is expensed. Delay lease rentals are expensed as incurred.

Other Property and Equipment – Other property and equipment consists of office furniture and fixtures, vehicles and leasehold improvements, which are carried at cost. Depreciation and amortization is provided using the straight-line method over estimated useful lives ranging from three to seven years. Leasehold improvements are amortized over the shorter of their estimated useful lives or the term of the underlying lease. Depreciation and amortization expense for the years ended December 31, 2020 and 2019 was $86 thousand and $143 thousand, respectively. Gain or loss on retirement, sale, or other disposition of these assets is included in the statement of operations in the period of disposition. Costs of major repairs that extend the useful life of these assets are capitalized. Other costs for maintenance and repairs are expensed as incurred.

F-124

The Company reviews its other property and equipment for impairment whenever events or changes in circumstances indicate that the carrying value of such assets may not be recoverable. When it is determined that an asset’s estimated future net cash flows will not be sufficient to recover its carrying amount, an impairment charge is recorded to reduce its carrying value to its estimated fair value. No impairment loss was recognized during 2020 and 2019.

Asset Retirement Obligations – The Company recognizes a liability for the plugging, abandonment and remediation of its properties at the end of their productive lives. We compute the liability for asset retirement obligations (“ARO”) by calculating the present value of estimated future cash flows related to each property. This requires use of significant assumptions, including current estimates of plugging and abandonment costs, annual inflation of these costs, the productive lives of wells, and our credit-adjusted risk-free interest rate (all Level 3 inputs within the fair value hierarchy). Changes in any of these assumptions can result in significant revisions to the estimated asset retirement obligations.

Initially, the fair value of the ARO is recognized in the period in which it is incurred with a corresponding increase in the carrying amount of the related asset. The liability is accreted to its present value each period and the capitalized cost is depleted over the life of the related asset.

Note Payable – In the second quarter of 2020, the Company received proceeds from a SBA Paycheck Protection Program Loan (“PPP Loan”) of approximately $425 thousand pursuant to the Paycheck Protection Program (“PPP”) of the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”). The purpose of the PPP is to encourage the continued employment of workers. The Company used all of the PPP Loan proceeds for eligible payroll expenses, lease and utility payments.

The PPP Loan and accrued interest thereon may be forgiven by the SBA upon documentation of expenditures in accordance with the SBA requirements and proper application by the Company. The Company’s application for forgiveness was approved by the SBA in the fourth quarter of 2020. Accordingly, the Company recognized approximately $425 thousand as other income in the statement of operations for this forgiveness. The SBA retains the right to review the Company’s loan file for a period subsequent to the date the loan is forgiven, with the potential for the SBA to pursue legal remedies of its discretion.

Revenue Recognition – Our revenues are primarily derived from the sales of oil and gas production. The Company’s oil and gas production is typically sold at delivery points to third-party purchasers under contract terms that are common in the oil and gas industry. These contracts typically provide for an agreed-upon index price, net of pricing differentials. The purchaser takes custody and possession, title and risk of loss of the oil at the delivery point; therefore, control passes at the delivery point. The Company recognizes revenue when control transfers to the purchaser. We receive payment from the sale of oil and gas production between one to three months after delivery. For property interests where we are not the operator, we record our share of the revenues and expenses based upon the information provided by the operators.

The Company reports revenue as the gross amount received before production taxes and transportation costs. Production taxes and transportation costs are reported separately in the accompanying statements of operations.

F-125

Fair Value Measurement – Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three levels related to fair value measurements are as follows:

Level 1 –	Observable inputs such as quoted prices in active markets for identical assets or liabilities.
Level 2 –	Observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active or other inputs that are observable or can be corroborated by observable market data.
Level 3 –	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. This includes certain pricing models, discounted cash flow methodologies, and similar techniques that use significant unobservable inputs.

The estimated fair value of cash, accounts receivable, and accounts payable approximate the carrying amount due to the relatively short maturity of these instruments.

We evaluate the fair value on a non-recurring basis of properties acquired in business combinations, asset acquisitions, impairments of oil and gas properties and the related asset retirement obligations. The fair value of the oil and gas properties is determined based upon estimated future discounted cash flow, a Level 3 input, using estimated production which we reasonably expect, and estimated prices adjusted for differentials. Unobservable inputs include estimated future oil and gas production, prices, operating and development costs, and a discount rate of 10%, all Level 3 inputs within the fair value hierarchy. We recognized impairments of our oil and gas properties in 2020 and 2019. These are discussed in Oil and Gas Properties above.

Unit-Based Compensation – Unit-based compensation awards to management are accounted for at their fair value. No amounts were recognized during the periods presented as the fair value of outstanding awards were de minimus.

Income Taxes – The Company is taxed as a partnership under the Internal Revenue Code. Consequently, federal income taxes are not payable, or provided for, by the Company. Members are taxed individually on their proportionate share of our earnings.

For state taxes, all of the revenues and properties of the Company are attributable to Montana and Wyoming.

Montana taxes the income of its resident and non-resident partners, but not the partnership doing business in the state. Wyoming does not have a corporate or personal income tax. Texas does tax the entity in a calculation based on gross receipts. However, for the years ended December 31, 2020 and 2019, the Texas liability was calculated to be zero because all revenues were attributable to Montana and Wyoming in these years.

Uncertain tax positions are recognized in the financial statements only if that position is reasonably determined to be more-likely-than-not of being sustained upon examination by taxing authorities, based on the technical merits of the position. We recognize interest and penalties related to uncertain tax positions in income tax expense. As of December 31, 2020 and 2019, there were no uncertain tax positions.

F-126

Recent Accounting Pronouncements – In February 2016, the FASB issued ASU 2016-02, Leases as amended. This new standard requires organizations recognize assets and liabilities on the balance sheet for the rights and obligations created by leases. In July 2018, the FASB issued ASU 2018-11, Targeted Improvements to ASC 842, which provides a transition method that permits changes to be applied by means of a cumulative-effect adjustment recorded in retained earnings as of the beginning of the fiscal year of adoption. We plan to adopt this new guidance effective January 1, 2022 using the transition option provided under ASU 2018-11. We are currently evaluating the impact this standard will have on our financial statements based on our lease portfolio. We plan to elect to exclude short-term contracts of one year or less and plan to elect the package of practical expedients allowed under the new standard.

2. Asset Retirement Obligations

The following table summarizes the changes in ARO (in thousands):

Balance at January 1, 2019	$11,082
Revisions of estimate	3,479
Accretion	778
Balance at December 31, 2019	15,339
Revisions of estimate	(1,202)
Accretion	778
Balance at December 31, 2020	$14,915

Revisions in estimated liabilities during 2019 and 2020 result from changes in service and equipment costs and changes in the estimated timing of an asset’s retirement.

3. Commitments and Contingencies

Litigation – From time to time, the Company may be subject to litigation or other claims in the normal course of business.

Surety Bonds – As of December 31, 2020 and 2019, the Company had surety bonds of $1.4 million issued to the Montana Board of Oil and Gas Conservation, the Wyoming Oil and Gas Conservation Commission and the Wyoming Bureau of Land Management. The surety bonds are meant to cover certain plugging and abandonment liabilities related to the Company’s oil and natural gas properties in Montana and Wyoming.

Office Lease – The Company holds an operating lease for office space in Houston, Texas, expiring in January 2023. This lease may be extended at the Company’s option for an additional three years. The Company incurred rent expense of $100 thousand and $210 thousand during the years ended December 31, 2020 and 2019, respectively.

Non-cancellable minimum rent payments under this lease are as follows (in thousands):

2021	$115
2022	117
2023	10
Total minimum lease payments	$242

Environmental Matters – Due to the nature of the oil and gas industry, we are exposed to environmental risks. We have various policies and procedures to minimize and mitigate the risks from environmental contamination. We are not aware of any material environmental claims existing as of December 31, 2020; however, there can be no assurance that current regulatory requirements will not change or that unknown potential past non-compliance with environmental laws or other environmental liabilities will not be discovered on our properties.

F-127

4. Employee Benefit Plans

Substantially all employees are eligible to participate in the Company’s 401(k) defined contribution plan. This plan permits eligible employees to make contributions up to certain limits. The Company makes a 4% contribution which is immediately vested to the employee. Employer contributions totaled approximately $53 thousand during 2020 and $74 thousand during 2019.

5. Members’ Equity

As of December 31, 2018, the Company had 71,131 Senior Preferred Units, 13,334 Junior Preferred Units and 2,199.9 Management Participation Units issued and outstanding. Effective December 31, 2019, all of the outstanding Senior Preferred Units and Junior Preferred Units were acquired from the unit holders by Synergy Producing Partners, LLC (“SPP”). Distributions of $546 thousand were made by the Company in connection with this transaction to reacquire and cancel the outstanding Senior Preferred Units, Junior Preferred Units and Management Participation Units.

The Company’s LLC agreement was amended and restated effective December 31, 2019 and reorganized the Company’s equity interests to consist of Senior Preferred Units owned 100% by SPP and authorized Management Participations Units. Net income (loss) is allocated to the members in accordance with the LLC Agreement. Distributions are at the discretion of the Board of Managers and amounts distributed to each member are allocated and distributed (a) first, to holders of Senior Preferred Units in an amount equal to the sum of $3 million plus any other future capital contributions made by them plus a return thereon computed at a rate of eight percent (8%) per annum compounded monthly, (b) second, 80% to the holders of the Senior Preferred Units and 20% to Management Participation Unit holders (if any) until the holders of Senior Preferred Units receive a total of $6 million of cumulative distributions; and, (c) third, 70% to the holders of Senior Preferred Units and 30% to the Management Participation Unit holders.

As of December 31, 2019 and 2020, there were one million Senior Preferred Units issued and outstanding. The Company had no Management Participation Units issued or outstanding at December 31, 2019 or 2020.

6. Subsequent Events

The Company has evaluated events and transactions subsequent to the balance sheet date and through October 21, 2021, the date the financial statements were available to be issued.

Note Payable – In the first quarter of 2021, the Company received proceeds from a 2nd round PPP Loan of approximately $425 thousand. This 2nd round PPP Loan was forgiven by the SBA in the third quarter of 2021.

Agreement to Sale Oil and Gas Properties – On October 4, 2021, we entered into Purchase and Sale Agreement with U.S. Energy Corp. (“U.S. Energy”) for the sale of all of our oil and gas properties. The transaction will also include certain wells, contracts, technical data, records, personal property and hydrocarbons associated with the assets being sold.

The initial base purchase price for the assets is $125,000 in cash and 6,546,384 shares of U.S. Energy’s common stock subject to customary working capital and other adjustments as set forth in the Purchase and Sale Agreement.

The transaction is expected to close in the fourth quarter of 2021, subject to satisfaction of customary closing conditions, including approval by U.S. Energy’s shareholders, the performance by the parties of their obligations and covenants under the Purchase and Sale Agreement, the delivery of certain documentation by the parties and the absence of any injunction or other legal prohibitions preventing consummation of the transaction.

* * * * *

F-128

Supplemental Oil and Gas Information

(Unaudited)

Oil and Gas Reserve Information

Proved oil and gas reserves are those quantities of crude oil and condensate and natural gas, which by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations. Estimated proved developed oil and gas reserves can be expected to be recovered through existing wells with existing equipment and operating methods. The Company reports all estimated proved reserves held under production-sharing arrangements utilizing the “economic interest” method.

Proved oil and gas reserves have been estimated by the Company’s internal petroleum engineers. These reserve estimates have been prepared in compliance with the Securities and Exchange Commission rules and accounting standards based on the unweighted average prices per barrel of oil and per Mcf of natural gas at the first day of each month in the 12-month period prior to the end of the reporting period.

There are numerous uncertainties inherent in estimating quantities of proved reserves and projecting future rates of production and timing of development expenditures. The reserve data in the following tables only represent estimates and should not be construed as being exact.

The following reserves schedule sets forth the changes in estimated quantities of proved crude oil reserves:

	Crude Oil& Condensate (Bbls)	Gas (mcf)	Total (Boe)
Total proved reserves:
Balance at December 31, 2018	2,713,915	520,576	2,800,678
Revisions of previous estimates	(45,899)	(48,444)	(53,973)
Production	(152,095)	(56,111)	(161,447)
Balance at December 31, 2019	2,515,921	416,021	2,585,258
Revisions of previous estimates	(151,429)	(141,984)	(175,093)
Production	(140,056)	(43,366)	(147,284)
Balance at December 31, 2020	2,224,436	230,671	2,262,881

Proved developed reserves as of:
December 31, 2018	2,713,915	520,576	2,800,678
December 31, 2019	2,515,921	416,021	2,585,258
December 31, 2020	2,224,436	230,671	2,262,881
Proved undeveloped reserves as of:
December 31, 2018	-	-	-
December 31, 2019	-	-	-
December 31, 2020	-	-	-

F-129

The decrease in proved reserve quantities for the years ended December 31, 2019 and 2020 was due primarily to the impact of production and revisions of previous estimates caused by declines in the average prices per barrel of oil and per Mcf of natural gas.

Costs Incurred in Oil and Natural Gas Property Acquisitions and Development Activities

Costs incurred by the Company in oil and natural gas acquisitions and development are presented below:

	For the year ended December 31,
	2020	2019
Acquisitions:
Proved	$-	$-
Unproved	-	-
Exploration	-	-
Development	-	27,992
Costs incurred	$-	$27,992

Capitalized Costs

The following table sets forth the capitalized costs and associated accumulated depreciation, depletion, and amortization relating to the Company’s oil and gas acquisition, exploration, and development activities:

	December 31,
	2020	2019

Proved properties	$24,941,480	$26,507,542
Unproved properties	2,842,906	2,846,766
	27,784,386	29,354,308
Accumulated DD&A	(15,209,980)	(14,297,075)
Total	$12,574,406	$15,057,233

Future Net Cash Flows

Future cash inflows as of December 31, 2020 and 2019 were calculated using an unweighted arithmetic average prices per barrel of oil and per Mcf of natural gas at the first day of each month in the 12-month period prior to the end of the reporting period, except where prices are defined by contractual arrangements. Operating costs, production and ad valorem taxes and future development costs are based on current costs with no escalation.

F-130

The following table sets forth unaudited information concerning future net cash flows for proved oil and gas reserves. The standardized measure presented here does not include the effects of federal income taxes as the Company is taxed as a partnership and not subject to federal or state income taxes. This information does not purport to present the fair market value of the Company’s oil and gas assets, but does present a standardized disclosure concerning possible future net cash flows that would result under the assumptions used.

	December 31,
	2020	2019

Future cash inflows	$70,447,008	$116,931,364
Future production costs	(42,094,250)	(71,258,913)
Future net cash flows	28,352,758	45,672,451
10% annual discount for estimated timing of cash flows	(16,743,552)	(27,666,282)
Discounted future net cash flows	$11,609,206	$18,006,169

The following table sets forth the principal sources of change in the discounted future net cash flows:

	December 31,
	2020	2019

Balance, beginning of period	$18,006,169	$27,536,112
Sales, net of production costs	(1,292,849)	(3,198,303)
Net change in prices and production costs	(4,606,842)	1,722,709
Revision of quantities	(1,266,562)	(339,953)
Accretion of discount	1,083,992	2,572,057
Change in timing of production	648,995	(8,311,939)
Other	(963,697)	(1,974,514)
Balance, end of period	$11,609,206	$18,006,169

* * * * *

F-131

Annex A

Lubbock Energy Partners SPA

Execution Version

PURCHASE AND SALE AGREEMENT

between

lubbock energy partners, LLC,

Seller,

and

U.S. Energy CORPoration,

as Purchaser

Executed October 4, 2021

--

7.12	Environmental	20
7.13	Material Contracts	20
7.14	Current Commitments	20
7.15	Imbalances	20
7.16	Suspense Accounts, Sales Agreements	20
7.17	Securities Law Compliance.	20
7.18	Financial Statements of Seller	21
7.19	Certain Limitations; Schedules	22
7.20	Royalties, Etc.	22
7.21	Drilling Obligations	22
7.22	Current Bonds.	22
7.23	Non-Consent Operations	22
7.24	Partnerships	22
7.25	Absence of Certain Changes.	22
7.26	[Intentionally Omitted].	22
7.27	[Intentionally Omitted].	22
7.28	Permits	22
7.29	[Intentionally Omitted].	23
7.30	Certain Business Practices	23
7.31	Insurance.	23

ARTICLE VIII REPRESENTATIONS AND WARRANTIES OF PURCHASER		23
8.1	Organization, Existence, and Qualification	23
8.2	Authority, Approval, and Enforceability	23
8.3	Bankruptcy	24
8.4	Brokers’ Fees	24
8.5	No Conflicts	24
8.6	Consents	24
8.7	Financing	24
8.8	Regulatory	24
8.9	Independent Evaluation	24
8.10	Accredited Investor	25
8.11	Taxes	25
8.12	Litigation	25
8.13	Legal Compliance	25
8.14	Environmental	26
8.15	Material Contracts	26
8.16	Current Commitments	26
8.17	Capitalization.	26
8.18	SEC Documents and Financial Statements	27
8.19	Independent Registered Public Accounting Firm	28
8.20	Controls and Procedures; Listing; Investment Company	28
8.21	Contractual Restrictions	28
8.22	Form S-3 Eligibility	29
8.23	Exemptions from Securities Laws	29
8.24	Absence of Certain Changes	29
8.25	Board Approval	29
8.26	Fairness Opinion	29
8.27	Other PSA Diligence	29
8.28	Royalties, Etc.	30
8.29	Non-Consent Operations	30
8.30	Permits	30

--

ARTICLE IX CERTAIN COVENANTS AND AGREEMENTS		30
9.1	Conduct of Business Prior to Closing by Seller.	30
9.2	Conduct of Business Prior to Closing by Purchaser.	32
9.3	Successor Operator	33
9.4	Governmental Bonds; Guarantees	33
9.5	Material Required Consents	33
9.6	Preferential Rights	34
9.7	Casualty Loss	35
9.8	Revenues	35
9.9	Suspense Accounts	35
9.10	Agreements Concerning Employees; Non-Solicitation; No-Hire	36
9.11	Confidentiality	36
9.12	Public Announcements	36
9.13	Record Retention	36
9.14	Breaches before Closing	36
9.15	Amendment of Schedules	37
9.16	Proxy Statement and Shareholder Meeting	38
9.17	Additional Listing Application; Transfer Agent	40
9.18	NASDAQ Continued Listing	40
9.19	Seller’s Proxy Statement Information and Financial Statements.	40
9.20	Lock-Up	40
9.21	Sales Pursuant to Rule 144	41
9.22	Other PSAs	41
9.23	Closing Conditions	41

ARTICLE X CONDITIONS TO CLOSING		42
10.1	Mutual Conditions to Closing	42
10.2	Seller’s Conditions to Closing	42
10.3	Purchaser’s Conditions to Closing	43

ARTICLE XI CLOSING		44
11.1	Date of Closing	44
11.2	Closing Obligations	44
11.3	Records	45
11.4	Risk of Loss	45

ARTICLE XII TERMINATION		46
12.1	Termination	46
12.2	Effect of Termination	46
12.3	Return of Documentation and Confidentiality	47

ARTICLE XIII TAX MATTERS		48
13.1	Apportionment	48
13.2	Tax Reports and Returns	48
13.3	Transfer Taxes	49
13.4	Tax Proceedings	49
13.5	Amendments	49
13.6	Cooperation	49
13.7	Form 8594	49
13.8	Agreed Tax Treatment	49

--

ARTICLE XIV ASSUMPTION; INDEMNIFICATION; SURVIVAL		50
14.1	Assumption by Purchaser	50
14.2	Indemnities of Seller	50
14.3	Indemnities of Purchaser	50
14.4	No Third-Party Claims	51
14.5	Limitation on Liability	51
14.6	Express Negligence	53
14.7	Exclusive Remedy	53
14.8	Indemnification Procedures	54
14.9	Survival	55
14.10	Waiver of Right to Rescission	56
14.11	Subrogation	56
14.12	Non-Compensatory Damages	56

ARTICLE XV MISCELLANEOUS		57
15.1	Legal Fees	57
15.2	Expenses	57
15.3	Governing Law	57
15.4	Jurisdiction and Venue	57
15.5	Waiver of Jury Trial	58
15.6	Time of the Essence; Calculation of Time	58
15.7	Notices	58
15.8	Entire Agreement; Conflicts	59
15.9	Amendments and Waivers	59
15.10	Binding Effect; Assignment	60
15.11	Counterparts	60
15.12	Third-Party Beneficiaries	60
15.13	Severability	61
15.14	DTPA	61
15.15	Headings; Mutuality	61
15.16	Removal of Name	61
15.17	Litigation Support	61
15.18	Further Assurances	62
15.19	Filings, Notices, and Certain Governmental Approvals	62
15.20	Specific Performance	62

--

APPENDIX

Appendix:	Description:
Appendix A	Defined Terms

EXHIBITS

Exhibits:		Description:
Exhibit A-1	—	Acquired Leases
Exhibit A-2	—	Acquired Mineral Interests
Exhibit A-3	—	Acquired Wells
Exhibit B	—	Specified Excluded Assets
Exhibit C-1	—	Form of Assignment
Exhibit C-2	—	Form of Mineral Deed
Exhibit D	—	Form of Closing Certificate
Exhibit E	—	Form of Non-Foreign Affidavit
Exhibit F	—	Form of Registration Rights Agreement
Exhibit G	—	Form of Voting Agreement
Exhibit H	—	Form of Contribution Agreement

SCHEDULES

Schedules:		Description:
Schedule EPA	—	Existing Purchaser Assets
Schedule 3.3(a)(ii)	—	Specified Costs
Schedule 3.4	—	Seller’s Wiring Instructions;
Schedule 7.6	—	Taxes of Seller
Schedule 7.7	—	No Conflicts
Schedule 7.8	—	Material Required Consents
Schedule 7.9	—	Preferential Rights
Schedule 7.10	—	Litigation of Seller
Schedule 7.11	—	Legal Compliance of Seller
Schedule 7.12	—	Environmental (Seller)
Schedule 7.13	—	Material Contracts of Seller
Schedule 7.14	—	Current Commitments of Seller
Schedule 7.15	—	Imbalances
Schedule 7.16	—	Suspense Accounts
Schedule 7.18	—	Seller Financial Statements
Schedule 7.22	—	Current Bonds
Schedule 7.23	—	Non-Consent Operations of Seller
Schedule 7.25	—	Absence of Certain Changes
Schedule 8.11	—	Taxes of Purchaser
Schedule 8.12	—	Litigation of Purchaser
Schedule 8.13	—	Legal Compliance of Purchaser
Schedule 8.14	—	Environmental (Purchaser)
Schedule 8.15	—	Material Contracts of Purchaser
Schedule 8.16	—	Current Commitments of Purchaser
Schedule 8.17	—	Capitalization
Schedule 8.18	—	SEC Documents and Financial Statements
Schedule 8.27	—	Diligence
Schedule 8.29	—	Non Consent Operations of Purchasers
Schedule 9.1	—	Certain Operations by Seller
Schedule 9.2	—	Certain Operations by Purchaser

--

PURCHASE AND SALE AGREEMENT

This PURCHASE AND SALE AGREEMENT (this “Agreement”), dated October 3, 2021 (the “Execution Date”), is made by and between Lubbock Energy Partners, LLC, a Texas limited liability company and (“Seller”), and U.S. Energy Corporation, a Wyoming corporation (“Purchaser”). Seller and Purchaser are sometimes referred to herein collectively as the “Parties” and each individually as a “Party”.

RECITALS

WHEREAS, Seller owns and desires to sell certain oil and gas interests and other assets and properties in exchange for the Purchase Price (as defined herein) and other consideration to be paid by Purchaser under the terms of, and subject to the conditions in, this Agreement; and

WHEREAS, Purchaser desires to purchase such oil and gas interests and other assets and properties under the terms of, and subject to the conditions in, this Agreement.

AGREEMENT

NOW, THEREFORE, for and in consideration of the mutual covenants herein contained, the benefits to be derived by each Party hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Article I

DEFINED TERMS; INTERPRETATION

1.1 Defined Terms. Capitalized terms used in this Agreement that are not otherwise defined in this Agreement are defined in Appendix A.

1.2 Interpretation. As used in this Agreement, except as otherwise indicated in this Agreement or as the context may otherwise require:

(a) the words “include”, “includes”, and “including” are deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of similar import;

(b) the word “or” is not exclusive, and the word “extent” in the phrase “to the extent” means the degree or proportion to which a subject or other thing extends, and such phrase shall not mean simply “if”;

(c) references to an “Article”, “Section”, “preamble”, “recital”, or any other subdivision, or to an “Appendix”, “Exhibit”, or “Schedule”, are to an article, section, preamble, recital, or subdivision of this Agreement, or to an appendix, exhibit, or schedule to this Agreement, respectively;

(d) the words “this Agreement”, “hereby”, “hereof”, “herein”, “hereunder”, and comparable words refer to all of this Agreement, including the Appendix, Exhibits, and Schedules to this Agreement, and not to any particular Article, Section, preamble, recital, or other subdivision of this Agreement or Appendix, Exhibit, or Schedule to this Agreement;

(e) any pronoun in masculine, feminine, or neuter form shall include each other gender;

1

(f) any word in the singular form includes the plural and vice versa;

(g) references to any agreement or other document are to such agreement or document as amended, modified, superseded, supplemented, and restated now or from time to time after the date of this Agreement;

(h) references to any Law are references to such Law as amended, modified, supplemented, and restated now or from time to time after the date of this Agreement, and to any corresponding provisions of successor Laws, and, unless the context requires otherwise, any reference to any statute shall be deemed also to refer to all rules and regulations promulgated and Orders issued thereunder;

(i) references to any Person include such Person’s respective permitted successors and permitted assigns;

(j) references to a “day” or number of “days” (without the explicit qualification of “Business”) refer to a calendar day or number of calendar days; and

(k) any financial or accounting term that is not otherwise defined in this Agreement shall have the meaning given such term under GAAP.

Article II

PURCHASE AND SALE

2.1 Purchase and Sale of Assets. At the Closing, under the terms of, and subject to the conditions in, this Agreement, Seller shall sell and convey to Purchaser, and Purchaser shall purchase and receive from Seller, all of Seller’s right, title, and interest in and to the Acquired Assets.

2.2 Acquired Assets. The term “Acquired Assets” means Seller’s right, title, and interest in and to the following, but excluding the Excluded Assets and subject to the terms and reservations herein:

(a) the oil, gas, and mineral leases located in the State of Texas described in Exhibit A-1 (collectively, the “Acquired Leases”), together with any and all other rights title and interests of Seller in and to the lands as described above;

(b) all oil and gas mineral fee interests described in Exhibit A-2, (the “Acquired Mineral Interests”), together with any and all other rights, titles, and interests of Seller in and to the lands covered or burdened thereby and all other interests of Seller of any kind or character in and to the Acquired Leases and the Acquired Mineral Interests;

(c) all existing and effective unitization, pooling, and communitization agreements, declarations, and orders covering any of the lands covered or burdened by any of the Acquired Leases or Acquired Mineral Interests (such lands, together with all other lands pooled or unitized under such agreements, declarations, and orders, are referred to herein as the “Lands”);

(d) all wells (including all Hydrocarbon wells, water wells, disposal wells, injection wells, abandoned wells, and any other wells) and all associated lateral pipelines located on the Lands, whether producing or non-producing (the “Acquired Wells” and together with the Acquired Leases and the Acquired Mineral Interests, the “Acquired Properties”), including the Hydrocarbon wells listed on Exhibit A-3;

2

(e) (i) all Hydrocarbons in, on, or under, or that may be produced from, the Lands on or after the Effective Time, (ii) all Hydrocarbon inventories from or attributable to the Lands in storage on the Effective Time, and (iii) all Hydrocarbons attributable to make-up rights and obligations with respect to imbalances attributable to the Lands;

(f) to the extent transferable (at no out of pocket cost or expense to Seller), all Easements on or over the Lands to the extent primarily used or held for use as of the Closing Date in connection with the ownership of or Operations applicable to the Acquired Properties (the “Acquired Easements”);

(g) to the extent transferable (at no out of pocket cost or expense to Seller), all Permits that have been granted or issued as of the Closing Date solely in connection with Operations applicable to any other any Acquired Property or Acquired Personal Property;

(h) all fee interests in surface real property and leasehold estates in surface real property, in each case, that cover any part of the Lands or are primarily used or held for use in connection with the ownership or operation of the Acquired Assets (the “Acquired Real Estate”);

(i) all owned and leased interests in the Equipment and Operating Inventory primarily used or held for use as of the Closing Date in connection with Operations applicable to the Acquired Properties (collectively, the “Acquired Personal Property”);

(j) all Hydrocarbon sales, purchase, gathering, and processing contracts, transportation contracts, operating agreements, balancing agreements, joint venture agreements, partnership agreements, farmout and farmin agreements, area of mutual interest agreements, surface use agreements, contribution agreements, and other contracts and agreements, in each case, to the extent the foregoing cover, are attributable to, or relate to any of the other Acquired Assets or to Operations on the Acquired Assets (the “Acquired Contracts”), including those Material Contracts listed on Schedule 7.13; provided, however, that Acquired Contracts do not include any (i) Acquired Lease, Acquired Mineral Interest, Acquired Easement, Permit, or Acquired Real Estate; (ii) master services agreements (other than any master services agreement specifically listed on Schedule 7.13, which master services agreement(s), if listed on Schedule 7.13, is an Acquired Contract) or (iii) contract or agreement to the extent relating to any Excluded Asset;

(k) (i) all accounts receivable for which Seller receives an upward adjustment to the Base Purchase Price pursuant to Section 3.3(a)(iii), and (ii) except to the extent relating to any Excluded Assets, and except for Claims, payments, and proceeds under insurance policies (other than proceeds which are to be transferred in connection with any Casualty Losses pursuant to Section 9.7), all rights, claims, and causes of action against Third Parties (including warranty and indemnity claims and defenses) to the extent and only to the extent, in each case, (1) arising on or after the Effective Time, (2) assignable and (3) relating to any of the Assumed Liabilities;

(l) all Technical Data in Seller’s possession (or in the possession of their Affiliates) that primarily relates to the Acquired Properties of Seller (the “Acquired Data”); and

(m) to the extent transferable, all Records to the extent relating to the other Acquired Assets described in Section 2.2(a) through 2.2(l) that are in the possession of Seller or any of its Affiliates; provided, however, that (i) Records relating to Income Taxes or franchise taxes, constituting Acquired Data, or relating to Seller’s business generally, (ii) Records that are subject to a valid legal privilege or to disclosure restrictions, (iii) Records that are not transferable without payment of additional consideration (and Purchaser has not agreed in writing to pay such additional consideration), (iv) all e-mails, and (v) all employee files, in each case, shall be excluded (the foregoing items in this subpart (l), less the items listed above as being excluded, and less the other Excluded Assets, collectively, the “Acquired Records”); provided further, however, Seller may retain a copy of all such Acquired Records and shall have no obligation to delete electronic file Acquired Records from Seller’s or its Affiliates servers and networks, provided, that Seller uses commercially reasonable efforts to keep such information confidential following the date of this Agreement.

3

2.3 Excluded Assets. Notwithstanding Section 2.2, the Acquired Assets shall not include, and there is excepted, reserved, and excluded from the Contemplated Transactions, all of the following of Seller and its Affiliates (the “Excluded Assets”):

(a) corporate, financial, Income Tax, franchise tax, and legal data and records of Seller (other than title records pertaining to the Acquired Properties), and all other information, records, and data that relate to Seller’s business generally (whether or not relating to the Acquired Assets) or to businesses of Seller or any Affiliate of Seller other than the exploration and production of Hydrocarbons;

(b) all accounts receivable (other than accounts receivable for which Seller receives an upward adjustment to the Base Purchase Price pursuant to Section 3.3(a)(iii)) and other rights to payment, refund, or indemnity accruing or attributable to any period before the Effective Time or to any Excluded Assets, including the right to any payments under any Acquired Leases (including any reduction to, rebate of or earn-back with respect to bonus payments paid prior to the Effective Time) or otherwise with respect to any Royalties or the overpayment thereof, the full benefit of all Liens, security for such accounts, or rights to payment, and all rights, Claims, refunds, causes of action, or choses in action relating to the foregoing, except in each case with respect to Property and Production Taxes for which Purchaser is responsible under Section 13.1;

(c) all production of Hydrocarbons from or attributable to the Acquired Properties with respect to any period before the Effective Time (other than Hydrocarbons in storage on the Effective Time and make-up Hydrocarbons with respect to imbalances described in Section 2.2(d)), including (i) all proceeds attributable to any such pre-Effective Time production, and (ii) all rights, Claims, refunds, causes of action, or choses in action relating to such pre-Effective Time production or proceeds (including settlement of take-or-pay disputes);

(d) except as contemplated in Section 9.7 in respect of Casualty Losses, all insurance policies, and all Claims, payments, and proceeds under any such insurance policies, to the extent relating to any period prior to the Effective Time;

(e) all deposits, surety bonds, letters of credit, and collateral pledged to secure any Liability or obligation of Seller in respect of the Acquired Assets;

(f) all rights or interest of any Seller in any Intellectual Property;

(g) (i) a copy of all of Seller’s Technical Data, (ii) all interpretive data and analysis of Technical Data, and (iii) all studies related to reserve assessments and economic estimates and analyses;

(h) all data, software, and records to the extent disclosure or transfer is prohibited or subjected to payment of a fee, penalty, or other consideration by any license agreement or other agreement with a Person other than Affiliates of Seller, or by applicable Law, and for which no consent to transfer has been received or for which Purchaser has not agreed in writing to pay such fee, penalty, or other consideration, as applicable;

4

(i) all information entitled to legal privilege, including attorney work product and attorney-client communications (excluding title opinions), and all information, records, and data relating to the Excluded Assets;

(j) records relating to either (i) the auction, marketing, acquisition, or disposition (or proposed acquisition or disposition) of the Acquired Assets, including the existence, identity, and inquiries and proposals received from or made to, and records of negotiation with, any Person, and any economic analyses associated therewith, and all internal communications with and documents shared by and with legal counsel of Seller in connection with any of the foregoing, or (ii) any employees of Seller or any of their Affiliates;

(k) all proceeds from the settlement or disposition of any Claims, Proceedings, or disputes, all warranties and rights to indemnification, and all other rights, claims, refunds, causes of action, and choses in action, in each case, owed or paid to or in favor of Seller or any of its Affiliates, in each case, (i) under the Transaction Documents, (ii) arising out of or relating to any of the other Excluded Assets or Excluded Liabilities or to any matters for which Seller is obligated hereunder to indemnify any Person, or (iii) to the extent related to the period prior to the Effective Time;

(l) audit rights under operating agreements or other contracts or agreements to the extent attributable or relating to periods before the Effective Time, any other Excluded Assets or Excluded Liability, or any matters for which Seller has agreed to indemnify the Indemnified Purchaser Parties hereunder, and Purchaser will cooperate with Seller to facilitate Seller’s exercise of such rights;

(m) any Claims of Seller or any Affiliate of Seller for any refunds of or loss of carry forwards in respect of any Taxes for which Seller is liable for payment or required to indemnify Purchaser hereunder, including with respect to (i) taxable periods or portions thereof ending on or prior to the Effective Time, (ii) Income Taxes or franchise Taxes relating to taxable periods or portions thereof ending on or prior to the Effective Time, or (iii) Taxes attributable to any Excluded Assets or Excluded Liabilities;

(n) all vehicles not listed on Exhibit A-4 and all office furniture, office supplies, personal computers and associated peripherals, licensed software, and all radio (excluding SCADA equipment), cell phones and telephone equipment;

(o) all overhead costs and expenses paid or payable by Third Party non-operators to Seller or any of their Affiliates pursuant to any applicable joint operating agreement with respect to periods of time prior to Closing;

(p) all electronic communications, including email;

(q) all other assets and properties specifically listed in Exhibit B, regardless of whether such assets and properties may be used or held for use in connection with the Acquired Assets;

(r) copies of the Acquired Records; and

(s) all other assets and properties expressly excluded from the Contemplated Transactions pursuant to the terms of this Agreement.

2.4 Assumption of Liabilities. At the Closing, Purchaser shall assume and agree to timely and fully pay, perform, and otherwise discharge, the Assumed Liabilities, under the terms of, and subject to the conditions in, this Agreement.

2.5 Effective Time. Notwithstanding that the Closing may occur on another date and at another time, the purchase and sale of the Acquired Assets and the assumption of the Assumed Liabilities shall be effective as of the Effective Time.

5

Article III

PURCHASE PRICE

3.1 Purchase Price. Subject to the other terms and provisions of this Agreement, in addition to assumption by Purchaser of the Assumed Liabilities, the consideration payable by Purchaser to Seller for the Acquired Assets shall be the Purchase Price. At Closing, Purchaser shall (a) deliver 6,568,828 shares of Common Stock (the “Share Consideration”) to Seller and (b) pay an amount equal to One Hundred Twenty-Five Thousand U.S. Dollars ($125,000.00) to Seller (the “Cash Consideration” and together with the Share Consideration, the “Base Purchase Price”). The “Purchase Price” means (a) the Base Purchase Price; plus or minus (b) the net amount of the adjustments under Section 3.3. The adjustments under Section 3.3 shall be made solely to the Cash Consideration and shall be preliminarily determined under Section 3.4 pursuant to the Preliminary Settlement Statement and subject to final adjustment after the Closing under Section 3.5 pursuant to the Final Settlement Statement. The number of shares of Common Stock constituting the Share Consideration shall be proportionately adjusted to reflect any stock split, combination of shares, stock dividend or other similar event affecting the Common Stock occurring after the date of this Agreement and prior to the Closing.

3.2 Deposit. Concurrently with the execution of this Agreement by the Parties, Purchaser shall deposit by wire transfer of immediately available funds with Citizens Bank (the “Escrow Agent”), in the escrow account (the “Escrow Account”) established under the escrow agreement entered into by the Escrow Agent and the Parties on the Execution Date (the “Escrow Agreement”), an amount in cash equal to Five Hundred Thousand Dollars ($500,000.00) (the “Deposit”) as an earnest money deposit. Interest accruing on the Deposit shall become part of the Deposit for all purposes under this Agreement. The Deposit is not refundable, except as expressly provided in Section 12.2. If the Closing occurs, then the Deposit shall be released to Seller and applied towards the Closing Amount under Section 3.4(b). If the Closing does not occur, then the Deposit shall be released as provided in Section 12.2.

3.3 Adjustments to Purchase Price. All adjustments to the Purchase Price under this Section 3.3 shall be without duplication of other adjustments under this Section 3.3:

(a) Upward Adjustments. The Base Purchase Price shall be adjusted upward by the following:

(i) the amount of all Property Expenses, Royalties, and other costs and expenses attributable to the Acquired Assets or the operation or ownership thereof during the period from and after the Effective Time that are paid by or on behalf of, but have not been reimbursed to, Seller or its Affiliates; including (A) rentals, shut-in payments, and other lease payments, (B) renewals and/or extensions of Acquired Leases, (C) prepaid costs and expenses (including payment of insurance and bond premiums, surface use agreement fees, and software licensing fees, to the extent such payments are attributable to the period from and after the Effective Time), and (D) costs of acquiring necessary Easements, provided that no upward adjustment made pursuant to this Section 3.3(a)(i) shall affect Purchaser’s liability with respect to Assumed Liabilities;

(ii) the expenditures listed on Schedule 3.3(a)(ii) that are paid by or on behalf of Seller or its Affiliates, whether attributable to periods before or after the Effective Time;

6

(iii) to the extent that Seller has not been reimbursed prior to Closing, the aggregate amount of all accounts receivable with respect to costs and expenses paid by Seller or its Affiliates on behalf of any Third-Party co-owner of any property or asset a portion of which constitutes an Acquired Asset (whether attributable to periods before or after the Effective Time), and Purchaser shall be responsible for the collection of such accounts receivable from and after Closing;

(iv) the amount of all Property and Production Taxes prorated to Purchaser under Section 13.1 that are paid or to be paid or otherwise economically borne by Seller or its Affiliates (net of any deductions, credits, reimbursements, and refunds attributable thereto that are realized by Seller);

(v) the amount of all income, revenues, and proceeds attributable to the Acquired Assets during the period prior to the Effective Time that are received by or otherwise owing to Purchaser or its Affiliates and not remitted or paid to Seller, net of any applicable marketing fees and adjustments, Royalties, and Production Taxes in connection therewith (including amounts owing to Seller in connection with overpayment of any Royalties, but excluding amounts held in suspense for the benefit of a Third Party);

(vi) an amount equal to all Hydrocarbons attributable to the Acquired Properties that, at the Effective Time, constitute linefill or that are in storage tanks above the load level connection or within processing plants, multiplied by the applicable price paid or, if not yet sold, the applicable price for which the applicable production from the Acquired Properties was sold most recently prior to the Effective Time; and

(vii) any other amount provided for elsewhere in this Agreement or otherwise agreed upon by Seller and Purchaser.

(b) Downward Adjustments. The Base Purchase Price shall be adjusted downward by the following:

(i) the amount of all pre-Effective Time Property Expenses attributable to the Acquired Properties or the ownership or operation thereof during the period prior to the Effective Time (other than those described in Section 3.3(a)(ii)) that are incurred by Seller and paid by, but have not been reimbursed to, Purchaser or its Affiliates;

(ii) the amount of all Property and Production Taxes prorated to Seller under Section 13.1 that are paid or to be paid or otherwise economically borne by Purchaser or its Affiliates (net of any deductions, credits, reimbursements, and refunds attributable thereto that are realized by Purchaser);

(iii) other than any Excluded Assets, the amount of all income, revenues, and proceeds attributable to the Acquired Properties during the period from and after the Effective Time that are received by Seller or its Affiliates and not remitted or paid to Purchaser, and for which Seller has provided the Purchaser prompt written notice of the receipt of, net of any applicable marketing fees and adjustments, Royalties, and Production Taxes in connection therewith (excluding amounts held in suspense for the benefit of a Third Party, and excluding any rebates of insurance premiums received as a result of termination of Seller’s insurance policies (which are for Seller’s account); and

(iv) any other amount provided for elsewhere in this Agreement or otherwise agreed upon by Seller and Purchaser.

7

(c) Imbalance Adjustments. The Base Purchase Price shall be further adjusted upward or downward, as appropriate, by (i) the volume of wellhead imbalances as of the Effective Time attributable to Seller’s interest in the Acquired Assets, multiplied by $4.00 per MCF (upward for underage and downward for overage); and (ii) the volume of any pipeline or transportation imbalances as of the Effective Time attributable to Seller’s interest in the Acquired Assets, multiplied by the then current monthly price applicable to deliveries to the applicable pipeline (upward for over-deliveries and downward for under-deliveries).

(d) Overpayment Adjustments. For the avoidance of doubt, in the event Seller or its Affiliates receive an overpayment of proceeds for which Purchaser receives an adjustment to the Base Purchase Price under Section 3.3(b) and Seller is subsequently required to reimburse or otherwise account for such overpayment to a Third Party, Seller shall be entitled to a reimbursement from Purchaser of such overpayment amount, which if such amount is known prior to the issuance of the Final Settlement Statement, shall be reflected as an adjustment on the Final Settlement Statement.

3.4 Preliminary Settlement Statement; Closing Amount.

(a) Preliminary Settlement Statement. Not less than five (5) Business Days prior to Closing, Seller shall prepare and submit to Purchaser a draft settlement statement (the “Preliminary Settlement Statement”) that shall set forth (i) estimates of the adjustments under Section 3.3, and (ii) the resulting Closing Amount and Closing Payment. Seller may thereafter, until the Business Day prior to Closing, continue to update the Preliminary Settlement Statement after submission of the initial draft thereof to Purchaser. Within two (2) Business Days of receipt from Seller of the initial draft of the Preliminary Settlement Statement, Purchaser will deliver to Seller a written report containing all changes with the explanation therefor that Purchaser proposes to be made to the Preliminary Settlement Statement. The Preliminary Settlement Statement, as agreed upon by the Parties, will be used to adjust the Base Purchase Price at Closing; provided, however, if the Parties do not agree upon an adjustment set forth in the Preliminary Settlement Statement, then the amount of such adjustment used to adjust the Purchase Price at Closing shall be the amount proposed by Seller prior to Closing.

(b) Closing Amount. The Cash Consideration, as increased or decreased by the net amount of the estimated upward and downward adjustments under Section 3.3, as set forth in the Preliminary Settlement Statement, is referred to herein as the “Closing Amount”. At the Closing:

(i) subject to Section 3.4(c), an amount in cash equal to (A) the Closing Amount, minus (B) the Deposit, shall be paid by Purchaser to Seller in accordance with Schedule 3.4 by federal funds wire transfer of immediately available funds to an account or accounts designated in writing by Seller to Purchaser (the “Closing Payment”); and

(ii) except as specified in the second and the last sentence of Section 3.4(c), the Parties shall issue a joint written instruction to the Escrow Agent to release the Deposit to Seller from the Escrow Account, which shall be released at the Closing by federal funds wire transfer of immediately available funds to an account or accounts designated in writing by Seller.

(c) Cash Settlement. The adjustments to the Base Purchase Price at Closing shall be settled with cash. To the extent the adjustments to the Base Purchase Price result in a Closing Amount that is equal to or in excess of the Deposit, the Parties shall issue a joint written instruction to the Escrow Agent to release at Closing the Deposit to Seller from the Escrow Account and, if applicable, Purchaser shall remit to Seller at Closing an amount in cash equal to the Closing Amount minus the Deposit. To the extent the adjustments to the Base Purchase Price result in a Closing Amount that is less than the Deposit but greater than $0, the Parties shall issue a joint written instruction to the Escrow Agent to release at Closing the Deposit to Seller from the Escrow Account, and Seller shall remit to Purchaser at Closing an amount in cash equal to the Deposit minus the Closing Amount. To the extent the adjustments to the Base Purchase Price result in a Closing Amount that is less than $0, the Parties shall issue a joint written instruction to the Escrow Agent to release at Closing the Deposit to Purchaser from the Escrow Account, and Seller shall remit to Purchaser at Closing an amount in cash equal to the Closing Amount.

8

3.5 Final Settlement Statement; Cash Consideration.

(a) Final Settlement Statement. Not later than 5:00 p.m., Houston, Texas time on the date that is one hundred twenty (120) days following the Closing Date (the “Final Settlement Date”), Seller, with the assistance and cooperation of Purchaser and Purchaser’s Entity Representatives (including by means of access to such Acquired Records and other Purchaser information and records as Seller reasonably deem necessary or appropriate), shall prepare and deliver to Purchaser a final settlement statement (the “Final Settlement Statement”). The Final Settlement Statement will take into account all final adjustments to the Base Purchase Price provided in this Agreement, including each adjustment under Section 3.3 not finally determined or that was estimated or incorrectly determined at the Closing pursuant to the Preliminary Settlement Statement, and will set forth a reconciliation of the Closing Amount to the Final Cash Consideration.

(b) Objection Report. As soon as practicable after receipt of Seller’s proposed Final Settlement Statement, but in any case not later than 5:00 p.m., Houston, Texas time on the date that is ten (10) Business Days after receipt of Seller’s proposed Final Settlement Statement (the “Objection Date”), Purchaser may deliver to Seller a detailed written report (an “Objection Report”) containing: (i) those particular items or amounts in Seller’s proposed Final Settlement Statement as to which Purchaser objects; (ii) the reasons, in reasonable detail, for each such objection, together with any supporting documentation available to Purchaser; and (iii) Purchaser’s calculation of the Final Cash Consideration. Any particular amounts or items contained or omitted in Seller’s proposed Final Settlement Statement that are not specifically objected to by Purchaser in a proper and timely delivered Objection Report shall be deemed accepted by Purchaser and shall be final, binding, and conclusive on both Parties and not subject to dispute. If Purchaser does not deliver a proper Objection Report by the Objection Date, then Seller’s proposed Final Settlement Statement and calculation of the Final Cash Consideration shall be deemed final, binding, and conclusive on both Parties and not subject to dispute.

(c) Negotiation Period. If an Objection Report is properly and timely delivered by Purchaser, then Purchaser and Seller shall negotiate in good faith during the twenty (20) Business Day period after such delivery (the “Negotiation Period”) to reach an agreement on the disputed items or amounts to determine the Final Cash Consideration. If Seller and Purchaser agree as to the Final Cash Consideration or any particular amount or item thereof that is specifically objected to in the Objection Report, then Purchaser and Seller shall execute a written acknowledgement of such agreement, and the Final Cash Consideration or any amounts or items thereof that are the subject of such agreement, as applicable, shall be deemed final, binding, and conclusive on both Parties and not subject to dispute.

9

(d) Submission to Accounting Referee. If Purchaser and Seller are unable to agree on the Final Cash Consideration and all such items or amounts by the expiration of the Negotiation Period, then any remaining dispute, controversy, or matters of difference relating to the Final Settlement Statement or the determination of the Final Cash Consideration (collectively, “Final Settlement Disputes”) shall be resolved by a nationally recognized firm of independent accountants that does not have a material relationship with either Party and that is reasonably acceptable to Seller and Purchaser (the “Accounting Referee”). To the extent necessary, Seller and Purchaser shall act in good faith to promptly agree on the Accounting Referee and to execute such engagement letters and other documents as shall be necessary to engage the Accounting Referee within ten (10) Business Days after the expiration of the Negotiation Period. The fees and expenses of the Accounting Referee shall be paid fifty percent (50%) by Seller and fifty percent (50%) by Purchaser.

(e) Materials to Accounting Referee. Seller and Purchaser shall each present to the Accounting Referee, with a simultaneous copy to the other Party, a single written statement of its position on each Final Settlement Dispute, together with a copy of this Agreement, the Preliminary Closing Statement, Seller’s draft Final Settlement Statement, Purchaser’s Objection Report, and any supporting material that such Party desires to furnish, not later than fifteen (15) Business Days after appointment of the Accounting Referee. Seller and Purchaser shall in no event attempt to communicate with the Accounting Referee with respect to each Final Settlement Dispute without providing the other Party the opportunity to jointly discuss or confer with the Accounting Referee with respect to each such Final Settlement Dispute.

(f) Decisions of Accounting Referee. The Accounting Referee shall make its determination and provide to the Parties written findings within twenty (20) Business Days after it has received the materials under Section 3.5(e). In making a determination, the Accounting Referee shall be bound by the terms of this Agreement and, without any additional or supplemental submittals by either Party (except as may be specifically requested by the Accounting Referee), may consider such other accounting and financial standards matters as in its opinion are necessary or appropriate to make a proper determination. The decision of the Accounting Referee shall be final, conclusive, binding, and non-appealable and shall be enforceable against any of the Parties in any court of competent jurisdiction, provided that the Accounting Referee (i) shall be limited to determining the specific Final Settlement Disputes submitted to it, (ii) shall set forth a calculation of the Final Cash Consideration and any item or component thereof that was not finally determined during or before the Negotiation Period and a line-item comparison (showing increases and decreases) to the calculations contained in the Final Settlement Statement and the Objection Report, together with explanations of each variance, and (iii) may not determine a Final Cash Consideration that is more than the applicable amount in Seller’s draft Final Settlement Statement or that is less than the applicable amount in Purchaser’s Objection Report. The Accounting Referee shall act as an expert for the limited purpose of determining the specific Final Settlement Statement matters presented to it, shall not have the powers of an arbitrator, shall be limited to the procedures set forth in this Section, may not hear or decide any matters except the specific Final Settlement Statement matters presented to it and may not award damages, interest, costs, reasonable attorney’s fees, expenses, or penalties to either Party.

(g) Final Determination Date. The final Cash Consideration, as agreed upon by the Parties or finally determined by the Accounting Referee, as applicable, shall be deemed final, binding, and conclusive on both Parties and not subject to dispute (the “Final Cash Consideration”). The date on which the Final Cash Consideration shall be deemed to have been determined (the “Final Determination Date”) shall be the earliest of: (i) the Objection Date, if Purchaser has not delivered an Objection Report by the Objection Date; (ii) the date during the Negotiation Period that Purchaser and Seller have resolved all disputed amounts with respect to the Final Cash Consideration, if all disputed amounts with respect to the Final Cash Consideration are resolved during the Negotiation Period; and (iii) the date on which the Accounting Referee delivers its report as to the final determination of the Final Cash Consideration, if submitted to the Accounting Referee.

(h) Cooperation. Seller and Purchaser shall, and shall cause their respective Entity Representatives and independent accountants to, cooperate and assist as requested by the Parties and the Accounting Referee in the preparation of the Final Settlement Statement and the calculation of the Final Cash Consideration and in providing access and conducting reviews referred to in this Section 3.5, including making available to the extent necessary their respective books, records, work papers, and appropriate personnel.

10

(i) Payment of Final Cash Consideration. If the Final Cash Consideration as finally determined under this Section 3.5 is more than the Closing Amount, then Purchaser shall pay in cash to Seller, within five (5) Business Days after the Final Determination Date, the amount of such difference by wire transfer of immediately available funds to an account or accounts designated by Seller. If the Final Cash Consideration as finally determined under this Section 3.5 is less than the Closing Amount, then Seller shall pay in cash to Purchaser, within five (5) Business Days after the Final Determination Date, the amount of such difference by wire transfer of immediately available funds to an account or accounts designated by Purchaser. For clarity, thereafter there shall be no further adjustments to the Purchase Price between the Parties under this Agreement, including for any Property Expenses.

3.6 Allocation of Purchase Price. Purchaser and Seller agree that the Base Purchase Price shall be solely allocated among the Acquired Wells as set forth on Exhibit A-3. The separate value allocated to each Acquired Well, if any, is referred to herein as the “Allocated Value” of such Acquired Asset, and each Acquired Asset to which a separate value is not allocated has an Allocated Value of zero U.S. Dollars ($0.00). The Parties agree that the Allocated Values set forth on Exhibit A-3 represent reasonable estimates of the fair market values of the Acquired Wells described therein. Such Allocated Values shall be used in calculating adjustments to the Purchase Price as provided herein.

Article IV

DISCLAIMERS

4.1 Limitations and Disclaimers. Except for the express and specific representations set forth in Article VII and except for the special warranty contained in the Assignment, (i) Purchaser acknowledges that neither Seller nor or any other Indemnified Seller Party have made, and Seller hereby expressly disclaims and negates (on its behalf and on behalf of the other Indemnified Seller Parties), and Purchaser hereby expressly waives and disclaims any reliance on, any representation or warranty, express, implied, at common law, by statute, or otherwise, including relating to production rates, recompletion opportunities, decline rates, gas balancing information, or the quality, quantity, volume, value, recoverability, or deliverability of the reserves of hydrocarbons, if any, attributable to the Acquired Assets, or the accuracy, completeness, or materiality of any Background Materials, Acquired Records, or other records, information, data, or materials (written or oral) now, heretofore or hereafter furnished to any Indemnified Purchaser Party by or on behalf of any Indemnified Seller Party, or the environmental or other condition of the Acquired Assets, and (ii) Seller expressly disclaims and negates (on its behalf and on behalf of the other Indemnified Seller Parties), and Purchaser hereby expressly waives, any and all liability and responsibility of any Indemnified Seller Party for any representation, warranty, statement, or information made or communicated (orally or in writing) to Purchaser or any Indemnified Purchaser Party (including any opinion, information, projection, or advice that may have been provided to any such Person by Seller or any other Indemnified Seller Party).

11

4.2 Further Limitations and Disclaimers. Except for the express and specific representations set forth in Article VII and except for the special warranty contained in the Assignment, and without limiting the generality of the foregoing, Seller expressly disclaims and negates, and Purchaser hereby waives and disclaims any reliance on, any representation or warranty, express, implied, at common law, by statute, or otherwise, as to any of the following: (i) the contents, character, accuracy, completeness, or materiality of records, information, data, or other materials (written or oral) now, heretofore or hereafter furnished to Purchaser or any Indemnified Purchaser Party by or on behalf of any Indemnified Seller Party, including any information memorandum, reports, brochures, charts or statements prepared by any Indemnified Seller Party or Third Party with respect to the Acquired Assets; (ii) the contents, character, or nature of any report of any petroleum engineering consultant, or any engineering, geological, or seismic data or interpretation, relating to the Acquired Assets; (iii) any estimates of the value of, or future revenues generated by, or cost estimates concerning, the Acquired Assets; (iv) production rates, recompletion opportunities, decline rates, gas balancing information, or the quality, quantity, volume, value, recoverability, or deliverability of the reserves of Hydrocarbons, if any, attributable to the Acquired Assets or Seller’s interest therein; (v) title to any of the Acquired Assets; (vi) maintenance, repair, condition, quality, suitability, marketability, merchantability, or fitness for a particular purpose of the Acquired Assets; (vii) any rights of purchasers under appropriate statutes to claim diminution of consideration or return of the purchase price; (viii) any implied or express warranty of freedom from defects, whether known or unknown; (ix) any implied warranties existing under applicable Law; (x) any implied or express warranty of freedom from patent or trademark infringement; and (xi) the environmental or other condition of the Acquired Assets, including any implied or express warranty regarding Environmental Laws, the release of substances, wastes, or materials into the environment, or protection of the environment or of human health, safety, or natural resources. It is the express intention of Purchaser and Seller that, except for the express and specific representations set forth in Article VII and the special warranty contained in the Assignment, the Acquired Assets are being accepted by Purchaser, “as is” and “where is” and with all faults and defects (known or unknown, patent or latent, discoverable, or undiscoverable) and in their present condition and state of repair, and Purchaser has made any and all such inspections as Purchaser deems appropriate.

4.3 NORM. Purchaser acknowledges that the Acquired Assets have been used for exploration, development, and production of Hydrocarbons and that equipment and sites included in the Acquired Assets may contain NORM or other Hazardous Materials. NORM may affix or attach itself to the inside of wells, materials, and equipment as scale, or in other forms. The wells, materials, and equipment located on the Acquired Assets or included in the Acquired Assets may contain NORM and other wastes or Hazardous Materials. NORM containing material and/or other wastes or Hazardous Materials may have come in contact with various environmental media, including air, water, soils, or sediment. Special procedures may be required for the assessment, remediation, removal, transportation, or disposal of environmental media, wastes, asbestos, NORM, and other Hazardous Materials from the Acquired Assets.

4.4 Conspicuousness. Seller and Purchaser agree that, to the extent required by applicable Law to be effective, the disclaimers of certain representations and warranties contained in this Article IV are “conspicuous” disclaimers for the purposes of any applicable Law, rule or order.

Article V

TITLE MATTERS

5.1 Defensible Title. The term “Defensible Title” means, with respect to the Target Formation of any Acquired Well that has an Allocated Value greater than zero, title and/or contractual right of Seller in and to such Acquired Well, deducible of record or evidenced by documentation that, although not constituting perfect, merchantable, or marketable title, can be successfully defended if challenged and, subject to and except for any Permitted Encumbrances:

12

(a) as to the Target Formation of each such Acquired Well, entitles Seller to receive not less than the Net Revenue Interest set forth in Exhibit A-3 in respect of Target Formation production of Hydrocarbons through the wellbore of such Acquired Well; except: (1) decreases resulting from the establishment after the Execution Date of units, or changes in existing units (or the participating areas therein), whether voluntary or by Order; (2) decreases resulting from the exercise or reversion after the Execution Date of non-consent rights under applicable operating agreements; (3) decreases resulting from the entry into pooling, spacing, proration, communitization, unitization, or similar agreements after the Execution Date; (4) decreases resulting from Operations after the Execution Date as permitted or required by the terms of this Agreement; (5) decreases resulting from rights of Third Parties to make up past underproduction or pipelines to make up past under deliveries; and (6) decreases resulting from actions by (or undertaken at the request of) Purchaser;

(b) as to the Target Formation of each such Acquired Well, obligates Seller to bear not greater than the Working Interest set forth in Exhibit A-3 for such Acquired Well; except: (i) increases in such Working Interest accompanied by at least a proportionate increase in the Net Revenue Interest for such Acquired Well; (ii) increases resulting from contribution requirements provided for under provisions similar to those contained in an operating agreement; (iii) increases resulting from the establishment after the Execution Date of units, or changes in existing units (or the participating areas therein), whether voluntary or by Order; (iv) increases resulting from the exercise or reversion after the Execution Date of non-consent rights under applicable operating agreements; (v) increases resulting from the entry into pooling, spacing, proration, communitization, unitization, or similar agreements after the Execution Date; (vi) increases resulting from Operations after the Execution Date as permitted or required by the terms of this Agreement; and (vii) increases resulting from actions by (or undertaken at the request of) Purchaser; and

(c) is free and clear of any and all Liens created by, through, or under Seller.

5.2 Permitted Encumbrances. The term “Permitted Encumbrance” means, with respect to any Acquired Asset, any one or more of the following:

(a) any Royalties, back-in interests, reversionary interests, and other burdens if the net cumulative effect of the foregoing does not: (i) operate to reduce the Net Revenue Interest with respect to the Target Formation of an Acquired Well below the Net Revenue Interest set forth in Exhibit A-3; or (ii) operate to increase the Working Interest with respect to the Target Formation of an Acquired Well above that set forth in Exhibit A-3 without at least a proportionate increase in the Net Revenue Interest with respect to such Acquired Well;

(b) Liens for Property and Production Taxes not yet due or delinquent, or, if delinquent, that are being contested in good faith in the Ordinary Course of Business;

(c) materialmens’, mechanics’, repairmen’s, employees’, contractors’, operators’, or other similar Liens arising in the Ordinary Course of Business or incidental to the operation of the Acquired Assets not yet due or delinquent, or, if delinquent, payment is being withheld as provided by Law or their validity or amount is being contested in good faith in the Ordinary Course of Business;

(d) all (i) consents, approvals, and authorizations of, and required notices to, filings with, or other actions by, Third Parties, including Customary Post-Closing Consents, (ii) Preferential Rights, and (iii) rights or interests acquired by Third Parties in connection with a Casualty Loss;

(e) rights of reassignment upon the surrender or expiration of any Acquired Lease;

13

(f) the Acquired Leases, Acquired Mineral Interests, Acquired Contracts, and Acquired Easements, and the terms and conditions thereof and (to the extent securing amounts not yet due or, if due, being contested in good faith in the Ordinary Course of Business) Liens arising thereunder;

(g) rights of a common owner of any interest in an Acquired Asset held by Seller and such common owner as tenants in common or through common ownership;

(h) Easements and other rights with respect to surface Operations, on, over, or in respect of any of the Acquired Assets or any restriction on access thereto, in each case that do not materially interfere with the operation of the Acquired Assets as currently operated;

(i) all applicable Laws, Orders, and Permits; and all rights reserved to or vested in any Governmental Authority: (i) to control or regulate any Acquired Asset in any manner, (ii) by the terms of any right, power, franchise, grant, license or permit, or by any provision of Law, to terminate such right, power, franchise, grant, license, or permit or to purchase, condemn, expropriate, or recapture or to designate a purchaser of any of the Acquired Assets, (iii) to use such property in a manner which would not reasonably be expected to materially impair the use of such property for the purposes for which it is currently operated, or (iv) to enforce any obligations or duties affecting the Acquired Assets to any Governmental Authority with respect to any franchise, grant, license, or permit;

(j) Liens arising under leases, rights-of-way, easements, operating agreements, unitization and pooling agreements, and production sales contracts securing amounts not yet due, or, if due, being contested in good faith in the Ordinary Course of Business;

(k) defects in the chain of title consisting of the failure to recite marital status in a document or omissions of successors or heirship or estate proceedings;

(l) defects, gaps, or irregularities that have been cured by possession under any applicable statutes of limitation for adverse possession or for prescription or under marketable title or similar Laws or standards or the doctrine of laches, or that have existed for more than twenty (20) years;

(m) defects arising out of the lack of a survey or metes and bounds description;

(n) Claims and Proceedings set forth on Schedule 7.10;

(o) Liens released at or before the Closing;

(p) defects based on the failure to record any Acquired Leases issued by the DOI or a state or a tribe (or any department, subgroup, office, or bureau thereof), or any assignments of record title or operating rights in Acquired Leases, in the real property or other county records, if such Acquired Leases or assignments were properly filed in the DOI or state offices (or any department, subgroup, office, or bureau thereof);

(q) defects based on the failure of the records of the DOI, state, tribal, or other Governmental Authority to reflect Seller as the record owner of any Acquired Lease if Seller is reflected as the record owner of the Acquired Lease in the applicable county real property records;

(r) lack of corporate or other entity authorization, unless Purchaser provides affirmative evidence that such corporate action was not authorized and resulted in another Person’s actual and superior claim of title to the relevant Acquired Asset;

14

(s) unreleased instruments (including oil and gas leases), unless Purchaser provides conclusive evidence that such instruments continue in force and effect and have resulted in another Person’s actual and superior claim of title to the relevant Acquired Asset;

(t) defects or irregularities resulting from the failure to record releases of liens, production payments, or mortgages that have expired on their own terms or the enforcement of which are barred by applicable statute of limitations;

(u) as to any Acquired Asset held by production, defects as a consequence of the alleged failure to conduct operations, cessation of production, insufficient production, or failure to report production or report production timely over any period, unless Seller has received actual, written notice from the relevant Third Party lessor alleging termination of the underlying lease and Purchaser is able to affirmatively establish (by means other than merely a lack of available production records) the alleged failure to conduct operations, cessation of production, insufficient production, or failure to report has given rise to a right of such lessor to terminate the underlying lease;

(v) defects based on an alleged failure to produce Hydrocarbons when the associated Acquired Lease has been held by continuous de-watering operations or shut-in well(s);

(w) Liens created under deeds of trust, mortgages, and similar instruments by the lessor under an oil and gas lease covering the lessor’s surface and/or mineral interests in the land covered thereby, or by the grantor under an Easement, in each case, unless a complaint of foreclosure has been filed or any similar action taken by the mortgagee thereunder and, in such case, such instrument has not been subordinated to the Acquired Assets affected thereby;

(x) any gap in the chain of title, unless such gap occurred within the twenty (20) year period prior to the Effective Time and is conclusively shown to exist by an abstract of title, title opinion, or landman’s title chain or run sheet and has resulted in another Person’s actual and superior claim of title to the relevant Acquired Asset;

(y) any Lien or loss of title resulting from Seller’s conduct of business in compliance with this Agreement;

(z) any defect that affects only which Person has the right to receive royalty payments (rather than the amount of such royalty) and that does not affect the validity of the underlying Acquired Property;

(aa) defects as are accepted by the purchasers of production from the Acquired Assets in paying the proceeds of such production without suspense, subject only to customary division order warranties and indemnities in favor of such production purchaser;

(bb) permits, easements, pooling agreements or authorizations, unit designations, or production or drilling units not yet obtained, formed, or created, so long as the same are not required in connection with the ownership or operation of the Acquired Assets as currently owned and operated;

(cc) the terms or provisions of any pooling, communitization, unitization or similar provision in an Acquired Lease or the absence of such a provision in an Acquired Lease, and the absence of any lease amendment or other consent by any royalty interest or mineral interest holder authorizing the pooling of any leasehold interest, royalty interest, or mineral interest;

15

(dd) any limitations (including drilling and operating limitations) imposed on the Acquired Assets by reason of the rights of subsurface owners or operators in a common property (including the rights of coal, utility and timber owners);

(ee) “free gas” arrangements under the terms of any oil and gas lease that is part of the Acquired Assets;

(ff) calls on production under existing contracts;

(gg) failure of any Acquired Lease or Acquired Mineral Interest identified as “gas-only” in Exhibit A-1 or Exhibit A-2 to cover rights to Hydrocarbons other than natural gas and/or the failure of any Acquired Lease or Acquired Mineral Interest identified as “oil-only” in Exhibit A-1 or Exhibit A-2 to cover rights to Hydrocarbons other than crude oil;

(hh) defects based solely on (i) lack of information in Seller’s files, lack of Third Party records, or the unavailability of information from regulatory agencies, (ii) references to a document that is not in Seller’s files (iii) references to an unrecorded document to which neither Seller nor any of its Affiliates is a party and which is dated earlier than January 1, 1990, (iv) an unrecorded document for which Purchaser has constructive or inquiry notice by virtue of a reference to such unrecorded document in a recorded document (or a reference to a further unrecorded document in such unrecorded document), if no claim has been made under such unrecorded documents within the last five (5) years, or (v) any Tax assessment, Tax payment, or similar records or the absence of such activities or records;

(ii) defects arising from any change in Laws following the Execution Date;

(jj) Liens, irregularities, defects, or loss of title affecting ownership interests in either (i) formations other than the applicable Target Formation or (ii) any Acquired Property in which Purchaser or any of its Affiliates owns an interest prior to the Closing;

(kk) Liabilities, Claims, Proceedings, and other matters (i) described or referenced in Exhibit A-1, Exhibit A-2, or Exhibit A-3 or (ii) described or referenced as of the Execution Date in Schedule 7.10;

(ll) all other Liens, contracts, agreements, instruments, Orders, Proceedings, Permits, Liabilities, defects, and irregularities affecting the Acquired Assets that: (i) do not operate to reduce the Net Revenue Interest with respect to the Target Formation of an Acquired Well below the Net Revenue Interest set forth in or Exhibit A-3; (ii) do not operate to increase the Working Interest with respect to the Target Formation of an Acquired Well above that set forth in Exhibit A-3 without at least a proportionate increase in the Net Revenue Interest with respect to such Acquired Well; and (iii) are not likely to materially impair the use or operation of the Acquired Assets as currently used and operated.

5.3 Special Warranty of Title in the Assignment.

(a) The Assignment delivered at Closing will contain a special warranty of Defensible Title, effective as of Closing, whereby Seller shall warrant title to its interest in the Acquired Wells unto Purchaser against every Person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Seller but not otherwise, subject, however, to (i) the Permitted Encumbrances and (ii) all matters of public record in the federal, state, and/or county records where the Acquired Properties are located. The special warranty of Defensible Title contained in the Assignment shall be subject to the further limitations and provisions of this Article V (except as otherwise expressly provided in this Section 5.3), mutatis mutandis.

16

(b) No later than the date three (3) years after the Closing Date, Purchaser may furnish Seller a reasonably detailed written notice setting forth any matters which Purchaser intends to assert as a breach of the special warranty of Defensible Title set forth in the Assignment. Seller shall have a reasonable opportunity, but not the obligation, to cure any alleged breach of such special warranty of Defensible Title. Purchaser shall be deemed to have waived all breaches of Seller’s special warranty of Defensible Title set forth in the Assignment for which Seller has not received on or before the date three (3) years after the Closing Date a valid written notice thereof.

(c) For purposes of the special warranty of Defensible Title contained in the Assignment, the value of the Acquired Wells set forth in the exhibits hereto shall be deemed to be, and any remedies in respect thereof shall be limited to, the Allocated Value thereof.

5.4 Changes in Prices; Well Events. Notwithstanding anything to the contrary in this Agreement, Purchaser shall assume all risk of Loss with respect to: (a) changes in commodity or product prices and any other market factors or conditions, including factors relating to the COVID-19 pandemic, Orders issued by Governmental Authorities, or other unforeseeable events; (b) production declines or any adverse change in the production characteristics or downhole condition of an Acquired Well, including any Acquired Well watering out or experiencing a collapse in the casing or sand infiltration; and (c) depreciation of any Acquired Assets that constitute personal property through ordinary wear and tear, and none of the foregoing shall give rise to any Claims by Purchaser before, on, or after the Closing.

5.5 Exclusive Remedy. Notwithstanding anything to the contrary in this Agreement or any other Transaction Document, except for the special warranty of Defensible Title in the Assignment, Purchaser shall have no rights or remedies against any Indemnified Seller Party with respect to any title matters or deficiencies in title with respect to the Acquired Assets (collectively, “Title Matters”). In this regard and notwithstanding anything to the contrary in this Agreement or any other Transaction Document, if a Title Matter constitutes, or results from any matter or circumstance which constitutes, a breach of any representation or warranty of Seller set forth in this Agreement or any other Transaction Document (other than the special warranty of Defensible Title in the Assignment), then Purchaser shall be precluded from asserting such matter as the basis of the breach of any such representation or warranty, and shall have no recourse against any Indemnified Seller Party with respect thereto. Other than the special warranty of Defensible Title in the Assignment, Purchaser (on behalf of itself, the other Indemnified Purchaser Parties, and its and their respective successors and assigns) hereby releases, discharges, and waives any and all Claims and Losses, and all rights and remedies whether arising at Law (whether in contract, tort, equity, or otherwise) or pursuant to any other legal theory, known or unknown, and whether now existing or arising in the future, contingent, or otherwise, against any of the Indemnified Seller Parties relating to any Title Matters, in each case, even if such Claims or Losses are caused in whole or in part by the negligence (whether gross, sole, joint or concurrent), strict liability, or other legal fault of any Indemnified Seller Parties.

17

Article VI

ENVIRONMENTAL MATTERS

6.1 No Remedy. Purchaser acknowledges that the Acquired Assets have been used to explore for, develop, and produce Hydrocarbons, and that there (i) may have been Releases of wastes, crude oil, condensate, produced water, or other materials, including Hazardous Materials, above, in, on, or under the Acquired Assets and (ii) may exist other conditions that may result in Liabilities under Environmental Laws. Notwithstanding anything to the contrary in this Agreement or any other Transaction Document, Purchaser shall have no rights or remedies against any Indemnified Seller Party with respect to any conditions, events, circumstances, acts, or omissions of, or relating to, the Environment, any Environmental Laws, any Hazardous Materials, any Releases, the protection of the environment or health, or any Assumed Environmental Liabilities (collectively, “Environmental Matters”). In this regard and notwithstanding anything to the contrary in this Agreement or any other Transaction Document, if an Environmental Matter constitutes, or results from any matter or circumstance which constitutes, a breach of any representation or warranty of Seller set forth in this Agreement or any other Transaction Document, then Purchaser shall be precluded from asserting such matter as the basis of the breach of any such representation or warranty, and shall have no recourse against any Indemnified Seller Party with respect thereto. Purchaser (on behalf of itself, the other Indemnified Purchaser Parties, and its and their respective successors and assigns) hereby releases, discharges, and waives any and all Claims and Losses, and all rights and remedies whether arising at Law (whether in contract, tort, equity, or otherwise) or pursuant to any other legal theory, known or unknown, and whether now existing or arising in the future, contingent, or otherwise, against any of the Indemnified Seller Parties relating to any Environmental Matters, in each case, even if such Claims or Losses are caused in whole or in part by the negligence (whether gross, sole, joint or concurrent), strict liability, or other legal fault of any Indemnified Seller Parties.

Article VII

REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants to Purchaser, as of the Execution Date or such other date as may be expressly provided below in this Article VII, as follows:

7.1 Organization, Existence, and Qualification. Seller is a limited liability company duly formed and validly existing under the Laws of the State of Texas. Seller has all requisite power and authority to own and operate its property (including its interests in the Acquired Assets) and to carry on its business as now conducted by Seller. Seller is duly licensed or qualified to do business as a foreign limited liability company in all jurisdictions in which it carries on business or owns assets and such qualification is required by Law, except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect.

7.2 Authority, Approval, and Enforceability. Seller has full power and authority to enter into and perform this Agreement and the Transaction Documents to which it is a party and the transactions contemplated herein and therein. The execution, delivery, and performance by Seller of this Agreement and the Transaction Documents to which it is a party have been duly and validly authorized and approved by all necessary action on the part of Seller. This Agreement is, and the Transaction Documents to which Seller is a party when executed and delivered by Seller will be, the valid and binding obligation of Seller and enforceable against Seller in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium, and similar Laws, as well as to principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at Law).

7.3 Bankruptcy. There are no bankruptcy, reorganization or receivership Proceedings pending, being contemplated by or, to any Seller’s Knowledge, threatened against Seller or its Affiliates, and neither Seller nor any of its Affiliates is insolvent or generally not paying its debts as they become due.

18

7.4 Brokers’ Fees. Neither Seller nor any of its Affiliates has incurred any liability, contingent or otherwise, for brokers’, finders’, or similar fees in respect of the Contemplated Transactions for which Purchaser or its Affiliates will have any responsibility whatsoever.

7.5 Foreign Person. Seller is not a “foreign person” within the meaning of Section 1445 of the Code.

7.6 Taxes. Except as set forth in Schedule 7.6, (a) to Seller’s Knowledge, (i) as of the Execution Date, all material Property and Production Taxes imposed or based on Seller’s interest in the Acquired Assets or Hydrocarbons produced from such interest in the Acquired Assets that have become due and payable have been properly paid, (ii) subject to valid extensions, all material Tax Returns with respect to Property and Production Taxes that were required to be filed on or before the Execution Date have been duly and timely filed and all such Tax Returns are correct and complete in all material respects, (iii) as of the Execution Date, there are no audits or investigations pending or threatened in writing against Seller before any Governmental Authority relating to the payment of any material Property and Production Taxes imposed or based on Seller’s interest in the Acquired Assets or Hydrocarbons produced from such interest in the Acquired Assets, and (b) none of Seller’s interest in the Acquired Assets is subject to tax partnership reporting for federal income tax purposes.

7.7 No Conflicts. Except as set forth in Schedule 7.7, and assuming the receipt of all applicable consents and approvals from Third Parties and the waiver of, or compliance with, all Preferential Rights and any maintenance of uniform interest provision under any joint operating agreements constituting an Acquired Contract, in each case, applicable to the Contemplated Transactions, and except as would not have a Material Adverse Effect, the execution, delivery, and performance by Seller of this Agreement and the consummation of the Contemplated Transactions will not (a) conflict with or result in a breach of any provision of the Organizational Documents of Seller, (b) result in a default or the creation of any Lien or give rise to any right of termination, cancellation, or acceleration under any of the terms or provisions of any note, bond, mortgage, indenture, or other similar instrument to which Seller is a party or by which Seller or the Acquired Assets may be bound, or (c) violate any Law or Order applicable to Seller or any of the Acquired Assets.

7.8 Material Required Consents. To Seller’s Knowledge, Schedule 7.8 lists all Material Required Consents to which the Acquired Assets are subject that are applicable in connection with the transfer and conveyance of the Acquired Assets to Purchaser under this Agreement.

7.9 Preferential Rights. To Seller’s Knowledge, Schedule 7.9 lists all Preferential Rights to which the Acquired Assets are subject that are or will be triggered in connection with the transfer and conveyance of the Acquired Assets to Purchaser under this Agreement.

7.10 Litigation. Except as set forth in Schedule 7.10, or as would not reasonably be expected to have a Material Adverse Effect, as of the Execution Date, there are no Proceedings pending or, to Seller’s Knowledge, threatened in writing by or before any Governmental Authority against Seller (a) with respect to the Acquired Assets or (b) which are reasonably likely to materially impair or delay Seller’s ability to perform its obligations hereunder.

7.11 Legal Compliance. To Seller’s Knowledge, except as would not reasonably be expected to have a Material Adverse Effect and except as set forth in Schedule 7.11, during the period prior to the Execution Date that Seller or its Affiliates operated any Acquired Property, such Acquired Property was operated in material compliance with all applicable Laws (other than Tax Laws and Environmental Laws). This Section 7.11 does not include (a) any tax matters, such matters being addressed exclusively in Schedule 7.6, or (b) any Environmental Matters, such matters being addressed exclusively in Article VI and Section 7.12.

19

7.12 Environmental.

(a) Except as set forth in Schedule 7.12, to Seller’s Knowledge, Seller’s ownership, use and operation of the Acquired Assets is in compliance with all applicable Environmental Laws, except for such failures to comply as have not had, and would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(b) To Seller’s Knowledge (other than de minimis amounts of Hydrocarbons related to the exploration or production process), Seller has not received any written notice from any Governmental Authority asserting (A) any failure to comply with any Environmental Law; (B) a Release of Hazardous Materials into the environment or onto the Acquired Assets or the obligation to undertake or bear the cost of any Remedial Action; or (C) property damage, diminution in value, or personal injury related to the use or Release of Hazardous Materials in connection at or on Acquired Assets, in each case (clauses (A) through (C)) where such written notice remains uncured or unabated.

7.13 Material Contracts. To Seller’s Knowledge, and excluding any and all Acquired Leases, Schedule 7.13 lists all Acquired Contracts which are Material Contracts. To Seller’s Knowledge, except as set forth in Schedule 7.13, there exists no default under any Material Contract that is an Acquired Contract.

7.14 Current Commitments. To Seller’s Knowledge, Schedule 7.14 sets forth, as of the Execution Date, all outstanding Third Party authorities for expenditures or other written and binding capital commitments (“AFEs”) that (a) relate to and are binding on the Acquired Properties, (b) are due within ninety (90) days after Closing, and (c) require, individually, an expenditure by Seller in excess of $100,000 (net to Seller’s interest). Purchaser acknowledges that the amounts shown on Schedule 7.14 with respect to such operations or projects are estimates only of the costs of the applicable operations, and Seller make no representation or warranty concerning the actual amount of the costs of such operations.

7.15 Imbalances. To Seller’s Knowledge, Schedule 7.15 sets forth all material gas, production, sales, processing, pipeline, or transportation imbalances with respect to the Acquired Assets as of the date set forth therein.

7.16 Suspense Accounts, Sales Agreements. To Seller’s Knowledge, Schedule 7.16 sets forth all Third-Party funds held in suspense by Seller with respect to production of Hydrocarbons from any of the Acquired Assets as of the date set forth therein. No Person has any call upon, option to purchase or similar right under any agreement with respect to the Acquired Assets or to the production therefrom. To Seller’s Knowledge, Seller has not collected, nor will Seller collect, any proceeds from the sale of Hydrocarbons produced from the Acquired Assets which are subject to refund. Other than with respect to the Material Contracts set forth on Schedule 7.13, no Seller has been nor will any Seller be obligated by virtue of any prepayment made under any production sales contract or any other contract containing a “take-or-pay” clause, or under any gas balancing, deferred production or similar arrangement to deliver oil, gas or other minerals produced from or allocated to any of the Acquired Assets at some future time without receiving full payment therefor at the time of delivery.

7.17 Securities Law Compliance.

(a) Seller is an accredited investor as defined in Regulation D under the Securities Act. Seller (A) is acquiring the Common Stock for its own account and not with a view to distribution, as that term is used in Section 2(11) of the Securities Act, (B) has sufficient knowledge and experience in financial and business matters so as to be able to evaluate the merits and risk of an investment in the Common Stock and is able financially to bear the risks thereof, and (C) understands that the Common Stock will, upon issuance, be characterized as “restricted securities” under state and federal securities Laws and that under such Laws and applicable regulations cannot be resold unless the resale of the Common Stock is registered under the Securities Act or unless an exemption from registration is available.

20

(b) Seller has experience in analyzing and investing in companies similar to Purchaser and is capable of evaluating the merits and risks of its decisions with respect to such matters and has the capacity to protect its own interests.

(c) Seller has not been offered the Common Stock by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to Seller’s Knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising.

(d) To the extent necessary, Seller has retained and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of such matters.

(e) Seller has had an opportunity to discuss Purchaser’s business, management and financial affairs with the members of Purchaser’s management and has had an opportunity to ask questions of the officers and other representatives of Purchaser, which questions, if any, were answered to its satisfaction.

(f) Neither the Purchaser, nor any other party, has supplied Seller any information regarding the Common Stock or an investment in the Common Stock other than as contained in this Agreement and the SEC Documents, and Seller is relying on its own investigation and evaluation of the Purchaser and the Common Stock and not on any other information.

(g) Seller understands and agrees that a legend has been or will be placed on any certificate(s) or other document(s) evidencing the Common Stock in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (I) THEY SHALL HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND ANY APPLICABLE STATE SECURITIES ACT, OR (II) THE CORPORATION SHALL HAVE BEEN FURNISHED WITH AN OPINION OF COUNSEL, SATISFACTORY TO COUNSEL FOR THE CORPORATION.”

7.18 Financial Statements of Seller. (a) To Seller’s Knowledge, Seller represents and warrants Schedule 7.18 sets forth true and complete copies of the unaudited financial statements of Seller (including statements of revenues and direct operating expenses pertaining to the assets of Seller, including all notes and schedules thereto, for the periods described therein (the “Seller Financial Statements”). Except as set forth on Schedule 7.18, Seller Financial Statements have been prepared from the books and records of the Seller in accordance with GAAP applied on a consistent basis throughout the periods covered thereby (except as otherwise stated in the footnotes or the audit opinions related thereto) and present fairly in accordance with GAAP, in all material respects, the revenues and direct operating expenses pertaining to such Acquired Assets for the periods described therein. Since June 30, 2021, Seller has not effected any change in any method of accounting or accounting practice, except for any such change required because of a concurrent change in GAAP.

21

7.19 Certain Limitations; Schedules. Any representation of Seller in this Article VII that relates to Acquired Assets in which Seller is a non-operator under a joint operating agreement or similar agreement is limited to the Knowledge of Seller. Inclusion of a matter on a schedule attached hereto with respect to a representation or warranty that addresses matters being material or having a Material Adverse Effect shall not be deemed to establish any materiality standard and shall not be deemed an indication that such matter is material or does, or may, have a Material Adverse Effect. Likewise, the inclusion of a matter on a Schedule to this Agreement in relation to a representation or warranty shall not be deemed an admission of liability or an indication that such matter necessarily would, or may, breach such representation or warranty absent its inclusion on such Schedule. Matters may be set forth on a Schedule for information purposes only, do not necessarily include other matters of a similar nature and shall not expand the scope of the representations and warranties set forth in this Agreement. Any matter set forth in any Schedule shall be deemed to be disclosed for each other Schedule to the extent it is reasonably apparent that such disclosure is applicable to such other Schedule.

7.20 Royalties, Etc. To Seller’s Knowledge, except for such items that are being held in suspense as permitted pursuant to applicable Law, Seller has paid in all material respects all Royalties, overriding royalties and other burdens on production due by Seller with respect the Acquired Assets.

7.21 Drilling Obligations. To Seller’s Knowledge, except to the extent of those obligations previously fulfilled by Seller or any of its predecessors, none of the Acquired Leases or any Acquired Contract contain express provisions obligating Seller to drill any wells on the Acquired Assets (other than provisions requiring optional drilling as a condition of maintaining or earning all or a portion of a presently non-producing lease).

7.22 Current Bonds. To Seller’s Knowledge, Schedule 7.22 contains a list of all surety bonds, letters of credit, guarantees and other similar instruments maintained by any Seller or any of their Affiliates with respect to the Acquired Assets.

7.23 Non-Consent Operations. To Seller’s Knowledge, except as provided in Schedule 7.23, no operations are being conducted or have been conducted with respect to the Acquired Assets as to which Seller has elected to be a nonconsenting party under the terms of the applicable operating agreement and with respect to which Seller has not yet recovered its full participation.

7.24 Partnerships. To Seller’s Knowledge, none of Seller’s interests in the Acquired Assets is subject to tax partnership reporting for federal income tax purposes.

7.25 Absence of Certain Changes. Between the Seller Balance Sheet Date and the Execution Date, except as set forth on Schedule 7.25, Seller has operated in the Ordinary Course of Business.

7.26 [Intentionally Omitted].

7.27 [Intentionally Omitted].

7.28 Permits. To Seller’s Knowledge, Seller possesses all material permits, licenses, orders, approvals, variances, waivers, franchises, rights, and other authorizations, required to be obtained from any Governmental Authority for conducting its business with respect to the Acquired Assets as presently conducted. To Seller’s Knowledge, any Third Parties which operate any of the Acquired Assets possess all material permits, licenses, orders, approvals, variances, waivers, franchises rights, and other authorizations, required to be obtained from any Governmental Authority for conducting their business with respect to such Third Party’s assets and there are no material uncured violations of the terms and provisions of such authorizations. With respect to each such permit, Seller has not received written notice from any Governmental Authority of any violations of such permits that remain uncured.

22

7.29 [Intentionally Omitted].

7.30 Certain Business Practices. In the past three (3) years, Seller and its employees or other representatives (a) have not used and is not using any funds for any unlawful contributions, unlawful gifts, unlawful entertainment or other unlawful expenses; (b) have not made any direct or indirect unlawful payments to any foreign or domestic Government Official; (c) have not violated and is not violating the U.S. Foreign Corrupt Practices Act of 1977 and all other applicable anti-bribery, anti-corruption and anti-money laundering Laws (the “Anti-Corruption Laws”); (d) have not established or maintained, and is not maintaining, any unlawful or unrecorded fund of monies or other properties; (e) has not made, and is not making, any bribe, rebate, payoff, influence payment, kickback or other unlawful payment, or paid or paying any fee, commission or other payment that has not been properly recorded on its accounting books and records as required by the Anti-Corruption Laws; or (f) has not otherwise given or received anything of value to or from a Government Official or an intermediary for payment to any individual including Government Officials for the purpose of obtaining or retaining business.

7.31 Insurance. As of the date of this Agreement and through the Closing Date, Seller (or its Affiliates) has, and has caused all Affiliate operators of the Wells to have, with respect to the Wells and Seller’s employees, insurance coverage in amounts and on terms that are commercially reasonable and customary for a prudent owner and, as the case may be, operator, of such Wells.

Article VIII

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser represents and warrants to Seller, as of the Execution Date or such other date as may be expressly provided below in this Article VIII, as follows:

8.1 Organization, Existence, and Qualification. Purchaser is a corporation duly formed and validly existing under the Laws of State of Wyoming and Purchaser has all requisite power and authority to own and operate its property and to carry on its business as now conducted. Purchaser is duly licensed or qualified to do business as a foreign corporation in all jurisdictions in which it carries on business or owns assets and such qualification is required by Law except where the failure to be so qualified would not have a material adverse effect upon the ability of Purchaser to consummate the transactions contemplated by this Agreement. Purchaser is duly licensed or qualified to do business in the States of Texas, Oklahoma, Kansas, New Mexico and Mississippi. At Closing, Purchaser will be duly licensed or qualified to do business in the State of Montana

8.2 Authority, Approval, and Enforceability. Purchaser has full power and authority to enter into and, subject to obtaining Shareholder Approval and Additional Listing Approval, perform this Agreement and the Transaction Documents to which it is a party and the transactions contemplated herein and therein. The execution, delivery, and performance by Purchaser of this Agreement have been duly and validly authorized and approved by all necessary action on the part of Purchaser, subject to obtaining Shareholder Approval. The Shareholder Approval is the only vote or consent of the holders of any class or series of Purchaser’s capital stock necessary to approve and adopt this Agreement and consummate the transactions contemplated hereby. This Agreement is, and the Transaction Documents to which Purchaser is a party when executed and delivered by Purchaser will be, the valid and binding obligation of Purchaser and enforceable against Purchaser in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium, and similar Laws, as well as to principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at Law).

23

8.3 Bankruptcy. There are no bankruptcy, reorganization or receivership Proceedings pending, being contemplated by or, to Purchaser’s Knowledge, threatened against Purchaser or its Affiliates, and neither Purchaser nor any of its Affiliates is insolvent or generally not paying its debts as they become due.

8.4 Brokers’ Fees. Neither Purchaser nor any of its Affiliates has incurred any liability, contingent or otherwise, for brokers’, finders’, or similar fees in respect of the Contemplated Transactions for which Seller or its Affiliates will have any responsibility whatsoever.

8.5 No Conflicts. Assuming receipt of Shareholder Approval and all consents and approvals from Third Parties applicable to the Contemplated Transactions, and except as would not have a material adverse effect upon the ability of Purchaser to consummate the Contemplated Transactions or perform its obligations hereunder, the execution, delivery, and performance by Purchaser of this Agreement and the consummation of the Contemplated Transactions will not (a) conflict with or result in a breach of any provision of the Organizational Documents of Purchaser, (b) result in a default or the creation of any Lien or give rise to any right of termination, cancellation, or acceleration under any of the terms or provisions of any note, bond, mortgage, indenture, or other similar instrument to which Purchaser is a party or by which Purchaser or any of its assets may be bound, or (c) violate any Law or Order applicable to Purchaser or any of its assets.

8.6 Consents. Except for Customary Post-Closing Consents and the Shareholder Approval, there are no consents or approvals of any Third Party that Purchaser is required to obtain in connection with the consummation of the Contemplated Transactions by Purchaser.

8.7 Financing. As of both the Execution Date and Closing, Purchaser has sufficient cash in immediately available funds with which to pay the Cash Consideration, consummate the Contemplated Transactions, consummate the transactions contemplated by the Other PSAs and perform its obligations under this Agreement, the Other PSAs and the Transaction Documents.

8.8 Regulatory. Purchaser is qualified to own and assume operatorship of the Acquired Assets in all jurisdictions where the Acquired Assets are located, and the consummation of the Contemplated Transactions will not cause Purchaser to be disqualified as such an owner or operator or to exceed any acreage limitations imposed by Law. To the extent required by any applicable Laws, Purchaser shall, as of the Closing Date, (a) hold all Permits, lease bonds, and any other surety or similar requirements as may be required by, and in accordance with, all applicable Laws governing the ownership and operation of the Acquired Assets and (b) have filed any and all required reports necessary for such ownership and operation with all Governmental Authorities having jurisdiction over such ownership and operation.

8.9 Independent Evaluation. Purchaser is sophisticated in the evaluation, purchase, ownership, and operation of oil and gas properties and related facilities, and has retained and taken advice concerning the Acquired Assets, the Assumed Liabilities, and the Contemplated Transactions from attorneys, advisors, and consultants that are knowledgeable about the oil and gas business and the Laws applicable to the Acquired Assets, the Assumed Liabilities, and the Contemplated Transactions. Purchaser has been afforded a reasonable and appropriate opportunity to inspect the Acquired Assets, visit the offices of Seller, and to examine the Acquired Data, the Acquired Records, and other documents and materials requested by Purchaser or its authorized representatives or advisors with respect to the Acquired Assets and Assumed Liabilities (the “Background Materials”). Purchaser has made all such reviews and inspections of the Acquired Assets and Background Materials as Purchaser has deemed necessary or appropriate to enter into this Agreement and consummate the Contemplated Transactions and that, at Closing, Purchaser shall be deemed to have knowledge of all facts contained in such Background Materials, in the Data Room, or that would have been discovered by Purchaser’s Entity Representatives’ exercise of reasonable care and due diligence in the course of such investigation, verification, analysis, and evaluation. In making its decision to enter into this Agreement and consummate the Contemplated Transactions, Purchaser has relied solely on the terms of this Agreement and its own independent investigation and evaluation of the Acquired Assets and the advice of its own legal, Tax, economic, environmental, engineering, geological, and geophysical advisors and not on any comments, statements, projections, or other material made or given by any representative, consultant, or advisor of Seller. Except as expressly provided in this Agreement, the Indemnified Seller Parties shall not have any Liability to Purchaser or any other Indemnified Purchaser Party arising out of or resulting from any authorized or unauthorized use, disclosure, or reliance on the Background Materials or other information and data relating to the Acquired Assets or the Assumed Liabilities provided by or on behalf of Seller or any other Indemnified Seller Party.

24

8.10 Accredited Investor. Purchaser is an “accredited investor,” as such term is defined in Regulation D of the Securities Act, and will acquire the Acquired Assets for its own account and not with a view to a sale or distribution thereof in violation of the Securities Act, and the rules and regulations thereunder, any applicable state blue sky Laws, or any other applicable securities Laws. Purchaser has such knowledge, sophistication, and experience in business and financial matters and in the ownership and operation of oil and gas properties and assets that Purchaser is capable of evaluating the merits and risks of the acquisition of the Acquired Assets, and has so evaluated the merits and risks of such acquisition. Purchaser is able to bear the economic risk of its acquisition of the Acquired Assets, and is able to afford a complete loss of such investment. Purchaser understands and acknowledges that neither the United States Securities and Exchange Commission nor any federal, state, or foreign agency has passed upon the Acquired Assets or made any finding or determination as to the fairness of an investment in the Acquired Assets or the accuracy or adequacy of the disclosures made to Purchaser, and, except as expressly set forth in Article XII, Purchaser waives its right of rescission and is not entitled to cancel, terminate, or revoke this Agreement.

8.11 Taxes. Except as set forth in Schedule 8.11, to Purchaser’s Knowledge, (i) the Purchaser and each of its subsidiaries has timely filed all Tax Returns required to be filed by it and all such Tax Returns were correct and complete in all material respects, (ii) all Taxes owned by Purchaser and its subsidiaries, whether or not shown on any Tax Return, have been timely paid, (iii) all Taxes that the Purchaser or any of its subsidiaries was required by Law to withhold or collect were duly withheld or collected and, to the extent required, were timely paid to the appropriate Governmental Authority; (iv) there are no Liens on any of the assets of the Purchaser or any of its subsidiaries relating to Taxes, other than Permitted Encumbrances; (v) Purchaser and its subsidiaries is not doing business in or engaged in a trade or business in any jurisdiction in which it has not filed applicable Tax Returns; (vi) there are no audits or investigations relating to Taxes pending or threatened in writing against the Purchaser or its subsidiaries, (vii), Purchaser has not received notice from, and to Purchaser’s Knowledge, it has not been threatened by any Governmental Authority with respect to any matter that, with the passage of time, could constitute a breach of any representation set forth in Sections 8.11(i)-(vi), above and (viii) Purchaser is not an entity described in Treasury Regulation Section 1.351-1(c)(1)(ii)).

8.12 Litigation. Except as set forth in the SEC Documents or Schedule 8.12, as of the Execution Date, there are no Proceedings pending or, to Purchaser’s Knowledge, threatened in writing by or before any Governmental Authority against Purchaser or its subsidiaries or any of their respective officers, directors, properties or assets.

8.13 Legal Compliance. To Purchaser’s Knowledge, except as set forth in the SEC Documents or Schedule 8.13, Purchaser and each of its subsidiaries are and, since December 31, 2020, have been in material compliance with, all Laws or Orders applicable to Purchaser or any of its subsidiaries or by which Purchaser or any of its subsidiaries or any of their respective businesses or properties is bound. Since December 31, 2020, no Governmental Authority has issued any notice or notification stating that Purchaser or any of its subsidiaries is not in compliance with any Law in any material respect. This Section 8.13 does not include (a) any tax matters, such matters being addressed exclusively in Schedule 8.11, or (b) any Environmental Matters, such matters being addressed exclusively in Section 8.14.

25

8.14 Environmental.

(a) Except as set forth in Schedule 8.14, to Purchaser’s Knowledge, Purchaser’s ownership, use and operation of the Existing Purchaser Assets is in compliance with all applicable Environmental Laws, except for such failures to comply as have not had, and would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(b) To Purchaser’s Knowledge (other than de minimis amounts of Hydrocarbons related to the exploration or production process), Purchaser has not received any written notice from any Governmental Authority asserting (A) any failure to comply with any Environmental Law; (B) a Release of Hazardous Materials into the environment or onto the Existing Purchaser Assets or the obligation to undertake or bear the cost of any Remedial Action; or (C) property damage, diminution in value, or personal injury related to the use or Release of Hazardous Materials in connection at or on the Existing Purchaser Assets, in each case (clauses (A) through (C)) where such written notice remains uncured or unabated.

8.15 Material Contracts. To Purchaser’s Knowledge, Schedule 8.15 lists all Existing Purchaser Contracts which are Material Contracts. To Purchaser’s Knowledge, except as set forth in Schedule 8.15, there exists no default under any Material Contract that is an Existing Purchaser Contract by Purchaser.

8.16 Current Commitments. To Purchaser’s Knowledge, Schedule 8.16 sets forth, as of the Execution Date, all outstanding Third Party authorities for expenditures or other written capital commitments (“AFEs”) that (a) relate to and are binding on the Existing Purchaser Assets, (b) are due within ninety (90) days after Closing, and (c) require, individually, an expenditure by Purchaser in excess of $100,000 (net to Purchaser’s interest). Seller acknowledges that the amounts shown on Schedule 8.16 with respect to any operations or projects are estimates only and Purchaser makes no representation or warranty concerning the actual costs of the operations or activities to which such AFEs relate.

8.17 Capitalization.

(a) As of the Execution Date, the authorized capital stock of Purchaser consists of an unlimited number of authorized shares of Common Stock and 100,000 shares of preferred stock, and there were 4,676,301 issued and outstanding shares of Common Stock, no issued and outstanding shares of preferred stock and no shares of Common Stock or preferred stock held in treasury. All issued and outstanding equity interests of Purchaser are duly authorized, validly issued, and fully paid (to the extent required under the Organizational Documents of Purchaser and applicable state and federal securities Laws), non-assessable and free of preemptive rights. All issued and outstanding equity interests of Purchaser were issued in compliance with applicable Laws. Purchaser does not have outstanding unitholder purchase rights, a “poison pill” or any similar arrangement in effect.

(b) As of the close of business on the Execution Date, Schedule 8.17 sets forth with respect to each subsidiary of Purchaser, (i) a complete listing of all equity interests of each subsidiary of Purchaser that are outstanding, by par value, class and designated series, as applicable, (ii) the number of equity interests of each subsidiary that are reserved for issuance under any agreement, whether written or otherwise and (iii) the number of equity interests held as treasury interests by each subsidiary. All issued and outstanding equity interests of each subsidiary of Purchaser are duly authorized, validly issued, and fully paid (to the extent required by the applicable Organizational Documents), non-assessable and free of preemptive rights. Except as set forth in the applicable Organizational Documents of such Person, no subsidiary of Purchaser is subject to any equity holder purchase rights, a poison pill or any similar arrangement.

26

(c) Except as set forth on Schedule 8.17, (i) there are no outstanding securities of Purchaser convertible into, exchangeable or exercisable for equity interests of Purchaser, (ii) authorized or outstanding options, preemptive rights, redemption rights, repurchase rights, warrants or other rights to purchase or acquire from Purchaser, or obligations of Purchaser to issue or sell, any equity interests, including securities convertible into or exchangeable for equity interests of Purchaser, (iii) equity equivalents, interests in the ownership or earnings, or other similar rights of or with respect to Purchaser, (iv) authorized or outstanding bonds, debentures, notes or other indebtedness that entitle the holders to vote (or convertible or exercisable for or exchangeable into securities that entitle the holders to vote) with holders of Common Stock on any matter or (v) voting trust agreements or other contracts restricting or otherwise relating to voting, dividend rights or disposition of the partnership interests or other equity interests of Purchaser.

(d) The shares of Common Stock being issued to Seller pursuant to this Agreement are duly authorized by Purchaser prior to the Closing Date, and when issued and delivered to each applicable Seller in accordance with the terms of this Agreement, will be duly authorized, validly issued and fully paid (to the extent required under the Organizational Documents of Purchaser and applicable state and federal securities Laws), non-assessable and free of preemptive rights and any and all Liens and restrictions on transfer, other than restrictions on transfer under this Agreement or applicable state and federal securities Laws.

(e) There are no contracts, agreements or understandings between Purchaser and any Person granting such person the right (other than rights which have been satisfied) to require Purchaser to file a registration statement under the Securities Act with respect to any securities of Purchaser owned or to be owned by such person or to require Purchaser to include such securities in any registration statement filed pursuant to or in connection with the Contemplated Transactions or in any securities being registered pursuant to any other registration statement filed by Purchaser under the Securities Act.

8.18 SEC Documents and Financial Statements. Except as set forth on Schedule 8.18, for the past five (5) years, Purchaser has timely filed or furnished with the SEC all reports, schedules, forms, statements, and other documents (including exhibits and other information incorporated therein) required to be filed or furnished by it under the Securities Act or the Exchange Act (all such documents, collectively, the “SEC Documents”). The SEC Documents, including any audited or unaudited consolidated financial statements and any notes thereto or schedules included therein (the “Purchaser Financial Statements”), at the time filed or furnished (except to the extent amended or superseded by a subsequently filed or furnished SEC Document filed or furnished prior to the Execution Date) (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the light of the circumstances under which they were made) not misleading, (b) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as applicable and (c) complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. True, correct, and complete copies of all SEC Documents are publicly available in the Electronic Data Gathering, Analysis, and Retrieval database of the SEC, and to the extent that any SEC Document available on such database contains redactions pursuant to a request for confidential treatment or otherwise, Purchaser has made available to Seller, upon request, the full text of all such SEC Documents that it has so filed or furnished with the SEC. The Purchaser Financial Statements were prepared from the books and records of Purchaser in accordance with the requirements of Regulation S-X under the Securities Act and GAAP applied on a consistent basis during the periods covered thereby and subject, in the case of interim financial statements, to normal year-end adjustments, and present fairly in accordance with GAAP, in all material respects, the consolidated financial position and the results of operations of Purchaser and its consolidated subsidiaries as of, and for the periods ended on, such applicable dates. The other financial information of Purchaser, including non-GAAP financial measures, if any, contained or incorporated by reference in the SEC Documents has been derived from the accounting records of Purchaser, and fairly presents in all material respects the information purported to be shown thereby. Nothing has come to the attention of Purchaser that has caused it to believe that the statistical and market-related data included in the SEC Documents is not based on or derived from sources that are reliable and accurate in all material respects as of the date on which the applicable SEC Documents were filed. Based on an annual evaluation of disclosure controls and procedures, except as set forth in the SEC Documents, Purchaser is not aware of (i) any significant deficiency or material weakness in the design or operation of internal controls over financial reporting that are likely to adversely affect its ability to record, process, summarize and report financial data or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls over financial reporting of Purchaser. The unaudited balance sheet of Purchaser dated as of June 30, 2021 contained in the SEC Documents filed prior to the date hereof is hereinafter referred to as the “Purchaser Balance Sheet.” Neither Purchaser nor any of its subsidiaries has any Liabilities other than Liabilities that: (i) are reflected or reserved against in the Purchaser Balance Sheet (including in the notes thereto); (ii) were incurred since the date of the Purchaser Balance Sheet in the ordinary course of business consistent with past practice; or (iii) are incurred in connection with the transactions contemplated by this Agreement.

27

8.19 Independent Registered Public Accounting Firm. Plante & Moran, PLLC, which has audited the financial statements of Purchaser and its consolidated subsidiaries and delivered its report with respect to the audited consolidated financial statements contained or incorporated by reference in the SEC Documents, is an independent registered public accounting firm with respect to Purchaser within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission and the Public Company Accounting Oversight Board (United States). Plante & Moran, PLLC has not resigned or been dismissed as independent registered public accountants of Purchaser as a result of or in connection with any disagreement with Purchaser on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

8.20 Controls and Procedures; Listing; Investment Company. Purchaser has established and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) designed to give reasonable assurance that information relating to Purchaser required to be disclosed in the SEC Documents is recorded, summarized and reported within the time periods specified by the SEC and that such information is communicated to Purchaser’s management. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and Purchaser has not received any written notification that the SEC is contemplating terminating such registration. The Common Stock is listed on the NASDAQ, and Purchaser has not received any notice of delisting or that Purchaser is not in compliance with the listing or maintenance requirements of such exchange, except for notices which have since been satisfied to the noticing authority’s satisfaction as of the Execution Date. At Closing, Purchaser shall meet all listing requirements of the NASDAQ and shares of Common Stock being issued to Seller pursuant to this Agreement shall be listed on the NASDAQ. Purchaser has taken no action that is designed to terminate the registration of the Common Stock under the Exchange Act. Purchaser is not, and is not an Affiliate of, and immediately after the Closing, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

8.21 Contractual Restrictions. Purchaser is not a party to, and no Purchaser Existing Assets are bound by or subject to, any contract or agreement containing (a) any material restriction on Purchaser or its Affiliates from freely engaging in any business or competing anywhere or (b) any material standstill restriction or similar restriction on Purchaser or its Affiliates from acquiring equity or voting securities of a Third Party, in each case, that is or will be binding upon Seller or any of their respective Affiliates as a result of being Affiliated with Purchaser or by virtue of owning the Common Stock issued to Seller pursuant to the terms and conditions of this Agreement.

28

8.22 Form S-3 Eligibility. As of the Execution Date, Purchaser is eligible to register for resale by Seller under Form S-3 promulgated under the Securities Act the Common Stock issued to Seller pursuant to the terms and conditions of this Agreement.

8.23 Exemptions from Securities Laws. Provided that the representations made by Seller in Section 7.17 are true and accurate on the Closing Date in all material respects, the Common Stock issued to Seller pursuant to the terms and conditions of this Agreement will be exempt from the registration requirements of the Securities Act, and no document will be required to be filed (except to the extent deemed necessary by Purchaser, a Form D), no proceeding will be required to be taken and no permit, approval, consent or authorization will be required to be obtained by Purchaser under the Securities Act in connection with such issuance. At Closing, Purchaser shall meet all listing requirements of the NASDAQ.

8.24 Absence of Certain Changes. During the time Purchaser has owned the Existing Purchaser Assets, (i) there has not been any circumstance, condition, event or state of facts which has had or would be reasonably expected to have, a material effect on the Existing Purchaser Assets, and (ii) except for matters relating to the Contemplated Transaction or described in the schedules to this Agreement, the Existing Purchaser Assets have been operated, in all material respects, only in the Ordinary Course of Business, except as disclosed in the SEC Documents.

8.25 Board Approval. The Board of Directors of Purchaser, by resolutions duly adopted by a unanimous vote at a meeting of all directors of Purchaser duly called and held and, not subsequently rescinded or modified in any way, has: (a) determined that this Agreement, the Other PSAs and the transactions contemplated hereby and thereby, including the issuance and sale of Common Stock, upon the terms and subject to the conditions set forth herein and therein, are fair to, and in the best interests of, Purchaser and Purchaser’s shareholders; (b) approved and declared advisable this Agreement and the Other PSAs, including the execution, delivery, and performance hereof and thereof, and the consummation of the transactions contemplated by this Agreement and the Other PSAs, including issuance and sale of Common Stock, upon the terms and subject to the conditions set forth herein and therein; (c) directed that this Agreement and the Other PSAs be submitted to a vote of Purchaser’s shareholders for adoption at the Shareholders Meeting; and (d) resolved to recommend that Purchaser’s shareholders vote to approve the Contemplated Transaction and the transactions contemplated by the Other PSAs, including the issuance of Common Stock to Seller, Synergy and Banner, as required to satisfy the rules and regulations of the NASDAQ and applicable Law (collectively, the “Board Recommendation”). No “fair price,” “moratorium,” “control share acquisition,” “supermajority,” “affiliate transactions,” “business combination,” or other similar anti-takeover statute or regulation enacted under any federal, state, local, or foreign laws applicable to Purchaser is applicable to this Agreement, the Other PSAs or any of the transactions contemplated hereby or thereby.

8.26 Fairness Opinion. Purchaser has received the written opinion of the Financial Advisor (and has provided a copy of such opinion to Seller) to the effect that, as of the date of this Agreement and based upon and subject to the qualifications and assumptions set forth therein, the Contemplated Transaction and the transactions contemplated by the Other PSAs are fair, from a financial point of view, to the holders of shares of Common Stock, and, as of the date of this Agreement, such opinion has not been withdrawn, revoked, or modified.

8.27 Other PSA Diligence. (a) Purchaser has no reason to believe that any of the representations and warranties of the “Sellers” under the Other PSAs are not true and correct in all material respects, (b) Purchaser has provided Seller, prior to the Execution Date, with written copies of all reports, results, data, analyses, and other materials prepared by or for Purchaser and/or any of its Entity Representatives or title or environmental contractors in connection with any title and/or environmental due diligence reviews, inspections, or assessments performed by or on behalf of Purchaser with respect to any of the “Acquired Assets” under the Other PSAs, and (c) except as otherwise set forth on Schedule 8.27 or on any schedule to the Other PSAs, to Purchaser’s Knowledge, there are no Liens or other material defects in title (other than Permitted Encumbrances), and no material Environmental Matters that may result in Liabilities under Environmental Laws, in each case, affecting any of the “Acquired Assets” under the other PSAs.

29

8.28 Royalties, Etc. To Purchaser’s Knowledge, except for such items that are being held in suspense as permitted pursuant to applicable Law, Purchaser has paid in all material respects all Royalties, overriding royalties and other burdens on production due by Purchaser with respect the Existing Purchaser Assets.

8.29 Non-Consent Operations. To Purchaser’s Knowledge, except as provided in Schedule 8.29, no operations are being conducted or have been conducted with respect to the Existing Purchaser Assets as to which Purchaser has elected to be a nonconsenting party under the terms of the applicable operating agreement and with respect to which Purchaser has not yet recovered its full participation.

8.30 Permits. To Purchaser’s Knowledge, Purchaser possesses all material permits, licenses, orders, approvals, variances, waivers, franchises, rights, and other authorizations, required to be obtained from any Governmental Authority for conducting its business with respect to the Existing Purchaser Assets as presently conducted. To Purchaser’s Knowledge, any Third Parties which operate any of the Existing Purchaser Assets possess all material permits, licenses, orders, approvals, variances, waivers, franchises rights, and other authorizations, required to be obtained from any Governmental Authority for conducting their business with respect to such Third Party’s assets and there are no material uncured violations of the terms and provisions of such authorizations. With respect to each such permit, Purchaser has not received written notice from any Governmental Authority of any violations of such permits that remain uncured.

Article IX

CERTAIN COVENANTS AND AGREEMENTS

9.1 Conduct of Business Prior to Closing by Seller.

(a) Operational Covenants. Except (1) as set forth in Schedule 9.1, (2) for the operations covered by the AFEs described in Schedule 7.14, such operations as are required pursuant to any Acquired Lease, Acquired Contract, or applicable Law, and operations undertaken in the Ordinary Course of Business, (3) as required in the event of an emergency to protect life, property, or the environment, and (4) as expressly contemplated by this Agreement or expressly consented to in writing by Purchaser (which consent shall not be unreasonably delayed, withheld, or conditioned), Seller shall, from and after the Execution Date until Closing:

(i) subject to interruptions resulting from force majeure, mechanical breakdown, and planned maintenance, use its commercially reasonable efforts to operate or cause to be operated the Acquired Assets in the Ordinary Course of Business;

(ii) maintain, or cause to be maintained, the books of account and records relating to the Acquired Assets in the usual, regular, and ordinary manner and in accordance with the usual accounting practices of Seller;

(iii) not (A) enter into an Acquired Contract that, if entered into on or prior to the Execution Date, would have been required to be listed on Schedule 7.13, or (B) terminate (unless the term thereof expires pursuant to the provisions existing therein) or materially amend the terms of any Material Contract, except contracts terminable by Seller with notice of sixty (60) days or less without penalty or detriment;

30

(iv) not terminate (unless the term thereof expires pursuant to the provisions existing therein), materially amend, or surrender any material rights under any Acquired Lease or material Acquired Easement, provided that Seller shall be permitted to exercise, secure, and acquire Lease renewals and extensions (and amend any Acquired Lease to provide for renewal or extension) in the Ordinary Course of Business; and

(v) not transfer, sell, mortgage, pledge, or dispose of any material portion of the Acquired Assets other than (A) the sale and/or disposal of Hydrocarbons in the Ordinary Course of Business and (B) sales of equipment that is no longer necessary in the operation of the Acquired Assets or for which replacement equipment has been or will be obtained.

(b) AFEs. With respect to any AFE received by Seller after the Execution Date and prior to Closing that is estimated to cost in excess of $100,000 (net to Seller’s interest), Seller shall forward a copy of such AFE to Purchaser as soon as is reasonably practicable and thereafter the Parties shall consult with each other regarding whether or not Seller should elect to participate in such operation. Purchaser agrees that it will timely respond to any written request for consent pursuant to this Section 9.1(b). In the event the Parties are unable to agree within five (5) Business Days (unless a shorter time is reasonably required by the circumstances and such shorter time is specified in Seller’s notice) of Purchaser’s receipt of any consent request as to whether or not Seller should elect to participate in such operation, Seller’s decision shall control and such operation shall be deemed to have been consented to by Purchaser.

(c) Requests for Approval. Requests for approval of any action restricted by this Section 9.1 shall be delivered to any of the following individuals, each of whom shall have full authority to grant or deny such requests for approval on behalf of Purchaser:

Ryan Smith

Don Kessel

Purchaser’s approval of any action restricted by this Section 9.1 shall not be unreasonably withheld, delayed, or conditioned and shall be considered granted in full within five (5) Business Days (unless a shorter time is reasonably required by the circumstances and such shorter time is specified in Seller’s notice) of Seller’s notice to Purchaser requesting such consent unless Purchaser notifies Seller to the contrary during that period.

(d) Other Working Interest Owners. Purchaser acknowledges Seller owns undivided interests in certain of the properties comprising the Acquired Assets that it does not operate, and Purchaser agrees that the acts or omissions of the other working interest owners (including the operators) who are not Seller or any Affiliates of Seller shall not constitute a breach of the provisions of this Section 9.1, nor shall any action required by a vote of working interest owners constitute such a breach so long as Seller has voted its interest in a manner that complies with the provisions of this Section 9.1.

(e) Liability of Seller. Without expanding any obligations which Seller may have to Purchaser, it is expressly agreed that Seller shall never have any liability to Purchaser with respect to any breach or failure of Section 9.1 greater than that which it might have as the operator to a non-operator under the applicable operating agreement (or, in the absence of such an agreement, under the AAPL 610 (1989 Revision) form Operating Agreement), IT BEING RECOGNIZED THAT, UNDER SUCH AGREEMENTS AND SUCH FORM, THE OPERATOR IS NOT RESPONSIBLE FOR ITS OWN NEGLIGENCE, AND HAS NO RESPONSIBILITY OTHER THAN FOR GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

31

9.2 Conduct of Business Prior to Closing by Purchaser. Except (1) as set forth in Schedule 9.2, (2) for the operations covered by the AFEs described in Schedule 8.16, such operations as are required pursuant to any lease that is an Existing Purchaser Asset, Existing Purchaser Contract, or applicable Law, and operations undertaken in the Ordinary Course of Business, (3) as required in the event of an emergency to protect life, property, or the environment, and (4) as expressly contemplated by this Agreement, Other PSAs or expressly consented to in writing by Seller (which consent shall not be unreasonably delayed, withheld, or conditioned), Purchaser shall, from and after the Execution Date until Closing:

(a) subject to interruptions resulting from force majeure, mechanical breakdown, and planned maintenance, use its commercially reasonable efforts to operate or cause to be operated the Existing Purchaser Assets in the Ordinary Course of Business;

(b) maintain, or cause to be maintained, the books of account and records relating to the Existing Purchaser Assets in the usual, regular, and ordinary manner and in accordance with the usual accounting practices of Purchaser;

(c) not (A) enter into an Existing Purchaser Contract that, if entered into on or prior to the Execution Date, would have been required to be listed on Schedule 8.15, or (B) terminate (unless the term thereof expires pursuant to the provisions existing therein) or materially amend the terms of any Material Contract, except contracts terminable by Purchaser with notice of sixty (60) days or less without penalty or detriment;

(d) not terminate (unless the term thereof expires pursuant to the provisions existing therein), materially amend, or surrender any material rights under any lease or easement that is a part of the Existing Purchaser Assets, provided that Purchaser shall be permitted to exercise, secure, and acquire lease renewals and extensions (and amend any lease that is a part of the Existing Purchaser Assets to provide for renewal or extension) in the ordinary course of business;

(e) not transfer, sell, mortgage, pledge, or dispose of any material portion of the Existing Purchaser Assets other than (A) the sale and/or disposal of Hydrocarbons in the ordinary course of business and (B) sales of equipment that is no longer necessary in the operation of the Existing Purchaser Assets or for which replacement equipment has been obtained;

(f) not authorize or issue any Common Stock, preferred stock, or any options, preemptive rights, redemption rights, repurchase rights, warrants or other rights to purchase or acquire any equity interests of Purchaser;

(g) not authorize or effect any stock split, combination of shares, stock dividend or other similar event affecting the Common Stock; and

(h) not declare, make or pay any dividend or other distribution.

32

9.3 Successor Operator. Purchaser acknowledges that it desires to succeed Seller or its appointees as operator of those Acquired Assets or portions thereof that Seller or its appointees may, as of the Closing, operate. Purchaser further acknowledges and agrees that Seller or its appointees cannot and does not covenant or warrant that Purchaser or any Affiliate of Purchaser shall become successor operator of such Acquired Assets or portions thereof. Seller or its appointees and Purchaser agree however that, as to the Acquired Assets that Seller or its appointees operates, prior to Closing they shall use their commercially reasonable efforts (at no out-of-pocket cost to Seller or its appointees) to have Purchaser designated, to the extent legally possible and permitted under any applicable joint operating agreements, as successor operator of such Acquired Assets effective as of the Closing, and Purchaser hereby consents and agrees to accept such designation and the responsibilities and Liabilities as the operator of such Acquired Assets.

9.4 Governmental Bonds; Guarantees. Purchaser acknowledges that none of the bonds, letters of credit, guarantees, and other forms of financial assurance, if any, posted by Seller or its Affiliates with Governmental Authorities and/or other Third Parties relating to any of the Acquired Assets are transferable to Purchaser. Prior to the Closing Date, Purchaser shall deliver to Seller evidence of Purchaser having posted all bonds, letters of credit, credit support and other security with all applicable Governmental Authorities and other Third Parties (meeting the requirements of such authorities and Third Parties) that (i) were put in place by Seller or its Affiliates relating to any of the Acquired Assets, including those set forth on Schedule 7.22; (ii) are otherwise required under the terms of any Acquired Assets, and/or (iii) are otherwise required for Seller to own and, where appropriate, operate, the Acquired Assets (collectively the “Guarantees”); provided, however, Purchaser and Seller hereby acknowledge and agree (1) the replacement or transfer of certain bonds burdening certain of the Acquired Assets must be approved by tribal authorities in whose jurisdiction such Acquired Assets are located, (2) the replacement or transfer of such bonds shall not prevent, delay or hinder the Closing of the Contemplated Transaction or the closing of the transactions contemplated by the Other PSAs or affect a Purchase Price adjustment under Article III and (3) at no out-of-pocket cost or expense to any Seller, the Parties shall cooperate to secure the transfer or replacement of such bonds on behalf of the Purchaser after the occurrence of the Closing of the Contemplated Transaction. Without limiting the foregoing, Purchaser shall cooperate with Seller in order to cause Seller and its Affiliates to be released as of the Closing Date from all such Guarantees, including those required by tribal authorities, and, if required by the counterparty to any Guarantee, Purchaser shall provide, effective as of the Closing Date, substitute arrangements of Purchaser or its Affiliates covering all periods covered by the Guarantees, such substitute arrangements to be equivalent or better in terms of type of security and creditworthiness of the party providing the security as compared to the Guarantees. In the event that any counterparty to any such Guarantee does not release Seller and its Affiliates, then, from and after Closing, Purchaser shall indemnify Seller or the relevant Affiliate against all amounts incurred by Seller or the relevant Affiliate under such Guarantee (and all costs incurred in connection with such Guarantee). Notwithstanding anything to the contrary contained in this Agreement, any cash placed in escrow by Seller or any Affiliate of Seller pursuant to the Guarantees must be returned to Seller, and shall be an Excluded Asset.

9.5 Material Required Consents.

(a) With respect to each Material Required Consent set forth on Schedule 7.8, reasonably promptly after the Execution Date (and, with respect to each Material Required Consent that is not set forth on Schedule 7.8 but is discovered by either Party after the Execution Date, reasonably promptly after the discovery thereof), the Seller shall send to the holder of each such Material Required Consent a notice in material compliance with the contractual provisions applicable to such Material Required Consent seeking such holder’s consent to the Contemplated Transactions. Seller and Purchaser will thereafter use their commercially reasonable efforts (at no out-of-pocket cost or expense to either Party) to obtain such Material Required Consents. Notwithstanding anything to the contrary contained herein, Seller will have no liability to Purchaser for failure to obtain any such Material Required Consents.

33

(b) If, as of the Closing Date, a holder of a Material Required Consent set forth on Schedule 7.8 (or that is not set forth on Schedule 7.8 but that is discovered by either Party after the Execution Date) has not yet delivered such Material Required Consent and the time for granting such consent has not expired, then the Acquired Asset covered by that Material Required Consent shall not be conveyed to Purchaser at Closing but shall still be considered part of the Acquired Assets in accordance with the provisions of this Section 9.5, adjustments to the Purchase Price will still be made pursuant to Section 3.3 with respect to such Acquired Asset, and the Base Purchase Price will not be reduced as a result of such non-conveyance. If Acquired Assets have not been conveyed to Purchaser at the Closing due to a failure to obtain a Material Required Consent, and if such Material Required Consent has been received or deemed received pursuant to the terms of the underlying agreement or instrument on or before the Final Settlement Date, then (i) the Seller shall so notify Purchaser and (ii) within ten (10) Business Days after Purchaser’s receipt of such notice, the Seller shall assign and convey to Purchaser, and Purchaser shall accept from Seller, such Acquired Assets pursuant to the terms of this Agreement and an instrument in substantially the same form as the Assignment. As between Purchaser and the Seller, with respect to any Acquired Asset for which a Material Required Consent has not been obtained by the Closing, (A) Seller shall hold such Acquired Asset after Closing as nominee for Purchaser, effective as of the Effective Time, (B) Purchaser shall pay any costs and expenses associated with that Acquired Asset, and (C) Seller shall pay Purchaser any revenues received by Seller that are associated with such Acquired Asset for time periods from and after the Effective Time. If any Material Required Consent (other than for an Acquired Contract) has not been received or deemed received on or before the Final Settlement Date, then Seller shall no longer hold such Acquired Asset as nominee for Purchaser, and each Party shall repay to the other Party any amounts previously paid hereunder in respect of the Acquired Asset, and such Acquired Asset will be deemed not to have been conveyed to Purchaser hereunder and shall be an Excluded Asset.

(c) With respect to each consent to assignment pertaining to the Acquired Assets and the Contemplated Transactions other than a Material Required Consent set forth on Schedule 7.8 (or that is not set forth on Schedule 7.8 but that is discovered by either Party after the Execution Date), Purchaser shall have no claim against, and hereby releases and agrees to defend and indemnify the Indemnified Seller Parties from any Claim or Loss for, the failure to obtain such consent, and Purchaser shall be solely responsible from and after Closing for any and all Claims and Losses arising from the failure to obtain such consents.

9.6 Preferential Rights.

(a) With respect to each Preferential Right set forth on Schedule 7.9, reasonably promptly after the Execution Date (and, with respect to each Preferential Right that is not set forth on Schedule 7.9 but is discovered by either Party after the Execution Date, reasonably promptly after the discovery thereof), the Seller shall send to the holder of each such Preferential Right a notice in material compliance with the contractual provisions applicable to such Preferential Right.

(b) If, prior to Closing, a holder of a Preferential Right has notified the Seller that it elects to exercise its Preferential Right and purchase the Acquired Assets (or portions thereof) to which its Preferential Right applies, then the Acquired Assets subject to such Preferential Right shall be excluded from the Acquired Assets to be assigned to Purchaser at the Closing (but only to the extent of the portions of such Acquired Assets affected by the Preferential Right, and subject to the remaining provisions of this Section 9.6), and the Base Purchase Price shall be reduced by the Allocated Value of the Acquired Assets (or portions thereof) so excluded (as applicable and the dollar value in aggregate of all Preferential Rights exercised in connection with the Acquired Assets, the “Aggregate Preferential Right Amount”). The Seller shall be entitled to all proceeds paid by any Person exercising a Preferential Right prior to Closing. If such holder of such Preferential Right thereafter fails to consummate the purchase of the Acquired Assets covered by such Preferential Right on or before the end of the period of time under such Preferential Right for closing such sale and the Seller is permitted to transfer such Acquired Assets (or portions thereof) to Purchaser pursuant to the terms of such Preferential Right, then (i) the Seller shall so notify Purchaser, (ii) within ten (10) Business Days after Purchaser’s receipt of such notice, Purchaser shall purchase and accept from the Seller such Acquired Assets pursuant to the terms of this Agreement and for the Allocated Value of such Acquired Assets, subject to adjustments in accordance with Section 3.3, and (iii) the Seller shall assign to Purchaser such Acquired Assets pursuant to an instrument in substantially the same form as the Assignment. If, as of the Closing Date, a Preferential Right has (A) expired without exercise, (B) been waived, or (C) not been exercised or waived and the time for exercising such Preferential Right has not expired, then the Acquired Assets covered by that Preferential Right shall be sold and transferred to Purchaser at Closing subject to the rights of the Preferential Right holder, and no adjustment to the Purchase Price will be made with respect to such Preferential Right and, in the event the holder of such Preferential Right thereafter exercises such Preferential Right, Purchaser will comply with all of the terms thereof, will convey the applicable Acquired Assets to the holder of the Preferential Right, and will be entitled to all proceeds paid by such holder with respect thereto.

34

9.7 Casualty Loss. If, after the Execution Date but prior to the Closing Date, a Casualty Loss occurs with respect to a portion of the Acquired Assets, then, notwithstanding such Casualty Loss, this Agreement shall remain in full force and effect and (a) Purchaser will nevertheless be required to close, (b) there shall be no reduction of the Base Purchase Price in respect of such Casualty Loss, and (c) upon Closing, Purchaser shall be entitled to all rights of Seller, if any, to insurance proceeds under insurance policies issued by Third Parties, to condemnation awards, and to other claims against Third Parties with respect to the Casualty Loss (excluding any Liabilities of or against any Indemnified Seller Parties); provided, however, Seller shall reserve and retain (and Purchaser shall assign to Seller) all rights, title, interests, and claims against Third Parties for the recovery of Seller’s costs and expenses (if any) incurred prior to the Closing in pursuing or asserting any such insurance claims or other rights against Third Parties with respect to any such Casualty Loss. Until Closing (or if no Closing occurs, termination of this Agreement), Seller shall maintain insurance coverage it currently has in effect with respect to the Acquired Properties.

9.8 Revenues. Seller shall be entitled to all amounts earned from the sale of Hydrocarbons produced prior to the Effective Time from or attributable to the Acquired Properties and Purchaser shall be entitled to all amounts earned from the sale of Hydrocarbons produced on or after the Effective Time from or attributable to the Acquired Properties, in each case, net of (a) Royalties, (b) Production Taxes, and (c) gathering, transportation, processing, and other costs, in each case, that are deducted by the purchaser of production. After the Closing, to the extent not accounted for in the Final Settlement Statement, any revenues received by Seller applicable to any post-Effective Time production of Hydrocarbons from the Acquired Properties shall be paid by Seller to Purchaser within thirty (30) days after receipt of such revenues, and any revenues received by Purchaser applicable to any pre-Effective Time production of Hydrocarbons from the Acquired Properties shall be paid by Purchaser to Seller within thirty (30) days after receipt of such revenues. Payments under this Section 9.8 shall be grossed up to take into account any netting or set offs by the purchaser of any such production against obligations of the recipient of such revenues that are not related to the purchase of such production. Payments under this Section 9.8 shall not constitute an adjustment to any portion of the Purchase Price. Adjustments to the Purchase Price after the Closing shall be made only under only under Section 3.5.

9.9 Suspense Accounts. At the Closing, Purchaser shall assume, without adjustment to the Purchase Price or other payment to Purchaser, any and all obligations of Seller to pay or otherwise account for suspense funds payable to Third Party owners of royalty, overriding royalty, working, or other interests in respect of past production of Hydrocarbons attributable to the Acquired Properties. At the Closing, Purchaser shall be deemed to assume full and complete Liability and responsibility for maintaining and administering all suspense accounts and the proper handling and payment of all suspended amounts, as well as for compliance with all unclaimed property Laws.

35

9.10 Agreements Concerning Employees; Non-Solicitation; No-Hire. Prior to the third (3rd) anniversary of the Closing Date, without Seller’s prior written consent, neither Purchaser nor any of its Affiliates shall hire, retain, or attempt to hire or retain any employee of Seller or any of its Affiliates, or in any way interfere with the relationship between Seller or any of its Affiliates and any of its or their employees; provided, however, the non-solicitation restriction in this Section 9.10 shall not apply in the event an employee of Seller contacts Purchaser (or any of its Affiliates) regarding employment in response to an advertisement identifying employment opportunities published by Purchaser (or any of its Affiliates) in a newspaper of general circulation or on its web site or if an employee of Seller contacts Purchaser (or any of its Affiliates) without having been directly solicited. Purchaser shall be permitted to contact any of Seller’s independent contractors whose services relate to the Acquired Assets to discuss post-Closing services.

9.11 Confidentiality. Purchaser acknowledges that, pursuant to its access to the Acquired Records, Acquired Assets, and other information, Purchaser will become privy to confidential and other information of Seller and its Affiliates, and agrees that such information and the terms and provisions of this Agreement shall be held confidential by Purchaser and its Entity Representatives in accordance with the terms of the Confidentiality Agreement. The Confidentiality Agreement shall remain in full force and effect in accordance with its terms; provided that if and when Closing should occur, then the Confidentiality Agreement shall terminate except as to (a) information related to the Excluded Assets, (b) information related to assets other than the Acquired Assets, and (c) the terms of this Agreement (as to all of which the Confidentiality Agreement shall extend to and remain in full force and effect following Closing).

9.12 Public Announcements. Neither Party shall make any press release or other public announcements concerning the transaction contemplated by this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld. Any Party desiring to make a public announcement shall first give the other Party forty-eight (48) hours written notification of its desire to make such a public announcement. The written notification shall include (a) a request for consent to make the announcement and (b) a written draft of the text of such public announcement. Nothing contained herein shall prohibit either Party from issuing or making a public announcement or statement (or require the consent of the other party) if such Party deems it necessary to do so in order to comply with any applicable Law, or any applicable rules, regulations, or Orders of any Governmental Authority having jurisdiction, or with disclosure requirements of applicable securities Laws or the SEC or any applicable stock exchanges, provided that such Party provides the other Party with a written draft of the text of such public announcement prior to issuing or making such public announcement.

9.13 Record Retention. Purchaser, for a period of seven (7) years following Closing, will (a) retain the Acquired Records, (b) upon reasonable prior written notice, provide Seller, its Affiliates, and their Entity Representatives with access to the Acquired Records during normal business hours for review and copying at the applicable Seller’s expense, and (c) provide Seller, its Affiliates, and their Entity Representatives with access, during normal business hours, to materials received or produced after Closing relating to any indemnity claim made under Section 14.2 for review and copying at the applicable Seller’s expense. At the end of such seven (7) year period and prior to destroying any of the Acquired Records, Purchaser shall notify Seller in advance of any such destruction and provide Seller an opportunity to copy such Acquired Records at Seller’s sole cost and expense.

9.14 Breaches before Closing. During the period prior to Closing, each Party (the “Notifying Party”) shall notify the other Party promptly after the Notifying Party obtains Knowledge that any representation or warranty of any Party contained in this Agreement is untrue or will be untrue as of the Closing Date or that any covenant or agreement to be performed or observed by any Party prior to or on the Closing Date has not been or will not be so performed or observed. Notwithstanding anything to the contrary contained in this Agreement, if either Party elects to proceed with the Closing with Knowledge by such Party of any failure of any condition to be satisfied in its favor or of the breach of any representation, warranty, agreement, or covenant by the other Party contained in this Agreement or in any Transaction Document or of the facts giving rise to any such breach, then the condition that is unsatisfied or the representation, warranty, agreement, or covenant which is breached (and any and all rights and remedies with respect thereto, including under Article XIV or under any Transaction Document) will be deemed waived by such Party, and such Party shall be deemed to fully release and forever discharge the other Party with respect to all Claims and Losses, known or unknown, with respect to such condition, representation, warranty, agreement, or covenant.

36

9.15 Amendment of Schedules. Each of the Parties shall have the continuing right (but not the obligation) until the 10th Business Day prior to Closing to create new, or correct, supplement, or amend existing, Schedules to its representations and warranties with respect to any matters hereafter arising or discovered which, if existing or known at the Execution Date or thereafter, would have been required to be set forth or described in such Schedules (as applicable, “Updated Schedules”). For purposes of determining whether the conditions set forth in Section 10.3 have been fulfilled, the Schedules to Purchaser’s and Seller’s representations and warranties contained in this Agreement shall be deemed to include only that information contained therein on the Execution Date and shall be deemed to exclude all information contained in any such new Schedule or addition, supplement, or amendment to an existing Schedule delivered by a Party after execution of this Agreement and at or prior to the 10th Business Day prior to Closing; provided, however, if Closing shall occur, subject to the below, then all matters disclosed pursuant to any such new Schedule or addition, supplement, or amendment to an existing Schedule delivered by Purchaser or Seller after execution of this Agreement and at or prior to the 10th Business Day prior to Closing shall be waived by the other Party for all purposes of this Agreement and such other Party shall not be entitled to make a claim with respect thereto pursuant to the terms of this Agreement (including any claim pursuant to Article XIV) or otherwise. Within five (5) Business Days following the delivery of an Updated Schedule, the Party who has received the Updated Schedule, shall have the right to provide the delivering Party a written notice (the “Disclosure Objection Notice”) of any reasonable concerns or objections to any matters disclosed in the Updated Schedule which could reasonably result in a Material Adverse Effect. The Parties will negotiate in good faith to resolve those matters raised in the Disclosure Objection Notice, including amendments to this Agreement as agreed to, if necessary. If, after good faith negotiations, the Parties are unable to resolve those matters raised in the Disclosure Objection Notice no later than five (5) days after the Disclosure Objection Notice, this Agreement may be terminated by the Party who has received the Updated Schedule during the following three (3) Business Day period (a “Disclosure Schedule Termination”). If a non-disclosing Party does not provide a Disclosure Objection Notice within five (5) Business Days of the receipt of an Updated Schedule, or fails to raise an objection to any disclosures made in the Updated Schedule in a Disclosure Objection Notice, such Party will be deemed to have waived any objection to that specific matter disclosed in the Updated Schedule, unless such disclosure is discovered or uncovered later to be false or misleading in any material respect, effective as of such date. Notwithstanding anything to the contrary herein, for all purposes of this Agreement (including for purposes of determining whether the conditions set forth in Section 10.3 have been fulfilled), the Schedules to Seller’s and Purchaser’s representations and warranties contained in this Agreement shall be deemed to include each contract, Permit, other asset or interest, and/or other matter that has been executed, acquired, disposed of, terminated, created, or undertaken on or after the Execution Date, provided that (i) such execution, acquisition, disposal, termination, creation, or undertaking did not breach any covenant contained in this Agreement or was consented to or waived in writing by Purchaser or Seller; and (ii) such contract, Permit, other asset or interest, and/or other matter that has been executed, acquired, disposed of, terminated, created, or undertaken on or after the Execution Date is promptly included in an Updated Schedule, as applicable, subject to the rights of the Parties in connection with Updated Schedules, as set forth in this Section 9.15, above (each such matter, a “Permitted Matter”), and each Permitted Matter shall be waived by Purchaser and Seller for all purposes hereunder (including for purposes of Article VII, Article VIII, Section 10.2, Section 10.3, and Article XIV) and neither Seller nor Purchaser shall be entitled to make a claim with respect thereto pursuant to the terms of this Agreement (including any claim pursuant to Article XIV) or otherwise.

37

9.16 Proxy Statement and Shareholder Meeting.

(a) In connection with the Shareholders Meeting, as soon as reasonably practicable following the date of this Agreement, Purchaser shall prepare and file with the SEC the Proxy Statement. Purchaser shall use its reasonable best efforts to: (i) cause the Proxy Statement to be mailed to Purchaser’s shareholders as promptly as practicable following sign off from the SEC on such Proxy Statement, or no later than the twentieth (20th) day after such preliminary Proxy Statement is filed with the SEC, in the event the SEC does not notify the Purchaser of its intent to review such Proxy Statement, and (ii) ensure that the Proxy Statement complies in all material respects with the applicable provisions of the Securities Act and Exchange Act. Purchaser shall also take any other action required to be taken under the Securities Act, the Exchange Act, the rules and regulations of the NASDAQ, any applicable foreign or state securities or “blue sky” Laws, and the rules and regulations thereunder in connection with the issuance of Common Stock under this Agreement and the Other PSAs.

(b) From and after the Execution Date, Seller shall use reasonable best efforts to direct its Entity Representatives to, during customary business hours and, provided that such efforts do not unreasonably interfere with the business operations of Seller, cooperate with Purchaser and independent auditors chosen by Purchaser (“Purchaser’s Auditor”) in connection with the preparation of the Proxy Statement and obtaining the Proxy Approval and the Shareholder Approval and any audit by Purchaser’s Auditor of any financial statements of the Acquired Assets or the business of the Acquired Assets or any reserve reports with respect to the Acquired Assets or other actions that Purchaser or any of their Affiliates reasonably require to comply with the requirements under state and federal securities Laws. Such cooperation will include (i) reasonable access to Seller’s Entity Representatives who were responsible for preparing or maintaining the financial records and work papers and other supporting documents used in the preparation of such financial statements as may be required by Purchaser’s Auditor to perform an audit or conduct a review in accordance with generally accepted auditing standards or to otherwise verify such financial statements, (ii) using commercially reasonable efforts to obtain the consent of the independent auditor(s) and reserve engineer(s) of Seller (as applicable) that conducted any audit of such financial statements or prepared any reserve reports to be named as an expert in (A) any filings that may be made by Purchaser under the Securities Act or required by the SEC under securities Laws applicable to Purchaser or any report required to be filed by Purchaser under the Exchange Act in connection with the transactions contemplated by this Agreement or (B) any prospectus or offering memorandum for any equity or debt financing of Purchaser, (iii) providing information in connection with Purchaser’s preparation of responses to any inquiries by regulatory authorities relating to the foregoing financial statements and/or reserve reports, (iv) providing information with respect to property descriptions of the Acquired Assets necessary to execute and record a deed of trust for any financing activities, (v) executing and delivering and pledging any security documents, definitive financing documents or other certificates or documents or otherwise facilitate the pledging of collateral for delivery, as reasonably requested by Purchaser, (vi) delivery of one or more customary representation letters from Seller to the auditor of the financial statements that are reasonably requested by Purchaser to allow such auditors to complete an audit (or review of any financial statements) and to issue an opinion with respect to an audit of those financial statements required pursuant to this Section 9.16 and (vii) using commercially reasonable efforts to cause the independent auditor(s) or reserve engineer(s) of Seller that conducted any audit of such financial statements to provide customary “comfort letters” to any underwriter or purchaser in connection with any equity or debt financing of Purchaser. Notwithstanding the foregoing, (x) nothing herein shall expand Seller’s representations, warranties, covenants or agreements set forth in this Agreement or give Purchaser, its Affiliates, or any Third Party any rights to which it is not entitled hereunder, (y) nothing in this Section 9.16 shall require travel or the obligation to incur any out-of-pocket costs by any of the subject Persons in order to comply with the terms of this Section 9.16 and (z) Purchaser will make reasonable efforts to minimize any disruption associated with the cooperation contemplated by such Persons hereby. In each case, such cooperation by Seller pursuant to this Section 9.16 shall be at Purchaser’s written request with reasonable prior notice to Seller, and no such cooperation by Seller shall be required to the extent it could cause any representation or warranty in this Agreement to be breached, cause any condition to the Closing fail to be satisfied or otherwise cause any breach of this Agreement. Nothing in this Section 9.16 or any action or inaction taken hereunder, shall excuse or waive Purchaser’s obligations to consummate the transactions in accordance with this Agreement. No Seller shall have any liability or responsibility to Purchaser or any of their respective equity or debt financing sources with respect to the accuracy or completeness of any information delivered pursuant to this Section 9.16, except as required by Section 14.2. Notwithstanding anything to the contrary herein, it is understood and agreed that: (i) Seller’s cooperation pursuant to the provisions of this Section 9.16 shall be at Purchaser’s sole cost and expense, and on the Closing Date or following the termination of this Agreement, Purchaser shall promptly reimburse Seller for all reasonable and documented out-of-pocket costs and expenses incurred by Seller or its Affiliates in connection with such cooperation; (ii) Purchaser shall indemnify and hold harmless Seller and its Affiliates and their respective Entity Representatives from and against any and all Losses by any such Persons suffered or incurred in connection with any assistance or activities provided in connection therewith other than to the extent such Losses arise from gross negligence, willful misconduct or bad faith of Seller, its Affiliates and their respective directors, officers, employees and agents, or Seller Proxy Provided Information; (iii) Seller shall have the right (prior to Closing) to review any presentations or other material written information prepared by Purchaser or its Affiliates prior to the dissemination of such materials to potential investors, lenders or other counterparties to any proposed financing transaction (or filing with any Governmental Authority, including the SEC); (iv) except to the extent disclosed to lenders (who shall hold such confidential information confidential), all non-public or otherwise confidential information regarding Seller or the Acquired Assets obtained by Purchaser or its representatives shall be kept confidential; (v) the assistance described in this Section 9.16 shall not require Seller to take any action that Seller reasonably believes could result in a violation of any material agreement or any confidentiality arrangement or the loss of any legal or other applicable privilege; and (vi) Seller shall not be required to provide any information to Purchaser or any of its respective equity or debt financing sources or that is not then in Seller’s or its Affiliates’ possession.

38

(c) Purchaser shall promptly provide Seller and its counsel with any comments or other communications, whether written or oral, that Purchaser or its counsel may receive from the SEC or its staff with respect to the Proxy Statement promptly after the receipt of such comments. Prior to the filing of the Proxy Statement with the SEC (including in each case any amendment or supplement thereto) or the dissemination thereof to the holders of Common Stock, or responding to any comments of the SEC with respect to the Proxy Statement, Purchaser shall provide the Seller and its counsel a reasonable opportunity to review and comment on such Proxy Statement or response (including the proposed final version thereof), and Purchaser shall give reasonable and good faith consideration to any comments made by Seller or its counsel.

(d) Purchaser shall take all action necessary to duly call, give notice of, convene, and hold the Shareholders Meeting as soon as reasonably practicable, and, in connection therewith, Purchaser shall mail the Proxy Statement to the holders of Common Stock in advance of such meeting. Except to the extent that the Board of Directors of Purchaser shall have effected an Adverse Recommendation Change, the Proxy Statement shall include the Board Recommendation. The Company shall use reasonable best efforts to: (a) solicit from the holders of Common Stock proxies in favor of Shareholder Approval; and (b) take all other actions necessary or advisable to secure Shareholder Approval. Purchaser shall keep Seller updated with respect to proxy solicitation results as requested by Seller. Once the Shareholders Meeting has been called and noticed, Parent shall not postpone or adjourn the Shareholders Meeting without the consent of Seller (other than: (i) in order to obtain a quorum of its shareholders; or (ii) as reasonably determined by Purchaser to comply with applicable Law). If the Board of Directors of Purchaser makes an Adverse Recommendation Change, it will not alter the obligation of Purchaser to submit the approval of the Contemplated Transactions to the holders of Common Stock at the Shareholders Meeting to consider and vote upon, unless this Agreement shall have been terminated in accordance with its terms prior to the Shareholders Meeting.

39

(e) The Board of Directors of Purchaser may effect an Adverse Recommendation Change only after providing Seller and the Other PSA Sellers at least five (5) Business Days’ notice of such action, and which notice shall include a reasonably detailed description of the underlying facts giving rise to, and the reasons for taking, such action.

9.17 Additional Listing Application; Transfer Agent. As promptly as practicable after the Execution Date, but in any event after taking into consideration the rules and regulations of the NASDAQ with respect to the timing of the Additional Listing Application (as hereinafter defined) and the supporting documents required to accompany the Additional Listing Application, Purchaser shall submit to the NASDAQ a request for approval relating to the Common Stock issuable to Seller in accordance with the terms of this Agreement (the “Additional Listing Application”) and shall use its commercially reasonable efforts to secure the NASDAQ’s approval of the Additional Listing Application. Purchaser shall continue to engage and maintain, at its expense, a registrar and transfer agent for the Common Stock.

9.18 NASDAQ Continued Listing. In the event NASDAQ determines that the transaction contemplated herein and/or in the Other PSAs constitutes, or will constitute, a “back-door listing”/”reverse merger”, Purchaser and Seller shall cooperate in good faith to ensure that the combined company (and its Common Stock) qualifies for initial listing on the NASDAQ, pursuant to the applicable guidance and requirements of the NASDAQ as of the Closing.

9.19 Seller’s Proxy Statement Information and Financial Statements.

(a) None of the information supplied or to be supplied by Seller or its representatives to Purchaser for inclusion in the Proxy Statement or any amendment or supplement thereto (collectively, “Seller Proxy Provided Information”) will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(b) Using commercially reasonable efforts, Seller and its officers and employees shall assist Purchaser and its accountants and auditors in preparing audited and unaudited financial statements as required by Regulation S-X and as required and requested from time to time by the SEC and the SEC’s rules and requirements for inclusion in the Proxy Statement, and any and all other filings with the SEC that such financial statements are required to be included in, and shall further supply Purchaser all information, reports, documentation and financial information reasonably requested in connection therewith.

9.20 Lock-Up. During the period beginning on the Closing Date and ending on the date that is the later of the six month anniversary of the Closing Date (excluding the Closing Date for purposes of calculating such date) (the “Six Month Anniversary”) and the final determination of all Claims asserted by Purchaser against a Seller pursuant to Section 14.8 that remain unresolved as of the Six Month Anniversary (the “Lock-Up Period”), Seller will, with respect to at least twenty percent (20%) of the Share Consideration issued to Seller pursuant to the terms and conditions of this Agreement, refrain from lending, offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option, right or warrant to purchase, or otherwise transferring or disposing of, directly or indirectly, such portion of Seller’s Common Stock (the “Lock-Up Securities”). In the interest of clarity, nothing in this Section 9.20 shall restrict Seller from (x) utilizing customary hedging strategies that may involve the pledge of Common Stock as collateral until such time as the Common Stock are ultimately disposed on or after expiration of the Lock-Up Period or (y) being named as a selling shareholder in a registration statement contemplated by the Registration Rights Agreement or any other registration statement filed with respect to the Common Stock in accordance with this Agreement and in compliance with the Securities Act. Nothing in this Section 9.20 shall prohibit or limit the ability of Seller to effect any transfer of Common Stock (a) pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction made to all holders of Common Stock or (b) pursuant to an order of a court or regulatory agency. The Lock-Up Securities shall secure Seller’s obligations under this Agreement, including Seller’s post-Closing indemnity obligations under Section 14.2 and Seller’s obligations under Section 3.5. If Seller is required to satisfy any of its post-Closing obligations, Seller may (but is not required) to sell a requisite portion of the Lock-Up Securities (but no more than the requisite portion of the Lock-Up Securities) and use the cash proceeds of such sale to satisfy Seller’s post-Closing obligation, in which case the restrictions on the sale of such requisite portion of the Lock-Up Securities set forth in this Section 9.20 shall be waived for such portion of the Lock-Up Securities.

40

9.21 Sales Pursuant to Rule 144. Subject to Section 9.20, Purchaser covenants that it will take such action as Seller and any owner thereof may reasonably request, all to the extent required from time to time to enable Seller to sell the Common Stock held by Seller or its owners without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the SEC), including, without limitation, at the sole expense of Purchaser, (a) issuing such directions to any transfer agent, registrar or depositary, as applicable, (b) delivering such opinions to the transfer agent, registrar or depositary as are customary for the transaction of this type and are reasonably requested by the same, and (c) taking or causing to be taken such other actions as are reasonably necessary (in each case on a timely basis) in order to cause any legends, notations or similar designations restricting transferability of the Common Stock held by Seller to be removed and to rescind any transfer restrictions with respect to such Common Stock, subject to applicable Law and customary procedures of the Purchaser and its transfer agent. Upon the request of Seller, Purchaser shall deliver to Seller or its owners, as applicable, a written certification of a duly authorized officer as to whether it has complied with such requirements.

9.22 Other PSAs. Purchaser acknowledges that as of the Execution Date it is executing and delivering the Other PSAs, and agrees that Seller may review all due diligence of Purchaser and the Other PSA Sellers in connection with the Other PSAs. From and after the Execution Date until the Closing, except as expressly consented to in writing by Seller (which consent may be withheld in Seller’s sole and absolute discretion), Purchaser shall not (a) amend, supplement, or otherwise modify either of the Other PSAs, (b) waive, under either of the Other PSAs, any condition to closing set forth in Section 10.3 thereof, or (c) waive, release, surrender, or otherwise amend any material right or claim of Purchaser under or related to either of the Other PSAs. Purchaser agrees to promptly provide to Seller copies, but in any event not later than five (5) days after Purchaser’s or any of its Entity Representative’s receipt from any Other PSA Seller, of any new Schedule or any correction, supplement, or amendment to an existing Schedule under the Other PSAs (as applicable).

9.23 Closing Conditions. From and after the Execution Date until the Closing, each Party shall use commercially reasonable efforts to take or cause such actions as are necessary to expeditiously, on the terms and conditions of this Agreement, satisfy the closing conditions set forth in Article X and to consummate the transactions contemplated herein as soon as reasonably possible. From and after the date of this Agreement until the Closing, Purchaser shall use commercially reasonable efforts to take or cause such actions as are necessary to expeditiously, on the terms and conditions of either of the Other PSAs, as applicable, satisfy the closing conditions set forth in Article X of such Other PSA, as applicable, and to consummate the transactions contemplated therein as soon as reasonably possible. Without Seller’s prior written consent, which shall not be unreasonably withheld, delayed or conditioned, Purchaser shall not approve or enter into any amendment or modification to, or grant any waiver under, either of the Other PSAs.

41

Article X

CONDITIONS TO CLOSING

10.1 Mutual Conditions to Closing. The obligations of each Party to consummate the transactions provided for herein are subject, at the option of such Party, to the satisfaction on or prior to Closing of each of the following conditions (each of which may be waived by such Party (on its behalf) in its sole discretion):

(a) Changes in Laws; Orders. No Governmental Authority shall have enacted, issued, promulgated, or deemed applicable any Law, and no preliminary or permanent injunction or other Order will have been issued (and remain in force) by any Governmental Authority, in each case, that has the effect of permanently enjoining, making illegal, or otherwise prohibiting or preventing the consummation of the Contemplated Transactions, and no Governmental Authority shall have threatened in writing to enact, issue, promulgate, make applicable, grant, or issue any such Law or Order.

(b) Legal Proceedings. No Proceeding brought by any Third Party shall be pending before any Governmental Authority (i) seeking to restrain, prohibit, enjoin, or declare illegal, or (ii) seeking substantial damages in connection with, the transactions contemplated by this Agreement.

10.2 Seller’s Conditions to Closing. The obligations of Seller to consummate the transactions provided for herein are subject, at the option of Seller, to the satisfaction on or prior to Closing of each of the following conditions (each of which may be waived by Seller in its sole discretion):

(a) Representations and Warranties. Each of the representations and warranties of Purchaser contained herein (i) that are qualified by the term “material” or contain terms such as “material adverse change”, “material adverse effect”, or other terms or dollar amounts of similar import or effect (whether or not capitalized) shall be true and correct as of the Closing Date as though such representations and warranties were made at such time (other than representations and warranties that refer to a specified date, which need only be true and correct on and as of such specified date), and (ii) that are not so qualified shall be true and correct in all material respects as of the Closing Date as though such representations and warranties were made at such time (other than representations and warranties that refer to a specified date, which need only be true and correct on and as of such specified date); provided, however, in the event of a breach of or inaccuracy in the representations and warranties of Purchaser set forth in this Agreement, the condition set forth in this Section 10.2(a) shall be deemed satisfied unless the effect of all breaches of or inaccuracies in Purchaser’s representations and warranties (excluding any breaches or inaccuracies resulting from matters disclosed to Seller as of the Execution Date) taken together results in a Material Adverse Effect.

(b) Performance. Purchaser will have performed or complied, in all material respects, with all obligations, agreements, and covenants contained in this Agreement as to which performance or compliance by Purchaser is required prior to or on the Closing Date.

(c) Closing Deliverables. Purchaser shall be ready, willing, and able to deliver to Seller at the Closing the documents and items required to be delivered by Purchaser under Section 11.2.

(d) Shareholder Approval. The holders of the outstanding shares of Common Stock shall have approved the issuance of Common Stock to Seller, and the Other PSA Sellers, as contemplated under the terms of this Agreement, and the Other PSAs and the “change of control” (as defined in the rules and regulations of the NASDAQ) resulting from such issuances, as required to satisfy the rules and regulations of the NASDAQ and applicable Law (the “Shareholder Approval”).

42

(e) NASDAQ Approval. The Additional Listing Application shall have been approved by the NASDAQ (“Additional Listing Approval”). Purchaser shall be current in all its filing obligations with the SEC and NASDAQ and no commitment letters, orders or suspensions from the SEC or NASDAQ shall be outstanding prior to or on the Closing Date and if required by NASDAQ, the Common Stock shall have been approved for initial listing on NASDAQ following the Closing.

(f) Other PSAs. The closing of the transactions under the Other PSAs shall be occurring simultaneously with Closing.

(g) Schedule Amendments. None of the Other PSA Sellers have, under the Other PSAs or otherwise, added any new, or corrected, supplemented, or amended any existing, schedule to its representations and warranties under such other purchase agreement in respect of any matters that might reasonably be expected to have a material adverse effect on the ownership, operation, or value of the “Acquired Assets” under such other purchase agreement or on the “Assumed Liabilities” to be assumed by Purchaser thereunder.

(h) No Material Adverse Effect. No Material Adverse Effect shall have occurred with respect to Purchaser, the Existing Purchaser Assets, any of the assets subject to the Other PSAs, nor shall any event or events have occurred that, individually or in the aggregate, with or without the lapse of time, would reasonably be expected to result in a Material Adverse Effect with respect to Purchaser or the Existing Purchaser Assets.

10.3 Purchaser’s Conditions to Closing. The obligations of Purchaser to consummate the transactions provided for herein are subject, at the option of Purchaser, to the satisfaction on or prior to Closing of each of the following conditions (each of which may be waived by Purchaser in its sole discretion):

(a) Representations and Warranties. Each of the representations and warranties of Seller contained herein (i) that are qualified by the term “material” or contain terms such as “material adverse change”, “material adverse effect”, or other terms or dollar amounts of similar import or effect (whether or not capitalized) shall be true and correct as of the Closing Date as though such representations and warranties were made at such time (other than representations and warranties that refer to a specified date, which need only be true and correct on and as of such specified date), and (ii) that are not so qualified shall be true and correct in all material respects as of the Closing Date as though such representations and warranties were made at such time (other than representations and warranties that refer to a specified date, which need only be true and correct on and as of such specified date); provided, however, in the event of a breach of or inaccuracy in the representations and warranties of Seller set forth in this Agreement, the condition set forth in this Section 10.3(a) shall be deemed satisfied unless the effect of all breaches of or inaccuracies in Seller’s representations and warranties (excluding any breaches or inaccuracies resulting from matters disclosed in the Data Room as of the Execution Date) taken together results in a Material Adverse Effect.

(b) Performance. Seller will have performed or complied, in all material respects, with all obligations, agreements, and covenants contained in this Agreement as to which performance or compliance by Seller is required prior to or on the Closing Date.

(c) Closing Deliverables. Seller shall be ready, willing, and able to deliver to Purchaser at the Closing the documents and items required to be delivered by Seller under Section 11.2.

(d) No Material Adverse Effect. No Material Adverse Effect shall have occurred with respect to Seller or the Acquired Assets nor shall any event or events have occurred that, individually or in the aggregate, with or without the lapse of time, would reasonably be expected to result in a Material Adverse Effect with respect to Seller or the Acquired Assets.

43

Article XI

CLOSING

11.1 Date of Closing. Subject to the conditions set forth in this Agreement, the purchase and sale of the Acquired Assets pursuant to this Agreement (the “Closing”) shall be conducted electronically (by fax, email, or other electronic means) to the extent reasonably possible, but if necessary shall be held at the offices of Porter Hedges, LLP, located at 1000 Main Street, Suite 3600, Houston, Texas 77002, or at such other location as the Parties mutually agree in writing, at 10:00 a.m. Houston, Texas time on the later of (a) December 15, 2021 the “Target Closing Date”) or (b) if any of the conditions to Closing in Article X have not been satisfied or waived by the Target Closing Date, and neither Party has terminated this Agreement pursuant to Section 12.1, then the date five (5) Business Days after such conditions to Closing have been satisfied or waived. The date Closing actually occurs shall be the “Closing Date”.

11.2 Closing Obligations. At Closing, the following documents shall be delivered and the following events shall occur, the execution of each document and the occurrence of each event being a condition precedent to the others and each being deemed to have occurred simultaneously with the others:

(a) Assignment. Seller and Purchaser shall duly execute, acknowledge, and deliver the Assignment in sufficient counterparts to facilitate recording in the applicable counties where the Acquired Assets are located.

(b) Additional Assignments and Assumptions; Official Forms. Seller and Purchaser shall duly execute, acknowledge, and deliver such other assignments, assumptions, bills of sale, or deeds necessary to transfer the Acquired Assets to Purchaser and for Purchaser to assume the Assumed Liabilities, including any conveyances on official forms of relevant Governmental Authorities and related documentation necessary to transfer the Acquired Assets to Purchaser, and for Purchaser to assume the Assumed Liabilities in accordance with this Agreement and the requirements of Law.

(c) Preliminary Settlement Statement. Seller and Purchaser shall duly execute and deliver the Preliminary Settlement Statement.

(d) Purchase Price.

(i) Subject to Section 3.4(c), Purchaser shall deliver the Closing Payment to Seller in accordance with Schedule 3.4 as provided in Section 3.4(b).

(ii) Purchaser shall deliver to Seller the Share Consideration, by delivering evidence in form and substance reasonably satisfactory to Seller that Purchaser has instructed its transfer agent (and delivered any opinions of counsel reasonably requested by the transfer agent) to credit the Common Stock making up the Share Consideration to book-entry accounts maintained by the transfer agent in the name of Seller (or any of its Affiliates designated in writing by Seller) in accordance with Schedule 3.4, and bearing customary legends noting that such securities constitute restricted securities under the Securities Act.

(e) Deposit. Subject to Section 3.4(c), Purchaser and Seller shall cause the Deposit to be released to Seller as provided in Section 3.4(b).

44

(f) Letters in Lieu. On forms supplied by Seller and reasonably acceptable to Purchaser, Seller and Purchaser shall duly execute and deliver letters in lieu of transfer orders directing all purchasers of production to make payment to Purchaser of the proceeds attributable to production from the Acquired Properties from and after the Effective Time.

(g) Change of Operator Forms. Seller or its appointees and Purchaser shall duly execute federal and state change of operator forms with respect to those Acquired Assets of Seller that will be operated by Purchaser after the Closing.

(h) Closing Certificates. Purchaser shall deliver to Seller a certificate duly executed by an officer of Purchaser substantially in the form of Exhibit D as to the satisfaction of the closing conditions set forth in Section 10.2(a) and 10.2(b), and Seller shall deliver to Purchaser a certificate duly executed by an officer of Seller substantially in the form of Exhibit D as to the satisfaction of the closing conditions set forth in Section 10.3(a) and 10.3(b).

(i) Non-Foreign Affidavit. Seller shall deliver to Purchaser an affidavit of non-foreign status substantially in the form of Exhibit E.

(j) [Intentionally Omitted].

(k) Registration Rights Agreement. Purchaser Seller and the other PSA Sellers shall duly execute and deliver a Registration Rights Agreement substantially in the form of Exhibit F (the “Registration Rights Agreement”).

(l) Nominating and Voting Agreement. Purchaser, Seller and the Other PSA Sellers shall duly execute and deliver a Nominating and Voting Agreement substantially in the form of Exhibit G (the “Voting Agreement”).

(m) Contribution Agreement. Purchaser, Seller, Banner and Lubbock shall duly execute and deliver the Contribution Agreement substantially in the form of Exhibit H (the “Contribution Agreement”).

(n) Board of Directors and Officers. Purchaser shall deliver minutes of the Board of Directors of the Purchaser approving, effective at Closing, (i) the increase in the size of the Company’s Board of Directors to seven and the appointment of two (2) individuals (one appointed by Seller and one appointed by Banner), as well as Duane H. King to the Board of Directors of the Company; and (ii) the appointment of John Weinzierl as Executive Chairman; Ryan L. Smith as Chief Executive Officer and Chief Financial Officer; and Don Kessel as Chief Operating Officer.

(o) Seller Resolutions. Seller shall deliver to Purchaser resolutions of Seller’s board of directors and/or managers and members and/or owners, approving the transactions contemplated herein and Seller’s entry into this Agreement.

(p) Other Deliveries. Seller and Purchaser shall execute and deliver any other agreements, instruments, and documents which are required by other terms of this Agreement to be executed and/or delivered at or by Closing.

11.3 Records. In addition to the obligations set forth under Section 11.2 above, no later than sixty (60) days following the Closing Date, Seller shall make the Acquired Records (in the format currently maintained by Seller) available to Purchaser for pickup from Seller’s offices during normal business hours. Seller may retain copies of the Acquired Records.

11.4 Risk of Loss. As of the consummation of the Closing, beneficial ownership and the risk of loss of the Acquired Assets will pass from Seller to Purchaser effective from and after the Effective Time.

45

Article XII

TERMINATION

12.1 Termination. This Agreement and the transactions contemplated herein may be terminated at any time prior to Closing:

(a) by the mutual written agreement of the Parties;

(b) by Seller, if Purchaser fails to pay the Deposit as required by Section 3.2;

(c) by Seller, (1) if Purchaser has materially breached this Agreement and such breach causes any of the conditions to Closing set forth in Section 10.2 not to be satisfied (or, if prior to Closing, is of such a magnitude or effect that it will not be possible for such condition to be satisfied); provided, however, in the case of a breach that is capable of being cured, other than and excluding any Willful Breach by Purchaser, Purchaser shall have until the date that is thirty (30) days following receipt of notice thereof to cure such breach, and termination under this Section 12.1(c) shall not become effective unless Purchaser fails to cure such breach prior to the end of such period; or (2) in connection with a Disclosure Schedule Termination (as described in Section 9.15);

(d) by Purchaser, (i) (1) if Seller has materially breached this Agreement and such breach causes any of the conditions to Closing set forth in Section 10.3 not to be satisfied (or, if prior to Closing, is of such a magnitude or effect that it will not be possible for such condition to be satisfied); provided, however, in the case of a breach that is capable of being cured, other than and excluding any Willful Breach by Seller, Seller shall have until the date that is thirty (30) days following receipt of notice thereof to cure such breach, and termination under this Section 12.1(d) shall not become effective unless Seller fails to cure such breach prior to the end of such period or (2) if (A) the Aggregate Preferential Right Amount associated with the Acquired Assets plus (B) the Aggregate Preferential Right Amount (as defined in either or both of the Other PSAs) applicable to the Other PSAs, exceeds 10% of the collective aggregate Purchase Price under this Agreement and the Other PSAs; or (ii) in connection with a Disclosure Schedule Termination (as described in Section 9.15);

(e) by either Party, if the Closing has not occurred on or before February 28, 2022 (the “Outside Date”); or

(f) by Seller if: (i) an Adverse Recommendation Change shall have occurred; (ii) Purchaser shall have breached or failed to perform in any material respect any of its covenants and agreements set forth in Section 9.16; (iii) Shareholder Approval or the Additional Listing Approval has not been obtained by February 28, 2022; or (iv) any of the Other PSAs terminates prior to Closing.

provided, however, neither Seller nor Purchaser shall have the right to terminate this Agreement pursuant to Section 12.1(c), Section 12.1(d), or Section 12.1(e) if such Party is at such time in material breach of any of its representations, warranties, covenants, or agreements contained in this Agreement.

12.2 Effect of Termination. In the event of termination, written notice thereof will be given to the other Party specifying the provision pursuant to which such termination is made. If this Agreement is terminated pursuant to any provision of Section 12.1, then, except as provided in this Section 12.2 and except for the provisions of Article I, Section 4.1, Section 9.11, Section 12.3, Section 14.12, and Article XV (other than Sections 15.2(b), 15.16, 15.17, 15.18 and 15.19), this Agreement shall forthwith become void and of no further force or effect and the Parties shall have no liability or obligation hereunder and Seller shall thereafter be free to market, negotiate with and sell the Acquired Assets to any Third Party.

46

(a) Purchaser Breach; Seller Remedies.

(i) If Seller is entitled to terminate this Agreement pursuant to Section 12.1(b), then Seller may terminate this Agreement and pursue any other Claim, right, or remedy against Purchaser available at Law or in equity, including a claim for damages;

(ii) If Seller is entitled to terminate this Agreement pursuant to Section 12.1(c) or Section 12.1(f) and each of the conditions contained in Section 10.3 has been either fulfilled in all material respects or waived in writing (other than conditions the fulfillment of which is expressly provided to occur at the Closing), then Seller shall have the right, as their sole and exclusive remedy and in lieu of all other damages, to terminate this Agreement pursuant to Section 12.1(c) or Section 12.1(f) and, in connection therewith, (1) receive the Deposit as liquidated damages (and not as a penalty) free and clear of any claims thereon by Purchaser and (2) be entitled to reimbursement from Purchaser of all of Seller’s reasonable out-of-pocket Expenses incurred in connection with the Contemplated Transaction, (subsection (1) and (2) collectively in lieu of all other damages).

(iii) The Parties acknowledge that the extent of damages to Seller occasioned by such default, failure, inability, or refusal by Purchaser would be impossible or extremely impractical to ascertain and that the amount of the Deposit is a fair and reasonable estimate of such damages under the circumstances.

(iv) If Seller is entitled to the Deposit pursuant to this Section 12.2(a), then the Parties shall, within five (5) Business Days of the date that this Agreement is terminated, execute and deliver to the Escrow Agent written instructions instructing the Escrow Agent to disburse via wire transfer of immediately available funds the entirety of the Deposit to Seller free and clear of any claims thereon by Purchaser.

(b) Seller Breach; Purchaser Remedies. If Purchaser is entitled to terminate this Agreement pursuant to Section 12.1(d), and each of the conditions contained in Section 10.2 has been either fulfilled in all material respects or waived in writing (other than conditions the fulfillment of which is expressly provided to occur at the Closing), then Purchaser shall have the right, as its sole and exclusive remedy and in lieu of all other damages, to terminate this Agreement pursuant to Section 12.1(d) and, in conjunction therewith, receive a return of the Deposit. If Purchaser is entitled to the return of the Deposit pursuant to this Section 12.2(b) then the Parties shall, within five (5) Business Days of the date that this Agreement is terminated, execute and deliver to the Escrow Agent written instructions instructing the Escrow Agent to disburse via wire transfer of immediately available funds the entirety of the Deposit to Purchaser free and clear of any claims thereon by Seller.

(c) Termination for other Reasons. If this Agreement is terminated for any reason other than as set forth in Section 12.2(a) or Section 12.2(b), then the Parties shall have no liability or obligation hereunder as a result of such termination, and the Parties shall, within five (5) Business Days of the date that this Agreement is terminated, execute and deliver to the Escrow Agent written instructions instructing the Escrow Agent to disburse via wire transfer of immediately available funds the entirety of the Deposit to Purchaser free and clear of any claims thereon by Seller.

12.3 Return of Documentation and Confidentiality. In addition to any obligations under the Confidentiality Agreement, upon termination of this Agreement, Purchaser shall promptly return or destroy (and provide written certification of such destruction) to Seller all title, engineering, geological and geophysical data, environmental assessments and/or reports, maps, documents, and other information furnished by any Indemnified Seller Party to any Indemnified Purchaser Party or prepared by or on behalf of Purchaser in connection with its due diligence investigation of the Acquired Assets and the Indemnified Purchaser Parties shall not retain any copies, extracts, or other reproductions in whole or in part of such documents and information, except to the extent such information is included in emails of Purchaser and its representatives, which shall not be required to be deleted, but which shall remain subject to the confidentiality obligations of the Confidentiality Agreement. An officer of Purchaser shall certify, on behalf of Purchaser (and not in his or her individual capacity), Purchaser’s compliance with this Section 12.3 to Seller in writing.

47

Article XIII

TAX MATTERS

13.1 Apportionment.

(a) Straddle Period. All Property and Production Taxes attributable to the ownership or operation of the Acquired Assets for any taxable period that begins prior to and ends on or after the Effective Time (a “Straddle Period”) shall be reflected as a Base Purchase Price adjustment under Section 3.3, and apportioned between Purchaser and Seller as of the Effective Time, in the case of Property Taxes, based on the number of days in the Straddle Period that occurred before the Effective Time (in the case of Seller) and on or after the Effective Time (in the case of Purchaser), and in the case of Production Taxes, based on the Production Taxes that relate to (i) actual production, expressed in volume or units, attributable to the days in the Straddle Period that occurred before the Effective Time (in the case of Sellers) and (ii) actual production, expressed in volume or units, attributable to the days in the Straddle Period that occur on or after the Effective Time (in the case of Purchaser).

(b) Liability of Parties. At the Closing, subject to Section 13.1(a), (i) Purchaser shall assume all Liability for Property and Production Taxes attributable to the ownership or operation of the Acquired Assets with respect to all taxable periods that begin on or after the Effective Time, and (ii) Seller shall retain all Liability for Property and Production Taxes attributable to Seller’s ownership or operation of the Acquired Assets with respect to all taxable periods ending prior to the Effective Time.

(c) Rights of Parties. Purchaser shall have the right to all deductions, credits, and refunds pertaining to Property and Production Taxes allocated to Purchaser under this Section 13.1 and Seller shall have the right to all deductions, credits and refunds pertaining to Property and Production Taxes allocated to Seller under this Section 13.1. All deductions, credits, and refunds pertaining to Property and Production Taxes attributable to the ownership or operation of the Acquired Assets with respect to a Straddle Period shall be reflected as a Base Purchase Price adjustment under Section 3.3, and apportioned between Purchaser and Seller as of the Effective Time, in the case of deductions, credits, and refunds as to Property Taxes, based on the number of days in the Straddle Period that occurred before the Effective Time (in the case of Seller) and on or after the Effective Time (in the case of Purchaser), and in the case of deductions, credits, and refunds as to Production Taxes, based on the Production Taxes that relate to (i) actual production, expressed in volume or units, attributable to the days in the Straddle Period that occurred before the Effective Time (in the case of Seller) and (ii) actual production, expressed in volume or units, attributable to the days in the Straddle Period that occur on or after the Effective Time (in the case of Purchaser).

13.2 Tax Reports and Returns. Except as otherwise provided in Section 13.1, Purchaser shall timely file all Tax Returns with respect to Property and Production Taxes and pay all Property and Production Taxes with respect to such Tax Returns for any the Straddle Period (to the extent such Tax Returns are required to be filed after Closing) and all Tax periods that begin on or after the Effective Time. Seller shall promptly forward to Purchaser any reports or documents received by Seller after the Closing that relate to the Straddle Period, and provide any information in Seller’s possession or control that relate to the Straddle Period that is necessary for Purchaser to file any Tax Returns relating to Property and Production Taxes with respect to the Straddle Period in accordance with this Section 13.2.

48

13.3 Transfer Taxes. The Purchase Price excludes, and Purchaser shall be liable for the entire amount of any sales, use, excise, stock, stamp, documentary, filing, recording, registration, authorization, and similar Taxes, fees, transfer fees, and charges incurred or required to be paid by any of the Indemnified Parties in connection with the Contemplated Transactions. If required by applicable Law, Seller will charge and collect any applicable sales Tax unless Purchaser provides a valid exemption or direct pay certificate. Purchaser and Seller shall cooperate with one another in the preparation of any necessary Tax Returns and other related documentation with respect to such Transfer Taxes (including any exemption certificates and forms as each may request to establish an exemption from (or otherwise reduce) or make a report with respect to Transfer Taxes).

13.4 Tax Proceedings. To the extent Purchaser receives any notice of any audit or other proceeding with respect to any Property Taxes or Production Taxes for any period or portion thereof ending prior to the Effective Time, Purchaser shall promptly provide written notice of same to Seller (which notice shall include a copy of any written correspondence received from the applicable Governmental Authority), and Seller shall have the right to control such audit or other proceeding, but (i) Purchaser shall, as its own cost and expense, have the right to participate in such audit or other proceeding, and (ii) Seller shall not settle or compromise such proceeding without Purchaser’s express written consent, not to be unreasonably withheld, conditioned or delayed.

13.5 Amendments. Purchaser shall not amend any Tax Return relating to Property Taxes or Production Taxes with respect to the Acquired Assets for any period or potion thereof ending prior to the Effective Time without the express written consent of Seller, not to be unreasonably withheld, conditioned or delayed.

13.6 Cooperation. Until the expiration of the statute of limitations for all periods that include the Closing Date or the Effective Time, Seller and Purchaser shall cooperate reasonably and in good faith with respect to Tax matters arising out this Agreement, including in connection with the filing of any Tax Returns described in this Article XIII and any Tax audits or other proceedings as described in Section 13.4.

13.7 Form 8594. Seller and Purchaser shall cooperate in the preparation of Internal Revenue Service Form 8594, pursuant to Treasury Regulation Section 1.1060-1, to report the allocation of the Purchase Price among the Acquired Assets. To the extent required by Code Section 1060 and any Treasury Regulations promulgated thereunder, any such allocations shall be consistent with the Purchase Price allocation as set forth in Exhibit A-3. Except as required by Law, none of the Parties (or their applicable Affiliates) shall take any position on its Tax returns that is inconsistent with the allocation of the Purchase Price (plus other capitalized costs) as so agreed or as adjusted.

13.8 Agreed Tax Treatment. The Parties, pursuant to the express terms and conditions of the Contribution Agreement, (i) acknowledge and agree that the conveyance of the Acquired Assets to Purchaser in exchange for the Share Consideration (as ultimately determined hereunder), along with the assets to be simultaneously acquired pursuant to the Other PSAs, are anticipated to constitute in full one or more transactions described in Section 351(a) of the Code, with the receipt of the Cash Consideration (as adjusted and ultimately determined hereunder) by the Seller to be a receipt of money described in Section 351(b) of the Code, and the Parties shall report consistently therewith for federal income tax purposes and all other relevant Tax purposes, and (ii) represent and warrant to one another that they are aware of no facts or circumstances inconsistent with the agreed federal income tax treatment described in clause (i). Without limiting the foregoing, Purchaser represents and warrants to Seller that, (i) immediately after the conveyance of the Acquired Assets to Purchaser in exchange for the Share Consideration and Cash Consideration (as adjusted and ultimately determined hereunder), and the conveyance of assets pursuant to the Other PSAs, Seller and each of the Other PSA Sellers will be in control of Purchaser, within the meaning of Section 351(a) of the Code, and (ii) Purchaser has no prearranged plan to transfer or otherwise dispose of the Acquired Assets after their acquisition from Seller hereunder or dispose of the assets acquired from the Other PSA Sellers.

49

Article XIV

ASSUMPTION; INDEMNIFICATION; SURVIVAL

14.1 Assumption by Purchaser. Without limiting Purchaser’s rights to indemnity under Section 14.2, effective from and after Closing, Purchaser assumes and hereby agrees to fulfill, perform, pay, and discharge (or cause to be fulfilled, performed, paid, and discharged) all Assumed Liabilities.

14.2 Indemnities of Sellers. Effective as of Closing, subject to the limitations set forth in this Article XIV, Seller shall be responsible for, shall pay on a current basis, and shall defend, indemnify, release, and hold harmless the Indemnified Purchaser Parties for, from, and against any and all Losses incurred, suffered, or paid by, or asserted against, or resulting to any of the Indemnified Purchaser Parties and which result from, arise out of or in connection with, are based upon or related to, or exist by reason of:

(a) any breach by Seller of any of its representations or warranties contained in Article VII, Section 13.8 or in the certificate delivered by Seller pursuant to Section 11.2(i);

(b) any breach by Seller of any of its covenants or agreements contained in this Agreement and any liability incurred by any Purchaser Indemnified Party as a result of the inaccuracy of any Seller Proxy Provided Information;

(c) any of the Excluded Liabilities; or

(d) Property and Production Taxes for which Seller is responsible under Section 13.1 (but excluding such Taxes to the extent they reduced the Purchase Price as adjusted and ultimately determined hereunder);

14.3 Indemnities of Purchaser. Effective as of Closing, subject to the limitations set forth in this Article XIV, Purchaser shall be responsible for, shall pay on a current basis, and shall defend, indemnify, release, and hold harmless the Indemnified Seller Parties for, from, and against any and all Losses incurred, suffered, or paid by, or asserted against, or resulting to any of the Indemnified Seller Parties and which result from, arise out of or in connection with, are based upon or related to, or exist by reason of:

(a) any breach by Purchaser of any of its representations or warranties contained in Article VIII, Section 13.8 or in the certificate delivered by Purchaser pursuant to Section 11.2(i);

(b) any breach by Purchaser of any of its covenants or agreements contained in this Agreement;

(c) Property and Production Taxes for which Purchaser is responsible under Section 13.1 (but excluding such Taxes to the extent they reduced the Purchase Price as adjusted and ultimately determined hereunder);

(d) any of the Assumed Liabilities, except solely to the extent, if any, that (and with this exception limited to such amounts and period as) Seller is required under Section 14.2 (subject to the limitations set forth in this Article XIV) to indemnify any Indemnified Purchaser Party for the same Loss; or

(e) any other matter from or against which Purchaser has agreed to defend or indemnify the Indemnified Seller Parties under this Agreement.

50

14.4 No Third-Party Claims. Any claim for indemnity under this Agreement by any current or former Indemnified Purchaser Party or Indemnified Seller Party must be brought and administered by the applicable Party to this Agreement. No Indemnified Party other than Seller and Purchaser shall have any rights against either Purchaser or Seller under the terms of this Agreement except as may be exercised on its behalf by Seller or Purchaser, as applicable, pursuant to this Section 14.4. Seller and Purchaser may elect to exercise or not exercise indemnification rights under this Section on behalf of the Indemnified Parties affiliated or associated with such Party in its sole discretion and shall have no liability hereunder to any such other Indemnified Party for any action or inaction under this Section 14.4.

14.5 Limitation on Liability.

(a) Notwithstanding anything to the contrary contained in this Agreement, no Seller shall have any liability for any indemnification under Sections 14.2(a) and 14.2(b) for any individual Loss (e.g., per event or circumstance) unless the amount of such Loss exceeds an amount equal to two hundred fifty thousand ($250,000) U.S. Dollars (the “Indemnification Threshold”), provided that (i) adjustments to the Base Purchase Price under Section 3.5 (and any payments in respect thereof), (ii) Seller’s indemnity obligations under Section 14.2(a) solely with respect to the breach of any Fundamental Representation or any representation or warranty contained in Section 7.6 or Section 13.8, and (iii) Seller’s indemnity obligations under Sections 14.2(c) and 14.2(d), in each case, shall not be limited by this Section 14.5(a). Notwithstanding anything to the contrary contained in this Agreement, Purchaser shall not have any liability for any indemnification under Sections 14.3(a) and 14.3(b) for any individual Loss (e.g., per event or circumstance) unless the amount of such Loss exceeds the Indemnification Threshold, provided that (i) adjustments to the Base Purchase Price under Section 3.5 (and any payments in respect thereof), (ii) Purchaser’s indemnity obligations under Section 14.3(a) solely with respect to the breach of any Fundamental Representation or any representation or warranty contained in Section 8.11 or Section 13.8, and (iii) Purchaser’s indemnity obligations under Sections 14.3(c), 14.3(d) and 14.3(e), in each case, shall not be limited by this Section 14.5(a).

(b) Notwithstanding anything to the contrary contained in this Agreement, and without limiting the foregoing in this Section 14.5, Seller shall not have any liability for any indemnification under Sections 14.2(a) and 14.2(b) until and unless the aggregate amount of all Losses under Sections 14.2(a) and 14.2(b) for which Claim Notices are timely delivered by Purchaser exceeds an amount equal to five percent (5%) of the Base Purchase Price (the “Indemnification Deductible”), and then only to the extent all such Losses exceed the Indemnification Deductible, provided that (i) adjustments to the Base Purchase Price under Section 3.5 (and any payments in respect thereof), (ii) Seller’s indemnity obligations under Section 14.2(a) solely with respect to the breach of any Fundamental Representation or any representation or warranty contained in Section 7.6 or Section 13.8, and (iii) Seller’s indemnity obligations under Sections 14.2(c) and 14.2(d), in each case, shall not be limited by this Section 14.5(b).

(c) Notwithstanding anything to the contrary contained in this Agreement, and without limiting the foregoing in this Section 14.5, in no event shall Seller’s aggregate liability under Sections 14.2(a) and 14.2(b) exceed an amount equal to ten percent (10%) of the Final Purchase Price, provided that (i) adjustments to the Base Purchase Price under Section 3.5 (and any payments in respect thereof), (ii) Seller’s indemnity obligations under Section 14.2(a) solely with respect to the breach of any Fundamental Representation or any representation or warranty contained in Section 7.6 or Section 13.8, and (iii) Seller’s indemnity obligations under Sections 14.2(c) and 14.2(d), in each case, shall not be limited by this Section 14.5(c).

51

(d) Notwithstanding anything to the contrary contained in this Agreement, and without limiting the foregoing in this Section 14.5, in no event shall Seller’s or Purchaser’s aggregate liability under this Agreement (including under Section 14.2 and Section 14.3), the other Transaction Documents, and otherwise in connection with the Contemplated Transactions exceed an amount equal to the Final Purchase Price.

(e) The amount of any Liabilities for which any of the Indemnified Purchaser Parties or Indemnified Seller Parties are entitled to indemnification under this Agreement or in connection with or with respect to the transactions contemplated by this Agreement shall be reduced by any corresponding insurance proceeds actually received by any such indemnified Party under any insurance arrangements.

(f) No Indemnified Purchaser Party or Indemnified Seller Party shall be entitled to indemnification under Article XIV for, from, or against, and Losses shall not include, (i) Non-Compensatory Damages, (ii) any Claim or Loss to the extent waived pursuant to Section 9.14, or (iii) any Claim or Loss with respect to any item for which an adjustment has already been made to the Base Purchase Price, or other recovery has already been obtained, under the terms of this Agreement or any other Transaction Document.

(g) In addition, (1) Seller shall have no liability under, and no Indemnified Purchaser Party shall be entitled to indemnification under, Article XIV for any Claim or Loss (i) that was incurred or arose with the consent of Purchaser or due to any act or omission of Purchaser or any of its Affiliates, or (ii) any Claim or Loss based on or arising from any change in, or in the judicial interpretation of, any applicable Law(s) taking effect after the Execution Date; and (2) Purchaser shall have no liability under, and no Indemnified Seller Party shall be entitled to indemnification under, Article XIV for any Claim or Loss (i) that was incurred or arose with the consent of Seller or due to any act or omission of Seller or any of its Affiliates, or (ii) any Claim or Loss based on or arising from any change in, or in the judicial interpretation of, any applicable Law(s) taking effect after the Execution Date.

(h) No Indemnified Purchaser Party or Indemnified Seller Party shall be entitled to indemnification under Article XIV for, from, or against, and Losses shall not include, any Claim or Loss to the extent resulting from or increased by the actions or omissions of any Indemnified Person after the Closing. Each Indemnified Party shall make reasonable efforts to mitigate or minimize all Losses upon and after becoming aware of any event or condition which would reasonably be expected to give rise to any Losses or Claims that are indemnifiable hereunder and, if an Indemnified Party fails to so mitigate any indemnifiable Losses or Claims under the preceding sentence, the Party that would otherwise have an indemnity obligation hereunder with respect to such Losses and Claims shall have no liability for any portion of such Losses and Claims that reasonably could have been avoided or mitigated had the Indemnified Party made such efforts.

(i) No Indemnified Seller Party other than Seller shall have any liability to any Indemnified Purchaser Party hereunder or under any other agreement delivered by or on behalf of any Indemnified Seller Party in connection with the Contemplated Transactions. No Indemnified Purchaser Party other than Purchaser shall have any liability to any Indemnified Seller Party hereunder or under any other agreement delivered by or on behalf of any Indemnified Purchaser Party in connection with the Contemplated Transactions.

(j) The Parties shall treat, for Tax purposes, any amounts paid under this Article XIV as an adjustment to the Purchase Price.

52

14.6 Express Negligence. The defense, indemnification, hold harmless, and release provisions and the assumption of the Assumed Liabilities provisions (in each case) provided for in this Agreement shall be applicable whether or not the Liabilities and Losses in question arose or resulted solely or in part from the gross, sole, joint, active, passive, comparative, or concurrent negligence, strict liability, or other fault or violation of Law of or by any Indemnified Party. With respect to this Agreement, both Parties agree that the provisions set out in this Article XIV comply with the requirement, known as the express negligence rule, to expressly state in a conspicuous manner to afford fair and adequate notice that this Agreement has provisions requiring the Indemnifying Party to be responsible for the negligence (whether gross, sole, joint, active, passive, comparative, or concurrent), strict liability, or other fault or violation of Law of or by the Indemnified Party. Seller and Purchaser understand that pursuant to this Agreement, each Party is sometimes an Indemnifying Party and sometimes an Indemnified Party. Each Indemnifying Party represents to the Indemnified Party (a) that it, the Indemnifying Party has consulted an attorney concerning this Agreement or, if it has not consulted an attorney, that it was provided the opportunity and had the ability to so consult, but made an informed decision not to do so, and (b) that it, the Indemnifying Party, fully understands its obligations under this Agreement.

14.7 Exclusive Remedy.

(a) Except as specifically set forth in this Agreement, from and after Closing, (1) Section 14.2 (as limited by this Agreement) and the special warranty of Defensible Title contained in the Assignment are Purchaser’s sole and exclusive remedies against any Indemnified Seller Party with respect to the Contemplated Transactions and the sale of the Acquired Assets, including with respect to breaches of Seller’s representations, warranties, covenants, and agreements contained in this Agreement and all other Claims and Losses arising out of, relating to, or in connection with the Acquired Assets and/or the Assumed Liabilities; and (2) Section 14.3 (as limited by this Agreement) are Seller’s sole and exclusive remedies against any Indemnified Purchaser Party with respect to the Contemplated Transactions and the sale of the Acquired Assets, including with respect to breaches of Purchaser’s representations, warranties, covenants, and agreements contained in this Agreement and all other Claims and Losses arising out of, relating to, or in connection with the Acquired Assets and/or the Assumed Liabilities.

(b) Except for the remedies specified in Section 14.2 (as limited by this Agreement) and for the special warranty of Defensible Title contained in the Assignment, effective as of Closing, Purchaser, on its own behalf and on behalf of the other Indemnified Purchaser Parties, hereby releases, remises, and forever discharges the Indemnified Seller Parties from any and all Proceedings, Claims, and Losses whatsoever, in Law or in equity, known or unknown, absolute or contingent, which Purchaser or its Affiliates might now or subsequently may have, based on, relating to, or arising out of the Acquired Assets or the ownership, use, or operation of the Acquired Assets prior to Closing, or the condition, quality, status, or nature of any of the Acquired Assets prior to Closing, including rights to contribution under the CERCLA or any other Environmental Law, breaches of statutory or implied warranties, nuisance or other tort actions, rights to punitive damages, common Law rights of contribution, and rights under insurance maintained by Seller or any of their Affiliates.

(c) No Party or Person is asserting the accuracy, completeness, or truth of any representation and warranty set forth in this Agreement; rather the Parties have agreed that should any representation or warranty of any Party prove inaccurate, incomplete, or untrue, the other Party shall have the specific rights and remedies herein specified as the exclusive remedy therefor, but that no other rights, remedies, or causes of action (whether in Law or in equity or whether in contract or in tort or otherwise) are permitted to any Party hereto as a result of the failure, breach, inaccuracy, incompleteness, or untruth of any such representation and warranty. No Party shall attempt to void the effect of any release set forth in this Agreement made by such Party by later arguing that at the time of the release it did not fully appreciate the extent of any Losses so released.

53

14.8 Indemnification Procedures. All claims for indemnification under Section 9.4, Section 9.5, Section 9.16, Section 14.2, and Section 14.3 shall be asserted and resolved as follows:

(a) For purposes of this Article XIV, the term “Indemnifying Party” when used in connection with particular Claims or Losses shall mean the Party having an obligation to indemnify another Person or Persons with respect to such Claims or Losses pursuant to this Article XIV, and the term “Indemnified Party” when used in connection with particular Claims or Losses shall mean the Person or Persons having the right to be indemnified with respect to such Claims or Losses by a Party pursuant to Article XIV.

(b) To make claim for indemnification under Section 9.4, Section 9.5, Section 9.16, Section 14.2, or Section 14.3 an Indemnified Party shall notify the Indemnifying Party of its claim pursuant to this Section 14.8, including the specific details of and specific basis under this Agreement for its claim (the “Claim Notice”). In the event that the claim for indemnification is based upon a claim by a Third Party against the Indemnified Party (a “Third Party Claim”), the Indemnified Party shall provide its Claim Notice promptly after the Indemnified Party has actual knowledge of the Third Party Claim and shall enclose a copy of all papers (if any) served with respect to the Third Party Claim, provided that the failure of any Indemnified Party to give notice of a Third Party Claim as provided in this Section 14.8 shall not relieve the Indemnifying Party of its obligations under Section 9.4, Section 9.5, Section 9.16, Section 14.2, or Section 14.3 (as applicable) except to the extent (and then only to the extent) such failure materially prejudices the Indemnifying Party’s ability to defend against the Third Party Claim. In the event that the claim for indemnification is based upon an inaccuracy or breach of a representation, warranty, covenant, or agreement, the Claim Notice shall specify the representation, warranty, covenant, or agreement that was inaccurate or breached.

(c) In the case of a claim for indemnification based upon a Third Party Claim, the Indemnifying Party shall have thirty (30) days from its receipt of the Claim Notice to notify the Indemnified Party whether it admits or denies its Liability to defend the Indemnified Party against such Third Party Claim at the sole cost and expense of the Indemnifying Party, provided that the Indemnifying Party’s failure to respond during such thirty (30) day period shall be deemed notice that the Indemnifying Party is disputing its Liability. The Indemnified Party is authorized, prior to and during such thirty (30) day period, to file any motion, answer, or other pleading that it shall reasonably deem necessary or appropriate to protect its interests or those of the Indemnifying Party and that is not prejudicial to the Indemnifying Party.

(d) If the Indemnifying Party admits its liability, then it shall have the right and obligation to diligently defend, at its sole cost and expense, the Third Party Claim. Subject to the remaining provisions of this Section 14.8(d), the Indemnifying Party shall have full control of such defense and proceedings, including any compromise or settlement thereof unless the compromise or settlement includes the payment of any amount by (because of the Indemnification Deductible or otherwise), the performance of any obligation by, or the limitation of any material right or benefit of, the Indemnified Party, in which event such settlement or compromise shall not be effective without the consent of the Indemnified Party, which shall not be unreasonably withheld or delayed. If requested by the Indemnifying Party, the Indemnified Party agrees to reasonably cooperate in contesting any Third Party Claim which the Indemnifying Party elects to contest. The Indemnified Party may (at its own expense and with its own counsel) participate in, but not control, any defense or settlement of any Third-Party Claim controlled by the Indemnifying Party pursuant to this Section 14.8(d). An Indemnifying Party shall not, without the written consent of the Indemnified Party, (i) settle any Third Party Claim or consent to the entry of any judgment with respect thereto which does not include an unconditional written release of the Indemnified Party from all liability in respect of such Third Party Claim or (ii) settle any Third Party Claim or consent to the entry of any judgment with respect thereto in any manner that may materially and adversely affect the Indemnified Party (other than as a result of money damages covered by the indemnity).

54

(e) If the Indemnifying Party does not admit its Liability (which it will be deemed to be disputing if it fails to respond) or admits its Liability but fails to diligently prosecute or settle the Third Party Claim, then the Indemnified Party shall have the right to defend against the Third Party Claim at the sole cost and expense of the Indemnifying Party (if it is ultimately determined that the Indemnified Party is entitled to indemnification under this Agreement), with counsel of the Indemnified Party’s choosing (though the Indemnifying Party will still have the right to participate in, but not control, the defense of such Third-Party Claim at its own expense and with its own counsel), subject to the right of the Indemnifying Party to admit its liability and assume the defense of the Third Party Claim at any time prior to settlement or final determination thereof. If the Indemnifying Party has not yet admitted its obligation to defend and indemnify the Indemnified Party against a Third Party Claim, then the Indemnified Party shall send written notice to the Indemnifying Party of any proposed settlement and the Indemnifying Party shall have the option for ten (10) days following receipt of such notice to (i) admit in writing its Liability to indemnify the Indemnified Party from and against the applicable Claims or Losses and consent to such settlement, (ii) if Liability is so admitted, reject, in its reasonable judgment, the proposed settlement, or (iii) deny Liability. Any failure by the Indemnifying Party to respond to such notice shall be deemed to be an election under subsection (iii) above.

(f) In the case of a claim for indemnification not based upon a Third Party Claim, the Indemnifying Party shall have thirty (30) days from its receipt of the Claim Notice to (i) cure the Loss or Claim complained of, (ii) admit its liability for such Loss or Claim, or (iii) dispute the claim for such Loss or Claim. If the Indemnifying Party does not notify the Indemnified Party within such thirty (30) day period that it has cured the Loss or Claim or that it disputes the claim for such Loss or and Claim, then the Indemnifying Party shall be deemed to be disputing the claim for such Loss or Claim.

14.9 Survival.

(a) The representations and warranties of Seller contained in Article VII (other than the Fundamental Representations and the representations and warranties contained in Section 7.6 and Section 13.8) and the reaffirmation of such representations and warranties contained in the certificate delivered at Closing by Seller pursuant to Section 11.2(h) shall, in each case, survive the Closing and expire and terminate at 5:00 p.m. Houston, Texas time on the date that is six (6) months after the Closing Date.

(b) The representations and warranties of Purchaser contained in Article VIII (other than the Fundamental Representations and the representations and warranties contained in Section 8.11 and Section 13.8) and the reaffirmation of such representations and warranties contained in the certificate delivered at Closing by Purchaser pursuant to Section 11.2(h) shall, in each case, survive the Closing and expire and terminate at 5:00 p.m. Houston, Texas time on the date that is six (6) months after the Closing Date.

(c) The Fundamental Representations and the reaffirmation of such representations and warranties contained in the certificate delivered at Closing by Seller and Purchaser pursuant to Section 11.2(i) shall, in each case, survive the Closing and expire and terminate at 5:00 p.m. Houston, Texas time on the date on which the applicable statute of limitations has expired.

(d) The representations and warranties of Seller and Purchaser contained in Section 7.6, Section 8.11, Section 13.8 and the reaffirmation of such representations and warranties contained in the certificate delivered at Closing by Seller pursuant to Section 11.2(i) shall, in each case, survive the Closing and expire and terminate at 5:00 p.m. Houston, Texas time on the date on which the applicable statute of limitations has expired.

55

(e) All covenants and agreements of Seller and Purchaser contained in this Agreement shall (i) with respect to each such covenant and agreement required to be complied with or performed prior to Closing, survive the Closing and expire and terminate at 5:00 p.m., Houston, Texas time on the date that is six (6) months after the Closing Date, and (ii) with respect to each such covenant and agreement required to be complied with or performed solely at or after Closing (to the extent no survival period is separately provided for such covenant or agreement elsewhere in this Agreement), survive the Closing and expire and terminate on the earlier of (A) such time as such covenant or agreement has been fully performed or (B) 5:00 p.m., Houston, Texas time on the date that is twelve (12) months after the Closing Date.

(f) Representations, warranties, covenants, and agreements shall be of no further force and effect after the date of their expiration; provided, however, there shall be no termination of any bona fide claim asserted pursuant to this Agreement with respect to such a representation, warranty, covenant, or agreement prior to its expiration date.

(g) Notwithstanding anything to the contrary above in this Section 14.9, (i) the indemnities in Sections 14.2(a) and 14.2(b) and Sections 14.3(a) and 14.3(b) shall expire and terminate as of the termination date of each respective representation, warranty, covenant, or agreement that is subject to indemnification thereunder, except, in each case, solely as to matters for which a specific written claim for indemnity has been delivered to Seller or Purchaser, as applicable, on or before such termination date; (ii) the indemnities in Sections 14.2(d), 14.3(c) and 14.3(e) shall expire and terminate at 5:00 p.m., Houston, Texas time on the date on which the applicable statute of limitations has expired, except solely as to matters for which a specific written claim for indemnity has been delivered to Seller or Purchaser, as applicable, on or before such termination date; (iii) the indemnities in Section 14.2(c) shall expire and terminate on the date that is twelve (12) months after the Closing Date and (iv) the indemnities in Section 14.3(d) shall survive the Closing and remain in full force and effect indefinitely.

14.10 Waiver of Right to Rescission. Seller and Purchaser acknowledge that, following Closing, specific performance or the payment of money, as limited by the terms of this Agreement, shall be adequate compensation for breach of any representation, warranty, covenant, or agreement contained herein or for any other claim arising in connection with or with respect to the Contemplated Transactions. As such, following Closing, Purchaser and Seller each waive any right to rescind this Agreement or any of the Contemplated Transactions.

14.11 Subrogation. To the extent of the indemnification obligations in this Agreement, Purchaser and Seller hereby waives for itself and its successors and assigns, including any insurers, any rights to subrogation for Losses for which such Party is liable or against which such Party indemnifies any other Person under this Agreement. If required by applicable insurance policies, each Party shall obtain a waiver of such subrogation from its insurers.

14.12 Non-Compensatory Damages. None of the Indemnified Purchaser Parties nor Indemnified Seller Parties shall be entitled under this Agreement or any Transaction Document to recover from Seller or Purchaser, or their respective Affiliates, any special, indirect, consequential, punitive, exemplary, remote or speculative damages, or damages for lost profits of any kind (collectively, “Non-Compensatory Damages”) arising under or in connection with this Agreement or the Contemplated Transactions, except to the extent any such party suffers such damages (including costs of defense and reasonable attorney’s fees incurred in connection with defending of such damages) to a Third Party, which damages (including costs of defense and reasonable attorney’s fees incurred in connection with defending against such damages) shall not be excluded by this provision as to recovery hereunder. Subject to the preceding sentence, Purchaser, on behalf of each of the Indemnified Purchaser Parties, and Seller, on behalf of each of the Indemnified Seller Parties, waive any right to recover any Non-Compensatory Damages arising in connection with or with respect to this Agreement or the Contemplated Transactions. Subject to Section 14.7, this Section 14.12 shall not restrict either Party’s right to obtain specific performance or an injunction.

56

Article XV

MISCELLANEOUS

15.1 Legal Fees. If either Party institutes a Proceeding against the other Party relating to the provisions of this Agreement, the Party to such Proceeding which does not prevail will reimburse the prevailing Party therein (regardless of whether the prevailing Party is the plaintiff or the defendant in such Proceeding) for the reasonable expenses of attorneys’ fees and disbursements incurred by the prevailing Party. The applicable Governmental Authority shall be empowered to designate the prevailing Party for purposes of this Section 15.1.

15.2 Expenses.

(a) Except as otherwise specifically provided, all fees, costs, and expenses incurred by Seller or Purchaser in negotiating this Agreement or in consummating the Contemplated Transactions shall be paid by the Person incurring the same, including, legal and accounting fees, costs, and expenses (“Expenses”).

(b) All required documentary, filing, and recording fees and expenses in connection with the filing and recording of the assignments, conveyances, or other instruments required to convey title to the Acquired Assets to Purchaser (including the Assignment) shall be borne by Purchaser.

15.3 Governing Law. This Agreement and all Claims or causes of action (whether in contract, tort, or based on any other legal theory) that may be based upon, arise out of, or relate to this Agreement or the negotiation, execution, or performance of this Agreement (including any claim or cause of action based upon, arising out of, or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement) shall be governed by and construed in accordance with the internal laws of the State of Texas applicable to agreements made and to be performed entirely within such State, without regard to any choice-of-law or conflicts-of-law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Texas; provided, however, with respect to conveyancing matters as to any Acquired Asset, the Laws of the state where such Acquired Asset is located shall govern and control such determination.

15.4 Jurisdiction and Venue. Except as otherwise provided in Section 3.5, any Proceeding arising under or relating to this Agreement or the other Transaction Documents, the interpretation of this Agreement or the other Transaction Documents, or the enforcement of any provision of this Agreement or the other Transaction Documents (whether in Law, equity, or other theory) shall be brought or otherwise commenced in any state court or the United States District Court located in Houston, Harris County, Texas. Each Party consents to the exclusive jurisdiction of such courts (and the appellate courts thereof) and agrees not to commence any such Proceeding except in such courts. Each Party agrees not to assert (by way of motion, as a defense, or otherwise), and hereby irrevocably and unconditionally waives in any such Proceeding commenced in such court, any objection or claim that such Party is not subject personally to the jurisdiction of such court or that such Proceeding has been brought in an inconvenient forum. If such courts refuse to exercise jurisdiction hereunder, then the Parties agree that such jurisdiction shall be proper in any court in which jurisdiction may be obtained. Each Party irrevocably consents to service of process by delivery of the copy of the process pursuant to the notice provisions set forth in Section 15.7 with the same force and effect as if such service had been made within the State of Texas.

57

15.5 Waiver of Jury Trial. Each Party hereby unconditionally and irrevocably waives its right to a jury trial in any lawsuit, action, or proceeding between or among the Parties arising out of or relating to this Agreement or the Contemplated Transactions.

15.6 Time of the Essence; Calculation of Time. Time is of the essence in this Agreement. If the date specified in this Agreement for giving any notice or taking any action is not a Business Day (or if the period during which any notice is required to be given or any action taken expires on a date that is not a Business Day), then the date for giving such notice or taking such action (and the expiration date of such period during which notice is required to be given or action taken) shall be the next day that is a Business Day.

15.7 Notices.

(a) Addresses. All notices under this Agreement (other than those permitted or required under Section 9.1(c)) shall be in writing and shall be delivered either personally, by internationally recognized overnight courier, by electronic mail, or by registered or certified mail (return-receipt requested and postage prepaid), in any such case to the other Party at its addresses set forth below:

If to Seller:	Lubbock Energy Partners, LLC
1616 S. Voss Rd. #530
Houston, Texas 77057
Attention: John A. Weinzierl
Email: johhnw@katlacapital.com

With a copy to:	Nance & Simpson, LLP
2603 Augusta, Suite 1000
Houston, Texas 77057
Attention: Glynn D Nance, Jr.
Email: gnance@nancesimpson.com

If to Purchaser:	U.S. Energy Corp.
675 Bering Dr., Suite 290
Houston, Texas 77057
Attention: Ryan L. Smith
Email: Ryan@usnrg.com

With a copy to:	The Loev Law Firm, PC
6300 West Loop South, Suite 280
Bellaire, Texas 77401
Attention: David M. Loev; and John S. Gillies
Email: dloev@loevlaw.com; and john@loevlaw.com

58

(b) When Notice Received. Any such notice shall be deemed to have been delivered and received: (i) in the case of personal delivery, on the date of actual receipt by the applicable individual designated; (ii) in the case of electronic transmission, on the date affirmative electronic confirmation of receipt from the receiving Party has been received by the transmitting Party if such confirmation of receipt is received before 5:00 p.m. Houston, Texas time on a Business Day (otherwise on the next Business Day after such confirmation is received), provided that an automated response from the email account or server of the receiving Party shall not constitute an affirmative confirmation of receipt; (iii) in the case of an internationally recognized overnight courier, on the date of actual receipt by the applicable individual designated, as confirmed by the records of such overnight courier; and (iv) in the case of mailing by registered or certified mail (return-receipt requested), on the date of actual receipt by the applicable individual designated. In the case of electronic transmission, the sending Party shall use commercially reasonable efforts to promptly thereafter mail or deliver a copy of the notice by internationally recognized courier or by registered or certified mail (return-receipt requested); provided, however, that the delivery or mailing of, or the failure to deliver or mail, such a copy shall not affect the effectiveness or the time of delivery or receipt of the notice.

(c) Change of Address. A Party may change its notice address by notice to the other Party in accordance with this Section 15.7, which shall be effective ten (10) Business Days after receipt.

15.8 Entire Agreement; Conflicts.

(a) Entire Agreement. This Agreement (including the Appendix, Exhibits, and Schedules), the Confidentiality Agreement, and (when executed) the other Transaction Documents contain the entire agreement and understanding between the Parties with respect to the subject matter hereof and thereof, and all prior and contemporaneous negotiations, understandings, and agreements between the Parties on the matters contained herein and therein are expressly merged into and superseded by this Agreement, the Confidentiality Agreement, and (when executed) the other Transaction Documents. The provisions of this Agreement, the Confidentiality Agreement, and (when executed) the other Transaction Documents may not be explained, supplemented, or qualified through evidence of trade usage or a prior course of dealings. No Party shall be liable or bound to any other Party in any manner by any representations, warranties, covenants, or agreements relating to such subject matter except as specifically set forth in this Agreement, the Confidentiality Agreement, and (when executed) the other Transaction Documents.

(b) Conflicts. In the event of a conflict between the terms and provisions of this Agreement and the terms and provisions of any exhibit hereto or any Transaction Document, the terms and provisions of this Agreement shall govern and control; provided, however, the inclusion in any of the exhibits hereto or any Transaction Document of terms and provisions not addressed in this Agreement shall not be deemed a conflict, and all such additional provisions shall be given full force and effect, subject to the provisions of this Section 15.8(b).

15.9 Amendments and Waivers.

(a) Amendments. This Agreement may not be amended except by a written agreement of the Parties that is identified as an amendment to this Agreement.

(b) Waivers. Except for waivers specifically provided for in this Agreement, rights under this Agreement may not be waived except by an instrument in writing signed by the Party to be charged with the waiver. No waiver of, or consent to a change in, or modification of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of, or consent to a change in, or modification of other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided. The rights of Seller and Purchaser under this Agreement shall be cumulative, and the exercise or partial exercise of any such right shall not preclude the exercise of any other right.

59

15.10 Binding Effect; Assignment.

(a) Binding Effect. This Agreement shall be binding upon the Parties and their respective successors and permitted assigns, and shall inure to the benefit of the Parties and their respective successors and permitted assigns. In the event Purchaser sells, transfers, conveys, assigns, grants, or otherwise disposes of all or any part of the Acquired Assets, then (i) each such sale, transfer, conveyance, assignment, or other disposition shall be made expressly subject to this Agreement and each instrument of conveyance delivered in connection therewith shall explicitly state such and (ii) the assignee shall expressly assume all obligations of Purchaser arising hereunder to the extent related to the Acquired Assets so assigned. Any such sale, transfer, conveyance, assignment, or other disposition of the Acquired Assets shall not relieve Purchaser of any of its obligations under this Agreement, whether arising before or after the date of such sale, transfer, conveyance, assignment, or other disposition.

(b) Assignments Prohibited. No Party may assign this Agreement or any of its rights or interests under this Agreement, or delegate any of its obligations under this Agreement, without the prior written consent of the other Party, which consent may be withheld in such other Party’s sole and absolute discretion, and any attempt to do so shall be void. In the event the other Party consents to any such assignment, such assignment shall not relieve the assigning Party of any obligations and responsibilities hereunder.

15.11 Counterparts. This Agreement may be executed and delivered in one or more counterparts, each of which when executed and delivered shall be an original, and all of which when executed shall constitute one and the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile or by electronic image scan transmission in .pdf shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of the original Agreement for all purposes. Signatures of the Parties transmitted by facsimile or electronic image scan transmission in .pdf shall be deemed to be their original signatures for all purposes. Any Party that delivers an executed counterpart signature page by facsimile or by electronic image scan transmission in .pdf shall promptly thereafter deliver a manually executed counterpart signature page to the other Party; provided, however, that the failure to do so shall not affect the validity, enforceability, or binding effect of this Agreement.

15.12 Third-Party Beneficiaries. This Agreement confers certain indirect rights and remedies upon the Indemnified Seller Parties and the Indemnified Purchaser Parties, as applicable, as set forth in Section 9.4, Section 9.5, Section 9.16, and Article XIV, each of which is, subject to the terms of Section 14.4 and Section 14.5, an express and intended indirect third-party beneficiary of such Section and Article, however, no other Person (other than the Parties and their respective successors and permitted assigns) has any rights or remedies under this Agreement or is an intended beneficiary of any provision of this Agreement. Notwithstanding the foregoing: (a) the Parties reserve the right to amend, modify, terminate, supplement, or waive any provision of this Agreement or this entire Agreement without the consent or approval of the other Indemnified Seller Parties or the other Indemnified Purchaser Parties; and (b) no Party hereunder shall have any direct liability to any permitted third party beneficiary, nor shall any permitted third party beneficiary have any right to exercise any rights hereunder for such third-party beneficiary’s benefit except to the extent such rights are brought, exercised, and administered by a Party hereto in accordance with Section 14.4.

60

15.13 Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to any of Seller or Purchaser. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction or with respect to any event or circumstance shall not affect the validity or enforceability of such provision in any other jurisdiction or with respect to any other event or circumstance, nor shall the invalidity or unenforceability of any provision of this Agreement with respect to any Person affect the validity or enforceability of such provision with respect to any other Person.

15.14 DTPA. Purchaser certifies that it is not a “consumer” within the meaning of the Texas Business and Commerce Code, as amended and any similar Laws related to the protection of consumers applicable in any other jurisdictions (the “DTPA”). Purchaser covenants, for itself and for and on behalf of any successor or assignee, that, if the DTPA is applicable to this Agreement, (a) after consultation with attorneys of Purchaser’s own selection, Purchaser hereby voluntarily waives and releases all of Purchaser’s rights and remedies under the DTPA as applicable to Seller and Seller’s successors and assigns and (b) Purchaser shall defend and indemnify the Indemnified Seller Parties from and against any and all claims of or by any of the Indemnified Purchaser Parties or any of their successors and assigns based in whole or in part on the DTPA arising out of or in connection with this Agreement.

15.15 Headings; Mutuality. The headings and captions herein are inserted for convenience of reference only and are not intended to govern, limit, or aid in the construction of any term or provision hereof. The rights and obligations of each Party shall be determined pursuant to this Agreement. Each of Seller and Purchaser has had the opportunity to exercise business discretion in relation to the negotiation of the details and terms of the transaction contemplated hereby. This Agreement is the result of arm’s length negotiations from equal bargaining positions. It is the intention of the Parties that every covenant, term, and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any Party (notwithstanding any rule of Law requiring an agreement to be strictly construed against the drafting Party) and no consideration shall be given or presumption made, on the basis of who drafted this Agreement or any particular provision thereof, it being understood that the Parties to this Agreement are sophisticated and have had adequate opportunity and means to exercise business discretion in relation to the negotiation of the details of the transaction contemplated hereby and retain counsel to represent their interests and to otherwise negotiate the provisions of this Agreement.

15.16 Removal of Name. As promptly as practicable, but in any case within thirty (30) days after the Closing Date, Purchaser shall eliminate any reference to the names “Lubbock” “Lubbock Energy Partners, LLC” and any variations or extensions of such names from the Acquired Assets, and shall have no right to use any logos, trade names, trademarks, service marks, and other marks belonging to Seller or any of its Affiliates.

15.17 Litigation Support. For so long as any Party actively is contesting or defending against any Claim or Proceeding brought by or against any Third Party in connection with (a) this Agreement or the Contemplated Transactions or (b) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction, on or before the Closing Date relating to the Acquired Assets, the other Party shall reasonably cooperate with the contesting or defending Party and its counsel in the contest or defense at the sole cost and expense of the contesting or defending Party (unless the contesting or defending Party is entitled to indemnification for the foregoing under Section 9.4, Section 9.5, Section 9.16, or Article XIV).

61

15.18 Further Assurances. From time to time after the Closing, Seller shall execute, acknowledge, and deliver, or cause to be executed, acknowledged, and delivered, to Purchaser, and Purchaser shall execute, acknowledge, and deliver, and cause to be executed, acknowledged, and delivered to Seller, such further documents and instruments, and take such other and further actions, as may be reasonably requested by each such Party in order to convey and deliver the Acquired Assets to Purchaser, to perfect Purchaser’s title thereto, and to accomplish the orderly transfer of the Acquired Assets to Purchaser in the manner contemplated by this Agreement, and to more effectively assure to Seller the full assumption by Purchaser of, and release of Seller from, the Assumed Liabilities, and to otherwise fully accomplish the Contemplated Transactions, in each case subject to the terms and conditions in this Agreement.

15.19 Filings, Notices, and Certain Governmental Approvals. Promptly after Closing, Purchaser, at its sole cost and expense, shall (a) record all assignments of Acquired Assets executed at Closing in the records of the applicable Governmental Authority, (b) if applicable, send notices to vendors supplying goods and services for the Acquired Assets and to the operator of such Acquired Assets of the assignment of such Acquired Assets to Purchaser, (c) actively pursue the unconditional approval of all applicable Governmental Authorities and other Persons of the assignment of the Acquired Assets to Purchaser, and (d) actively pursue all other consents and approvals that may be required in connection with the assignment of the Acquired Assets to Purchaser and the assumption of the Assumed Liabilities by Purchaser, that, in each case, shall not have been obtained prior to Closing. Purchaser obligates itself to take any and all action required by any Governmental Authority in order to obtain such unconditional approval, including the posting of any and all bonds or other security that may be required in excess of its existing lease, pipeline, or area-wide bond.

15.20 Specific Performance. After Closing, in the event of any actual or threatened breach of any of the covenants under this Agreement required to be performed by a Party after the Closing, the Party who is or is to be thereby aggrieved shall have the right to specific performance and injunctive relief with respect to a breach or threatened breach of such covenants. The Parties agree that the remedies at law for any breach or threatened breach of such covenants, including monetary damages, may be inadequate compensation for any loss, and that any defense in any action for specific performance of such covenants that a remedy at law would be adequate is waived. Any requirements for the securing or posting of any bond with respect to such a remedy are waived by the Parties.

[Signature page follows.]

62

IN WITNESS WHEREOF, Seller has executed this Agreement as of the Execution Date.

SELLER:

LUBBOCK ENERGY PARTNERS, LLC

By:	/s/ John Weinzierl
Name:	John Weinzierl
Title:	CEO

Signature Page to Purchase and Sale Agreement

IN WITNESS WHEREOF, Purchaser has executed this Agreement as of the Execution Date.

PURCHASER:

U.S. ENERGY CORPORATION

By:	/s/ Ryan Smith
Name:	Ryan Smith
Title:	CEO

Signature Page to Purchase and Sale Agreement

APPENDIX A

DEFINED TERMS

Certain Defined Terms. As used in the Agreement, the following terms have the meanings set forth below:

“Accounting Referee” has the meaning specified in Section 3.5(d).

“Acquired Assets” has the meaning specified in Section 2.2.

“Acquired Contracts” has the meaning specified in Section 2.2(j).

“Acquired Data” has the meaning specified in Section 2.2(l).

“Acquired Easements” has the meaning specified in Section 2.2(f).

“Acquired Leases” has the meaning specified in Section 2.2(a).

“Acquired Mineral Interests” has the meaning specified in Section 2.2(b).

“Acquired Personal Property” has the meaning specified in Section 2.2(i).

“Acquired Properties” has the meaning specified in Section 2.2(d).

“Acquired Real Estate” has the meaning specified in Section 2.2(h).

“Acquired Records” has the meaning specified in Section 2.2(m).

“Acquired Wells” has the meaning specified in Section 2.2(d).

“Additional Listing Application” has the meaning specified in Section 9.17.

“Additional Listing Approval” has the meaning specified in Section 10.2(e).

“Adverse Recommendation Change” means the Board of Directors of Purchaser: (a) fails to make, withdraws, amends, modifies or materially qualifies, in a manner adverse to obtaining Shareholder Approval, the Board Recommendation; (b) fails to include the Board Recommendation in the Proxy Statement that is mailed to Purchaser’s shareholders; (c) fails to publicly reaffirm the Board Recommendation within three (3) Business Days after receipt of a written request by Seller; (d) making any public statement inconsistent with the Board Recommendation; or (e) resolving or agreeing to take any of the foregoing actions.

“AFE” has the meaning specified in Section 7.14.

“Affiliate” means, with respect to a Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. As used in this definition, the word “control” (and the words “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract, or otherwise.

Appendix A
1

“Aggregate Preferential Right Amount” has the meaning specified in Section 9.6(b).

“Agreement” has the meaning specified in the introductory paragraph.

“Allocated Value” has the meaning specified in Section 3.6.

“Anti-Corruption Laws” has the meaning specified in Section 7.30.

“Assignment” means (a) with respect to the Acquired Assets (other than the Acquired Mineral Interests), the Assignment, Bill of Sale and Conveyance from Seller to Purchaser substantially in the form of Exhibit C-1, and (b) with respect to the Acquired Mineral Interests, the no-warranty Mineral Interest Deed from Seller to Purchaser substantially in the form of Exhibit C-2.

“Assumed Environmental Liabilities” means any and all Claims and Losses (including any civil fines and penalties, personal injury, illness, or death of any natural person, any damage to, or destruction or loss or diminution in value of, any property, and any costs and expenses for the modification, repair, or replacement of any facilities on the Lands or any other Lands covered by or associated with the Acquired Assets), arising out of or relating to the Acquired Assets, the condition, ownership, maintenance, or use of the Acquired Assets, or Operations on or with respect to the Acquired Assets, by any Person, whether before, on, or after the Effective Time, in any way: (a) arising under any past, present, or future Environmental Law or any Permit issued under any past, present, or future Environmental Law, including any violation, breach, or noncompliance with any such Environmental Law or any such Permit, and contribution obligations under CERCLA; (b) arising out of or relating to the assessment, clean-up, removal, or other remediation of any Hazardous Material or other waste or materials of any kind, including but not limited to NORM; (c) arising out of or relating to any Release of Hazardous Materials or other contamination or pollution of the Environment; or (d) arising out of or related to any other Environmental Matter with respect to the Acquired Assets.

“Assumed Liabilities” means all Claims and Losses (whether known or unknown or absolute or contingent) resulting from, arising out of or in connection with, attributable to, based upon, or otherwise relating to the Acquired Assets or the use, ownership, or operation thereof, regardless of whether such Claims or Losses arose prior to, on, or after the Effective Time, including, but without limiting the generality of the foregoing: (a) all Liabilities for the payment of Property and Production Taxes; (b) all Liabilities for payment to Royalty owners, working interest owners, and other interest owners; (c) all Liabilities for maintaining, administering, and payment with respect to suspense accounts and revenues held in suspense, as well as for compliance with all unclaimed property Laws; (d) all Liabilities with respect to gas production, sales, transportation, processing, or other imbalances and make-up obligations; (e) all Liabilities for the payment of Property Expenses; (f) all Liabilities under Acquired Leases, Acquired Easements, and Acquired Contracts, and all Liabilities as required by Law; (g) all Claims and Proceedings with respect to the Acquired Assets or the use, ownership, or operation thereof; (h) all Assumed Environmental Liabilities and all Plugging and Abandonment Obligations; (i) all Casualty Losses; and (j) all other Claims and Losses relating to the Acquired Assets or the use, ownership, or operation thereof; provided, however, “Assumed Liabilities” does not include any Claims or Losses to the extent arising from, based upon, or attributable to the Excluded Liabilities.

“Background Materials” has the meaning specified in Section 8.9.

“Banner” means collectively, Banner Oil & Gas, LLC, a Delaware limited liability company (“Banner”), Woodford Petroleum, LLC, a Delaware limited liability company and Llano Energy LLC, a Delaware limited liability company, that have together entered into a separate purchase and sale agreement for their oil and gas properties with Purchaser.

Appendix A
2

“Banner PSA” shall mean that certain Purchase and Sale Agreement, dated as of the Execution Date, by and between Banner and Purchaser.

“Base Purchase Price” has the meaning specified in Section 3.1.

“Board Recommendation” has the meaning specified in Section 8.25.

“Business Day” means any day other than a Saturday, Sunday, or a day on which banks in the State of Texas are authorized or obligated to close.

“Cash Consideration” has the meaning specified in Section 3.1.

“Casualty Loss” means (a) any damage to or destruction of any Acquired Well that occurs as a result of acts of God, fire, explosion, terrorist attack, earthquake, windstorm, flood, drought, or similar occurrence or (b) a taking in condemnation or under right of eminent domain of any Acquired Well, in the case of each of clauses (a) and (b) above, (i) solely to the extent such individual Casualty Loss event or taking occurs after the Effective Time and prior to Closing, (ii) without regard to any related insurance proceeds, and (iii) specifically excluding, for the avoidance of doubt, changes in market conditions, including product and commodities prices, the availability of supply and distribution channels, production declines, adverse conditions or changes in production characteristics, wellbore failures arising or occurring during drilling or completion, or reworking or re-completion or production operations, or any other downhole conditions of any wells, including any well watering out, or experiencing a collapse in the casing or sand infiltration, and depreciation through ordinary wear and tear.

“CERCLA” means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

“Claim” means any notice, claim, demand, allegation, cause of action, chose in action, or other communication alleging or asserting Liability or seeking contribution, indemnification, cost recovery, or compensation for Losses or injunctive or other equitable relief.

“Claim Notice” has the meaning specified in Section 14.8(b).

“Closing” has the meaning specified in Section 11.1.

“Closing Amount” has the meaning specified in Section 3.4(b).

“Closing Date” has the meaning specified in Section 11.1.

“Closing Payment” has the meaning specified in Section 3.4(b)(i).

“Code” means the Internal Revenue Code of 1986.

“Common Stock” means the common stock, par value $0.01 per share, of Purchaser.

“Confidentiality Agreement” means the Nondisclosure Agreement, dated as of April 6, 2021, by and between Seller and Purchaser.

Appendix A
3

“Contemplated Transactions” means the purchase and sale of the Acquired Assets, the assumption of the Assumed Liabilities, the issuance and sale of the Share Consideration and the other transactions provided by this Agreement or any of the other Transaction Documents.

“Contribution Agreement” has the meaning specified in Section 11.2(m).

“COPAS” means the Council of Petroleum Accountant Societies of North America.

“Customary Post-Closing Consents” means all rights to consent by, required notices to, filings with or other actions by Governmental Authorities in connection with the sale, disposition, transfer or conveyance of federal, state, tribal, or other governmental oil and gas leases or interests therein or related thereto, or the transfer of operations of any wells, in each case, where the same are customarily obtained subsequent to the assignment, disposition or transfer of such oil and gas leases or interests therein, or such operations.

“Data Room” means the virtual data room where Background Materials and other information related to the Contemplated Transactions were disclosed to Purchaser or its Entity Representatives prior to the Execution Date.

“Defensible Title” has the meaning specified in Section 5.1.

“Deposit” has the meaning specified in Section 3.2.

“Disclosure Objection Notice” has the meaning specified in Section 9.15.

“Disclosure Schedule Termination” has the meaning specified in Section 9.15.

“DOI” means United States Department of Interior and any sub-agencies, bureaus or offices thereof, including, but not limited to, the United States Bureau of Land Management and the United States Bureau of Indian Affairs.

“DTPA” has the meaning specified in Section 15.14.

“Easement” means any easement, right-of-way, license, servitude, surface lease, surface use agreement, or other similar asset, right, or interest in real property.

“Effective Time” means at 12:01 a.m., Houston, Texas time on the first day of the month in which Closing occurs.

“Entity” means any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any company limited by shares, limited liability company, or joint stock company), firm, society, or other incorporated or unincorporated enterprise, association, organization, or entity.

“Entity Representative” means, with respect to any Entity, such Entity’s directors, partners, managers, members, stockholders, officers, employees, agents, advisors, and attorneys.

“Environment” means soil, land surface, or subsurface strata, surface waters, groundwaters, stream sediments, ambient and other air, atmosphere, plant and animal life, or other environmental medium or natural resource.

Appendix A
4

“Environmental Matters” has the meaning specified in Section 6.1.

“Environmental Law” means any present or future Law relating to: (a) protection of human health or the Environment or workplace safety or occupational health; (b) Liability for or costs of remediation or prevention of Releases of Hazardous Materials; (c) Liability for or costs of any other actual or future threat to human health or the Environment; or (d) any wrongful death, personal injury, or property damage that is caused by or related to the handling, storage, or the presence of a Hazardous Material; including CERCLA, the Emergency Planning and Community Right to Know Act, the Hazardous Substances Transportation Act, the Resource Conservation and Recovery Act, the Solid Waste Disposal Act, the Clean Water Act, the Clean Air Act, the Toxic Substances Control Act, the Safe Drinking Water Act, the Occupational Safety and Health Act, the Federal Water Pollution Control Act, the Federal Insecticide, Fungicide and Rodenticide Act, the Endangered Species Act, the National Environmental Policy Act, the River and Harbors Appropriation Act, and any state counterparts of the foregoing. The term “Environmental Law” does not include good or desirable operating practices or standards that may be voluntarily employed or adopted by other oil and gas well operators or recommended, but not required, by a Governmental Authority.

“Equipment” means all Lease Owned equipment, fixtures, physical facilities, and surface and subsurface machinery used or held for use in connection with the operation, production, treating, storing, or transportation of Hydrocarbons, including all such tanks, boilers, buildings, improvements, injection facilities, saltwater disposal facilities, compression facilities, gathering systems, Christmas trees, derricks, platforms, separators, compressors, gun barrels, and similar items, but excluding Operating Inventory.

“Escrow Account” has the meaning specified in Section 3.2.

“Escrow Agent” has the meaning specified in Section 3.2.

“Escrow Agreement” has the meaning specified in Section 3.2.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Assets” has the meaning specified in Section 2.3.

“Excluded Liabilities” means the following obligations and Liabilities, known or unknown: (a) all Liabilities arising out of any of the Excluded Assets, including contracts that are not part of the Acquired Assets; (b) all Liabilities relating to any claims for infringement, dilution, misappropriation or any other violation of the rights of any Third Parties or caused by use of the Intellectual Property by Seller; (c) except as otherwise expressly provided in this Agreement, all Liabilities for any Taxes of Seller and all liability for Taxes in respect of the Acquired Assets that are attributable to any period, or portion thereof, ending on or prior to the Effective Time, (d) all amounts owed to, and Liabilities associated with, the employees of Seller; (e) all Liabilities arising as a result of any Proceedings set forth on Schedule 7.10; (f) except with respect to the Specified Assumed Indebtedness and the Specified Assumed Hedging Obligations, all Liabilities arising under any Indebtedness of Seller or any obligations or Liabilities to preferred or common equity holders of Seller; (g) all Liabilities with respect to any costs, fees and expenses (including all legal, accounting, financial advisory, valuation, investment banking and other third party advisory or consulting fees and expenses) incurred by or on behalf of Seller in connection with the negotiation of this Agreement, the other Transaction Documents, and each other agreement, document or instrument contemplated hereby or thereby; and (h) all liabilities, warranties and similar claims for damages or injury to person or property to the extent related to periods of time prior to the Effective Date, or that are covered by insurance policies maintained by Seller prior to the Closing Date (to the extent of such insurance coverage).

Appendix A
5

“Execution Date” has the meaning specified in the introductory paragraph.

“Existing Purchaser Assets” means the wells set forth on Schedule EPA and the related oil and gas leases, mineral interests, lands and equipment attributable to the ownership, use and operation of such wells.

“Existing Purchaser Contracts” means all Hydrocarbon sales, purchase, gathering, and processing contracts, transportation contracts, operating agreements, balancing agreements, joint venture agreements, partnership agreements, farmout and farmin agreements, area of mutual interest agreements, surface use agreements, contribution agreements, and other contracts and agreements, in each case, to the extent the foregoing cover, are attributable to, or relate to any of the Existing Purchaser Assets or to Operations on the Existing Purchaser Assets and which are binding on any of Purchaser, its Affiliates, or the Existing Purchaser Assets, including those Material Contracts listed on Schedule 8.15; provided, however, that Existing Purchaser Contracts do not include any lease, mineral interest, easement, permit, or real estate.

“Expenses” has the meaning specified in Section 15.2(a).

“Financial Advisor” means Johnson Rice & Company.

“Final Cash Consideration” has the meaning specified in Section 3.5(g).

“Final Determination Date” has the meaning specified in Section 3.5(g).

“Final Purchase Price” means the sum of (a) $26,341,000.00 and (b) the Final Cash Consideration.

“Final Settlement Date” has the meaning specified in Section 3.5(a).

“Final Settlement Disputes” has the meaning specified in Section 3.5(d).

“Final Settlement Statement” has the meaning specified in Section 3.5(a).

“Fundamental Representations” means (1) with respect to Seller, solely those representations and warranties of Seller contained in Sections 7.1, 7.2, 7.3, 7.4, and 7.5 and (2) with respect to Purchaser, solely those representations and warranties contained in Section 8.1, 8.2, 8.3, 8.4 and 8.5.

“GAAP” means United States generally accepted accounting principles in effect as of the Execution Date, applied consistently with Seller’s application in prior periods.

“Government Official” means an employee or official of any Governmental Authority or candidate for public office.

“Governmental Authority” means any federal, state, local, tribal, or foreign government, court of competent jurisdiction, administrative or regulatory body, agency, bureau, commission, governing body of any national securities exchange, or other governmental authority or instrumentality in any domestic or foreign jurisdiction, and any appropriate division of any of the foregoing.

“Guarantees” has the meaning specified in Section 9.4.

Appendix A
6

“Hazardous Material” means any: (a) petroleum, waste oil, crude oil, asbestos, urea formaldehyde, or polychlorinated biphenyl; (b) waste, gas, or other substance or material that is explosive or radioactive; (c) “hazardous substance”, “pollutant”, “contaminant”, “hazardous waste”, “regulated substance”, “hazardous chemical”, or “toxic chemical” as designated, listed, or defined (whether expressly or by reference) in any statute, regulation, Environmental Law, or other Law (including CERCLA and any other so called “superfund” or “superlien” Law and the respective regulations promulgated thereunder); (d) other substance or material (regardless of physical form) that is subject to any Environmental Law or other Law that regulates or establishes standards of conduct in connection with, or that otherwise relates to, the protection of human health, plant life, animal life, natural resources, property, or the enjoyment of life or property from the presence in the Environment of any solid, liquid, gas, odor, noise, or form of energy; or (e) compound, mixture, solution, product, or other substance or material that contains any substance or material referred to in clause (a), (b), (c), or (d) above.

“Hedging Instrument” means: (a) any futures trade, put option, synthetic put option, call option, or other arrangement relating to commodities entered into by a Person on any commodities exchange to hedge such Person’s exposure to or to speculate on commodity prices; and (b) any swap, collar, floor or other derivative transaction or hedging arrangement of any type or nature whatsoever in the over-the-counter derivatives market.

“Hydrocarbons” means crude oil, natural gas, casinghead gas, condensate, natural gas liquids, and other liquid or gaseous hydrocarbons produced in association with the foregoing.

“Income Tax” means any United States federal, state, local, or foreign Tax based on or measured by reference to net income, profits, revenue, or similar measure, including any interest, penalty, or addition thereto, whether disputed or not.

“Indebtedness” of any Person means, without duplication: (a) all obligations of such Person created, issued, or incurred for borrowed money (whether by loan, the issuance and sale of debt securities, or the sale of property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such property from such other Person); and (b) all obligations of such Person evidenced by a note, bond, debenture, or similar instrument.

“Indemnification Deductible” has the meaning specified in Section 14.5(b).

“Indemnification Threshold” has the meaning specified in Section 14.5(a).

“Indemnified Party” has the meaning specified in Section 14.8(a).

“Indemnified Purchaser Parties” means Purchaser and its Affiliates, and the respective Entity Representatives of the foregoing.

“Indemnified Seller Parties” means Seller and its Affiliates, and the Entity Representatives of the foregoing.

“Indemnifying Party” has the meaning specified in Section 14.8(a).

“Intellectual Property” means, with respect to any Person, any intellectual property, industrial property, and other proprietary rights (or portion thereof) owned, licensed, or developed by such Person or any of its Affiliates, or in which such Person or any of its Affiliates has any rights or interests, including any trademark, service mark, trade name, fictitious business name, or other similar intangible asset, registered or unregistered copyrights, patents, inventions, software or systems, and all versions, forms and embodiments thereof, including source code and object code, information that derives economic value from not being generally known to other Persons, including trade secrets and customer lists, and applications for registration and registrations of any of the foregoing (whether pending, existing, abandoned, or expired).

Appendix A
7

“IRS” means the U.S. Internal Revenue Service.

“Knowledge” means, (a) with respect to Seller, the actual knowledge, without any obligation of inquiry or investigation, of the following Entity Representatives of Seller: John Weinzierl, CEO, and Wallis T. Marsh, COO and (d) with respect to Purchaser, the actual knowledge, without any obligation of inquiry or investigation, of Ryan Smith, CEO or any other officer or director of Purchaser.

“Lands” has the meaning specified in Section 2.2(c).

“Law” means any law, statute, legislation, constitution, principle of common law, resolution, ordinance, code, proclamation, treaty, convention, rule, regulation, permit, writ, or decree, whether legislative, municipal, administrative, or judicial in nature, enacted, adopted, passed, promulgated, made, or put into effect by or under the authority of any Governmental Authority.

“Lease Owned” means any Equipment or Operating Inventory in which a Party owns an interest used or held for use in connection with the operation of a Well or Wells which is (i) chargeable under applicable joint operating agreements consistent with the standards established by COPAS or (ii) is included within the scope of items that are chargeable under Section II (Direct Charges) of the COPAS 2005 Accounting Procedure, but excluding items considered part of overhead.

“Liability” means, with respect to any Person, any Indebtedness or other liability or obligation of such Person of any kind, nature, character, or description, whether known or unknown, absolute or contingent, accrued or unaccrued, in contract, tort, strict liability, or otherwise, including all costs and expenses relating to the foregoing.

“Lien” means any mortgage, deed of trust, pledge, assessment, security interest, lien, adverse claim, levy, charge, or similar encumbrance.

“Lock-Up Period” has the meaning specified in Section 9.20.

“Lock-Up Securities” has the meaning specified in Section 9.20.

“Loss” means any direct or indirect loss, damage, injury, Liability, fine, sanction, penalty, Tax, charge, fee, assessment, demand, claim, Proceeding, judgment, cost (including costs incurred in settlement of any Proceeding), or expense (including any legal fees, expert fees, accounting fees, or advisory fees) of any kind or character (whether known or unknown, fixed or unfixed, conditional or unconditional, based on negligence, strict liability, or otherwise, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent, or other legal theory).

“Lubbock PSA” shall mean this Agreement.

“Material Adverse Effect” means a material adverse effect on: (a) the ownership, operation, or value of the Acquired Assets or Existing Purchaser Assets considered as a whole; or (b) the ability of Seller or Purchaser to consummate the Contemplated Transactions; provided, however, that none of the following shall be deemed to constitute, and none of the following shall be taken into account in determining whether there has been, a Material Adverse Effect: (i) any adverse change, event, development, or effect arising from or relating to: (A) general business or economic conditions, including such conditions related to the business or Operations of Seller or Purchaser; (B) national or international political or social conditions, including the engagement by the United States in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack upon the United States, or any of its territories, possessions, or diplomatic or consular offices or upon any military installation, equipment, or personnel of the United States; (C) financial, banking, commodities, products, or securities markets (including any disruption thereof and any decline in the price of any commodity, product, security or any market index); (D) disruptions in transportation and distribution channels, including channels into which Seller or Purchaser sells any commodities or products; (E) reclassification or recalculation of reserves, or production declines or any adverse condition or change in the production characteristics or downhole condition of any wells, including any well watering out, or experiencing a collapse in the casing or sand infiltration; (F) depreciation of any Acquired Assets or Existing Purchaser Assets that constitute personal property through ordinary wear and tear; (G) changes in GAAP; (H) changes in Laws, Orders, or other binding directives issued by any Governmental Authority; (I) acts of God, including storms or meteorological events; (J) the entering into (or public announcement of) this Agreement or the taking of any action contemplated by this Agreement or the other Transaction Documents; or (K) any action taken (or omitted to be taken) at the request or with the written consent of the other Party; (ii) any existing event, occurrence, or circumstance with respect to which the other Party has knowledge as of the Execution Date; and (iii) any adverse change in or effect on the Acquired Assets or Operations of Seller and on the Existing Purchaser Assets or Operations of Purchaser that is cured before the earlier of the Closing Date and the termination of this Agreement.

Appendix A
8

“Material Contracts” means a contract binding on Seller (and binding on the Acquired Assets) or Purchaser (and binding on the Existing Purchaser Assets), as applicable of the following types: (a) any contract that can reasonably be expected to result in aggregate payments by a Party of more than $100,000 (net to such Party’s interest) during the current or any subsequent fiscal year (based solely on the terms thereof and current volumes, without regard to any expected increase in volumes or revenues), excluding any Hydrocarbon purchase and sale, gathering, transportation or processing agreements (which are addressed in subpart (d) below), (b) any contract that can reasonably be expected to result in aggregate revenues to a Party of more than $100,000 (net to such Party’s interest) during the current or any subsequent fiscal year (based solely on the terms thereof and current volumes, without regard to any expected increase in volumes or revenues), excluding any Hydrocarbon purchase and sale, gathering, transportation or processing agreements (which are addressed in subpart (d) below), (c) any contract that constitutes a lease under which a Party is the lessor or the lessee of real or personal property which lease (1) cannot be terminated by a Party without penalty upon ninety (90) days or less notice and (2) involves an annual base rental of more than $100,000 (net to such Party’s interest); (d) any material contract that is a Hydrocarbon purchase and sale, gathering, transportation, or processing agreement and that is not terminable without penalty upon ninety (90) days or less notice; (e) any material contract that is a joint operating agreement, farmout agreement, participation agreement, exploration agreement, or development agreement, (f) any Acquired Contract between a Party and any Affiliate of such Party that will not be terminated at or prior to Closing; and (g) any contract that (1) contains or constitutes an existing area of mutual interest agreement or (2) includes non-competition restrictions on a Party or other similar restrictions on a Party doing business.

“Material Required Consents” means a consent by a Third Party required under any Acquired Lease or Acquired Contract to transfer such Acquired Lease or Acquired Contract to Purchaser pursuant to this Agreement that with respect to an Acquired Lease, if not obtained prior to the assignment thereof, would (expressly, pursuant to the terms of the applicable Acquired Lease or Acquired Contract) either terminate Seller’s interest therein or void or nullify the Assignment with respect thereto; provided, however, “Material Required Consent” does not include (i) any consent that by its terms cannot be unreasonably withheld, (ii) any Customary Post-Closing Consent, (iii) any Preferential Right, (iv) transfer orders and other filings and notices that are routine and customary in connection with the transfer of oil and gas assets where the Acquired Assets are located, (v) any consent under Acquired Contracts that are terminable upon 60 days or fewer notice without payment of any fee, and (vi) any consent or waiver required under any applicable maintenance of uniform interest provision under any joint operating agreements constituting an Acquired Contract.

Appendix A
9

“NASDAQ” means the NASDAQ Capital Market.

“Negotiation Period” has the meaning specified in Section 3.5(c).

“Net Revenue Interest” or “NRI” means, with respect to any Acquired Lease or Acquired Well, that interest of Seller in Hydrocarbons produced and marketed from or attributable to the Target Formation of such Acquired Lease, Acquired Mineral Interest, or Acquired Well, after giving effect to all Royalties.

“Non-Compensatory Damages” has the meaning specified in Section 14.12.

“NORM” means naturally occurring radioactive material, radon gas and asbestos.

“Notifying Party” has the meaning specified in Section 9.14.

“Objection Date” has the meaning specified in Section 3.5(b).

“Objection Report” has the meaning specified in Section 3.5(b).

“Operations” means oil and gas exploration, development, and production, and all operations relating thereto, including: (a) the acquisition, purchase, sale, development, operation, maintenance, use and abandonment of oil, gas, and mineral leases and related interests; (b) the drilling, reworking, production, purchase, sale, transportation, storage, processing, treating, manufacture, and disposal of, or for, Hydrocarbons and associated by-products and wastes; and (c) the acquisition, construction, installation, maintenance, use, and operation of related Equipment and Operating Inventory.

“Operating Inventory” means Lease Owned rolling stock, pipes, casing, tubing, tubulars, fittings, and other spare parts, supplies, tools, and materials held as operating inventory.

“Order” means any order, judgment, injunction, edict, decree, ruling, assessment, stipulation, pronouncement, determination, decision, opinion, verdict, sentence, subpoena, writ or award issued, made, entered, rendered, or otherwise put into effect by or under the authority of any court or other Governmental Authority or any arbitrator or arbitration panel.

“Ordinary Course of Business” means the ordinary course of business of Seller’s business and Operations, consistent with past custom and practice (including with respect to nature, scope, magnitude, quantity and frequency) that does not require any board of director, member, manager or shareholder approval or any other separate or special authorization of any nature and similar in nature, scope and magnitude to actions customarily taken in the ordinary course of the normal day-to-day operations of other Persons that are in the same line of business.

“Organizational Documents” means, with respect to any Entity, the articles or certificate of incorporation, formation, organization, or association; general or limited partnership agreement; limited liability company or operating agreement; bylaws; and other agreements, documents, or instruments relating to the organization, management, or operation of such Entity or relating to the rights, duties, and obligations of the equity holders of such Entity, including any equity holders’ agreements, voting agreements, voting trusts, joint venture agreements, registration rights agreements, and similar agreements.

“Other PSAs” means, collectively, the Banner PSA and the Synergy PSA.

“Other PSA Sellers” means, collectively, Banner and Synergy.

Appendix A
10

“Outside Date” has the meaning specified in Section 12.1(e).

“Party” and “Parties” have the meanings specified in the introductory paragraph.

“Permit” means any permit, license, certificate of authority, franchise, concession, registration, or similar qualification or authorization issued, granted, or given by or under the authority of any Governmental Authority.

“Permitted Encumbrances” has the meaning specified in Section 5.2.

“Permitted Matter” has the meaning specified in Section __ 9.15.

“Person” means any natural person, Entity, or Governmental Authority.

“Plugging and Abandonment Obligations” means any and all Claims and Losses (whether known or unknown or absolute or contingent) resulting from, arising out of or in connection with, attributable to, based upon, or otherwise relating to any of the following, whether arising prior to, on, or after the Effective Time: (a) the plugging, replugging, and abandonment of all Acquired Wells; (b) the removal, abandonment, and disposal of all Acquired Personal Property and other fixtures, structures, pipelines, equipment, abandoned property, trash, refuse, and junk located on or comprising part of the Acquired Assets; (c) the capping and burying of all associated flow lines located on or comprising part of the Acquired Assets; (d) the restoration of the surface and subsurface of the Acquired Assets to the condition required by applicable Laws, Permits, Orders, Acquired Leases, and Acquired Contracts; (e) the dismantling, salvaging, removal, and abandonment of any and all Equipment and Operating Inventory; (f) all other Claims and Losses relating to the items described in clauses (a) through (e) above arising under Acquired Leases, Acquired Contracts, or other agreements, and all Claims made by Governmental Authorities or Third Parties claiming any vested interest in assets constituting the Acquired Assets; and (g) obtaining and maintaining all bonds, surety arrangements, and supplemental or additional bonds and surety arrangements, that may be required by Laws, Permits, Orders, or contracts, or may otherwise be required by any Governmental Authorities.

“Preferential Right” means a right of first refusal or other preferential purchase right provision applicable to any Acquired Assets.

“Preliminary Settlement Statement” has the meaning specified in Section 3.4(a).

“Proceeding” means any action, proceeding, litigation, suit, or arbitration (whether civil, criminal, administrative, or judicial in nature) commenced, brought, conducted, or heard before any Governmental Authority, arbitrator, or arbitration panel.

“Production Tax” (with correlative meanings) means any federal, state or local Tax that is based on or measured by the production of Hydrocarbons from the Acquired Assets or the receipt of proceeds therefrom, including any conservation, sales, use, value added, excise or severance Taxes (but excluding any Property Taxes, Income Taxes, and any franchise, employment, labor, unemployment, or similar Tax).

“Property and Production Tax” means all Property Taxes and Production Taxes.

“Property Expenses” means all operating expenses (including costs of insurance, title examinations, and curative actions taken in connection with obtaining or in response to drilling title opinions) and capital expenditures (including lease bonuses, broker fees, other lease acquisition costs, and expenditures listed on Schedule 3.3(a)(ii)) incurred in the ownership and operation of the Acquired Assets in the ordinary course of business and, where applicable, in accordance with the relevant operating or unit agreement, if any, and overhead costs charged to the Acquired Assets under the relevant operating agreement or unit agreement, if any, but excluding Claims and Losses attributable to (a) personal injury or death, property damage, or violation of any Law, (b) Assumed Environmental Liabilities, (c) Plugging and Abandonment Obligations, (d) obligations with respect to imbalances, (e) obligations to pay working interests, Royalties, or other interest owners revenues or proceeds attributable to sales of Hydrocarbons relating to the Acquired Assets, including those held in suspense, or (f) Taxes.

Appendix A
11

“Property Tax” (with correlative meanings) means any federal, state or local personal or real property and ad valorem or similar Taxes assessed against the Acquired Assets or based upon or measured by the ownership of the Acquired Assets (but excluding any Production Taxes, Income Taxes, and any franchise, employment, labor, unemployment, or similar Tax).

“Proxy Approval” means that Purchaser has filed a proxy statement with the SEC, all SEC comments to such proxy statement (if any) have been cleared by Purchaser and such proxy statement has been mailed to all shareholders of Purchaser.

“Proxy Statement” means the proxy statement to be filed by Purchaser with the SEC and sent to Purchaser’s shareholders in connection with the Shareholder Meeting.

“Purchase Price” has the meaning specified in Section 3.1.

“Purchaser” has the meaning specified in the introductory paragraph.

“Purchaser’s Auditor” has the meaning specified in Section 9.16(b).

“Purchaser Financial Statements” has the meaning specified in Section 8.18.

“Records” means any lease files, land files, well files, Acquired Contract files, gas gathering and processing files, division order files, abstracts, title opinions, and similar records of Seller to the extent relating directly to the Acquired Assets.

“Registration Rights Agreement” has the meaning specified in Section 11.2(k).

“Release” means any release, spill, emission, leaking, pumping, pouring, dumping, emptying, injection, deposit, disposal, discharge, dispersal, leaching, or migration on or into the Environment or into or out of any property.

“Remedial Action” means any and all actions, including any capital expenditures undertaken, to (i) clean up, remove, treat or in any other way address any Hazardous Material; (ii) prevent the Release or threat of Release, or minimize the further Release so it does not migrate, endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; (iii) perform post-remedial monitoring and care; or (iv) correct any condition of material noncompliance with any Environmental Law.

“Royalties” means royalties, overriding royalties, production payments, net profits interests, other non-cost bearing revenue interests or similar payment burdens upon, measured by, or payable out of production of Hydrocarbons therefrom.

“SEC” means the Securities and Exchange Commission.

“SEC Documents” has the meaning specified in Section 8.18.

Appendix A
12

“Securities Act” means the Securities Act of 1933, as amended.

“Seller” has the meaning specified in the introductory paragraph.

“Seller Balance Sheet” means the balance sheet dated as of the Seller Balance Sheet Date included in the Seller Financial Statements.

“Seller Balance Sheet Date” means June 30, 2021 with respect to Seller.

“Seller Financial Statements” has the meaning specified in Section 7.18.

“Seller Proxy Provided Information” has the meaning specified in Section 9.19.

“Share Consideration” has the meaning specified in Section 3.1.

“Shareholder Approval” has the meaning specified in Section 10.2(d).

“Shareholders Meeting” means the special meeting of the shareholders of Purchaser to be held to consider the approval of the Contemplated Transaction and the transactions contemplated by the Other PSAs and the issuance of the Common Stock to Seller and the Other PSA Sellers in accordance with the rules and regulations of the NASDAQ and applicable Law.

“Six Month Anniversary” has the meaning specified in Section 9.20.

“Straddle Period” has the meaning specified in Section 13.1(a).

“Synergy” shall mean Synergy Offshore, LLC, a Texas limited liability company.

“Synergy PSA” shall mean that certain Purchase and Sale Agreement, dated as of the Execution Date, by and between Synergy and Purchaser.

“Target Closing Date” has the meaning specified in Section 11.1.

“Target Formation” means, with respect to an Acquired Well, each geological zone and depth open to production and from which Hydrocarbons are being produced through such Acquired Well as of the Effective Time.

“Tax” and “Taxes” means any income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Section 59A of the Code), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, severance, natural resources, Production Tax, Property Tax, transfer, registration, stamp, value added, alternative or add-on minimum, estimated, or other tax, levy or assessment, duty, impost, charge, or fee of any kind whatsoever of any Governmental Authority, whether computed on a separate or consolidated, unitary or combined basis or in any other manner, including any interest, penalty, or addition thereto, whether disputed or not.

“Tax Return” means any return, declaration, report or information return (including any related or supporting estimates, elections, schedules, statements, or information) filed or required to be filed in connection with the determination, assessment, or collection of any Tax, and including any amendment thereof.

Appendix A
13

“Technical Data” means proprietary geologic, geophysical, seismic data and seismic licenses, but excluding any and all interpretive data and analysis of any of the foregoing (it being understood that all such interpretive data and analysis shall constitute an Excluded Asset).

“Third Party” shall mean any Person other than a Party to this Agreement or an Affiliate of a Party to this Agreement.

“Third Party Claim” has the meaning specified in Section 14.8(b).

“Title Matters” has the meaning specified in Section 5.5.

“Transaction Documents” means this Agreement, the Assignments, the Escrow Agreement, the Contribution Agreement, the Registration Rights Agreement, the Voting Agreement and the other contracts, agreements, certificates, documents, and instruments delivered or to be delivered by the Parties in connection with the Closing.

“Treasury Regulations” means the regulations issued by the United States Department of Treasury under the Code.

“United States” and “U.S.” means the United States of America.

“Updated Schedules” has the meaning specified in Section 9.15.

“Voting Agreement” has the meaning specified in Section 11.2(l).

“Willful Breach” means, with respect to a Party, either (a) such Party’s willful or deliberate act or a willful or deliberate failure to act, which act or failure to act (i) constitutes in and of itself a material breach of any covenant set forth in this Agreement and (ii) which was undertaken with the actual knowledge of such Party that such act or failure to act would be, or would reasonably be expected to cause, a material breach of this Agreement, or (b) the refusal or inability by such Party to consummate (at the time required hereunder) the transactions contemplated by this Agreement after all conditions to such Party’s obligations in Article X, as applicable, have been satisfied or waived in accordance with the terms of this Agreement (other than those conditions which by their terms can only be satisfied simultaneously with the Closing but which would be capable of being satisfied at Closing if Closing were to occur).

“Working Interest” or “WI” means, with respect to any Acquired Well, that share of the costs and expenses of maintenance, development, and operations attributable to the interest of Seller in such Acquired Well, but without regard to the effect of any Royalties.

[End of Appendix A]

Appendix A
14

Annex B

Banner Energy Partners APA

Execution Version

PURCHASE AND SALE AGREEMENT

among

BANNER OIL & GAS, LLC, WOODFORD PETROLEUM, LLC

AND

LLANO ENERGY LLC,

collectively as Sellers,

and

U.S. Energy CORPoration,

as Purchaser

Executed October 4, 2021

i

7.11	Legal Compliance	20
7.12	Environmental	20
7.13	Material Contracts	21
7.14	Current Commitments	21
7.15	Imbalances	21
7.16	Suspense Accounts, Sales Agreements	21
7.17	Securities Law Compliance.	21
7.18	Financial Statements of Sellers	22
7.19	Certain Limitations; Schedules	23
7.20	Royalties, Etc.	23
7.21	Drilling Obligations	23
7.22	Current Bonds.	23
7.23	Non-Consent Operations	23
7.24	Partnerships	23
7.25	Absence of Certain Changes.	23
7.26	Permits	23
7.27	Certain Business Practices	24
7.28	Insurance	24

Article VIII REPRESENTATIONS AND WARRANTIES OF PURCHASER		24
8.1	Organization, Existence, and Qualification	24
8.2	Authority, Approval, and Enforceability	24
8.3	Bankruptcy	24
8.4	Brokers’ Fees	25
8.5	No Conflicts	25
8.6	Consents	25
8.7	Financing	25
8.8	Regulatory	25
8.9	Independent Evaluation	25
8.10	Accredited Investor	26
8.11	Taxes	26
8.12	Litigation	26
8.13	Legal Compliance	26
8.14	Environmental	27
8.15	Material Contracts	27
8.16	Current Commitments	27
8.17	Capitalization.	27
8.18	SEC Documents and Financial Statements	28
8.19	Independent Registered Public Accounting Firm	29
8.20	Controls and Procedures; Listing; Investment Company	29
8.21	Contractual Restrictions	29
8.22	Form S-3 Eligibility	30
8.23	Exemptions from Securities Laws	30
8.24	Absence of Certain Changes	30
8.25	Board Approval	30
8.26	Fairness Opinion	30
8.27	Other PSA Diligence	30
8.28	Royalties, Etc.	31
8.29	Non-Consent Operations	31
8.30	Permits	31

ii

Article IX CERTAIN COVENANTS AND AGREEMENTS		31
9.1	Conduct of Business Prior to Closing by Sellers.	33
9.2	Conduct of Business Prior to Closing by Purchaser.	33
9.3	Successor Operator	33
9.4	Governmental Bonds; Guarantees	34
9.5	Material Required Consents	34
9.6	Preferential Rights	35
9.7	Casualty Loss	36
9.8	Revenues	36
9.9	Suspense Accounts	36
9.10	Non-Solicitation; No-Hire	37
9.11	Confidentiality	37
9.12	Public Announcements	37
9.13	Record Retention	37
9.14	Breaches before Closing	37
9.15	Amendment of Schedules	38
9.16	Proxy Statement and Shareholder Meeting	39
9.17	Additional Listing Application; Transfer Agent	40
9.18	NASDAQ Continued Listing	40
9.19	Seller’s Proxy Statement Information and Financial Statements.	40
9.20	Lock-Up	41
9.21	Sales Pursuant to Rule 144	41
9.22	Other PSAs	41
9.23	Closing Conditions	41
9.24	Remedial Action.	42

Article X CONDITIONS TO CLOSING		42
10.1	Mutual Conditions to Closing	42
10.2	Sellers’ Conditions to Closing	42
10.3	Purchaser’s Conditions to Closing	43

Article XI CLOSING		44
11.1	Date of Closing	44
11.2	Closing Obligations	44
11.3	Records	46
11.4	Risk of Loss	46

Article XII TERMINATION		46
12.1	Termination	46
12.2	Effect of Termination	47
12.3	Return of Documentation and Confidentiality	48

Article XIII TAX MATTERS		49
13.1	Apportionment	49
13.2	Tax Reports and Returns	49
13.3	Transfer Taxes	49
13.4	Tax Proceedings	50
13.5	Amendments	50
13.6	Cooperation	50
13.7	Form 8594	50
13.8	Agreed Tax Treatment	50

iii

Article XIV ASSUMPTION; INDEMNIFICATION; SURVIVAL		51
14.1	Assumption by Purchaser	51
14.2	Indemnities of Seller	51
14.3	Indemnities of Purchaser	51
14.4	No Third-Party Claims	52
14.5	Limitation on Liability	52
14.6	Express Negligence	54
14.7	Exclusive Remedy	54
14.8	Indemnification Procedures	55
14.9	Survival	56
14.10	Waiver of Right to Rescission	57
14.11	Subrogation	57
14.12	Non-Compensatory Damages	57

Article XV MISCELLANEOUS		58
15.1	Legal Fees	58
15.2	Expenses	58
15.3	Governing Law	58
15.4	Jurisdiction and Venue	58
15.5	Waiver of Jury Trial	59
15.6	Time of the Essence; Calculation of Time	59
15.7	Notices	59
15.8	Entire Agreement; Conflicts	60
15.9	Amendments and Waivers	60
15.10	Binding Effect; Assignment	61
15.11	Counterparts	61
15.12	Third-Party Beneficiaries	61
15.13	Severability	62
15.14	DTPA	62
15.15	Headings; Mutuality	62
15.16	Removal of Name	62
15.17	Litigation Support	62
15.18	Further Assurances	63
15.19	Filings, Notices, and Certain Governmental Approvals	63
15.20	Specific Performance	63

iv

APPENDIX

Appendix:	Description:
Appendix A	Defined Terms

EXHIBITS

Exhibits:		Description:
Exhibit A-1	—	Acquired Leases and Acquired Mineral Interests
Exhibit A-2	—	Acquired Wells
Exhibit A-3	—	Acquired Personal Property
Exhibit B	—	Specified Excluded Assets
Exhibit C-1	—	Form of Assignment
Exhibit C-2	—	Form of Mineral Deed
Exhibit D	—	Form of Closing Certificate
Exhibit E	—	Form of Non-Foreign Affidavit
Exhibit F	—	Form of Transition Services Agreement
Exhibit G	—	Form of Registration Rights Agreement
Exhibit H	—	Form of Voting Agreement
Exhibit I	—	Form of Contribution Agreement

SCHEDULES

Schedules:		Description:
Schedule EPA	—	Existing Purchaser Assets
Schedule 3.3(a)(ii)	—	Specified Costs
Schedule 3.4	—	Seller’s Wiring Instructions; Apportionment of Purchase Price
Schedule 7.6	—	Taxes of Sellers
Schedule 7.7	—	No Conflicts
Schedule 7.8	—	Material Required Consents
Schedule 7.9	—	Preferential Rights
Schedule 7.10	—	Litigation of Sellers
Schedule 7.11	—	Legal Compliance of Sellers
Schedule 7.12	—	Environmental (Sellers)
Schedule 7.13	—	Material Contracts of Sellers
Schedule 7.14	—	Current Commitments of Sellers
Schedule 7.15	—	Imbalances
Schedule 7.16	—	Suspense Accounts
Schedule 7.18(a)	—	Banner Financial Statements
Schedule 7.18(b)	—	Woodford Financial Statements
Schedule 7.18(c)	—	Llano Financial Statements
Schedule 7.22	—	Current Bonds
Schedule 7.23	—	Non-Consent Operations of Sellers
Schedule 7.25	—	Absence of Certain Changes
Schedule 8.11	—	Taxes of Purchaser
Schedule 8.12	—	Litigation of Purchaser
Schedule 8.13	—	Legal Compliance of Purchaser
Schedule 8.14	—	Environmental (Purchaser)
Schedule 8.15	—	Material Contracts of Purchaser
Schedule 8.16	—	Current Commitments of Purchaser
Schedule 8.17	—	Capitalization
Schedule 8.18	—	SEC Documents and Financial Statements
Schedule 8.27	—	Diligence
Schedule 8.29	—	Non Consent Operations of Purchasers
Schedule 9.1	—	Certain Operations by Sellers
Schedule 9.2	—	Certain Operations by Purchaser

v

PURCHASE AND SALE AGREEMENT

This PURCHASE AND SALE AGREEMENT (this “Agreement”), dated October 4, 2021 (the “Execution Date”), is made by and among Banner Oil & Gas, LLC, a Delaware limited liability company (“Banner”), Woodford Petroleum, LLC, a Delaware limited liability company (“Woodford”) and Llano Energy LLC, a Delaware limited liability company (“Llano”, and together with Banner and Woodford, each a “Seller” and collectively, the “Sellers”), and U.S. Energy Corporation, a Wyoming corporation (“Purchaser”). Sellers and Purchaser are sometimes referred to herein collectively as the “Parties” and each individually as a “Party”.

RECITALS

WHEREAS, each Seller owns and desires to sell certain oil and gas interests and other assets and properties in exchange for the Purchase Price (as defined herein) and other consideration to be paid by Purchaser under the terms of, and subject to the conditions in, this Agreement; and

WHEREAS, Purchaser desires to purchase such oil and gas interests and other assets and properties under the terms of, and subject to the conditions in, this Agreement.

AGREEMENT

NOW, THEREFORE, for and in consideration of the mutual covenants herein contained, the benefits to be derived by each Party hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Article I
DEFINED TERMS; INTERPRETATION

1.1 Defined Terms. Capitalized terms used in this Agreement that are not otherwise defined in this Agreement are defined in Appendix A.

1.2 Interpretation. As used in this Agreement, except as otherwise indicated in this Agreement or as the context may otherwise require:

(a) the words “include”, “includes”, and “including” are deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of similar import;

(b) the word “or” is not exclusive, and the word “extent” in the phrase “to the extent” means the degree or proportion to which a subject or other thing extends, and such phrase shall not mean simply “if”;

(c) references to an “Article”, “Section”, “preamble”, “recital”, or any other subdivision, or to an “Appendix”, “Exhibit”, or “Schedule”, are to an article, section, preamble, recital, or subdivision of this Agreement, or to an appendix, exhibit, or schedule to this Agreement, respectively;

(d) the words “this Agreement”, “hereby”, “hereof”, “herein”, “hereunder”, and comparable words refer to all of this Agreement, including the Appendix, Exhibits, and Schedules to this Agreement, and not to any particular Article, Section, preamble, recital, or other subdivision of this Agreement or Appendix, Exhibit, or Schedule to this Agreement;

1

(e) any pronoun in masculine, feminine, or neuter form shall include each other gender;

(f) any word in the singular form includes the plural and vice versa;

(g) references to any agreement or other document are to such agreement or document as amended, modified, superseded, supplemented, and restated now or from time to time after the date of this Agreement;

(h) references to any Law are references to such Law as amended, modified, supplemented, and restated now or from time to time after the date of this Agreement, and to any corresponding provisions of successor Laws, and, unless the context requires otherwise, any reference to any statute shall be deemed also to refer to all rules and regulations promulgated and Orders issued thereunder;

(i) references to any Person include such Person’s respective permitted successors and permitted assigns;

(j) references to a “day” or number of “days” (without the explicit qualification of “Business”) refer to a calendar day or number of calendar days; and

(k) any financial or accounting term that is not otherwise defined in this Agreement shall have the meaning given such term under GAAP.

Article II
PURCHASE AND SALE

2.1 Purchase and Sale of Assets. At the Closing, under the terms of, and subject to the conditions in, this Agreement, each Seller shall sell and convey to Purchaser, and Purchaser shall purchase and receive from each Seller, all of such Seller’s right, title, and interest in and to the Acquired Assets.

2.2 Acquired Assets. The term “Acquired Assets” means all of Sellers’ right, title, and interest in and to the following, but excluding the Excluded Assets and subject to the terms and reservations herein:

(a) all oil, gas, and mineral leases (the “Acquired Leases”) and all oil and gas mineral fee interests the (“Acquired Mineral Interests”) described in Exhibit A-1, together with any and all other rights, titles, and interests of Sellers in and to the lands covered or burdened thereby and all other interests of Sellers of any kind or character in and to the Acquired Leases and the Acquired Mineral Interests;

(b) all existing and effective unitization, pooling, and communitization agreements, declarations, and orders covering any of the lands covered or burdened by any of the Acquired Leases or Acquired Mineral Interests (such lands, together with all other lands pooled or unitized under such agreements, declarations, and orders, are referred to herein as the “Lands”);

(c) all wells (including all Hydrocarbon wells, water wells, disposal wells, injection wells, abandoned wells, and any other wells) and all associated lateral pipelines located on the Lands, whether producing or non-producing (the “Acquired Wells” and together with the Acquired Leases and the Acquired Mineral Interests, the “Acquired Properties”), including the Hydrocarbon wells listed on Exhibit A-2;

2

(d) (i) all Hydrocarbons in, on, or under, or that may be produced from, the Lands on or after the Effective Time, (ii) all Hydrocarbon inventories from or attributable to the Lands in storage on the Effective Time, and (iii) all Hydrocarbons attributable to make-up rights and obligations with respect to imbalances attributable to the Lands;

(e) to the extent transferable (at no out of pocket cost or expense to Sellers), all Easements on or over the Lands to the extent primarily used or held for use as of the Closing Date in connection with the ownership of or Operations applicable to the Acquired Properties (the “Acquired Easements”);

(f) to the extent transferable (at no out of pocket cost or expense to Sellers), all Permits that have been granted or issued as of the Closing Date solely in connection with Operations applicable to any other any Acquired Property or Acquired Personal Property;

(g) all fee interests in surface real property and leasehold estates in surface real property, in each case, that cover any part of the Lands or are primarily used or held for use in connection with the ownership or operation of the Acquired Assets (the “Acquired Real Estate”);

(h) all owned and leased (i) vehicles listed on Exhibit A-3, and (ii) interests in the Equipment and Operating Inventory primarily used or held for use as of the Closing Date in connection with Operations applicable to the Acquired Properties (collectively, the “Acquired Personal Property”);

(i) all Hydrocarbon sales, purchase, gathering, and processing contracts, transportation contracts, operating agreements, balancing agreements, joint venture agreements, partnership agreements, farmout and farmin agreements, area of mutual interest agreements, surface use agreements, contribution agreements, and other contracts and agreements, in each case, to the extent the foregoing cover, are attributable to, or relate to any of the other Acquired Assets or to Operations on the Acquired Assets (the “Acquired Contracts”), including those Material Contracts listed on Schedule 7.13; provided, however, that Acquired Contracts do not include any (i) Acquired Lease, Acquired Mineral Interest, Acquired Easement, Permit, or Acquired Real Estate; (ii) master services agreements (other than any master services agreement specifically listed on Schedule 7.13, which master services agreement(s), if listed on Schedule 7.13, is an Acquired Contract) or (iii) contract or agreement to the extent relating to any Excluded Asset;

(j) (i) all accounts receivable for which Sellers receive an upward adjustment to the Base Purchase Price pursuant to Section 3.3(a)(iii), and (ii) except to the extent relating to any Excluded Assets, and except for Claims, payments, and proceeds under insurance policies (other than proceeds which are to be transferred in connection with any Casualty Losses pursuant to Section 9.7), all rights, claims, and causes of action against Third Parties (including warranty and indemnity claims and defenses) to the extent and only to the extent, in each case, (1) arising on or after the Effective Time, (2) assignable and (3) relating to any of the Assumed Liabilities;

(k) all Technical Data in Sellers’ possession (or in the possession of their Affiliates) that primarily relates to the Acquired Properties of Sellers (the “Acquired Data”); and

(l) to the extent transferable, all Records to the extent relating to the other Acquired Assets described in Section 2.2(a) through 2.2(k) that are in the possession of a Seller or any of its Affiliates; provided, however, that (i) Records relating to Income Taxes or franchise taxes, constituting Acquired Data, or relating to such Seller’s business generally, (ii) Records that are subject to a valid legal privilege or to disclosure restrictions, (iii) Records that are not transferable without payment of additional consideration (and Purchaser has not agreed in writing to pay such additional consideration), (iv) all e-mails, and (v) all employee files, in each case, shall be excluded (the foregoing items in this subpart (l), less the items listed above as being excluded, and less the other Excluded Assets, collectively, the “Acquired Records”); provided further, however, such Seller may retain a copy of all such Acquired Records and shall have no obligation to delete electronic file Acquired Records from such Seller’s or its Affiliates servers and networks, provided, that Sellers use commercially reasonable efforts to keep such information confidential following the date of this Agreement.

3

2.3 Excluded Assets. Notwithstanding Section 2.2, the Acquired Assets shall not include, and there is excepted, reserved, and excluded from the Contemplated Transactions, all of the following of each Seller and their Affiliates (the “Excluded Assets”):

(a) corporate, financial, Income Tax, franchise tax, and legal data and records of each Seller (other than title records pertaining to the Acquired Properties), and all other information, records, and data that relate to each Seller’s business generally (whether or not relating to the Acquired Assets) or to businesses of a Seller or any Affiliate of a Seller other than the exploration and production of Hydrocarbons;

(b) all accounts receivable (other than accounts receivable for which a Seller receives an upward adjustment to the Base Purchase Price pursuant to Section 3.3(a)(iii)) and other rights to payment, refund, or indemnity accruing or attributable to any period before the Effective Time or to any Excluded Assets, including the right to any payments under any Acquired Leases (including any reduction to, rebate of or earn-back with respect to bonus payments paid prior to the Effective Time) or otherwise with respect to any Royalties or the overpayment thereof, the full benefit of all Liens, security for such accounts, or rights to payment, and all rights, Claims, refunds, causes of action, or choses in action relating to the foregoing, except in each case with respect to Property and Production Taxes for which Purchaser is responsible under Section 13.1;

(c) all production of Hydrocarbons from or attributable to the Acquired Properties with respect to any period before the Effective Time (other than Hydrocarbons in storage on the Effective Time and make-up Hydrocarbons with respect to imbalances described in Section 2.2(d)), including (i) all proceeds attributable to any such pre-Effective Time production, and (ii) all rights, Claims, refunds, causes of action, or choses in action relating to such pre-Effective Time production or proceeds (including settlement of take-or-pay disputes);

(d) except as contemplated in Section 9.7 in respect of Casualty Losses, all insurance policies, and all Claims, payments, and proceeds under any such insurance policies, to the extent relating to any period prior to the Effective Time;

(e) except with respect to the Specified Assumed Hedging Obligations, all Hedging Instruments of Sellers and their Affiliates, if any, and all rights under any such Hedging Instruments;

(f) all deposits, surety bonds, letters of credit, and collateral pledged to secure any Liability or obligation of a Seller in respect of the Acquired Assets;

(g) all rights or interest of any Seller in any Intellectual Property;

(h) (i) a copy of all of Banner’s Technical Data (ii) all of Woodford’s and Llano’s Technical Data, (iii) all interpretive data and analysis of Technical Data, and (iv) all studies related to reserve assessments and economic estimates and analyses;

4

(i) all data, software, and records to the extent disclosure or transfer is prohibited or subjected to payment of a fee, penalty, or other consideration by any license agreement or other agreement with a Person other than Affiliates of a Seller, or by applicable Law, and for which no consent to transfer has been received or for which Purchaser has not agreed in writing to pay such fee, penalty, or other consideration, as applicable;

(j) all information entitled to legal privilege, including attorney work product and attorney-client communications (excluding title opinions), and all information, records, and data relating to the Excluded Assets;

(k) records relating to either (i) the auction, marketing, acquisition, or disposition (or proposed acquisition or disposition) of the Acquired Assets, including the existence, identity, and inquiries and proposals received from or made to, and records of negotiation with, any Person, and any economic analyses associated therewith, and all internal communications with and documents shared by and with legal counsel of a Seller in connection with any of the foregoing, or (ii) any employees of a Seller or any of their Affiliates;

(l) all proceeds from the settlement or disposition of any Claims, Proceedings, or disputes, all warranties and rights to indemnification, and all other rights, claims, refunds, causes of action, and choses in action, in each case, owed or paid to or in favor of a Seller or any of its Affiliates, in each case, (i) under the Transaction Documents, (ii) arising out of or relating to any of the other Excluded Assets or Excluded Liabilities or to any matters for which a Seller is obligated hereunder to indemnify any Person, or (iii) to the extent related to the period prior to the Effective Time;

(m) audit rights under operating agreements or other contracts or agreements to the extent attributable or relating to periods before the Effective Time, any other Excluded Assets or Excluded Liability, or any matters for which a Seller has agreed to indemnify the Indemnified Purchaser Parties hereunder, and Purchaser will cooperate with Sellers to facilitate Sellers’ exercise of such rights;

(n) any Claims of Sellers or any Affiliate of Sellers for any refunds of or loss of carry forwards in respect of any Taxes for which a Seller is liable for payment or required to indemnify Purchaser hereunder, including with respect to (i) taxable periods or portions thereof ending on or prior to the Effective Time, (ii) Income Taxes or franchise Taxes relating to taxable periods or portions thereof ending on or prior to the Effective Time, or (iii) Taxes attributable to any Excluded Assets or Excluded Liability;

(o) all vehicles not listed on Exhibit A-4 and all office furniture, office supplies, personal computers and associated peripherals, licensed software, and all radio (excluding SCADA equipment), cell phones and telephone equipment;

(p) all overhead costs and expenses paid or payable by Third Party non-operators to a Seller or any of their Affiliates pursuant to any applicable joint operating agreement with respect to periods of time prior to Closing;

(q) all electronic communications, including email;

(r) all assets and properties specifically listed in Exhibit B, regardless of whether such assets and properties may be used or held for use in connection with the Acquired Assets;

(s) copies of the Acquired Records; and

5

(t) all other assets and properties expressly excluded from the Contemplated Transactions pursuant to the terms of this Agreement.

2.4 Assumption of Liabilities. At the Closing, Purchaser shall assume and agree to timely and fully pay, perform, and otherwise discharge, the Assumed Liabilities, under the terms of, and subject to the conditions in, this Agreement. In addition, Purchaser shall provide the Sellers with cash proceeds for the payoff amount of the Specified Assumed Indebtedness totaling principal of approximately $3,300,000 plus accrued interest as of the Closing Date, such amount to be included and reflected on the Preliminary Settlement Statement at Closing. Also, at Purchaser’s option, at Closing, (1) Seller will use commercially reasonable efforts to cause the Specified Assumed Hedging Obligations to be novated to Purchaser, or (2) Purchaser will liquidate such Specified Assumed Hedging Obligations and remit one or more cash payments to the holders thereof to settle such Specified Assumed Hedging Obligations. Sellers and Purchaser acknowledge and agree releases and termination statements will not be delivered at Closing for the loans to Banner, Woodford and Llano, in each case advanced by the Small Business Administration, pursuant to the Economic Injury Disaster Loan Program of the CARES Act. Sellers shall use commercially reasonable efforts to obtain such lien releases and termination statements after Closing.

2.5 Effective Time. Notwithstanding that the Closing may occur on another date and at another time, the purchase and sale of the Acquired Assets and the assumption of the Assumed Liabilities shall be effective as of the Effective Time.

Article III
PURCHASE PRICE

3.1 Purchase Price. Subject to the other terms and provisions of this Agreement, in addition to assumption by Purchaser of the Assumed Liabilities, the consideration payable by Purchaser to Sellers for the Acquired Assets shall be the Purchase Price. At Closing, Purchaser shall (a) deliver 6,790,524 shares of Common Stock (the “Share Consideration”) to Sellers and (b) pay an amount equal to One Million U.S. Dollars ($1,000,000.00) to Sellers (the “Cash Consideration” and together with the Share Consideration, the “Base Purchase Price”). The “Purchase Price” means (a) the Base Purchase Price; plus or minus (b) the net amount of the adjustments under Section 3.3. The adjustments under Section 3.3 shall be made solely to the Cash Consideration and shall be preliminarily determined under Section 3.4 pursuant to the Preliminary Settlement Statement and subject to final adjustment after the Closing under Section 3.5 pursuant to the Final Settlement Statement. The Purchase Price shall be apportioned among Sellers in accordance with Schedule 3.4. The number of shares of Common Stock constituting the Share Consideration shall be proportionately adjusted to reflect any stock split, combination of shares, stock dividend or other similar event affecting the Common Stock occurring after the date of this Agreement and prior to the Closing.

3.2 Deposit. Concurrently with the execution of this Agreement by the Parties, Purchaser shall deposit by wire transfer of immediately available funds with Citizens Bank, N.A. (the “Escrow Agent”), in the escrow account (the “Escrow Account”) established under the escrow agreement entered into by the Escrow Agent and the Parties on the Execution Date (the “Escrow Agreement”), an amount in cash equal to Five Hundred Thousand Dollars ($500,000.00) (the “Deposit”) as an earnest money deposit. Interest accruing on the Deposit shall become part of the Deposit for all purposes under this Agreement. The Deposit is not refundable, except as expressly provided in Section 12.2. If the Closing occurs, then the Deposit shall be released to Sellers and applied towards the Closing Amount under Section 3.4(b). If the Closing does not occur, then the Deposit shall be released as provided in Section 12.2.

6

3.3 Adjustments to Purchase Price. All adjustments to the Purchase Price under this Section 3.3 shall be without duplication of other adjustments under this Section 3.3:

(a) Upward Adjustments. The Base Purchase Price shall be adjusted upward by the following:

(i) the amount of all Property Expenses, Royalties, and other costs and expenses attributable to the Acquired Assets or the operation or ownership thereof during the period from and after the Effective Time that are paid by or on behalf of, but have not been reimbursed to, a Seller or its Affiliates; including (A) rentals, shut-in payments, and other lease payments, (B) renewals and/or extensions of Acquired Leases, (C) prepaid costs and expenses (including payment of insurance and bond premiums, surface use agreement fees, and software licensing fees, to the extent such payments are attributable to the period from and after the Effective Time), and (D) costs of acquiring necessary Easements, provided that no upward adjustment made pursuant to this Section 3.3(a)(i) shall affect Purchaser’s liability with respect to Assumed Liabilities;

(ii) the expenditures listed on Schedule 3.3(a)(ii) that are paid by or on behalf of Seller or its Affiliates, whether attributable to periods before or after the Effective Time;

(iii) to the extent that a Seller has not been reimbursed prior to Closing, the aggregate amount of all accounts receivable with respect to costs and expenses paid by a Seller or its Affiliates on behalf of any Third Party co-owner of any property or asset a portion of which constitutes an Acquired Asset (whether attributable to periods before or after the Effective Time), and Purchaser shall be responsible for the collection of such accounts receivable from and after Closing;

(iv) the amount of all Property and Production Taxes prorated to Purchaser under Section 13.1 that are paid or to be paid or otherwise economically borne by a Seller or its Affiliates (net of any deductions, credits, reimbursements, and refunds attributable thereto that are realized by such Seller);

(v) the amount of all income, revenues, and proceeds attributable to the Acquired Assets during the period prior to the Effective Time that are received by or otherwise owing to Purchaser or its Affiliates and not remitted or paid to Sellers, net of any applicable marketing fees and adjustments, Royalties, and Production Taxes in connection therewith (including amounts owing to Sellers in connection with overpayment of any Royalties, but excluding amounts held in suspense for the benefit of a Third Party);

(vi) an amount equal to all Hydrocarbons attributable to the Acquired Properties that, at the Effective Time, constitute linefill or that are in storage tanks above the load level connection or within processing plants, multiplied by the applicable price paid or, if not yet sold, the applicable price for which the applicable production from the Acquired Properties was sold most recently prior to the Effective Time; and

(vii) any other amount provided for elsewhere in this Agreement or otherwise agreed upon by Sellers and Purchaser.

(b) Downward Adjustments. The Base Purchase Price shall be adjusted downward by the following:

(i) the amount of all pre-Effective Time Property Expenses attributable to the Acquired Properties or the ownership or operation thereof during the period prior to the Effective Time (other than those described in Section 3.3(a)(ii)) that are incurred by a Seller and paid by, but have not been reimbursed to, Purchaser or its Affiliates;

7

(ii) the amount of all Property and Production Taxes prorated to Sellers under Section 13.1 that are paid or to be paid or otherwise economically borne by Purchaser or its Affiliates (net of any deductions, credits, reimbursements, and refunds attributable thereto that are realized by Purchaser);

(iii) other than any Excluded Assets, the amount of all income, revenues, and proceeds attributable to the Acquired Properties during the period from and after the Effective Time that are received by a Seller or its Affiliates and not remitted or paid to Purchaser, and for which a Seller has provided the Purchaser prompt written notice of the receipt of, net of any applicable marketing fees and adjustments, Royalties, and Production Taxes in connection therewith (excluding amounts held in suspense for the benefit of a Third Party, and excluding any rebates of insurance premiums received as a result of termination of a Seller’s insurance policies (which are for such Seller’s account); and

(iv) any other amount provided for elsewhere in this Agreement or otherwise agreed upon by Sellers and Purchaser.

(c) Imbalance Adjustments. The Base Purchase Price shall be further adjusted upward or downward, as appropriate, by (i) the volume of wellhead imbalances as of the Effective Time attributable to Sellers’ interest in the Acquired Assets, multiplied by $4.00 per MCF (upward for underage and downward for overage); and (ii) the volume of any pipeline or transportation imbalances as of the Effective Time attributable to Sellers’ interest in the Acquired Assets, multiplied by the then current monthly price applicable to deliveries to the applicable pipeline (upward for over-deliveries and downward for under-deliveries).

(d) Overpayment Adjustments. For the avoidance of doubt, in the event a Seller or its Affiliates receive an overpayment of proceeds for which Purchaser receives an adjustment to the Base Purchase Price under Section 3.3(b) and such Seller is subsequently required to reimburse or otherwise account for such overpayment to a Third Party, such Seller shall be entitled to a reimbursement from Purchaser of such overpayment amount, which if such amount is known prior to the issuance of the Final Settlement Statement, shall be reflected as an adjustment on the Final Settlement Statement.

3.4 Preliminary Settlement Statement; Closing Amount.

(a) Preliminary Settlement Statement. Not less than five (5) Business Days prior to Closing, Sellers shall prepare and submit to Purchaser a draft settlement statement (the “Preliminary Settlement Statement”) that shall set forth (i) estimates of the adjustments under Section 3.3, and (ii) the resulting Closing Amount and Closing Payment. Sellers may thereafter, until the Business Day prior to Closing, continue to update the Preliminary Settlement Statement after submission of the initial draft thereof to Purchaser. Within two (2) Business Days of receipt from Sellers of the initial draft of the Preliminary Settlement Statement, Purchaser will deliver to Sellers a written report containing all changes with the explanation therefor that Purchaser proposes to be made to the Preliminary Settlement Statement. The Preliminary Settlement Statement, as agreed upon by the Parties, will be used to adjust the Base Purchase Price at Closing; provided, however, if the Parties do not agree upon an adjustment set forth in the Preliminary Settlement Statement, then the amount of such adjustment used to adjust the Purchase Price at Closing shall be the amount proposed by Sellers prior to Closing.

(b) Closing Amount. The Cash Consideration, as increased or decreased by the net amount of the estimated upward and downward adjustments under Section 3.3, as set forth in the Preliminary Settlement Statement, is referred to herein as the “Closing Amount”. At the Closing:

(i) subject to Section 3.4(c), an amount in cash equal to (A) the Closing Amount, minus (B) the Deposit, shall be paid by Purchaser to Sellers in accordance with Schedule 3.4 by federal funds wire transfer of immediately available funds to an account or accounts designated in writing by Sellers to Purchaser (the “Closing Payment”); and

8

(ii) except as specified in the second and the last sentence of Section 3.4(c), the Parties shall issue a joint written instruction to the Escrow Agent to release the Deposit to Sellers from the Escrow Account, which shall be released at the Closing by federal funds wire transfer of immediately available funds to an account or accounts designated in writing by Sellers.

(c) Cash Settlement. The adjustments to the Base Purchase Price at Closing shall be settled with cash. To the extent the adjustments to the Base Purchase Price result in a Closing Amount that is equal to or in excess of the Deposit, the Parties shall issue a joint written instruction to the Escrow Agent to release at Closing the Deposit to Sellers from the Escrow Account and, if applicable, Purchaser shall remit to Sellers at Closing an amount in cash equal to the Closing Amount minus the Deposit. To the extent the adjustments to the Base Purchase Price result in a Closing Amount that is less than the Deposit but greater than $0, the Parties shall issue a joint written instruction to the Escrow Agent to release at Closing the Deposit to Sellers from the Escrow Account, and Sellers shall remit to Purchaser at Closing an amount in cash equal to the Deposit minus the Closing Amount. To the extent the adjustments to the Base Purchase Price result in a Closing Amount that is less than $0, the Parties shall issue a joint written instruction to the Escrow Agent to release at Closing the Deposit to Purchaser from the Escrow Account, and Sellers shall remit to Purchaser at Closing an amount in cash equal to the Closing Amount.

3.5 Final Settlement Statement; Cash Consideration.

(a) Final Settlement Statement. Not later than 5:00 p.m., Houston, Texas time on the date that is one hundred twenty (120) days following the Closing Date (the “Final Settlement Date”), Sellers, with the assistance and cooperation of Purchaser and Purchaser’s Entity Representatives (including by means of access to such Acquired Records and other Purchaser information and records as Sellers reasonably deem necessary or appropriate), shall prepare and deliver to Purchaser a final settlement statement (the “Final Settlement Statement”). The Final Settlement Statement will take into account all final adjustments to the Base Purchase Price provided in this Agreement, including each adjustment under Section 3.3 not finally determined or that was estimated or incorrectly determined at the Closing pursuant to the Preliminary Settlement Statement, and will set forth a reconciliation of the Closing Amount to the Final Cash Consideration.

(b) Objection Report. As soon as practicable after receipt of Sellers’ proposed Final Settlement Statement, but in any case not later than 5:00 p.m., Houston, Texas time on the date that is ten (10) Business Days after receipt of Sellers’ proposed Final Settlement Statement (the “Objection Date”), Purchaser may deliver to Sellers a detailed written report (an “Objection Report”) containing: (i) those particular items or amounts in Sellers’ proposed Final Settlement Statement as to which Purchaser objects; (ii) the reasons, in reasonable detail, for each such objection, together with any supporting documentation available to Purchaser; and (iii) Purchaser’s calculation of the Final Cash Consideration. Any particular amounts or items contained or omitted in Sellers’ proposed Final Settlement Statement that are not specifically objected to by Purchaser in a proper and timely delivered Objection Report shall be deemed accepted by Purchaser and shall be final, binding, and conclusive on both Parties and not subject to dispute. If Purchaser does not deliver a proper Objection Report by the Objection Date, then Sellers’ proposed Final Settlement Statement and calculation of the Final Cash Consideration shall be deemed final, binding, and conclusive on both Parties and not subject to dispute.

(c) Negotiation Period. If an Objection Report is properly and timely delivered by Purchaser, then Purchaser and Sellers shall negotiate in good faith during the twenty (20) Business Day period after such delivery (the “Negotiation Period”) to reach an agreement on the disputed items or amounts to determine the Final Cash Consideration. If Sellers and Purchaser agree as to the Final Cash Consideration or any particular amount or item thereof that is specifically objected to in the Objection Report, then Purchaser and Sellers shall execute a written acknowledgement of such agreement, and the Final Cash Consideration or any amounts or items thereof that are the subject of such agreement, as applicable, shall be deemed final, binding, and conclusive on both Parties and not subject to dispute.

9

(d) Submission to Accounting Referee. If Purchaser and Sellers are unable to agree on the Final Cash Consideration and all such items or amounts by the expiration of the Negotiation Period, then any remaining dispute, controversy, or matters of difference relating to the Final Settlement Statement or the determination of the Final Cash Consideration (collectively, “Final Settlement Disputes”) shall be resolved by a nationally recognized firm of independent accountants that does not have a material relationship with either Party and that is reasonably acceptable to Sellers and Purchaser (the “Accounting Referee”). To the extent necessary, Sellers and Purchaser shall act in good faith to promptly agree on the Accounting Referee and to execute such engagement letters and other documents as shall be necessary to engage the Accounting Referee within ten (10) Business Days after the expiration of the Negotiation Period. The fees and expenses of the Accounting Referee shall be paid fifty percent (50%) by Sellers and fifty percent (50%) by Purchaser.

(e) Materials to Accounting Referee. Sellers and Purchaser shall each present to the Accounting Referee, with a simultaneous copy to the other Party, a single written statement of its position on each Final Settlement Dispute, together with a copy of this Agreement, the Preliminary Closing Statement, Sellers’ draft Final Settlement Statement, Purchaser’s Objection Report, and any supporting material that such Party desires to furnish, not later than fifteen (15) Business Days after appointment of the Accounting Referee. Sellers and Purchaser shall in no event attempt to communicate with the Accounting Referee with respect to each Final Settlement Dispute without providing the other Party the opportunity to jointly discuss or confer with the Accounting Referee with respect to each such Final Settlement Dispute.

(f) Decisions of Accounting Referee. The Accounting Referee shall make its determination and provide to the Parties written findings within twenty (20) Business Days after it has received the materials under Section 3.5(e). In making a determination, the Accounting Referee shall be bound by the terms of this Agreement and, without any additional or supplemental submittals by either Party (except as may be specifically requested by the Accounting Referee), may consider such other accounting and financial standards matters as in its opinion are necessary or appropriate to make a proper determination. The decision of the Accounting Referee shall be final, conclusive, binding, and non-appealable and shall be enforceable against any of the Parties in any court of competent jurisdiction, provided that the Accounting Referee (i) shall be limited to determining the specific Final Settlement Disputes submitted to it, (ii) shall set forth a calculation of the Final Cash Consideration and any item or component thereof that was not finally determined during or before the Negotiation Period and a line-item comparison (showing increases and decreases) to the calculations contained in the Final Settlement Statement and the Objection Report, together with explanations of each variance, and (iii) may not determine a Final Cash Consideration that is more than the applicable amount in Sellers’ draft Final Settlement Statement or that is less than the applicable amount in Purchaser’s Objection Report. The Accounting Referee shall act as an expert for the limited purpose of determining the specific Final Settlement Statement matters presented to it, shall not have the powers of an arbitrator, shall be limited to the procedures set forth in this Section, may not hear or decide any matters except the specific Final Settlement Statement matters presented to it and may not award damages, interest, costs, reasonable attorney’s fees, expenses, or penalties to either Party.

10

(g) Final Determination Date. The final Cash Consideration, as agreed upon by the Parties or finally determined by the Accounting Referee, as applicable, shall be deemed final, binding, and conclusive on both Parties and not subject to dispute (the “Final Cash Consideration”). The date on which the Final Cash Consideration shall be deemed to have been determined (the “Final Determination Date”) shall be the earliest of: (i) the Objection Date, if Purchaser has not delivered an Objection Report by the Objection Date; (ii) the date during the Negotiation Period that Purchaser and Sellers have resolved all disputed amounts with respect to the Final Cash Consideration, if all disputed amounts with respect to the Final Cash Consideration are resolved during the Negotiation Period; and (iii) the date on which the Accounting Referee delivers its report as to the final determination of the Final Cash Consideration, if submitted to the Accounting Referee.

(h) Cooperation. Sellers and Purchaser shall, and shall cause their respective Entity Representatives and independent accountants to, cooperate and assist as requested by the Parties and the Accounting Referee in the preparation of the Final Settlement Statement and the calculation of the Final Cash Consideration and in providing access and conducting reviews referred to in this Section 3.5, including making available to the extent necessary their respective books, records, work papers, and appropriate personnel.

(i) Payment of Final Cash Consideration. If the Final Cash Consideration as finally determined under this Section 3.5 is more than the Closing Amount, then Purchaser shall pay in cash to Sellers, within five (5) Business Days after the Final Determination Date, the amount of such difference by wire transfer of immediately available funds to an account or accounts designated by Sellers. If the Final Cash Consideration as finally determined under this Section 3.5 is less than the Closing Amount, then Sellers shall pay in cash to Purchaser, within five (5) Business Days after the Final Determination Date, the amount of such difference by wire transfer of immediately available funds to an account or accounts designated by Purchaser. For clarity, thereafter there shall be no further adjustments to the Purchase Price between the Parties under this Agreement, including for any Property Expenses.

3.6 Allocation of Purchase Price. Purchaser and Sellers agree that the Base Purchase Price shall be solely allocated among the Acquired Wells as set forth on Exhibit A-3. The separate value allocated to each Acquired Well, if any, is referred to herein as the “Allocated Value” of such Acquired Asset, and each Acquired Asset to which a separate value is not allocated has an Allocated Value of zero U.S. Dollars ($0.00). The Parties agree that the Allocated Values set forth on Exhibit A-3 represent reasonable estimates of the fair market values of the Acquired Wells described therein. Such Allocated Values shall be used in calculating adjustments to the Purchase Price as provided herein.

3.7 Purchase Price Proration; Payments. Schedule 3.4 sets forth the initial portion of the Purchase Price for each Seller. Each Seller shall be entitled to and shall receive a portion of the Purchase Price (and shall be allocated a portion of, and be severally liable for, adjustments required to be made to the Purchase Price and costs to be borne by the Sellers pursuant to this Article III) based on (a) its relative interests in the Acquired Assets and (b) the extent to which any adjustments are required to be made to the Purchase Price. Each Seller’s portion of the Cash Consideration as adjusted at Closing will be payable in immediately available funds at Closing (pursuant to wire transfer instructions designated in advance by each Seller to the Buyers in writing) for the account of the respective Seller. Each Seller’s portion of the Share Consideration will be issued for the account of each respective Seller pursuant to instructions designated in advance by each Seller. At least one (1) Business Day in advance of each payment to the Sellers hereunder (including with respect to the Deposit), the Sellers shall jointly deliver to Purchaser a written statement setting forth the portion of such payment to be made to each Seller. Purchaser shall have no duty to determine or confirm the correctness of any such statement. Sellers acknowledge that Buyer may reasonably rely on each such statement and shall be fully protected in making such payments in reliance upon such statements.

11

Article IV
DISCLAIMERS

4.1 Limitations and Disclaimers. Except for the express and specific representations set forth in Article VII and except for the special warranty contained in the Assignment, (i) Purchaser acknowledges that neither Sellers nor or any other Indemnified Seller Party have made, and Sellers hereby expressly disclaim and negate (on their behalf and on behalf of the other Indemnified Seller Parties), and Purchaser hereby expressly waives and disclaims any reliance on, any representation or warranty, express, implied, at common law, by statute, or otherwise, including relating to production rates, recompletion opportunities, decline rates, gas balancing information, or the quality, quantity, volume, value, recoverability, or deliverability of the reserves of hydrocarbons, if any, attributable to the Acquired Assets, or the accuracy, completeness, or materiality of any Background Materials, Acquired Records, or other records, information, data, or materials (written or oral) now, heretofore or hereafter furnished to any Indemnified Purchaser Party by or on behalf of any Indemnified Seller Party, or the environmental or other condition of the Acquired Assets, and (ii) Sellers expressly disclaim and negate (on their behalf and on behalf of the other Indemnified Seller Parties), and Purchaser hereby expressly waives, any and all liability and responsibility of any Indemnified Seller Party for any representation, warranty, statement, or information made or communicated (orally or in writing) to Purchaser or any Indemnified Purchaser Party (including any opinion, information, projection, or advice that may have been provided to any such Person by Sellers or any other Indemnified Seller Party).

4.2 Further Limitations and Disclaimers. Except for the express and specific representations set forth in Article VII and except for the special warranty contained in the Assignment, and without limiting the generality of the foregoing, Sellers expressly disclaim and negate, and Purchaser hereby waives and disclaims any reliance on, any representation or warranty, express, implied, at common law, by statute, or otherwise, as to any of the following: (i) the contents, character, accuracy, completeness, or materiality of records, information, data, or other materials (written or oral) now, heretofore or hereafter furnished to Purchaser or any Indemnified Purchaser Party by or on behalf of any Indemnified Seller Party, including any information memorandum, reports, brochures, charts or statements prepared by any Indemnified Seller Party or Third Party with respect to the Acquired Assets; (ii) the contents, character, or nature of any report of any petroleum engineering consultant, or any engineering, geological, or seismic data or interpretation, relating to the Acquired Assets; (iii) any estimates of the value of, or future revenues generated by, or cost estimates concerning, the Acquired Assets; (iv) production rates, recompletion opportunities, decline rates, gas balancing information, or the quality, quantity, volume, value, recoverability, or deliverability of the reserves of Hydrocarbons, if any, attributable to the Acquired Assets or Sellers’ interest therein; (v) title to any of the Acquired Assets; (vi) maintenance, repair, condition, quality, suitability, marketability, merchantability, or fitness for a particular purpose of the Acquired Assets; (vii) any rights of purchasers under appropriate statutes to claim diminution of consideration or return of the purchase price; (viii) any implied or express warranty of freedom from defects, whether known or unknown; (ix) any implied warranties existing under applicable Law; (x) any implied or express warranty of freedom from patent or trademark infringement; and (xi) the environmental or other condition of the Acquired Assets, including any implied or express warranty regarding Environmental Laws, the release of substances, wastes, or materials into the environment, or protection of the environment or of human health, safety, or natural resources. It is the express intention of Purchaser and Sellers that, except for the express and specific representations set forth in Article VII and the special warranty contained in the Assignment, the Acquired Assets are being accepted by Purchaser, “as is” and “where is” and with all faults and defects (known or unknown, patent or latent, discoverable, or undiscoverable) and in their present condition and state of repair, and Purchaser has made any and all such inspections as Purchaser deems appropriate.

12

4.3 NORM. Purchaser acknowledges that the Acquired Assets have been used for exploration, development, and production of Hydrocarbons and that equipment and sites included in the Acquired Assets may contain NORM or other Hazardous Materials. NORM may affix or attach itself to the inside of wells, materials, and equipment as scale, or in other forms. The wells, materials, and equipment located on the Acquired Assets or included in the Acquired Assets may contain NORM and other wastes or Hazardous Materials. NORM containing material and/or other wastes or Hazardous Materials may have come in contact with various environmental media, including air, water, soils, or sediment. Special procedures may be required for the assessment, remediation, removal, transportation, or disposal of environmental media, wastes, asbestos, NORM, and other Hazardous Materials from the Acquired Assets.

4.4 Conspicuousness. Sellers and Purchaser agree that, to the extent required by applicable Law to be effective, the disclaimers of certain representations and warranties contained in this Article IV are “conspicuous” disclaimers for the purposes of any applicable Law, rule or order.

Article V
TITLE MATTERS

5.1 Defensible Title. The term “Defensible Title” means, with respect to the Target Formation of any Acquired Well that has an Allocated Value greater than zero, title and/or contractual right of Sellers in and to such Acquired Well, deducible of record or evidenced by documentation that, although not constituting perfect, merchantable, or marketable title, can be successfully defended if challenged and, subject to and except for any Permitted Encumbrances:

(a) as to the Target Formation of each such Acquired Well, entitles Sellers to receive not less than the Net Revenue Interest set forth in Exhibit A-3 in respect of Target Formation production of Hydrocarbons through the wellbore of such Acquired Well; except: (1) decreases resulting from the establishment after the Execution Date of units, or changes in existing units (or the participating areas therein), whether voluntary or by Order; (2) decreases resulting from the exercise or reversion after the Execution Date of non-consent rights under applicable operating agreements; (3) decreases resulting from the entry into pooling, spacing, proration, communitization, unitization, or similar agreements after the Execution Date; (4) decreases resulting from Operations after the Execution Date as permitted or required by the terms of this Agreement; (5) decreases resulting from rights of Third Parties to make up past underproduction or pipelines to make up past under deliveries; and (6) decreases resulting from actions by (or undertaken at the request of) Purchaser;

(b) as to the Target Formation of each such Acquired Well, obligates Sellers to bear not greater than the Working Interest set forth in Exhibit A-3 for such Acquired Well; except: (i) increases in such Working Interest accompanied by at least a proportionate increase in the Net Revenue Interest for such Acquired Well; (ii) increases resulting from contribution requirements provided for under provisions similar to those contained in an operating agreement; (iii) increases resulting from the establishment after the Execution Date of units, or changes in existing units (or the participating areas therein), whether voluntary or by Order; (iv) increases resulting from the exercise or reversion after the Execution Date of non-consent rights under applicable operating agreements; (v) increases resulting from the entry into pooling, spacing, proration, communitization, unitization, or similar agreements after the Execution Date; (vi) increases resulting from Operations after the Execution Date as permitted or required by the terms of this Agreement; and (vii) increases resulting from actions by (or undertaken at the request of) Purchaser; and

13

(c) is free and clear of any and all Liens created by, through, or under Sellers.

5.2 Permitted Encumbrances. The term “Permitted Encumbrance” means, with respect to any Acquired Asset, any one or more of the following:

(a) any Royalties, back-in interests, reversionary interests, and other burdens if the net cumulative effect of the foregoing does not: (i) operate to reduce the Net Revenue Interest with respect to the Target Formation of an Acquired Well below the Net Revenue Interest set forth in Exhibit A-3; or (ii) operate to increase the Working Interest with respect to the Target Formation of an Acquired Well above that set forth in Exhibit A-3 without at least a proportionate increase in the Net Revenue Interest with respect to such Acquired Well;

(b) Liens for Property and Production Taxes not yet due or delinquent, or, if delinquent, that are being contested in good faith in the Ordinary Course of Business;

(c) materialmens’, mechanics’, repairmen’s, employees’, contractors’, operators’, or other similar Liens arising in the Ordinary Course of Business or incidental to the operation of the Acquired Assets not yet due or delinquent, or, if delinquent, payment is being withheld as provided by Law or their validity or amount is being contested in good faith in the Ordinary Course of Business;

(d) all (i) consents, approvals, and authorizations of, and required notices to, filings with, or other actions by, Third Parties, including Customary Post-Closing Consents, (ii) Preferential Rights, and (iii) rights or interests acquired by Third Parties in connection with a Casualty Loss;

(e) rights of reassignment upon the surrender or expiration of any Acquired Lease;

(f) the Acquired Leases, Acquired Mineral Interests, Acquired Contracts, and Acquired Easements, and the terms and conditions thereof and (to the extent securing amounts not yet due or, if due, being contested in good faith in the Ordinary Course of Business) Liens arising thereunder;

(g) rights of a common owner of any interest in an Acquired Asset held by Sellers and such common owner as tenants in common or through common ownership;

(h) Easements and other rights with respect to surface Operations, on, over, or in respect of any of the Acquired Assets or any restriction on access thereto, in each case that do not materially interfere with the operation of the Acquired Assets as currently operated;

(i) all applicable Laws, Orders, and Permits; and all rights reserved to or vested in any Governmental Authority: (i) to control or regulate any Acquired Asset in any manner, (ii) by the terms of any right, power, franchise, grant, license or permit, or by any provision of Law, to terminate such right, power, franchise, grant, license, or permit or to purchase, condemn, expropriate, or recapture or to designate a purchaser of any of the Acquired Assets, (iii) to use such property in a manner which would not reasonably be expected to materially impair the use of such property for the purposes for which it is currently operated, or (iv) to enforce any obligations or duties affecting the Acquired Assets to any Governmental Authority with respect to any franchise, grant, license, or permit;

14

(j) Liens arising under leases, rights-of-way, easements, operating agreements, unitization and pooling agreements, and production sales contracts securing amounts not yet due, or, if due, being contested in good faith in the Ordinary Course of Business;

(k) defects in the chain of title consisting of the failure to recite marital status in a document or omissions of successors or heirship or estate proceedings;

(l) defects, gaps, or irregularities that have been cured by possession under any applicable statutes of limitation for adverse possession or for prescription or under marketable title or similar Laws or standards or the doctrine of laches, or that have existed for more than twenty (20) years;

(m) defects arising out of the lack of a survey or metes and bounds description;

(n) Claims and Proceedings set forth on Schedule 7.10;

(o) Liens released at or before the Closing;

(p) defects based on the failure to record any Acquired Leases issued by the DOI or a state or a tribe (or any department, subgroup, office, or bureau thereof), or any assignments of record title or operating rights in Acquired Leases, in the real property or other county records, if such Acquired Leases or assignments were properly filed in the DOI or state offices (or any department, subgroup, office, or bureau thereof);

(q) defects based on the failure of the records of the DOI, state, tribal, or other Governmental Authority to reflect a Seller as the record owner of any Acquired Lease if such Seller is reflected as the record owner of the Acquired Lease in the applicable county real property records;

(r) lack of corporate or other entity authorization, unless Purchaser provides affirmative evidence that such corporate action was not authorized and resulted in another Person’s actual and superior claim of title to the relevant Acquired Asset;

(s) unreleased instruments (including oil and gas leases), unless Purchaser provides conclusive evidence that such instruments continue in force and effect and have resulted in another Person’s actual and superior claim of title to the relevant Acquired Asset;

(t) defects or irregularities resulting from the failure to record releases of liens, production payments, or mortgages that have expired on their own terms or the enforcement of which are barred by applicable statute of limitations;

(u) as to any Acquired Asset held by production, defects as a consequence of the alleged failure to conduct operations, cessation of production, insufficient production, or failure to report production or report production timely over any period, unless a Seller has received actual, written notice from the relevant Third Party lessor alleging termination of the underlying lease and Purchaser is able to affirmatively establish (by means other than merely a lack of available production records) the alleged failure to conduct operations, cessation of production, insufficient production, or failure to report has given rise to a right of such lessor to terminate the underlying lease;

15

(v) defects based on an alleged failure to produce Hydrocarbons when the associated Acquired Lease has been held by continuous de-watering operations or shut-in well(s);

(w) Liens created under deeds of trust, mortgages, and similar instruments by the lessor under an oil and gas lease covering the lessor’s surface and/or mineral interests in the land covered thereby, or by the grantor under an Easement, in each case, unless a complaint of foreclosure has been filed or any similar action taken by the mortgagee thereunder and, in such case, such instrument has not been subordinated to the Acquired Assets affected thereby;

(x) any gap in the chain of title, unless such gap occurred within the twenty (20) year period prior to the Effective Time and is conclusively shown to exist by an abstract of title, title opinion, or landman’s title chain or run sheet and has resulted in another Person’s actual and superior claim of title to the relevant Acquired Asset;

(y) any Lien or loss of title resulting from a Seller’s conduct of business in compliance with this Agreement;

(z) any defect that affects only which Person has the right to receive royalty payments (rather than the amount of such royalty) and that does not affect the validity of the underlying Acquired Property;

(aa) defects as are accepted by the purchasers of production from the Acquired Assets in paying the proceeds of such production without suspense, subject only to customary division order warranties and indemnities in favor of such production purchaser;

(bb) permits, easements, pooling agreements or authorizations, unit designations, or production or drilling units not yet obtained, formed, or created, so long as the same are not required in connection with the ownership or operation of the Acquired Assets as currently owned and operated;

(cc) the terms or provisions of any pooling, communitization, unitization or similar provision in an Acquired Lease or the absence of such a provision in an Acquired Lease, and the absence of any lease amendment or other consent by any royalty interest or mineral interest holder authorizing the pooling of any leasehold interest, royalty interest, or mineral interest;

(dd) any limitations (including drilling and operating limitations) imposed on the Acquired Assets by reason of the rights of subsurface owners or operators in a common property (including the rights of coal, utility and timber owners);

(ee) “free gas” arrangements under the terms of any oil and gas lease that is part of the Acquired Assets;

(ff) calls on production under existing contracts;

(gg) failure of any Acquired Lease or Acquired Mineral Interest identified as “gas-only” in Exhibit A-1 to cover rights to Hydrocarbons other than natural gas and/or the failure of any Acquired Lease or Acquired Mineral Interest identified as “oil-only” in Exhibit A-1 to cover rights to Hydrocarbons other than crude oil;

(hh) defects based solely on (i) lack of information in a Seller’s files, lack of Third Party records, or the unavailability of information from regulatory agencies, (ii) references to a document that is not in a Seller’s files (iii) references to an unrecorded document to which neither Seller nor any of its Affiliates is a party and which is dated earlier than January 1, 1990, (iv) an unrecorded document for which Purchaser has constructive or inquiry notice by virtue of a reference to such unrecorded document in a recorded document (or a reference to a further unrecorded document in such unrecorded document), if no claim has been made under such unrecorded documents within the last five (5) years, or (v) any Tax assessment, Tax payment, or similar records or the absence of such activities or records;

16

(ii) defects arising from any change in Laws following the Execution Date;

(jj) Liens, irregularities, defects, or loss of title affecting ownership interests in either (i) formations other than the applicable Target Formation or (ii) any Acquired Property in which Purchaser or any of its Affiliates owns an interest prior to the Closing;

(kk) Liabilities, Claims, Proceedings, and other matters (i) described or referenced in Exhibit A-1, Exhibit A-2, or Exhibit A-3 or (ii) described or referenced as of the Execution Date in Schedule 7.10;

(ll) the Specified Assumed Hedging Obligations and the Specified Assumed Indebtedness; and

(mm) all other Liens, contracts, agreements, instruments, Orders, Proceedings, Permits, Liabilities, defects, and irregularities affecting the Acquired Assets that: (i) do not operate to reduce the Net Revenue Interest with respect to the Target Formation of an Acquired Well below the Net Revenue Interest set forth in or Exhibit A-3; (ii) do not operate to increase the Working Interest with respect to the Target Formation of an Acquired Well above that set forth in Exhibit A-3 without at least a proportionate increase in the Net Revenue Interest with respect to such Acquired Well; and (iii) are not likely to materially impair the use or operation of the Acquired Assets as currently used and operated.

5.3 Special Warranty of Title in the Assignment.

(a) The Assignment delivered at Closing will contain a special warranty of Defensible Title, effective as of Closing, whereby Sellers shall warrant title to its interest in the Acquired Wells unto Purchaser against every Person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Sellers but not otherwise, subject, however, to (i) the Permitted Encumbrances and (ii) all matters of public record in the federal, state, and/or county records where the Acquired Properties are located. The special warranty of Defensible Title contained in the Assignment shall be subject to the further limitations and provisions of this Article V (except as otherwise expressly provided in this Section 5.3), mutatis mutandis.

(b) No later than the date three (3) years after the Closing Date, Purchaser may furnish the applicable Seller a reasonably detailed written notice setting forth any matters which Purchaser intends to assert as a breach of the special warranty of Defensible Title set forth in the Assignment. Such Seller shall have a reasonable opportunity, but not the obligation, to cure any alleged breach of such special warranty of Defensible Title. Purchaser shall be deemed to have waived all breaches of such Seller’s special warranty of Defensible Title set forth in the Assignment for which such Seller has not received on or before the date three (3) years after the Closing Date a valid written notice thereof.

(c) For purposes of the special warranty of Defensible Title contained in the Assignment, the value of the Acquired Wells set forth in the exhibits hereto shall be deemed to be, and any remedies in respect thereof shall be limited to, the Allocated Value thereof.

17

5.4 Changes in Prices; Well Events. Notwithstanding anything to the contrary in this Agreement, Purchaser shall assume all risk of Loss with respect to: (a) changes in commodity or product prices and any other market factors or conditions, including factors relating to the COVID-19 pandemic, Orders issued by Governmental Authorities, or other unforeseeable events; (b) production declines or any adverse change in the production characteristics or downhole condition of an Acquired Well, including any Acquired Well watering out or experiencing a collapse in the casing or sand infiltration; and (c) depreciation of any Acquired Assets that constitute personal property through ordinary wear and tear, and none of the foregoing shall give rise to any Claims by Purchaser before, on, or after the Closing.

5.5 Exclusive Remedy. Notwithstanding anything to the contrary in this Agreement or any other Transaction Document, except for the special warranty of Defensible Title in the Assignment, Purchaser shall have no rights or remedies against any Indemnified Seller Party with respect to any title matters or deficiencies in title with respect to the Acquired Assets (collectively, “Title Matters”). In this regard and notwithstanding anything to the contrary in this Agreement or any other Transaction Document, if a Title Matter constitutes, or results from any matter or circumstance which constitutes, a breach of any representation or warranty of Sellers set forth in this Agreement or any other Transaction Document (other than the special warranty of Defensible Title in the Assignment), then Purchaser shall be precluded from asserting such matter as the basis of the breach of any such representation or warranty, and shall have no recourse against any Indemnified Seller Party with respect thereto. Other than the special warranty of Defensible Title in the Assignment, Purchaser (on behalf of itself, the other Indemnified Purchaser Parties, and its and their respective successors and assigns) hereby releases, discharges, and waives any and all Claims and Losses, and all rights and remedies whether arising at Law (whether in contract, tort, equity, or otherwise) or pursuant to any other legal theory, known or unknown, and whether now existing or arising in the future, contingent, or otherwise, against any of the Indemnified Seller Parties relating to any Title Matters, in each case, even if such Claims or Losses are caused in whole or in part by the negligence (whether gross, sole, joint or concurrent), strict liability, or other legal fault of any Indemnified Seller Parties.

Article VI
ENVIRONMENTAL MATTERS

6.1 No Remedy. Purchaser acknowledges that the Acquired Assets have been used to explore for, develop, and produce Hydrocarbons, and that there (i) may have been Releases of wastes, crude oil, condensate, produced water, or other materials, including Hazardous Materials, above, in, on, or under the Acquired Assets and (ii) may exist other conditions that may result in Liabilities under Environmental Laws. Notwithstanding anything to the contrary in this Agreement or any other Transaction Document, Purchaser shall have no rights or remedies against any Indemnified Seller Party with respect to any conditions, events, circumstances, acts, or omissions of, or relating to, the Environment, any Environmental Laws, any Hazardous Materials, any Releases, the protection of the environment or health, or any Assumed Environmental Liabilities (collectively, “Environmental Matters”). In this regard and notwithstanding anything to the contrary in this Agreement or any other Transaction Document, if an Environmental Matter constitutes, or results from any matter or circumstance which constitutes, a breach of any representation or warranty of a Seller set forth in this Agreement or any other Transaction Document, then Purchaser shall be precluded from asserting such matter as the basis of the breach of any such representation or warranty, and shall have no recourse against any Indemnified Seller Party with respect thereto. Purchaser (on behalf of itself, the other Indemnified Purchaser Parties, and its and their respective successors and assigns) hereby releases, discharges, and waives any and all Claims and Losses, and all rights and remedies whether arising at Law (whether in contract, tort, equity, or otherwise) or pursuant to any other legal theory, known or unknown, and whether now existing or arising in the future, contingent, or otherwise, against any of the Indemnified Seller Parties relating to any Environmental Matters, in each case, even if such Claims or Losses are caused in whole or in part by the negligence (whether gross, sole, joint or concurrent), strict liability, or other legal fault of any Indemnified Seller Parties.

18

Article VII
REPRESENTATIONS AND WARRANTIES OF SELLERS

Each Seller, severally and not jointly, represents and warrants to Purchaser, as of the Execution Date or such other date as may be expressly provided below in this Article VII, as follows:

7.1 Organization, Existence, and Qualification. Such Seller is a limited liability company duly formed and validly existing under the Laws of the State of Delaware. Such Seller has all requisite power and authority to own and operate its property (including its interests in the Acquired Assets) and to carry on its business as now conducted by such Seller. Such Seller is duly licensed or qualified to do business as a foreign limited liability company in all jurisdictions in which it carries on business or owns assets and such qualification is required by Law, except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect.

7.2 Authority, Approval, and Enforceability. Such Seller has full power and authority to enter into and perform this Agreement and the Transaction Documents to which it is a party and the transactions contemplated herein and therein. The execution, delivery, and performance by such Seller of this Agreement and the Transaction Documents to which it is a party have been duly and validly authorized and approved by all necessary action on the part of such Seller. This Agreement is, and the Transaction Documents to which such Seller is a party when executed and delivered by such Seller will be, the valid and binding obligation of such Seller and enforceable against such Seller in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium, and similar Laws, as well as to principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at Law).

7.3 Bankruptcy. There are no bankruptcy, reorganization or receivership Proceedings pending, being contemplated by or, to any Seller’s Knowledge, threatened against a Seller or its Affiliates, and neither such Seller nor any of its Affiliates is insolvent or generally not paying its debts as they become due.

7.4 Brokers’ Fees. Neither such Seller nor any of their Affiliates has incurred any liability, contingent or otherwise, for brokers’, finders’, or similar fees in respect of the Contemplated Transactions for which Purchaser or its Affiliates will have any responsibility whatsoever.

7.5 Foreign Person. No Seller is a “foreign person” within the meaning of Section 1445 of the Code.

7.6 Taxes. Except as set forth in Schedule 7.6, (a) to such Seller’s Knowledge, (i) as of the Execution Date, all material Property and Production Taxes imposed or based on such Seller’s interest in the Acquired Assets or Hydrocarbons produced from such interest in the Acquired Assets that have become due and payable have been properly paid, (ii) subject to valid extensions, all material Tax Returns with respect to Property and Production Taxes that were required to be filed on or before the Execution Date have been duly and timely filed and all such Tax Returns are correct and complete in all material respects, (iii) as of the Execution Date, there are no audits or investigations pending or threatened in writing against such Seller before any Governmental Authority relating to the payment of any material Property and Production Taxes imposed or based on such Seller’s interest in the Acquired Assets or Hydrocarbons produced from such interest in the Acquired Assets, and (b) none of such Seller’s interest in the Acquired Assets is subject to tax partnership reporting for federal income tax purposes.

19

7.7 No Conflicts. Except as set forth in Schedule 7.7, and assuming the receipt of all applicable consents and approvals from Third Parties and the waiver of, or compliance with, all Preferential Rights and any maintenance of uniform interest provision under any joint operating agreements constituting an Acquired Contract, in each case, applicable to the Contemplated Transactions, and except as would not have a Material Adverse Effect, the execution, delivery, and performance by such Seller of this Agreement and the consummation of the Contemplated Transactions will not (a) conflict with or result in a breach of any provision of the Organizational Documents of such Seller, (b) result in a default or the creation of any Lien or give rise to any right of termination, cancellation, or acceleration under any of the terms or provisions of any note, bond, mortgage, indenture, or other similar instrument to which such Seller is a party or by which such Seller or the Acquired Assets may be bound, or (c) violate any Law or Order applicable to such Seller or any of the Acquired Assets.

7.8 Material Required Consents. To such Seller’s Knowledge, Schedule 7.8 lists all Material Required Consents to which the Acquired Assets are subject that are applicable in connection with the transfer and conveyance of the Acquired Assets to Purchaser under this Agreement.

7.9 Preferential Rights. To such Seller’s Knowledge, Schedule 7.9 lists all Preferential Rights to which the Acquired Assets are subject that are or will be triggered in connection with the transfer and conveyance of the Acquired Assets to Purchaser under this Agreement.

7.10 Litigation. Except as set forth in Schedule 7.10, or as would not reasonably be expected to have a Material Adverse Effect, as of the Execution Date, there are no Proceedings pending or, to such Seller’s Knowledge, threatened in writing by or before any Governmental Authority against such Seller (a) with respect to the Acquired Assets or (b) which are reasonably likely to materially impair or delay such Seller’s ability to perform its obligations hereunder.

7.11 Legal Compliance. To such Seller’s Knowledge, except as would not reasonably be expected to have a Material Adverse Effect and except as set forth in Schedule 7.11, during the period prior to the Execution Date that such Seller or its Affiliates operated any Acquired Property, such Acquired Property was operated in material compliance with all applicable Laws (other than Tax Laws and Environmental Laws). This Section 7.11 does not include (a) any tax matters, such matters being addressed exclusively in Schedule 7.6, or (b) any Environmental Matters, such matters being addressed exclusively in Article VI and Section 7.12.

7.12 Environmental.

(a) Except as set forth in Schedule 7.12, to such Seller’s Knowledge, Seller’s ownership, use and operation of the Acquired Assets is in compliance with all applicable Environmental Laws, except for such failures to comply as have not had, and would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(b) To such Seller’s Knowledge (other than de minimis amounts of Hydrocarbons related to the exploration or production process), such Seller has not received any written notice from any Governmental Authority asserting (A) any failure to comply with any Environmental Law; (B) a Release of Hazardous Materials into the environment or onto the Acquired Assets or the obligation to undertake or bear the cost of any Remedial Action; or (C) property damage, diminution in value, or personal injury related to the use or Release of Hazardous Materials in connection at or on Acquired Assets, in each case (clauses (A) through (C)) where such written notice remains uncured or unabated.

20

7.13 Material Contracts. To such Seller’s Knowledge, and excluding any and all Acquired Leases, Schedule 7.13 lists all Acquired Contracts which are Material Contracts. To such Seller’s Knowledge, except as set forth in Schedule 7.13, there exists no default under any Material Contract that is an Acquired Contract.

7.14 Current Commitments. To such Seller’s Knowledge, Schedule 7.14 sets forth, as of the Execution Date, all outstanding Third Party authorities for expenditures or other written and binding capital commitments (“AFEs”) that (a) relate to and are binding on the Acquired Properties, (b) are due within ninety (90) days after Closing, and (c) require, individually, an expenditure by such Seller in excess of $100,000 (net to such Seller’s interest). Purchaser acknowledges that the amounts shown on Schedule 7.14 with respect to such operations or projects are estimates only of the costs of the applicable operations, and such Seller make no representation or warranty concerning the actual amount of the costs of such operations.

7.15 Imbalances. To such Seller’s Knowledge, Schedule 7.15 sets forth all material gas, production, sales, processing, pipeline, or transportation imbalances with respect to the Acquired Assets as of the date set forth therein.

7.16 Suspense Accounts, Sales Agreements. To such Seller’s Knowledge, Schedule 7.16 sets forth all Third-Party funds held in suspense by such Seller with respect to production of Hydrocarbons from any of the Acquired Assets as of the date set forth therein. No Person has any call upon, option to purchase or similar right under any agreement with respect to the Acquired Assets or to the production therefrom. To such Seller’s Knowledge, such Seller has not collected, nor will such Seller collect, any proceeds from the sale of Hydrocarbons produced from the Acquired Assets which are subject to refund. Other than with respect to the Material Contracts set forth on Schedule 7.13, no Seller has been nor will any Seller be obligated by virtue of any prepayment made under any production sales contract or any other contract containing a “take-or-pay” clause, or under any gas balancing, deferred production or similar arrangement to deliver oil, gas or other minerals produced from or allocated to any of the Acquired Assets at some future time without receiving full payment therefor at the time of delivery.

7.17 Securities Law Compliance.

(a) Such Seller is an accredited investor as defined in Regulation D under the Securities Act. Such Seller (A) is acquiring the Common Stock for its own account and not with a view to distribution, as that term is used in Section 2(11) of the Securities Act, (B) has sufficient knowledge and experience in financial and business matters so as to be able to evaluate the merits and risk of an investment in the Common Stock and is able financially to bear the risks thereof, and (C) understands that the Common Stock will, upon issuance, be characterized as “restricted securities” under state and federal securities Laws and that under such Laws and applicable regulations cannot be resold unless the resale of the Common Stock is registered under the Securities Act or unless an exemption from registration is available.

(b) Such Seller has experience in analyzing and investing in companies similar to Purchaser and is capable of evaluating the merits and risks of its decisions with respect to such matters and has the capacity to protect its own interests.

21

(c) Such Seller has not been offered the Common Stock by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to such Seller’s Knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising.

(d) To the extent necessary, such Seller has retained and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of such matters.

(e) Such Seller has had an opportunity to discuss Purchaser’s business, management and financial affairs with the members of Purchaser’s management and has had an opportunity to ask questions of the officers and other representatives of Purchaser, which questions, if any, were answered to its satisfaction.

(f) Neither the Purchaser, nor any other party, has supplied a Seller any information regarding the Common Stock or an investment in the Common Stock other than as contained in this Agreement and the SEC Documents, and such Seller is relying on its own investigation and evaluation of the Purchaser and the Common Stock and not on any other information.

(g) Such Seller understands and agrees that a legend has been or will be placed on any certificate(s) or other document(s) evidencing the Common Stock in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (I) THEY SHALL HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND ANY APPLICABLE STATE SECURITIES ACT, OR (II) THE CORPORATION SHALL HAVE BEEN FURNISHED WITH AN OPINION OF COUNSEL, SATISFACTORY TO COUNSEL FOR THE CORPORATION.”

7.18 Financial Statements of Sellers. (a) To Banner’s Knowledge, Banner represents and warrants Schedule 7.18(a) sets forth true and complete copies of the audited and unaudited financial statements of Banner (including statements of revenues and direct operating expenses pertaining to the assets of Banner), including all notes and schedules thereto, for the periods described therein; (b) To Woodford’s Knowledge, Woodford represents and warrants Schedule 7.18(b) sets forth true and complete copies of the audited and unaudited financial statements of Woodford (including statements of revenues and direct operating expenses pertaining to the assets of Woodford), including all notes and schedules thereto, for the periods described therein; and (c) To Llano’s Knowledge, Llano represents and warrants Schedule 7.18(c) sets forth true and complete copies of the audited and unaudited financial statements of Llano (including statements of revenues and direct operating expenses pertaining to the assets of Llano), including all notes and schedules thereto, for the periods described therein (collectively, (a), (b) and (c), the “Seller Financial Statements”). Except as set forth on Schedule 7.18(a), Schedule 7.18(b), or Schedule 7.18(c) (as applicable to the relevant Seller) such Seller Financial Statements have been prepared from the books and records of the applicable Seller in accordance with GAAP applied on a consistent basis throughout the periods covered thereby (except as otherwise stated in the footnotes or the audit opinions related thereto, to the extent applicable to the relevant Seller Financial Statement) and present fairly in accordance with GAAP, in all material respects, the revenues and direct operating expenses pertaining to such Acquired Assets for the periods described therein. Since December 31, 2020, such Seller has not effected any change in any method of accounting or accounting practice, except for any such change required because of a concurrent change in GAAP.

22

7.19 Certain Limitations; Schedules. Any representation of a Seller in this Article VII that relates to Acquired Assets in which such Seller is a non-operator under a joint operating agreement or similar agreement is limited to the Knowledge of such Seller. Inclusion of a matter on a schedule attached hereto with respect to a representation or warranty that addresses matters being material or having a Material Adverse Effect shall not be deemed to establish any materiality standard and shall not be deemed an indication that such matter is material or does, or may, have a Material Adverse Effect. Likewise, the inclusion of a matter on a Schedule to this Agreement in relation to a representation or warranty shall not be deemed an admission of liability or an indication that such matter necessarily would, or may, breach such representation or warranty absent its inclusion on such Schedule. Matters may be set forth on a Schedule for information purposes only, do not necessarily include other matters of a similar nature and shall not expand the scope of the representations and warranties set forth in this Agreement. Any matter set forth in any Schedule shall be deemed to be disclosed for each other Schedule to the extent it is reasonably apparent that such disclosure is applicable to such other Schedule.

7.20 Royalties, Etc. To such Seller’s Knowledge, except for such items that are being held in suspense as permitted pursuant to applicable Law, such Seller has paid in all material respects all Royalties, overriding royalties and other burdens on production due by such Seller with respect the Acquired Assets.

7.21 Drilling Obligations. To such Seller’s Knowledge, except to the extent of those obligations previously fulfilled by a Seller or any of its predecessors, none of the Acquired Leases or any Acquired Contract contain express provisions obligating such Seller to drill any wells on the Acquired Assets (other than provisions requiring optional drilling as a condition of maintaining or earning all or a portion of a presently non-producing lease).

7.22 Current Bonds. To such Seller’s Knowledge, Schedule 7.22 contains a list of all surety bonds, letters of credit, guarantees and other similar instruments maintained by any Seller or any of their Affiliates with respect to the Acquired Assets.

7.23 Non-Consent Operations. To such Seller’s Knowledge, except as provided in Schedule 7.23, no operations are being conducted or have been conducted with respect to the Acquired Assets as to which a Seller has elected to be a nonconsenting party under the terms of the applicable operating agreement and with respect to which such Seller has not yet recovered its full participation.

7.24 Partnerships. To such Seller’s Knowledge, none of such Seller’s interests in the Acquired Assets is subject to tax partnership reporting for federal income tax purposes.

7.25 Absence of Certain Changes. Between the Seller Balance Sheet Date and the Execution Date, except as set forth on Schedule 7.25, such Seller has operated in the Ordinary Course of Business.

7.26 Permits. To such Seller’s Knowledge, such Seller possesses all material permits, licenses, orders, approvals, variances, waivers, franchises, rights, and other authorizations, required to be obtained from any Governmental Authority for conducting its business with respect to the Acquired Assets as presently conducted. To such Seller’s Knowledge, any Third Parties which operate any of the Acquired Assets possess all material permits, licenses, orders, approvals, variances, waivers, franchises rights, and other authorizations, required to be obtained from any Governmental Authority for conducting their business with respect to such Third Party’s assets and there are no material uncured violations of the terms and provisions of such authorizations. With respect to each such permit, such Seller has not received written notice from any Governmental Authority of any violations of such permits that remain uncured.

23

7.27 Certain Business Practices. In the past three (3) years, such Seller and its employees or other representatives (a) have not used and is not using any funds for any unlawful contributions, unlawful gifts, unlawful entertainment or other unlawful expenses; (b) have not made any direct or indirect unlawful payments to any foreign or domestic Government Official; (c) have not violated and is not violating the U.S. Foreign Corrupt Practices Act of 1977 and all other applicable anti-bribery, anti-corruption and anti-money laundering Laws (the “Anti-Corruption Laws”); (d) have not established or maintained, and is not maintaining, any unlawful or unrecorded fund of monies or other properties; (e) has not made, and is not making, any bribe, rebate, payoff, influence payment, kickback or other unlawful payment, or paid or paying any fee, commission or other payment that has not been properly recorded on its accounting books and records as required by the Anti-Corruption Laws; or (f) has not otherwise given or received anything of value to or from a Government Official or an intermediary for payment to any individual including Government Officials for the purpose of obtaining or retaining business.

7.28 Insurance. As of the date of this Agreement and through the Closing Date, each Seller (or its Affiliates) has, and has caused all Affiliate operators of the Wells to have, with respect to the Wells and such Seller’s employees, insurance coverage in amounts and on terms that are commercially reasonable and customary for a prudent owner and, as the case may be, operator, of such Wells.

Article VIII
REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser represents and warrants to each Seller, as of the Execution Date or such other date as may be expressly provided below in this Article VIII, as follows:

8.1 Organization, Existence, and Qualification. Purchaser is a corporation duly formed and validly existing under the Laws of State of Wyoming and Purchaser has all requisite power and authority to own and operate its property and to carry on its business as now conducted. Purchaser is duly licensed or qualified to do business as a foreign corporation in all jurisdictions in which it carries on business or owns assets and such qualification is required by Law except where the failure to be so qualified would not have a material adverse effect upon the ability of Purchaser to consummate the transactions contemplated by this Agreement. Purchaser is duly licensed or qualified to do business in the States of Texas, Oklahoma, Kansas, New Mexico and Mississippi. At Closing, Purchaser will be duly licensed or qualified to do business in the State of Montana

8.2 Authority, Approval, and Enforceability. Purchaser has full power and authority to enter into and, subject to obtaining Shareholder Approval and Additional Listing Approval, perform this Agreement and the Transaction Documents to which it is a party and the transactions contemplated herein and therein. The execution, delivery, and performance by Purchaser of this Agreement have been duly and validly authorized and approved by all necessary action on the part of Purchaser, subject to obtaining Shareholder Approval. The Shareholder Approval is the only vote or consent of the holders of any class or series of Purchaser’s capital stock necessary to approve and adopt this Agreement and consummate the transactions contemplated hereby. This Agreement is, and the Transaction Documents to which Purchaser is a party when executed and delivered by Purchaser will be, the valid and binding obligation of Purchaser and enforceable against Purchaser in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium, and similar Laws, as well as to principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at Law).

8.3 Bankruptcy. There are no bankruptcy, reorganization or receivership Proceedings pending, being contemplated by or, to Purchaser’s Knowledge, threatened against Purchaser or its Affiliates, and neither Purchaser nor any of its Affiliates is insolvent or generally not paying its debts as they become due.

24

8.4 Brokers’ Fees. Neither Purchaser nor any of its Affiliates has incurred any liability, contingent or otherwise, for brokers’, finders’, or similar fees in respect of the Contemplated Transactions for which a Seller or its Affiliates will have any responsibility whatsoever.

8.5 No Conflicts. Assuming receipt of Shareholder Approval and all consents and approvals from Third Parties applicable to the Contemplated Transactions, and except as would not have a material adverse effect upon the ability of Purchaser to consummate the Contemplated Transactions or perform its obligations hereunder, the execution, delivery, and performance by Purchaser of this Agreement and the consummation of the Contemplated Transactions will not (a) conflict with or result in a breach of any provision of the Organizational Documents of Purchaser, (b) result in a default or the creation of any Lien or give rise to any right of termination, cancellation, or acceleration under any of the terms or provisions of any note, bond, mortgage, indenture, or other similar instrument to which Purchaser is a party or by which Purchaser or any of its assets may be bound, or (c) violate any Law or Order applicable to Purchaser or any of its assets.

8.6 Consents. Except for Customary Post-Closing Consents and the Shareholder Approval, there are no consents or approvals of any Third Party that Purchaser is required to obtain in connection with the consummation of the Contemplated Transactions by Purchaser.

8.7 Financing. As of both the Execution Date and Closing, Purchaser has sufficient cash in immediately available funds with which to pay the Cash Consideration, consummate the Contemplated Transactions, consummate the transactions contemplated by the Other PSAs and perform its obligations under this Agreement, the Other PSAs and the Transaction Documents.

8.8 Regulatory. Purchaser is qualified to own and assume operatorship of the Acquired Assets in all jurisdictions where the Acquired Assets are located, and the consummation of the Contemplated Transactions will not cause Purchaser to be disqualified as such an owner or operator or to exceed any acreage limitations imposed by Law. To the extent required by any applicable Laws, Purchaser shall, as of the Closing Date, (a) hold all Permits, lease bonds, and any other surety or similar requirements as may be required by, and in accordance with, all applicable Laws governing the ownership and operation of the Acquired Assets and (b) have filed any and all required reports necessary for such ownership and operation with all Governmental Authorities having jurisdiction over such ownership and operation.

8.9 Independent Evaluation. Purchaser is sophisticated in the evaluation, purchase, ownership, and operation of oil and gas properties and related facilities, and has retained and taken advice concerning the Acquired Assets, the Assumed Liabilities, and the Contemplated Transactions from attorneys, advisors, and consultants that are knowledgeable about the oil and gas business and the Laws applicable to the Acquired Assets, the Assumed Liabilities, and the Contemplated Transactions. Purchaser has been afforded a reasonable and appropriate opportunity to inspect the Acquired Assets, visit the offices of each Seller, and to examine the Acquired Data, the Acquired Records, and other documents and materials requested by Purchaser or its authorized representatives or advisors with respect to the Acquired Assets and Assumed Liabilities (the “Background Materials”). Purchaser has made all such reviews and inspections of the Acquired Assets and Background Materials as Purchaser has deemed necessary or appropriate to enter into this Agreement and consummate the Contemplated Transactions and that, at Closing, Purchaser shall be deemed to have knowledge of all facts contained in such Background Materials, in the Data Room, or that would have been discovered by Purchaser’s Entity Representatives’ exercise of reasonable care and due diligence in the course of such investigation, verification, analysis, and evaluation. In making its decision to enter into this Agreement and consummate the Contemplated Transactions, Purchaser has relied solely on the terms of this Agreement and its own independent investigation and evaluation of the Acquired Assets and the advice of its own legal, Tax, economic, environmental, engineering, geological, and geophysical advisors and not on any comments, statements, projections, or other material made or given by any representative, consultant, or advisor of each Seller. Except as expressly provided in this Agreement, the Indemnified Seller Parties shall not have any Liability to Purchaser or any other Indemnified Purchaser Party arising out of or resulting from any authorized or unauthorized use, disclosure, or reliance on the Background Materials or other information and data relating to the Acquired Assets or the Assumed Liabilities provided by or on behalf of each Seller or any other Indemnified Seller Party.

25

8.10 Accredited Investor. Purchaser is an “accredited investor,” as such term is defined in Regulation D of the Securities Act, and will acquire the Acquired Assets for its own account and not with a view to a sale or distribution thereof in violation of the Securities Act, and the rules and regulations thereunder, any applicable state blue sky Laws, or any other applicable securities Laws. Purchaser has such knowledge, sophistication, and experience in business and financial matters and in the ownership and operation of oil and gas properties and assets that Purchaser is capable of evaluating the merits and risks of the acquisition of the Acquired Assets, and has so evaluated the merits and risks of such acquisition. Purchaser is able to bear the economic risk of its acquisition of the Acquired Assets, and is able to afford a complete loss of such investment. Purchaser understands and acknowledges that neither the United States Securities and Exchange Commission nor any federal, state, or foreign agency has passed upon the Acquired Assets or made any finding or determination as to the fairness of an investment in the Acquired Assets or the accuracy or adequacy of the disclosures made to Purchaser, and, except as expressly set forth in Article XII, Purchaser waives its right of rescission and is not entitled to cancel, terminate, or revoke this Agreement.

8.11 Taxes. Except as set forth in Schedule 8.11, to Purchaser’s Knowledge, (i) the Purchaser and each of its subsidiaries has timely filed all Tax Returns required to be filed by it and all such Tax Returns were correct and complete in all material respects, (ii) all Taxes owned by Purchaser and its subsidiaries, whether or not shown on any Tax Return, have been timely paid, (iii) all Taxes that the Purchaser or any of its subsidiaries was required by Law to withhold or collect were duly withheld or collected and, to the extent required, were timely paid to the appropriate Governmental Authority; (iv) there are no Liens on any of the assets of the Purchaser or any of its subsidiaries relating to Taxes, other than Permitted Encumbrances; (v) Purchaser and its subsidiaries is not doing business in or engaged in a trade or business in any jurisdiction in which it has not filed applicable Tax Returns; (vi) there are no audits or investigations relating to Taxes pending or threatened in writing against the Purchaser or its subsidiaries, (vii), Purchaser has not received notice from, and to Purchaser’s Knowledge, it has not been threatened by any Governmental Authority with respect to any matter that, with the passage of time, could constitute a breach of any representation set forth in Sections 8.11(i)-(vi), above and (viii) Purchaser is not an entity described in Treasury Regulation Section 1.351-1(c)(1)(ii)).

8.12 Litigation. Except as set forth in the SEC Documents or Schedule 8.12, as of the Execution Date, there are no Proceedings pending or, to Purchaser’s Knowledge, threatened in writing by or before any Governmental Authority against Purchaser or its subsidiaries or any of their respective officers, directors, properties or assets.

8.13 Legal Compliance. To Purchaser’s Knowledge, except as set forth in the SEC Documents or Schedule 8.13, Purchaser and each of its subsidiaries are and, since December 31, 2020, have been in material compliance with, all Laws or Orders applicable to Purchaser or any of its subsidiaries or by which Purchaser or any of its subsidiaries or any of their respective businesses or properties is bound. Since December 31, 2020, no Governmental Authority has issued any notice or notification stating that Purchaser or any of its subsidiaries is not in compliance with any Law in any material respect. This Section 8.13 does not include (a) any tax matters, such matters being addressed exclusively in Schedule 8.11, or (b) any Environmental Matters, such matters being addressed exclusively in Section 8.14.

26

8.14 Environmental.

(a) Except as set forth in Schedule 8.14, to Purchaser’s Knowledge, Purchaser’s ownership, use and operation of the Existing Purchaser Assets is in compliance with all applicable Environmental Laws, except for such failures to comply as have not had, and would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(b) To Purchaser’s Knowledge (other than de minimis amounts of Hydrocarbons related to the exploration or production process), Purchaser has not received any written notice from any Governmental Authority asserting (A) any failure to comply with any Environmental Law; (B) a Release of Hazardous Materials into the environment or onto the Existing Purchaser Assets or the obligation to undertake or bear the cost of any Remedial Action; or (C) property damage, diminution in value, or personal injury related to the use or Release of Hazardous Materials in connection at or on the Existing Purchaser Assets, in each case (clauses (A) through (C)) where such written notice remains uncured or unabated.

8.15 Material Contracts. To Purchaser’s Knowledge, Schedule 8.15 lists all Existing Purchaser Contracts which are Material Contracts. To Purchaser’s Knowledge, except as set forth in Schedule 8.15, there exists no default under any Material Contract that is an Existing Purchaser Contract by Purchaser.

8.16 Current Commitments. To Purchaser’s Knowledge, Schedule 8.16 sets forth, as of the Execution Date, all outstanding Third Party authorities for expenditures or other written capital commitments (“AFEs”) that (a) relate to and are binding on the Existing Purchaser Assets, (b) are due within ninety (90) days after Closing, and (c) require, individually, an expenditure by Purchaser in excess of $100,000 (net to Purchaser’s interest). Each Seller acknowledges that the amounts shown on Schedule 8.16 with respect to any operations or projects are estimates only and Purchaser makes no representation or warranty concerning the actual costs of the operations or activities to which such AFEs relate.

8.17 Capitalization.

(a) As of the Execution Date, the authorized capital stock of Purchaser consists of an unlimited number of authorized shares of Common Stock and 100,000 shares of preferred stock, and there were 4,676,301 issued and outstanding shares of Common Stock, no issued and outstanding shares of preferred stock and no shares of Common Stock or preferred stock held in treasury. All issued and outstanding equity interests of Purchaser are duly authorized, validly issued, and fully paid (to the extent required under the Organizational Documents of Purchaser and applicable state and federal securities Laws), non-assessable and free of preemptive rights. All issued and outstanding equity interests of Purchaser were issued in compliance with applicable Laws. Purchaser does not have outstanding unitholder purchase rights, a “poison pill” or any similar arrangement in effect.

(b) As of the close of business on the Execution Date, Schedule 8.17 sets forth with respect to each subsidiary of Purchaser, (i) a complete listing of all equity interests of each subsidiary of Purchaser that are outstanding, by par value, class and designated series, as applicable, (ii) the number of equity interests of each subsidiary that are reserved for issuance under any agreement, whether written or otherwise and (iii) the number of equity interests held as treasury interests by each subsidiary. All issued and outstanding equity interests of each subsidiary of Purchaser are duly authorized, validly issued, and fully paid (to the extent required by the applicable Organizational Documents), non-assessable and free of preemptive rights. Except as set forth in the applicable Organizational Documents of such Person, no subsidiary of Purchaser is subject to any equityholder purchase rights, a poison pill or any similar arrangement.

27

(c) Except as set forth on Schedule 8.17, (i) there are no outstanding securities of Purchaser convertible into, exchangeable or exercisable for equity interests of Purchaser, (ii) authorized or outstanding options, preemptive rights, redemption rights, repurchase rights, warrants or other rights to purchase or acquire from Purchaser, or obligations of Purchaser to issue or sell, any equity interests, including securities convertible into or exchangeable for equity interests of Purchaser, (iii) equity equivalents, interests in the ownership or earnings, or other similar rights of or with respect to Purchaser, (iv) authorized or outstanding bonds, debentures, notes or other indebtedness that entitle the holders to vote (or convertible or exercisable for or exchangeable into securities that entitle the holders to vote) with holders of Common Stock on any matter or (v) voting trust agreements or other contracts restricting or otherwise relating to voting, dividend rights or disposition of the partnership interests or other equity interests of Purchaser.

(d) The shares of Common Stock being issued to Sellers pursuant to this Agreement are duly authorized by Purchaser prior to the Closing Date, and when issued and delivered to each applicable Seller in accordance with the terms of this Agreement, will be duly authorized, validly issued and fully paid (to the extent required under the Organizational Documents of Purchaser and applicable state and federal securities Laws), non-assessable and free of preemptive rights and any and all Liens and restrictions on transfer, other than restrictions on transfer under this Agreement or applicable state and federal securities Laws.

(e) There are no contracts, agreements or understandings between Purchaser and any Person granting such person the right (other than rights which have been satisfied) to require Purchaser to file a registration statement under the Securities Act with respect to any securities of Purchaser owned or to be owned by such person or to require Purchaser to include such securities in any registration statement filed pursuant to or in connection with the Contemplated Transactions or in any securities being registered pursuant to any other registration statement filed by Purchaser under the Securities Act.

8.18 SEC Documents and Financial Statements. Except as set forth on Schedule 8.18, for the past five (5) years, Purchaser has timely filed or furnished with the SEC all reports, schedules, forms, statements, and other documents (including exhibits and other information incorporated therein) required to be filed or furnished by it under the Securities Act or the Exchange Act (all such documents, collectively, the “SEC Documents”). The SEC Documents, including any audited or unaudited consolidated financial statements and any notes thereto or schedules included therein (the “Purchaser Financial Statements”), at the time filed or furnished (except to the extent amended or superseded by a subsequently filed or furnished SEC Document filed or furnished prior to the Execution Date) (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the light of the circumstances under which they were made) not misleading, (b) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as applicable and (c) complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. True, correct, and complete copies of all SEC Documents are publicly available in the Electronic Data Gathering, Analysis, and Retrieval database of the SEC, and to the extent that any SEC Document available on such database contains redactions pursuant to a request for confidential treatment or otherwise, Purchaser has made available to Sellers, upon request, the full text of all such SEC Documents that it has so filed or furnished with the SEC. The Purchaser Financial Statements were prepared from the books and records of Purchaser in accordance with the requirements of Regulation S-X under the Securities Act and GAAP applied on a consistent basis during the periods covered thereby and subject, in the case of interim financial statements, to normal year-end adjustments, and present fairly in accordance with GAAP, in all material respects, the consolidated financial position and the results of operations of Purchaser and its consolidated subsidiaries as of, and for the periods ended on, such applicable dates. The other financial information of Purchaser, including non-GAAP financial measures, if any, contained or incorporated by reference in the SEC Documents has been derived from the accounting records of Purchaser, and fairly presents in all material respects the information purported to be shown thereby. Nothing has come to the attention of Purchaser that has caused it to believe that the statistical and market-related data included in the SEC Documents is not based on or derived from sources that are reliable and accurate in all material respects as of the date on which the applicable SEC Documents were filed. Based on an annual evaluation of disclosure controls and procedures, except as set forth in the SEC Documents, Purchaser is not aware of (i) any significant deficiency or material weakness in the design or operation of internal controls over financial reporting that are likely to adversely affect its ability to record, process, summarize and report financial data or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls over financial reporting of Purchaser. The unaudited balance sheet of Purchaser dated as of June 30, 2021 contained in the SEC Documents filed prior to the date hereof is hereinafter referred to as the “Purchaser Balance Sheet.” Neither Purchaser nor any of its subsidiaries has any Liabilities other than Liabilities that: (i) are reflected or reserved against in the Purchaser Balance Sheet (including in the notes thereto); (ii) were incurred since the date of the Purchaser Balance Sheet in the ordinary course of business consistent with past practice; or (iii) are incurred in connection with the transactions contemplated by this Agreement.

28

8.19 Independent Registered Public Accounting Firm. Plante & Moran, PLLC, which has audited the financial statements of Purchaser and its consolidated subsidiaries and delivered its report with respect to the audited consolidated financial statements contained or incorporated by reference in the SEC Documents, is an independent registered public accounting firm with respect to Purchaser within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission and the Public Company Accounting Oversight Board (United States). Plante & Moran, PLLC has not resigned or been dismissed as independent registered public accountants of Purchaser as a result of or in connection with any disagreement with Purchaser on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

8.20 Controls and Procedures; Listing; Investment Company. Purchaser has established and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) designed to give reasonable assurance that information relating to Purchaser required to be disclosed in the SEC Documents is recorded, summarized and reported within the time periods specified by the SEC and that such information is communicated to Purchaser’s management. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and Purchaser has not received any written notification that the SEC is contemplating terminating such registration. The Common Stock is listed on the NASDAQ, and Purchaser has not received any notice of delisting or that Purchaser is not in compliance with the listing or maintenance requirements of such exchange, except for notices which have since been satisfied to the noticing authority’s satisfaction as of the Execution Date. At Closing, Purchaser shall meet all listing requirements of the NASDAQ and shares of Common Stock being issued to Sellers pursuant to this Agreement shall be listed on the NASDAQ. Purchaser has taken no action that is designed to terminate the registration of the Common Stock under the Exchange Act. Purchaser is not, and is not an Affiliate of, and immediately after the Closing, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

8.21 Contractual Restrictions. Purchaser is not a party to, and no Purchaser Existing Assets are bound by or subject to, any contract or agreement containing (a) any material restriction on Purchaser or its Affiliates from freely engaging in any business or competing anywhere or (b) any material standstill restriction or similar restriction on Purchaser or its Affiliates from acquiring equity or voting securities of a Third Party, in each case, that is or will be binding upon Sellers or any of their respective Affiliates as a result of being Affiliated with Purchaser or by virtue of owning the Common Stock issued to Sellers pursuant to the terms and conditions of this Agreement.

29

8.22 Form S-3 Eligibility. As of the Execution Date, Purchaser is eligible to register for resale by Sellers under Form S-3 promulgated under the Securities Act the Common Stock issued to Sellers pursuant to the terms and conditions of this Agreement.

8.23 Exemptions from Securities Laws. Provided that the representations made by Sellers in Section 7.17 are true and accurate on the Closing Date in all material respects, the Common Stock issued to Sellers pursuant to the terms and conditions of this Agreement will be exempt from the registration requirements of the Securities Act, and no document will be required to be filed (except to the extent deemed necessary by Purchaser, a Form D), no proceeding will be required to be taken and no permit, approval, consent or authorization will be required to be obtained by Purchaser under the Securities Act in connection with such issuance. At Closing, Purchaser shall meet all listing requirements of the NASDAQ.

8.24 Absence of Certain Changes. During the time Purchaser has owned the Existing Purchaser Assets, (i) there has not been any circumstance, condition, event or state of facts which has had or would be reasonably expected to have, a material effect on the Existing Purchaser Assets, and (ii) except for matters relating to the Contemplated Transaction or described in the schedules to this Agreement, the Existing Purchaser Assets have been operated, in all material respects, only in the Ordinary Course of Business, except as disclosed in the SEC Documents.

8.25 Board Approval. The Board of Directors of Purchaser, by resolutions duly adopted by a unanimous vote at a meeting of all directors of Purchaser duly called and held and, not subsequently rescinded or modified in any way, has: (a) determined that this Agreement, the Other PSAs and the transactions contemplated hereby and thereby, including the issuance and sale of Common Stock, upon the terms and subject to the conditions set forth herein and therein, are fair to, and in the best interests of, Purchaser and Purchaser’s shareholders; (b) approved and declared advisable this Agreement and the Other PSAs, including the execution, delivery, and performance hereof and thereof, and the consummation of the transactions contemplated by this Agreement and the Other PSAs, including issuance and sale of Common Stock, upon the terms and subject to the conditions set forth herein and therein; (c) directed that this Agreement and the Other PSAs be submitted to a vote of Purchaser’s shareholders for adoption at the Shareholders Meeting; and (d) resolved to recommend that Purchaser’s shareholders vote to approve the Contemplated Transaction and the transactions contemplated by the Other PSAs, including the issuance of Common Stock to Sellers, Lubbock and Synergy, as required to satisfy the rules and regulations of the NASDAQ and applicable Law (collectively, the “Board Recommendation”). No “fair price,” “moratorium,” “control share acquisition,” “supermajority,” “affiliate transactions,” “business combination,” or other similar anti-takeover statute or regulation enacted under any federal, state, local, or foreign laws applicable to Purchaser is applicable to this Agreement, the Other PSAs or any of the transactions contemplated hereby or thereby.

8.26 Fairness Opinion. Purchaser has received the written opinion of the Financial Advisor (and has provided a copy of such opinion to Sellers) to the effect that, as of the date of this Agreement and based upon and subject to the qualifications and assumptions set forth therein, the Contemplated Transaction and the transactions contemplated by the Other PSAs are fair, from a financial point of view, to the holders of shares of Common Stock, and, as of the date of this Agreement, such opinion has not been withdrawn, revoked, or modified.

8.27 Other PSA Diligence. (a) Purchaser has no reason to believe that any of the representations and warranties of the “Sellers” under the Other PSAs are not true and correct in all material respects, (b) Purchaser has provided Sellers, prior to the Execution Date, with written copies of all reports, results, data, analyses, and other materials prepared by or for Purchaser and/or any of its Entity Representatives or title or environmental contractors in connection with any title and/or environmental due diligence reviews, inspections, or assessments performed by or on behalf of Purchaser with respect to any of the “Acquired Assets” under the Other PSAs, and (c) except as otherwise set forth on Schedule 8.27 or on any schedule to the Other PSAs, to Purchaser’s Knowledge, there are no Liens or other material defects in title (other than Permitted Encumbrances), and no material Environmental Matters that may result in Liabilities under Environmental Laws, in each case, affecting any of the “Acquired Assets” under the other PSAs.

30

8.28 Royalties, Etc. To Purchaser’s Knowledge, except for such items that are being held in suspense as permitted pursuant to applicable Law, Purchaser has paid in all material respects all Royalties, overriding royalties and other burdens on production due by Purchaser with respect the Existing Purchaser Assets.

8.29 Non-Consent Operations. To Purchaser’s Knowledge, except as provided in Schedule 8.29, no operations are being conducted or have been conducted with respect to the Existing Purchaser Assets as to which Purchaser has elected to be a nonconsenting party under the terms of the applicable operating agreement and with respect to which Purchaser has not yet recovered its full participation.

8.30 Permits. To Purchaser’s Knowledge, Purchaser possesses all material permits, licenses, orders, approvals, variances, waivers, franchises, rights, and other authorizations, required to be obtained from any Governmental Authority for conducting its business with respect to the Existing Purchaser Assets as presently conducted. To Purchaser’s Knowledge, any Third Parties which operate any of the Existing Purchaser Assets possess all material permits, licenses, orders, approvals, variances, waivers, franchises rights, and other authorizations, required to be obtained from any Governmental Authority for conducting their business with respect to such Third Party’s assets and there are no material uncured violations of the terms and provisions of such authorizations. With respect to each such permit, Purchaser has not received written notice from any Governmental Authority of any violations of such permits that remain uncured.

Article IX
CERTAIN COVENANTS AND AGREEMENTS

9.1 Conduct of Business Prior to Closing by Sellers.

(a) Operational Covenants. Except (1) as set forth in Schedule 9.1, (2) for the operations covered by the AFEs described in Schedule 7.14, such operations as are required pursuant to any Acquired Lease, Acquired Contract, or applicable Law, and operations undertaken in the Ordinary Course of Business, (3) as required in the event of an emergency to protect life, property, or the environment, and (4) as expressly contemplated by this Agreement or expressly consented to in writing by Purchaser (which consent shall not be unreasonably delayed, withheld, or conditioned), Sellers shall, from and after the Execution Date until Closing:

(i) subject to interruptions resulting from force majeure, mechanical breakdown, and planned maintenance, use its commercially reasonable efforts to operate or cause to be operated the Acquired Assets in the Ordinary Course of Business;

(ii) maintain, or cause to be maintained, the books of account and records relating to the Acquired Assets in the usual, regular, and ordinary manner and in accordance with the usual accounting practices of Seller;

(iii) not (A) enter into an Acquired Contract that, if entered into on or prior to the Execution Date, would have been required to be listed on Schedule 7.13, or (B) terminate (unless the term thereof expires pursuant to the provisions existing therein) or materially amend the terms of any Material Contract, except contracts terminable by a Seller with notice of sixty (60) days or less without penalty or detriment;

31

(iv) not terminate (unless the term thereof expires pursuant to the provisions existing therein), materially amend, or surrender any material rights under any Acquired Lease or material Acquired Easement, provided that a Seller shall be permitted to exercise, secure, and acquire Lease renewals and extensions (and amend any Acquired Lease to provide for renewal or extension) in the Ordinary Course of Business; and

(v) not transfer, sell, mortgage, pledge, or dispose of any material portion of the Acquired Assets other than (A) the sale and/or disposal of Hydrocarbons in the Ordinary Course of Business and (B) sales of equipment that is no longer necessary in the operation of the Acquired Assets or for which replacement equipment has been or will be obtained.

(b) AFEs. With respect to any AFE received by a Seller after the Execution Date and prior to Closing that is estimated to cost in excess of $100,000 (net to such Seller’s interest), such Seller shall forward a copy of such AFE to Purchaser as soon as is reasonably practicable and thereafter the Parties shall consult with each other regarding whether or not such Seller should elect to participate in such operation. Purchaser agrees that it will timely respond to any written request for consent pursuant to this Section 9.1(b). In the event the Parties are unable to agree within five (5) Business Days (unless a shorter time is reasonably required by the circumstances and such shorter time is specified in such Seller’s notice) of Purchaser’s receipt of any consent request as to whether or not such Seller should elect to participate in such operation, such Seller’s decision shall control and such operation shall be deemed to have been consented to by Purchaser.

(c) Requests for Approval. Requests for approval of any action restricted by this Section 9.1 shall be delivered to any of the following individuals, each of whom shall have full authority to grant or deny such requests for approval on behalf of Purchaser:

Ryan Smith

Don Kessel

Purchaser’s approval of any action restricted by this Section 9.1 shall not be unreasonably withheld, delayed, or conditioned and shall be considered granted in full within five (5) Business Days (unless a shorter time is reasonably required by the circumstances and such shorter time is specified in such Seller’s notice) of such Seller’s notice to Purchaser requesting such consent unless Purchaser notifies such Seller to the contrary during that period.

(d) Other Working Interest Owners. Purchaser acknowledges Sellers own undivided interests in certain of the properties comprising the Acquired Assets that it does not operate, and Purchaser agrees that the acts or omissions of the other working interest owners (including the operators) who are a Seller or any Affiliates of a Seller shall not constitute a breach of the provisions of this Section 9.1, nor shall any action required by a vote of working interest owners constitute such a breach so long as Seller has voted its interest in a manner that complies with the provisions of this Section 9.1.

(e) Liability of Seller. Without expanding any obligations which a Seller may have to Purchaser, it is expressly agreed that Sellers shall never have any liability to Purchaser with respect to any breach or failure of Section 9.1 greater than that which it might have as the operator to a non-operator under the applicable operating agreement (or, in the absence of such an agreement, under the AAPL 610 (1989 Revision) form Operating Agreement), IT BEING RECOGNIZED THAT, UNDER SUCH AGREEMENTS AND SUCH FORM, THE OPERATOR IS NOT RESPONSIBLE FOR ITS OWN NEGLIGENCE, AND HAS NO RESPONSIBILITY OTHER THAN FOR GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

32

9.2 Conduct of Business Prior to Closing by Purchaser. Except (1) as set forth in Schedule 9.2, (2) for the operations covered by the AFEs described in Schedule 8.16, such operations as are required pursuant to any lease that is an Existing Purchaser Asset, Existing Purchaser Contract, or applicable Law, and operations undertaken in the Ordinary Course of Business, (3) as required in the event of an emergency to protect life, property, or the environment, and (4) as expressly contemplated by this Agreement, Other PSAs or expressly consented to in writing by a Seller (which consent shall not be unreasonably delayed, withheld, or conditioned), Purchaser shall, from and after the Execution Date until Closing:

(a) subject to interruptions resulting from force majeure, mechanical breakdown, and planned maintenance, use its commercially reasonable efforts to operate or cause to be operated the Existing Purchaser Assets in the Ordinary Course of Business;

(b) maintain, or cause to be maintained, the books of account and records relating to the Existing Purchaser Assets in the usual, regular, and ordinary manner and in accordance with the usual accounting practices of Purchaser;

(c) not (A) enter into an Existing Purchaser Contract that, if entered into on or prior to the Execution Date, would have been required to be listed on Schedule 8.15, or (B) terminate (unless the term thereof expires pursuant to the provisions existing therein) or materially amend the terms of any Material Contract, except contracts terminable by Purchaser with notice of sixty (60) days or less without penalty or detriment;

(d) not terminate (unless the term thereof expires pursuant to the provisions existing therein), materially amend, or surrender any material rights under any lease or easement that is a part of the Existing Purchaser Assets, provided that Purchaser shall be permitted to exercise, secure, and acquire lease renewals and extensions (and amend any lease that is a part of the Existing Purchaser Assets to provide for renewal or extension) in the ordinary course of business;

(e) not transfer, sell, mortgage, pledge, or dispose of any material portion of the Existing Purchaser Assets other than (A) the sale and/or disposal of Hydrocarbons in the ordinary course of business and (B) sales of equipment that is no longer necessary in the operation of the Existing Purchaser Assets or for which replacement equipment has been obtained;

(f) not authorize or issue any Common Stock, preferred stock, or any options, preemptive rights, redemption rights, repurchase rights, warrants or other rights to purchase or acquire any equity interests of Purchaser;

(g) not authorize or effect any stock split, combination of shares, stock dividend or other similar event affecting the Common Stock; and

(h) not declare, make or pay any dividend or other distribution.

9.3 Successor Operator. Purchaser acknowledges that it desires to succeed Sellers or their appointees as operator of those Acquired Assets or portions thereof that Sellers or their appointees may, as of the Closing, operate. Purchaser further acknowledges and agrees that Sellers or their appointees cannot and does not covenant or warrant that Purchaser or any Affiliate of Purchaser shall become successor operator of such Acquired Assets or portions thereof. Sellers or their appointees and Purchaser agree however that, as to the Acquired Assets that Sellers or their appointees operates, prior to Closing they shall use their commercially reasonable efforts (at no out-of-pocket cost to Sellers or their appointees) to have Purchaser designated, to the extent legally possible and permitted under any applicable joint operating agreements, as successor operator of such Acquired Assets effective as of the Closing, and Purchaser hereby consents and agrees to accept such designation and the responsibilities and Liabilities as the operator of such Acquired Assets.

33

9.4 Governmental Bonds; Guarantees. Purchaser acknowledges that none of the bonds, letters of credit, guarantees, and other forms of financial assurance, if any, posted by any Seller or their Affiliates with Governmental Authorities and/or other Third Parties relating to any of the Acquired Assets are transferable to Purchaser. Prior to the Closing Date, Purchaser shall deliver to Sellers evidence of Purchaser having posted all bonds, letters of credit, credit support and other security with all applicable Governmental Authorities and other Third Parties (meeting the requirements of such authorities and Third Parties) that (i) were put in place by Sellers or their Affiliates relating to any of the Acquired Assets, including those set forth on Schedule 7.22; (ii) are otherwise required under the terms of any Acquired Assets, and/or (iii) are otherwise required for Sellers to own and, where appropriate, operate, the Acquired Assets (collectively the “Guarantees”); provided, however, Purchaser and each Seller hereby acknowledge and agree (1) the replacement or transfer of certain bonds burdening certain of the Acquired Assets must be approved by tribal authorities in whose jurisdiction such Acquired Assets are located, (2) the replacement or transfer of such bonds shall not prevent, delay or hinder the Closing of the Contemplated Transaction or the closing of the transactions contemplated by the Other PSAs or affect a Purchase Price adjustment under Article III and (3) at no out-of-pocket cost or expense to any Seller, the Parties shall cooperate to secure the transfer or replacement of such bonds on behalf of the Purchaser after the occurrence of the Closing of the Contemplated Transaction. Without limiting the foregoing, Purchaser shall cooperate with Sellers in order to cause Sellers and their Affiliates to be released as of the Closing Date from all such Guarantees, including those required by tribal authorities, and, if required by the counterparty to any Guarantee, Purchaser shall provide, effective as of the Closing Date, substitute arrangements of Purchaser or its Affiliates covering all periods covered by the Guarantees, such substitute arrangements to be equivalent or better in terms of type of security and creditworthiness of the party providing the security as compared to the Guarantees. In the event that any counterparty to any such Guarantee does not release Sellers and their Affiliates, then, from and after Closing, Purchaser shall indemnify Sellers or the relevant Affiliate against all amounts incurred by Sellers or the relevant Affiliate under such Guarantee (and all costs incurred in connection with such Guarantee). Notwithstanding anything to the contrary contained in this Agreement, any cash placed in escrow by Sellers or any Affiliate of a Seller pursuant to the Guarantees must be returned to such Seller, and shall be an Excluded Asset.

9.5 Material Required Consents.

(a) With respect to each Material Required Consent set forth on Schedule 7.8, reasonably promptly after the Execution Date (and, with respect to each Material Required Consent that is not set forth on Schedule 7.8 but is discovered by either Party after the Execution Date, reasonably promptly after the discovery thereof), the applicable Seller shall send to the holder of each such Material Required Consent a notice in material compliance with the contractual provisions applicable to such Material Required Consent seeking such holder’s consent to the Contemplated Transactions. Sellers and Purchaser will thereafter use their commercially reasonable efforts (at no out-of-pocket cost or expense to either Party) to obtain such Material Required Consents. Notwithstanding anything to the contrary contained herein, Sellers will have no liability to Purchaser for failure to obtain any such Material Required Consents.

34

(b) If, as of the Closing Date, a holder of a Material Required Consent set forth on Schedule 7.8 (or that is not set forth on Schedule 7.8 but that is discovered by either Party after the Execution Date) has not yet delivered such Material Required Consent and the time for granting such consent has not expired, then the Acquired Asset covered by that Material Required Consent shall not be conveyed to Purchaser at Closing but shall still be considered part of the Acquired Assets in accordance with the provisions of this Section 9.5, adjustments to the Purchase Price will still be made pursuant to Section 3.3 with respect to such Acquired Asset, and the Base Purchase Price will not be reduced as a result of such non-conveyance. If Acquired Assets have not been conveyed to Purchaser at the Closing due to a failure to obtain a Material Required Consent, and if such Material Required Consent has been received or deemed received pursuant to the terms of the underlying agreement or instrument on or before the Final Settlement Date, then (i) the applicable Seller shall so notify Purchaser and (ii) within ten (10) Business Days after Purchaser’s receipt of such notice, the applicable Seller shall assign and convey to Purchaser, and Purchaser shall accept from such Seller, such Acquired Assets pursuant to the terms of this Agreement and an instrument in substantially the same form as the Assignment. As between Purchaser and the applicable Seller, with respect to any Acquired Asset for which a Material Required Consent has not been obtained by the Closing, (A) such Seller shall hold such Acquired Asset after Closing as nominee for Purchaser, effective as of the Effective Time, (B) Purchaser shall pay any costs and expenses associated with that Acquired Asset, and (C) such Seller shall pay Purchaser any revenues received by such Seller that are associated with such Acquired Asset for time periods from and after the Effective Time. If any Material Required Consent (other than for an Acquired Contract) has not been received or deemed received on or before the Final Settlement Date, then such Seller shall no longer hold such Acquired Asset as nominee for Purchaser, and each Party shall repay to the other Party any amounts previously paid hereunder in respect of the Acquired Asset, and such Acquired Asset will be deemed not to have been conveyed to Purchaser hereunder and shall be an Excluded Asset.

(c) With respect to each consent to assignment pertaining to the Acquired Assets and the Contemplated Transactions other than a Material Required Consent set forth on Schedule 7.8 (or that is not set forth on Schedule 7.8 but that is discovered by either Party after the Execution Date), Purchaser shall have no claim against, and hereby releases and agrees to defend and indemnify the Indemnified Seller Parties from any Claim or Loss for, the failure to obtain such consent, and Purchaser shall be solely responsible from and after Closing for any and all Claims and Losses arising from the failure to obtain such consents.

9.6 Preferential Rights.

(a) With respect to each Preferential Right set forth on Schedule 7.9, reasonably promptly after the Execution Date (and, with respect to each Preferential Right that is not set forth on Schedule 7.9 but is discovered by either Party after the Execution Date, reasonably promptly after the discovery thereof), the applicable Seller shall send to the holder of each such Preferential Right a notice in material compliance with the contractual provisions applicable to such Preferential Right.

(b) If, prior to Closing, a holder of a Preferential Right has notified the applicable Seller that it elects to exercise its Preferential Right and purchase the Acquired Assets (or portions thereof) to which its Preferential Right applies, then the Acquired Assets subject to such Preferential Right shall be excluded from the Acquired Assets to be assigned to Purchaser at the Closing (but only to the extent of the portions of such Acquired Assets affected by the Preferential Right, and subject to the remaining provisions of this Section 9.6), and the Base Purchase Price shall be reduced by the Allocated Value of the Acquired Assets (or portions thereof) so excluded (as applicable and the dollar value in aggregate of all Preferential Rights exercised in connection with the Acquired Assets, the “Aggregate Preferential Right Amount”). The applicable Seller shall be entitled to all proceeds paid by any Person exercising a Preferential Right prior to Closing. If such holder of such Preferential Right thereafter fails to consummate the purchase of the Acquired Assets covered by such Preferential Right on or before the end of the period of time under such Preferential Right for closing such sale and the applicable Seller is permitted to transfer such Acquired Assets (or portions thereof) to Purchaser pursuant to the terms of such Preferential Right, then (i) the applicable Seller shall so notify Purchaser, (ii) within ten (10) Business Days after Purchaser’s receipt of such notice, Purchaser shall purchase and accept from the applicable Seller such Acquired Assets pursuant to the terms of this Agreement and for the Allocated Value of such Acquired Assets, subject to adjustments in accordance with Section 3.3, and (iii) the applicable Seller shall assign to Purchaser such Acquired Assets pursuant to an instrument in substantially the same form as the Assignment. If, as of the Closing Date, a Preferential Right has (A) expired without exercise, (B) been waived, or (C) not been exercised or waived and the time for exercising such Preferential Right has not expired, then the Acquired Assets covered by that Preferential Right shall be sold and transferred to Purchaser at Closing subject to the rights of the Preferential Right holder, and no adjustment to the Purchase Price will be made with respect to such Preferential Right and, in the event the holder of such Preferential Right thereafter exercises such Preferential Right, Purchaser will comply with all of the terms thereof, will convey the applicable Acquired Assets to the holder of the Preferential Right, and will be entitled to all proceeds paid by such holder with respect thereto.

35

9.7 Casualty Loss. If, after the Execution Date but prior to the Closing Date, a Casualty Loss occurs with respect to a portion of the Acquired Assets, then, notwithstanding such Casualty Loss, this Agreement shall remain in full force and effect and (a) Purchaser will nevertheless be required to close, (b) there shall be no reduction of the Base Purchase Price in respect of such Casualty Loss, and (c) upon Closing, Purchaser shall be entitled to all rights of Sellers, if any, to insurance proceeds under insurance policies issued by Third Parties, to condemnation awards, and to other claims against Third Parties with respect to the Casualty Loss (excluding any Liabilities of or against any Indemnified Seller Parties); provided, however, Sellers shall reserve and retain (and Purchaser shall assign to Sellers) all rights, title, interests, and claims against Third Parties for the recovery of Sellers’ costs and expenses (if any) incurred prior to the Closing in pursuing or asserting any such insurance claims or other rights against Third Parties with respect to any such Casualty Loss. Until Closing (or if no Closing occurs, termination of this Agreement), Sellers shall maintain insurance coverage it currently has in effect with respect to the Acquired Properties.

9.8 Revenues. Sellers shall be entitled to all amounts earned from the sale of Hydrocarbons produced prior to the Effective Time from or attributable to the Acquired Properties and Purchaser shall be entitled to all amounts earned from the sale of Hydrocarbons produced on or after the Effective Time from or attributable to the Acquired Properties, in each case, net of (a) Royalties, (b) Production Taxes, and (c) gathering, transportation, processing, and other costs, in each case, that are deducted by the purchaser of production. After the Closing, to the extent not accounted for in the Final Settlement Statement, any revenues received by a Seller applicable to any post-Effective Time production of Hydrocarbons from the Acquired Properties shall be paid by such Seller to Purchaser within thirty (30) days after receipt of such revenues, and any revenues received by Purchaser applicable to any pre-Effective Time production of Hydrocarbons from the Acquired Properties shall be paid by Purchaser to such Seller within thirty (30) days after receipt of such revenues. Payments under this Section 9.8 shall be grossed up to take into account any netting or set-offs by the purchaser of any such production against obligations of the recipient of such revenues that are not related to the purchase of such production. Payments under this Section 9.8 shall not constitute an adjustment to any portion of the Purchase Price. Adjustments to the Purchase Price after the Closing shall be made only under Section 3.5.

9.9 Suspense Accounts. At the Closing, Purchaser shall assume, without adjustment to the Purchase Price or other payment to Purchaser, any and all obligations of Seller to pay or otherwise account for suspense funds payable to Third Party owners of royalty, overriding royalty, working, or other interests in respect of past production of Hydrocarbons attributable to the Acquired Properties. At the Closing, Purchaser shall be deemed to assume full and complete Liability and responsibility for maintaining and administering all suspense accounts and the proper handling and payment of all suspended amounts, as well as for compliance with all unclaimed property Laws.

36

9.10 Non-Solicitation; No-Hire. Prior to the third (3rd) anniversary of the Closing Date, without a Seller’s prior written consent, neither Purchaser nor any of its Affiliates shall hire, retain, or attempt to hire or retain any employee of such Seller or any of its Affiliates, or in any way interfere with the relationship between such Seller or any of its Affiliates and any of its or their employees; provided, however, the non-solicitation restriction in this Section 9.10 shall not apply in the event an employee of such Seller contacts Purchaser (or any of its Affiliates) regarding employment in response to an advertisement identifying employment opportunities published by Purchaser (or any of its Affiliates) in a newspaper of general circulation or on its web site or if an employee of such Seller contacts Purchaser (or any of its Affiliates) without having been directly solicited. Purchaser shall be permitted to contact any of such Seller’s independent contractors whose services relate to the Acquired Assets to discuss post-Closing services.

9.11 Confidentiality. Purchaser acknowledges that, pursuant to its access to the Acquired Records, Acquired Assets, and other information, Purchaser will become privy to confidential and other information of Sellers and their Affiliates, and agrees that such information and the terms and provisions of this Agreement shall be held confidential by Purchaser and its Entity Representatives in accordance with the terms of the Confidentiality Agreement. The Confidentiality Agreement shall remain in full force and effect in accordance with its terms; provided that if and when Closing should occur, then the Confidentiality Agreement shall terminate except as to (a) information related to the Excluded Assets, (b) information related to assets other than the Acquired Assets, and (c) the terms of this Agreement (as to all of which the Confidentiality Agreement shall extend to and remain in full force and effect following Closing).

9.12 Public Announcements. Neither Party shall make any press release or other public announcements concerning the transaction contemplated by this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld. Any Party desiring to make a public announcement shall first give the other Party forty-eight (48) hours written notification of its desire to make such a public announcement. The written notification shall include (a) a request for consent to make the announcement and (b) a written draft of the text of such public announcement. Nothing contained herein shall prohibit either Party from issuing or making a public announcement or statement (or require the consent of the other party) if such Party deems it necessary to do so in order to comply with any applicable Law, or any applicable rules, regulations, or Orders of any Governmental Authority having jurisdiction, or with disclosure requirements of applicable securities Laws or the SEC or any applicable stock exchanges, provided that such Party provides the other Party with a written draft of the text of such public announcement prior to issuing or making such public announcement.

9.13 Record Retention. Purchaser, for a period of seven (7) years following Closing, will (a) retain the Acquired Records, (b) upon reasonable prior written notice, provide Sellers, their Affiliates, and their Entity Representatives with access to the Acquired Records during normal business hours for review and copying at the applicable Seller’s expense, and (c) provide Sellers, their Affiliates, and their Entity Representatives with access, during normal business hours, to materials received or produced after Closing relating to any indemnity claim made under Section 14.2 for review and copying at the applicable Seller’s expense. At the end of such seven (7) year period and prior to destroying any of the Acquired Records, Purchaser shall notify Seller in advance of any such destruction and provide Seller an opportunity to copy such Acquired Records at Seller’s sole cost and expense.

9.14 Breaches before Closing. During the period prior to Closing, each Party (the “Notifying Party”) shall notify the other Party promptly after the Notifying Party obtains Knowledge that any representation or warranty of any Party contained in this Agreement is untrue or will be untrue as of the Closing Date or that any covenant or agreement to be performed or observed by any Party prior to or on the Closing Date has not been or will not be so performed or observed. Notwithstanding anything to the contrary contained in this Agreement, if either Party elects to proceed with the Closing with Knowledge by such Party of any failure of any condition to be satisfied in its favor or of the breach of any representation, warranty, agreement, or covenant by the other Party contained in this Agreement or in any Transaction Document or of the facts giving rise to any such breach, then the condition that is unsatisfied or the representation, warranty, agreement, or covenant which is breached (and any and all rights and remedies with respect thereto, including under Article XIV or under any Transaction Document) will be deemed waived by such Party, and such Party shall be deemed to fully release and forever discharge the other Party with respect to all Claims and Losses, known or unknown, with respect to such condition, representation, warranty, agreement, or covenant.

37

9.15 Amendment of Schedules. Each of the Parties shall have the continuing right (but not the obligation) until the 10th Business Day prior to Closing to create new, or correct, supplement, or amend existing, Schedules to its representations and warranties with respect to any matters hereafter arising or discovered which, if existing or known at the Execution Date or thereafter, would have been required to be set forth or described in such Schedules (as applicable, “Updated Schedules”). For purposes of determining whether the conditions set forth in Section 10.3 have been fulfilled, the Schedules to Purchaser’s and Sellers’ representations and warranties contained in this Agreement shall be deemed to include only that information contained therein on the Execution Date and shall be deemed to exclude all information contained in any such new Schedule or addition, supplement, or amendment to an existing Schedule delivered by a Party after execution of this Agreement and at or prior to the 10th Business Day prior to Closing; provided, however, if Closing shall occur, subject to the below, then all matters disclosed pursuant to any such new Schedule or addition, supplement, or amendment to an existing Schedule delivered by Purchaser or a Seller after execution of this Agreement and at or prior to the 10th Business Day prior to Closing shall be waived by the other Party for all purposes of this Agreement and such other Party shall not be entitled to make a claim with respect thereto pursuant to the terms of this Agreement (including any claim pursuant to Article XIV) or otherwise. Within five (5) Business Days following the delivery of an Updated Schedule, the Party who has received the Updated Schedule, shall have the right to provide the delivering Party a written notice (the “Disclosure Objection Notice”) of any reasonable concerns or objections to any matters disclosed in the Updated Schedule which could reasonably result in a Material Adverse Effect. The Parties will negotiate in good faith to resolve those matters raised in the Disclosure Objection Notice, including amendments to this Agreement as agreed to, if necessary. If, after good faith negotiations, the Parties are unable to resolve those matters raised in the Disclosure Objection Notice no later than five (5) days after the Disclosure Objection Notice, this Agreement may be terminated by the Party who has received the Updated Schedule during the following three (3) Business Day period (a “Disclosure Schedule Termination”). If a non-disclosing Party does not provide a Disclosure Objection Notice within five (5) Business Days of the receipt of an Updated Schedule, or fails to raise an objection to any disclosures made in the Updated Schedule in a Disclosure Objection Notice, such Party will be deemed to have waived any objection to that specific matter disclosed in the Updated Schedule, unless such disclosure is discovered or uncovered later to be false or misleading in any material respect, effective as of such date. Notwithstanding anything to the contrary herein, for all purposes of this Agreement (including for purposes of determining whether the conditions set forth in Section 10.3 have been fulfilled), the Schedules to Sellers’ and Purchaser’s representations and warranties contained in this Agreement shall be deemed to include each contract, Permit, other asset or interest, and/or other matter that has been executed, acquired, disposed of, terminated, created, or undertaken on or after the Execution Date, provided that (i) such execution, acquisition, disposal, termination, creation, or undertaking did not breach any covenant contained in this Agreement or was consented to or waived in writing by Purchaser or a Seller; and (ii) such contract, Permit, other asset or interest, and/or other matter that has been executed, acquired, disposed of, terminated, created, or undertaken on or after the Execution Date is promptly included in an Updated Schedule, as applicable, subject to the rights of the Parties in connection with Updated Schedules, as set forth in this Section 9.15, above (each such matter, a “Permitted Matter”), and each Permitted Matter shall be waived by Purchaser and Sellers for all purposes hereunder (including for purposes of Article VII, Article VIII, Section 10.2, Section 10.3, and Article XIV) and no Seller or Purchaser shall be entitled to make a claim with respect thereto pursuant to the terms of this Agreement (including any claim pursuant to Article XIV) or otherwise.

38

9.16 Proxy Statement and Shareholder Meeting.

(a) In connection with the Shareholders Meeting, as soon as reasonably practicable following the date of this Agreement, Purchaser shall prepare and file with the SEC the Proxy Statement. Purchaser shall use its reasonable best efforts to: (i) cause the Proxy Statement to be mailed to Purchaser’s shareholders as promptly as practicable following sign off from the SEC on such Proxy Statement, or no later than the twentieth (20th) day after such preliminary Proxy Statement is filed with the SEC, in the event the SEC does not notify the Purchaser of its intent to review such Proxy Statement, and (ii) ensure that the Proxy Statement complies in all material respects with the applicable provisions of the Securities Act and Exchange Act. Purchaser shall also take any other action required to be taken under the Securities Act, the Exchange Act, the rules and regulations of the NASDAQ, any applicable foreign or state securities or “blue sky” Laws, and the rules and regulations thereunder in connection with the issuance of Common Stock under this Agreement and the Other PSAs.

(b) From and after the Execution Date, each Seller shall use reasonable best efforts to direct its Entity Representatives to, during customary business hours and, provided that such efforts do not unreasonably interfere with the business operations of such Seller, cooperate with Purchaser and independent auditors chosen by Purchaser (“Purchaser’s Auditor”) in connection with the preparation of the Proxy Statement and obtaining the Proxy Approval and the Shareholder Approval and any audit by Purchaser’s Auditor of any financial statements of the Acquired Assets or the business of the Acquired Assets or any reserve reports with respect to the Acquired Assets or other actions that Purchaser or any of their Affiliates reasonably require to comply with the requirements under state and federal securities Laws. Such cooperation will include (i) reasonable access to each Seller’s Entity Representatives who were responsible for preparing or maintaining the financial records and work papers and other supporting documents used in the preparation of such financial statements as may be required by Purchaser’s Auditor to perform an audit or conduct a review in accordance with generally accepted auditing standards or to otherwise verify such financial statements, (ii) using commercially reasonable efforts to obtain the consent of the independent auditor(s) and reserve engineer(s) of such Seller (as applicable) that conducted any audit of such financial statements or prepared any reserve reports to be named as an expert in (A) any filings that may be made by Purchaser under the Securities Act or required by the SEC under securities Laws applicable to Purchaser or any report required to be filed by Purchaser under the Exchange Act in connection with the transactions contemplated by this Agreement or (B) any prospectus or offering memorandum for any equity or debt financing of Purchaser, (iii) providing information in connection with Purchaser’s preparation of responses to any inquiries by regulatory authorities relating to the foregoing financial statements and/or reserve reports, (iv) providing information with respect to property descriptions of the Acquired Assets necessary to execute and record a deed of trust for any financing activities, (v) executing and delivering and pledging any security documents, definitive financing documents or other certificates or documents or otherwise facilitate the pledging of collateral for delivery, as reasonably requested by Purchaser, (vi) delivery of one or more customary representation letters from such Seller to the auditor of the financial statements that are reasonably requested by Purchaser to allow such auditors to complete an audit (or review of any financial statements) and to issue an opinion with respect to an audit of those financial statements required pursuant to this Section 9.16 and (vii) using commercially reasonable efforts to cause the independent auditor(s) or reserve engineer(s) of Sellers that conducted any audit of such financial statements to provide customary “comfort letters” to any underwriter or purchaser in connection with any equity or debt financing of Purchaser. Notwithstanding the foregoing, (x) nothing herein shall expand a Seller’s representations, warranties, covenants or agreements set forth in this Agreement or give Purchaser, its Affiliates, or any Third Party any rights to which it is not entitled hereunder, (y) nothing in this Section 9.16 shall require travel or the obligation to incur any out-of-pocket costs by any of the subject Persons in order to comply with the terms of this Section 9.16 and (z) Purchaser will make reasonable efforts to minimize any disruption associated with the cooperation contemplated by such Persons hereby. In each case, such cooperation by each Seller pursuant to this Section 9.16 shall be at Purchaser’s written request with reasonable prior notice to such Seller, and no such cooperation by a Seller shall be required to the extent it could cause any representation or warranty in this Agreement to be breached, cause any condition to the Closing fail to be satisfied or otherwise cause any breach of this Agreement. Nothing in this Section 9.16 or any action or inaction taken hereunder, shall excuse or waive Purchaser’s obligations to consummate the transactions in accordance with this Agreement. No Seller shall have any liability or responsibility to Purchaser or any of their respective equity or debt financing sources with respect to the accuracy or completeness of any information delivered pursuant to this Section 9.16, except as required by Section 14.2. Notwithstanding anything to the contrary herein, it is understood and agreed that: (i) each Seller’s cooperation pursuant to the provisions of this Section 9.16 shall be at Purchaser’s sole cost and expense, and on the Closing Date or following the termination of this Agreement, Purchaser shall promptly reimburse each Seller for all reasonable and documented out-of-pocket costs and expenses incurred by such Seller or its Affiliates in connection with such cooperation; (ii) Purchaser shall indemnify and hold harmless each Seller and its Affiliates and their respective Entity Representatives from and against any and all Losses by any such Persons suffered or incurred in connection with any assistance or activities provided in connection therewith other than to the extent such Losses arise from gross negligence, willful misconduct or bad faith of such Seller, its Affiliates and their respective directors, officers, employees and agents, or Seller Proxy Provided Information; (iii) each Seller shall have the right (prior to Closing) to review any presentations or other material written information prepared by Purchaser or their Affiliates prior to the dissemination of such materials to potential investors, lenders or other counterparties to any proposed financing transaction (or filing with any Governmental Authority, including the SEC); (iv) except to the extent disclosed to lenders (who shall hold such confidential information confidential), all non-public or otherwise confidential information regarding a Seller or the Acquired Assets obtained by Purchaser or their representatives shall be kept confidential; (v) the assistance described in this Section 9.16 shall not require a Seller to take any action that such Seller reasonably believes could result in a violation of any material agreement or any confidentiality arrangement or the loss of any legal or other applicable privilege; and (vi) no Seller shall be required to provide any information to Purchaser or any of their respective equity or debt financing sources or that is not then in such Seller’s or its Affiliates’ possession.

39

(c) Purchaser shall promptly provide Sellers and their counsel with any comments or other communications, whether written or oral, that Purchaser or its counsel may receive from the SEC or its staff with respect to the Proxy Statement promptly after the receipt of such comments. Prior to the filing of the Proxy Statement with the SEC (including in each case any amendment or supplement thereto) or the dissemination thereof to the holders of Common Stock, or responding to any comments of the SEC with respect to the Proxy Statement, Purchaser shall provide the Sellers and their counsel a reasonable opportunity to review and comment on such Proxy Statement or response (including the proposed final version thereof), and Purchaser shall give reasonable and good faith consideration to any comments made by Sellers or their counsel.

(d) Purchaser shall take all action necessary to duly call, give notice of, convene, and hold the Shareholders Meeting as soon as reasonably practicable, and, in connection therewith, Purchaser shall mail the Proxy Statement to the holders of Common Stock in advance of such meeting. Except to the extent that the Board of Directors of Purchaser shall have effected an Adverse Recommendation Change, the Proxy Statement shall include the Board Recommendation. The Company shall use reasonable best efforts to: (a) solicit from the holders of Common Stock proxies in favor of Shareholder Approval; and (b) take all other actions necessary or advisable to secure Shareholder Approval. Purchaser shall keep Sellers updated with respect to proxy solicitation results as requested by Sellers. Once the Shareholders Meeting has been called and noticed, Parent shall not postpone or adjourn the Shareholders Meeting without the consent of Sellers (other than: (i) in order to obtain a quorum of its shareholders; or (ii) as reasonably determined by Purchaser to comply with applicable Law). If the Board of Directors of Purchaser makes an Adverse Recommendation Change, it will not alter the obligation of Purchaser to submit the approval of the Contemplated Transactions to the holders of Common Stock at the Shareholders Meeting to consider and vote upon, unless this Agreement shall have been terminated in accordance with its terms prior to the Shareholders Meeting.

(e) The Board of Directors of Purchaser may effect an Adverse Recommendation Change only after providing Sellers and the Other PSA Sellers at least five (5) Business Days’ notice of such action, and which notice shall include a reasonably detailed description of the underlying facts giving rise to, and the reasons for taking, such action.

9.17 Additional Listing Application; Transfer Agent. As promptly as practicable after the Execution Date, but in any event after taking into consideration the rules and regulations of the NASDAQ with respect to the timing of the Additional Listing Application (as hereinafter defined) and the supporting documents required to accompany the Additional Listing Application, Purchaser shall submit to the NASDAQ a request for approval relating to the Common Stock issuable to Sellers in accordance with the terms of this Agreement (the “Additional Listing Application”) and shall use its commercially reasonable efforts to secure the NASDAQ’s approval of the Additional Listing Application. Purchaser shall continue to engage and maintain, at its expense, a registrar and transfer agent for the Common Stock.

9.18 NASDAQ Continued Listing. In the event NASDAQ determines that the transaction contemplated herein and/or in the Other PSAs constitutes, or will constitute, a “back-door listing”/“reverse merger”, Purchaser and each Seller shall cooperate in good faith to ensure that the combined company (and its Common Stock) qualifies for initial listing on the NASDAQ, pursuant to the applicable guidance and requirements of the NASDAQ as of the Closing.

9.19 Seller’s Proxy Statement Information and Financial Statements.

(a) None of the information supplied or to be supplied by a Seller or its representatives to Purchaser for inclusion in the Proxy Statement or any amendment or supplement thereto (collectively, “Seller Proxy Provided Information”) will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(b) Using commercially reasonable efforts, each Seller and its officers and employees shall assist Purchaser and its accountants and auditors in preparing audited and unaudited financial statements as required by Regulation S-X and as required and requested from time to time by the SEC and the SEC’s rules and requirements for inclusion in the Proxy Statement, and any and all other filings with the SEC that such financial statements are required to be included in, and shall further supply Purchaser all information, reports, documentation and financial information reasonably requested in connection therewith.

40

9.20 Lock-Up. During the period beginning on the Closing Date and ending on the date that is the later of the six month anniversary of the Closing Date (excluding the Closing Date for purposes of calculating such date) (the “Six Month Anniversary”) and the final determination of all Claims asserted by Purchaser against a Seller pursuant to Section 14.8 that remain unresolved as of the Six Month Anniversary (the “Lock-Up Period”), Sellers will, with respect to at least twenty percent (20%) of the Share Consideration issued to Sellers pursuant to the terms and conditions of this Agreement, refrain from lending, offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option, right or warrant to purchase, or otherwise transferring or disposing of, directly or indirectly, such portion of Sellers’ Common Stock (the “Lock-Up Securities”). In the interest of clarity, nothing in this Section 9.18 shall restrict any Seller from (x) utilizing customary hedging strategies that may involve the pledge of Common Stock as collateral until such time as the Common Stock are ultimately disposed on or after expiration of the Lock-Up Period or (y) being named as a selling shareholder in a registration statement contemplated by the Registration Rights Agreement or any other registration statement filed with respect to the Common Stock in accordance with this Agreement and in compliance with the Securities Act. Nothing in this Section 9.18 shall prohibit or limit the ability of any Seller to effect any transfer of Common Stock (a) pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of Common Stock or (b) pursuant to an order of a court or regulatory agency. The Lock-Up Securities shall secure each Seller’s obligations under this Agreement, including each Seller’s post-Closing indemnity obligations under Section 14.2 and each Seller’s obligations under Section 3.5. If a Seller is required to satisfy any of its post-Closing obligations, such Seller may (but is not required) to sell a requisite portion of the Lock-Up Securities (but no more than the requisite portion of the Lock-Up Securities) and use the cash proceeds of such sale to satisfy such Seller’s post-Closing obligation, in which case the restrictions on the sale of such requisite portion of the Lock-Up Securities set forth in this Section 9.18 shall be waived for such portion of the Lock-Up Securities.

9.21 Sales Pursuant to Rule 144. Subject to Section 9.18, Purchaser covenants that it will take such action as a Seller and any owner thereof may reasonably request, all to the extent required from time to time to enable such Seller to sell the Common Stock held by such Seller or its owners without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the SEC), including, without limitation, at the sole expense of Purchaser, (a) issuing such directions to any transfer agent, registrar or depositary, as applicable, (b) delivering such opinions to the transfer agent, registrar or depositary as are customary for the transaction of this type and are reasonably requested by the same, and (c) taking or causing to be taken such other actions as are reasonably necessary (in each case on a timely basis) in order to cause any legends, notations or similar designations restricting transferability of the Common Stock held by a Seller to be removed and to rescind any transfer restrictions with respect to such Common Stock, subject to applicable Law and customary procedures of the Purchaser and its transfer agent. Upon the request of a Seller, Purchaser shall deliver to such Seller or its owners, as applicable, a written certification of a duly authorized officer as to whether it has complied with such requirements.

9.22 Other PSAs. Purchaser acknowledges that as of the Execution Date it is executing and delivering the Other PSAs, and agrees that each Seller may review all due diligence of Purchaser and the Other PSA Sellers in connection with the Other PSAs. From and after the Execution Date until the Closing, except as expressly consented to in writing by each Seller (which consent may be withheld in a Seller’s sole and absolute discretion), Purchaser shall not (a) amend, supplement, or otherwise modify either of the Other PSAs, (b) waive, under either of the Other PSAs, any condition to closing set forth in Section 10.3 thereof, or (c) waive, release, surrender, or otherwise amend any material right or claim of Purchaser under or related to either of the Other PSAs. Purchaser agrees to promptly provide to Sellers copies, but in any event not later than five (5) days after Purchaser’s or any of its Entity Representative’s receipt from any Other PSA Seller, of any new Schedule or any correction, supplement, or amendment to an existing Schedule under the Other PSAs (as applicable).

9.23 Closing Conditions. From and after the Execution Date until the Closing, each Party shall use commercially reasonable efforts to take or cause such actions as are necessary to expeditiously, on the terms and conditions of this Agreement, satisfy the closing conditions set forth in Article X and to consummate the transactions contemplated herein as soon as reasonably possible. From and after the date of this Agreement until the Closing, Purchaser shall use commercially reasonable efforts to take or cause such actions as are necessary to expeditiously, on the terms and conditions of either of the Other PSAs, as applicable, satisfy the closing conditions set forth in Article X of such Other PSA, as applicable, and to consummate the transactions contemplated therein as soon as reasonably possible. Without a Seller’s prior written consent, which shall not be unreasonably withheld, delayed or conditioned, Purchaser shall not approve or enter into any amendment or modification to, or grant any waiver under, either of the Other PSAs.

41

9.24 Remedial Action. From and after the Execution Date, Sellers shall propose to Purchaser a plan of Remedial Action for the Acquired Assets located in Stephens County, Oklahoma. Purchaser shall promptly consider such plan of Remedial Action and if Purchaser agrees to such plan of Remedial Action, Sellers shall use their commercially reasonable efforts to complete such Remedial Action prior to Closing. If Purchaser rejects such plan of Remedial Action, the Parties shall work in good faith to agree on another plan of Remedial Action. If Purchaser has not agreed to a plan of Remedial Action or Sellers have not completed such Remedial Action by Closing, the Acquired Assets located in Stephens County, Oklahoma shall be removed from the Contemplated Transactions, such Acquired Assets shall be considered Excluded Assets for purposes of this Agreement and no adjustment to the Purchase Price shall be effectuated as a result of the removal of such Acquired Assets from the Contemplated Transactions.

Article X
CONDITIONS TO CLOSING

10.1 Mutual Conditions to Closing. The obligations of each Party to consummate the transactions provided for herein are subject, at the option of such Party, to the satisfaction on or prior to Closing of each of the following conditions (each of which may be waived by such Party (on its behalf) in its sole discretion):

(a) Changes in Laws; Orders. No Governmental Authority shall have enacted, issued, promulgated, or deemed applicable any Law, and no preliminary or permanent injunction or other Order will have been issued (and remain in force) by any Governmental Authority, in each case, that has the effect of permanently enjoining, making illegal, or otherwise prohibiting or preventing the consummation of the Contemplated Transactions, and no Governmental Authority shall have threatened in writing to enact, issue, promulgate, make applicable, grant, or issue any such Law or Order.

(b) Legal Proceedings. No Proceeding brought by any Third Party shall be pending before any Governmental Authority (i) seeking to restrain, prohibit, enjoin, or declare illegal, or (ii) seeking substantial damages in connection with, the transactions contemplated by this Agreement.

10.2 Sellers’ Conditions to Closing. The obligations of Sellers to consummate the transactions provided for herein are subject, at the option of Sellers, to the satisfaction on or prior to Closing of each of the following conditions (each of which may be waived by Sellers in their sole discretion):

(a) Representations and Warranties. Each of the representations and warranties of Purchaser contained herein (i) that are qualified by the term “material” or contain terms such as “material adverse change”, “material adverse effect”, or other terms or dollar amounts of similar import or effect (whether or not capitalized) shall be true and correct as of the Closing Date as though such representations and warranties were made at such time (other than representations and warranties that refer to a specified date, which need only be true and correct on and as of such specified date), and (ii) that are not so qualified shall be true and correct in all material respects as of the Closing Date as though such representations and warranties were made at such time (other than representations and warranties that refer to a specified date, which need only be true and correct on and as of such specified date); provided, however, in the event of a breach of or inaccuracy in the representations and warranties of Purchaser set forth in this Agreement, the condition set forth in this Section 10.2(a) shall be deemed satisfied unless the effect of all breaches of or inaccuracies in Purchaser’s representations and warranties (excluding any breaches or inaccuracies resulting from matters disclosed to Sellers as of the Execution Date) taken together results in a Material Adverse Effect.

42

(b) Performance. Purchaser will have performed or complied, in all material respects, with all obligations, agreements, and covenants contained in this Agreement as to which performance or compliance by Purchaser is required prior to or on the Closing Date (including, without limitation, Purchaser’s obligations, agreements and covenants set forth in Section 2.4).

(c) Closing Deliverables. Purchaser shall be ready, willing, and able to deliver to Sellers at the Closing the documents and items required to be delivered by Purchaser under Section 11.2.

(d) Shareholder Approval. The holders of the outstanding shares of Common Stock shall have approved the issuance of Common Stock to Sellers, and the Other PSA Sellers, as contemplated under the terms of this Agreement, and the Other PSAs and the “change of control” (as defined in the rules and regulations of the NASDAQ) resulting from such issuances, as required to satisfy the rules and regulations of the NASDAQ and applicable Law (the “Shareholder Approval”).

(e) NASDAQ Approval. The Additional Listing Application shall have been approved by the NASDAQ (“Additional Listing Approval”). Purchaser shall be current in all its filing obligations with the SEC and NASDAQ and no commitment letters, orders or suspensions from the SEC or NASDAQ shall be outstanding prior to or on the Closing Date and if required by NASDAQ, the Common Stock shall have been approved for initial listing on NASDAQ following the Closing.

(f) Other PSAs. The closing of the transactions under the Other PSAs shall be occurring simultaneously with Closing.

(g) Schedule Amendments. None of the Other PSA Sellers have, under the Other PSAs or otherwise, added any new, or corrected, supplemented, or amended any existing schedule to its representations and warranties under such other purchase agreement in respect of any matters that might reasonably be expected to have a material adverse effect on the ownership, operation, or value of the “Acquired Assets” under such other purchase agreement or on the “Assumed Liabilities” to be assumed by Purchaser thereunder.

(h) No Material Adverse Effect. No Material Adverse Effect shall have occurred with respect to Purchaser, the Existing Purchaser Assets, any of the assets subject to the Other PSAs, nor shall any event or events have occurred that, individually or in the aggregate, with or without the lapse of time, would reasonably be expected to result in a Material Adverse Effect with respect to Purchaser or the Existing Purchaser Assets.

10.3 Purchaser’s Conditions to Closing. The obligations of Purchaser to consummate the transactions provided for herein are subject, at the option of Purchaser, to the satisfaction on or prior to Closing of each of the following conditions (each of which may be waived by Purchaser in its sole discretion):

(a) Representations and Warranties. Each of the representations and warranties of Sellers contained herein (i) that are qualified by the term “material” or contain terms such as “material adverse change”, “material adverse effect”, or other terms or dollar amounts of similar import or effect (whether or not capitalized) shall be true and correct as of the Closing Date as though such representations and warranties were made at such time (other than representations and warranties that refer to a specified date, which need only be true and correct on and as of such specified date), and (ii) that are not so qualified shall be true and correct in all material respects as of the Closing Date as though such representations and warranties were made at such time (other than representations and warranties that refer to a specified date, which need only be true and correct on and as of such specified date); provided, however, in the event of a breach of or inaccuracy in the representations and warranties of a Seller set forth in this Agreement, the condition set forth in this Section 10.3(a) shall be deemed satisfied unless the effect of all breaches of or inaccuracies in such Seller’s representations and warranties (excluding any breaches or inaccuracies resulting from matters disclosed in the Data Room as of the Execution Date) taken together results in a Material Adverse Effect.

43

(b) Performance. Sellers will have performed or complied, in all material respects, with all obligations, agreements, and covenants contained in this Agreement as to which performance or compliance by Sellers is required prior to or on the Closing Date.

(c) Closing Deliverables. Sellers shall be ready, willing, and able to deliver to Purchaser at the Closing the documents and items required to be delivered by Sellers under Section 11.2.

(d) No Material Adverse Effect. No Material Adverse Effect shall have occurred with respect to Sellers or the Acquired Assets nor shall any event or events have occurred that, individually or in the aggregate, with or without the lapse of time, would reasonably be expected to result in a Material Adverse Effect with respect to Sellers or the Acquired Assets.

Article XI
CLOSING

11.1 Date of Closing. Subject to the conditions set forth in this Agreement, the purchase and sale of the Acquired Assets pursuant to this Agreement (the “Closing”) shall be conducted electronically (by fax, email, or other electronic means) to the extent reasonably possible, but if necessary shall be held at the offices of Porter Hedges, LLP, counsel to Sellers, located at 1000 Main Street, Suite 3600, Houston, Texas 77002, or at such other location as the Parties mutually agree in writing, at 10:00 a.m. Houston, Texas time on the later of (a) December 15, 2021 the “Target Closing Date”) or (b) if any of the conditions to Closing in Article X have not been satisfied or waived by the Target Closing Date, and neither Party has terminated this Agreement pursuant to Section 12.1, then the date five (5) Business Days after such conditions to Closing have been satisfied or waived. The date Closing actually occurs shall be the “Closing Date”.

11.2 Closing Obligations. At Closing, the following documents shall be delivered and the following events shall occur, the execution of each document and the occurrence of each event being a condition precedent to the others and each being deemed to have occurred simultaneously with the others:

(a) Assignment. Sellers and Purchaser shall duly execute, acknowledge, and deliver the Assignment in sufficient counterparts to facilitate recording in the applicable counties where the Acquired Assets are located.

(b) Additional Assignments and Assumptions; Official Forms. Sellers and Purchaser shall duly execute, acknowledge, and deliver such other assignments, assumptions, bills of sale, or deeds necessary to transfer the Acquired Assets to Purchaser and for Purchaser to assume the Assumed Liabilities, including any conveyances on official forms of relevant Governmental Authorities and related documentation necessary to transfer the Acquired Assets to Purchaser, and for Purchaser to assume the Assumed Liabilities in accordance with this Agreement and the requirements of Law.

44

(c) Preliminary Settlement Statement. Sellers and Purchaser shall duly execute and deliver the Preliminary Settlement Statement.

(d) Purchase Price.

(i) Subject to Section 3.4(c), Purchaser shall deliver the Closing Payment to each Seller in accordance with Schedule 3.4 as provided in Section 3.4(b).

(ii) Purchaser shall deliver to Sellers the Share Consideration, by delivering evidence in form and substance reasonably satisfactory to Sellers that Purchaser has instructed its transfer agent (and delivered any opinions of counsel reasonably requested by the transfer agent) to credit the Common Stock making up the Share Consideration to book-entry accounts maintained by the transfer agent in the name of each Seller (or any of its Affiliates designated in writing by a Seller) in accordance with Schedule 3.4, and bearing customary legends noting that such securities constitute restricted securities under the Securities Act.

(e) Deposit. Subject to Section 3.4(c), Purchaser and Sellers shall cause the Deposit to be released to Sellers as provided in Section 3.4(b).

(f) Letters in Lieu. On forms supplied by Sellers and reasonably acceptable to Purchaser, Sellers and Purchaser shall duly execute and deliver letters in lieu of transfer orders directing all purchasers of production to make payment to Purchaser of the proceeds attributable to production from the Acquired Properties from and after the Effective Time.

(g) Releases. Sellers shall deliver to Purchaser required releases (in recordable form if necessary) of any mortgage, deed of trust, loan agreement or security agreement securing Indebtedness created by Seller that encumbers the Acquired Assets.

(h) Change of Operator Forms. Sellers or their appointees and Purchaser shall duly execute federal and state change of operator forms with respect to those Acquired Assets of Seller that will be operated by Purchaser after the Closing.

(i) Closing Certificates. Purchaser shall deliver to Sellers a certificate duly executed by an officer of Purchaser substantially in the form of Exhibit D as to the satisfaction of the closing conditions set forth in Section 10.2(a) and 10.2(b), and each Seller shall deliver to Purchaser a certificate duly executed by an officer of such Seller substantially in the form of Exhibit D as to the satisfaction of the closing conditions set forth in Section 10.3(a) and 10.3(b).

(j) Non-Foreign Affidavit. Each Seller shall deliver to Purchaser an affidavit of non-foreign status substantially in the form of Exhibit E.

(k) Transition Services Agreement. Purchaser and Banner shall duly execute and deliver a Transition Services Agreement substantially in the form of Exhibit F (the “Transition Services Agreement”).

(l) Registration Rights Agreement. Purchaser and Sellers shall duly execute and deliver a Registration Rights Agreement substantially in the form of Exhibit G (the “Registration Rights Agreement”).

45

(m) Nominating and Voting Agreement. Purchaser, Seller and the Other PSA Sellers shall duly execute and deliver a Nominating and Voting Agreement substantially in the form of Exhibit H (the “Voting Agreement”).

(n) Contribution Agreement. Purchaser, Seller, Banner and Synergy shall duly execute and deliver the Contribution Agreement substantially in the form of Exhibit I (the “Contribution Agreement”).

(o) Board of Directors and Officers. Purchaser shall deliver minutes of the Board of Directors of the Purchaser approving, effective at Closing, (i) the increase in the size of the Company’s Board of Directors to seven and the appointment of two (2) individuals (one appointed by Sellers and one appointed by Lubbock), as well as Duane H. King to the Board of Directors of the Company; and (ii) the appointment of John Weinzierl as Executive Chairman; Ryan L. Smith as Chief Executive Officer and Chief Financial Officer; and Don Kessel as Chief Operating Officer.

(p) Seller Resolutions. Each Seller shall deliver to Purchaser resolutions of such Seller’s board of directors and/or managers and members and/or owners, approving the transactions contemplated herein and such Seller’s entry into this Agreement.

(q) Payoff Acknowledgements. Sellers shall deliver to Purchaser evidence of Sellers’ payoff of the loans to Banner, Woodford and Llano, in each case advanced by the Small Business Administration, pursuant to the Economic Injury Disaster Loan Program of the CARES Act.

(r) Debt and Hedge Assumption. Purchaser shall deliver to Sellers such documents or instruments as Sellers may reasonably request evidencing Purchaser’s satisfaction of its obligations under Section 2.4.

(s) Other Deliveries. Sellers and Purchaser shall execute and deliver any other agreements, instruments, and documents which are required by other terms of this Agreement to be executed and/or delivered at or by Closing.

11.3 Records. In addition to the obligations set forth under Section 11.2 above, no later than sixty (60) days following the Closing Date, Sellers shall make the Acquired Records (in the format currently maintained by each such Seller) available to Purchaser for pickup from such Seller’s offices during normal business hours. Each Seller may retain copies of the Acquired Records.

11.4 Risk of Loss. As of the consummation of the Closing, beneficial ownership and the risk of loss of the Acquired Assets will pass from Sellers to Purchaser effective from and after the Effective Time.

Article XII
TERMINATION

12.1 Termination. This Agreement and the transactions contemplated herein may be terminated at any time prior to Closing:

(a) by the mutual written agreement of the Parties;

(b) by a Seller, if Purchaser fails to pay the Deposit as required by Section 3.2, in which case such termination shall be as to all Sellers;

46

(c) by a Seller, (1) if Purchaser has materially breached this Agreement and such breach causes any of the conditions to Closing set forth in Section 10.2 not to be satisfied (or, if prior to Closing, is of such a magnitude or effect that it will not be possible for such condition to be satisfied), in which case such termination shall be as to all Sellers; provided, however, in the case of a breach that is capable of being cured, other than and excluding any Willful Breach by Purchaser, Purchaser shall have until the date that is thirty (30) days following receipt of notice thereof to cure such breach, and termination under this Section 12.1(c) shall not become effective unless Purchaser fails to cure such breach prior to the end of such period; or (2) in connection with a Disclosure Schedule Termination (as described in Section 9.15);

(d) by Purchaser, (i) (1) if a Seller has materially breached this Agreement and such breach causes any of the conditions to Closing set forth in Section 10.3 not to be satisfied (or, if prior to Closing, is of such a magnitude or effect that it will not be possible for such condition to be satisfied); provided, however, in the case of a breach that is capable of being cured, other than and excluding any Willful Breach by a Seller, Sellers shall have until the date that is thirty (30) days following receipt of notice thereof to cure such breach, and termination under this Section 12.1(d) shall not become effective unless Sellers fail to cure such breach prior to the end of such period or (2) if (A) the Aggregate Preferential Right Amount associated with the Acquired Assets plus (B) the Aggregate Preferential Right Amount (as defined in either or both of the Other PSAs) applicable to the Other PSAs, exceeds 10% of the collective aggregate Purchase Price under this Agreement and the Other PSAs; or (ii) in connection with a Disclosure Schedule Termination (as described in Section 9.15);

(e) by either Party, if the Closing has not occurred on or before February 28, 2022 (the “Outside Date”); or

(f) by a Seller if: (i) an Adverse Recommendation Change shall have occurred; (ii) Purchaser shall have breached or failed to perform in any material respect any of its covenants and agreements set forth in Section 9.16; (iii) Shareholder Approval or the Additional Listing Approval has not been obtained by February 28, 2022; or (iv) any of the Other PSAs terminates prior to Closing, in which, in each such case, such termination shall be as to all Sellers.

provided, however, neither Sellers nor Purchaser shall have the right to terminate this Agreement pursuant to Section 12.1(c), Section 12.1(d), or Section 12.1(e) if such Party is at such time in material breach of any of its representations, warranties, covenants, or agreements contained in this Agreement.

12.2 Effect of Termination. In the event of termination, written notice thereof will be given to the other Party specifying the provision pursuant to which such termination is made. If this Agreement is terminated pursuant to any provision of Section 12.1, then, except as provided in this Section 12.2 and except for the provisions of Article I, Section 4.1, Section 9.11, Section 12.3, Section 14.12, and Article XV (other than Sections 15.2(b), 15.16, 15.17, 15.18 and 15.19), this Agreement shall forthwith become void and of no further force or effect and the Parties shall have no liability or obligation hereunder and Sellers shall thereafter be free to market, negotiate with and sell the Acquired Assets to any Third Party.

(a) Purchaser Breach; Sellers Remedies.

(i) If Sellers are entitled to terminate this Agreement pursuant to Section 12.1(b), then Sellers may terminate this Agreement and pursue any other Claim, right, or remedy against Purchaser available at Law or in equity, including a claim for damages;

47

(ii) If Sellers are entitled to terminate this Agreement pursuant to Section 12.1(c) or Section 12.1(f) and each of the conditions contained in Section 10.3 has been either fulfilled in all material respects or waived in writing (other than conditions the fulfillment of which is expressly provided to occur at the Closing), then Sellers shall have the right, as their sole and exclusive remedy and in lieu of all other damages, to terminate this Agreement pursuant to Section 12.1(c) or Section 12.1(f) and, in connection therewith, (1) receive the Deposit as liquidated damages (and not as a penalty) free and clear of any claims thereon by Purchaser and (2) be entitled to reimbursement from Purchaser of all of Sellers’ reasonable out-of-pocket Expenses incurred in connection with the Contemplated Transaction, (subsection (1) and (2) collectively in lieu of all other damages).

(iii) The Parties acknowledge that the extent of damages to Sellers occasioned by such default, failure, inability, or refusal by Purchaser would be impossible or extremely impractical to ascertain and that the amount of the Deposit is a fair and reasonable estimate of such damages under the circumstances.

(iv) If Sellers are entitled to the Deposit pursuant to this Section 12.2(a), then the Parties shall, within five (5) Business Days of the date that this Agreement is terminated, execute and deliver to the Escrow Agent written instructions instructing the Escrow Agent to disburse via wire transfer of immediately available funds the entirety of the Deposit to Sellers free and clear of any claims thereon by Purchaser.

(b) Sellers Breach; Purchaser Remedies. If Purchaser is entitled to terminate this Agreement pursuant to Section 12.1(d), and each of the conditions contained in Section 10.2 has been either fulfilled in all material respects or waived in writing (other than conditions the fulfillment of which is expressly provided to occur at the Closing), then Purchaser shall have the right, as its sole and exclusive remedy and in lieu of all other damages, to terminate this Agreement pursuant to Section 12.1(d) and, in conjunction therewith, receive a return of the Deposit. If Purchaser is entitled to the return of the Deposit pursuant to this Section 12.2(b) then the Parties shall, within five (5) Business Days of the date that this Agreement is terminated, execute and deliver to the Escrow Agent written instructions instructing the Escrow Agent to disburse via wire transfer of immediately available funds the entirety of the Deposit to Purchaser free and clear of any claims thereon by Sellers.

(c) Termination for other Reasons. If this Agreement is terminated for any reason other than as set forth in Section 12.2(a) or Section 12.2(b), then the Parties shall have no liability or obligation hereunder as a result of such termination, and the Parties shall, within five (5) Business Days of the date that this Agreement is terminated, execute and deliver to the Escrow Agent written instructions instructing the Escrow Agent to disburse via wire transfer of immediately available funds the entirety of the Deposit to Purchaser free and clear of any claims thereon by Sellers.

12.3 Return of Documentation and Confidentiality. In addition to any obligations under the Confidentiality Agreement, upon termination of this Agreement, Purchaser shall promptly return or destroy (and provide written certification of such destruction) to Sellers all title, engineering, geological and geophysical data, environmental assessments and/or reports, maps, documents, and other information furnished by any Indemnified Seller Party to any Indemnified Purchaser Party or prepared by or on behalf of Purchaser in connection with its due diligence investigation of the Acquired Assets and the Indemnified Purchaser Parties shall not retain any copies, extracts, or other reproductions in whole or in part of such documents and information, except to the extent such information is included in emails of Purchaser and its representatives, which shall not be required to be deleted, but which shall remain subject to the confidentiality obligations of the Confidentiality Agreement. An officer of Purchaser shall certify, on behalf of Purchaser (and not in his or her individual capacity), Purchaser’s compliance with this Section 12.3 to Seller in writing.

48

Article XIII
TAX MATTERS

13.1 Apportionment.

(a) Straddle Period. All Property and Production Taxes attributable to the ownership or operation of the Acquired Assets for any taxable period that begins prior to and ends on or after the Effective Time (a “Straddle Period”) shall be reflected as a Base Purchase Price adjustment under Section 3.3, and apportioned between Purchaser and Sellers as of the Effective Time, in the case of Property Taxes, based on the number of days in the Straddle Period that occurred before the Effective Time (in the case of Sellers) and on or after the Effective Time (in the case of Purchaser), and in the case of Production Taxes, based on the Production Taxes that relate to (i) actual production, expressed in volume or units, attributable to the days in the Straddle Period that occurred before the Effective Time (in the case of Sellers) and (ii) actual production, expressed in volume or units, attributable to the days in the Straddle Period that occur on or after the Effective Time (in the case of Purchaser).

(b) Liability of Parties. At the Closing, subject to Section 13.1(a), (i) Purchaser shall assume all Liability for Property and Production Taxes attributable to the ownership or operation of the Acquired Assets with respect to all taxable periods that begin on or after the Effective Time, and (ii) Sellers shall retain all Liability for Property and Production Taxes attributable to Sellers’ ownership or operation of the Acquired Assets with respect to all taxable periods ending prior to the Effective Time.

(c) Rights of Parties. Purchaser shall have the right to all deductions, credits, and refunds pertaining to Property and Production Taxes allocated to Purchaser under this Section 13.1 and Sellers shall have the right to all deductions, credits and refunds pertaining to Property and Production Taxes allocated to Sellers under this Section 13.1. All deductions, credits, and refunds pertaining to Property and Production Taxes attributable to the ownership or operation of the Acquired Assets with respect to a Straddle Period shall be reflected as a Base Purchase Price adjustment under Section 3.3, and apportioned between Purchaser and Sellers as of the Effective Time, in the case of deductions, credits, and refunds as to Property Taxes, based on the number of days in the Straddle Period that occurred before the Effective Time (in the case of Sellers) and on or after the Effective Time (in the case of Purchaser), and in the case of deductions, credits, and refunds as to Production Taxes, based on the Production Taxes that relate to (i) actual production, expressed in volume or units, attributable to the days in the Straddle Period that occurred before the Effective Time (in the case of Sellers) and (ii) actual production, expressed in volume or units, attributable to the days in the Straddle Period that occur on or after the Effective Time (in the case of Purchaser).

13.2 Tax Reports and Returns. Except as otherwise provided in Section 13.1, Purchaser shall timely file all Tax Returns with respect to Property and Production Taxes and pay all Property and Production Taxes with respect to such Tax Returns for any the Straddle Period (to the extent such Tax Returns are required to be filed after Closing) and all Tax periods that begin on or after the Effective Time. Sellers shall promptly forward to Purchaser any reports or documents received by Sellers after the Closing that relate to the Straddle Period, and provide any information in Sellers’ possession or control that relate to the Straddle Period that is necessary for Purchaser to file any Tax Returns relating to Property and Production Taxes with respect to the Straddle Period in accordance with this Section 13.2.

13.3 Transfer Taxes. The Purchase Price excludes, and Purchaser shall be liable for the entire amount of any sales, use, excise, stock, stamp, documentary, filing, recording, registration, authorization, and similar Taxes, fees, transfer fees, and charges incurred or required to be paid by any of the Indemnified Parties in connection with the Contemplated Transactions. If required by applicable Law, Sellers will charge and collect any applicable sales Tax unless Purchaser provides a valid exemption or direct pay certificate. Purchaser and Sellers shall cooperate with one another in the preparation of any necessary Tax Returns and other related documentation with respect to such Transfer Taxes (including any exemption certificates and forms as each may request to establish an exemption from (or otherwise reduce) or make a report with respect to Transfer Taxes).

49

13.4 Tax Proceedings. To the extent Purchaser receives any notice of any audit or other proceeding with respect to any Property Taxes or Production Taxes for any period or portion thereof ending prior to the Effective Time, Purchaser shall promptly provide written notice of same to Sellers (which notice shall include a copy of any written correspondence received from the applicable Governmental Authority), and Sellers shall have the right to control such audit or other proceeding, but (i) Purchaser shall, as its own cost and expense, have the right to participate in such audit or other proceeding, and (ii) Sellers shall not settle or compromise such proceeding without Purchaser’s express written consent, not to be unreasonably withheld, conditioned or delayed.

13.5 Amendments. Purchaser shall not amend any Tax Return relating to Property Taxes or Production Taxes with respect to the Acquired Assets for any period or potion thereof ending prior to the Effective Time without the express written consent of Sellers, not to be unreasonably withheld, conditioned or delayed.

13.6 Cooperation. Until the expiration of the statute of limitations for all periods that include the Closing Date or the Effective Time, Sellers and Purchaser shall cooperate reasonably and in good faith with respect to Tax matters arising out this Agreement, including in connection with the filing of any Tax Returns described in this Article XIII and any Tax audits or other proceedings as described in Section 13.4.

13.7 Form 8594. Sellers and Purchaser shall cooperate in the preparation of Internal Revenue Service Form 8594, pursuant to Treasury Regulation Section 1.1060-1, to report the allocation of the Purchase Price among the Acquired Assets. To the extent required by Code Section 1060 and any Treasury Regulations promulgated thereunder, any such allocations shall be consistent with the Purchase Price allocation as set forth in Exhibit A-3. Except as required by Law, none of the Parties (or their applicable Affiliates) shall take any position on its Tax returns that is inconsistent with the allocation of the Purchase Price (plus other capitalized costs) as so agreed or as adjusted.

13.8 Agreed Tax Treatment. The Parties, pursuant to the express terms and conditions of the Contribution Agreement, (i) acknowledge and agree that the conveyance of the Acquired Assets to Purchaser in exchange for the Share Consideration (as ultimately determined hereunder), along with the assets to be simultaneously acquired pursuant to the Other PSAs, are anticipated to constitute in full one or more transactions described in Section 351(a) of the Code, with the receipt of the Cash Consideration (as adjusted and ultimately determined hereunder) by the Sellers to be a receipt of money described in Section 351(b) of the Code, and the Parties shall report consistently therewith for federal income tax purposes and all other relevant Tax purposes, and (ii) represent and warrant to one another that they are aware of no facts or circumstances inconsistent with the agreed federal income tax treatment described in clause (i). Without limiting the foregoing, Purchaser represents and warrants to Sellers that, (i) immediately after the conveyance of the Acquired Assets to Purchaser in exchange for the Share Consideration and Cash Consideration (as adjusted and ultimately determined hereunder), and the conveyance of assets pursuant to the Other PSAs, Seller and each of the Other PSA Sellers will be in control of Purchaser, within the meaning of Section 351(a) of the Code, and (ii) Purchaser has no prearranged plan to transfer or otherwise dispose of the Acquired Assets after their acquisition from Sellers hereunder or dispose of the assets acquired from the Other PSA Sellers.

50

Article XIV
ASSUMPTION; INDEMNIFICATION; SURVIVAL

14.1 Assumption by Purchaser. Without limiting Purchaser’s rights to indemnity under Section 14.2, effective from and after Closing, Purchaser assumes and hereby agrees to fulfill, perform, pay, and discharge (or cause to be fulfilled, performed, paid, and discharged) all Assumed Liabilities.

14.2 Indemnities of Sellers. Effective as of Closing, subject to the limitations set forth in this Article XIV, each Seller, severally and not jointly, shall be responsible for, shall pay on a current basis, and shall defend, indemnify, release, and hold harmless, to the extent of such Seller’s Proportionate Share, the Indemnified Purchaser Parties for, from, and against any and all Losses incurred, suffered, or paid by, or asserted against, or resulting to any of the Indemnified Purchaser Parties and which result from, arise out of or in connection with, are based upon or related to, or exist by reason of:

(a) any breach by such Seller of any of its representations or warranties contained in Article VII, Section 13.8 or in the certificate delivered by such Seller pursuant to Section 11.2(i);

(b) any breach by such Seller of any of its covenants or agreements contained in this Agreement and any liability incurred by any Purchaser Indemnified Party as a result of the inaccuracy of any Seller Proxy Provided Information;

(c) any of the Excluded Liabilities; or

(d) Property and Production Taxes for which such Seller is responsible under Section 13.1 (but excluding such Taxes to the extent they reduced the Purchase Price as adjusted and ultimately determined hereunder);

14.3 Indemnities of Purchaser. Effective as of Closing, subject to the limitations set forth in this Article XIV, Purchaser shall be responsible for, shall pay on a current basis, and shall defend, indemnify, release, and hold harmless the Indemnified Seller Parties for, from, and against any and all Losses incurred, suffered, or paid by, or asserted against, or resulting to any of the Indemnified Seller Parties and which result from, arise out of or in connection with, are based upon or related to, or exist by reason of:

(a) any breach by Purchaser of any of its representations or warranties contained in Article VIII, Section 13.8 or in the certificate delivered by Purchaser pursuant to Section 11.2(i);

(b) any breach by Purchaser of any of its covenants or agreements contained in this Agreement;

(c) Property and Production Taxes for which Purchaser is responsible under Section 13.1 (but excluding such Taxes to the extent they reduced the Purchase Price as adjusted and ultimately determined hereunder);

(d) any of the Assumed Liabilities, except solely to the extent, if any, that (and with this exception limited to such amounts and period as) a Seller is required under Section 14.2 (subject to the limitations set forth in this Article XIV) to indemnify any Indemnified Purchaser Party for the same Loss; or

(e) any other matter from or against which Purchaser has agreed to defend or indemnify the Indemnified Seller Parties under this Agreement.

51

14.4 No Third-Party Claims. Any claim for indemnity under this Agreement by any current or former Indemnified Purchaser Party or Indemnified Seller Party must be brought and administered by the applicable Party to this Agreement. No Indemnified Party other than Sellers and Purchaser shall have any rights against either Purchaser or Sellers under the terms of this Agreement except as may be exercised on its behalf by Sellers or Purchaser, as applicable, pursuant to this Section 14.4. Sellers and Purchaser may elect to exercise or not exercise indemnification rights under this Section on behalf of the Indemnified Parties affiliated or associated with such Party in its sole discretion and shall have no liability hereunder to any such other Indemnified Party for any action or inaction under this Section 14.4.

14.5 Limitation on Liability.

(a) Notwithstanding anything to the contrary contained in this Agreement, no Seller shall have any liability for any indemnification under Sections 14.2(a) and 14.2(b) for any individual Loss (e.g., per event or circumstance) unless the amount of such Loss exceeds an amount equal to two hundred fifty thousand ($250,000) U.S. Dollars (the “Indemnification Threshold”), provided that (i) adjustments to the Base Purchase Price under Section 3.5 (and any payments in respect thereof), (ii) Sellers’ indemnity obligations under Section 14.2(a) solely with respect to the breach of any Fundamental Representation or any representation or warranty contained in Section 7.6 or Section 13.8, and (iii) Sellers’ indemnity obligations under Sections 14.2(c) and 14.2(d), in each case, shall not be limited by this Section 14.5(a). Notwithstanding anything to the contrary contained in this Agreement, Purchaser shall not have any liability for any indemnification under Sections 14.3(a) and 14.3(b) for any individual Loss (e.g., per event or circumstance) unless the amount of such Loss exceeds the Indemnification Threshold, provided that (i) adjustments to the Base Purchase Price under Section 3.5 (and any payments in respect thereof), (ii) Purchaser’s indemnity obligations under Section 14.3(a) solely with respect to the breach of any Fundamental Representation or any representation or warranty contained in Section 8.11 or Section 13.8, and (iii) Purchaser’s indemnity obligations under Sections 14.3(c), 14.3(d) and 14.3(e), in each case, shall not be limited by this Section 14.5(a).

(b) Notwithstanding anything to the contrary contained in this Agreement, and without limiting the foregoing in this Section 14.5, no Seller shall have any liability for any indemnification under Sections 14.2(a) and 14.2(b) until and unless the aggregate amount of all Losses under Sections 14.2(a) and 14.2(b) for which Claim Notices are timely delivered by Purchaser exceeds an amount equal to five percent (5%) of such Seller’s Proportionate Share of the Base Purchase Price (the “Indemnification Deductible”), and then only to the extent all such Losses exceed the Indemnification Deductible, provided that (i) adjustments to the Base Purchase Price under Section 3.5 (and any payments in respect thereof), (ii) Sellers’ indemnity obligations under Section 14.2(a) solely with respect to the breach of any Fundamental Representation or any representation or warranty contained in Section 7.6 or Section 13.8, and (iii) Sellers’ indemnity obligations under Sections 14.2(c) and 14.2(d), in each case, shall not be limited by this Section 14.5(b).

(c) Notwithstanding anything to the contrary contained in this Agreement, and without limiting the foregoing in this Section 14.5, in no event shall a Seller’s aggregate liability under Sections 14.2(a) and 14.2(b) exceed an amount equal to ten percent (10%) of such Seller’s Proportionate Share of the Final Purchase Price, provided that (i) adjustments to the Base Purchase Price under Section 3.5 (and any payments in respect thereof), (ii) Sellers’ indemnity obligations under Section 14.2(a) solely with respect to the breach of any Fundamental Representation or any representation or warranty contained in Section 7.6 or Section 13.8, and (iii) Sellers’ indemnity obligations under Sections 14.2(c) and 14.2(d), in each case, shall not be limited by this Section 14.5(c).

52

(d) Notwithstanding anything to the contrary contained in this Agreement, and without limiting the foregoing in this Section 14.5, in no event shall Sellers’ or Purchaser’s aggregate liability under this Agreement (including under Section 14.2 and Section 14.3), the other Transaction Documents, and otherwise in connection with the Contemplated Transactions exceed an amount equal to the Final Purchase Price.

(e) The amount of any Liabilities for which any of the Indemnified Purchaser Parties or Indemnified Seller Parties are entitled to indemnification under this Agreement or in connection with or with respect to the transactions contemplated by this Agreement shall be reduced by any corresponding insurance proceeds actually received by any such indemnified Party under any insurance arrangements.

(f) No Indemnified Purchaser Party or Indemnified Seller Party shall be entitled to indemnification under Article XIV for, from, or against, and Losses shall not include, (i) Non-Compensatory Damages, (ii) any Claim or Loss to the extent waived pursuant to Section 9.14, or (iii) any Claim or Loss with respect to any item for which an adjustment has already been made to the Base Purchase Price, or other recovery has already been obtained, under the terms of this Agreement or any other Transaction Document.

(g) In addition, (1) Seller shall have no liability under, and no Indemnified Purchaser Party shall be entitled to indemnification under, Article XIV for any Claim or Loss (i) that was incurred or arose with the consent of Purchaser or due to any act or omission of Purchaser or any of its Affiliates, or (ii) any Claim or Loss based on or arising from any change in, or in the judicial interpretation of, any applicable Law(s) taking effect after the Execution Date; and (2) Purchaser shall have no liability under, and no Indemnified Seller Party shall be entitled to indemnification under, Article XIV for any Claim or Loss (i) that was incurred or arose with the consent of a Seller or due to any act or omission of a Seller or any of its Affiliates, or (ii) any Claim or Loss based on or arising from any change in, or in the judicial interpretation of, any applicable Law(s) taking effect after the Execution Date.

(h) No Indemnified Purchaser Party or Indemnified Seller Party shall be entitled to indemnification under Article XIV for, from, or against, and Losses shall not include, any Claim or Loss to the extent resulting from or increased by the actions or omissions of any Indemnified Person after the Closing. Each Indemnified Party shall make reasonable efforts to mitigate or minimize all Losses upon and after becoming aware of any event or condition which would reasonably be expected to give rise to any Losses or Claims that are indemnifiable hereunder and, if an Indemnified Party fails to so mitigate any indemnifiable Losses or Claims under the preceding sentence, the Party that would otherwise have an indemnity obligation hereunder with respect to such Losses and Claims shall have no liability for any portion of such Losses and Claims that reasonably could have been avoided or mitigated had the Indemnified Party made such efforts.

(i) No Indemnified Seller Party other than a Seller shall have any liability to any Indemnified Purchaser Party hereunder or under any other agreement delivered by or on behalf of any Indemnified Seller Party in connection with the Contemplated Transactions. No Indemnified Purchaser Party other than Purchaser shall have any liability to any Indemnified Seller Party hereunder or under any other agreement delivered by or on behalf of any Indemnified Purchaser Party in connection with the Contemplated Transactions.

(j) The Parties shall treat, for Tax purposes, any amounts paid under this Article XIV as an adjustment to the Purchase Price.

53

14.6 Express Negligence. The defense, indemnification, hold harmless, and release provisions and the assumption of the Assumed Liabilities provisions (in each case) provided for in this Agreement shall be applicable whether or not the Liabilities and Losses in question arose or resulted solely or in part from the gross, sole, joint, active, passive, comparative, or concurrent negligence, strict liability, or other fault or violation of Law of or by any Indemnified Party. With respect to this Agreement, both Parties agree that the provisions set out in this Article XIV comply with the requirement, known as the express negligence rule, to expressly state in a conspicuous manner to afford fair and adequate notice that this Agreement has provisions requiring the Indemnifying Party to be responsible for the negligence (whether gross, sole, joint, active, passive, comparative, or concurrent), strict liability, or other fault or violation of Law of or by the Indemnified Party. Sellers and Purchaser understand that pursuant to this Agreement, each Party is sometimes an Indemnifying Party and sometimes an Indemnified Party. Each Indemnifying Party represents to the Indemnified Party (a) that it, the Indemnifying Party has consulted an attorney concerning this Agreement or, if it has not consulted an attorney, that it was provided the opportunity and had the ability to so consult, but made an informed decision not to do so, and (b) that it, the Indemnifying Party, fully understands its obligations under this Agreement.

14.7 Exclusive Remedy.

(a) Except as specifically set forth in this Agreement, from and after Closing, (1) Section 14.2 (as limited by this Agreement) and the special warranty of Defensible Title contained in the Assignment are Purchaser’s sole and exclusive remedies against any Indemnified Seller Party with respect to the Contemplated Transactions and the sale of the Acquired Assets, including with respect to breaches of Sellers’ representations, warranties, covenants, and agreements contained in this Agreement and all other Claims and Losses arising out of, relating to, or in connection with the Acquired Assets and/or the Assumed Liabilities; and (2) Section 14.3 (as limited by this Agreement) are Sellers’ sole and exclusive remedies against any Indemnified Purchaser Party with respect to the Contemplated Transactions and the sale of the Acquired Assets, including with respect to breaches of Purchaser’s representations, warranties, covenants, and agreements contained in this Agreement and all other Claims and Losses arising out of, relating to, or in connection with the Acquired Assets and/or the Assumed Liabilities.

(b) Except for the remedies specified in Section 14.2 (as limited by this Agreement) and for the special warranty of Defensible Title contained in the Assignment, effective as of Closing, Purchaser, on its own behalf and on behalf of the other Indemnified Purchaser Parties, hereby releases, remises, and forever discharges the Indemnified Seller Parties from any and all Proceedings, Claims, and Losses whatsoever, in Law or in equity, known or unknown, absolute or contingent, which Purchaser or its Affiliates might now or subsequently may have, based on, relating to, or arising out of the Acquired Assets or the ownership, use, or operation of the Acquired Assets prior to Closing, or the condition, quality, status, or nature of any of the Acquired Assets prior to Closing, including rights to contribution under the CERCLA or any other Environmental Law, breaches of statutory or implied warranties, nuisance or other tort actions, rights to punitive damages, common Law rights of contribution, and rights under insurance maintained by Sellers or any of their Affiliates.

(c) No Party or Person is asserting the accuracy, completeness, or truth of any representation and warranty set forth in this Agreement; rather the Parties have agreed that should any representation or warranty of any Party prove inaccurate, incomplete, or untrue, the other Party shall have the specific rights and remedies herein specified as the exclusive remedy therefor, but that no other rights, remedies, or causes of action (whether in Law or in equity or whether in contract or in tort or otherwise) are permitted to any Party hereto as a result of the failure, breach, inaccuracy, incompleteness, or untruth of any such representation and warranty. No Party shall attempt to void the effect of any release set forth in this Agreement made by such Party by later arguing that at the time of the release it did not fully appreciate the extent of any Losses so released.

54

14.8 Indemnification Procedures. All claims for indemnification under Section 9.4, Section 9.5, Section 9.16, Section 14.2, and Section 14.3 shall be asserted and resolved as follows:

(a) For purposes of this Article XIV, the term “Indemnifying Party” when used in connection with particular Claims or Losses shall mean the Party having an obligation to indemnify another Person or Persons with respect to such Claims or Losses pursuant to this Article XIV, and the term “Indemnified Party” when used in connection with particular Claims or Losses shall mean the Person or Persons having the right to be indemnified with respect to such Claims or Losses by a Party pursuant to Article XIV.

(b) To make claim for indemnification under Section 9.4, Section 9.5, Section 9.16, Section 14.2, or Section 14.3 an Indemnified Party shall notify the Indemnifying Party of its claim pursuant to this Section 14.8, including the specific details of and specific basis under this Agreement for its claim (the “Claim Notice”). In the event that the claim for indemnification is based upon a claim by a Third Party against the Indemnified Party (a “Third Party Claim”), the Indemnified Party shall provide its Claim Notice promptly after the Indemnified Party has actual knowledge of the Third Party Claim and shall enclose a copy of all papers (if any) served with respect to the Third Party Claim, provided that the failure of any Indemnified Party to give notice of a Third Party Claim as provided in this Section 14.8 shall not relieve the Indemnifying Party of its obligations under Section 9.4, Section 9.5, Section 9.16, Section 14.2, or Section 14.3 (as applicable) except to the extent (and then only to the extent) such failure materially prejudices the Indemnifying Party’s ability to defend against the Third Party Claim. In the event that the claim for indemnification is based upon an inaccuracy or breach of a representation, warranty, covenant, or agreement, the Claim Notice shall specify the representation, warranty, covenant, or agreement that was inaccurate or breached.

(c) In the case of a claim for indemnification based upon a Third Party Claim, the Indemnifying Party shall have thirty (30) days from its receipt of the Claim Notice to notify the Indemnified Party whether it admits or denies its Liability to defend the Indemnified Party against such Third Party Claim at the sole cost and expense of the Indemnifying Party, provided that the Indemnifying Party’s failure to respond during such thirty (30) day period shall be deemed notice that the Indemnifying Party is disputing its Liability. The Indemnified Party is authorized, prior to and during such thirty (30) day period, to file any motion, answer, or other pleading that it shall reasonably deem necessary or appropriate to protect its interests or those of the Indemnifying Party and that is not prejudicial to the Indemnifying Party.

(d) If the Indemnifying Party admits its liability, then it shall have the right and obligation to diligently defend, at its sole cost and expense, the Third Party Claim. Subject to the remaining provisions of this Section 14.8(d), the Indemnifying Party shall have full control of such defense and proceedings, including any compromise or settlement thereof unless the compromise or settlement includes the payment of any amount by (because of the Indemnification Deductible or otherwise), the performance of any obligation by, or the limitation of any material right or benefit of, the Indemnified Party, in which event such settlement or compromise shall not be effective without the consent of the Indemnified Party, which shall not be unreasonably withheld or delayed. If requested by the Indemnifying Party, the Indemnified Party agrees to reasonably cooperate in contesting any Third Party Claim which the Indemnifying Party elects to contest. The Indemnified Party may (at its own expense and with its own counsel) participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this Section 14.8(d). An Indemnifying Party shall not, without the written consent of the Indemnified Party, (i) settle any Third Party Claim or consent to the entry of any judgment with respect thereto which does not include an unconditional written release of the Indemnified Party from all liability in respect of such Third Party Claim or (ii) settle any Third Party Claim or consent to the entry of any judgment with respect thereto in any manner that may materially and adversely affect the Indemnified Party (other than as a result of money damages covered by the indemnity).

55

(e) If the Indemnifying Party does not admit its Liability (which it will be deemed to be disputing if it fails to respond) or admits its Liability but fails to diligently prosecute or settle the Third Party Claim, then the Indemnified Party shall have the right to defend against the Third Party Claim at the sole cost and expense of the Indemnifying Party (if it is ultimately determined that the Indemnified Party is entitled to indemnification under this Agreement), with counsel of the Indemnified Party’s choosing (though the Indemnifying Party will still have the right to participate in, but not control, the defense of such Third-Party Claim at its own expense and with its own counsel), subject to the right of the Indemnifying Party to admit its liability and assume the defense of the Third Party Claim at any time prior to settlement or final determination thereof. If the Indemnifying Party has not yet admitted its obligation to defend and indemnify the Indemnified Party against a Third Party Claim, then the Indemnified Party shall send written notice to the Indemnifying Party of any proposed settlement and the Indemnifying Party shall have the option for ten (10) days following receipt of such notice to (i) admit in writing its Liability to indemnify the Indemnified Party from and against the applicable Claims or Losses and consent to such settlement, (ii) if Liability is so admitted, reject, in its reasonable judgment, the proposed settlement, or (iii) deny Liability. Any failure by the Indemnifying Party to respond to such notice shall be deemed to be an election under subsection (iii) above.

(f) In the case of a claim for indemnification not based upon a Third Party Claim, the Indemnifying Party shall have thirty (30) days from its receipt of the Claim Notice to (i) cure the Loss or Claim complained of, (ii) admit its liability for such Loss or Claim, or (iii) dispute the claim for such Loss or Claim. If the Indemnifying Party does not notify the Indemnified Party within such thirty (30) day period that it has cured the Loss or Claim or that it disputes the claim for such Loss or and Claim, then the Indemnifying Party shall be deemed to be disputing the claim for such Loss or Claim.

14.9 Survival.

(a) The representations and warranties of Seller contained in Article VII (other than the Fundamental Representations and the representations and warranties contained in Section 7.6 and Section 13.8) and the reaffirmation of such representations and warranties contained in the certificate delivered at Closing by Seller pursuant to Section 11.2(i) shall, in each case, survive the Closing and expire and terminate at 5:00 p.m. Houston, Texas time on the date that is six (6) months after the Closing Date.

(b) The representations and warranties of Purchaser contained in Article VIII (other than the Fundamental Representations and the representations and warranties contained in Section 8.11 and Section 13.8) and the reaffirmation of such representations and warranties contained in the certificate delivered at Closing by Purchaser pursuant to Section 11.2(i) shall, in each case, survive the Closing and expire and terminate at 5:00 p.m. Houston, Texas time on the date that is six (6) months after the Closing Date.

(c) The Fundamental Representations and the reaffirmation of such representations and warranties contained in the certificate delivered at Closing by Sellers and Purchaser pursuant to Section 11.2(i) shall, in each case, survive the Closing and expire and terminate at 5:00 p.m. Houston, Texas time on the date on which the applicable statute of limitations has expired.

(d) The representations and warranties of Sellers and Purchaser contained in Section 7.6, Section 8.11, Section 13.8 and the reaffirmation of such representations and warranties contained in the certificate delivered at Closing by Seller pursuant to Section 11.2(i) shall, in each case, survive the Closing and expire and terminate at 5:00 p.m. Houston, Texas time on the date on which the applicable statute of limitations has expired.

56

(e) All covenants and agreements of Seller and Purchaser contained in this Agreement shall (i) with respect to each such covenant and agreement required to be complied with or performed prior to Closing, survive the Closing and expire and terminate at 5:00 p.m., Houston, Texas time on the date that is six (6) months after the Closing Date, and (ii) with respect to each such covenant and agreement required to be complied with or performed solely at or after Closing (to the extent no survival period is separately provided for such covenant or agreement elsewhere in this Agreement), survive the Closing and expire and terminate on the earlier of (A) such time as such covenant or agreement has been fully performed or (B) 5:00 p.m., Houston, Texas time on the date that is twelve (12) months after the Closing Date.

(f) Representations, warranties, covenants, and agreements shall be of no further force and effect after the date of their expiration; provided, however, there shall be no termination of any bona fide claim asserted pursuant to this Agreement with respect to such a representation, warranty, covenant, or agreement prior to its expiration date.

(g) Notwithstanding anything to the contrary above in this Section 14.9, (i) the indemnities in Sections 14.2(a) and 14.2(b) and Sections 14.3(a) and 14.3(b) shall expire and terminate as of the termination date of each respective representation, warranty, covenant, or agreement that is subject to indemnification thereunder, except, in each case, solely as to matters for which a specific written claim for indemnity has been delivered to Seller or Purchaser, as applicable, on or before such termination date; (ii) the indemnities in Sections 14.2(d), 14.3(c) and 14.3(e) shall expire and terminate at 5:00 p.m., Houston, Texas time on the date on which the applicable statute of limitations has expired, except solely as to matters for which a specific written claim for indemnity has been delivered to Seller or Purchaser, as applicable, on or before such termination date; (iii) the indemnities in Section 14.2(c) shall expire and terminate on the date that is twelve (12) months after the Closing Date and (iv) the indemnities in Section 14.3(d) shall survive the Closing and remain in full force and effect indefinitely.

14.10 Waiver of Right to Rescission. Sellers and Purchaser acknowledge that, following Closing, specific performance or the payment of money, as limited by the terms of this Agreement, shall be adequate compensation for breach of any representation, warranty, covenant, or agreement contained herein or for any other claim arising in connection with or with respect to the Contemplated Transactions. As such, following Closing, Purchaser and Sellers each waive any right to rescind this Agreement or any of the Contemplated Transactions.

14.11 Subrogation. To the extent of the indemnification obligations in this Agreement, Purchaser and Sellers hereby waive for themselves and their respective successors and assigns, including any insurers, any rights to subrogation for Losses for which such Party is liable or against which such Party indemnifies any other Person under this Agreement. If required by applicable insurance policies, each Party shall obtain a waiver of such subrogation from its insurers.

14.12 Non-Compensatory Damages. None of the Indemnified Purchaser Parties nor Indemnified Seller Parties shall be entitled under this Agreement or any Transaction Document to recover from Sellers or Purchaser, or their respective Affiliates, any special, indirect, consequential, punitive, exemplary, remote or speculative damages, or damages for lost profits of any kind (collectively, “Non-Compensatory Damages”) arising under or in connection with this Agreement or the Contemplated Transactions, except to the extent any such party suffers such damages (including costs of defense and reasonable attorney’s fees incurred in connection with defending of such damages) to a Third Party, which damages (including costs of defense and reasonable attorney’s fees incurred in connection with defending against such damages) shall not be excluded by this provision as to recovery hereunder. Subject to the preceding sentence, Purchaser, on behalf of each of the Indemnified Purchaser Parties, and Sellers, on behalf of each of the Indemnified Seller Parties, waive any right to recover any Non-Compensatory Damages arising in connection with or with respect to this Agreement or the Contemplated Transactions. Subject to Section 14.7, this Section 14.12 shall not restrict either Party’s right to obtain specific performance or an injunction.

57

Article XV
MISCELLANEOUS

15.1 Legal Fees. If either Party institutes a Proceeding against the other Party relating to the provisions of this Agreement, the Party to such Proceeding which does not prevail will reimburse the prevailing Party therein (regardless of whether the prevailing Party is the plaintiff or the defendant in such Proceeding) for the reasonable expenses of attorneys’ fees and disbursements incurred by the prevailing Party. The applicable Governmental Authority shall be empowered to designate the prevailing Party for purposes of this Section 15.1. If more than one Seller is a non-prevailing Party to any such action, then each Seller that is a non-prevailing Party to such action shall bear its Proportionate Share of such expenses and fees.

15.2 Expenses.

(a) Except as otherwise specifically provided, all fees, costs, and expenses incurred by Sellers or Purchaser in negotiating this Agreement or in consummating the Contemplated Transactions shall be paid by the Person incurring the same, including, legal and accounting fees, costs, and expenses (“Expenses”).

(b) All required documentary, filing, and recording fees and expenses in connection with the filing and recording of the assignments, conveyances, or other instruments required to convey title to the Acquired Assets to Purchaser (including the Assignment) shall be borne by Purchaser.

15.3 Governing Law. This Agreement and all Claims or causes of action (whether in contract, tort, or based on any other legal theory) that may be based upon, arise out of, or relate to this Agreement or the negotiation, execution, or performance of this Agreement (including any claim or cause of action based upon, arising out of, or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement) shall be governed by and construed in accordance with the internal laws of the State of Texas applicable to agreements made and to be performed entirely within such State, without regard to any choice-of-law or conflicts-of-law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Texas; provided, however, with respect to conveyancing matters as to any Acquired Asset, the Laws of the state where such Acquired Asset is located shall govern and control such determination.

15.4 Jurisdiction and Venue. Except as otherwise provided in Section 3.5, any Proceeding arising under or relating to this Agreement or the other Transaction Documents, the interpretation of this Agreement or the other Transaction Documents, or the enforcement of any provision of this Agreement or the other Transaction Documents (whether in Law, equity, or other theory) shall be brought or otherwise commenced in any state court or the United States District Court located in Houston, Harris County, Texas. Each Party consents to the exclusive jurisdiction of such courts (and the appellate courts thereof) and agrees not to commence any such Proceeding except in such courts. Each Party agrees not to assert (by way of motion, as a defense, or otherwise), and hereby irrevocably and unconditionally waives in any such Proceeding commenced in such court, any objection or claim that such Party is not subject personally to the jurisdiction of such court or that such Proceeding has been brought in an inconvenient forum. If such courts refuse to exercise jurisdiction hereunder, then the Parties agree that such jurisdiction shall be proper in any court in which jurisdiction may be obtained. Each Party irrevocably consents to service of process by delivery of the copy of the process pursuant to the notice provisions set forth in Section 15.7 with the same force and effect as if such service had been made within the State of Texas.

58

15.5 Waiver of Jury Trial. Each Party hereby unconditionally and irrevocably waives its right to a jury trial in any lawsuit, action, or proceeding between or among the Parties arising out of or relating to this Agreement or the Contemplated Transactions.

15.6 Time of the Essence; Calculation of Time. Time is of the essence in this Agreement. If the date specified in this Agreement for giving any notice or taking any action is not a Business Day (or if the period during which any notice is required to be given or any action taken expires on a date that is not a Business Day), then the date for giving such notice or taking such action (and the expiration date of such period during which notice is required to be given or action taken) shall be the next day that is a Business Day.

15.7 Notices.

(a) Addresses. All notices under this Agreement (other than those permitted or required under Section 9.1(c)) shall be in writing and shall be delivered either personally, by internationally recognized overnight courier, by electronic mail, or by registered or certified mail (return-receipt requested and postage prepaid), in any such case to the other Party at its addresses set forth below:

If to any Seller:	Sage Road Capital, LP
2121 Sage Road, Suite 325
Houston, Texas 77056
Attention: Benjamin A. Stamets
Email: ben@sagerc.com

With a copy to:	Porter Hedges LLP
1000 Main Street, 36th Floor
Houston, Texas 77002
Attention: Jeremy Mouton
Email: jmouton@porterhedges.com

If to Purchaser:	U.S. Energy Corp.
675 Bering Dr., Suite 290
Houston, Texas 77057
Attention: Ryan L. Smith
Email: Ryan@usnrg.com

With a copy to:	The Loev Law Firm, PC
6300 West Loop South, Suite 280
Bellaire, Texas 77401
Attention: David M. Loev; and John S. Gillies
Email: dloev@loevlaw.com; and john@loevlaw.com

59

(b) When Notice Received. Any such notice shall be deemed to have been delivered and received: (i) in the case of personal delivery, on the date of actual receipt by the applicable individual designated; (ii) in the case of electronic transmission, on the date affirmative electronic confirmation of receipt from the receiving Party has been received by the transmitting Party if such confirmation of receipt is received before 5:00 p.m. Houston, Texas time on a Business Day (otherwise on the next Business Day after such confirmation is received), provided that an automated response from the email account or server of the receiving Party shall not constitute an affirmative confirmation of receipt; (iii) in the case of an internationally recognized overnight courier, on the date of actual receipt by the applicable individual designated, as confirmed by the records of such overnight courier; and (iv) in the case of mailing by registered or certified mail (return-receipt requested), on the date of actual receipt by the applicable individual designated. In the case of electronic transmission, the sending Party shall use commercially reasonable efforts to promptly thereafter mail or deliver a copy of the notice by internationally recognized courier or by registered or certified mail (return-receipt requested); provided, however, that the delivery or mailing of, or the failure to deliver or mail, such a copy shall not affect the effectiveness or the time of delivery or receipt of the notice.

(c) Change of Address. A Party may change its notice address by notice to the other Party in accordance with this Section 15.7, which shall be effective ten (10) Business Days after receipt.

15.8 Entire Agreement; Conflicts.

(a) Entire Agreement. This Agreement (including the Appendix, Exhibits, and Schedules), the Confidentiality Agreement, and (when executed) the other Transaction Documents contain the entire agreement and understanding between the Parties with respect to the subject matter hereof and thereof, and all prior and contemporaneous negotiations, understandings, and agreements between the Parties on the matters contained herein and therein are expressly merged into and superseded by this Agreement, the Confidentiality Agreement, and (when executed) the other Transaction Documents. The provisions of this Agreement, the Confidentiality Agreement, and (when executed) the other Transaction Documents may not be explained, supplemented, or qualified through evidence of trade usage or a prior course of dealings. No Party shall be liable or bound to any other Party in any manner by any representations, warranties, covenants, or agreements relating to such subject matter except as specifically set forth in this Agreement, the Confidentiality Agreement, and (when executed) the other Transaction Documents.

(b) Conflicts. In the event of a conflict between the terms and provisions of this Agreement and the terms and provisions of any exhibit hereto or any Transaction Document, the terms and provisions of this Agreement shall govern and control; provided, however, the inclusion in any of the exhibits hereto or any Transaction Document of terms and provisions not addressed in this Agreement shall not be deemed a conflict, and all such additional provisions shall be given full force and effect, subject to the provisions of this Section 15.8(b).

15.9 Amendments and Waivers.

(a) Amendments. This Agreement may not be amended except by a written agreement of the Parties that is identified as an amendment to this Agreement.

(b) Waivers. Except for waivers specifically provided for in this Agreement, rights under this Agreement may not be waived except by an instrument in writing signed by the Party to be charged with the waiver. No waiver of, or consent to a change in, or modification of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of, or consent to a change in, or modification of other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided. The rights of Sellers and Purchaser under this Agreement shall be cumulative, and the exercise or partial exercise of any such right shall not preclude the exercise of any other right.

60

15.10 Binding Effect; Assignment.

(a) Binding Effect. This Agreement shall be binding upon the Parties and their respective successors and permitted assigns, and shall inure to the benefit of the Parties and their respective successors and permitted assigns. In the event Purchaser sells, transfers, conveys, assigns, grants, or otherwise disposes of all or any part of the Acquired Assets, then (i) each such sale, transfer, conveyance, assignment, or other disposition shall be made expressly subject to this Agreement and each instrument of conveyance delivered in connection therewith shall explicitly state such and (ii) the assignee shall expressly assume all obligations of Purchaser arising hereunder to the extent related to the Acquired Assets so assigned. Any such sale, transfer, conveyance, assignment, or other disposition of the Acquired Assets shall not relieve Purchaser of any of its obligations under this Agreement, whether arising before or after the date of such sale, transfer, conveyance, assignment, or other disposition.

(b) Assignments Prohibited. No Party may assign this Agreement or any of its rights or interests under this Agreement, or delegate any of its obligations under this Agreement, without the prior written consent of the other Party, which consent may be withheld in such other Party’s sole and absolute discretion, and any attempt to do so shall be void. In the event the other Party consents to any such assignment, such assignment shall not relieve the assigning Party of any obligations and responsibilities hereunder.

15.11 Counterparts. This Agreement may be executed and delivered in one or more counterparts, each of which when executed and delivered shall be an original, and all of which when executed shall constitute one and the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile or by electronic image scan transmission in .pdf shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of the original Agreement for all purposes. Signatures of the Parties transmitted by facsimile or electronic image scan transmission in .pdf shall be deemed to be their original signatures for all purposes. Any Party that delivers an executed counterpart signature page by facsimile or by electronic image scan transmission in .pdf shall promptly thereafter deliver a manually executed counterpart signature page to the other Party; provided, however, that the failure to do so shall not affect the validity, enforceability, or binding effect of this Agreement.

15.12 Third-Party Beneficiaries. This Agreement confers certain indirect rights and remedies upon the Indemnified Seller Parties and the Indemnified Purchaser Parties, as applicable, as set forth in Section 9.4, Section 9.5, Section 9.16, and Article XIV, each of which is, subject to the terms of Section 14.4 and Section 14.5, an express and intended indirect third-party beneficiary of such Section and Article, however, no other Person (other than the Parties and their respective successors and permitted assigns) has any rights or remedies under this Agreement or is an intended beneficiary of any provision of this Agreement. Notwithstanding the foregoing: (a) the Parties reserve the right to amend, modify, terminate, supplement, or waive any provision of this Agreement or this entire Agreement without the consent or approval of the other Indemnified Seller Parties or the other Indemnified Purchaser Parties; and (b) no Party hereunder shall have any direct liability to any permitted third party beneficiary, nor shall any permitted third party beneficiary have any right to exercise any rights hereunder for such third-party beneficiary’s benefit except to the extent such rights are brought, exercised, and administered by a Party hereto in accordance with Section 14.4.

61

15.13 Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to any of Seller or Purchaser. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction or with respect to any event or circumstance shall not affect the validity or enforceability of such provision in any other jurisdiction or with respect to any other event or circumstance, nor shall the invalidity or unenforceability of any provision of this Agreement with respect to any Person affect the validity or enforceability of such provision with respect to any other Person.

15.14 DTPA. Purchaser certifies that it is not a “consumer” within the meaning of the Texas Business and Commerce Code, as amended and any similar Laws related to the protection of consumers applicable in any other jurisdictions (the “DTPA”). Purchaser covenants, for itself and for and on behalf of any successor or assignee, that, if the DTPA is applicable to this Agreement, (a) after consultation with attorneys of Purchaser’s own selection, Purchaser hereby voluntarily waives and releases all of Purchaser’s rights and remedies under the DTPA as applicable to Seller and Seller’s successors and assigns and (b) Purchaser shall defend and indemnify the Indemnified Seller Parties from and against any and all claims of or by any of the Indemnified Purchaser Parties or any of their successors and assigns based in whole or in part on the DTPA arising out of or in connection with this Agreement.

15.15 Headings; Mutuality. The headings and captions herein are inserted for convenience of reference only and are not intended to govern, limit, or aid in the construction of any term or provision hereof. The rights and obligations of each Party shall be determined pursuant to this Agreement. Each of Sellers and Purchaser has had the opportunity to exercise business discretion in relation to the negotiation of the details and terms of the transaction contemplated hereby. This Agreement is the result of arm’s length negotiations from equal bargaining positions. It is the intention of the Parties that every covenant, term, and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any Party (notwithstanding any rule of Law requiring an agreement to be strictly construed against the drafting Party) and no consideration shall be given or presumption made, on the basis of who drafted this Agreement or any particular provision thereof, it being understood that the Parties to this Agreement are sophisticated and have had adequate opportunity and means to exercise business discretion in relation to the negotiation of the details of the transaction contemplated hereby and retain counsel to represent their interests and to otherwise negotiate the provisions of this Agreement.

15.16 Removal of Name. As promptly as practicable, but in any case within thirty (30) days after the Closing Date, Purchaser shall eliminate any reference to the names “Banner”, “Banner Oil & Gas, LLC”, “Woodford”, “Woodford Petroleum, LLC”, “Llano”, “Llano Energy LLC”, and any variations or extensions of such names from the Acquired Assets, and shall have no right to use any logos, trade names, trademarks, service marks, and other marks belonging to any Seller or any of their Affiliates.

15.17 Litigation Support. For so long as any Party actively is contesting or defending against any Claim or Proceeding brought by or against any Third Party in connection with (a) this Agreement or the Contemplated Transactions or (b) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction, on or before the Closing Date relating to the Acquired Assets, the other Party shall reasonably cooperate with the contesting or defending Party and its counsel in the contest or defense at the sole cost and expense of the contesting or defending Party (unless the contesting or defending Party is entitled to indemnification for the foregoing under Section 9.4, Section 9.5, Section 9.16, or Article XIV).

62

15.18 Further Assurances. From time to time after the Closing, Sellers shall execute, acknowledge, and deliver, or cause to be executed, acknowledged, and delivered, to Purchaser, and Purchaser shall execute, acknowledge, and deliver, and cause to be executed, acknowledged, and delivered to Sellers, such further documents and instruments, and take such other and further actions, as may be reasonably requested by each such Party in order to convey and deliver the Acquired Assets to Purchaser, to perfect Purchaser’s title thereto, and to accomplish the orderly transfer of the Acquired Assets to Purchaser in the manner contemplated by this Agreement, and to more effectively assure to Sellers the full assumption by Purchaser of, and release of Sellers from, the Assumed Liabilities, and to otherwise fully accomplish the Contemplated Transactions, in each case subject to the terms and conditions in this Agreement.

15.19 Filings, Notices, and Certain Governmental Approvals. Promptly after Closing, Purchaser, at its sole cost and expense, shall (a) record all assignments of Acquired Assets executed at Closing in the records of the applicable Governmental Authority, (b) if applicable, send notices to vendors supplying goods and services for the Acquired Assets and to the operator of such Acquired Assets of the assignment of such Acquired Assets to Purchaser, (c) actively pursue the unconditional approval of all applicable Governmental Authorities and other Persons of the assignment of the Acquired Assets to Purchaser, and (d) actively pursue all other consents and approvals that may be required in connection with the assignment of the Acquired Assets to Purchaser and the assumption of the Assumed Liabilities by Purchaser, that, in each case, shall not have been obtained prior to Closing. Purchaser obligates itself to take any and all action required by any Governmental Authority in order to obtain such unconditional approval, including the posting of any and all bonds or other security that may be required in excess of its existing lease, pipeline, or area-wide bond.

15.20 Specific Performance. After Closing, in the event of any actual or threatened breach of any of the covenants under this Agreement required to be performed by a Party after the Closing, the Party who is or is to be thereby aggrieved shall have the right to specific performance and injunctive relief with respect to a breach or threatened breach of such covenants. The Parties agree that the remedies at law for any breach or threatened breach of such covenants, including monetary damages, may be inadequate compensation for any loss, and that any defense in any action for specific performance of such covenants that a remedy at law would be adequate is waived. Any requirements for the securing or posting of any bond with respect to such a remedy are waived by the Parties.

[Signature page follows.]

63

IN WITNESS WHEREOF, each Seller has executed this Agreement as of the Execution Date.

SELLERS:

BANNER OIL & GAS, LLC

By:	/s/ Benjamin A. Stamets
Name:	Benjamin A. Stamets
Title:	Authorized Person

WOODFORD PETROLEUM, LLC

By:	/s/ Benjamin A. Stamets
Name:	Benjamin A. Stamets
Title:	Authorized Person

LLANO ENERGY LLC

By:	/s/ Benjamin A. Stamets
Name:	Benjamin A. Stamets
Title:	Authorized Person

 SIGNATURE PAGE TO PURCHASE AND SALE AGREEMENT

IN WITNESS WHEREOF, Purchaser has executed this Agreement as of the Execution Date.

PURCHASER:

U.S. ENERGY CORPORATION

By:	/s/ Ryan Smith
Name:	Ryan Smith
Title:	CEO

SIGNATURE PAGE TO PURCHASE AND SALE AGREEMENT

APPENDIX A

DEFINED TERMS

Certain Defined Terms. As used in the Agreement, the following terms have the meanings set forth below:

“Accounting Referee” has the meaning specified in Section 3.5(d).

“Acquired Assets” has the meaning specified in Section 2.2.

“Acquired Contracts” has the meaning specified in Section 2.2(i).

“Acquired Data” has the meaning specified in Section 2.2(k).

“Acquired Easements” has the meaning specified in Section 2.2(e).

“Acquired Leases” has the meaning specified in Section 2.2(a).

“Acquired Mineral Interests” has the meaning specified in Section 2.2(a).

“Acquired Personal Property” has the meaning specified in Section 2.2(h).

“Acquired Properties” has the meaning specified in Section 2.2(c).

“Acquired Real Estate” has the meaning specified in Section 2.2(g).

“Acquired Records” has the meaning specified in Section 2.2(l).

“Acquired Wells” has the meaning specified in Section 2.2(c).

“Additional Listing Application” has the meaning specified in Section 9.17.

“Additional Listing Approval” has the meaning specified in Section 10.2(e).

“Adverse Recommendation Change” means the Board of Directors of Purchaser: (a) fails to make, withdraws, amends, modifies or materially qualifies, in a manner adverse to obtaining Shareholder Approval, the Board Recommendation; (b) fails to include the Board Recommendation in the Proxy Statement that is mailed to Purchaser’s shareholders; (c) fails to publicly reaffirm the Board Recommendation within three (3) Business Days after receipt of a written request by Sellers; (d) making any public statement inconsistent with the Board Recommendation; or (e) resolving or agreeing to take any of the foregoing actions.

“AFE” has the meaning specified in Section 7.14.

“Affiliate” means, with respect to a Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. As used in this definition, the word “control” (and the words “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract, or otherwise.

APPENDIX A
1

“Aggregate Preferential Right Amount” has the meaning specified in Section 9.6(b).

“Agreement” has the meaning specified in the introductory paragraph.

“Allocated Value” has the meaning specified in Section 3.6.

“Anti-Corruption Laws” has the meaning specified in Section 7.30.

“Assignment” means (a) with respect to the Acquired Assets (other than the Acquired Mineral Interests), the Assignment, Bill of Sale and Conveyance from Sellers to Purchaser substantially in the form of Exhibit C-1, and (b) with respect to the Acquired Mineral Interests, the no-warranty Mineral Interest Deed from Sellers to Purchaser substantially in the form of Exhibit C-2.

“Assumed Environmental Liabilities” means any and all Claims and Losses (including any civil fines and penalties, personal injury, illness, or death of any natural person, any damage to, or destruction or loss or diminution in value of, any property, and any costs and expenses for the modification, repair, or replacement of any facilities on the Lands or any other Lands covered by or associated with the Acquired Assets), arising out of or relating to the Acquired Assets, the condition, ownership, maintenance, or use of the Acquired Assets, or Operations on or with respect to the Acquired Assets, by any Person, whether before, on, or after the Effective Time, in any way: (a) arising under any past, present, or future Environmental Law or any Permit issued under any past, present, or future Environmental Law, including any violation, breach, or noncompliance with any such Environmental Law or any such Permit, and contribution obligations under CERCLA; (b) arising out of or relating to the assessment, clean-up, removal, or other remediation of any Hazardous Material or other waste or materials of any kind, including but not limited to NORM; (c) arising out of or relating to any Release of Hazardous Materials or other contamination or pollution of the Environment; or (d) arising out of or related to any other Environmental Matter with respect to the Acquired Assets.

“Assumed Liabilities” means all Claims and Losses (whether known or unknown or absolute or contingent) resulting from, arising out of or in connection with, attributable to, based upon, or otherwise relating to the Acquired Assets or the use, ownership, or operation thereof, regardless of whether such Claims or Losses arose prior to, on, or after the Effective Time, including, but without limiting the generality of the foregoing: (a) all Liabilities for the payment of Property and Production Taxes; (b) all Liabilities for payment to Royalty owners, working interest owners, and other interest owners; (c) all Liabilities for maintaining, administering, and payment with respect to suspense accounts and revenues held in suspense, as well as for compliance with all unclaimed property Laws; (d) all Liabilities with respect to gas production, sales, transportation, processing, or other imbalances and make-up obligations; (e) all Liabilities for the payment of Property Expenses; (f) all Liabilities under Acquired Leases, Acquired Easements, and Acquired Contracts, and all Liabilities as required by Law; (g) all Claims and Proceedings with respect to the Acquired Assets or the use, ownership, or operation thereof; (h) all Assumed Environmental Liabilities and all Plugging and Abandonment Obligations; (i) all Casualty Losses; (j) the Specified Assumed Indebtedness, (k) the Specified Assumed Hedging Obligations and (l) all other Claims and Losses relating to the Acquired Assets or the use, ownership, or operation thereof; provided, however, “Assumed Liabilities” does not include any Claims or Losses to the extent arising from, based upon, or attributable to the Excluded Liabilities.

“Background Materials” has the meaning specified in Section 8.9.

“Banner” has the meaning specified in the introductory paragraph.

APPENDIX A
2

“Base Purchase Price” has the meaning specified in Section 3.1.

“Board Recommendation” has the meaning specified in Section 8.25.

“Business Day” means any day other than a Saturday, Sunday, or a day on which banks in the State of Texas are authorized or obligated to close.

“Cash Consideration” has the meaning specified in Section 3.1.

“Casualty Loss” means (a) any damage to or destruction of any Acquired Well that occurs as a result of acts of God, fire, explosion, terrorist attack, earthquake, windstorm, flood, drought, or similar occurrence or (b) a taking in condemnation or under right of eminent domain of any Acquired Well, in the case of each of clauses (a) and (b) above, (i) solely to the extent such individual Casualty Loss event or taking occurs after the Effective Time and prior to Closing, (ii) without regard to any related insurance proceeds, and (iii) specifically excluding, for the avoidance of doubt, changes in market conditions, including product and commodities prices, the availability of supply and distribution channels, production declines, adverse conditions or changes in production characteristics, wellbore failures arising or occurring during drilling or completion, or reworking or re-completion or production operations, or any other downhole conditions of any wells, including any well watering out, or experiencing a collapse in the casing or sand infiltration, and depreciation through ordinary wear and tear.

“CERCLA” means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

“Claim” means any notice, claim, demand, allegation, cause of action, chose in action, or other communication alleging or asserting Liability or seeking contribution, indemnification, cost recovery, or compensation for Losses or injunctive or other equitable relief.

“Claim Notice” has the meaning specified in Section 14.8(b).

“Closing” has the meaning specified in Section 11.1.

“Closing Amount” has the meaning specified in Section 3.4(b).

“Closing Date” has the meaning specified in Section 11.1.

“Closing Payment” has the meaning specified in Section 3.4(b)(i).

“Code” means the Internal Revenue Code of 1986.

“Common Stock” means the common stock, par value $0.01 per share, of Purchaser.

“Confidentiality Agreement” means the Nondisclosure Agreement, dated as of July 12, 2021, by and among Sage Road Energy I, LP (on behalf of its Affiliates), Sage Road Energy II, LP (on behalf of its Affiliates) and Purchaser.

“Contemplated Transactions” means the purchase and sale of the Acquired Assets, the assumption of the Assumed Liabilities, the issuance and sale of the Share Consideration and the other transactions provided by this Agreement or any of the other Transaction Documents.

“Contribution Agreement” has the meaning specified in Section 11.2(n).

“COPAS” means the Council of Petroleum Accountant Societies of North America.

APPENDIX A
3

“Customary Post-Closing Consents” means all rights to consent by, required notices to, filings with or other actions by Governmental Authorities in connection with the sale, disposition, transfer or conveyance of federal, state, tribal, or other governmental oil and gas leases or interests therein or related thereto, or the transfer of operations of any wells, in each case, where the same are customarily obtained subsequent to the assignment, disposition or transfer of such oil and gas leases or interests therein, or such operations.

“Data Room” means the virtual data room where Background Materials and other information related to the Contemplated Transactions were disclosed to Purchaser or its Entity Representatives prior to the Execution Date.

“Defensible Title” has the meaning specified in Section 5.1.

“Deposit” has the meaning specified in Section 3.2.

“Disclosure Objection Notice” has the meaning specified in Section 9.15.

“Disclosure Schedule Termination” has the meaning specified in Section 9.15.

“DOI” means United States Department of Interior and any sub-agencies, bureaus or offices thereof, including, but not limited to, the United States Bureau of Land Management and the United States Bureau of Indian Affairs.

“DTPA” has the meaning specified in Section 15.14.

“Easement” means any easement, right-of-way, license, servitude, surface lease, surface use agreement, or other similar asset, right, or interest in real property.

“Effective Time” means at 12:01 a.m., Houston, Texas time on the first day of the month in which Closing occurs.

“Entity” means any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any company limited by shares, limited liability company, or joint stock company), firm, society, or other incorporated or unincorporated enterprise, association, organization, or entity.

“Entity Representative” means, with respect to any Entity, such Entity’s directors, partners, managers, members, stockholders, officers, employees, agents, advisors, and attorneys.

“Environment” means soil, land surface, or subsurface strata, surface waters, groundwaters, stream sediments, ambient and other air, atmosphere, plant and animal life, or other environmental medium or natural resource.

“Environmental Matters” has the meaning specified in Section 6.1.

APPENDIX A
4

“Environmental Law” means any present or future Law relating to: (a) protection of human health or the Environment or workplace safety or occupational health; (b) Liability for or costs of remediation or prevention of Releases of Hazardous Materials; (c) Liability for or costs of any other actual or future threat to human health or the Environment; or (d) any wrongful death, personal injury, or property damage that is caused by or related to the handling, storage, or the presence of a Hazardous Material; including CERCLA, the Emergency Planning and Community Right to Know Act, the Hazardous Substances Transportation Act, the Resource Conservation and Recovery Act, the Solid Waste Disposal Act, the Clean Water Act, the Clean Air Act, the Toxic Substances Control Act, the Safe Drinking Water Act, the Occupational Safety and Health Act, the Federal Water Pollution Control Act, the Federal Insecticide, Fungicide and Rodenticide Act, the Endangered Species Act, the National Environmental Policy Act, the River and Harbors Appropriation Act, and any state counterparts of the foregoing. The term “Environmental Law” does not include good or desirable operating practices or standards that may be voluntarily employed or adopted by other oil and gas well operators or recommended, but not required, by a Governmental Authority.

“Equipment” means all Lease Owned equipment, fixtures, physical facilities, and surface and subsurface machinery used or held for use in connection with the operation, production, treating, storing, or transportation of Hydrocarbons, including all such tanks, boilers, buildings, improvements, injection facilities, saltwater disposal facilities, compression facilities, gathering systems, Christmas trees, derricks, platforms, separators, compressors, gun barrels, and similar items, but excluding Operating Inventory.

“Escrow Account” has the meaning specified in Section 3.2.

“Escrow Agent” has the meaning specified in Section 3.2.

“Escrow Agreement” has the meaning specified in Section 3.2.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Assets” has the meaning specified in Section 2.3.

“Excluded Liabilities” means the following obligations and Liabilities, known or unknown: (a) all Liabilities arising out of any of the Excluded Assets, including contracts that are not part of the Acquired Assets; (b) all Liabilities relating to any claims for infringement, dilution, misappropriation or any other violation of the rights of any Third Parties or caused by use of the Intellectual Property by a Seller; (c) except as otherwise expressly provided in this Agreement, all Liabilities for any Taxes of Seller and all liability for Taxes in respect of the Acquired Assets that are attributable to any period, or portion thereof, ending on or prior to the Effective Time, (d) all amounts owed to, and Liabilities associated with, the employees of a Seller; (e) all Liabilities arising as a result of any Proceedings set forth on Schedule 7.10; (f) except with respect to the Specified Assumed Indebtedness and the Specified Assumed Hedging Obligations, all Liabilities arising under any Indebtedness of a Seller or any obligations or Liabilities to preferred or common equity holders of a Seller; (g) all Liabilities with respect to any costs, fees and expenses (including all legal, accounting, financial advisory, valuation, investment banking and other third party advisory or consulting fees and expenses) incurred by or on behalf of a Seller in connection with the negotiation of this Agreement, the other Transaction Documents, and each other agreement, document or instrument contemplated hereby or thereby; and (h) all liabilities, warranties and similar claims for damages or injury to person or property to the extent related to periods of time prior to the Effective Date or that are covered by insurance policies maintained by Seller prior to the Closing Date (to the extent of such insurance coverage).

“Execution Date” has the meaning specified in the introductory paragraph.

“Existing Purchaser Assets” means the wells set forth on Schedule EPA and the related oil and gas leases, mineral interests, lands and equipment attributable to the ownership, use and operation of such wells.

APPENDIX A
5

“Existing Purchaser Contracts” means all Hydrocarbon sales, purchase, gathering, and processing contracts, transportation contracts, operating agreements, balancing agreements, joint venture agreements, partnership agreements, farmout and farmin agreements, area of mutual interest agreements, surface use agreements, contribution agreements, and other contracts and agreements, in each case, to the extent the foregoing cover, are attributable to, or relate to any of the Existing Purchaser Assets or to Operations on the Existing Purchaser Assets and which are binding on any of Purchaser, its Affiliates, or the Existing Purchaser Assets, including those Material Contracts listed on Schedule 8.15; provided, however, that Existing Purchaser Contracts do not include any lease, mineral interest, easement, permit, or real estate.

“Expenses” has the meaning specified in Section 15.2(a).

“Financial Advisor” means Johnson Rice & Company.

“Final Cash Consideration” has the meaning specified in Section 3.5(g).

“Final Determination Date” has the meaning specified in Section 3.5(g).

“Final Purchase Price” means the sum of (a) $27,230,000.00 and (b) the Final Cash Consideration.

“Final Settlement Date” has the meaning specified in Section 3.5(a).

“Final Settlement Disputes” has the meaning specified in Section 3.5(d).

“Final Settlement Statement” has the meaning specified in Section 3.5(a).

“Fundamental Representations” means (1) with respect to Sellers, solely those representations and warranties of Sellers contained in Sections 7.1, 7.2, 7.3, 7.4, and 7.5 and (2) with respect to Purchaser, solely those representations and warranties contained in Section 8.1, 8.2, 8.3, 8.4 and 8.5.

“GAAP” means United States generally accepted accounting principles in effect as of the Execution Date, applied consistently with Seller’s application in prior periods.

“Government Official” means an employee or official of any Governmental Authority or candidate for public office.

“Governmental Authority” means any federal, state, local, tribal, or foreign government, court of competent jurisdiction, administrative or regulatory body, agency, bureau, commission, governing body of any national securities exchange, or other governmental authority or instrumentality in any domestic or foreign jurisdiction, and any appropriate division of any of the foregoing.

“Guarantees” has the meaning specified in Section 9.4.

“Hazardous Material” means any: (a) petroleum, waste oil, crude oil, asbestos, urea formaldehyde, or polychlorinated biphenyl; (b) waste, gas, or other substance or material that is explosive or radioactive; (c) “hazardous substance”, “pollutant”, “contaminant”, “hazardous waste”, “regulated substance”, “hazardous chemical”, or “toxic chemical” as designated, listed, or defined (whether expressly or by reference) in any statute, regulation, Environmental Law, or other Law (including CERCLA and any other so called “superfund” or “superlien” Law and the respective regulations promulgated thereunder); (d) other substance or material (regardless of physical form) that is subject to any Environmental Law or other Law that regulates or establishes standards of conduct in connection with, or that otherwise relates to, the protection of human health, plant life, animal life, natural resources, property, or the enjoyment of life or property from the presence in the Environment of any solid, liquid, gas, odor, noise, or form of energy; or (e) compound, mixture, solution, product, or other substance or material that contains any substance or material referred to in clause (a), (b), (c), or (d) above.

APPENDIX A
6

“Hedging Instrument” means: (a) any futures trade, put option, synthetic put option, call option, or other arrangement relating to commodities entered into by a Person on any commodities exchange to hedge such Person’s exposure to or to speculate on commodity prices; and (b) any swap, collar, floor or other derivative transaction or hedging arrangement of any type or nature whatsoever in the over-the-counter derivatives market.

“Hydrocarbons” means crude oil, natural gas, casinghead gas, condensate, natural gas liquids, and other liquid or gaseous hydrocarbons produced in association with the foregoing.

“Income Tax” means any United States federal, state, local, or foreign Tax based on or measured by reference to net income, profits, revenue, or similar measure, including any interest, penalty, or addition thereto, whether disputed or not.

“Indebtedness” of any Person means, without duplication: (a) all obligations of such Person created, issued, or incurred for borrowed money (whether by loan, the issuance and sale of debt securities, or the sale of property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such property from such other Person); and (b) all obligations of such Person evidenced by a note, bond, debenture, or similar instrument.

“Indemnification Deductible” has the meaning specified in Section 14.5(b).

“Indemnification Threshold” has the meaning specified in Section 14.5(a).

“Indemnified Party” has the meaning specified in Section 14.8(a).

“Indemnified Purchaser Parties” means Purchaser and its Affiliates, and the respective Entity Representatives of the foregoing.

“Indemnified Seller Parties” means Sellers and their Affiliates, and the respective Entity Representatives of the foregoing.

“Indemnifying Party” has the meaning specified in Section 14.8(a).

“Intellectual Property” means, with respect to any Person, any intellectual property, industrial property, and other proprietary rights (or portion thereof) owned, licensed, or developed by such Person or any of its Affiliates, or in which such Person or any of its Affiliates has any rights or interests, including any trademark, service mark, trade name, fictitious business name, or other similar intangible asset, registered or unregistered copyrights, patents, inventions, software or systems, and all versions, forms and embodiments thereof, including source code and object code, information that derives economic value from not being generally known to other Persons, including trade secrets and customer lists, and applications for registration and registrations of any of the foregoing (whether pending, existing, abandoned, or expired).

“IRS” means the U.S. Internal Revenue Service.

APPENDIX A
7

“Knowledge” means, (a) with respect to Banner, the actual knowledge, without any obligation of inquiry or investigation, of the following Entity Representatives of Banner: Michael Richardson, CEO; (b) with respect to Woodford, the actual knowledge, without any obligation of inquiry or investigation, of the following Entity Representatives of Woodford: Benjamin Stamets, Manager; (c) with respect to Llano, the actual knowledge, without any obligation of inquiry or investigation, of the following Entity Representatives of Llano: Joshua Batchelor, Manager and (d) with respect to Purchaser, the actual knowledge, without any obligation of inquiry or investigation, of Ryan Smith, CEO or any other officer or director of Purchaser.

“Lands” has the meaning specified in Section 2.2(b).

“Law” means any law, statute, legislation, constitution, principle of common law, resolution, ordinance, code, proclamation, treaty, convention, rule, regulation, permit, writ, or decree, whether legislative, municipal, administrative, or judicial in nature, enacted, adopted, passed, promulgated, made, or put into effect by or under the authority of any Governmental Authority.

“Lease Owned” means any Equipment or Operating Inventory in which a Party owns an interest used or held for use in connection with the operation of a Well or Wells which is (i) chargeable under applicable joint operating agreements consistent with the standards established by COPAS or (ii) is included within the scope of items that are chargeable under Section II (Direct Charges) of the COPAS 2005 Accounting Procedure, but excluding items considered part of overhead.

“Liability” means, with respect to any Person, any Indebtedness or other liability or obligation of such Person of any kind, nature, character, or description, whether known or unknown, absolute or contingent, accrued or unaccrued, in contract, tort, strict liability, or otherwise, including all costs and expenses relating to the foregoing.

“Lien” means any mortgage, deed of trust, pledge, assessment, security interest, lien, adverse claim, levy, charge, or similar encumbrance.

“Llano” has the meaning specified in the introductory paragraph.

“Lock-Up Period” has the meaning specified in Section 9.20.

“Lock-Up Securities” has the meaning specified in Section 9.20.

“Loss” means any direct or indirect loss, damage, injury, Liability, fine, sanction, penalty, Tax, charge, fee, assessment, demand, claim, Proceeding, judgment, cost (including costs incurred in settlement of any Proceeding), or expense (including any legal fees, expert fees, accounting fees, or advisory fees) of any kind or character (whether known or unknown, fixed or unfixed, conditional or unconditional, based on negligence, strict liability, or otherwise, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent, or other legal theory).

“Lubbock” shall mean Lubbock Energy Partners, LLC, a Texas limited liability company.

“Lubbock PSA” shall mean that certain Purchase and Sale Agreement, dated as of the Execution Date, by and between Lubbock and Purchaser.

APPENDIX A
8

“Material Adverse Effect” means a material adverse effect on: (a) the ownership, operation, or value of the Acquired Assets or Existing Purchaser Assets considered as a whole; or (b) the ability of Sellers or Purchaser to consummate the Contemplated Transactions; provided, however, that none of the following shall be deemed to constitute, and none of the following shall be taken into account in determining whether there has been, a Material Adverse Effect: (i) any adverse change, event, development, or effect arising from or relating to: (A) general business or economic conditions, including such conditions related to the business or Operations of Sellers or Purchaser; (B) national or international political or social conditions, including the engagement by the United States in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack upon the United States, or any of its territories, possessions, or diplomatic or consular offices or upon any military installation, equipment, or personnel of the United States; (C) financial, banking, commodities, products, or securities markets (including any disruption thereof and any decline in the price of any commodity, product, security or any market index); (D) disruptions in transportation and distribution channels, including channels into which a Seller or Purchaser sells any commodities or products; (E) reclassification or recalculation of reserves, or production declines or any adverse condition or change in the production characteristics or downhole condition of any wells, including any well watering out, or experiencing a collapse in the casing or sand infiltration; (F) depreciation of any Acquired Assets or Existing Purchaser Assets that constitute personal property through ordinary wear and tear; (G) changes in GAAP; (H) changes in Laws, Orders, or other binding directives issued by any Governmental Authority; (I) acts of God, including storms or meteorological events; (J) the entering into (or public announcement of) this Agreement or the taking of any action contemplated by this Agreement or the other Transaction Documents; or (K) any action taken (or omitted to be taken) at the request or with the written consent of the other Party; (ii) any existing event, occurrence, or circumstance with respect to which the other Party has knowledge as of the Execution Date; and (iii) any adverse change in or effect on the Acquired Assets or Operations of Seller and on the Existing Purchaser Assets or Operations of Purchaser that is cured before the earlier of the Closing Date and the termination of this Agreement.

“Material Contracts” means a contract binding on a Seller (and binding on the Acquired Assets) or Purchaser (and binding on the Existing Purchaser Assets), as applicable of the following types: (a) any contract that can reasonably be expected to result in aggregate payments by a Party of more than $100,000 (net to such Party’s interest) during the current or any subsequent fiscal year (based solely on the terms thereof and current volumes, without regard to any expected increase in volumes or revenues), excluding any Hydrocarbon purchase and sale, gathering, transportation or processing agreements (which are addressed in subpart (d) below), (b) any contract that can reasonably be expected to result in aggregate revenues to a Party of more than $100,000 (net to such Party’s interest) during the current or any subsequent fiscal year (based solely on the terms thereof and current volumes, without regard to any expected increase in volumes or revenues), excluding any Hydrocarbon purchase and sale, gathering, transportation or processing agreements (which are addressed in subpart (d) below), (c) any contract that constitutes a lease under which a Party is the lessor or the lessee of real or personal property which lease (1) cannot be terminated by a Party without penalty upon ninety (90) days or less notice and (2) involves an annual base rental of more than $100,000 (net to such Party’s interest); (d) any material contract that is a Hydrocarbon purchase and sale, gathering, transportation, or processing agreement and that is not terminable without penalty upon ninety (90) days or less notice; (e) any material contract that is a joint operating agreement, farmout agreement, participation agreement, exploration agreement, or development agreement, (f) any Acquired Contract between a Party and any Affiliate of such Party that will not be terminated at or prior to Closing; and (g) any contract that (1) contains or constitutes an existing area of mutual interest agreement or (2) includes non-competition restrictions on a Party or other similar restrictions on a Party doing business.

“Material Required Consents” means a consent by a Third Party required under any Acquired Lease or Acquired Contract to transfer such Acquired Lease or Acquired Contract to Purchaser pursuant to this Agreement that with respect to an Acquired Lease, if not obtained prior to the assignment thereof, would (expressly, pursuant to the terms of the applicable Acquired Lease or Acquired Contract) either terminate Sellers’ interest therein or void or nullify the Assignment with respect thereto; provided, however, “Material Required Consent” does not include (i) any consent that by its terms cannot be unreasonably withheld, (ii) any Customary Post-Closing Consent, (iii) any Preferential Right, (iv) transfer orders and other filings and notices that are routine and customary in connection with the transfer of oil and gas assets where the Acquired Assets are located, (v) any consent under Acquired Contracts that are terminable upon 60 days or fewer notice without payment of any fee, and (vi) any consent or waiver required under any applicable maintenance of uniform interest provision under any joint operating agreements constituting an Acquired Contract.

APPENDIX A
9

“NASDAQ” means the NASDAQ Capital Market.

“Negotiation Period” has the meaning specified in Section 3.5(c).

“Net Revenue Interest” or “NRI” means, with respect to any Acquired Lease or Acquired Well, that interest of Sellers in Hydrocarbons produced and marketed from or attributable to the Target Formation of such Acquired Lease, Acquired Mineral Interest, or Acquired Well, after giving effect to all Royalties.

“Non-Compensatory Damages” has the meaning specified in Section 14.12.

“NORM” means naturally occurring radioactive material, radon gas and asbestos.

“Notifying Party” has the meaning specified in Section 9.14.

“Objection Date” has the meaning specified in Section 3.5(b).

“Objection Report” has the meaning specified in Section 3.5(b).

“Operations” means oil and gas exploration, development, and production, and all operations relating thereto, including: (a) the acquisition, purchase, sale, development, operation, maintenance, use and abandonment of oil, gas, and mineral leases and related interests; (b) the drilling, reworking, production, purchase, sale, transportation, storage, processing, treating, manufacture, and disposal of, or for, Hydrocarbons and associated by-products and wastes; and (c) the acquisition, construction, installation, maintenance, use, and operation of related Equipment and Operating Inventory.

“Operating Inventory” means Lease Owned rolling stock, pipes, casing, tubing, tubulars, fittings, and other spare parts, supplies, tools, and materials held as operating inventory.

“Order” means any order, judgment, injunction, edict, decree, ruling, assessment, stipulation, pronouncement, determination, decision, opinion, verdict, sentence, subpoena, writ or award issued, made, entered, rendered, or otherwise put into effect by or under the authority of any court or other Governmental Authority or any arbitrator or arbitration panel.

“Ordinary Course of Business” means the ordinary course of business of a Seller’s business and Operations, consistent with past custom and practice (including with respect to nature, scope, magnitude, quantity and frequency) that does not require any board of director, member, manager or shareholder approval or any other separate or special authorization of any nature and similar in nature, scope and magnitude to actions customarily taken in the ordinary course of the normal day-to-day operations of other Persons that are in the same line of business.

“Organizational Documents” means, with respect to any Entity, the articles or certificate of incorporation, formation, organization, or association; general or limited partnership agreement; limited liability company or operating agreement; bylaws; and other agreements, documents, or instruments relating to the organization, management, or operation of such Entity or relating to the rights, duties, and obligations of the equityholders of such Entity, including any equityholders’ agreements, voting agreements, voting trusts, joint venture agreements, registration rights agreements, and similar agreements.

APPENDIX A
10

“Other PSAs” means, collectively, the Synergy PSA and the Lubbock PSA.

“Other PSA Sellers” means, collectively, Synergy and Lubbock.

“Outside Date” has the meaning specified in Section 12.1(e).

“Party” and “Parties” have the meanings specified in the introductory paragraph.

“Permit” means any permit, license, certificate of authority, franchise, concession, registration, or similar qualification or authorization issued, granted, or given by or under the authority of any Governmental Authority.

“Permitted Encumbrances” has the meaning specified in Section 5.2.

“Permitted Matter” has the meaning specified in Section 9.15.

“Person” means any natural person, Entity, or Governmental Authority.

“Plugging and Abandonment Obligations” means any and all Claims and Losses (whether known or unknown or absolute or contingent) resulting from, arising out of or in connection with, attributable to, based upon, or otherwise relating to any of the following, whether arising prior to, on, or after the Effective Time: (a) the plugging, replugging, and abandonment of all Acquired Wells; (b) the removal, abandonment, and disposal of all Acquired Personal Property and other fixtures, structures, pipelines, equipment, abandoned property, trash, refuse, and junk located on or comprising part of the Acquired Assets; (c) the capping and burying of all associated flow lines located on or comprising part of the Acquired Assets; (d) the restoration of the surface and subsurface of the Acquired Assets to the condition required by applicable Laws, Permits, Orders, Acquired Leases, and Acquired Contracts; (e) the dismantling, salvaging, removal, and abandonment of any and all Equipment and Operating Inventory; (f) all other Claims and Losses relating to the items described in clauses (a) through (e) above arising under Acquired Leases, Acquired Contracts, or other agreements, and all Claims made by Governmental Authorities or Third Parties claiming any vested interest in assets constituting the Acquired Assets; and (g) obtaining and maintaining all bonds, surety arrangements, and supplemental or additional bonds and surety arrangements, that may be required by Laws, Permits, Orders, or contracts, or may otherwise be required by any Governmental Authorities.

“Preferential Right” means a right of first refusal or other preferential purchase right provision applicable to any Acquired Assets.

“Preliminary Settlement Statement” has the meaning specified in Section 3.4(a).

“Proceeding” means any action, proceeding, litigation, suit, or arbitration (whether civil, criminal, administrative, or judicial in nature) commenced, brought, conducted, or heard before any Governmental Authority, arbitrator, or arbitration panel.

“Production Tax” (with correlative meanings) means any federal, state or local Tax that is based on or measured by the production of Hydrocarbons from the Acquired Assets or the receipt of proceeds therefrom, including any conservation, sales, use, value added, excise or severance Taxes (but excluding any Property Taxes, Income Taxes, and any franchise, employment, labor, unemployment, or similar Tax).

“Property and Production Tax” means all Property Taxes and Production Taxes.

APPENDIX A
11

“Property Expenses” means all operating expenses (including costs of insurance, title examinations, and curative actions taken in connection with obtaining or in response to drilling title opinions) and capital expenditures (including lease bonuses, broker fees, other lease acquisition costs, and expenditures listed on Schedule 3.3(a)(ii)) incurred in the ownership and operation of the Acquired Assets in the ordinary course of business and, where applicable, in accordance with the relevant operating or unit agreement, if any, and overhead costs charged to the Acquired Assets under the relevant operating agreement or unit agreement, if any, but excluding Claims and Losses attributable to (a) personal injury or death, property damage, or violation of any Law, (b) Assumed Environmental Liabilities, (c) Plugging and Abandonment Obligations, (d) obligations with respect to imbalances, (e) obligations to pay working interests, Royalties, or other interest owners revenues or proceeds attributable to sales of Hydrocarbons relating to the Acquired Assets, including those held in suspense, or (f) Taxes.

“Property Tax” (with correlative meanings) means any federal, state or local personal or real property and ad valorem or similar Taxes assessed against the Acquired Assets or based upon or measured by the ownership of the Acquired Assets (but excluding any Production Taxes, Income Taxes, and any franchise, employment, labor, unemployment, or similar Tax).

“Proportionate Share” means with respect to a Seller (i) where the claim under Section 14.2 is based on a breach solely by such Seller or a claim solely against such Seller or such Seller’s interest in any Acquired Asset, one hundred percent (100%), and (ii) where the claim under Section 14.2 is based on a breach by multiple Sellers or claim against multiple Sellers, in each case, involving a jointly owned Acquired Asset, the percentage determined by dividing the amount of the Purchase Price received by such breaching Seller in respect of the applicable Acquired Asset as set forth in the Closing Statement (as adjusted by the Final Statement) by the aggregate Purchase Price set forth in the Closing Statement received by the applicable Sellers for such Acquired Asset (as adjusted by the Final Statement). For clarity, in no event shall any Seller be required to pay, defend, indemnify, reimburse or hold harmless the Purchaser hereunder for any claims to the extent relating to the other Sellers or to the other Sellers’ interest in the Acquired Assets.

“Proxy Approval” means that Purchaser has filed a proxy statement with the SEC, all SEC comments to such proxy statement (if any) have been cleared by Purchaser and such proxy statement has been mailed to all shareholders of Purchaser.

“Proxy Statement” means the proxy statement to be filed by Purchaser with the SEC and sent to Purchaser’s shareholders in connection with the Shareholder Meeting.

“Purchase Price” has the meaning specified in Section 3.1.

“Purchaser” has the meaning specified in the introductory paragraph.

“Purchaser’s Auditor” has the meaning specified in Section 9.15.

“Purchaser Financial Statements” has the meaning specified in Section 8.18.

“Records” means any lease files, land files, well files, Acquired Contract files, gas gathering and processing files, division order files, abstracts, title opinions, and similar records of Sellers to the extent relating directly to the Acquired Assets.

“Registration Rights Agreement” has the meaning specified in Section 11.2(k).

APPENDIX A
12

“Release” means any release, spill, emission, leaking, pumping, pouring, dumping, emptying, injection, deposit, disposal, discharge, dispersal, leaching, or migration on or into the Environment or into or out of any property.

“Remedial Action” means any and all actions, including any capital expenditures undertaken, to (i) clean up, remove, treat or in any other way address any Hazardous Material; (ii) prevent the Release or threat of Release, or minimize the further Release so it does not migrate, endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; (iii) perform post-remedial monitoring and care; or (iv) correct any condition of material noncompliance with any Environmental Law.

“Royalties” means royalties, overriding royalties, production payments, net profits interests, other non-cost bearing revenue interests or similar payment burdens upon, measured by, or payable out of production of Hydrocarbons therefrom.

“SEC” means the Securities and Exchange Commission.

“SEC Documents” has the meaning specified in Section 8.18.

“Securities Act” means the Securities Act of 1933, as amended.

“Seller” or “Sellers” has the meaning specified in the introductory paragraph.

“Seller Balance Sheet” means the balance sheet dated as of the Seller Balance Sheet Date included in the Seller Financial Statements.

“Seller Balance Sheet Date” means June 30, 2021 with respect to each Seller.

“Seller Financial Statements” has the meaning specified in Section 7.18.

“Seller Proxy Provided Information” has the meaning specified in Section 9.19.

“Share Consideration” has the meaning specified in Section 3.1.

“Shareholder Approval” has the meaning specified in Section 10.2(e).

“Shareholders Meeting” means the special meeting of the shareholders of Purchaser to be held to consider the approval of the Contemplated Transaction and the transactions contemplated by the Other PSAs and the issuance of the Common Stock to Seller and the Other PSA Sellers in accordance with the rules and regulations of the NASDAQ and applicable Law.

“Six Month Anniversary” has the meaning specified in Section 9.20.

“Specified Assumed Hedging Obligations” means the existing hedge contracts between Banner and NextEra Energy Marketing, LLC pursuant to that certain ISDA Master Agreement dated as of September 11, 2018, as amended and revised.

“Specified Assumed Indebtedness” means all Indebtedness related to (i) the credit facility under the credit agreement dated as of November 24, 2020, as amended and revised, between Banner, as borrower, and FirstBank Southwest, as administrative agent, and (ii) loans to Banner, Woodford and Llano, in each case advanced by the Small Business Administration, pursuant to the Economic Injury Disaster Loan Program of the CARES Act.

APPENDIX A
13

“Straddle Period” has the meaning specified in Section 13.1(a).

“Synergy” shall mean Synergy Offshore, LLC, a Texas limited liability company.

“Synergy PSA” shall mean that certain Purchase and Sale Agreement, dated as of the Execution Date, by and between Synergy and Purchaser.

“Target Closing Date” has the meaning specified in Section 11.1.

“Target Formation” means, with respect to an Acquired Well, each geological zone and depth open to production and from which Hydrocarbons are being produced through such Acquired Well as of the Effective Time.

“Tax” and “Taxes” means any income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Section 59A of the Code), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, severance, natural resources, Production Tax, Property Tax, transfer, registration, stamp, value added, alternative or add-on minimum, estimated, or other tax, levy or assessment, duty, impost, charge, or fee of any kind whatsoever of any Governmental Authority, whether computed on a separate or consolidated, unitary or combined basis or in any other manner, including any interest, penalty, or addition thereto, whether disputed or not.

“Tax Return” means any return, declaration, report or information return (including any related or supporting estimates, elections, schedules, statements, or information) filed or required to be filed in connection with the determination, assessment, or collection of any Tax, and including any amendment thereof.

“Technical Data” means proprietary geologic, geophysical, seismic data and seismic licenses, but excluding any and all interpretive data and analysis of any of the foregoing (it being understood that all such interpretive data and analysis shall constitute an Excluded Asset).

“Third Party” shall mean any Person other than a Party to this Agreement or an Affiliate of a Party to this Agreement.

“Third Party Claim” has the meaning specified in Section 14.8(b).

“Title Matters” has the meaning specified in Section 5.5.

“Transaction Documents” means this Agreement, the Assignments, the Escrow Agreement, the Transition Services Agreement, the Contribution Agreement, the Registration Rights Agreement, the Voting Agreement and the other contracts, agreements, certificates, documents, and instruments delivered or to be delivered by the Parties in connection with the Closing.

“Transition Services Agreement” has the meaning specified in Section 11.2(k).

“Treasury Regulations” means the regulations issued by the United States Department of Treasury under the Code.

“United States” and “U.S.” means the United States of America.

“Updated Schedules” has the meaning specified in Section 9.15.

APPENDIX A
14

“Voting Agreement” has the meaning specified in Section 11.2(k).

“Willful Breach” means, with respect to a Party, either (a) such Party’s willful or deliberate act or a willful or deliberate failure to act, which act or failure to act (i) constitutes in and of itself a material breach of any covenant set forth in this Agreement and (ii) which was undertaken with the actual knowledge of such Party that such act or failure to act would be, or would reasonably be expected to cause, a material breach of this Agreement, or (b) the refusal or inability by such Party to consummate (at the time required hereunder) the transactions contemplated by this Agreement after all conditions to such Party’s obligations in Article X, as applicable, have been satisfied or waived in accordance with the terms of this Agreement (other than those conditions which by their terms can only be satisfied simultaneously with the Closing but which would be capable of being satisfied at Closing if Closing were to occur).

“Woodford” has the meaning specified in the introductory paragraph.

“Working Interest” or “WI” means, with respect to any Acquired Well, that share of the costs and expenses of maintenance, development, and operations attributable to the interest of Seller in such Acquired Well, but without regard to the effect of any Royalties.

[End of Appendix A]

APPENDIX A
15

Annex C

Synergy Partners APA

PURCHASE AND SALE AGREEMENT

between

SYNERGY OFFSHORE, LLC,

Seller,

and

U.S. Energy CORPoration,

as Purchaser

Executed October 4, 2021

xvi

7.11	Legal Compliance	20
7.12	Environmental	20
7.13	Material Contracts	20
7.14	Current Commitments	21
7.15	Imbalances	21
7.16	Suspense Accounts, Sales Agreements	21
7.17	Securities Law Compliance.	21
7.18	Financial Statements of Seller	22
7.19	Certain Limitations; Schedules	22
7.20	Royalties, Etc.	23
7.21	Drilling Obligations	23
7.22	Current Bonds.	23
7.23	Non-Consent Operations	23
7.24	Partnerships	23
7.25	Absence of Certain Changes.	23
7.26	Employee Benefits.	23
7.27	Employees	24
7.28	Permits	24
7.29	Labor Relations	24
7.30	Certain Business Practices	25
7.31	Insurance	25

ARTICLE VIII REPRESENTATIONS AND WARRANTIES OF PURCHASER		25
8.1	Organization, Existence, and Qualification	25
8.2	Authority, Approval, and Enforceability	25
8.3	Bankruptcy	26
8.4	Brokers’ Fees	26
8.5	No Conflicts	26
8.6	Consents	26
8.7	Financing	26
8.8	Regulatory	26
8.9	Independent Evaluation	26
8.10	Accredited Investor	27
8.11	Taxes	27
8.12	Litigation	27
8.13	Legal Compliance	27
8.14	Environmental	28
8.15	Material Contracts	28
8.16	Current Commitments	28
8.17	Capitalization.	29
8.18	SEC Documents and Financial Statements	29
8.19	Independent Registered Public Accounting Firm	30
8.20	Controls and Procedures; Listing; Investment Company	30
8.21	Contractual Restrictions	30
8.22	Form S-3 Eligibility	31
8.23	Exemptions from Securities Laws	31
8.24	Absence of Certain Changes	31
8.25	Board Approval	31
8.26	Fairness Opinion	31
8.27	Other PSA Diligence	32
8.28	Royalties, Etc.	32
8.29	Non-Consent Operations	32
8.30	Permits	32

xvii

ARTICLE IX CERTAIN COVENANTS AND AGREEMENTS		32
9.1	Conduct of Business Prior to Closing by Seller.	32
9.2	Conduct of Business Prior to Closing by Purchaser.	34
9.3	Successor Operator	35
9.4	Governmental Bonds; Guarantees	35
9.5	Material Required Consents	35
9.6	Preferential Rights	36
9.7	Casualty Loss	37
9.8	Revenues	37
9.9	Suspense Accounts	37
9.10	Agreements Concerning Employees; Non-Solicitation; No-Hire	38
9.11	Confidentiality	38
9.12	Public Announcements	38
9.13	Record Retention	39
9.14	Breaches before Closing	39
9.15	Amendment of Schedules	39
9.16	Proxy Statement and Shareholder Meeting	40
9.17	Additional Listing Application; Transfer Agent	41
9.18	NASDAQ Continued Listing	41
9.19	Seller’s Proxy Statement Information and Financial Statements.	41
9.20	Lock-Up	42
9.21	Sales Pursuant to Rule 144	42
9.22	Other PSAs	42
9.23	Closing Conditions	43

ARTICLE X CONDITIONS TO CLOSING		43
10.1	Mutual Conditions to Closing	43
10.2	Seller’s Conditions to Closing	43
10.3	Purchaser’s Conditions to Closing	45

ARTICLE XI CLOSING		45
11.1	Date of Closing	45
11.2	Closing Obligations	45
11.3	Records	47
11.4	Risk of Loss	47

ARTICLE XII TERMINATION		47
12.1	Termination	47
12.2	Effect of Termination	49
12.3	Return of Documentation and Confidentiality	49

ARTICLE XIII TAX MATTERS		50
13.1	Apportionment	50
13.2	Tax Reports and Returns	50
13.3	Transfer Taxes	50
13.4	Tax Proceedings	50
13.5	Amendments	51
13.6	Cooperation	51
13.7	Form 8594	51
13.8	Agreed Tax Treatment	51

xviii

ARTICLE XIV ASSUMPTION; INDEMNIFICATION; SURVIVAL		52
14.1	Assumption by Purchaser	52
14.2	Indemnities of Seller	52
14.3	Indemnities of Purchaser	52
14.4	No Third-Party Claims	52
14.5	Limitation on Liability	54
14.6	Express Negligence	55
14.7	Exclusive Remedy	55
14.8	Indemnification Procedures	55
14.9	Survival	57
14.10	Waiver of Right to Rescission	57
14.11	Subrogation	57
14.12	Non-Compensatory Damages	57

ARTICLE XV MISCELLANEOUS		58
15.1	Legal Fees	58
15.2	Expenses	58
15.3	Governing Law	58
15.4	Jurisdiction and Venue	59
15.5	Waiver of Jury Trial	59
15.6	Time of the Essence; Calculation of Time	59
15.7	Notices	60
15.8	Entire Agreement; Conflicts	60
15.9	Amendments and Waivers	60
15.10	Binding Effect; Assignment	61
15.11	Counterparts	61
15.12	Third-Party Beneficiaries	61
15.13	Severability	61
15.14	DTPA	62
15.15	Headings; Mutuality	62
15.16	Removal of Name	62
15.17	Litigation Support	62
15.18	Further Assurances	63
15.19	Filings, Notices, and Certain Governmental Approvals	63
15.20	Specific Performance	63

xix

APPENDIX

Appendix:	Description:
Appendix A	Defined Terms

EXHIBITS

Exhibits:		Description:
Exhibit A-1	—	Acquired Leases
Exhibit A-2	—	Acquired Mineral Interests
Exhibit A-3	—	Acquired Wells
Exhibit A-4	—	Acquired Real Estate
Exhibit A-5	—	Vehicles
Exhibit B	—	Specified Excluded Assets
Exhibit C-1	—	Form of Assignment
Exhibit C-2	—	Form of Mineral Deed
Exhibit C-3	—	Form of Real Estate Deed
Exhibit D	—	Form of Closing Certificate
Exhibit E	—	Form of Non-Foreign Affidavit
Exhibit F	—	Form of Transition Services Agreement
Exhibit G	—	Form of Registration Rights Agreement
Exhibit H	—	Form of Voting Agreement
Exhibit I	—	Form of Contribution Agreement
Exhibit J	—	Form of Farmout Agreement

SCHEDULES

Schedules:		Description:
Schedule EPA	—	Existing Purchaser Assets
Schedule 3.3(a)(ii)	—	Specified Costs
Schedule 3.4	—	Seller’s Wiring Instructions;
Schedule 7.6	—	Taxes of Seller
Schedule 7.7	—	No Conflicts
Schedule 7.8	—	Material Required Consents
Schedule 7.9	—	Preferential Rights
Schedule 7.10	—	Litigation of Seller
Schedule 7.11	—	Legal Compliance of Seller
Schedule 7.12	—	Environmental (Seller)
Schedule 7.13	—	Material Contracts of Seller
Schedule 7.14	—	Current Commitments of Seller
Schedule 7.15	—	Imbalances
Schedule 7.16	—	Suspense Accounts
Schedule 7.18	—	Seller Financial Statements
Schedule 7.22	—	Current Bonds
Schedule 7.23	—	Non-Consent Operations of Seller
Schedule 7.25	—	Absence of Certain Changes
Schedule 7.26	—	Employee Benefits
Schedule 7.27	—	Employees
Schedule 7.31		Insurance
Schedule 8.11	—	Taxes of Purchaser
Schedule 8.12	—	Litigation of Purchaser
Schedule 8.13	—	Legal Compliance of Purchaser
Schedule 8.14	—	Environmental (Purchaser)
Schedule 8.15	—	Material Contracts of Purchaser
Schedule 8.16	—	Current Commitments of Purchaser
Schedule 8.17	—	Capitalization
Schedule 8.18	—	SEC Documents and Financial Statements
Schedule 8.27	—	Diligence
Schedule 8.29	—	Non Consent Operations of Purchasers
Schedule 9.1	—	Certain Operations by Seller
Schedule 9.2	—	Certain Operations by Purchaser

xx

PURCHASE AND SALE AGREEMENT

This PURCHASE AND SALE AGREEMENT (this “Agreement”), dated October 4, 2021 (the “Execution Date”), is made by and between Synergy Offshore, LLC, a Texas limited liability company and (“Seller”), and U.S. Energy Corporation, a Wyoming corporation (“Purchaser”). Seller and Purchaser are sometimes referred to herein collectively as the “Parties” and each individually as a “Party”.

RECITALS

WHEREAS, Seller owns and desires to sell certain oil and gas interests and other assets and properties in exchange for the Purchase Price (as defined herein) and other consideration to be paid by Purchaser under the terms of, and subject to the conditions in, this Agreement; and

WHEREAS, Purchaser desires to purchase such oil and gas interests and other assets and properties under the terms of, and subject to the conditions in, this Agreement.

AGREEMENT

NOW, THEREFORE, for and in consideration of the mutual covenants herein contained, the benefits to be derived by each Party hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Article I

DEFINED TERMS; INTERPRETATION

1.1 Defined Terms. Capitalized terms used in this Agreement that are not otherwise defined in this Agreement are defined in Appendix A.

1.2 Interpretation. As used in this Agreement, except as otherwise indicated in this Agreement or as the context may otherwise require:

(a) the words “include”, “includes”, and “including” are deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of similar import;

(b) the word “or” is not exclusive, and the word “extent” in the phrase “to the extent” means the degree or proportion to which a subject or other thing extends, and such phrase shall not mean simply “if”;

(c) references to an “Article”, “Section”, “preamble”, “recital”, or any other subdivision, or to an “Appendix”, “Exhibit”, or “Schedule”, are to an article, section, preamble, recital, or subdivision of this Agreement, or to an appendix, exhibit, or schedule to this Agreement, respectively;

(d) the words “this Agreement”, “hereby”, “hereof”, “herein”, “hereunder”, and comparable words refer to all of this Agreement, including the Appendix, Exhibits, and Schedules to this Agreement, and not to any particular Article, Section, preamble, recital, or other subdivision of this Agreement or Appendix, Exhibit, or Schedule to this Agreement;

(e) any pronoun in masculine, feminine, or neuter form shall include each other gender;

(f) any word in the singular form includes the plural and vice versa;

1

(g) references to any agreement or other document are to such agreement or document as amended, modified, superseded, supplemented, and restated now or from time to time after the date of this Agreement;

(h) references to any Law are references to such Law as amended, modified, supplemented, and restated now or from time to time after the date of this Agreement, and to any corresponding provisions of successor Laws, and, unless the context requires otherwise, any reference to any statute shall be deemed also to refer to all rules and regulations promulgated and Orders issued thereunder;

(i) references to any Person include such Person’s respective permitted successors and permitted assigns;

(j) references to a “day” or number of “days” (without the explicit qualification of “Business”) refer to a calendar day or number of calendar days; and

(k) any financial or accounting term that is not otherwise defined in this Agreement shall have the meaning given such term under GAAP.

Article II

PURCHASE AND SALE

2.1 Purchase and Sale of Assets. At the Closing, under the terms of, and subject to the conditions in, this Agreement, Seller shall sell and convey to Purchaser, and Purchaser shall purchase and receive from Seller, all of Seller’s right, title, and interest in and to the Acquired Assets.

2.2 Acquired Assets. The term “Acquired Assets” means Seller’s right, title, and interest in and to the following, but excluding the Excluded Assets and subject to the terms and reservations herein:

(a) the oil, gas, and mineral leases located in the State of Montana insofar and only insofar as such leases cover rights from the surface of the ground to the base of the currently producing formations described on Exhibit A-1, and the well bores and the leasehold rights in the associated spacing unit for each wellbore as required by the State of Wyoming, save and except and reserving herein all legal locations for new wells targeting the Morrison or shallower formations located in the West Poison Spider Prospect in the State of Wyoming, described on Exhibit A-1 hereto (collectively, the “Acquired Leases”), together with any and all other rights title and interests of Seller in and to the lands as described above;

(b) and all oil and gas mineral fee interests described in Exhibit A-2, (the “Acquired Mineral Interests”), together with any and all other rights, titles, and interests of Seller in and to the lands covered or burdened thereby and all other interests of Seller of any kind or character in and to the Acquired Leases and the Acquired Mineral Interests;

(c) all existing and effective unitization, pooling, and communitization agreements, declarations, and orders covering any of the lands covered or burdened by any of the Acquired Leases or Acquired Mineral Interests (such lands, together with all other lands pooled or unitized under such agreements, declarations, and orders, are referred to herein as the “Lands”);

(d) all wells (including all Hydrocarbon wells, water wells, disposal wells, injection wells, abandoned wells, and any other wells) and all associated lateral pipelines located on the Lands, whether producing or non-producing (the “Acquired Wells” and together with the Acquired Leases and the Acquired Mineral Interests, the “Acquired Properties”), including the Hydrocarbon wells listed on Exhibit A-3;

2

(e) (i) all Hydrocarbons in, on, or under, or that may be produced from, the Lands on or after the Effective Time, (ii) all Hydrocarbon inventories from or attributable to the Lands in storage on the Effective Time, and (iii) all Hydrocarbons attributable to make-up rights and obligations with respect to imbalances attributable to the Lands;

(f) to the extent transferable (at no out of pocket cost or expense to Seller), all Easements on or over the Lands to the extent primarily used or held for use as of the Closing Date in connection with the ownership of or Operations applicable to the Acquired Properties (the “Acquired Easements”);

(g) to the extent transferable (at no out of pocket cost or expense to Seller), all Permits that have been granted or issued as of the Closing Date solely in connection with Operations applicable to any other any Acquired Property or Acquired Personal Property;

(h) all fee interests in surface real property and leasehold estates in surface real property listed on Exhibit A-4, in each case, that cover any part of the Lands or are primarily used or held for use in connection with the ownership or operation of the Acquired Assets (the “Acquired Real Estate”);

(i) all owned and leased (i) vehicles listed on Exhibit A-5, and (ii) interests in the Equipment and Operating Inventory primarily used or held for use as of the Closing Date in connection with Operations applicable to the Acquired Properties (collectively, the “Acquired Personal Property”);

(j) all Hydrocarbon sales, purchase, gathering, and processing contracts, transportation contracts, operating agreements, balancing agreements, joint venture agreements, partnership agreements, farmout and farmin agreements, area of mutual interest agreements, surface use agreements, contribution agreements, and other contracts and agreements, in each case, to the extent the foregoing cover, are attributable to, or relate to any of the other Acquired Assets or to Operations on the Acquired Assets (the “Acquired Contracts”), including those Material Contracts listed on Schedule 7.13; provided, however, that Acquired Contracts do not include any (i) Acquired Lease, Acquired Mineral Interest, Acquired Easement, Permit, or Acquired Real Estate; (ii) master services agreements (other than any master services agreement specifically listed on Schedule 7.13, which master services agreement(s), if listed on Schedule 7.13, is an Acquired Contract) or (iii) contract or agreement to the extent relating to any Excluded Asset;

(k) (i) all accounts receivable for which Seller receives an upward adjustment to the Base Purchase Price pursuant to Section 3.3(a)(iii), and (ii) except to the extent relating to any Excluded Assets, and except for Claims, payments, and proceeds under insurance policies (other than proceeds which are to be transferred in connection with any Casualty Losses pursuant to Section 9.7), all rights, claims, and causes of action against Third Parties (including warranty and indemnity claims and defenses) to the extent and only to the extent, in each case, (1) arising on or after the Effective Time, (2) assignable and (3) relating to any of the Assumed Liabilities;

(l) all Technical Data in Seller’s possession (or in the possession of their Affiliates) that primarily relates to the Acquired Properties of Seller (the “Acquired Data”); and

3

(m) to the extent transferable, all Records to the extent relating to the other Acquired Assets described in Section 2.2(a) through 2.2(l) that are in the possession of Seller or any of its Affiliates; provided, however, that (i) Records relating to Income Taxes or franchise taxes, constituting Acquired Data, or relating to Seller’s business generally, (ii) Records that are subject to a valid legal privilege or to disclosure restrictions, (iii) Records that are not transferable without payment of additional consideration (and Purchaser has not agreed in writing to pay such additional consideration), (iv) all e-mails, and (v) all employee files, in each case, shall be excluded (the foregoing items in this subpart (l), less the items listed above as being excluded, and less the other Excluded Assets, collectively, the “Acquired Records”); provided further, however, Seller may retain a copy of all such Acquired Records and shall have no obligation to delete electronic file Acquired Records from Seller’s or its Affiliates servers and networks, provided, that Seller uses commercially reasonable efforts to keep such information confidential following the date of this Agreement.

2.3 Excluded Assets. Notwithstanding Section 2.2, the Acquired Assets shall not include, and there is excepted, reserved, and excluded from the Contemplated Transactions, all of the following of Seller and its Affiliates (the “Excluded Assets”):

(a) Any portion of the Acquired Leases, Acquired Mineral Interests, Lands, Wells or other Acquired Assets that are in a target zone lower than the Target Formations in the State of Montana, and all lands except for the wellbores and associated spacing units in the West Poison Spider Prospect in the State of Wyoming, and all other interests of Seller of any kind or character in and to the leases, lands, mineral interests, contracts, easements, surface facilities and any other asset not associated with Acquired Leases or Acquired Mineral Interests, and to the extent that that portion of the Acquired Assets, such as contracts, easements and surface facilities would be necessary to exploit target zones or lands excluded above, a non-exclusive right to use of and access to that portion of the Acquired Leases;

(b) All rights under the Acquired Leases to the production of helium and carbon dioxide from the Acquired Assets, with the express reservation of all oil and gas discovered with any exploration for helium or carbon dioxide;

(c) The Kevin Dome Prospect, as described on Exhibit B;

(d) The NECSBU Water Injection Station location and equipment, as described on Exhibit B;

(e) corporate, financial, Income Tax, franchise tax, and legal data and records of Seller (other than title records pertaining to the Acquired Properties), and all other information, records, and data that relate to Seller’s business generally (whether or not relating to the Acquired Assets) or to businesses of Seller or any Affiliate of Seller other than the exploration and production of Hydrocarbons;

(f) all accounts receivable (other than accounts receivable for which Seller receives an upward adjustment to the Base Purchase Price pursuant to Section 3.3(a)(iii)) and other rights to payment, refund, or indemnity accruing or attributable to any period before the Effective Time or to any Excluded Assets, including the right to any payments under any Acquired Leases (including any reduction to, rebate of or earn-back with respect to bonus payments paid prior to the Effective Time) or otherwise with respect to any Royalties or the overpayment thereof, the full benefit of all Liens, security for such accounts, or rights to payment, and all rights, Claims, refunds, causes of action, or choses in action relating to the foregoing, except in each case with respect to Property and Production Taxes for which Purchaser is responsible under Section 13.1;

(g) all production of Hydrocarbons from or attributable to the Acquired Properties with respect to any period before the Effective Time (other than Hydrocarbons in storage on the Effective Time and make-up Hydrocarbons with respect to imbalances described in Section 2.2(d)), including (i) all proceeds attributable to any such pre-Effective Time production, and (ii) all rights, Claims, refunds, causes of action, or choses in action relating to such pre-Effective Time production or proceeds (including settlement of take-or-pay disputes);

4

(h) except as contemplated in Section 9.7 in respect of Casualty Losses, all insurance policies, and all Claims, payments, and proceeds under any such insurance policies, to the extent relating to any period prior to the Effective Time;

(i) all deposits, surety bonds, letters of credit, and collateral pledged to secure any Liability or obligation of Seller in respect of the Acquired Assets;

(j) all rights or interest of Seller in any Intellectual Property;

(k) (i) a copy of all of Seller’s Technical Data, (ii) all interpretive data and analysis of Technical Data, and (iii) all studies related to reserve assessments and economic estimates and analyses;

(l) all data, software, and records to the extent disclosure or transfer is prohibited or subjected to payment of a fee, penalty, or other consideration by any license agreement or other agreement with a Person other than Affiliates of Seller, or by applicable Law, and for which no consent to transfer has been received or for which Purchaser has not agreed in writing to pay such fee, penalty, or other consideration, as applicable;

(m) all information entitled to legal privilege, including attorney work product and attorney-client communications (excluding title opinions), and all information, records, and data relating to the Excluded Assets;

(n) records relating to either (i) the auction, marketing, acquisition, or disposition (or proposed acquisition or disposition) of the Acquired Assets, including the existence, identity, and inquiries and proposals received from or made to, and records of negotiation with, any Person, and any economic analyses associated therewith, and all internal communications with and documents shared by and with legal counsel of Seller in connection with any of the foregoing, or (ii) any employees of Seller or any of their Affiliates;

(o) all proceeds from the settlement or disposition of any Claims, Proceedings, or disputes, all warranties and rights to indemnification, and all other rights, claims, refunds, causes of action, and choses in action, in each case, owed or paid to or in favor of Seller or any of its Affiliates, in each case, (i) under the Transaction Documents, (ii) arising out of or relating to any of the other Excluded Assets or Excluded Liabilities or to any matters for which Seller is obligated hereunder to indemnify any Person, or (iii) to the extent related to the period prior to the Effective Time;

(p) audit rights under operating agreements or other contracts or agreements to the extent attributable or relating to periods before the Effective Time, any other Excluded Assets or Excluded Liability, or any matters for which Seller has agreed to indemnify the Indemnified Purchaser Parties hereunder, and Purchaser will cooperate with Seller to facilitate Seller’s exercise of such rights;

(q) any Claims of Seller or any Affiliate of Seller for any refunds of or loss of carry forwards in respect of any Taxes for which Seller is liable for payment or required to indemnify Purchaser hereunder, including with respect to (i) taxable periods or portions thereof ending on or prior to the Effective Time, (ii) Income Taxes or franchise Taxes relating to taxable periods or portions thereof ending on or prior to the Effective Time, or (iii) Taxes attributable to any Excluded Assets or Excluded Liability;

5

(r) all vehicles not listed on Exhibit A-4 and all office furniture, office supplies, personal computers and associated peripherals, licensed software, and all radio (excluding SCADA equipment), cell phones and telephone equipment;

(s) all overhead costs and expenses paid or payable by Third Party non-operators to Seller or any of their Affiliates pursuant to any applicable joint operating agreement with respect to periods of time prior to Closing;

(t) all electronic communications, including email;

(u) any other assets and properties specifically listed in Exhibit B, regardless of whether such assets and properties may be used or held for use in connection with the Acquired Assets;

(v) copies of the Acquired Records; and

(w) all other assets and properties expressly excluded from the Contemplated Transactions pursuant to the terms of this Agreement.

2.4 Assumption of Liabilities. At the Closing, Purchaser shall assume and agree to timely and fully pay, perform, and otherwise discharge, the Assumed Liabilities, under the terms of, and subject to the conditions in, this Agreement.

2.5 Effective Time. Notwithstanding that the Closing may occur on another date and at another time, the purchase and sale of the Acquired Assets and the assumption of the Assumed Liabilities shall be effective as of the Effective Time.

Article III

PURCHASE PRICE

3.1 Purchase Price. Subject to the other terms and provisions of this Agreement, in addition to assumption by Purchaser of the Assumed Liabilities, the consideration payable by Purchaser to Seller for the Acquired Assets shall be the Purchase Price. At Closing, Purchaser shall (a) deliver 6,546,384 shares of Common Stock (the “Share Consideration”) to Seller and (b) pay an amount equal to One Hundred Twenty-Five Thousand U.S. Dollars ($125,000.00) to Seller (the “Cash Consideration” and together with the Share Consideration, the “Base Purchase Price”). The “Purchase Price” means (a) the Base Purchase Price; plus or minus (b) the net amount of the adjustments under Section 3.3. The adjustments under Section 3.3 shall be made solely to the Cash Consideration and shall be preliminarily determined under Section 3.4 pursuant to the Preliminary Settlement Statement and subject to final adjustment after the Closing under Section 3.5 pursuant to the Final Settlement Statement. The number of shares of Common Stock constituting the Share Consideration shall be proportionately adjusted to reflect any stock split, combination of shares, stock dividend or other similar event affecting the Common Stock occurring after the date of this Agreement and prior to the Closing.

3.2 Deposit. Concurrently with the execution of this Agreement by the Parties, Purchaser shall deposit by wire transfer of immediately available funds with Citizens Bank (the “Escrow Agent”), in the escrow account (the “Escrow Account”) established under the escrow agreement entered into by the Escrow Agent and the Parties on the Execution Date (the “Escrow Agreement”), an amount in cash equal to Five Hundred Thousand Dollars ($500,000.00) (the “Deposit”) as an earnest money deposit. Interest accruing on the Deposit shall become part of the Deposit for all purposes under this Agreement. The Deposit is not refundable, except as expressly provided in Section 12.2. If the Closing occurs, then the Deposit shall be released to Seller and applied towards the Closing Amount under Section 3.4(b). If the Closing does not occur, then the Deposit shall be released as provided in Section 12.2.

3.3 Adjustments to Purchase Price. All adjustments to the Purchase Price under this Section 3.3 shall be without duplication of other adjustments under this Section 3.3:

6

(a) Upward Adjustments. The Base Purchase Price shall be adjusted upward by the following:

(i) the amount of all Property Expenses, Royalties, and other costs and expenses attributable to the Acquired Assets or the operation or ownership thereof during the period from and after the Effective Time that are paid by or on behalf of, but have not been reimbursed to, Seller or its Affiliates; including (A) rentals, shut-in payments, and other lease payments, (B) renewals and/or extensions of Acquired Leases, (C) prepaid costs and expenses (including payment of insurance and bond premiums, surface use agreement fees, and software licensing fees, to the extent such payments are attributable to the period from and after the Effective Time), and (D) costs of acquiring necessary Easements, provided that no upward adjustment made pursuant to this Section 3.3(a)(i) shall affect Purchaser’s liability with respect to Assumed Liabilities;

(ii) the expenditures listed on Schedule 3.3(a)(ii) that are paid by or on behalf of Seller or its Affiliates, whether attributable to periods before or after the Effective Time;

(iii) to the extent that Seller has not been reimbursed prior to Closing, the aggregate amount of all accounts receivable with respect to costs and expenses paid by Seller or its Affiliates on behalf of any Third-Party co-owner of any property or asset a portion of which constitutes an Acquired Asset (whether attributable to periods before or after the Effective Time), and Purchaser shall be responsible for the collection of such accounts receivable from and after Closing;

(iv) the amount of all Property and Production Taxes prorated to Purchaser under Section 13.1 that are paid or to be paid or otherwise economically borne by Seller or its Affiliates (net of any deductions, credits, reimbursements, and refunds attributable thereto that are realized by Seller);

(v) the amount of all income, revenues, and proceeds attributable to the Acquired Assets during the period prior to the Effective Time that are received by or otherwise owing to Purchaser or its Affiliates and not remitted or paid to Seller, net of any applicable marketing fees and adjustments, Royalties, and Production Taxes in connection therewith (including amounts owing to Seller in connection with overpayment of any Royalties, but excluding amounts held in suspense for the benefit of a Third Party);

(vi) an amount equal to all Hydrocarbons attributable to the Acquired Properties that, at the Effective Time, constitute linefill or that are in storage tanks above the load level connection or within processing plants, multiplied by the applicable price paid or, if not yet sold, the applicable price for which the applicable production from the Acquired Properties was sold most recently prior to the Effective Time; and

(vii) any other amount provided for elsewhere in this Agreement or otherwise agreed upon by Seller and Purchaser.

7

(b) Downward Adjustments. The Base Purchase Price shall be adjusted downward by the following:

(i) the amount of all pre-Effective Time Property Expenses attributable to the Acquired Properties or the ownership or operation thereof during the period prior to the Effective Time (other than those described in Section 3.3(a)(ii)) that are incurred by Seller and paid by, but have not been reimbursed to, Purchaser or its Affiliates;

(ii) the amount of all Property and Production Taxes prorated to Seller under Section 13.1 that are paid or to be paid or otherwise economically borne by Purchaser or its Affiliates (net of any deductions, credits, reimbursements, and refunds attributable thereto that are realized by Purchaser);

(iii) other than any Excluded Assets, the amount of all income, revenues, and proceeds attributable to the Acquired Properties during the period from and after the Effective Time that are received by Seller or its Affiliates and not remitted or paid to Purchaser, and for which Seller has provided the Purchaser prompt written notice of the receipt of, net of any applicable marketing fees and adjustments, Royalties, and Production Taxes in connection therewith (excluding amounts held in suspense for the benefit of a Third Party, and excluding any rebates of insurance premiums received as a result of termination of Seller’s insurance policies (which are for Seller’s account); and

(iv) any other amount provided for elsewhere in this Agreement or otherwise agreed upon by Seller and Purchaser.

(c) Imbalance Adjustments. The Base Purchase Price shall be further adjusted upward or downward, as appropriate, by (i) the volume of wellhead imbalances as of the Effective Time attributable to Seller’s interest in the Acquired Assets, multiplied by $4.00 per MCF (upward for underage and downward for overage); and (ii) the volume of any pipeline or transportation imbalances as of the Effective Time attributable to Seller’s interest in the Acquired Assets, multiplied by the then current monthly price applicable to deliveries to the applicable pipeline (upward for over-deliveries and downward for under-deliveries).

(d) Overpayment Adjustments. For the avoidance of doubt, in the event Seller or its Affiliates receive an overpayment of proceeds for which Purchaser receives an adjustment to the Base Purchase Price under Section 3.3(b) and Seller is subsequently required to reimburse or otherwise account for such overpayment to a Third Party, Seller shall be entitled to a reimbursement from Purchaser of such overpayment amount, which if such amount is known prior to the issuance of the Final Settlement Statement, shall be reflected as an adjustment on the Final Settlement Statement.

3.4 Preliminary Settlement Statement; Closing Amount.

(a) Preliminary Settlement Statement. Not less than five (5) Business Days prior to Closing, Seller shall prepare and submit to Purchaser a draft settlement statement (the “Preliminary Settlement Statement”) that shall set forth (i) estimates of the adjustments under Section 3.3, and (ii) the resulting Closing Amount and Closing Payment. Seller may thereafter, until the Business Day prior to Closing, continue to update the Preliminary Settlement Statement after submission of the initial draft thereof to Purchaser. Within two (2) Business Days of receipt from Seller of the initial draft of the Preliminary Settlement Statement, Purchaser will deliver to Seller a written report containing all changes with the explanation therefor that Purchaser proposes to be made to the Preliminary Settlement Statement. The Preliminary Settlement Statement, as agreed upon by the Parties, will be used to adjust the Base Purchase Price at Closing; provided, however, if the Parties do not agree upon an adjustment set forth in the Preliminary Settlement Statement, then the amount of such adjustment used to adjust the Purchase Price at Closing shall be the amount proposed by Seller prior to Closing.

8

(b) Closing Amount. The Cash Consideration, as increased or decreased by the net amount of the estimated upward and downward adjustments under Section 3.3, as set forth in the Preliminary Settlement Statement, is referred to herein as the “Closing Amount”. At the Closing:

(i) subject to Section 3.4(c), an amount in cash equal to (A) the Closing Amount, minus (B) the Deposit, shall be paid by Purchaser to Seller in accordance with Schedule 3.4 by federal funds wire transfer of immediately available funds to an account or accounts designated in writing by Seller to Purchaser (the “Closing Payment”); and

(ii) except as specified in the second and the last sentence of Section 3.4(c), the Parties shall issue a joint written instruction to the Escrow Agent to release the Deposit to Seller from the Escrow Account, which shall be released at the Closing by federal funds wire transfer of immediately available funds to an account or accounts designated in writing by Seller.

(c) Cash Settlement. The adjustments to the Base Purchase Price at Closing shall be settled with cash. To the extent the adjustments to the Base Purchase Price result in a Closing Amount that is equal to or in excess of the Deposit, the Parties shall issue a joint written instruction to the Escrow Agent to release at Closing the Deposit to Seller from the Escrow Account and, if applicable, Purchaser shall remit to Seller at Closing an amount in cash equal to the Closing Amount minus the Deposit. To the extent the adjustments to the Base Purchase Price result in a Closing Amount that is less than the Deposit but greater than $0, the Parties shall issue a joint written instruction to the Escrow Agent to release at Closing the Deposit to Seller from the Escrow Account, and Seller shall remit to Purchaser at Closing an amount in cash equal to the Deposit minus the Closing Amount. To the extent the adjustments to the Base Purchase Price result in a Closing Amount that is less than $0, the Parties shall issue a joint written instruction to the Escrow Agent to release at Closing the Deposit to Purchaser from the Escrow Account, and Seller shall remit to Purchaser at Closing an amount in cash equal to the Closing Amount.

3.5 Final Settlement Statement; Cash Consideration.

(a) Final Settlement Statement. Not later than 5:00 p.m., Houston, Texas time on the date that is one hundred twenty (120) days following the Closing Date (the “Final Settlement Date”), Seller, with the assistance and cooperation of Purchaser and Purchaser’s Entity Representatives (including by means of access to such Acquired Records and other Purchaser information and records as Seller reasonably deem necessary or appropriate), shall prepare and deliver to Purchaser a final settlement statement (the “Final Settlement Statement”). The Final Settlement Statement will take into account all final adjustments to the Base Purchase Price provided in this Agreement, including each adjustment under Section 3.3 not finally determined or that was estimated or incorrectly determined at the Closing pursuant to the Preliminary Settlement Statement, and will set forth a reconciliation of the Closing Amount to the Final Cash Consideration.

(b) Objection Report. As soon as practicable after receipt of Seller’s proposed Final Settlement Statement, but in any case not later than 5:00 p.m., Houston, Texas time on the date that is ten (10) Business Days after receipt of Seller’s proposed Final Settlement Statement (the “Objection Date”), Purchaser may deliver to Seller a detailed written report (an “Objection Report”) containing: (i) those particular items or amounts in Seller’s proposed Final Settlement Statement as to which Purchaser objects; (ii) the reasons, in reasonable detail, for each such objection, together with any supporting documentation available to Purchaser; and (iii) Purchaser’s calculation of the Final Cash Consideration. Any particular amounts or items contained or omitted in Seller’s proposed Final Settlement Statement that are not specifically objected to by Purchaser in a proper and timely delivered Objection Report shall be deemed accepted by Purchaser and shall be final, binding, and conclusive on both Parties and not subject to dispute. If Purchaser does not deliver a proper Objection Report by the Objection Date, then Seller’s proposed Final Settlement Statement and calculation of the Final Cash Consideration shall be deemed final, binding, and conclusive on both Parties and not subject to dispute.

9

(c) Negotiation Period. If an Objection Report is properly and timely delivered by Purchaser, then Purchaser and Seller shall negotiate in good faith during the twenty (20) Business Day period after such delivery (the “Negotiation Period”) to reach an agreement on the disputed items or amounts to determine the Final Cash Consideration. If Seller and Purchaser agree as to the Final Cash Consideration or any particular amount or item thereof that is specifically objected to in the Objection Report, then Purchaser and Seller shall execute a written acknowledgement of such agreement, and the Final Cash Consideration or any amounts or items thereof that are the subject of such agreement, as applicable, shall be deemed final, binding, and conclusive on both Parties and not subject to dispute.

(d) Submission to Accounting Referee. If Purchaser and Seller are unable to agree on the Final Cash Consideration and all such items or amounts by the expiration of the Negotiation Period, then any remaining dispute, controversy, or matters of difference relating to the Final Settlement Statement or the determination of the Final Cash Consideration (collectively, “Final Settlement Disputes”) shall be resolved by a nationally recognized firm of independent accountants that does not have a material relationship with either Party and that is reasonably acceptable to Seller and Purchaser (the “Accounting Referee”). To the extent necessary, Seller and Purchaser shall act in good faith to promptly agree on the Accounting Referee and to execute such engagement letters and other documents as shall be necessary to engage the Accounting Referee within ten (10) Business Days after the expiration of the Negotiation Period. The fees and expenses of the Accounting Referee shall be paid fifty percent (50%) by Seller and fifty percent (50%) by Purchaser.

(e) Materials to Accounting Referee. Seller and Purchaser shall each present to the Accounting Referee, with a simultaneous copy to the other Party, a single written statement of its position on each Final Settlement Dispute, together with a copy of this Agreement, the Preliminary Closing Statement, Seller’s draft Final Settlement Statement, Purchaser’s Objection Report, and any supporting material that such Party desires to furnish, not later than fifteen (15) Business Days after appointment of the Accounting Referee. Seller and Purchaser shall in no event attempt to communicate with the Accounting Referee with respect to each Final Settlement Dispute without providing the other Party the opportunity to jointly discuss or confer with the Accounting Referee with respect to each such Final Settlement Dispute.

(f) Decisions of Accounting Referee. The Accounting Referee shall make its determination and provide to the Parties written findings within twenty (20) Business Days after it has received the materials under Section 3.5(e). In making a determination, the Accounting Referee shall be bound by the terms of this Agreement and, without any additional or supplemental submittals by either Party (except as may be specifically requested by the Accounting Referee), may consider such other accounting and financial standards matters as in its opinion are necessary or appropriate to make a proper determination. The decision of the Accounting Referee shall be final, conclusive, binding, and non-appealable and shall be enforceable against any of the Parties in any court of competent jurisdiction, provided that the Accounting Referee (i) shall be limited to determining the specific Final Settlement Disputes submitted to it, (ii) shall set forth a calculation of the Final Cash Consideration and any item or component thereof that was not finally determined during or before the Negotiation Period and a line-item comparison (showing increases and decreases) to the calculations contained in the Final Settlement Statement and the Objection Report, together with explanations of each variance, and (iii) may not determine a Final Cash Consideration that is more than the applicable amount in Seller’s draft Final Settlement Statement or that is less than the applicable amount in Purchaser’s Objection Report. The Accounting Referee shall act as an expert for the limited purpose of determining the specific Final Settlement Statement matters presented to it, shall not have the powers of an arbitrator, shall be limited to the procedures set forth in this Section, may not hear or decide any matters except the specific Final Settlement Statement matters presented to it and may not award damages, interest, costs, reasonable attorney’s fees, expenses, or penalties to either Party.

10

(g) Final Determination Date. The final Cash Consideration, as agreed upon by the Parties or finally determined by the Accounting Referee, as applicable, shall be deemed final, binding, and conclusive on both Parties and not subject to dispute (the “Final Cash Consideration”). The date on which the Final Cash Consideration shall be deemed to have been determined (the “Final Determination Date”) shall be the earliest of: (i) the Objection Date, if Purchaser has not delivered an Objection Report by the Objection Date; (ii) the date during the Negotiation Period that Purchaser and Seller have resolved all disputed amounts with respect to the Final Cash Consideration, if all disputed amounts with respect to the Final Cash Consideration are resolved during the Negotiation Period; and (iii) the date on which the Accounting Referee delivers its report as to the final determination of the Final Cash Consideration, if submitted to the Accounting Referee.

(h) Cooperation. Seller and Purchaser shall, and shall cause their respective Entity Representatives and independent accountants to, cooperate and assist as requested by the Parties and the Accounting Referee in the preparation of the Final Settlement Statement and the calculation of the Final Cash Consideration and in providing access and conducting reviews referred to in this Section 3.5, including making available to the extent necessary their respective books, records, work papers, and appropriate personnel.

(i) Payment of Final Cash Consideration. If the Final Cash Consideration as finally determined under this Section 3.5 is more than the Closing Amount, then Purchaser shall pay in cash to Seller, within five (5) Business Days after the Final Determination Date, the amount of such difference by wire transfer of immediately available funds to an account or accounts designated by Seller. If the Final Cash Consideration as finally determined under this Section 3.5 is less than the Closing Amount, then Seller shall pay in cash to Purchaser, within five (5) Business Days after the Final Determination Date, the amount of such difference by wire transfer of immediately available funds to an account or accounts designated by Purchaser. For clarity, thereafter there shall be no further adjustments to the Purchase Price between the Parties under this Agreement, including for any Property Expenses.

3.6 Allocation of Purchase Price. Purchaser and Seller agree that the Base Purchase Price shall be solely allocated among the Acquired Wells as set forth on Exhibit A-3. The separate value allocated to each Acquired Well, if any, is referred to herein as the “Allocated Value” of such Acquired Asset, and each Acquired Asset to which a separate value is not allocated has an Allocated Value of zero U.S. Dollars ($0.00). The Parties agree that the Allocated Values set forth on Exhibit A-3 represent reasonable estimates of the fair market values of the Acquired Wells described therein. Such Allocated Values shall be used in calculating adjustments to the Purchase Price as provided herein.

11

Article IV

DISCLAIMERS

4.1 Limitations and Disclaimers. Except for the express and specific representations set forth in Article VII and except for the special warranty contained in the Assignment, (i) Purchaser acknowledges that neither Seller nor or any other Indemnified Seller Party have made, and Seller hereby expressly disclaims and negates (on its behalf and on behalf of the other Indemnified Seller Parties), and Purchaser hereby expressly waives and disclaims any reliance on, any representation or warranty, express, implied, at common law, by statute, or otherwise, including relating to production rates, recompletion opportunities, decline rates, gas balancing information, or the quality, quantity, volume, value, recoverability, or deliverability of the reserves of hydrocarbons, if any, attributable to the Acquired Assets, or the accuracy, completeness, or materiality of any Background Materials, Acquired Records, or other records, information, data, or materials (written or oral) now, heretofore or hereafter furnished to any Indemnified Purchaser Party by or on behalf of any Indemnified Seller Party, or the environmental or other condition of the Acquired Assets, and (ii) Seller expressly disclaims and negates (on its behalf and on behalf of the other Indemnified Seller Parties), and Purchaser hereby expressly waives, any and all liability and responsibility of any Indemnified Seller Party for any representation, warranty, statement, or information made or communicated (orally or in writing) to Purchaser or any Indemnified Purchaser Party (including any opinion, information, projection, or advice that may have been provided to any such Person by Seller or any other Indemnified Seller Party).

4.2 Further Limitations and Disclaimers. Except for the express and specific representations set forth in Article VII and except for the special warranty contained in the Assignment, and without limiting the generality of the foregoing, Seller expressly disclaims and negates, and Purchaser hereby waives and disclaims any reliance on, any representation or warranty, express, implied, at common law, by statute, or otherwise, as to any of the following: (i) the contents, character, accuracy, completeness, or materiality of records, information, data, or other materials (written or oral) now, heretofore or hereafter furnished to Purchaser or any Indemnified Purchaser Party by or on behalf of any Indemnified Seller Party, including any information memorandum, reports, brochures, charts or statements prepared by any Indemnified Seller Party or Third Party with respect to the Acquired Assets; (ii) the contents, character, or nature of any report of any petroleum engineering consultant, or any engineering, geological, or seismic data or interpretation, relating to the Acquired Assets; (iii) any estimates of the value of, or future revenues generated by, or cost estimates concerning, the Acquired Assets; (iv) production rates, recompletion opportunities, decline rates, gas balancing information, or the quality, quantity, volume, value, recoverability, or deliverability of the reserves of Hydrocarbons, if any, attributable to the Acquired Assets or Seller’s interest therein; (v) title to any of the Acquired Assets; (vi) maintenance, repair, condition, quality, suitability, marketability, merchantability, or fitness for a particular purpose of the Acquired Assets; (vii) any rights of purchasers under appropriate statutes to claim diminution of consideration or return of the purchase price; (viii) any implied or express warranty of freedom from defects, whether known or unknown; (ix) any implied warranties existing under applicable Law; (x) any implied or express warranty of freedom from patent or trademark infringement; and (xi) the environmental or other condition of the Acquired Assets, including any implied or express warranty regarding Environmental Laws, the release of substances, wastes, or materials into the environment, or protection of the environment or of human health, safety, or natural resources. It is the express intention of Purchaser and Seller that, except for the express and specific representations set forth in Article VII and the special warranty contained in the Assignment, the Acquired Assets are being accepted by Purchaser, “as is” and “where is” and with all faults and defects (known or unknown, patent or latent, discoverable, or undiscoverable) and in their present condition and state of repair, and Purchaser has made any and all such inspections as Purchaser deems appropriate.

12

4.3 NORM. Purchaser acknowledges that the Acquired Assets have been used for exploration, development, and production of Hydrocarbons and that equipment and sites included in the Acquired Assets may contain NORM or other Hazardous Materials. NORM may affix or attach itself to the inside of wells, materials, and equipment as scale, or in other forms. The wells, materials, and equipment located on the Acquired Assets or included in the Acquired Assets may contain NORM and other wastes or Hazardous Materials. NORM containing material and/or other wastes or Hazardous Materials may have come in contact with various environmental media, including air, water, soils, or sediment. Special procedures may be required for the assessment, remediation, removal, transportation, or disposal of environmental media, wastes, asbestos, NORM, and other Hazardous Materials from the Acquired Assets.

4.4 Conspicuousness. Seller and Purchaser agree that, to the extent required by applicable Law to be effective, the disclaimers of certain representations and warranties contained in this Article IV are “conspicuous” disclaimers for the purposes of any applicable Law, rule or order.

Article V

TITLE MATTERS

5.1 Defensible Title. The term “Defensible Title” means, with respect to the Target Formation of any Acquired Well that has an Allocated Value greater than zero, title and/or contractual right of Seller in and to such Acquired Well, deducible of record or evidenced by documentation that, although not constituting perfect, merchantable, or marketable title, can be successfully defended if challenged and, subject to and except for any Permitted Encumbrances:

(a) as to the Target Formation of each such Acquired Well, entitles Seller to receive not less than the Net Revenue Interest set forth in Exhibit A-3 in respect of Target Formation production of Hydrocarbons through the wellbore of such Acquired Well; except: (1) decreases resulting from the establishment after the Execution Date of units, or changes in existing units (or the participating areas therein), whether voluntary or by Order; (2) decreases resulting from the exercise or reversion after the Execution Date of non-consent rights under applicable operating agreements; (3) decreases resulting from the entry into pooling, spacing, proration, communitization, unitization, or similar agreements after the Execution Date; (4) decreases resulting from Operations after the Execution Date as permitted or required by the terms of this Agreement; (5) decreases resulting from rights of Third Parties to make up past underproduction or pipelines to make up past under deliveries; and (6) decreases resulting from actions by (or undertaken at the request of) Purchaser;

(b) as to the Target Formation of each such Acquired Well, obligates Seller to bear not greater than the Working Interest set forth in Exhibit A-3 for such Acquired Well; except: (i) increases in such Working Interest accompanied by at least a proportionate increase in the Net Revenue Interest for such Acquired Well; (ii) increases resulting from contribution requirements provided for under provisions similar to those contained in an operating agreement; (iii) increases resulting from the establishment after the Execution Date of units, or changes in existing units (or the participating areas therein), whether voluntary or by Order; (iv) increases resulting from the exercise or reversion after the Execution Date of non-consent rights under applicable operating agreements; (v) increases resulting from the entry into pooling, spacing, proration, communitization, unitization, or similar agreements after the Execution Date; (vi) increases resulting from Operations after the Execution Date as permitted or required by the terms of this Agreement; and (vii) increases resulting from actions by (or undertaken at the request of) Purchaser; and

13

(c) is free and clear of any and all Liens created by, through, or under Seller.

5.2 Permitted Encumbrances. The term “Permitted Encumbrance” means, with respect to any Acquired Asset, any one or more of the following:

(a) any Royalties, back-in interests, reversionary interests, and other burdens if the net cumulative effect of the foregoing does not: (i) operate to reduce the Net Revenue Interest with respect to the Target Formation of an Acquired Well below the Net Revenue Interest set forth in Exhibit A-3; or (ii) operate to increase the Working Interest with respect to the Target Formation of an Acquired Well above that set forth in Exhibit A-3 without at least a proportionate increase in the Net Revenue Interest with respect to such Acquired Well;

(b) Liens for Property and Production Taxes not yet due or delinquent, or, if delinquent, that are being contested in good faith in the Ordinary Course of Business;

(c) materialmens’, mechanics’, repairmen’s, employees’, contractors’, operators’, or other similar Liens arising in the Ordinary Course of Business or incidental to the operation of the Acquired Assets not yet due or delinquent, or, if delinquent, payment is being withheld as provided by Law or their validity or amount is being contested in good faith in the Ordinary Course of Business;

(d) all (i) consents, approvals, and authorizations of, and required notices to, filings with, or other actions by, Third Parties, including Customary Post-Closing Consents, (ii) Preferential Rights, and (iii) rights or interests acquired by Third Parties in connection with a Casualty Loss;

(e) rights of reassignment upon the surrender or expiration of any Acquired Lease;

(f) the Acquired Leases, Acquired Mineral Interests, Acquired Contracts, and Acquired Easements, and the terms and conditions thereof and (to the extent securing amounts not yet due or, if due, being contested in good faith in the Ordinary Course of Business) Liens arising thereunder;

(g) rights of a common owner of any interest in an Acquired Asset held by Seller and such common owner as tenants in common or through common ownership;

(h) Easements and other rights with respect to surface Operations, on, over, or in respect of any of the Acquired Assets or any restriction on access thereto, in each case that do not materially interfere with the operation of the Acquired Assets as currently operated;

(i) all applicable Laws, Orders, and Permits; and all rights reserved to or vested in any Governmental Authority: (i) to control or regulate any Acquired Asset in any manner, (ii) by the terms of any right, power, franchise, grant, license or permit, or by any provision of Law, to terminate such right, power, franchise, grant, license, or permit or to purchase, condemn, expropriate, or recapture or to designate a purchaser of any of the Acquired Assets, (iii) to use such property in a manner which would not reasonably be expected to materially impair the use of such property for the purposes for which it is currently operated, or (iv) to enforce any obligations or duties affecting the Acquired Assets to any Governmental Authority with respect to any franchise, grant, license, or permit;

14

(j) Liens arising under leases, rights-of-way, easements, operating agreements, unitization and pooling agreements, and production sales contracts securing amounts not yet due, or, if due, being contested in good faith in the Ordinary Course of Business;

(k) defects in the chain of title consisting of the failure to recite marital status in a document or omissions of successors or heirship or estate proceedings;

(l) defects, gaps, or irregularities that have been cured by possession under any applicable statutes of limitation for adverse possession or for prescription or under marketable title or similar Laws or standards or the doctrine of laches, or that have existed for more than twenty (20) years;

(m) defects arising out of the lack of a survey or metes and bounds description;

(n) Claims and Proceedings set forth on Schedule 7.10;

(o) Liens released at or before the Closing;

(p) defects based on the failure to record any Acquired Leases issued by the DOI or a state or a tribe (or any department, subgroup, office, or bureau thereof), or any assignments of record title or operating rights in Acquired Leases, in the real property or other county records, if such Acquired Leases or assignments were properly filed in the DOI or state offices (or any department, subgroup, office, or bureau thereof);

(q) defects based on the failure of the records of the DOI, state, tribal, or other Governmental Authority to reflect Seller as the record owner of any Acquired Lease if Seller is reflected as the record owner of the Acquired Lease in the applicable county real property records;

(r) lack of corporate or other entity authorization, unless Purchaser provides affirmative evidence that such corporate action was not authorized and resulted in another Person’s actual and superior claim of title to the relevant Acquired Asset;

(s) unreleased instruments (including oil and gas leases), unless Purchaser provides conclusive evidence that such instruments continue in force and effect and have resulted in another Person’s actual and superior claim of title to the relevant Acquired Asset;

(t) defects or irregularities resulting from the failure to record releases of liens, production payments, or mortgages that have expired on their own terms or the enforcement of which are barred by applicable statute of limitations;

(u) as to any Acquired Asset held by production, defects as a consequence of the alleged failure to conduct operations, cessation of production, insufficient production, or failure to report production or report production timely over any period, unless Seller has received actual, written notice from the relevant Third Party lessor alleging termination of the underlying lease and Purchaser is able to affirmatively establish (by means other than merely a lack of available production records) the alleged failure to conduct operations, cessation of production, insufficient production, or failure to report has given rise to a right of such lessor to terminate the underlying lease;

(v) defects based on an alleged failure to produce Hydrocarbons when the associated Acquired Lease has been held by continuous de-watering operations or shut-in well(s);

15

(w) Liens created under deeds of trust, mortgages, and similar instruments by the lessor under an oil and gas lease covering the lessor’s surface and/or mineral interests in the land covered thereby, or by the grantor under an Easement, in each case, unless a complaint of foreclosure has been filed or any similar action taken by the mortgagee thereunder and, in such case, such instrument has not been subordinated to the Acquired Assets affected thereby;

(x) any gap in the chain of title, unless such gap occurred within the twenty (20) year period prior to the Effective Time and is conclusively shown to exist by an abstract of title, title opinion, or landman’s title chain or run sheet and has resulted in another Person’s actual and superior claim of title to the relevant Acquired Asset;

(y) any Lien or loss of title resulting from Seller’s conduct of business in compliance with this Agreement;

(z) any defect that affects only which Person has the right to receive royalty payments (rather than the amount of such royalty) and that does not affect the validity of the underlying Acquired Property;

(aa) defects as are accepted by the purchasers of production from the Acquired Assets in paying the proceeds of such production without suspense, subject only to customary division order warranties and indemnities in favor of such production purchaser;

(bb) permits, easements, pooling agreements or authorizations, unit designations, or production or drilling units not yet obtained, formed, or created, so long as the same are not required in connection with the ownership or operation of the Acquired Assets as currently owned and operated;

(cc) the terms or provisions of any pooling, communitization, unitization or similar provision in an Acquired Lease or the absence of such a provision in an Acquired Lease, and the absence of any lease amendment or other consent by any royalty interest or mineral interest holder authorizing the pooling of any leasehold interest, royalty interest, or mineral interest;

(dd) any limitations (including drilling and operating limitations) imposed on the Acquired Assets by reason of the rights of subsurface owners or operators in a common property (including the rights of coal, utility and timber owners);

(ee) “free gas” arrangements under the terms of any oil and gas lease that is part of the Acquired Assets;

(ff) calls on production under existing contracts;

(gg) failure of any Acquired Lease or Acquired Mineral Interest identified as “gas-only” in Exhibit A-1 or Exhibit A-2 to cover rights to Hydrocarbons other than natural gas and/or the failure of any Acquired Lease or Acquired Mineral Interest identified as “oil-only” in Exhibit A-1 or Exhibit A-2 to cover rights to Hydrocarbons other than crude oil;

(hh) defects based solely on (i) lack of information in Seller’s files, lack of Third Party records, or the unavailability of information from regulatory agencies, (ii) references to a document that is not in Seller’s files (iii) references to an unrecorded document to which neither Seller nor any of its Affiliates is a party and which is dated earlier than January 1, 1990, (iv) an unrecorded document for which Purchaser has constructive or inquiry notice by virtue of a reference to such unrecorded document in a recorded document (or a reference to a further unrecorded document in such unrecorded document), if no claim has been made under such unrecorded documents within the last five (5) years, or (v) any Tax assessment, Tax payment, or similar records or the absence of such activities or records;

16

(ii) defects arising from any change in Laws following the Execution Date;

(jj) Liens, irregularities, defects, or loss of title affecting ownership interests in either (i) formations other than the applicable Target Formation or (ii) any Acquired Property in which Purchaser or any of its Affiliates owns an interest prior to the Closing;

(kk) Liabilities, Claims, Proceedings, and other matters (i) described or referenced in Exhibit A-1, Exhibit A-2, or Exhibit A-3 or (ii) described or referenced as of the Execution Date in Schedule 7.10;

(ll) all other Liens, contracts, agreements, instruments, Orders, Proceedings, Permits, Liabilities, defects, and irregularities affecting the Acquired Assets that: (i) do not operate to reduce the Net Revenue Interest with respect to the Target Formation of an Acquired Well below the Net Revenue Interest set forth in or Exhibit A-3; (ii) do not operate to increase the Working Interest with respect to the Target Formation of an Acquired Well above that set forth in Exhibit A-3 without at least a proportionate increase in the Net Revenue Interest with respect to such Acquired Well; and (iii) are not likely to materially impair the use or operation of the Acquired Assets as currently used and operated.

5.3 Special Warranty of Title in the Assignment.

(a) The Assignment delivered at Closing will contain a special warranty of Defensible Title, effective as of Closing, whereby Seller shall warrant title to its interest in the Acquired Wells unto Purchaser against every Person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Seller but not otherwise, subject, however, to (i) the Permitted Encumbrances and (ii) all matters of public record in the federal, state, and/or county records where the Acquired Properties are located. The special warranty of Defensible Title contained in the Assignment shall be subject to the further limitations and provisions of this Article V (except as otherwise expressly provided in this Section 5.3), mutatis mutandis.

(b) No later than the date three (3) years after the Closing Date, Purchaser may furnish the Seller a reasonably detailed written notice setting forth any matters which Purchaser intends to assert as a breach of the special warranty of Defensible Title set forth in the Assignment. Seller shall have a reasonable opportunity, but not the obligation, to cure any alleged breach of such special warranty of Defensible Title. Purchaser shall be deemed to have waived all breaches of Seller’s special warranty of Defensible Title set forth in the Assignment for which Seller has not received on or before the date three (3) years after the Closing Date a valid written notice thereof.

(c) For purposes of the special warranty of Defensible Title contained in the Assignment, the value of the Acquired Wells set forth in the exhibits hereto shall be deemed to be, and any remedies in respect thereof shall be limited to, the Allocated Value thereof.

5.4 Changes in Prices; Well Events. Notwithstanding anything to the contrary in this Agreement, Purchaser shall assume all risk of Loss with respect to: (a) changes in commodity or product prices and any other market factors or conditions, including factors relating to the COVID-19 pandemic, Orders issued by Governmental Authorities, or other unforeseeable events; (b) production declines or any adverse change in the production characteristics or downhole condition of an Acquired Well, including any Acquired Well watering out or experiencing a collapse in the casing or sand infiltration; and (c) depreciation of any Acquired Assets that constitute personal property through ordinary wear and tear, and none of the foregoing shall give rise to any Claims by Purchaser before, on, or after the Closing.

17

5.5 Exclusive Remedy. Notwithstanding anything to the contrary in this Agreement or any other Transaction Document, except for the special warranty of Defensible Title in the Assignment, Purchaser shall have no rights or remedies against any Indemnified Seller Party with respect to any title matters or deficiencies in title with respect to the Acquired Assets (collectively, “Title Matters”). In this regard and notwithstanding anything to the contrary in this Agreement or any other Transaction Document, if a Title Matter constitutes, or results from any matter or circumstance which constitutes, a breach of any representation or warranty of Seller set forth in this Agreement or any other Transaction Document (other than the special warranty of Defensible Title in the Assignment), then Purchaser shall be precluded from asserting such matter as the basis of the breach of any such representation or warranty, and shall have no recourse against any Indemnified Seller Party with respect thereto. Other than the special warranty of Defensible Title in the Assignment, Purchaser (on behalf of itself, the other Indemnified Purchaser Parties, and its and their respective successors and assigns) hereby releases, discharges, and waives any and all Claims and Losses, and all rights and remedies whether arising at Law (whether in contract, tort, equity, or otherwise) or pursuant to any other legal theory, known or unknown, and whether now existing or arising in the future, contingent, or otherwise, against any of the Indemnified Seller Parties relating to any Title Matters, in each case, even if such Claims or Losses are caused in whole or in part by the negligence (whether gross, sole, joint or concurrent), strict liability, or other legal fault of any Indemnified Seller Parties.

Article VI

ENVIRONMENTAL MATTERS

6.1 No Remedy. Purchaser acknowledges that the Acquired Assets have been used to explore for, develop, and produce Hydrocarbons, and that there (i) may have been Releases of wastes, crude oil, condensate, produced water, or other materials, including Hazardous Materials, above, in, on, or under the Acquired Assets and (ii) may exist other conditions that may result in Liabilities under Environmental Laws. Notwithstanding anything to the contrary in this Agreement or any other Transaction Document, Purchaser shall have no rights or remedies against any Indemnified Seller Party with respect to any conditions, events, circumstances, acts, or omissions of, or relating to, the Environment, any Environmental Laws, any Hazardous Materials, any Releases, the protection of the environment or health, or any Assumed Environmental Liabilities (collectively, “Environmental Matters”). In this regard and notwithstanding anything to the contrary in this Agreement or any other Transaction Document, if an Environmental Matter constitutes, or results from any matter or circumstance which constitutes, a breach of any representation or warranty of Seller set forth in this Agreement or any other Transaction Document, then Purchaser shall be precluded from asserting such matter as the basis of the breach of any such representation or warranty, and shall have no recourse against any Indemnified Seller Party with respect thereto. Purchaser (on behalf of itself, the other Indemnified Purchaser Parties, and its and their respective successors and assigns) hereby releases, discharges, and waives any and all Claims and Losses, and all rights and remedies whether arising at Law (whether in contract, tort, equity, or otherwise) or pursuant to any other legal theory, known or unknown, and whether now existing or arising in the future, contingent, or otherwise, against any of the Indemnified Seller Parties relating to any Environmental Matters, in each case, even if such Claims or Losses are caused in whole or in part by the negligence (whether gross, sole, joint or concurrent), strict liability, or other legal fault of any Indemnified Seller Parties.

18

Article VII

REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants to Purchaser, as of the Execution Date or such other date as may be expressly provided below in this Article VII, as follows:

7.1 Organization, Existence, and Qualification. Seller is a limited liability company duly formed and validly existing under the Laws of the State of Texas. Seller has all requisite power and authority to own and operate its property (including its interests in the Acquired Assets) and to carry on its business as now conducted by Seller. Seller is duly licensed or qualified to do business as a foreign limited liability company in all jurisdictions in which it carries on business or owns assets and such qualification is required by Law, except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect.

7.2 Authority, Approval, and Enforceability. Seller has full power and authority to enter into and perform this Agreement and the Transaction Documents to which it is a party and the transactions contemplated herein and therein. The execution, delivery, and performance by Seller of this Agreement and the Transaction Documents to which it is a party have been duly and validly authorized and approved by all necessary action on the part of Seller. This Agreement is, and the Transaction Documents to which Seller is a party when executed and delivered by Seller will be, the valid and binding obligation of Seller and enforceable against Seller in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium, and similar Laws, as well as to principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at Law).

7.3 Bankruptcy. There are no bankruptcy, reorganization or receivership Proceedings pending, being contemplated by or, to Seller’s Knowledge, threatened against Seller or its Affiliates, and neither Seller nor any of its Affiliates is insolvent or generally not paying its debts as they become due.

7.4 Brokers’ Fees. Neither Seller nor any of its Affiliates has incurred any liability, contingent or otherwise, for brokers’, finders’, or similar fees in respect of the Contemplated Transactions for which Purchaser or its Affiliates will have any responsibility whatsoever.

7.5 Foreign Person. Seller is not a “foreign person” within the meaning of Section 1445 of the Code.

7.6 Taxes. Except as set forth in Schedule 7.6, (a) to Seller’s Knowledge, (i) as of the Execution Date, all material Property and Production Taxes imposed or based on Seller’s interest in the Acquired Assets or Hydrocarbons produced from such interest in the Acquired Assets that have become due and payable have been properly paid, (ii) subject to valid extensions, all material Tax Returns with respect to Property and Production Taxes that were required to be filed on or before the Execution Date have been duly and timely filed and all such Tax Returns are correct and complete in all material respects, (iii) as of the Execution Date, there are no audits or investigations pending or threatened in writing against Seller before any Governmental Authority relating to the payment of any material Property and Production Taxes imposed or based on Seller’s interest in the Acquired Assets or Hydrocarbons produced from such interest in the Acquired Assets, and (b) none of Seller’s interest in the Acquired Assets is subject to tax partnership reporting for federal income tax purposes.

19

7.7 No Conflicts. Except as set forth in Schedule 7.7, and assuming the receipt of all applicable consents and approvals from Third Parties and the waiver of, or compliance with, all Preferential Rights and any maintenance of uniform interest provision under any joint operating agreements constituting an Acquired Contract, in each case, applicable to the Contemplated Transactions, and except as would not have a Material Adverse Effect, the execution, delivery, and performance by Seller of this Agreement and the consummation of the Contemplated Transactions will not (a) conflict with or result in a breach of any provision of the Organizational Documents of Seller, (b) result in a default or the creation of any Lien or give rise to any right of termination, cancellation, or acceleration under any of the terms or provisions of any note, bond, mortgage, indenture, or other similar instrument to which Seller is a party or by which Seller or the Acquired Assets may be bound, or (c) violate any Law or Order applicable to Seller or any of the Acquired Assets.

7.8 Material Required Consents. To Seller’s Knowledge, Schedule 7.8 lists all Material Required Consents to which the Acquired Assets are subject that are applicable in connection with the transfer and conveyance of the Acquired Assets to Purchaser under this Agreement.

7.9 Preferential Rights. To Seller’s Knowledge, Schedule 7.9 lists all Preferential Rights to which the Acquired Assets are subject that are or will be triggered in connection with the transfer and conveyance of the Acquired Assets to Purchaser under this Agreement.

7.10 Litigation. Except as set forth in Schedule 7.10, or as would not reasonably be expected to have a Material Adverse Effect, as of the Execution Date, there are no Proceedings pending or, to Seller’s Knowledge, threatened in writing by or before any Governmental Authority against Seller (a) with respect to the Acquired Assets or (b) which are reasonably likely to materially impair or delay Seller’s ability to perform its obligations hereunder.

7.11 Legal Compliance. To Seller’s Knowledge, except as would not reasonably be expected to have a Material Adverse Effect and except as set forth in Schedule 7.11, during the period prior to the Execution Date that Seller or its Affiliates operated any Acquired Property, such Acquired Property was operated in material compliance with all applicable Laws (other than Tax Laws and Environmental Laws). This Section 7.11 does not include (a) any tax matters, such matters being addressed exclusively in Schedule 7.6, or (b) any Environmental Matters, such matters being addressed exclusively in Article VI and Section 7.12.

7.12 Environmental.

(a) Except as set forth in Schedule 7.12, to Seller’s Knowledge, Seller’s ownership, use and operation of the Acquired Assets is in compliance with all applicable Environmental Laws, except for such failures to comply as have not had, and would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(b) To Seller’s Knowledge (other than de minimis amounts of Hydrocarbons related to the exploration or production process), Seller has not received any written notice from any Governmental Authority asserting (A) any failure to comply with any Environmental Law; (B) a Release of Hazardous Materials into the environment or onto the Acquired Assets or the obligation to undertake or bear the cost of any Remedial Action; or (C) property damage, diminution in value, or personal injury related to the use or Release of Hazardous Materials in connection at or on Acquired Assets, in each case (clauses (A) through (C)) where such written notice remains uncured or unabated.

7.13 Material Contracts. To Seller’s Knowledge, and excluding any and all Acquired Leases, Schedule 7.13 lists all Acquired Contracts which are Material Contracts. To Seller’s Knowledge, except as set forth in Schedule 7.13, there exists no default under any Material Contract that is an Acquired Contract.

20

7.14 Current Commitments. To Seller’s Knowledge, Schedule 7.14 sets forth, as of the Execution Date, all outstanding Third Party authorities for expenditures or other written and binding capital commitments (“AFEs”) that (a) relate to and are binding on the Acquired Properties, (b) are due within ninety (90) days after Closing, and (c) require, individually, an expenditure by Seller in excess of $100,000 (net to Seller’s interest). Purchaser acknowledges that the amounts shown on Schedule 7.14 with respect to such operations or projects are estimates only of the costs of the applicable operations, and Seller make no representation or warranty concerning the actual amount of the costs of such operations.

7.15 Imbalances. To Seller’s Knowledge, Schedule 7.15 sets forth all material gas, production, sales, processing, pipeline, or transportation imbalances with respect to the Acquired Assets as of the date set forth therein.

7.16 Suspense Accounts, Sales Agreements. To Seller’s Knowledge, Schedule 7.16 sets forth all Third-Party funds held in suspense by Seller with respect to production of Hydrocarbons from any of the Acquired Assets as of the date set forth therein. No Person has any call upon, option to purchase or similar right under any agreement with respect to the Acquired Assets or to the production therefrom. To Seller’s Knowledge, Seller has not collected, nor will Seller collect, any proceeds from the sale of Hydrocarbons produced from the Acquired Assets which are subject to refund. Other than with respect to the Material Contracts set forth on Schedule 7.13, no Seller has been nor will Seller be obligated by virtue of any prepayment made under any production sales contract or any other contract containing a “take-or-pay” clause, or under any gas balancing, deferred production or similar arrangement to deliver oil, gas or other minerals produced from or allocated to any of the Acquired Assets at some future time without receiving full payment therefor at the time of delivery.

7.17 Securities Law Compliance.

(a) Seller is an accredited investor as defined in Regulation D under the Securities Act. Seller (A) is acquiring the Common Stock for its own account and not with a view to distribution, as that term is used in Section 2(11) of the Securities Act, (B) has sufficient knowledge and experience in financial and business matters so as to be able to evaluate the merits and risk of an investment in the Common Stock and is able financially to bear the risks thereof, and (C) understands that the Common Stock will, upon issuance, be characterized as “restricted securities” under state and federal securities Laws and that under such Laws and applicable regulations cannot be resold unless the resale of the Common Stock is registered under the Securities Act or unless an exemption from registration is available.

(b) Seller has experience in analyzing and investing in companies similar to Purchaser and is capable of evaluating the merits and risks of its decisions with respect to such matters and has the capacity to protect its own interests.

(c) Seller has not been offered the Common Stock by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to Seller’s Knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising.

(d) To the extent necessary, Seller has retained and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of such matters.

21

(e) Seller has had an opportunity to discuss Purchaser’s business, management and financial affairs with the members of Purchaser’s management and has had an opportunity to ask questions of the officers and other representatives of Purchaser, which questions, if any, were answered to its satisfaction.

(f) Neither the Purchaser, nor any other party, has supplied Seller any information regarding the Common Stock or an investment in the Common Stock other than as contained in this Agreement and the SEC Documents, and Seller is relying on its own investigation and evaluation of the Purchaser and the Common Stock and not on any other information.

(g) Seller understands and agrees that a legend has been or will be placed on any certificate(s) or other document(s) evidencing the Common Stock in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (I) THEY SHALL HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND ANY APPLICABLE STATE SECURITIES ACT, OR (II) THE CORPORATION SHALL HAVE BEEN FURNISHED WITH AN OPINION OF COUNSEL, SATISFACTORY TO COUNSEL FOR THE CORPORATION.”

7.18 Financial Statements of Seller. (a) To Seller’s Knowledge, Seller represents and warrants Schedule 7.18 sets forth true and complete copies of the unaudited financial statements of Seller (including statements of revenues and direct operating expenses pertaining to the assets of Seller, including all notes and schedules thereto, for the periods described therein (the “Seller Financial Statements”). Except as set forth on Schedule 7.18, Seller Financial Statements have been prepared from the books and records of the Seller in accordance with GAAP applied on a consistent basis throughout the periods covered thereby (except as otherwise stated in the footnotes or the audit opinions related thereto) and present fairly in accordance with GAAP, in all material respects, the revenues and direct operating expenses pertaining to such Acquired Assets for the periods described therein. Since June 30, 2021, Seller has not effected any change in any method of accounting or accounting practice, except for any such change required because of a concurrent change in GAAP.

7.19 Certain Limitations; Schedules. Any representation of Seller in this Article VII that relates to Acquired Assets in which Seller is a non-operator under a joint operating agreement or similar agreement is limited to the Knowledge of Seller. Inclusion of a matter on a schedule attached hereto with respect to a representation or warranty that addresses matters being material or having a Material Adverse Effect shall not be deemed to establish any materiality standard and shall not be deemed an indication that such matter is material or does, or may, have a Material Adverse Effect. Likewise, the inclusion of a matter on a Schedule to this Agreement in relation to a representation or warranty shall not be deemed an admission of liability or an indication that such matter necessarily would, or may, breach such representation or warranty absent its inclusion on such Schedule. Matters may be set forth on a Schedule for information purposes only, do not necessarily include other matters of a similar nature and shall not expand the scope of the representations and warranties set forth in this Agreement. Any matter set forth in any Schedule shall be deemed to be disclosed for each other Schedule to the extent it is reasonably apparent that such disclosure is applicable to such other Schedule.

22

7.20 Royalties, Etc. To Seller’s Knowledge, except for such items that are being held in suspense as permitted pursuant to applicable Law, Seller has paid in all material respects all Royalties, overriding royalties and other burdens on production due by Seller with respect the Acquired Assets.

7.21 Drilling Obligations. To Seller’s Knowledge, except to the extent of those obligations previously fulfilled by Seller or any of its predecessors, none of the Acquired Leases or any Acquired Contract contain express provisions obligating Seller to drill any wells on the Acquired Assets (other than provisions requiring optional drilling as a condition of maintaining or earning all or a portion of a presently non-producing lease).

7.22 Current Bonds. To Seller’s Knowledge, Schedule 7.22 contains a list of all surety bonds, letters of credit, guarantees and other similar instruments maintained by Seller or any of their Affiliates with respect to the Acquired Assets.

7.23 Non-Consent Operations. To Seller’s Knowledge, except as provided in Schedule 7.23, no operations are being conducted or have been conducted with respect to the Acquired Assets as to which Seller has elected to be a nonconsenting party under the terms of the applicable operating agreement and with respect to which Seller has not yet recovered its full participation.

7.24 Partnerships. To Seller’s Knowledge, none of Seller’s interests in the Acquired Assets is subject to tax partnership reporting for federal income tax purposes.

7.25 Absence of Certain Changes. Between the Seller Balance Sheet Date and the Execution Date, except as set forth on Schedule 7.25, Seller has operated in the Ordinary Course of Business.

7.26 Employee Benefits.

(a) Set forth in Schedule 7.26 of the Disclosure Schedule is a complete and correct list of all employee benefit plans and programs, including, without limitation, all plans and programs providing for retirement, profit sharing, 401(k) plans, other savings, bonus, incentive-compensation, deferred-compensation programs, profit-sharing, equity-based compensation, hospitalization, medical, life or disability insurance, severance, change-in-control, salary-continuation, vacation, holiday, sick-leave, fringe-benefit or welfare plan (“Employee Plans”) that are maintained or contributed to by Seller or any other corporation or trade or business controlled by, controlling or under common control with Seller (within the meaning of Section 414 of the Code or Section 4001(a)(14) or 4001(b) of ERISA) (“ERISA Affiliate”).

(b) Seller has made available to Purchaser true, accurate and complete copies of (i) the documents (including summary plan descriptions, summaries of material modifications, employee handbooks and other written communications) comprising each Employee Plan; (ii) all trust agreements, insurance contracts or any other funding instruments related to the Employee Plans; (iii) all rulings, determination letters, no-action letters or advisory opinions from the IRS, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other Governmental Authority that pertain to each Employee Plan and any open requests therefor; and (iv) the most recent actuarial and financial reports (audited and/or unaudited) and the annual reports filed with any Governmental Authority with respect to the Employee Plans during the current year and each of the three preceding years.

(c) Full payment has been made of all amounts that are required under the terms of each Employee Plan to be paid as contributions with respect to all periods prior to and including the last day of the most recent fiscal year of such Employee Plan ended on or before the date of this Agreement and all periods thereafter prior to and including the Closing Date. Seller has paid in full all required insurance premiums, subject only to normal retrospective adjustments in the ordinary course, with regard to the Employee Plans for all policy years or other applicable policy periods ending on or before the Closing Date.

23

(d) No Seller or ERISA Affiliate has any Employee Plan that is (i) a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA (“Multiemployer Plan”), and there is no other Multiemployer Plan to which Seller or ERISA Affiliate has at any time had an obligation to contribute; or (ii) a “defined benefit pension plan” subject to Code Section 412.

(e) Seller is in compliance, in all material respects, with the applicable continuation requirements for its welfare benefit plans, including (1) Section 4980B of the Code and Sections 601 through 608, inclusive, of ERISA, which provisions are hereinafter referred to collectively as “COBRA” and (2) any applicable state statutes mandating health insurance continuation coverage for employees. No Employee Plan provides death or medical benefits, whether or not insured, with respect to any current or former employee of Seller, or any spouse or dependent of such employee, beyond such employee’s retirement or other termination of employment with Seller other than coverage mandated by COBRA or any applicable state statute.

(f) The form of all Employee Plans is in material compliance with the applicable terms of ERISA, the Code, and any other applicable laws.

(g) Seller has maintained workers’ compensation coverage as required by applicable state Law.

7.27 Employees. Schedule 7.27 contains a complete and accurate list of the employees employed by Seller on the date hereof, including each employee on leave of absence or layoff status and further lists each such employee’s name; employer; job title; date of hire; date of current leave of absence or layoff, if applicable; part-time or full-time status; current compensation paid or payable; sick and vacation leave that is accrued but unused; and service credited for purposes of vesting and eligibility to participate under any Employee Plan.

7.28 Permits. To Seller’s Knowledge, Seller possesses all material permits, licenses, orders, approvals, variances, waivers, franchises, rights, and other authorizations, required to be obtained from any Governmental Authority for conducting its business with respect to the Acquired Assets as presently conducted. To Seller’s Knowledge, any Third Parties which operate any of the Acquired Assets possess all material permits, licenses, orders, approvals, variances, waivers, franchises rights, and other authorizations, required to be obtained from any Governmental Authority for conducting their business with respect to such Third Party’s assets and there are no material uncured violations of the terms and provisions of such authorizations. With respect to each such permit, Seller has not received written notice from any Governmental Authority of any violations of such permits that remain uncured.

7.29 Labor Relations. Seller has complied in all material respects with all Laws relating to employment practices, terms and conditions of employment, equal employment opportunity, nondiscrimination, nonretaliation, immigration, wages, hours, benefits, collective bargaining and the payment of social security and similar Taxes with respect to their respective employees. Seller is not liable for the payment of any material Taxes, fines, penalties, or other amounts, however designated, for failure to comply with any of the foregoing Laws. There is no unfair labor practice, charge or complaint or other proceeding pending or, to the Seller’s Knowledge, threatened against the Acquired Assets or the Seller. The Seller has no liability with respect to, any collective bargaining agreement or other labor union contract applicable to Persons employed by the Seller, and to Seller’s Knowledge there are not any activities or proceedings of any labor union or other Person to organize Seller’s employees. There is no labor strike, slowdown, work stoppage or lockout pending or, to the Seller’s Knowledge, threatened, against the Seller or the Acquired Assets.

24

7.30 Certain Business Practices. In the past three (3) years, Seller and its employees or other representatives (a) have not used and is not using any funds for any unlawful contributions, unlawful gifts, unlawful entertainment or other unlawful expenses; (b) have not made any direct or indirect unlawful payments to any foreign or domestic Government Official; (c) have not violated and is not violating the U.S. Foreign Corrupt Practices Act of 1977 and all other applicable anti-bribery, anti-corruption and anti-money laundering Laws (the “Anti-Corruption Laws”); (d) have not established or maintained, and is not maintaining, any unlawful or unrecorded fund of monies or other properties; (e) has not made, and is not making, any bribe, rebate, payoff, influence payment, kickback or other unlawful payment, or paid or paying any fee, commission or other payment that has not been properly recorded on its accounting books and records as required by the Anti-Corruption Laws; or (f) has not otherwise given or received anything of value to or from a Government Official or an intermediary for payment to any individual including Government Officials for the purpose of obtaining or retaining business.

7.31 Insurance. As of the date of this Agreement and through the Closing Date, Seller (or its Affiliates) has, and has caused all Affiliate operators of the Wells to have, with respect to the Wells and Seller’s employees, insurance coverage in amounts and on terms that are commercially reasonable and customary for a prudent owner and, as the case may be, operator, of such Wells. Schedule 7.31 sets for a listing of all insurance policies maintained by Seller, and with respect to each policy (i) the limits of provided under such policy, (ii) the type of coverage provided under such policy and (iii) a description of any existing claims being processed under such coverage.

Article VIII

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser represents and warrants to Seller, as of the Execution Date or such other date as may be expressly provided below in this Article VIII, as follows:

8.1 Organization, Existence, and Qualification. Purchaser is a corporation duly formed and validly existing under the Laws of State of Wyoming and Purchaser has all requisite power and authority to own and operate its property and to carry on its business as now conducted. Purchaser is duly licensed or qualified to do business as a foreign corporation in all jurisdictions in which it carries on business or owns assets and such qualification is required by Law except where the failure to be so qualified would not have a material adverse effect upon the ability of Purchaser to consummate the transactions contemplated by this Agreement. Purchaser is duly licensed or qualified to do business in the States of Texas, Oklahoma, Kansas, New Mexico and Mississippi. At Closing, Purchaser will be duly licensed or qualified to do business in the State of Montana

8.2 Authority, Approval, and Enforceability. Purchaser has full power and authority to enter into and, subject to obtaining Shareholder Approval and Additional Listing Approval, perform this Agreement and the Transaction Documents to which it is a party and the transactions contemplated herein and therein. The execution, delivery, and performance by Purchaser of this Agreement have been duly and validly authorized and approved by all necessary action on the part of Purchaser, subject to obtaining Shareholder Approval. The Shareholder Approval is the only vote or consent of the holders of any class or series of Purchaser’s capital stock necessary to approve and adopt this Agreement and consummate the transactions contemplated hereby. This Agreement is, and the Transaction Documents to which Purchaser is a party when executed and delivered by Purchaser will be, the valid and binding obligation of Purchaser and enforceable against Purchaser in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium, and similar Laws, as well as to principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at Law).

25

8.3 Bankruptcy. There are no bankruptcy, reorganization or receivership Proceedings pending, being contemplated by or, to Purchaser’s Knowledge, threatened against Purchaser or its Affiliates, and neither Purchaser nor any of its Affiliates is insolvent or generally not paying its debts as they become due.

8.4 Brokers’ Fees. Neither Purchaser nor any of its Affiliates has incurred any liability, contingent or otherwise, for brokers’, finders’, or similar fees in respect of the Contemplated Transactions for which Seller or its Affiliates will have any responsibility whatsoever.

8.5 No Conflicts. Assuming receipt of Shareholder Approval and all consents and approvals from Third Parties applicable to the Contemplated Transactions, and except as would not have a material adverse effect upon the ability of Purchaser to consummate the Contemplated Transactions or perform its obligations hereunder, the execution, delivery, and performance by Purchaser of this Agreement and the consummation of the Contemplated Transactions will not (a) conflict with or result in a breach of any provision of the Organizational Documents of Purchaser, (b) result in a default or the creation of any Lien or give rise to any right of termination, cancellation, or acceleration under any of the terms or provisions of any note, bond, mortgage, indenture, or other similar instrument to which Purchaser is a party or by which Purchaser or any of its assets may be bound, or (c) violate any Law or Order applicable to Purchaser or any of its assets.

8.6 Consents. Except for Customary Post-Closing Consents and the Shareholder Approval, there are no consents or approvals of any Third Party that Purchaser is required to obtain in connection with the consummation of the Contemplated Transactions by Purchaser.

8.7 Financing. As of both the Execution Date and Closing, Purchaser has sufficient cash in immediately available funds with which to pay the Cash Consideration, consummate the Contemplated Transactions, consummate the transactions contemplated by the Other PSAs and perform its obligations under this Agreement, the Other PSAs and the Transaction Documents.

8.8 Regulatory. Purchaser is qualified to own and assume operatorship of the Acquired Assets in all jurisdictions where the Acquired Assets are located, and the consummation of the Contemplated Transactions will not cause Purchaser to be disqualified as such an owner or operator or to exceed any acreage limitations imposed by Law. To the extent required by any applicable Laws, Purchaser shall, as of the Closing Date, (a) hold all Permits, lease bonds, and any other surety or similar requirements as may be required by, and in accordance with, all applicable Laws governing the ownership and operation of the Acquired Assets and (b) have filed any and all required reports necessary for such ownership and operation with all Governmental Authorities having jurisdiction over such ownership and operation.

8.9 Independent Evaluation. Purchaser is sophisticated in the evaluation, purchase, ownership, and operation of oil and gas properties and related facilities, and has retained and taken advice concerning the Acquired Assets, the Assumed Liabilities, and the Contemplated Transactions from attorneys, advisors, and consultants that are knowledgeable about the oil and gas business and the Laws applicable to the Acquired Assets, the Assumed Liabilities, and the Contemplated Transactions. Purchaser has been afforded a reasonable and appropriate opportunity to inspect the Acquired Assets, visit the offices of Seller, and to examine the Acquired Data, the Acquired Records, and other documents and materials requested by Purchaser or its authorized representatives or advisors with respect to the Acquired Assets and Assumed Liabilities (the “Background Materials”). Purchaser has made all such reviews and inspections of the Acquired Assets and Background Materials as Purchaser has deemed necessary or appropriate to enter into this Agreement and consummate the Contemplated Transactions and that, at Closing, Purchaser shall be deemed to have knowledge of all facts contained in such Background Materials, in the Data Room, or that would have been discovered by Purchaser’s Entity Representatives’ exercise of reasonable care and due diligence in the course of such investigation, verification, analysis, and evaluation. In making its decision to enter into this Agreement and consummate the Contemplated Transactions, Purchaser has relied solely on the terms of this Agreement and its own independent investigation and evaluation of the Acquired Assets and the advice of its own legal, Tax, economic, environmental, engineering, geological, and geophysical advisors and not on any comments, statements, projections, or other material made or given by any representative, consultant, or advisor of Seller. Except as expressly provided in this Agreement, the Indemnified Seller Parties shall not have any Liability to Purchaser or any other Indemnified Purchaser Party arising out of or resulting from any authorized or unauthorized use, disclosure, or reliance on the Background Materials or other information and data relating to the Acquired Assets or the Assumed Liabilities provided by or on behalf of Seller or any other Indemnified Seller Party.

26

8.10 Accredited Investor. Purchaser is an “accredited investor,” as such term is defined in Regulation D of the Securities Act, and will acquire the Acquired Assets for its own account and not with a view to a sale or distribution thereof in violation of the Securities Act, and the rules and regulations thereunder, any applicable state blue sky Laws, or any other applicable securities Laws. Purchaser has such knowledge, sophistication, and experience in business and financial matters and in the ownership and operation of oil and gas properties and assets that Purchaser is capable of evaluating the merits and risks of the acquisition of the Acquired Assets, and has so evaluated the merits and risks of such acquisition. Purchaser is able to bear the economic risk of its acquisition of the Acquired Assets, and is able to afford a complete loss of such investment. Purchaser understands and acknowledges that neither the United States Securities and Exchange Commission nor any federal, state, or foreign agency has passed upon the Acquired Assets or made any finding or determination as to the fairness of an investment in the Acquired Assets or the accuracy or adequacy of the disclosures made to Purchaser, and, except as expressly set forth in Article XII, Purchaser waives its right of rescission and is not entitled to cancel, terminate, or revoke this Agreement.

8.11 Taxes. Except as set forth in Schedule 8.11, to Purchaser’s Knowledge, (i) the Purchaser and each of its subsidiaries has timely filed all Tax Returns required to be filed by it and all such Tax Returns were correct and complete in all material respects, (ii) all Taxes owned by Purchaser and its subsidiaries, whether or not shown on any Tax Return, have been timely paid, (iii) all Taxes that the Purchaser or any of its subsidiaries was required by Law to withhold or collect were duly withheld or collected and, to the extent required, were timely paid to the appropriate Governmental Authority; (iv) there are no Liens on any of the assets of the Purchaser or any of its subsidiaries relating to Taxes, other than Permitted Encumbrances; (v) Purchaser and its subsidiaries is not doing business in or engaged in a trade or business in any jurisdiction in which it has not filed applicable Tax Returns; (vi) there are no audits or investigations relating to Taxes pending or threatened in writing against the Purchaser or its subsidiaries, (vii), Purchaser has not received notice from, and to Purchaser’s Knowledge, it has not been threatened by any Governmental Authority with respect to any matter that, with the passage of time, could constitute a breach of any representation set forth in Sections 8.11(i)-(vi), above and (viii) Purchaser is not an entity described in Treasury Regulation Section 1.351-1(c)(1)(ii)).

8.12 Litigation. Except as set forth in the SEC Documents or Schedule 8.12, as of the Execution Date, there are no Proceedings pending or, to Purchaser’s Knowledge, threatened in writing by or before any Governmental Authority against Purchaser or its subsidiaries or any of their respective officers, directors, properties or assets.

8.13 Legal Compliance. To Purchaser’s Knowledge, except as set forth in the SEC Documents or Schedule 8.13, Purchaser and each of its subsidiaries are and, since December 31, 2020, have been in material compliance with, all Laws or Orders applicable to Purchaser or any of its subsidiaries or by which Purchaser or any of its subsidiaries or any of their respective businesses or properties is bound. Since December 31, 2020, no Governmental Authority has issued any notice or notification stating that Purchaser or any of its subsidiaries is not in compliance with any Law in any material respect. This Section 8.13 does not include (a) any tax matters, such matters being addressed exclusively in Schedule 8.11, or (b) any Environmental Matters, such matters being addressed exclusively in Section 8.14.

27

8.14 Environmental.

(a) Except as set forth in Schedule 8.14, to Purchaser’s Knowledge, Purchaser’s ownership, use and operation of the Existing Purchaser Assets is in compliance with all applicable Environmental Laws, except for such failures to comply as have not had, and would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(b) To Purchaser’s Knowledge (other than de minimis amounts of Hydrocarbons related to the exploration or production process), Purchaser has not received any written notice from any Governmental Authority asserting (A) any failure to comply with any Environmental Law; (B) a Release of Hazardous Materials into the environment or onto the Existing Purchaser Assets or the obligation to undertake or bear the cost of any Remedial Action; or (C) property damage, diminution in value, or personal injury related to the use or Release of Hazardous Materials in connection at or on the Existing Purchaser Assets, in each case (clauses (A) through (C)) where such written notice remains uncured or unabated.

8.15 Material Contracts. To Purchaser’s Knowledge, Schedule 8.15 lists all Existing Purchaser Contracts which are Material Contracts. To Purchaser’s Knowledge, except as set forth in Schedule 8.15, there exists no default under any Material Contract that is an Existing Purchaser Contract by Purchaser.

8.16 Current Commitments. To Purchaser’s Knowledge, Schedule 8.16 sets forth, as of the Execution Date, all outstanding Third Party authorities for expenditures or other written capital commitments (“AFEs”) that (a) relate to and are binding on the Existing Purchaser Assets, (b) are due within ninety (90) days after Closing, and (c) require, individually, an expenditure by Purchaser in excess of $100,000 (net to Purchaser’s interest). Seller acknowledges that the amounts shown on Schedule 8.16 with respect to any operations or projects are estimates only and Purchaser makes no representation or warranty concerning the actual costs of the operations or activities to which such AFEs relate.

8.17 Capitalization.

(a) As of the Execution Date, the authorized capital stock of Purchaser consists of an unlimited number of authorized shares of Common Stock and 100,000 shares of preferred stock, and there were 4,676,301 issued and outstanding shares of Common Stock, no issued and outstanding shares of preferred stock and no shares of Common Stock or preferred stock held in treasury. All issued and outstanding equity interests of Purchaser are duly authorized, validly issued, and fully paid (to the extent required under the Organizational Documents of Purchaser and applicable state and federal securities Laws), non-assessable and free of preemptive rights. All issued and outstanding equity interests of Purchaser were issued in compliance with applicable Laws. Purchaser does not have outstanding unitholder purchase rights, a “poison pill” or any similar arrangement in effect.

(b) As of the close of business on the Execution Date, Schedule 8.17 sets forth with respect to each subsidiary of Purchaser, (i) a complete listing of all equity interests of each subsidiary of Purchaser that are outstanding, by par value, class and designated series, as applicable, (ii) the number of equity interests of each subsidiary that are reserved for issuance under any agreement, whether written or otherwise and (iii) the number of equity interests held as treasury interests by each subsidiary. All issued and outstanding equity interests of each subsidiary of Purchaser are duly authorized, validly issued, and fully paid (to the extent required by the applicable Organizational Documents), non-assessable and free of preemptive rights. Except as set forth in the applicable Organizational Documents of such Person, no subsidiary of Purchaser is subject to any equity holder purchase rights, a poison pill or any similar arrangement.

28

(c) Except as set forth on Schedule 8.17, (i) there are no outstanding securities of Purchaser convertible into, exchangeable or exercisable for equity interests of Purchaser, (ii) authorized or outstanding options, preemptive rights, redemption rights, repurchase rights, warrants or other rights to purchase or acquire from Purchaser, or obligations of Purchaser to issue or sell, any equity interests, including securities convertible into or exchangeable for equity interests of Purchaser, (iii) equity equivalents, interests in the ownership or earnings, or other similar rights of or with respect to Purchaser, (iv) authorized or outstanding bonds, debentures, notes or other indebtedness that entitle the holders to vote (or convertible or exercisable for or exchangeable into securities that entitle the holders to vote) with holders of Common Stock on any matter or (v) voting trust agreements or other contracts restricting or otherwise relating to voting, dividend rights or disposition of the partnership interests or other equity interests of Purchaser.

(d) The shares of Common Stock being issued to Seller pursuant to this Agreement are duly authorized by Purchaser prior to the Closing Date, and when issued and delivered to Seller in accordance with the terms of this Agreement, will be duly authorized, validly issued and fully paid (to the extent required under the Organizational Documents of Purchaser and applicable state and federal securities Laws), non-assessable and free of preemptive rights and any and all Liens and restrictions on transfer, other than restrictions on transfer under this Agreement or applicable state and federal securities Laws.

(e) There are no contracts, agreements or understandings between Purchaser and any Person granting such person the right (other than rights which have been satisfied) to require Purchaser to file a registration statement under the Securities Act with respect to any securities of Purchaser owned or to be owned by such person or to require Purchaser to include such securities in any registration statement filed pursuant to or in connection with the Contemplated Transactions or in any securities being registered pursuant to any other registration statement filed by Purchaser under the Securities Act.

8.18 SEC Documents and Financial Statements. Except as set forth on Schedule 8.18, for the past five (5) years, Purchaser has timely filed or furnished with the SEC all reports, schedules, forms, statements, and other documents (including exhibits and other information incorporated therein) required to be filed or furnished by it under the Securities Act or the Exchange Act (all such documents, collectively, the “SEC Documents”). The SEC Documents, including any audited or unaudited consolidated financial statements and any notes thereto or schedules included therein (the “Purchaser Financial Statements”), at the time filed or furnished (except to the extent amended or superseded by a subsequently filed or furnished SEC Document filed or furnished prior to the Execution Date) (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the light of the circumstances under which they were made) not misleading, (b) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as applicable and (c) complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. True, correct, and complete copies of all SEC Documents are publicly available in the Electronic Data Gathering, Analysis, and Retrieval database of the SEC, and to the extent that any SEC Document available on such database contains redactions pursuant to a request for confidential treatment or otherwise, Purchaser has made available to Seller, upon request, the full text of all such SEC Documents that it has so filed or furnished with the SEC. The Purchaser Financial Statements were prepared from the books and records of Purchaser in accordance with the requirements of Regulation S-X under the Securities Act and GAAP applied on a consistent basis during the periods covered thereby and subject, in the case of interim financial statements, to normal year-end adjustments, and present fairly in accordance with GAAP, in all material respects, the consolidated financial position and the results of operations of Purchaser and its consolidated subsidiaries as of, and for the periods ended on, such applicable dates. The other financial information of Purchaser, including non-GAAP financial measures, if any, contained or incorporated by reference in the SEC Documents has been derived from the accounting records of Purchaser, and fairly presents in all material respects the information purported to be shown thereby. Nothing has come to the attention of Purchaser that has caused it to believe that the statistical and market-related data included in the SEC Documents is not based on or derived from sources that are reliable and accurate in all material respects as of the date on which the applicable SEC Documents were filed. Based on an annual evaluation of disclosure controls and procedures, except as set forth in the SEC Documents, Purchaser is not aware of (i) any significant deficiency or material weakness in the design or operation of internal controls over financial reporting that are likely to adversely affect its ability to record, process, summarize and report financial data or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls over financial reporting of Purchaser. The unaudited balance sheet of Purchaser dated as of June 30, 2021 contained in the SEC Documents filed prior to the date hereof is hereinafter referred to as the “Purchaser Balance Sheet.” Neither Purchaser nor any of its subsidiaries has any Liabilities other than Liabilities that: (i) are reflected or reserved against in the Purchaser Balance Sheet (including in the notes thereto); (ii) were incurred since the date of the Purchaser Balance Sheet in the ordinary course of business consistent with past practice; or (iii) are incurred in connection with the transactions contemplated by this Agreement.

29

8.19 Independent Registered Public Accounting Firm. Plante & Moran, PLLC, which has audited the financial statements of Purchaser and its consolidated subsidiaries and delivered its report with respect to the audited consolidated financial statements contained or incorporated by reference in the SEC Documents, is an independent registered public accounting firm with respect to Purchaser within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission and the Public Company Accounting Oversight Board (United States). Plante & Moran, PLLC has not resigned or been dismissed as independent registered public accountants of Purchaser as a result of or in connection with any disagreement with Purchaser on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

8.20 Controls and Procedures; Listing; Investment Company. Purchaser has established and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) designed to give reasonable assurance that information relating to Purchaser required to be disclosed in the SEC Documents is recorded, summarized and reported within the time periods specified by the SEC and that such information is communicated to Purchaser’s management. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and Purchaser has not received any written notification that the SEC is contemplating terminating such registration. The Common Stock is listed on the NASDAQ, and Purchaser has not received any notice of delisting or that Purchaser is not in compliance with the listing or maintenance requirements of such exchange, except for notices which have since been satisfied to the noticing authority’s satisfaction as of the Execution Date. At Closing, Purchaser shall meet all listing requirements of the NASDAQ and shares of Common Stock being issued to Seller pursuant to this Agreement shall be listed on the NASDAQ. Purchaser has taken no action that is designed to terminate the registration of the Common Stock under the Exchange Act. Purchaser is not, and is not an Affiliate of, and immediately after the Closing, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

8.21 Contractual Restrictions. Purchaser is not a party to, and no Purchaser Existing Assets are bound by or subject to, any contract or agreement containing (a) any material restriction on Purchaser or its Affiliates from freely engaging in any business or competing anywhere or (b) any material standstill restriction or similar restriction on Purchaser or its Affiliates from acquiring equity or voting securities of a Third Party, in each case, that is or will be binding upon Seller or any of their respective Affiliates as a result of being Affiliated with Purchaser or by virtue of owning the Common Stock issued to Seller pursuant to the terms and conditions of this Agreement.

30

8.22 Form S-3 Eligibility. As of the Execution Date, Purchaser is eligible to register for resale by Seller under Form S-3 promulgated under the Securities Act the Common Stock issued to Seller pursuant to the terms and conditions of this Agreement.

8.23 Exemptions from Securities Laws. Provided that the representations made by Seller in Section 7.17 are true and accurate on the Closing Date in all material respects, the Common Stock issued to Seller pursuant to the terms and conditions of this Agreement will be exempt from the registration requirements of the Securities Act, and no document will be required to be filed (except to the extent deemed necessary by Purchaser, a Form D), no proceeding will be required to be taken and no permit, approval, consent or authorization will be required to be obtained by Purchaser under the Securities Act in connection with such issuance. At Closing, Purchaser shall meet all listing requirements of the NASDAQ.

8.24 Absence of Certain Changes. During the time Purchaser has owned the Existing Purchaser Assets, (i) there has not been any circumstance, condition, event or state of facts which has had or would be reasonably expected to have, a material effect on the Existing Purchaser Assets, and (ii) except for matters relating to the Contemplated Transaction or described in the schedules to this Agreement, the Existing Purchaser Assets have been operated, in all material respects, only in the Ordinary Course of Business, except as disclosed in the SEC Documents.

8.25 Board Approval. The Board of Directors of Purchaser, by resolutions duly adopted by a unanimous vote at a meeting of all directors of Purchaser duly called and held and, not subsequently rescinded or modified in any way, has: (a) determined that this Agreement, the Other PSAs and the transactions contemplated hereby and thereby, including the issuance and sale of Common Stock, upon the terms and subject to the conditions set forth herein and therein, are fair to, and in the best interests of, Purchaser and Purchaser’s shareholders; (b) approved and declared advisable this Agreement and the Other PSAs, including the execution, delivery, and performance hereof and thereof, and the consummation of the transactions contemplated by this Agreement and the Other PSAs, including issuance and sale of Common Stock, upon the terms and subject to the conditions set forth herein and therein; (c) directed that this Agreement and the Other PSAs be submitted to a vote of Purchaser’s shareholders for adoption at the Shareholders Meeting; and (d) resolved to recommend that Purchaser’s shareholders vote to approve the Contemplated Transaction and the transactions contemplated by the Other PSAs, including the issuance of Common Stock to Seller, Lubbock and Banner, as required to satisfy the rules and regulations of the NASDAQ and applicable Law (collectively, the “Board Recommendation”). No “fair price,” “moratorium,” “control share acquisition,” “supermajority,” “affiliate transactions,” “business combination,” or other similar anti-takeover statute or regulation enacted under any federal, state, local, or foreign laws applicable to Purchaser is applicable to this Agreement, the Other PSAs or any of the transactions contemplated hereby or thereby.

8.26 Fairness Opinion. Purchaser has received the written opinion of the Financial Advisor (and has provided a copy of such opinion to Seller) to the effect that, as of the date of this Agreement and based upon and subject to the qualifications and assumptions set forth therein, the Contemplated Transaction and the transactions contemplated by the Other PSAs are fair, from a financial point of view, to the holders of shares of Common Stock, and, as of the date of this Agreement, such opinion has not been withdrawn, revoked, or modified.

31

8.27 Other PSA Diligence. (a) Purchaser has no reason to believe that any of the representations and warranties of the “Sellers” under the Other PSAs are not true and correct in all material respects, (b) Purchaser has provided Seller, prior to the Execution Date, with written copies of all reports, results, data, analyses, and other materials prepared by or for Purchaser and/or any of its Entity Representatives or title or environmental contractors in connection with any title and/or environmental due diligence reviews, inspections, or assessments performed by or on behalf of Purchaser with respect to any of the “Acquired Assets” under the Other PSAs, and (c) except as otherwise set forth on Schedule 8.27 or on any schedule to the Other PSAs, to Purchaser’s Knowledge, there are no Liens or other material defects in title (other than Permitted Encumbrances), and no material Environmental Matters that may result in Liabilities under Environmental Laws, in each case, affecting any of the “Acquired Assets” under the other PSAs.

8.28 Royalties, Etc. To Purchaser’s Knowledge, except for such items that are being held in suspense as permitted pursuant to applicable Law, Purchaser has paid in all material respects all Royalties, overriding royalties and other burdens on production due by Purchaser with respect the Existing Purchaser Assets.

8.29 Non-Consent Operations. To Purchaser’s Knowledge, except as provided in Schedule 8.29, no operations are being conducted or have been conducted with respect to the Existing Purchaser Assets as to which Purchaser has elected to be a nonconsenting party under the terms of the applicable operating agreement and with respect to which Purchaser has not yet recovered its full participation.

8.30 Permits. To Purchaser’s Knowledge, Purchaser possesses all material permits, licenses, orders, approvals, variances, waivers, franchises, rights, and other authorizations, required to be obtained from any Governmental Authority for conducting its business with respect to the Existing Purchaser Assets as presently conducted. To Purchaser’s Knowledge, any Third Parties which operate any of the Existing Purchaser Assets possess all material permits, licenses, orders, approvals, variances, waivers, franchises rights, and other authorizations, required to be obtained from any Governmental Authority for conducting their business with respect to such Third Party’s assets and there are no material uncured violations of the terms and provisions of such authorizations. With respect to each such permit, Purchaser has not received written notice from any Governmental Authority of any violations of such permits that remain uncured.

Article IX

CERTAIN COVENANTS AND AGREEMENTS

9.1 Conduct of Business Prior to Closing by Seller.

(a) Operational Covenants. Except (1) as set forth in Schedule 9.1, (2) for the operations covered by the AFEs described in Schedule 7.14, such operations as are required pursuant to any Acquired Lease, Acquired Contract, or applicable Law, and operations undertaken in the Ordinary Course of Business, (3) as required in the event of an emergency to protect life, property, or the environment, and (4) as expressly contemplated by this Agreement or expressly consented to in writing by Purchaser (which consent shall not be unreasonably delayed, withheld, or conditioned), Seller shall, from and after the Execution Date until Closing:

(i) subject to interruptions resulting from force majeure, mechanical breakdown, and planned maintenance, use its commercially reasonable efforts to operate or cause to be operated the Acquired Assets in the Ordinary Course of Business;

(ii) maintain, or cause to be maintained, the books of account and records relating to the Acquired Assets in the usual, regular, and ordinary manner and in accordance with the usual accounting practices of Seller;

32

(iii) not (A) enter into an Acquired Contract that, if entered into on or prior to the Execution Date, would have been required to be listed on Schedule 7.13, or (B) terminate (unless the term thereof expires pursuant to the provisions existing therein) or materially amend the terms of any Material Contract, except contracts terminable by Seller with notice of sixty (60) days or less without penalty or detriment;

(iv) not terminate (unless the term thereof expires pursuant to the provisions existing therein), materially amend, or surrender any material rights under any Acquired Lease or material Acquired Easement, provided that Seller shall be permitted to exercise, secure, and acquire Lease renewals and extensions (and amend any Acquired Lease to provide for renewal or extension) in the Ordinary Course of Business; and

(v) not transfer, sell, mortgage, pledge, or dispose of any material portion of the Acquired Assets other than (A) the sale and/or disposal of Hydrocarbons in the Ordinary Course of Business and (B) sales of equipment that is no longer necessary in the operation of the Acquired Assets or for which replacement equipment has been or will be obtained.

(b) AFEs. With respect to any AFE received by Seller after the Execution Date and prior to Closing that is estimated to cost in excess of $100,000 (net to Seller’s interest), Seller shall forward a copy of such AFE to Purchaser as soon as is reasonably practicable and thereafter the Parties shall consult with each other regarding whether or not Seller should elect to participate in such operation. Purchaser agrees that it will timely respond to any written request for consent pursuant to this Section 9.1(b). In the event the Parties are unable to agree within five (5) Business Days (unless a shorter time is reasonably required by the circumstances and such shorter time is specified in Seller’s notice) of Purchaser’s receipt of any consent request as to whether or not Seller should elect to participate in such operation, Seller’s decision shall control and such operation shall be deemed to have been consented to by Purchaser.

(c) Requests for Approval. Requests for approval of any action restricted by this Section 9.1 shall be delivered to any of the following individuals, each of whom shall have full authority to grant or deny such requests for approval on behalf of Purchaser:

Ryan Smith

Don Kessel

Purchaser’s approval of any action restricted by this Section 9.1 shall not be unreasonably withheld, delayed, or conditioned and shall be considered granted in full within five (5) Business Days (unless a shorter time is reasonably required by the circumstances and such shorter time is specified in Seller’s notice) of Seller’s notice to Purchaser requesting such consent unless Purchaser notifies Seller to the contrary during that period.

(d) Other Working Interest Owners. Purchaser acknowledges Seller owns undivided interests in certain of the properties comprising the Acquired Assets that it does not operate, and Purchaser agrees that the acts or omissions of the other working interest owners (including the operators) who are Seller or any Affiliates of Seller shall not constitute a breach of the provisions of this Section 9.1, nor shall any action required by a vote of working interest owners constitute such a breach so long as Seller has voted its interest in a manner that complies with the provisions of this Section 9.1.

(e) Liability of Seller. Without expanding any obligations which Seller may have to Purchaser, it is expressly agreed that Seller shall never have any liability to Purchaser with respect to any breach or failure of Section 9.1 greater than that which it might have as the operator to a non-operator under the applicable operating agreement (or, in the absence of such an agreement, under the AAPL 610 (1989 Revision) form Operating Agreement), IT BEING RECOGNIZED THAT, UNDER SUCH AGREEMENTS AND SUCH FORM, THE OPERATOR IS NOT RESPONSIBLE FOR ITS OWN NEGLIGENCE, AND HAS NO RESPONSIBILITY OTHER THAN FOR GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

33

9.2 Conduct of Business Prior to Closing by Purchaser. Except (1) as set forth in Schedule 9.2, (2) for the operations covered by the AFEs described in Schedule 8.16, such operations as are required pursuant to any lease that is an Existing Purchaser Asset, Existing Purchaser Contract, or applicable Law, and operations undertaken in the Ordinary Course of Business, (3) as required in the event of an emergency to protect life, property, or the environment, and (4) as expressly contemplated by this Agreement, Other PSAs or expressly consented to in writing by Seller (which consent shall not be unreasonably delayed, withheld, or conditioned), Purchaser shall, from and after the Execution Date until Closing:

(a) subject to interruptions resulting from force majeure, mechanical breakdown, and planned maintenance, use its commercially reasonable efforts to operate or cause to be operated the Existing Purchaser Assets in the Ordinary Course of Business;

(b) maintain, or cause to be maintained, the books of account and records relating to the Existing Purchaser Assets in the usual, regular, and ordinary manner and in accordance with the usual accounting practices of Purchaser;

(c) not (A) enter into an Existing Purchaser Contract that, if entered into on or prior to the Execution Date, would have been required to be listed on Schedule 8.15, or (B) terminate (unless the term thereof expires pursuant to the provisions existing therein) or materially amend the terms of any Material Contract, except contracts terminable by Purchaser with notice of sixty (60) days or less without penalty or detriment;

(d) not terminate (unless the term thereof expires pursuant to the provisions existing therein), materially amend, or surrender any material rights under any lease or easement that is a part of the Existing Purchaser Assets, provided that Purchaser shall be permitted to exercise, secure, and acquire lease renewals and extensions (and amend any lease that is a part of the Existing Purchaser Assets to provide for renewal or extension) in the ordinary course of business;

(e) not transfer, sell, mortgage, pledge, or dispose of any material portion of the Existing Purchaser Assets other than (A) the sale and/or disposal of Hydrocarbons in the ordinary course of business and (B) sales of equipment that is no longer necessary in the operation of the Existing Purchaser Assets or for which replacement equipment has been obtained;

(f) not authorize or issue any Common Stock, preferred stock, or any options, preemptive rights, redemption rights, repurchase rights, warrants or other rights to purchase or acquire any equity interests of Purchaser;

(g) not authorize or effect any stock split, combination of shares, stock dividend or other similar event affecting the Common Stock; and

(h) not declare, make or pay any dividend or other distribution.

34

9.3 Successor Operator. Purchaser acknowledges that it desires to succeed Seller or its appointees as operator of those Acquired Assets or portions thereof that Seller or its appointees may, as of the Closing, operate. Purchaser further acknowledges and agrees that Seller or its appointees cannot and does not covenant or warrant that Purchaser or any Affiliate of Purchaser shall become successor operator of such Acquired Assets or portions thereof. Seller or its appointees and Purchaser agree however that, as to the Acquired Assets that Seller or its appointees operates, prior to Closing they shall use their commercially reasonable efforts (at no out-of-pocket cost to Seller or its appointees) to have Purchaser designated, to the extent legally possible and permitted under any applicable joint operating agreements, as successor operator of such Acquired Assets effective as of the Closing, and Purchaser hereby consents and agrees to accept such designation and the responsibilities and Liabilities as the operator of such Acquired Assets.

9.4 Governmental Bonds; Guarantees. Purchaser acknowledges that none of the bonds, letters of credit, guarantees, and other forms of financial assurance, if any, posted by Seller or its Affiliates with Governmental Authorities and/or other Third Parties relating to any of the Acquired Assets are transferable to Purchaser. Prior to the Closing Date, Purchaser shall deliver to Seller evidence of Purchaser having posted all bonds, letters of credit, credit support and other security with all applicable Governmental Authorities and other Third Parties (meeting the requirements of such authorities and Third Parties) that (i) were put in place by Seller or its Affiliates relating to any of the Acquired Assets, including those set forth on Schedule 7.22; (ii) are otherwise required under the terms of any Acquired Assets, and/or (iii) are otherwise required for Seller to own and, where appropriate, operate, the Acquired Assets (collectively the “Guarantees”); provided, however, Purchaser and Seller hereby acknowledge and agree (1) the replacement or transfer of certain bonds burdening certain of the Acquired Assets must be approved by tribal authorities in whose jurisdiction such Acquired Assets are located, (2) the replacement or transfer of such bonds shall not prevent, delay or hinder the Closing of the Contemplated Transaction or the closing of the transactions contemplated by the Other PSAs or affect a Purchase Price adjustment under Article III and (3) at no out-of-pocket cost or expense to Seller, the Parties shall cooperate to secure the transfer or replacement of such bonds on behalf of the Purchaser after the occurrence of the Closing of the Contemplated Transaction. Without limiting the foregoing, Purchaser shall cooperate with Seller in order to cause Seller and its Affiliates to be released as of the Closing Date from all such Guarantees, including those required by tribal authorities, and, if required by the counterparty to any Guarantee, Purchaser shall provide, effective as of the Closing Date, substitute arrangements of Purchaser or its Affiliates covering all periods covered by the Guarantees, such substitute arrangements to be equivalent or better in terms of type of security and creditworthiness of the party providing the security as compared to the Guarantees. In the event that any counterparty to any such Guarantee does not release Seller and its Affiliates, then, from and after Closing, Purchaser shall indemnify Seller or the relevant Affiliate against all amounts incurred by Seller or the relevant Affiliate under such Guarantee (and all costs incurred in connection with such Guarantee). Notwithstanding anything to the contrary contained in this Agreement, any cash placed in escrow by Seller or any Affiliate of Seller pursuant to the Guarantees must be returned to Seller, and shall be an Excluded Asset.

9.5 Material Required Consents.

(a) With respect to each Material Required Consent set forth on Schedule 7.8, reasonably promptly after the Execution Date (and, with respect to each Material Required Consent that is not set forth on Schedule 7.8 but is discovered by either Party after the Execution Date, reasonably promptly after the discovery thereof), the Seller shall send to the holder of each such Material Required Consent a notice in material compliance with the contractual provisions applicable to such Material Required Consent seeking such holder’s consent to the Contemplated Transactions. Seller and Purchaser will thereafter use their commercially reasonable efforts (at no out-of-pocket cost or expense to either Party) to obtain such Material Required Consents. Notwithstanding anything to the contrary contained herein, Seller will have no liability to Purchaser for failure to obtain any such Material Required Consents.

35

(b) If, as of the Closing Date, a holder of a Material Required Consent set forth on Schedule 7.8 (or that is not set forth on Schedule 7.8 but that is discovered by either Party after the Execution Date) has not yet delivered such Material Required Consent and the time for granting such consent has not expired, then the Acquired Asset covered by that Material Required Consent shall not be conveyed to Purchaser at Closing but shall still be considered part of the Acquired Assets in accordance with the provisions of this Section 9.5, adjustments to the Purchase Price will still be made pursuant to Section 3.3 with respect to such Acquired Asset, and the Base Purchase Price will not be reduced as a result of such non-conveyance. If Acquired Assets have not been conveyed to Purchaser at the Closing due to a failure to obtain a Material Required Consent, and if such Material Required Consent has been received or deemed received pursuant to the terms of the underlying agreement or instrument on or before the Final Settlement Date, then (i) the Seller shall so notify Purchaser and (ii) within ten (10) Business Days after Purchaser’s receipt of such notice, the Seller shall assign and convey to Purchaser, and Purchaser shall accept from Seller, such Acquired Assets pursuant to the terms of this Agreement and an instrument in substantially the same form as the Assignment. As between Purchaser and the Seller, with respect to any Acquired Asset for which a Material Required Consent has not been obtained by the Closing, (A) Seller shall hold such Acquired Asset after Closing as nominee for Purchaser, effective as of the Effective Time, (B) Purchaser shall pay any costs and expenses associated with that Acquired Asset, and (C) Seller shall pay Purchaser any revenues received by Seller that are associated with such Acquired Asset for time periods from and after the Effective Time. If any Material Required Consent (other than for an Acquired Contract) has not been received or deemed received on or before the Final Settlement Date, then Seller shall no longer hold such Acquired Asset as nominee for Purchaser, and each Party shall repay to the other Party any amounts previously paid hereunder in respect of the Acquired Asset, and such Acquired Asset will be deemed not to have been conveyed to Purchaser hereunder and shall be an Excluded Asset.

(c) With respect to each consent to assignment pertaining to the Acquired Assets and the Contemplated Transactions other than a Material Required Consent set forth on Schedule 7.8 (or that is not set forth on Schedule 7.8 but that is discovered by either Party after the Execution Date), Purchaser shall have no claim against, and hereby releases and agrees to defend and indemnify the Indemnified Seller Parties from any Claim or Loss for, the failure to obtain such consent, and Purchaser shall be solely responsible from and after Closing for any and all Claims and Losses arising from the failure to obtain such consents.

9.6 Preferential Rights.

(a) With respect to each Preferential Right set forth on Schedule 7.9, reasonably promptly after the Execution Date (and, with respect to each Preferential Right that is not set forth on Schedule 7.9 but is discovered by either Party after the Execution Date, reasonably promptly after the discovery thereof), the Seller shall send to the holder of each such Preferential Right a notice in material compliance with the contractual provisions applicable to such Preferential Right.

(b) If, prior to Closing, a holder of a Preferential Right has notified the Seller that it elects to exercise its Preferential Right and purchase the Acquired Assets (or portions thereof) to which its Preferential Right applies, then the Acquired Assets subject to such Preferential Right shall be excluded from the Acquired Assets to be assigned to Purchaser at the Closing (but only to the extent of the portions of such Acquired Assets affected by the Preferential Right, and subject to the remaining provisions of this Section 9.6), and the Base Purchase Price shall be reduced by the Allocated Value of the Acquired Assets (or portions thereof) so excluded (as applicable and the dollar value in aggregate of all Preferential Rights exercised in connection with the Acquired Assets, the “Aggregate Preferential Right Amount”). The Seller shall be entitled to all proceeds paid by any Person exercising a Preferential Right prior to Closing. If such holder of such Preferential Right thereafter fails to consummate the purchase of the Acquired Assets covered by such Preferential Right on or before the end of the period of time under such Preferential Right for closing such sale and the Seller is permitted to transfer such Acquired Assets (or portions thereof) to Purchaser pursuant to the terms of such Preferential Right, then (i) the Seller shall so notify Purchaser, (ii) within ten (10) Business Days after Purchaser’s receipt of such notice, Purchaser shall purchase and accept from the Seller such Acquired Assets pursuant to the terms of this Agreement and for the Allocated Value of such Acquired Assets, subject to adjustments in accordance with Section 3.3, and (iii) the Seller shall assign to Purchaser such Acquired Assets pursuant to an instrument in substantially the same form as the Assignment. If, as of the Closing Date, a Preferential Right has (A) expired without exercise, (B) been waived, or (C) not been exercised or waived and the time for exercising such Preferential Right has not expired, then the Acquired Assets covered by that Preferential Right shall be sold and transferred to Purchaser at Closing subject to the rights of the Preferential Right holder, and no adjustment to the Purchase Price will be made with respect to such Preferential Right and, in the event the holder of such Preferential Right thereafter exercises such Preferential Right, Purchaser will comply with all of the terms thereof, will convey the applicable Acquired Assets to the holder of the Preferential Right, and will be entitled to all proceeds paid by such holder with respect thereto.

36

9.7 Casualty Loss. If, after the Execution Date but prior to the Closing Date, a Casualty Loss occurs with respect to a portion of the Acquired Assets, then, notwithstanding such Casualty Loss, this Agreement shall remain in full force and effect and (a) Purchaser will nevertheless be required to close, (b) there shall be no reduction of the Base Purchase Price in respect of such Casualty Loss, and (c) upon Closing, Purchaser shall be entitled to all rights of Seller, if any, to insurance proceeds under insurance policies issued by Third Parties, to condemnation awards, and to other claims against Third Parties with respect to the Casualty Loss (excluding any Liabilities of or against any Indemnified Seller Parties); provided, however, Seller shall reserve and retain (and Purchaser shall assign to Seller) all rights, title, interests, and claims against Third Parties for the recovery of Seller’s costs and expenses (if any) incurred prior to the Closing in pursuing or asserting any such insurance claims or other rights against Third Parties with respect to any such Casualty Loss. Until Closing (or if no Closing occurs, termination of this Agreement), Seller shall maintain insurance coverage it currently has in effect with respect to the Acquired Properties.

9.8 Revenues. Seller shall be entitled to all amounts earned from the sale of Hydrocarbons produced prior to the Effective Time from or attributable to the Acquired Properties and Purchaser shall be entitled to all amounts earned from the sale of Hydrocarbons produced on or after the Effective Time from or attributable to the Acquired Properties, in each case, net of (a) Royalties, (b) Production Taxes, and (c) gathering, transportation, processing, and other costs, in each case, that are deducted by the purchaser of production. After the Closing, to the extent not accounted for in the Final Settlement Statement, any revenues received by Seller applicable to any post-Effective Time production of Hydrocarbons from the Acquired Properties shall be paid by Seller to Purchaser within thirty (30) days after receipt of such revenues, and any revenues received by Purchaser applicable to any pre-Effective Time production of Hydrocarbons from the Acquired Properties shall be paid by Purchaser to Seller within thirty (30) days after receipt of such revenues. Payments under this Section 9.8 shall be grossed up to take into account any netting or set offs by the purchaser of any such production against obligations of the recipient of such revenues that are not related to the purchase of such production. Payments under this Section 9.8 shall not constitute an adjustment to any portion of the Purchase Price. Adjustments to the Purchase Price after the Closing shall be made only under Section 3.5.

9.9 Suspense Accounts. At the Closing, Purchaser shall assume, without adjustment to the Purchase Price or other payment to Purchaser, any and all obligations of Seller to pay or otherwise account for suspense funds payable to Third Party owners of royalty, overriding royalty, working, or other interests in respect of past production of Hydrocarbons attributable to the Acquired Properties. At the Closing, Purchaser shall be deemed to assume full and complete Liability and responsibility for maintaining and administering all suspense accounts and the proper handling and payment of all suspended amounts, as well as for compliance with all unclaimed property Laws.

37

9.10 Agreements Concerning Employees; Non-Solicitation; No-Hire. Seller and Purchaser agree upon the Closing Date, Purchaser shall become the employer of all of Seller’s employees except for those described as staying with Seller on Schedule 7.27, and to retain such employees for six (6) months after the date of Closing, except pursuant to terminations for Cause. Such employees will be offered positions commensurate with their current positions and a rate of pay and related employee benefits (to the extent Purchaser’s benefit plans provide for such similar benefits) that are equal to or greater than the amount of pay and benefits that these employees received since the date of the execution of this Agreement, provided that the Purchaser shall not be required to adopt any new, or modify any existing, benefit plans. With respect to the employees of Seller located in Houston, after the execution of this Agreement, the appropriate Entity Representatives of each will meet to review and agree upon an appropriate allocation of the Seller’s Houston based employees between the Seller and the Purchaser, with Seller having the right to request time from certain of the Houston employees transferred to Purchaser in connection with matters of the Seller pertaining to the Farmout Agreement and the acreage included in the Excluded Assets. Except as set forth above, prior to the third (3rd) anniversary of the Closing Date, without Seller’s prior written consent, neither Purchaser nor any of its Affiliates shall hire, retain, or attempt to hire or retain any employee of Seller or any of its Affiliates, or in any way interfere with the relationship between Seller or any of its Affiliates and any of its or their employees; provided, however, the non-solicitation restriction in this Section 9.10 shall not apply in the event an employee of Seller contacts Purchaser (or any of its Affiliates) regarding employment in response to an advertisement identifying employment opportunities published by Purchaser (or any of its Affiliates) in a newspaper of general circulation or on its web site or if an employee of Seller contacts Purchaser (or any of its Affiliates) without having been directly solicited. Purchaser shall be permitted to contact any of Seller’s independent contractors whose services relate to the Acquired Assets to discuss post-Closing services.

9.11 Confidentiality. Purchaser acknowledges that, pursuant to its access to the Acquired Records, Acquired Assets, and other information, Purchaser will become privy to confidential and other information of Seller and its Affiliates, and agrees that such information and the terms and provisions of this Agreement shall be held confidential by Purchaser and its Entity Representatives in accordance with the terms of the Confidentiality Agreement. The Confidentiality Agreement shall remain in full force and effect in accordance with its terms; provided that if and when Closing should occur, then the Confidentiality Agreement shall terminate except as to (a) information related to the Excluded Assets, (b) information related to assets other than the Acquired Assets, and (c) the terms of this Agreement (as to all of which the Confidentiality Agreement shall extend to and remain in full force and effect following Closing).

9.12 Public Announcements. Neither Party shall make any press release or other public announcements concerning the transaction contemplated by this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld. Any Party desiring to make a public announcement shall first give the other Party forty-eight (48) hours written notification of its desire to make such a public announcement. The written notification shall include (a) a request for consent to make the announcement and (b) a written draft of the text of such public announcement. Nothing contained herein shall prohibit either Party from issuing or making a public announcement or statement (or require the consent of the other party) if such Party deems it necessary to do so in order to comply with any applicable Law, or any applicable rules, regulations, or Orders of any Governmental Authority having jurisdiction, or with disclosure requirements of applicable securities Laws or the SEC or any applicable stock exchanges, provided that such Party provides the other Party with a written draft of the text of such public announcement prior to issuing or making such public announcement.

38

9.13 Record Retention. Purchaser, for a period of seven (7) years following Closing, will (a) retain the Acquired Records, (b) upon reasonable prior written notice, provide Seller, its Affiliates, and their Entity Representatives with access to the Acquired Records during normal business hours for review and copying at the Seller’s expense, and (c) provide Seller, its Affiliates, and their Entity Representatives with access, during normal business hours, to materials received or produced after Closing relating to any indemnity claim made under Section 14.2 for review and copying at the Seller’s expense. At the end of such seven (7) year period and prior to destroying any of the Acquired Records, Purchaser shall notify Seller in advance of any such destruction and provide Seller an opportunity to copy such Acquired Records at Seller’s sole cost and expense.

9.14 Breaches before Closing. During the period prior to Closing, each Party (the “Notifying Party”) shall notify the other Party promptly after the Notifying Party obtains Knowledge that any representation or warranty of any Party contained in this Agreement is untrue or will be untrue as of the Closing Date or that any covenant or agreement to be performed or observed by any Party prior to or on the Closing Date has not been or will not be so performed or observed. Notwithstanding anything to the contrary contained in this Agreement, if either Party elects to proceed with the Closing with Knowledge by such Party of any failure of any condition to be satisfied in its favor or of the breach of any representation, warranty, agreement, or covenant by the other Party contained in this Agreement or in any Transaction Document or of the facts giving rise to any such breach, then the condition that is unsatisfied or the representation, warranty, agreement, or covenant which is breached (and any and all rights and remedies with respect thereto, including under Article XIV or under any Transaction Document) will be deemed waived by such Party, and such Party shall be deemed to fully release and forever discharge the other Party with respect to all Claims and Losses, known or unknown, with respect to such condition, representation, warranty, agreement, or covenant.

9.15 Amendment of Schedules. Each of the Parties shall have the continuing right (but not the obligation) until the 10th Business Day prior to Closing to create new, or correct, supplement, or amend existing, Schedules to its representations and warranties with respect to any matters hereafter arising or discovered which, if existing or known at the Execution Date or thereafter, would have been required to be set forth or described in such Schedules (as applicable, “Updated Schedules”). For purposes of determining whether the conditions set forth in Section 10.3 have been fulfilled, the Schedules to Purchaser’s and Seller’s representations and warranties contained in this Agreement shall be deemed to include only that information contained therein on the Execution Date and shall be deemed to exclude all information contained in any such new Schedule or addition, supplement, or amendment to an existing Schedule delivered by a Party after execution of this Agreement and at or prior to the 10th Business Day prior to Closing; provided, however, if Closing shall occur, subject to the below, then all matters disclosed pursuant to any such new Schedule or addition, supplement, or amendment to an existing Schedule delivered by Purchaser or Seller after execution of this Agreement and at or prior to the 10th Business Day prior to Closing shall be waived by the other Party for all purposes of this Agreement and such other Party shall not be entitled to make a claim with respect thereto pursuant to the terms of this Agreement (including any claim pursuant to Article XIV) or otherwise. Within five (5) Business Days following the delivery of an Updated Schedule, the Party who has received the Updated Schedule, shall have the right to provide the delivering Party a written notice (the “Disclosure Objection Notice”) of any reasonable concerns or objections to any matters disclosed in the Updated Schedule which could reasonably result in a Material Adverse Effect. The Parties will negotiate in good faith to resolve those matters raised in the Disclosure Objection Notice, including amendments to this Agreement as agreed to, if necessary. If, after good faith negotiations, the Parties are unable to resolve those matters raised in the Disclosure Objection Notice no later than five (5) days after the Disclosure Objection Notice, this Agreement may be terminated by the Party who has received the Updated Schedule during the following three (3) Business Day period (a “Disclosure Schedule Termination”). If a non-disclosing Party does not provide a Disclosure Objection Notice within five (5) Business Days of the receipt of an Updated Schedule, or fails to raise an objection to any disclosures made in the Updated Schedule in a Disclosure Objection Notice, such Party will be deemed to have waived any objection to that specific matter disclosed in the Updated Schedule, unless such disclosure is discovered or uncovered later to be false or misleading in any material respect, effective as of such date. Notwithstanding anything to the contrary herein, for all purposes of this Agreement (including for purposes of determining whether the conditions set forth in Section 10.3 have been fulfilled), the Schedules to Seller’s and Purchaser’s representations and warranties contained in this Agreement shall be deemed to include each contract, Permit, other asset or interest, and/or other matter that has been executed, acquired, disposed of, terminated, created, or undertaken on or after the Execution Date, provided that (i) such execution, acquisition, disposal, termination, creation, or undertaking did not breach any covenant contained in this Agreement or was consented to or waived in writing by Purchaser or Seller; and (ii) such contract, Permit, other asset or interest, and/or other matter that has been executed, acquired, disposed of, terminated, created, or undertaken on or after the Execution Date is promptly included in an Updated Schedule, as applicable, subject to the rights of the Parties in connection with Updated Schedules, as set forth in this Section 9.15, above (each such matter, a “Permitted Matter”), and each Permitted Matter shall be waived by Purchaser and Seller for all purposes hereunder (including for purposes of Article VII, Article VIII, Section 10.2, Section 10.3, and Article XIV) and no Seller or Purchaser shall be entitled to make a claim with respect thereto pursuant to the terms of this Agreement (including any claim pursuant to Article XIV) or otherwise.

39

9.16 Proxy Statement and Shareholder Meeting.

(a) In connection with the Shareholders Meeting, as soon as reasonably practicable following the date of this Agreement, Purchaser shall prepare and file with the SEC the Proxy Statement. Purchaser shall use its reasonable best efforts to: (i) cause the Proxy Statement to be mailed to Purchaser’s shareholders as promptly as practicable following sign off from the SEC on such Proxy Statement, or no later than the twentieth (20th) day after such preliminary Proxy Statement is filed with the SEC, in the event the SEC does not notify the Purchaser of its intent to review such Proxy Statement, and (ii) ensure that the Proxy Statement complies in all material respects with the applicable provisions of the Securities Act and Exchange Act. Purchaser shall also take any other action required to be taken under the Securities Act, the Exchange Act, the rules and regulations of the NASDAQ, any applicable foreign or state securities or “blue sky” Laws, and the rules and regulations thereunder in connection with the issuance of Common Stock under this Agreement and the Other PSAs.

(b) From and after the Execution Date, Seller shall use reasonable best efforts to direct its Entity Representatives to, during customary business hours and, provided that such efforts do not unreasonably interfere with the business operations of Seller, cooperate with Purchaser and independent auditors chosen by Purchaser (“Purchaser’s Auditor”) in connection with the preparation of the Proxy Statement and obtaining the Proxy Approval and the Shareholder Approval and any audit by Purchaser’s Auditor of any financial statements of the Acquired Assets or the business of the Acquired Assets or any reserve reports with respect to the Acquired Assets or other actions that Purchaser or any of their Affiliates reasonably require to comply with the requirements under state and federal securities Laws. Such cooperation will include (i) reasonable access to Seller’s Entity Representatives who were responsible for preparing or maintaining the financial records and work papers and other supporting documents used in the preparation of such financial statements as may be required by Purchaser’s Auditor to perform an audit or conduct a review in accordance with generally accepted auditing standards or to otherwise verify such financial statements, (ii) using commercially reasonable efforts to obtain the consent of the independent auditor(s) and reserve engineer(s) of Seller (as applicable) that conducted any audit of such financial statements or prepared any reserve reports to be named as an expert in (A) any filings that may be made by Purchaser under the Securities Act or required by the SEC under securities Laws applicable to Purchaser or any report required to be filed by Purchaser under the Exchange Act in connection with the transactions contemplated by this Agreement or (B) any prospectus or offering memorandum for any equity or debt financing of Purchaser, (iii) providing information in connection with Purchaser’s preparation of responses to any inquiries by regulatory authorities relating to the foregoing financial statements and/or reserve reports, (iv) providing information with respect to property descriptions of the Acquired Assets necessary to execute and record a deed of trust for any financing activities, (v) executing and delivering and pledging any security documents, definitive financing documents or other certificates or documents or otherwise facilitate the pledging of collateral for delivery, as reasonably requested by Purchaser, (vi) delivery of one or more customary representation letters from Seller to the auditor of the financial statements that are reasonably requested by Purchaser to allow such auditors to complete an audit (or review of any financial statements) and to issue an opinion with respect to an audit of those financial statements required pursuant to this Section 9.16 and (vii) using commercially reasonable efforts to cause the independent auditor(s) or reserve engineer(s) of Seller that conducted any audit of such financial statements to provide customary “comfort letters” to any underwriter or purchaser in connection with any equity or debt financing of Purchaser. Notwithstanding the foregoing, (x) nothing herein shall expand Seller’s representations, warranties, covenants or agreements set forth in this Agreement or give Purchaser, its Affiliates, or any Third Party any rights to which it is not entitled hereunder, (y) nothing in this Section 9.16 shall require travel or the obligation to incur any out-of-pocket costs by any of the subject Persons in order to comply with the terms of this Section 9.16 and (z) Purchaser will make reasonable efforts to minimize any disruption associated with the cooperation contemplated by such Persons hereby. In each case, such cooperation by Seller pursuant to this Section 9.16 shall be at Purchaser’s written request with reasonable prior notice to Seller, and no such cooperation by Seller shall be required to the extent it could cause any representation or warranty in this Agreement to be breached, cause any condition to the Closing fail to be satisfied or otherwise cause any breach of this Agreement. Nothing in this Section 9.16 or any action or inaction taken hereunder, shall excuse or waive Purchaser’s obligations to consummate the transactions in accordance with this Agreement. No Seller shall have any liability or responsibility to Purchaser or any of their respective equity or debt financing sources with respect to the accuracy or completeness of any information delivered pursuant to this Section 9.16, except as required by Section 14.2. Notwithstanding anything to the contrary herein, it is understood and agreed that: (i) Seller’s cooperation pursuant to the provisions of this Section 9.16 shall be at Purchaser’s sole cost and expense, and on the Closing Date or following the termination of this Agreement, Purchaser shall promptly reimburse Seller for all reasonable and documented out-of-pocket costs and expenses incurred by Seller or its Affiliates in connection with such cooperation; (ii) Purchaser shall indemnify and hold harmless Seller and its Affiliates and their respective Entity Representatives from and against any and all Losses by any such Persons suffered or incurred in connection with any assistance or activities provided in connection therewith other than to the extent such Losses arise from gross negligence, willful misconduct or bad faith of Seller, its Affiliates and their respective directors, officers, employees and agents, or Seller Proxy Provided Information; (iii) Seller shall have the right (prior to Closing) to review any presentations or other material written information prepared by Purchaser or its Affiliates prior to the dissemination of such materials to potential investors, lenders or other counterparties to any proposed financing transaction (or filing with any Governmental Authority, including the SEC); (iv) except to the extent disclosed to lenders (who shall hold such confidential information confidential), all non-public or otherwise confidential information regarding Seller or the Acquired Assets obtained by Purchaser or its representatives shall be kept confidential; (v) the assistance described in this Section 9.16 shall not require Seller to take any action that Seller reasonably believes could result in a violation of any material agreement or any confidentiality arrangement or the loss of any legal or other applicable privilege; and (vi) no Seller shall be required to provide any information to Purchaser or any of its respective equity or debt financing sources or that is not then in Seller’s or its Affiliates’ possession.

40

(c) Purchaser shall promptly provide Seller and its counsel with any comments or other communications, whether written or oral, that Purchaser or its counsel may receive from the SEC or its staff with respect to the Proxy Statement promptly after the receipt of such comments. Prior to the filing of the Proxy Statement with the SEC (including in each case any amendment or supplement thereto) or the dissemination thereof to the holders of Common Stock, or responding to any comments of the SEC with respect to the Proxy Statement, Purchaser shall provide the Seller and its counsel a reasonable opportunity to review and comment on such Proxy Statement or response (including the proposed final version thereof), and Purchaser shall give reasonable and good faith consideration to any comments made by Seller or its counsel.

(d) Purchaser shall take all action necessary to duly call, give notice of, convene, and hold the Shareholders Meeting as soon as reasonably practicable, and, in connection therewith, Purchaser shall mail the Proxy Statement to the holders of Common Stock in advance of such meeting. Except to the extent that the Board of Directors of Purchaser shall have effected an Adverse Recommendation Change, the Proxy Statement shall include the Board Recommendation. The Company shall use reasonable best efforts to: (a) solicit from the holders of Common Stock proxies in favor of Shareholder Approval; and (b) take all other actions necessary or advisable to secure Shareholder Approval. Purchaser shall keep Seller updated with respect to proxy solicitation results as requested by Seller. Once the Shareholders Meeting has been called and noticed, Parent shall not postpone or adjourn the Shareholders Meeting without the consent of Seller (other than: (i) in order to obtain a quorum of its shareholders; or (ii) as reasonably determined by Purchaser to comply with applicable Law). If the Board of Directors of Purchaser makes an Adverse Recommendation Change, it will not alter the obligation of Purchaser to submit the approval of the Contemplated Transactions to the holders of Common Stock at the Shareholders Meeting to consider and vote upon, unless this Agreement shall have been terminated in accordance with its terms prior to the Shareholders Meeting.

(e) The Board of Directors of Purchaser may effect an Adverse Recommendation Change only after providing Seller and the Other PSA Sellers at least five (5) Business Days’ notice of such action, and which notice shall include a reasonably detailed description of the underlying facts giving rise to, and the reasons for taking, such action.

9.17 Additional Listing Application; Transfer Agent. As promptly as practicable after the Execution Date, but in any event after taking into consideration the rules and regulations of the NASDAQ with respect to the timing of the Additional Listing Application (as hereinafter defined) and the supporting documents required to accompany the Additional Listing Application, Purchaser shall submit to the NASDAQ a request for approval relating to the Common Stock issuable to Seller in accordance with the terms of this Agreement (the “Additional Listing Application”) and shall use its commercially reasonable efforts to secure the NASDAQ’s approval of the Additional Listing Application. Purchaser shall continue to engage and maintain, at its expense, a registrar and transfer agent for the Common Stock.

9.18 NASDAQ Continued Listing. In the event NASDAQ determines that the transaction contemplated herein and/or in the Other PSAs constitutes, or will constitute, a “back-door listing”/”reverse merger”, Purchaser and Seller shall cooperate in good faith to ensure that the combined company (and its Common Stock) qualifies for initial listing on the NASDAQ, pursuant to the applicable guidance and requirements of the NASDAQ as of the Closing.

9.19 Seller’s Proxy Statement Information and Financial Statements.

(a) None of the information supplied or to be supplied by Seller or its representatives to Purchaser for inclusion in the Proxy Statement or any amendment or supplement thereto (collectively, “Seller Proxy Provided Information”) will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

41

(b) Using commercially reasonable efforts, Seller and its officers and employees shall assist Purchaser and its accountants and auditors in preparing audited and unaudited financial statements as required by Regulation S-X and as required and requested from time to time by the SEC and the SEC’s rules and requirements for inclusion in the Proxy Statement, and any and all other filings with the SEC that such financial statements are required to be included in, and shall further supply Purchaser all information, reports, documentation and financial information reasonably requested in connection therewith.

9.20 Lock-Up. During the period beginning on the Closing Date and ending on the date that is the later of the six month anniversary of the Closing Date (excluding the Closing Date for purposes of calculating such date) (the “Six-Month Anniversary”) and the final determination of all Claims asserted by Purchaser against Seller pursuant to Section 14.8 that remain unresolved as of the Six-Month Anniversary (the “Lock-Up Period”), Seller will, with respect to at least twenty percent (20%) of the Share Consideration issued to Seller pursuant to the terms and conditions of this Agreement, refrain from lending, offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option, right or warrant to purchase, or otherwise transferring or disposing of, directly or indirectly, of Seller’s Common Stock (the “Lock-Up Securities”). In the interest of clarity, nothing in this Section 9.20 shall restrict Seller from (x) utilizing customary hedging strategies that may involve the pledge of Common Stock as collateral until such time as the Common Stock are ultimately disposed on or after expiration of the Lock-Up Period or (y) being named as a selling shareholder in a registration statement contemplated by the Registration Rights Agreement or any other registration statement filed with respect to the Common Stock in accordance with this Agreement and in compliance with the Securities Act. Nothing in this Section 9.20 shall prohibit or limit the ability of Seller to effect any transfer of Common Stock (a) pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction made to all holders of Common Stock or (b) pursuant to an order of a court or regulatory agency. The Lock-Up Securities shall secure Seller’s obligations under this Agreement, including Seller’s post-Closing indemnity obligations under Section 14.2 and Seller’s obligations under Section 3.5. If Seller is required to satisfy any of its post-Closing obligations, Seller may (but is not required) to sell a requisite portion of the Lock-Up Securities (but no more than the requisite portion of the Lock-Up Securities) and use the cash proceeds of such sale to satisfy Seller’s post-Closing obligation, in which case the restrictions on the sale of such requisite portion of the Lock-Up Securities set forth in this Section 9.20 shall be waived for such portion of the Lock-Up Securities.

9.21 Sales Pursuant to Rule 144. Subject to Section 9.20, Purchaser covenants that it will take such action as Seller and any owner thereof may reasonably request, all to the extent required from time to time to enable Seller to sell the Common Stock held by Seller or its owners without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the SEC), including, without limitation, at the sole expense of Purchaser, (a) issuing such directions to any transfer agent, registrar or depositary, as applicable, (b) delivering such opinions to the transfer agent, registrar or depositary as are customary for the transaction of this type and are reasonably requested by the same, and (c) taking or causing to be taken such other actions as are reasonably necessary (in each case on a timely basis) in order to cause any legends, notations or similar designations restricting transferability of the Common Stock held by Seller to be removed and to rescind any transfer restrictions with respect to such Common Stock, subject to applicable Law and customary procedures of the Purchaser and its transfer agent. Upon the request of Seller, Purchaser shall deliver to Seller or its owners, as applicable, a written certification of a duly authorized officer as to whether it has complied with such requirements.

9.22 Other PSAs. Purchaser acknowledges that as of the Execution Date it is executing and delivering the Other PSAs, and agrees that Seller may review all due diligence of Purchaser and the Other PSA Sellers in connection with the Other PSAs. From and after the Execution Date until the Closing, except as expressly consented to in writing by Seller (which consent may be withheld in Seller’s sole and absolute discretion), Purchaser shall not (a) amend, supplement, or otherwise modify either of the Other PSAs, (b) waive, under either of the Other PSAs, any condition to closing set forth in Section 10.3 thereof, or (c) waive, release, surrender, or otherwise amend any material right or claim of Purchaser under or related to either of the Other PSAs. Purchaser agrees to promptly provide to Seller copies, but in any event not later than five (5) days after Purchaser’s or any of its Entity Representative’s receipt from any Other PSA Seller, of any new Schedule or any correction, supplement, or amendment to an existing Schedule under the Other PSAs (as applicable).

42

9.23 Closing Conditions. From and after the Execution Date until the Closing, each Party shall use commercially reasonable efforts to take or cause such actions as are necessary to expeditiously, on the terms and conditions of this Agreement, satisfy the closing conditions set forth in Article X and to consummate the transactions contemplated herein as soon as reasonably possible. From and after the date of this Agreement until the Closing, Purchaser shall use commercially reasonable efforts to take or cause such actions as are necessary to expeditiously, on the terms and conditions of either of the Other PSAs, as applicable, satisfy the closing conditions set forth in Article X of such Other PSA, as applicable, and to consummate the transactions contemplated therein as soon as reasonably possible. Without Seller’s prior written consent, which shall not be unreasonably withheld, delayed or conditioned, Purchaser shall not approve or enter into any amendment or modification to, or grant any waiver under, either of the Other PSAs.

9.24 Farmout Agreement. On the Closing Date, Seller and Purchaser intend to enter into a Farmout Agreement concerning certain leases located in Glacier and Toole Counties, including, but not limited to, the terms in the draft form attached hereto as Exhibit J, to permit the Seller to plan and execute a CO2 flood with respect to such properties. The Parties hereby agree to use their commercially reasonable efforts to negotiate the open points listed in Exhibit J and any other deal points on or before the Closing Date; provided, however, the failure to execute and deliver the Farmout Agreement at Closing will not hinder, delay or prevent the Closing of the Contemplated Transactions.

Article X

CONDITIONS TO CLOSING

10.1 Mutual Conditions to Closing. The obligations of each Party to consummate the transactions provided for herein are subject, at the option of such Party, to the satisfaction on or prior to Closing of each of the following conditions (each of which may be waived by such Party (on its behalf) in its sole discretion):

(a) Changes in Laws; Orders. No Governmental Authority shall have enacted, issued, promulgated, or deemed applicable any Law, and no preliminary or permanent injunction or other Order will have been issued (and remain in force) by any Governmental Authority, in each case, that has the effect of permanently enjoining, making illegal, or otherwise prohibiting or preventing the consummation of the Contemplated Transactions, and no Governmental Authority shall have threatened in writing to enact, issue, promulgate, make applicable, grant, or issue any such Law or Order.

(b) Legal Proceedings. No Proceeding brought by any Third Party shall be pending before any Governmental Authority (i) seeking to restrain, prohibit, enjoin, or declare illegal, or (ii) seeking substantial damages in connection with, the transactions contemplated by this Agreement.

10.2 Seller’s Conditions to Closing. The obligations of Seller to consummate the transactions provided for herein are subject, at the option of Seller, to the satisfaction on or prior to Closing of each of the following conditions (each of which may be waived by Seller in its sole discretion):

43

(a) Representations and Warranties. Each of the representations and warranties of Purchaser contained herein (i) that are qualified by the term “material” or contain terms such as “material adverse change”, “material adverse effect”, or other terms or dollar amounts of similar import or effect (whether or not capitalized) shall be true and correct as of the Closing Date as though such representations and warranties were made at such time (other than representations and warranties that refer to a specified date, which need only be true and correct on and as of such specified date), and (ii) that are not so qualified shall be true and correct in all material respects as of the Closing Date as though such representations and warranties were made at such time (other than representations and warranties that refer to a specified date, which need only be true and correct on and as of such specified date); provided, however, in the event of a breach of or inaccuracy in the representations and warranties of Purchaser set forth in this Agreement, the condition set forth in this Section 10.2(a) shall be deemed satisfied unless the effect of all breaches of or inaccuracies in Purchaser’s representations and warranties (excluding any breaches or inaccuracies resulting from matters disclosed to Seller as of the Execution Date) taken together results in a Material Adverse Effect.

(b) Performance. Purchaser will have performed or complied, in all material respects, with all obligations, agreements, and covenants contained in this Agreement as to which performance or compliance by Purchaser is required prior to or on the Closing Date.

(c) Closing Deliverables. Purchaser shall be ready, willing, and able to deliver to Seller at the Closing the documents and items required to be delivered by Purchaser under Section 11.2.

(d) Shareholder Approval. The holders of the outstanding shares of Common Stock shall have approved the issuance of Common Stock to Seller, and the Other PSA Sellers, as contemplated under the terms of this Agreement, and the Other PSAs and the “change of control” (as defined in the rules and regulations of the NASDAQ) resulting from such issuances, as required to satisfy the rules and regulations of the NASDAQ and applicable Law (the “Shareholder Approval”).

(e) NASDAQ Approval. The Additional Listing Application shall have been approved by the NASDAQ (“Additional Listing Approval”). Purchaser shall be current in all its filing obligations with the SEC and NASDAQ and no commitment letters, orders or suspensions from the SEC or NASDAQ shall be outstanding prior to or on the Closing Date and if required by NASDAQ, the Common Stock shall have been approved for initial listing on NASDAQ following the Closing.

(f) Other PSAs. The closing of the transactions under the Other PSAs shall be occurring simultaneously with Closing.

(g) Schedule Amendments. None of the Other PSA Sellers have, under the Other PSAs or otherwise, added any new, or corrected, supplemented, or amended any existing schedule to its representations and warranties under such other purchase agreement in respect of any matters that might reasonably be expected to have a material adverse effect on the ownership, operation, or value of the “Acquired Assets” under such other purchase agreement or on the “Assumed Liabilities” to be assumed by Purchaser thereunder.

(h) No Material Adverse Effect. No Material Adverse Effect shall have occurred with respect to Purchaser, the Existing Purchaser Assets, any of the assets subject to the Other PSAs, nor shall any event or events have occurred that, individually or in the aggregate, with or without the lapse of time, would reasonably be expected to result in a Material Adverse Effect with respect to Purchaser or the Existing Purchaser Assets.

44

10.3 Purchaser’s Conditions to Closing. The obligations of Purchaser to consummate the transactions provided for herein are subject, at the option of Purchaser, to the satisfaction on or prior to Closing of each of the following conditions (each of which may be waived by Purchaser in its sole discretion):

(a) Representations and Warranties. Each of the representations and warranties of Seller contained herein (i) that are qualified by the term “material” or contain terms such as “material adverse change”, “material adverse effect”, or other terms or dollar amounts of similar import or effect (whether or not capitalized) shall be true and correct as of the Closing Date as though such representations and warranties were made at such time (other than representations and warranties that refer to a specified date, which need only be true and correct on and as of such specified date), and (ii) that are not so qualified shall be true and correct in all material respects as of the Closing Date as though such representations and warranties were made at such time (other than representations and warranties that refer to a specified date, which need only be true and correct on and as of such specified date); provided, however, in the event of a breach of or inaccuracy in the representations and warranties of Seller set forth in this Agreement, the condition set forth in this Section 10.3(a) shall be deemed satisfied unless the effect of all breaches of or inaccuracies in Seller’s representations and warranties (excluding any breaches or inaccuracies resulting from matters disclosed in the Data Room as of the Execution Date) taken together results in a Material Adverse Effect.

(b) Performance. Seller will have performed or complied, in all material respects, with all obligations, agreements, and covenants contained in this Agreement as to which performance or compliance by Seller is required prior to or on the Closing Date.

(c) Closing Deliverables. Seller shall be ready, willing, and able to deliver to Purchaser at the Closing the documents and items required to be delivered by Seller under Section 11.2.

(d) No Material Adverse Effect. No Material Adverse Effect shall have occurred with respect to Seller or the Acquired Assets nor shall any event or events have occurred that, individually or in the aggregate, with or without the lapse of time, would reasonably be expected to result in a Material Adverse Effect with respect to Seller or the Acquired Assets.

Article XI

CLOSING

11.1 Date of Closing. Subject to the conditions set forth in this Agreement, the purchase and sale of the Acquired Assets pursuant to this Agreement (the “Closing”) shall be conducted electronically (by fax, email, or other electronic means) to the extent reasonably possible, but if necessary shall be held at the offices of Porter Hedges, LLP, located at 1000 Main Street, Suite 3600, Houston, Texas 77002, or at such other location as the Parties mutually agree in writing, at 10:00 a.m. Houston, Texas time on the later of (a) December 15, 2021 the “Target Closing Date”) or (b) if any of the conditions to Closing in Article X have not been satisfied or waived by the Target Closing Date, and neither Party has terminated this Agreement pursuant to Section 12.1, then the date five (5) Business Days after such conditions to Closing have been satisfied or waived. The date Closing actually occurs shall be the “Closing Date”.

11.2 Closing Obligations. At Closing, the following documents shall be delivered and the following events shall occur, the execution of each document and the occurrence of each event being a condition precedent to the others and each being deemed to have occurred simultaneously with the others:

45

(a) Assignment. Seller and Purchaser shall duly execute, acknowledge, and deliver the Assignment in sufficient counterparts to facilitate recording in the applicable counties where the Acquired Assets are located.

(b) Additional Assignments and Assumptions; Official Forms. Seller and Purchaser shall duly execute, acknowledge, and deliver such other assignments, assumptions, bills of sale, or deeds necessary to transfer the Acquired Assets to Purchaser and for Purchaser to assume the Assumed Liabilities, including any conveyances on official forms of relevant Governmental Authorities and related documentation necessary to transfer the Acquired Assets to Purchaser, and for Purchaser to assume the Assumed Liabilities in accordance with this Agreement and the requirements of Law.

(c) Preliminary Settlement Statement. Seller and Purchaser shall duly execute and deliver the Preliminary Settlement Statement.

(d) Purchase Price.

(i) Subject to Section 3.4(c), Purchaser shall deliver the Closing Payment to Seller in accordance with Schedule 3.4 as provided in Section 3.4(b).

(ii) Purchaser shall deliver to Seller the Share Consideration, by delivering evidence in form and substance reasonably satisfactory to Seller that Purchaser has instructed its transfer agent (and delivered any opinions of counsel reasonably requested by the transfer agent) to credit the Common Stock making up the Share Consideration to book-entry accounts maintained by the transfer agent in the name of Seller (or any of its Affiliates designated in writing by Seller) in accordance with Schedule 3.4, and bearing customary legends noting that such securities constitute restricted securities under the Securities Act.

(e) Deposit. Subject to Section 3.4(c), Purchaser and Seller shall cause the Deposit to be released to Seller as provided in Section 3.4(b).

(f) Letters in Lieu. On forms supplied by Seller and reasonably acceptable to Purchaser, Seller and Purchaser shall duly execute and deliver letters in lieu of transfer orders directing all purchasers of production to make payment to Purchaser of the proceeds attributable to production from the Acquired Properties from and after the Effective Time.

(g) Change of Operator Forms. Seller or its appointees and Purchaser shall duly execute federal and state change of operator forms with respect to those Acquired Assets of Seller that will be operated by Purchaser after the Closing.

(h) Closing Certificates. Purchaser shall deliver to Seller a certificate duly executed by an officer of Purchaser substantially in the form of Exhibit D as to the satisfaction of the closing conditions set forth in Section 10.2(a) and 10.2(b), and Seller shall deliver to Purchaser a certificate duly executed by an officer of Seller substantially in the form of Exhibit D as to the satisfaction of the closing conditions set forth in Section 10.3(a) and 10.3(b).

(i) Non-Foreign Affidavit. Seller shall deliver to Purchaser an affidavit of non-foreign status substantially in the form of Exhibit E.

(j) Transition Services Agreement. Purchaser and Seller shall duly execute and deliver a Transition Services Agreement substantially in the form of Exhibit F (the “Transition Services Agreement”).

46

(k) Registration Rights Agreement. Purchaser Seller and the other PSA Sellers shall duly execute and deliver a Registration Rights Agreement substantially in the form of Exhibit G (the “Registration Rights Agreement”).

(l) Nominating and Voting Agreement. Purchaser, Seller and the Other PSA Sellers shall duly execute and deliver a Nominating and Voting Agreement substantially in the form of Exhibit H (the “Voting Agreement”).

(m) Contribution Agreement. Purchaser, Seller, Banner and Lubbock shall duly execute and deliver the Contribution Agreement substantially in the form of Exhibit I (the “Contribution Agreement”).

(n) Board of Directors and Officers. Purchaser shall deliver minutes of the Board of Directors of the Purchaser approving, effective at Closing, (i) the increase in the size of the Company’s Board of Directors to seven and the appointment of two (2) individuals, each appointed by the sellers under the Other PSAs, as well as Duane H. King to the Board of Directors of the Company; and (ii) the appointment of John Weinzierl as Executive Chairman; Ryan L. Smith as Chief Executive Officer and Chief Financial Officer; and Don Kessel as Chief Operating Officer.

(o) Seller Resolutions. Seller shall deliver to Purchaser resolutions of Seller’s board of directors and/or managers and members and/or owners, approving the transactions contemplated herein and Seller’s entry into this Agreement.

(p) Other Deliveries. Seller and Purchaser shall execute and deliver any other agreements, instruments, and documents which are required by other terms of this Agreement to be executed and/or delivered at or by Closing.

11.3 Records. In addition to the obligations set forth under Section 11.2 above, no later than sixty (60) days following the Closing Date, Seller shall make the Acquired Records (in the format currently maintained by Seller) available to Purchaser for pickup from Seller’s offices during normal business hours. Seller may retain copies of the Acquired Records.

11.4 Risk of Loss. As of the consummation of the Closing, beneficial ownership and the risk of loss of the Acquired Assets will pass from Seller to Purchaser effective from and after the Effective Time.

Article XII

TERMINATION

12.1 Termination. This Agreement and the transactions contemplated herein may be terminated at any time prior to Closing:

(a) by the mutual written agreement of the Parties;

(b) by Seller, if Purchaser fails to pay the Deposit as required by Section 3.2;

(c) by Seller, (1) if Purchaser has materially breached this Agreement and such breach causes any of the conditions to Closing set forth in Section 10.2 not to be satisfied (or, if prior to Closing, is of such a magnitude or effect that it will not be possible for such condition to be satisfied); provided, however, in the case of a breach that is capable of being cured, other than and excluding any Willful Breach by Purchaser, Purchaser shall have until the date that is thirty (30) days following receipt of notice thereof to cure such breach, and termination under this Section 12.1(c) shall not become effective unless Purchaser fails to cure such breach prior to the end of such period; or (2) in connection with a Disclosure Schedule Termination (as described in Section 9.15);

47

(d) by Purchaser, (i) (1) if Seller has materially breached this Agreement and such breach causes any of the conditions to Closing set forth in Section 10.3 not to be satisfied (or, if prior to Closing, is of such a magnitude or effect that it will not be possible for such condition to be satisfied); provided, however, in the case of a breach that is capable of being cured, other than and excluding any Willful Breach by Seller, Seller shall have until the date that is thirty (30) days following receipt of notice thereof to cure such breach, and termination under this Section 12.1(d) shall not become effective unless Seller fails to cure such breach prior to the end of such period or (2) if (A) the Aggregate Preferential Right Amount associated with the Acquired Assets plus (B) the Aggregate Preferential Right Amount (as defined in either or both of the Other PSAs) applicable to the Other PSAs, exceeds 10% of the collective aggregate Purchase Price under this Agreement and the Other PSAs; or (ii) in connection with a Disclosure Schedule Termination (as described in Section 9.15);

(e) by either Party, if the Closing has not occurred on or before February 28, 2022 (the “Outside Date”); or

(f) by Seller if: (i) an Adverse Recommendation Change shall have occurred; (ii) Purchaser shall have breached or failed to perform in any material respect any of its covenants and agreements set forth in Section 9.16; (iii) Shareholder Approval or the Additional Listing Approval has not been obtained by February 28, 2022; or (iv) any of the Other PSAs terminates prior to Closing.

provided, however, neither Seller nor Purchaser shall have the right to terminate this Agreement pursuant to Section 12.1(c), Section 12.1(d), or Section 12.1(e) if such Party is at such time in material breach of any of its representations, warranties, covenants, or agreements contained in this Agreement.

12.2 Effect of Termination. In the event of termination, written notice thereof will be given to the other Party specifying the provision pursuant to which such termination is made. If this Agreement is terminated pursuant to any provision of Section 12.1, then, except as provided in this Section 12.2 and except for the provisions of Article I, Section 4.1, Section 9.11, Section 12.3, Section 14.12, and Article XV (other than Sections 15.2(b), 15.16, 15.17, 15.18 and 15.19), this Agreement shall forthwith become void and of no further force or effect and the Parties shall have no liability or obligation hereunder and Seller shall thereafter be free to market, negotiate with and sell the Acquired Assets to any Third Party.

(a) Purchaser Breach; Seller Remedies.

(i) If Seller is entitled to terminate this Agreement pursuant to Section 12.1(b), then Seller may terminate this Agreement and pursue any other Claim, right, or remedy against Purchaser available at Law or in equity, including a claim for damages;

(ii) If Seller is entitled to terminate this Agreement pursuant to Section 12.1(c) or Section 12.1(f) and each of the conditions contained in Section 10.3 has been either fulfilled in all material respects or waived in writing (other than conditions the fulfillment of which is expressly provided to occur at the Closing), then Seller shall have the right, as their sole and exclusive remedy and in lieu of all other damages, to terminate this Agreement pursuant to Section 12.1(c) or Section 12.1(f) and, in connection therewith, (1) receive the Deposit as liquidated damages (and not as a penalty) free and clear of any claims thereon by Purchaser and (2) be entitled to reimbursement from Purchaser of all of Seller’s reasonable out-of-pocket Expenses incurred in connection with the Contemplated Transaction, (subsection (1) and (2) collectively in lieu of all other damages).

48

(iii) The Parties acknowledge that the extent of damages to Seller occasioned by such default, failure, inability, or refusal by Purchaser would be impossible or extremely impractical to ascertain and that the amount of the Deposit is a fair and reasonable estimate of such damages under the circumstances.

(iv) If Seller is entitled to the Deposit pursuant to this Section 12.2(a), then the Parties shall, within five (5) Business Days of the date that this Agreement is terminated, execute and deliver to the Escrow Agent written instructions instructing the Escrow Agent to disburse via wire transfer of immediately available funds the entirety of the Deposit to Seller free and clear of any claims thereon by Purchaser.

(b) Seller Breach; Purchaser Remedies. If Purchaser is entitled to terminate this Agreement pursuant to Section 12.1(d), and each of the conditions contained in Section 10.2 has been either fulfilled in all material respects or waived in writing (other than conditions the fulfillment of which is expressly provided to occur at the Closing), then Purchaser shall have the right, as its sole and exclusive remedy and in lieu of all other damages, to terminate this Agreement pursuant to Section 12.1(d) and, in conjunction therewith, receive a return of the Deposit. If Purchaser is entitled to the return of the Deposit pursuant to this Section 12.2(b) then the Parties shall, within five (5) Business Days of the date that this Agreement is terminated, execute and deliver to the Escrow Agent written instructions instructing the Escrow Agent to disburse via wire transfer of immediately available funds the entirety of the Deposit to Purchaser free and clear of any claims thereon by Seller.

(c) Termination for other Reasons. If this Agreement is terminated for any reason other than as set forth in Section 12.2(a) or Section 12.2(b), then the Parties shall have no liability or obligation hereunder as a result of such termination, and the Parties shall, within five (5) Business Days of the date that this Agreement is terminated, execute and deliver to the Escrow Agent written instructions instructing the Escrow Agent to disburse via wire transfer of immediately available funds the entirety of the Deposit to Purchaser free and clear of any claims thereon by Seller.

12.3 Return of Documentation and Confidentiality. In addition to any obligations under the Confidentiality Agreement, upon termination of this Agreement, Purchaser shall promptly return or destroy (and provide written certification of such destruction) to Seller all title, engineering, geological and geophysical data, environmental assessments and/or reports, maps, documents, and other information furnished by any Indemnified Seller Party to any Indemnified Purchaser Party or prepared by or on behalf of Purchaser in connection with its due diligence investigation of the Acquired Assets and the Indemnified Purchaser Parties shall not retain any copies, extracts, or other reproductions in whole or in part of such documents and information, except to the extent such information is included in emails of Purchaser and its representatives, which shall not be required to be deleted, but which shall remain subject to the confidentiality obligations of the Confidentiality Agreement. An officer of Purchaser shall certify, on behalf of Purchaser (and not in his or her individual capacity), Purchaser’s compliance with this Section 12.3 to Seller in writing.

49

Article XIII

TAX MATTERS

13.1 Apportionment.

(a) Straddle Period. All Property and Production Taxes attributable to the ownership or operation of the Acquired Assets for any taxable period that begins prior to and ends on or after the Effective Time (a “Straddle Period”) shall be reflected as a Base Purchase Price adjustment under Section 3.3, and apportioned between Purchaser and Seller as of the Effective Time, in the case of Property Taxes, based on the number of days in the Straddle Period that occurred before the Effective Time (in the case of Seller) and on or after the Effective Time (in the case of Purchaser), and in the case of Production Taxes, based on the Production Taxes that relate to (i) actual production, expressed in volume or units, attributable to the days in the Straddle Period that occurred before the Effective Time (in the case of Sellers) and (ii) actual production, expressed in volume or units, attributable to the days in the Straddle Period that occur on or after the Effective Time (in the case of Purchaser).

(b) Liability of Parties. At the Closing, subject to Section 13.1(a), (i) Purchaser shall assume all Liability for Property and Production Taxes attributable to the ownership or operation of the Acquired Assets with respect to all taxable periods that begin on or after the Effective Time, and (ii) Seller shall retain all Liability for Property and Production Taxes attributable to Seller’s ownership or operation of the Acquired Assets with respect to all taxable periods ending prior to the Effective Time.

(c) Rights of Parties. Purchaser shall have the right to all deductions, credits, and refunds pertaining to Property and Production Taxes allocated to Purchaser under this Section 13.1 and Seller shall have the right to all deductions, credits and refunds pertaining to Property and Production Taxes allocated to Seller under this Section 13.1. All deductions, credits, and refunds pertaining to Property and Production Taxes attributable to the ownership or operation of the Acquired Assets with respect to a Straddle Period shall be reflected as a Base Purchase Price adjustment under Section 3.3, and apportioned between Purchaser and Seller as of the Effective Time, in the case of deductions, credits, and refunds as to Property Taxes, based on the number of days in the Straddle Period that occurred before the Effective Time (in the case of Seller) and on or after the Effective Time (in the case of Purchaser), and in the case of deductions, credits, and refunds as to Production Taxes, based on the Production Taxes that relate to (i) actual production, expressed in volume or units, attributable to the days in the Straddle Period that occurred before the Effective Time (in the case of Seller) and (ii) actual production, expressed in volume or units, attributable to the days in the Straddle Period that occur on or after the Effective Time (in the case of Purchaser).

13.2 Tax Reports and Returns. Except as otherwise provided in Section 13.1, Purchaser shall timely file all Tax Returns with respect to Property and Production Taxes and pay all Property and Production Taxes with respect to such Tax Returns for any the Straddle Period (to the extent such Tax Returns are required to be filed after Closing) and all Tax periods that begin on or after the Effective Time. Seller shall promptly forward to Purchaser any reports or documents received by Seller after the Closing that relate to the Straddle Period, and provide any information in Seller’s possession or control that relate to the Straddle Period that is necessary for Purchaser to file any Tax Returns relating to Property and Production Taxes with respect to the Straddle Period in accordance with this Section 13.2.

13.3 Transfer Taxes. The Purchase Price excludes, and Purchaser shall be liable for the entire amount of any sales, use, excise, stock, stamp, documentary, filing, recording, registration, authorization, and similar Taxes, fees, transfer fees, and charges incurred or required to be paid by any of the Indemnified Parties in connection with the Contemplated Transactions. If required by applicable Law, Seller will charge and collect any applicable sales Tax unless Purchaser provides a valid exemption or direct pay certificate. Purchaser and Seller shall cooperate with one another in the preparation of any necessary Tax Returns and other related documentation with respect to such Transfer Taxes (including any exemption certificates and forms as each may request to establish an exemption from (or otherwise reduce) or make a report with respect to Transfer Taxes).

13.4 Tax Proceedings. To the extent Purchaser receives any notice of any audit or other proceeding with respect to any Property Taxes or Production Taxes for any period or portion thereof ending prior to the Effective Time, Purchaser shall promptly provide written notice of same to Seller (which notice shall include a copy of any written correspondence received from the applicable Governmental Authority), and Seller shall have the right to control such audit or other proceeding, but (i) Purchaser shall, as its own cost and expense, have the right to participate in such audit or other proceeding, and (ii) Seller shall not settle or compromise such proceeding without Purchaser’s express written consent, not to be unreasonably withheld, conditioned or delayed.

50

13.5 Amendments. Purchaser shall not amend any Tax Return relating to Property Taxes or Production Taxes with respect to the Acquired Assets for any period or potion thereof ending prior to the Effective Time without the express written consent of Seller, not to be unreasonably withheld, conditioned or delayed.

13.6 Cooperation. Until the expiration of the statute of limitations for all periods that include the Closing Date or the Effective Time, Seller and Purchaser shall cooperate reasonably and in good faith with respect to Tax matters arising out this Agreement, including in connection with the filing of any Tax Returns described in this Article XIII and any Tax audits or other proceedings as described in Section 13.4.

13.7 Form 8594. Seller and Purchaser shall cooperate in the preparation of Internal Revenue Service Form 8594, pursuant to Treasury Regulation Section 1.1060-1, to report the allocation of the Purchase Price among the Acquired Assets. To the extent required by Code Section 1060 and any Treasury Regulations promulgated thereunder, any such allocations shall be consistent with the Purchase Price allocation as set forth in Exhibit A-3. Except as required by Law, none of the Parties (or their applicable Affiliates) shall take any position on its Tax returns that is inconsistent with the allocation of the Purchase Price (plus other capitalized costs) as so agreed or as adjusted.

13.8 Agreed Tax Treatment. The Parties, pursuant to the express terms and conditions of the Contribution Agreement, (i) acknowledge and agree that the conveyance of the Acquired Assets to Purchaser in exchange for the Share Consideration (as ultimately determined hereunder), along with the assets to be simultaneously acquired pursuant to the Other PSAs, are anticipated to constitute in full one or more transactions described in Section 351(a) of the Code, with the receipt of the Cash Consideration (as adjusted and ultimately determined hereunder) by the Seller to be a receipt of money described in Section 351(b) of the Code, and the Parties shall report consistently therewith for federal income tax purposes and all other relevant Tax purposes, and (ii) represent and warrant to one another that they are aware of no facts or circumstances inconsistent with the agreed federal income tax treatment described in clause (i). Without limiting the foregoing, Purchaser represents and warrants to Seller that, (i) immediately after the conveyance of the Acquired Assets to Purchaser in exchange for the Share Consideration and Cash Consideration (as adjusted and ultimately determined hereunder), and the conveyance of assets pursuant to the Other PSAs, Seller and each of the Other PSA Sellers will be in control of Purchaser, within the meaning of Section 351(a) of the Code, and (ii) Purchaser has no prearranged plan to transfer or otherwise dispose of the Acquired Assets after their acquisition from Seller hereunder or dispose of the assets acquired from the Other PSA Sellers.

51

Article XIV

ASSUMPTION; INDEMNIFICATION; SURVIVAL

14.1 Assumption by Purchaser. Without limiting Purchaser’s rights to indemnity under Section 14.2, effective from and after Closing, Purchaser assumes and hereby agrees to fulfill, perform, pay, and discharge (or cause to be fulfilled, performed, paid, and discharged) all Assumed Liabilities.

14.2 Indemnities of Sellers. Effective as of Closing, subject to the limitations set forth in this Article XIV, Seller shall be responsible for, shall pay on a current basis, and shall defend, indemnify, release, and hold harmless the Indemnified Purchaser Parties for, from, and against any and all Losses incurred, suffered, or paid by, or asserted against, or resulting to any of the Indemnified Purchaser Parties and which result from, arise out of or in connection with, are based upon or related to, or exist by reason of:

(a) any breach by Seller of any of its representations or warranties contained in Article VII, Section 13.8 or in the certificate delivered by Seller pursuant to Section 11.2(i);

(b) any breach by Seller of any of its covenants or agreements contained in this Agreement and any liability incurred by any Purchaser Indemnified Party as a result of the inaccuracy of any Seller Proxy Provided Information;

(c) any of the Excluded Liabilities; or

(d) Property and Production Taxes for which Seller is responsible under Section 13.1 (but excluding such Taxes to the extent they reduced the Purchase Price as adjusted and ultimately determined hereunder);

14.3 Indemnities of Purchaser. Effective as of Closing, subject to the limitations set forth in this Article XIV, Purchaser shall be responsible for, shall pay on a current basis, and shall defend, indemnify, release, and hold harmless the Indemnified Seller Parties for, from, and against any and all Losses incurred, suffered, or paid by, or asserted against, or resulting to any of the Indemnified Seller Parties and which result from, arise out of or in connection with, are based upon or related to, or exist by reason of:

(a) any breach by Purchaser of any of its representations or warranties contained in Article VIII, Section 13.8 or in the certificate delivered by Purchaser pursuant to Section 11.2(i);

(b) any breach by Purchaser of any of its covenants or agreements contained in this Agreement;

(c) Property and Production Taxes for which Purchaser is responsible under Section 13.1 (but excluding such Taxes to the extent they reduced the Purchase Price as adjusted and ultimately determined hereunder);

(d) any of the Assumed Liabilities, except solely to the extent, if any, that (and with this exception limited to such amounts and period as) Seller is required under Section 14.2 (subject to the limitations set forth in this Article XIV) to indemnify any Indemnified Purchaser Party for the same Loss; or

(e) any other matter from or against which Purchaser has agreed to defend or indemnify the Indemnified Seller Parties under this Agreement.

14.4 No Third-Party Claims. Any claim for indemnity under this Agreement by any current or former Indemnified Purchaser Party or Indemnified Seller Party must be brought and administered by the applicable Party to this Agreement. No Indemnified Party other than Seller and Purchaser shall have any rights against either Purchaser or Seller under the terms of this Agreement except as may be exercised on its behalf by Seller or Purchaser, as applicable, pursuant to this Section 14.4. Seller and Purchaser may elect to exercise or not exercise indemnification rights under this Section on behalf of the Indemnified Parties affiliated or associated with such Party in its sole discretion and shall have no liability hereunder to any such other Indemnified Party for any action or inaction under this Section 14.4.

52

14.5 Limitation on Liability.

(a) Notwithstanding anything to the contrary contained in this Agreement, no Seller shall have any liability for any indemnification under Sections 14.2(a) and 14.2(b) for any individual Loss (e.g., per event or circumstance) unless the amount of such Loss exceeds an amount equal to two hundred fifty thousand ($250,000) U.S. Dollars (the “Indemnification Threshold”), provided that (i) adjustments to the Base Purchase Price under Section 3.5 (and any payments in respect thereof), (ii) Seller’s indemnity obligations under Section 14.2(a) solely with respect to the breach of any Fundamental Representation or any representation or warranty contained in Section 7.6 or Section 13.8, and (iii) Seller’s indemnity obligations under Sections 14.2(c) and 14.2(d), in each case, shall not be limited by this Section 14.5(a). Notwithstanding anything to the contrary contained in this Agreement, Purchaser shall not have any liability for any indemnification under Sections 14.3(a) and 14.3(b) for any individual Loss (e.g., per event or circumstance) unless the amount of such Loss exceeds the Indemnification Threshold, provided that (i) adjustments to the Base Purchase Price under Section 3.5 (and any payments in respect thereof), (ii) Purchaser’s indemnity obligations under Section 14.3(a) solely with respect to the breach of any Fundamental Representation or any representation or warranty contained in Section 8.11 or Section 13.8, and (iii) Purchaser’s indemnity obligations under Sections 14.3(c), 14.3(d) and 14.3(e), in each case, shall not be limited by this Section 14.5(a).

(b) Notwithstanding anything to the contrary contained in this Agreement, and without limiting the foregoing in this Section 14.5, no Seller shall have any liability for any indemnification under Sections 14.2(a) and 14.2(b) until and unless the aggregate amount of all Losses under Sections 14.2(a) and 14.2(b) for which Claim Notices are timely delivered by Purchaser exceeds an amount equal to five percent (5%) of the Base Purchase Price (the “Indemnification Deductible”), and then only to the extent all such Losses exceed the Indemnification Deductible, provided that (i) adjustments to the Base Purchase Price under Section 3.5 (and any payments in respect thereof), (ii) Seller’s indemnity obligations under Section 14.2(a) solely with respect to the breach of any Fundamental Representation or any representation or warranty contained in Section 7.6 or Section 13.8, and (iii) Seller’s indemnity obligations under Sections 14.2(c) and 14.2(d), in each case, shall not be limited by this Section 14.5(b).

(c) Notwithstanding anything to the contrary contained in this Agreement, and without limiting the foregoing in this Section 14.5, in no event shall Seller’s aggregate liability under Sections 14.2(a) and 14.2(b) exceed an amount equal to ten percent (10%) of the Final Purchase Price, provided that (i) adjustments to the Base Purchase Price under Section 3.5 (and any payments in respect thereof), (ii) Seller’s indemnity obligations under Section 14.2(a) solely with respect to the breach of any Fundamental Representation or any representation or warranty contained in Section 7.6 or Section 13.8, and (iii) Seller’s indemnity obligations under Sections 14.2(c) and 14.2(d), in each case, shall not be limited by this Section 14.5(c).

(d) Notwithstanding anything to the contrary contained in this Agreement, and without limiting the foregoing in this Section 14.5, in no event shall Seller’s or Purchaser’s aggregate liability under this Agreement (including under Section 14.2 and Section 14.3), the other Transaction Documents, and otherwise in connection with the Contemplated Transactions exceed an amount equal to the Final Purchase Price.

(e) The amount of any Liabilities for which any of the Indemnified Purchaser Parties or Indemnified Seller Parties are entitled to indemnification under this Agreement or in connection with or with respect to the transactions contemplated by this Agreement shall be reduced by any corresponding insurance proceeds actually received by any such indemnified Party under any insurance arrangements.

53

(f) No Indemnified Purchaser Party or Indemnified Seller Party shall be entitled to indemnification under Article XIV for, from, or against, and Losses shall not include, (i) Non-Compensatory Damages, (ii) any Claim or Loss to the extent waived pursuant to Section 9.14, or (iii) any Claim or Loss with respect to any item for which an adjustment has already been made to the Base Purchase Price, or other recovery has already been obtained, under the terms of this Agreement or any other Transaction Document.

(g) In addition, (1) Seller shall have no liability under, and no Indemnified Purchaser Party shall be entitled to indemnification under, Article XIV for any Claim or Loss (i) that was incurred or arose with the consent of Purchaser or due to any act or omission of Purchaser or any of its Affiliates, or (ii) any Claim or Loss based on or arising from any change in, or in the judicial interpretation of, any applicable Law(s) taking effect after the Execution Date; and (2) Purchaser shall have no liability under, and no Indemnified Seller Party shall be entitled to indemnification under, Article XIV for any Claim or Loss (i) that was incurred or arose with the consent of Seller or due to any act or omission of Seller or any of its Affiliates, or (ii) any Claim or Loss based on or arising from any change in, or in the judicial interpretation of, any applicable Law(s) taking effect after the Execution Date.

(h) No Indemnified Purchaser Party or Indemnified Seller Party shall be entitled to indemnification under Article XIV for, from, or against, and Losses shall not include, any Claim or Loss to the extent resulting from or increased by the actions or omissions of any Indemnified Person after the Closing. Each Indemnified Party shall make reasonable efforts to mitigate or minimize all Losses upon and after becoming aware of any event or condition which would reasonably be expected to give rise to any Losses or Claims that are indemnifiable hereunder and, if an Indemnified Party fails to so mitigate any indemnifiable Losses or Claims under the preceding sentence, the Party that would otherwise have an indemnity obligation hereunder with respect to such Losses and Claims shall have no liability for any portion of such Losses and Claims that reasonably could have been avoided or mitigated had the Indemnified Party made such efforts.

(i) No Indemnified Seller Party other than Seller shall have any liability to any Indemnified Purchaser Party hereunder or under any other agreement delivered by or on behalf of any Indemnified Seller Party in connection with the Contemplated Transactions. No Indemnified Purchaser Party other than Purchaser shall have any liability to any Indemnified Seller Party hereunder or under any other agreement delivered by or on behalf of any Indemnified Purchaser Party in connection with the Contemplated Transactions.

(j) The Parties shall treat, for Tax purposes, any amounts paid under this Article XIV as an adjustment to the Purchase Price.

14.6 Express Negligence. The defense, indemnification, hold harmless, and release provisions and the assumption of the Assumed Liabilities provisions (in each case) provided for in this Agreement shall be applicable whether or not the Liabilities and Losses in question arose or resulted solely or in part from the gross, sole, joint, active, passive, comparative, or concurrent negligence, strict liability, or other fault or violation of Law of or by any Indemnified Party. With respect to this Agreement, both Parties agree that the provisions set out in this Article XIV comply with the requirement, known as the express negligence rule, to expressly state in a conspicuous manner to afford fair and adequate notice that this Agreement has provisions requiring the Indemnifying Party to be responsible for the negligence (whether gross, sole, joint, active, passive, comparative, or concurrent), strict liability, or other fault or violation of Law of or by the Indemnified Party. Seller and Purchaser understand that pursuant to this Agreement, each Party is sometimes an Indemnifying Party and sometimes an Indemnified Party. Each Indemnifying Party represents to the Indemnified Party (a) that it, the Indemnifying Party has consulted an attorney concerning this Agreement or, if it has not consulted an attorney, that it was provided the opportunity and had the ability to so consult, but made an informed decision not to do so, and (b) that it, the Indemnifying Party, fully understands its obligations under this Agreement.

54

14.7 Exclusive Remedy.

(a) Except as specifically set forth in this Agreement, from and after Closing, (1) Section 14.2 (as limited by this Agreement) and the special warranty of Defensible Title contained in the Assignment are Purchaser’s sole and exclusive remedies against any Indemnified Seller Party with respect to the Contemplated Transactions and the sale of the Acquired Assets, including with respect to breaches of Seller’s representations, warranties, covenants, and agreements contained in this Agreement and all other Claims and Losses arising out of, relating to, or in connection with the Acquired Assets and/or the Assumed Liabilities; and (2) Section 14.3 (as limited by this Agreement) are Seller’s sole and exclusive remedies against any Indemnified Purchaser Party with respect to the Contemplated Transactions and the sale of the Acquired Assets, including with respect to breaches of Purchaser’s representations, warranties, covenants, and agreements contained in this Agreement and all other Claims and Losses arising out of, relating to, or in connection with the Acquired Assets and/or the Assumed Liabilities.

(b) Except for the remedies specified in Section 14.2 (as limited by this Agreement) and for the special warranty of Defensible Title contained in the Assignment, effective as of Closing, Purchaser, on its own behalf and on behalf of the other Indemnified Purchaser Parties, hereby releases, remises, and forever discharges the Indemnified Seller Parties from any and all Proceedings, Claims, and Losses whatsoever, in Law or in equity, known or unknown, absolute or contingent, which Purchaser or its Affiliates might now or subsequently may have, based on, relating to, or arising out of the Acquired Assets or the ownership, use, or operation of the Acquired Assets prior to Closing, or the condition, quality, status, or nature of any of the Acquired Assets prior to Closing, including rights to contribution under the CERCLA or any other Environmental Law, breaches of statutory or implied warranties, nuisance or other tort actions, rights to punitive damages, common Law rights of contribution, and rights under insurance maintained by Seller or any of their Affiliates.

(c) No Party or Person is asserting the accuracy, completeness, or truth of any representation and warranty set forth in this Agreement; rather the Parties have agreed that should any representation or warranty of any Party prove inaccurate, incomplete, or untrue, the other Party shall have the specific rights and remedies herein specified as the exclusive remedy therefor, but that no other rights, remedies, or causes of action (whether in Law or in equity or whether in contract or in tort or otherwise) are permitted to any Party hereto as a result of the failure, breach, inaccuracy, incompleteness, or untruth of any such representation and warranty. No Party shall attempt to void the effect of any release set forth in this Agreement made by such Party by later arguing that at the time of the release it did not fully appreciate the extent of any Losses so released.

14.8 Indemnification Procedures. All claims for indemnification under Section 9.4, Section 9.5, Section 9.16, Section 14.2, and Section 14.3 shall be asserted and resolved as follows:

(a) For purposes of this Article XIV, the term “Indemnifying Party” when used in connection with particular Claims or Losses shall mean the Party having an obligation to indemnify another Person or Persons with respect to such Claims or Losses pursuant to this Article XIV, and the term “Indemnified Party” when used in connection with particular Claims or Losses shall mean the Person or Persons having the right to be indemnified with respect to such Claims or Losses by a Party pursuant to Article XIV.

55

(b) To make claim for indemnification under Section 9.4, Section 9.5, Section 9.16, Section 14.2, or Section 14.3 an Indemnified Party shall notify the Indemnifying Party of its claim pursuant to this Section 14.8, including the specific details of and specific basis under this Agreement for its claim (the “Claim Notice”). In the event that the claim for indemnification is based upon a claim by a Third Party against the Indemnified Party (a “Third Party Claim”), the Indemnified Party shall provide its Claim Notice promptly after the Indemnified Party has actual knowledge of the Third Party Claim and shall enclose a copy of all papers (if any) served with respect to the Third Party Claim, provided that the failure of any Indemnified Party to give notice of a Third Party Claim as provided in this Section 14.8 shall not relieve the Indemnifying Party of its obligations under Section 9.4, Section 9.5, Section 9.16, Section 14.2, or Section 14.3 (as applicable) except to the extent (and then only to the extent) such failure materially prejudices the Indemnifying Party’s ability to defend against the Third Party Claim. In the event that the claim for indemnification is based upon an inaccuracy or breach of a representation, warranty, covenant, or agreement, the Claim Notice shall specify the representation, warranty, covenant, or agreement that was inaccurate or breached.

(c) In the case of a claim for indemnification based upon a Third Party Claim, the Indemnifying Party shall have thirty (30) days from its receipt of the Claim Notice to notify the Indemnified Party whether it admits or denies its Liability to defend the Indemnified Party against such Third Party Claim at the sole cost and expense of the Indemnifying Party, provided that the Indemnifying Party’s failure to respond during such thirty (30) day period shall be deemed notice that the Indemnifying Party is disputing its Liability. The Indemnified Party is authorized, prior to and during such thirty (30) day period, to file any motion, answer, or other pleading that it shall reasonably deem necessary or appropriate to protect its interests or those of the Indemnifying Party and that is not prejudicial to the Indemnifying Party.

(d) If the Indemnifying Party admits its liability, then it shall have the right and obligation to diligently defend, at its sole cost and expense, the Third Party Claim. Subject to the remaining provisions of this Section 14.8(d), the Indemnifying Party shall have full control of such defense and proceedings, including any compromise or settlement thereof unless the compromise or settlement includes the payment of any amount by (because of the Indemnification Deductible or otherwise), the performance of any obligation by, or the limitation of any material right or benefit of, the Indemnified Party, in which event such settlement or compromise shall not be effective without the consent of the Indemnified Party, which shall not be unreasonably withheld or delayed. If requested by the Indemnifying Party, the Indemnified Party agrees to reasonably cooperate in contesting any Third Party Claim which the Indemnifying Party elects to contest. The Indemnified Party may (at its own expense and with its own counsel) participate in, but not control, any defense or settlement of any Third-Party Claim controlled by the Indemnifying Party pursuant to this Section 14.8(d). An Indemnifying Party shall not, without the written consent of the Indemnified Party, (i) settle any Third Party Claim or consent to the entry of any judgment with respect thereto which does not include an unconditional written release of the Indemnified Party from all liability in respect of such Third Party Claim or (ii) settle any Third Party Claim or consent to the entry of any judgment with respect thereto in any manner that may materially and adversely affect the Indemnified Party (other than as a result of money damages covered by the indemnity).

(e) If the Indemnifying Party does not admit its Liability (which it will be deemed to be disputing if it fails to respond) or admits its Liability but fails to diligently prosecute or settle the Third Party Claim, then the Indemnified Party shall have the right to defend against the Third Party Claim at the sole cost and expense of the Indemnifying Party (if it is ultimately determined that the Indemnified Party is entitled to indemnification under this Agreement), with counsel of the Indemnified Party’s choosing (though the Indemnifying Party will still have the right to participate in, but not control, the defense of such Third-Party Claim at its own expense and with its own counsel), subject to the right of the Indemnifying Party to admit its liability and assume the defense of the Third Party Claim at any time prior to settlement or final determination thereof. If the Indemnifying Party has not yet admitted its obligation to defend and indemnify the Indemnified Party against a Third Party Claim, then the Indemnified Party shall send written notice to the Indemnifying Party of any proposed settlement and the Indemnifying Party shall have the option for ten (10) days following receipt of such notice to (i) admit in writing its Liability to indemnify the Indemnified Party from and against the applicable Claims or Losses and consent to such settlement, (ii) if Liability is so admitted, reject, in its reasonable judgment, the proposed settlement, or (iii) deny Liability. Any failure by the Indemnifying Party to respond to such notice shall be deemed to be an election under subsection (iii) above.

56

(f) In the case of a claim for indemnification not based upon a Third Party Claim, the Indemnifying Party shall have thirty (30) days from its receipt of the Claim Notice to (i) cure the Loss or Claim complained of, (ii) admit its liability for such Loss or Claim, or (iii) dispute the claim for such Loss or Claim. If the Indemnifying Party does not notify the Indemnified Party within such thirty (30) day period that it has cured the Loss or Claim or that it disputes the claim for such Loss or and Claim, then the Indemnifying Party shall be deemed to be disputing the claim for such Loss or Claim.

14.9 Survival.

(a) The representations and warranties of Seller contained in Article VII (other than the Fundamental Representations and the representations and warranties contained in Section 7.6 and Section 13.8) and the reaffirmation of such representations and warranties contained in the certificate delivered at Closing by Seller pursuant to Section 11.2(i) shall, in each case, survive the Closing and expire and terminate at 5:00 p.m. Houston, Texas time on the date that is six (6) months after the Closing Date.

(b) The representations and warranties of Purchaser contained in Article VIII (other than the Fundamental Representations and the representations and warranties contained in Section 8.11 and Section 13.8) and the reaffirmation of such representations and warranties contained in the certificate delivered at Closing by Purchaser pursuant to Section 11.2(i) shall, in each case, survive the Closing and expire and terminate at 5:00 p.m. Houston, Texas time on the date that is six (6) months after the Closing Date.

(c) The Fundamental Representations and the reaffirmation of such representations and warranties contained in the certificate delivered at Closing by Seller and Purchaser pursuant to Section 11.2(i) shall, in each case, survive the Closing and expire and terminate at 5:00 p.m. Houston, Texas time on the date on which the applicable statute of limitations has expired.

(d) The representations and warranties of Seller and Purchaser contained in Section 7.6, Section 8.11, Section 13.8 and the reaffirmation of such representations and warranties contained in the certificate delivered at Closing by Seller pursuant to Section 11.2(i) shall, in each case, survive the Closing and expire and terminate at 5:00 p.m. Houston, Texas time on the date on which the applicable statute of limitations has expired.

(e) All covenants and agreements of Seller and Purchaser contained in this Agreement shall (i) with respect to each such covenant and agreement required to be complied with or performed prior to Closing, survive the Closing and expire and terminate at 5:00 p.m., Houston, Texas time on the date that is six (6) months after the Closing Date, and (ii) with respect to each such covenant and agreement required to be complied with or performed solely at or after Closing (to the extent no survival period is separately provided for such covenant or agreement elsewhere in this Agreement), survive the Closing and expire and terminate on the earlier of (A) such time as such covenant or agreement has been fully performed or (B) 5:00 p.m., Houston, Texas time on the date that is twelve (12) months after the Closing Date.

(f) Representations, warranties, covenants, and agreements shall be of no further force and effect after the date of their expiration; provided, however, there shall be no termination of any bona fide claim asserted pursuant to this Agreement with respect to such a representation, warranty, covenant, or agreement prior to its expiration date.

(g) Notwithstanding anything to the contrary above in this Section 14.9, (i) the indemnities in Sections 14.2(a) and 14.2(b) and Sections 14.3(a) and 14.3(b) shall expire and terminate as of the termination date of each respective representation, warranty, covenant, or agreement that is subject to indemnification thereunder, except, in each case, solely as to matters for which a specific written claim for indemnity has been delivered to Seller or Purchaser, as applicable, on or before such termination date; (ii) the indemnities in Sections 14.2(d), 14.3(c) and 14.3(e) shall expire and terminate at 5:00 p.m., Houston, Texas time on the date on which the applicable statute of limitations has expired, except solely as to matters for which a specific written claim for indemnity has been delivered to Seller or Purchaser, as applicable, on or before such termination date; (iii) the indemnities in Section 14.2(c) shall expire and terminate on the date that is twelve (12) months after the Closing Date and (iv) the indemnities in Section 14.3(d) shall survive the Closing and remain in full force and effect indefinitely.

14.10 Waiver of Right to Rescission. Seller and Purchaser acknowledge that, following Closing, specific performance or the payment of money, as limited by the terms of this Agreement, shall be adequate compensation for breach of any representation, warranty, covenant, or agreement contained herein or for any other claim arising in connection with or with respect to the Contemplated Transactions. As such, following Closing, Purchaser and Seller each waive any right to rescind this Agreement or any of the Contemplated Transactions.

14.11 Subrogation. To the extent of the indemnification obligations in this Agreement, Purchaser and Seller hereby waives for itself and its successors and assigns, including any insurers, any rights to subrogation for Losses for which such Party is liable or against which such Party indemnifies any other Person under this Agreement. If required by applicable insurance policies, each Party shall obtain a waiver of such subrogation from its insurers.

14.12 Non-Compensatory Damages. None of the Indemnified Purchaser Parties nor Indemnified Seller Parties shall be entitled under this Agreement or any Transaction Document to recover from Seller or Purchaser, or their respective Affiliates, any special, indirect, consequential, punitive, exemplary, remote or speculative damages, or damages for lost profits of any kind (collectively, “Non-Compensatory Damages”) arising under or in connection with this Agreement or the Contemplated Transactions, except to the extent any such party suffers such damages (including costs of defense and reasonable attorney’s fees incurred in connection with defending of such damages) to a Third Party, which damages (including costs of defense and reasonable attorney’s fees incurred in connection with defending against such damages) shall not be excluded by this provision as to recovery hereunder. Subject to the preceding sentence, Purchaser, on behalf of each of the Indemnified Purchaser Parties, and Seller, on behalf of each of the Indemnified Seller Parties, waive any right to recover any Non-Compensatory Damages arising in connection with or with respect to this Agreement or the Contemplated Transactions. Subject to Section 14.7, this Section 14.12 shall not restrict either Party’s right to obtain specific performance or an injunction.

57

Article XV

MISCELLANEOUS

15.1 Legal Fees. If either Party institutes a Proceeding against the other Party relating to the provisions of this Agreement, the Party to such Proceeding which does not prevail will reimburse the prevailing Party therein (regardless of whether the prevailing Party is the plaintiff or the defendant in such Proceeding) for the reasonable expenses of attorneys’ fees and disbursements incurred by the prevailing Party. The applicable Governmental Authority shall be empowered to designate the prevailing Party for purposes of this Section 15.1. If more than one Seller is a non-prevailing Party to any such action, then each Seller that is a non-prevailing Party to such action shall bear its Proportionate Share of such expenses and fees.

15.2 Expenses.

(a) Except as otherwise specifically provided, all fees, costs, and expenses incurred by Seller or Purchaser in negotiating this Agreement or in consummating the Contemplated Transactions shall be paid by the Person incurring the same, including, legal and accounting fees, costs, and expenses (“Expenses”).

(b) All required documentary, filing, and recording fees and expenses in connection with the filing and recording of the assignments, conveyances, or other instruments required to convey title to the Acquired Assets to Purchaser (including the Assignment) shall be borne by Purchaser.

15.3 Governing Law. This Agreement and all Claims or causes of action (whether in contract, tort, or based on any other legal theory) that may be based upon, arise out of, or relate to this Agreement or the negotiation, execution, or performance of this Agreement (including any claim or cause of action based upon, arising out of, or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement) shall be governed by and construed in accordance with the internal laws of the State of Texas applicable to agreements made and to be performed entirely within such State, without regard to any choice-of-law or conflicts-of-law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Texas; provided, however, with respect to conveyancing matters as to any Acquired Asset, the Laws of the state where such Acquired Asset is located shall govern and control such determination.

15.4 Jurisdiction and Venue. Except as otherwise provided in Section 3.5, any Proceeding arising under or relating to this Agreement or the other Transaction Documents, the interpretation of this Agreement or the other Transaction Documents, or the enforcement of any provision of this Agreement or the other Transaction Documents (whether in Law, equity, or other theory) shall be brought or otherwise commenced in any state court or the United States District Court located in Houston, Harris County, Texas. Each Party consents to the exclusive jurisdiction of such courts (and the appellate courts thereof) and agrees not to commence any such Proceeding except in such courts. Each Party agrees not to assert (by way of motion, as a defense, or otherwise), and hereby irrevocably and unconditionally waives in any such Proceeding commenced in such court, any objection or claim that such Party is not subject personally to the jurisdiction of such court or that such Proceeding has been brought in an inconvenient forum. If such courts refuse to exercise jurisdiction hereunder, then the Parties agree that such jurisdiction shall be proper in any court in which jurisdiction may be obtained. Each Party irrevocably consents to service of process by delivery of the copy of the process pursuant to the notice provisions set forth in Section 15.7 with the same force and effect as if such service had been made within the State of Texas.

58

15.5 Waiver of Jury Trial. Each Party hereby unconditionally and irrevocably waives its right to a jury trial in any lawsuit, action, or proceeding between or among the Parties arising out of or relating to this Agreement or the Contemplated Transactions.

15.6 Time of the Essence; Calculation of Time. Time is of the essence in this Agreement. If the date specified in this Agreement for giving any notice or taking any action is not a Business Day (or if the period during which any notice is required to be given or any action taken expires on a date that is not a Business Day), then the date for giving such notice or taking such action (and the expiration date of such period during which notice is required to be given or action taken) shall be the next day that is a Business Day.

15.7 Notices.

(a) Addresses. All notices under this Agreement (other than those permitted or required under Section 9.1(c)) shall be in writing and shall be delivered either personally, by internationally recognized overnight courier, by electronic mail, or by registered or certified mail (return-receipt requested and postage prepaid), in any such case to the other Party at its addresses set forth below:

If to Seller:	Synergy Offshore, LLC
9821 Katy Fwy, Suite 805
Houston, Texas 77024
Attention: Duane H. King
Email: dking@synergyog.com

With a copy to:	Crain Caton & James, P.C.
1401 McKinney, Suite 1700
Houston, Texas 77010
Attention: Adrienne Randle Bond
Email: abond@craincaton.com

If to Purchaser:	U.S. Energy Corp.
675 Bering Dr., Suite 290
Houston, Texas 77057
Attention: Ryan L. Smith
Email: Ryan@usnrg.com

With a copy to:	The Loev Law Firm, PC
6300 West Loop South, Suite 280
Bellaire, Texas 77401
Attention: David M. Loev; and John S. Gillies
Email: dloev@loevlaw.com; and john@loevlaw.com

59

(b) When Notice Received. Any such notice shall be deemed to have been delivered and received: (i) in the case of personal delivery, on the date of actual receipt by the applicable individual designated; (ii) in the case of electronic transmission, on the date affirmative electronic confirmation of receipt from the receiving Party has been received by the transmitting Party if such confirmation of receipt is received before 5:00 p.m. Houston, Texas time on a Business Day (otherwise on the next Business Day after such confirmation is received), provided that an automated response from the email account or server of the receiving Party shall not constitute an affirmative confirmation of receipt; (iii) in the case of an internationally recognized overnight courier, on the date of actual receipt by the applicable individual designated, as confirmed by the records of such overnight courier; and (iv) in the case of mailing by registered or certified mail (return-receipt requested), on the date of actual receipt by the applicable individual designated. In the case of electronic transmission, the sending Party shall use commercially reasonable efforts to promptly thereafter mail or deliver a copy of the notice by internationally recognized courier or by registered or certified mail (return-receipt requested); provided, however, that the delivery or mailing of, or the failure to deliver or mail, such a copy shall not affect the effectiveness or the time of delivery or receipt of the notice.

(c) Change of Address. A Party may change its notice address by notice to the other Party in accordance with this Section 15.7, which shall be effective ten (10) Business Days after receipt.

15.8 Entire Agreement; Conflicts.

(a) Entire Agreement. This Agreement (including the Appendix, Exhibits, and Schedules), the Confidentiality Agreement, and (when executed) the other Transaction Documents contain the entire agreement and understanding between the Parties with respect to the subject matter hereof and thereof, and all prior and contemporaneous negotiations, understandings, and agreements between the Parties on the matters contained herein and therein are expressly merged into and superseded by this Agreement, the Confidentiality Agreement, and (when executed) the other Transaction Documents. The provisions of this Agreement, the Confidentiality Agreement, and (when executed) the other Transaction Documents may not be explained, supplemented, or qualified through evidence of trade usage or a prior course of dealings. No Party shall be liable or bound to any other Party in any manner by any representations, warranties, covenants, or agreements relating to such subject matter except as specifically set forth in this Agreement, the Confidentiality Agreement, and (when executed) the other Transaction Documents.

(b) Conflicts. In the event of a conflict between the terms and provisions of this Agreement and the terms and provisions of any exhibit hereto or any Transaction Document, the terms and provisions of this Agreement shall govern and control; provided, however, the inclusion in any of the exhibits hereto or any Transaction Document of terms and provisions not addressed in this Agreement shall not be deemed a conflict, and all such additional provisions shall be given full force and effect, subject to the provisions of this Section 15.8(b).

15.9 Amendments and Waivers.

(a) Amendments. This Agreement may not be amended except by a written agreement of the Parties that is identified as an amendment to this Agreement.

(b) Waivers. Except for waivers specifically provided for in this Agreement, rights under this Agreement may not be waived except by an instrument in writing signed by the Party to be charged with the waiver. No waiver of, or consent to a change in, or modification of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of, or consent to a change in, or modification of other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided. The rights of Seller and Purchaser under this Agreement shall be cumulative, and the exercise or partial exercise of any such right shall not preclude the exercise of any other right.

60

15.10 Binding Effect; Assignment.

(a) Binding Effect. This Agreement shall be binding upon the Parties and their respective successors and permitted assigns, and shall inure to the benefit of the Parties and their respective successors and permitted assigns. In the event Purchaser sells, transfers, conveys, assigns, grants, or otherwise disposes of all or any part of the Acquired Assets, then (i) each such sale, transfer, conveyance, assignment, or other disposition shall be made expressly subject to this Agreement and each instrument of conveyance delivered in connection therewith shall explicitly state such and (ii) the assignee shall expressly assume all obligations of Purchaser arising hereunder to the extent related to the Acquired Assets so assigned. Any such sale, transfer, conveyance, assignment, or other disposition of the Acquired Assets shall not relieve Purchaser of any of its obligations under this Agreement, whether arising before or after the date of such sale, transfer, conveyance, assignment, or other disposition.

(b) Assignments Prohibited. No Party may assign this Agreement or any of its rights or interests under this Agreement, or delegate any of its obligations under this Agreement, without the prior written consent of the other Party, which consent may be withheld in such other Party’s sole and absolute discretion, and any attempt to do so shall be void. In the event the other Party consents to any such assignment, such assignment shall not relieve the assigning Party of any obligations and responsibilities hereunder.

15.11 Counterparts. This Agreement may be executed and delivered in one or more counterparts, each of which when executed and delivered shall be an original, and all of which when executed shall constitute one and the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile or by electronic image scan transmission in .pdf shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of the original Agreement for all purposes. Signatures of the Parties transmitted by facsimile or electronic image scan transmission in .pdf shall be deemed to be their original signatures for all purposes. Any Party that delivers an executed counterpart signature page by facsimile or by electronic image scan transmission in .pdf shall promptly thereafter deliver a manually executed counterpart signature page to the other Party; provided, however, that the failure to do so shall not affect the validity, enforceability, or binding effect of this Agreement.

15.12 Third-Party Beneficiaries. This Agreement confers certain indirect rights and remedies upon the Indemnified Seller Parties and the Indemnified Purchaser Parties, as applicable, as set forth in Section 9.4, Section 9.5, Section 9.16, and Article XIV, each of which is, subject to the terms of Section 14.4 and Section 14.5, an express and intended indirect third-party beneficiary of such Section and Article, however, no other Person (other than the Parties and their respective successors and permitted assigns) has any rights or remedies under this Agreement or is an intended beneficiary of any provision of this Agreement. Notwithstanding the foregoing: (a) the Parties reserve the right to amend, modify, terminate, supplement, or waive any provision of this Agreement or this entire Agreement without the consent or approval of the other Indemnified Seller Parties or the other Indemnified Purchaser Parties; and (b) no Party hereunder shall have any direct liability to any permitted third party beneficiary, nor shall any permitted third party beneficiary have any right to exercise any rights hereunder for such third-party beneficiary’s benefit except to the extent such rights are brought, exercised, and administered by a Party hereto in accordance with Section 14.4.

15.13 Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to any of Seller or Purchaser. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction or with respect to any event or circumstance shall not affect the validity or enforceability of such provision in any other jurisdiction or with respect to any other event or circumstance, nor shall the invalidity or unenforceability of any provision of this Agreement with respect to any Person affect the validity or enforceability of such provision with respect to any other Person.

61

15.14 DTPA. Purchaser certifies that it is not a “consumer” within the meaning of the Texas Business and Commerce Code, as amended and any similar Laws related to the protection of consumers applicable in any other jurisdictions (the “DTPA”). Purchaser covenants, for itself and for and on behalf of any successor or assignee, that, if the DTPA is applicable to this Agreement, (a) after consultation with attorneys of Purchaser’s own selection, Purchaser hereby voluntarily waives and releases all of Purchaser’s rights and remedies under the DTPA as applicable to Seller and Seller’s successors and assigns and (b) Purchaser shall defend and indemnify the Indemnified Seller Parties from and against any and all claims of or by any of the Indemnified Purchaser Parties or any of their successors and assigns based in whole or in part on the DTPA arising out of or in connection with this Agreement.

15.15 Headings; Mutuality. The headings and captions herein are inserted for convenience of reference only and are not intended to govern, limit, or aid in the construction of any term or provision hereof. The rights and obligations of each Party shall be determined pursuant to this Agreement. Each of Seller and Purchaser has had the opportunity to exercise business discretion in relation to the negotiation of the details and terms of the transaction contemplated hereby. This Agreement is the result of arm’s length negotiations from equal bargaining positions. It is the intention of the Parties that every covenant, term, and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any Party (notwithstanding any rule of Law requiring an agreement to be strictly construed against the drafting Party) and no consideration shall be given or presumption made, on the basis of who drafted this Agreement or any particular provision thereof, it being understood that the Parties to this Agreement are sophisticated and have had adequate opportunity and means to exercise business discretion in relation to the negotiation of the details of the transaction contemplated hereby and retain counsel to represent their interests and to otherwise negotiate the provisions of this Agreement.

15.16 Removal of Name. As promptly as practicable, but in any case within thirty (30) days after the Closing Date, Purchaser shall eliminate any reference to the names “Synergy,” or “Synergy Offshore, LLC”, and any variations or extensions of such names from the Acquired Assets, and shall have no right to use any logos, trade names, trademarks, service marks, and other marks belonging to Seller or any of its Affiliates.

15.17 Litigation Support. For so long as any Party actively is contesting or defending against any Claim or Proceeding brought by or against any Third Party in connection with (a) this Agreement or the Contemplated Transactions or (b) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction, on or before the Closing Date relating to the Acquired Assets, the other Party shall reasonably cooperate with the contesting or defending Party and its counsel in the contest or defense at the sole cost and expense of the contesting or defending Party (unless the contesting or defending Party is entitled to indemnification for the foregoing under Section 9.4, Section 9.5, Section 9.16, or Article XIV).

62

15.18 Further Assurances. From time to time after the Closing, Seller shall execute, acknowledge, and deliver, or cause to be executed, acknowledged, and delivered, to Purchaser, and Purchaser shall execute, acknowledge, and deliver, and cause to be executed, acknowledged, and delivered to Seller, such further documents and instruments, and take such other and further actions, as may be reasonably requested by each such Party in order to convey and deliver the Acquired Assets to Purchaser, to perfect Purchaser’s title thereto, and to accomplish the orderly transfer of the Acquired Assets to Purchaser in the manner contemplated by this Agreement, and to more effectively assure to Seller the full assumption by Purchaser of, and release of Seller from, the Assumed Liabilities, and to otherwise fully accomplish the Contemplated Transactions, in each case subject to the terms and conditions in this Agreement.

15.19 Filings, Notices, and Certain Governmental Approvals. Promptly after Closing, Purchaser, at its sole cost and expense, shall (a) record all assignments of Acquired Assets executed at Closing in the records of the applicable Governmental Authority, (b) if applicable, send notices to vendors supplying goods and services for the Acquired Assets and to the operator of such Acquired Assets of the assignment of such Acquired Assets to Purchaser, (c) actively pursue the unconditional approval of all applicable Governmental Authorities and other Persons of the assignment of the Acquired Assets to Purchaser, and (d) actively pursue all other consents and approvals that may be required in connection with the assignment of the Acquired Assets to Purchaser and the assumption of the Assumed Liabilities by Purchaser, that, in each case, shall not have been obtained prior to Closing. Purchaser obligates itself to take any and all action required by any Governmental Authority in order to obtain such unconditional approval, including the posting of any and all bonds or other security that may be required in excess of its existing lease, pipeline, or area-wide bond.

15.20 Specific Performance. After Closing, in the event of any actual or threatened breach of any of the covenants under this Agreement required to be performed by a Party after the Closing, the Party who is or is to be thereby aggrieved shall have the right to specific performance and injunctive relief with respect to a breach or threatened breach of such covenants. The Parties agree that the remedies at law for any breach or threatened breach of such covenants, including monetary damages, may be inadequate compensation for any loss, and that any defense in any action for specific performance of such covenants that a remedy at law would be adequate is waived. Any requirements for the securing or posting of any bond with respect to such a remedy are waived by the Parties.

[Signature page follows.]

63

IN WITNESS WHEREOF, Seller has executed this Agreement as of the Execution Date.

SELLER:

SYNERGY OFFSHORE, LLC

By:	/s/ Duane H. King
Name:	Duane H. King
Title:	Chief Executive Officer

SIGNATURE PAGE TO PURCHASE AND SALE AGREEMENT

IN WITNESS WHEREOF, Purchaser has executed this Agreement as of the Execution Date.

PURCHASER:

U.S. ENERGY CORPORATION

By:	/s/ Ryan Smith
Name:	Ryan Smith
Title:	CEO

SIGNATURE PAGE TO PURCHASE AND SALE AGREEMENT

APPENDIX A

DEFINED TERMS

Certain Defined Terms. As used in the Agreement, the following terms have the meanings set forth below:

“Accounting Referee” has the meaning specified in Section 3.5(d).

“Acquired Assets” has the meaning specified in Section 2.2.

“Acquired Contracts” has the meaning specified in Section 2.2(i).

“Acquired Data” has the meaning specified in Section 2.2(k).

“Acquired Easements” has the meaning specified in Section 2.2(e).

“Acquired Leases” has the meaning specified in Section 2.2(a).

“Acquired Mineral Interests” has the meaning specified in Section 2.2(a).

“Acquired Personal Property” has the meaning specified in Section 2.2(h).

“Acquired Properties” has the meaning specified in Section 2.2(c).

“Acquired Real Estate” has the meaning specified in Section 2.2(g).

“Acquired Records” has the meaning specified in Section 2.2(l).

“Acquired Wells” has the meaning specified in Section 2.2(c).

“Additional Listing Application” has the meaning specified in Section 9.17.

“Additional Listing Approval” has the meaning specified in Section 10.2(e).

“Adverse Recommendation Change” means the Board of Directors of Purchaser: (a) fails to make, withdraws, amends, modifies or materially qualifies, in a manner adverse to obtaining Shareholder Approval, the Board Recommendation; (b) fails to include the Board Recommendation in the Proxy Statement that is mailed to Purchaser’s shareholders; (c) fails to publicly reaffirm the Board Recommendation within three (3) Business Days after receipt of a written request by Seller; (d) making any public statement inconsistent with the Board Recommendation; or (e) resolving or agreeing to take any of the foregoing actions.

“AFE” has the meaning specified in Section 7.14.

“Affiliate” means, with respect to a Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. As used in this definition, the word “control” (and the words “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract, or otherwise.

Appendix A
1

“Aggregate Preferential Right Amount” has the meaning specified in Section 9.6(b).

“Agreement” has the meaning specified in the introductory paragraph.

“Allocated Value” has the meaning specified in Section 3.6.

“Anti-Corruption Laws” has the meaning specified in Section 7.30.

“Assignment” means (a) with respect to the Acquired Assets (other than the Acquired Mineral Interests), the Assignment, Bill of Sale and Conveyance from Seller to Purchaser substantially in the form of Exhibit C-1, (b) with respect to the Acquired Mineral Interests, the no-warranty Mineral Interest Deed from Seller to Purchaser substantially in the form of Exhibit C-2, and (c) with respect to the Acquired Real Estate, the special warrant Real Property Deed from Seller to Purchaser substantially in the form of Exhibit C-3.

“Assumed Environmental Liabilities” means any and all Claims and Losses (including any civil fines and penalties, personal injury, illness, or death of any natural person, any damage to, or destruction or loss or diminution in value of, any property, and any costs and expenses for the modification, repair, or replacement of any facilities on the Lands or any other Lands covered by or associated with the Acquired Assets), arising out of or relating to the Acquired Assets, the condition, ownership, maintenance, or use of the Acquired Assets, or Operations on or with respect to the Acquired Assets, by any Person, whether before, on, or after the Effective Time, in any way: (a) arising under any past, present, or future Environmental Law or any Permit issued under any past, present, or future Environmental Law, including any violation, breach, or noncompliance with any such Environmental Law or any such Permit, and contribution obligations under CERCLA; (b) arising out of or relating to the assessment, clean-up, removal, or other remediation of any Hazardous Material or other waste or materials of any kind, including but not limited to NORM; (c) arising out of or relating to any Release of Hazardous Materials or other contamination or pollution of the Environment; or (d) arising out of or related to any other Environmental Matter with respect to the Acquired Assets.

“Assumed Liabilities” means all Claims and Losses (whether known or unknown or absolute or contingent) resulting from, arising out of or in connection with, attributable to, based upon, or otherwise relating to the Acquired Assets or the use, ownership, or operation thereof, regardless of whether such Claims or Losses arose prior to, on, or after the Effective Time, including, but without limiting the generality of the foregoing: (a) all Liabilities for the payment of Property and Production Taxes; (b) all Liabilities for payment to Royalty owners, working interest owners, and other interest owners; (c) all Liabilities for maintaining, administering, and payment with respect to suspense accounts and revenues held in suspense, as well as for compliance with all unclaimed property Laws; (d) all Liabilities with respect to gas production, sales, transportation, processing, or other imbalances and make-up obligations; (e) all Liabilities for the payment of Property Expenses; (f) all Liabilities under Acquired Leases, Acquired Easements, and Acquired Contracts, and all Liabilities as required by Law; (g) all Claims and Proceedings with respect to the Acquired Assets or the use, ownership, or operation thereof; (h) all Assumed Environmental Liabilities and all Plugging and Abandonment Obligations; (i) all Casualty Losses; and (j) all other Claims and Losses relating to the Acquired Assets or the use, ownership, or operation thereof; provided, however, “Assumed Liabilities” does not include any Claims or Losses to the extent arising from, based upon, or attributable to the Excluded Liabilities.

“Background Materials” has the meaning specified in Section 8.9.

Appendix A
2

“Banner” means collectively, Banner Oil & Gas, LLC, a Delaware limited liability company (“Banner”), Woodford Petroleum, LLC, a Delaware limited liability company and Llano Energy LLC, a Delaware limited liability company, that have together entered into a separate purchase and sale agreement for their oil and gas properties with Purchaser.

“Banner PSA” shall mean that certain Purchase and Sale Agreement, dated as of the Execution Date, by and between Banner and Purchaser.

“Base Purchase Price” has the meaning specified in Section 3.1.

“Board Recommendation” has the meaning specified in Section 8.25.

“Business Day” means any day other than a Saturday, Sunday, or a day on which banks in the State of Texas are authorized or obligated to close.

“Cash Consideration” has the meaning specified in Section 3.1.

“Casualty Loss” means (a) any damage to or destruction of any Acquired Well that occurs as a result of acts of God, fire, explosion, terrorist attack, earthquake, windstorm, flood, drought, or similar occurrence or (b) a taking in condemnation or under right of eminent domain of any Acquired Well, in the case of each of clauses (a) and (b) above, (i) solely to the extent such individual Casualty Loss event or taking occurs after the Effective Time and prior to Closing, (ii) without regard to any related insurance proceeds, and (iii) specifically excluding, for the avoidance of doubt, changes in market conditions, including product and commodities prices, the availability of supply and distribution channels, production declines, adverse conditions or changes in production characteristics, wellbore failures arising or occurring during drilling or completion, or reworking or re-completion or production operations, or any other downhole conditions of any wells, including any well watering out, or experiencing a collapse in the casing or sand infiltration, and depreciation through ordinary wear and tear.

“Cause” means the (i) employee has failed to perform his or her obligations under any employment agreement or to observe and abide by the Purchaser’s policies and procedures; (ii) employee has refused to comply with reasonable, specific and lawful directions of employee’s supervisor or other superior; (iii) employee has engaged in acts or omissions or other misconduct against the Purchaser, including, without limitation, breaches of fiduciary duty, malfeasance, intentional wrongdoing or dishonest or fraudulent acts; (iv) employee has been convicted of, or has entered a plea of nolo contendere to, any crime involving the theft or willful destruction of money or other property, any crime involving moral turpitude or fraud, or any crime constituting a felony; or (v) employee has engaged in the use of alcohol or drugs on the job, or has engaged in excessive absenteeism from the performance of employee’s duties as the Purchaser’s employee, other than for reasons of illness.

“CERCLA” means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

“Claim” means any notice, claim, demand, allegation, cause of action, chose in action, or other communication alleging or asserting Liability or seeking contribution, indemnification, cost recovery, or compensation for Losses or injunctive or other equitable relief.

“Claim Notice” has the meaning specified in Section 14.8(b).

“Closing” has the meaning specified in Section 11.1.

Appendix A
3

“Closing Amount” has the meaning specified in Section 3.4(b).

“Closing Date” has the meaning specified in Section 11.1.

“Closing Payment” has the meaning specified in Section 3.4(b)(i).

“COBRA” has the meaning specified in Section 7.26(e).

“Code” means the Internal Revenue Code of 1986.

“Common Stock” means the common stock, par value $0.01 per share, of Purchaser.

“Confidentiality Agreement” means the Nondisclosure Agreement, dated as of August 28, 2021, by and between Seller and Purchaser.

“Contemplated Transactions” means the purchase and sale of the Acquired Assets, the assumption of the Assumed Liabilities, the issuance and sale of the Share Consideration and the other transactions provided by this Agreement or any of the other Transaction Documents.

“Contribution Agreement” has the meaning specified in Section 11.2(n).

“COPAS” means the Council of Petroleum Accountant Societies of North America.

“Customary Post-Closing Consents” means all rights to consent by, required notices to, filings with or other actions by Governmental Authorities in connection with the sale, disposition, transfer or conveyance of federal, state, tribal, or other governmental oil and gas leases or interests therein or related thereto, or the transfer of operations of any wells, in each case, where the same are customarily obtained subsequent to the assignment, disposition or transfer of such oil and gas leases or interests therein, or such operations.

“Data Room” means the virtual data room where Background Materials and other information related to the Contemplated Transactions were disclosed to Purchaser or its Entity Representatives prior to the Execution Date.

“Defensible Title” has the meaning specified in Section 5.1.

“Deposit” has the meaning specified in Section 3.2.

“Disclosure Objection Notice” has the meaning specified in Section 9.15.

“Disclosure Schedule Termination” has the meaning specified in Section 9.15.

“DOI” means United States Department of Interior and any sub-agencies, bureaus or offices thereof, including, but not limited to, the United States Bureau of Land Management and the United States Bureau of Indian Affairs.

“DTPA” has the meaning specified in Section 15.14.

“Easement” means any easement, right-of-way, license, servitude, surface lease, surface use agreement, or other similar asset, right, or interest in real property.

Appendix A
4

“Effective Time” means at 12:01 a.m., Houston, Texas time on the first day of the month in which Closing occurs.

“Employee Plans” has the meaning specified in Section 7.26(a).

“Entity” means any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any company limited by shares, limited liability company, or joint stock company), firm, society, or other incorporated or unincorporated enterprise, association, organization, or entity.

“Entity Representative” means, with respect to any Entity, such Entity’s directors, partners, managers, members, stockholders, officers, employees, agents, advisors, and attorneys.

“Environment” means soil, land surface, or subsurface strata, surface waters, groundwaters, stream sediments, ambient and other air, atmosphere, plant and animal life, or other environmental medium or natural resource.

“Environmental Matters” has the meaning specified in Section 6.1.

“Environmental Law” means any present or future Law relating to: (a) protection of human health or the Environment or workplace safety or occupational health; (b) Liability for or costs of remediation or prevention of Releases of Hazardous Materials; (c) Liability for or costs of any other actual or future threat to human health or the Environment; or (d) any wrongful death, personal injury, or property damage that is caused by or related to the handling, storage, or the presence of a Hazardous Material; including CERCLA, the Emergency Planning and Community Right to Know Act, the Hazardous Substances Transportation Act, the Resource Conservation and Recovery Act, the Solid Waste Disposal Act, the Clean Water Act, the Clean Air Act, the Toxic Substances Control Act, the Safe Drinking Water Act, the Occupational Safety and Health Act, the Federal Water Pollution Control Act, the Federal Insecticide, Fungicide and Rodenticide Act, the Endangered Species Act, the National Environmental Policy Act, the River and Harbors Appropriation Act, and any state counterparts of the foregoing. The term “Environmental Law” does not include good or desirable operating practices or standards that may be voluntarily employed or adopted by other oil and gas well operators or recommended, but not required, by a Governmental Authority.

“Equipment” means all Lease Owned equipment, fixtures, physical facilities, and surface and subsurface machinery used or held for use in connection with the operation, production, treating, storing, or transportation of Hydrocarbons, including all such tanks, boilers, buildings, improvements, injection facilities, saltwater disposal facilities, compression facilities, gathering systems, Christmas trees, derricks, platforms, separators, compressors, gun barrels, and similar items, but excluding Operating Inventory.

“ERISA” means the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

“ERISA Affiliate” has the meaning specified in Section 7.26(a).

“Escrow Account” has the meaning specified in Section 3.2.

“Escrow Agent” has the meaning specified in Section 3.2.

“Escrow Agreement” has the meaning specified in Section 3.2.

Appendix A
5

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Assets” has the meaning specified in Section 2.3.

“Excluded Liabilities” means the following obligations and Liabilities, known or unknown: (a) all Liabilities arising out of any of the Excluded Assets, including contracts that are not part of the Acquired Assets; (b) all Liabilities relating to any claims for infringement, dilution, misappropriation or any other violation of the rights of any Third Parties or caused by use of the Intellectual Property by Seller; (c) except as otherwise expressly provided in this Agreement, all Liabilities for any Taxes of Seller and all liability for Taxes in respect of the Acquired Assets that are attributable to any period, or portion thereof, ending on or prior to the Effective Time, (d) all amounts owed to, and Liabilities associated with, the employees of Seller; (e) all Liabilities arising as a result of any Proceedings set forth on Schedule 7.10; (f) except with respect to the Specified Assumed Indebtedness and the Specified Assumed Hedging Obligations, all Liabilities arising under any Indebtedness of Seller or any obligations or Liabilities to preferred or common equity holders of Seller; (g) all Liabilities with respect to any costs, fees and expenses (including all legal, accounting, financial advisory, valuation, investment banking and other third party advisory or consulting fees and expenses) incurred by or on behalf of Seller in connection with the negotiation of this Agreement, the other Transaction Documents, and each other agreement, document or instrument contemplated hereby or thereby; and (h) all liabilities, warranties and similar claims for damages or injury to person or property to the extent related to periods of time prior to the Effective Date, or that are covered by insurance policies maintained by Seller prior to the Closing Date (to the extent of such insurance coverage).

“Execution Date” has the meaning specified in the introductory paragraph.

“Existing Purchaser Assets” means the wells set forth on Schedule EPA and the related oil and gas leases, mineral interests, lands and equipment attributable to the ownership, use and operation of such wells.

“Existing Purchaser Contracts” means all Hydrocarbon sales, purchase, gathering, and processing contracts, transportation contracts, operating agreements, balancing agreements, joint venture agreements, partnership agreements, farmout and farmin agreements, area of mutual interest agreements, surface use agreements, contribution agreements, and other contracts and agreements, in each case, to the extent the foregoing cover, are attributable to, or relate to any of the Existing Purchaser Assets or to Operations on the Existing Purchaser Assets and which are binding on any of Purchaser, its Affiliates, or the Existing Purchaser Assets, including those Material Contracts listed on Schedule 8.15; provided, however, that Existing Purchaser Contracts do not include any lease, mineral interest, easement, permit, or real estate.

“Expenses” has the meaning specified in Section 15.2(a).

“Farmout Agreement” means the Farmout Agreement between the Seller and Purchaser substantially in the form attached hereto as Exhibit J, concerning leases located in Glacier and Toole Counties, Montana.

“Financial Advisor” means Johnson Rice & Company.

“Final Cash Consideration” has the meaning specified in Section 3.5(g).

“Final Determination Date” has the meaning specified in Section 3.5(g).

Appendix A
6

“Final Purchase Price” means the sum of (a) $26,251,000.00 and (b) the Final Cash Consideration.

“Final Settlement Date” has the meaning specified in Section 3.5(a).

“Final Settlement Disputes” has the meaning specified in Section 3.5(d).

“Final Settlement Statement” has the meaning specified in Section 3.5(a).

“Fundamental Representations” means (1) with respect to Seller, solely those representations and warranties of Seller contained in Sections 7.1, 7.2, 7.3, 7.4, and 7.5 and (2) with respect to Purchaser, solely those representations and warranties contained in Section 8.1, 8.2, 8.3, 8.4 and 8.5.

“GAAP” means United States generally accepted accounting principles in effect as of the Execution Date, applied consistently with Seller’s application in prior periods.

“Government Official” means an employee or official of any Governmental Authority or candidate for public office.

“Governmental Authority” means any federal, state, local, tribal, or foreign government, court of competent jurisdiction, administrative or regulatory body, agency, bureau, commission, governing body of any national securities exchange, or other governmental authority or instrumentality in any domestic or foreign jurisdiction, and any appropriate division of any of the foregoing.

“Guarantees” has the meaning specified in Section 9.4.

“Hazardous Material” means any: (a) petroleum, waste oil, crude oil, asbestos, urea formaldehyde, or polychlorinated biphenyl; (b) waste, gas, or other substance or material that is explosive or radioactive; (c) “hazardous substance”, “pollutant”, “contaminant”, “hazardous waste”, “regulated substance”, “hazardous chemical”, or “toxic chemical” as designated, listed, or defined (whether expressly or by reference) in any statute, regulation, Environmental Law, or other Law (including CERCLA and any other so called “superfund” or “superlien” Law and the respective regulations promulgated thereunder); (d) other substance or material (regardless of physical form) that is subject to any Environmental Law or other Law that regulates or establishes standards of conduct in connection with, or that otherwise relates to, the protection of human health, plant life, animal life, natural resources, property, or the enjoyment of life or property from the presence in the Environment of any solid, liquid, gas, odor, noise, or form of energy; or (e) compound, mixture, solution, product, or other substance or material that contains any substance or material referred to in clause (a), (b), (c), or (d) above.

“Hedging Instrument” means: (a) any futures trade, put option, synthetic put option, call option, or other arrangement relating to commodities entered into by a Person on any commodities exchange to hedge such Person’s exposure to or to speculate on commodity prices; and (b) any swap, collar, floor or other derivative transaction or hedging arrangement of any type or nature whatsoever in the over-the-counter derivatives market.

“Hydrocarbons” means crude oil, natural gas, casinghead gas, condensate, natural gas liquids, and other liquid or gaseous hydrocarbons produced in association with the foregoing.

“Income Tax” means any United States federal, state, local, or foreign Tax based on or measured by reference to net income, profits, revenue, or similar measure, including any interest, penalty, or addition thereto, whether disputed or not.

Appendix A
7

“Indebtedness” of any Person means, without duplication: (a) all obligations of such Person created, issued, or incurred for borrowed money (whether by loan, the issuance and sale of debt securities, or the sale of property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such property from such other Person); and (b) all obligations of such Person evidenced by a note, bond, debenture, or similar instrument.

“Indemnification Deductible” has the meaning specified in Section 14.5(b).

“Indemnification Threshold” has the meaning specified in Section 14.5(a).

“Indemnified Party” has the meaning specified in Section 14.8(a).

“Indemnified Purchaser Parties” means Purchaser and its Affiliates, and the respective Entity Representatives of the foregoing.

“Indemnified Seller Parties” means Seller and its Affiliates, and the Entity Representatives of the foregoing.

“Indemnifying Party” has the meaning specified in Section 14.8(a).

“Intellectual Property” means, with respect to any Person, any intellectual property, industrial property, and other proprietary rights (or portion thereof) owned, licensed, or developed by such Person or any of its Affiliates, or in which such Person or any of its Affiliates has any rights or interests, including any trademark, service mark, trade name, fictitious business name, or other similar intangible asset, registered or unregistered copyrights, patents, inventions, software or systems, and all versions, forms and embodiments thereof, including source code and object code, information that derives economic value from not being generally known to other Persons, including trade secrets and customer lists, and applications for registration and registrations of any of the foregoing (whether pending, existing, abandoned, or expired).

“IRS” means the U.S. Internal Revenue Service.

“Knowledge” means, (a) with respect to Seller, the actual knowledge, without any obligation of inquiry or investigation, of the following Entity Representatives of Seller: Duane H. King, CEO, and Lee Hightower, President and (d) with respect to Purchaser, the actual knowledge, without any obligation of inquiry or investigation, of Ryan Smith, CEO or any other officer or director of Purchaser.

“Lands” has the meaning specified in Section 2.2(b).

“Law” means any law, statute, legislation, constitution, principle of common law, resolution, ordinance, code, proclamation, treaty, convention, rule, regulation, permit, writ, or decree, whether legislative, municipal, administrative, or judicial in nature, enacted, adopted, passed, promulgated, made, or put into effect by or under the authority of any Governmental Authority.

“Lease Owned” means any Equipment or Operating Inventory in which a Party owns an interest used or held for use in connection with the operation of a Well or Wells which is (i) chargeable under applicable joint operating agreements consistent with the standards established by COPAS or (ii) is included within the scope of items that are chargeable under Section II (Direct Charges) of the COPAS 2005 Accounting Procedure, but excluding items considered part of overhead.

“Liability” means, with respect to any Person, any Indebtedness or other liability or obligation of such Person of any kind, nature, character, or description, whether known or unknown, absolute or contingent, accrued or unaccrued, in contract, tort, strict liability, or otherwise, including all costs and expenses relating to the foregoing.

Appendix A
8

“Lien” means any mortgage, deed of trust, pledge, assessment, security interest, lien, adverse claim, levy, charge, or similar encumbrance.

“Lock-Up Period” has the meaning specified in Section 9.20.

“Lock-Up Securities” has the meaning specified in Section 9.20.

“Loss” means any direct or indirect loss, damage, injury, Liability, fine, sanction, penalty, Tax, charge, fee, assessment, demand, claim, Proceeding, judgment, cost (including costs incurred in settlement of any Proceeding), or expense (including any legal fees, expert fees, accounting fees, or advisory fees) of any kind or character (whether known or unknown, fixed or unfixed, conditional or unconditional, based on negligence, strict liability, or otherwise, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent, or other legal theory).

“Lubbock” shall mean Lubbock Energy Partners, LLC, a Texas limited liability company.

“Lubbock PSA” shall mean that certain Purchase and Sale Agreement, dated as of the Execution Date, by and between Lubbock and Purchaser.

“Material Adverse Effect” means a material adverse effect on: (a) the ownership, operation, or value of the Acquired Assets or Existing Purchaser Assets considered as a whole; or (b) the ability of Seller or Purchaser to consummate the Contemplated Transactions; provided, however, that none of the following shall be deemed to constitute, and none of the following shall be taken into account in determining whether there has been, a Material Adverse Effect: (i) any adverse change, event, development, or effect arising from or relating to: (A) general business or economic conditions, including such conditions related to the business or Operations of Seller or Purchaser; (B) national or international political or social conditions, including the engagement by the United States in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack upon the United States, or any of its territories, possessions, or diplomatic or consular offices or upon any military installation, equipment, or personnel of the United States; (C) financial, banking, commodities, products, or securities markets (including any disruption thereof and any decline in the price of any commodity, product, security or any market index); (D) disruptions in transportation and distribution channels, including channels into which Seller or Purchaser sells any commodities or products; (E) reclassification or recalculation of reserves, or production declines or any adverse condition or change in the production characteristics or downhole condition of any wells, including any well watering out, or experiencing a collapse in the casing or sand infiltration; (F) depreciation of any Acquired Assets or Existing Purchaser Assets that constitute personal property through ordinary wear and tear; (G) changes in GAAP; (H) changes in Laws, Orders, or other binding directives issued by any Governmental Authority; (I) acts of God, including storms or meteorological events; (J) the entering into (or public announcement of) this Agreement or the taking of any action contemplated by this Agreement or the other Transaction Documents; or (K) any action taken (or omitted to be taken) at the request or with the written consent of the other Party; (ii) any existing event, occurrence, or circumstance with respect to which the other Party has knowledge as of the Execution Date; and (iii) any adverse change in or effect on the Acquired Assets or Operations of Seller and on the Existing Purchaser Assets or Operations of Purchaser that is cured before the earlier of the Closing Date and the termination of this Agreement.

Appendix A
9

“Material Contracts” means a contract binding on Seller (and binding on the Acquired Assets) or Purchaser (and binding on the Existing Purchaser Assets), as applicable of the following types: (a) any contract that can reasonably be expected to result in aggregate payments by a Party of more than $100,000 (net to such Party’s interest) during the current or any subsequent fiscal year (based solely on the terms thereof and current volumes, without regard to any expected increase in volumes or revenues), excluding any Hydrocarbon purchase and sale, gathering, transportation or processing agreements (which are addressed in subpart (d) below), (b) any contract that can reasonably be expected to result in aggregate revenues to a Party of more than $100,000 (net to such Party’s interest) during the current or any subsequent fiscal year (based solely on the terms thereof and current volumes, without regard to any expected increase in volumes or revenues), excluding any Hydrocarbon purchase and sale, gathering, transportation or processing agreements (which are addressed in subpart (d) below), (c) any contract that constitutes a lease under which a Party is the lessor or the lessee of real or personal property which lease (1) cannot be terminated by a Party without penalty upon ninety (90) days or less notice and (2) involves an annual base rental of more than $100,000 (net to such Party’s interest); (d) any material contract that is a Hydrocarbon purchase and sale, gathering, transportation, or processing agreement and that is not terminable without penalty upon ninety (90) days or less notice; (e) any material contract that is a joint operating agreement, farmout agreement, participation agreement, exploration agreement, or development agreement, (f) any Acquired Contract between a Party and any Affiliate of such Party that will not be terminated at or prior to Closing; and (g) any contract that (1) contains or constitutes an existing area of mutual interest agreement or (2) includes non-competition restrictions on a Party or other similar restrictions on a Party doing business.

“Material Required Consents” means a consent by a Third Party required under any Acquired Lease or Acquired Contract to transfer such Acquired Lease or Acquired Contract to Purchaser pursuant to this Agreement that with respect to an Acquired Lease, if not obtained prior to the assignment thereof, would (expressly, pursuant to the terms of the applicable Acquired Lease or Acquired Contract) either terminate Seller’s interest therein or void or nullify the Assignment with respect thereto; provided, however, “Material Required Consent” does not include (i) any consent that by its terms cannot be unreasonably withheld, (ii) any Customary Post-Closing Consent, (iii) any Preferential Right, (iv) transfer orders and other filings and notices that are routine and customary in connection with the transfer of oil and gas assets where the Acquired Assets are located, (v) any consent under Acquired Contracts that are terminable upon 60 days or fewer notice without payment of any fee, and (vi) any consent or waiver required under any applicable maintenance of uniform interest provision under any joint operating agreements constituting an Acquired Contract.

“Multiemployer Plan” has the meaning specified in Section 7.26(d).

“NASDAQ” means the NASDAQ Capital Market.

“Negotiation Period” has the meaning specified in Section 3.5(c).

“Net Revenue Interest” or “NRI” means, with respect to any Acquired Lease or Acquired Well, that interest of Seller in Hydrocarbons produced and marketed from or attributable to the Target Formation of such Acquired Lease, Acquired Mineral Interest, or Acquired Well, after giving effect to all Royalties.

“Non-Compensatory Damages” has the meaning specified in Section 14.12.

“NORM” means naturally occurring radioactive material, radon gas and asbestos.

“Notifying Party” has the meaning specified in Section 9.14.

Appendix A
10

“Objection Date” has the meaning specified in Section 3.5(b).

“Objection Report” has the meaning specified in Section 3.5(b).

“Operations” means oil and gas exploration, development, and production, and all operations relating thereto, including: (a) the acquisition, purchase, sale, development, operation, maintenance, use and abandonment of oil, gas, and mineral leases and related interests; (b) the drilling, reworking, production, purchase, sale, transportation, storage, processing, treating, manufacture, and disposal of, or for, Hydrocarbons and associated by-products and wastes; and (c) the acquisition, construction, installation, maintenance, use, and operation of related Equipment and Operating Inventory.

“Operating Inventory” means Lease Owned rolling stock, pipes, casing, tubing, tubulars, fittings, and other spare parts, supplies, tools, and materials held as operating inventory.

“Order” means any order, judgment, injunction, edict, decree, ruling, assessment, stipulation, pronouncement, determination, decision, opinion, verdict, sentence, subpoena, writ or award issued, made, entered, rendered, or otherwise put into effect by or under the authority of any court or other Governmental Authority or any arbitrator or arbitration panel.

“Ordinary Course of Business” means the ordinary course of business of Seller’s business and Operations, consistent with past custom and practice (including with respect to nature, scope, magnitude, quantity and frequency) that does not require any board of director, member, manager or shareholder approval or any other separate or special authorization of any nature and similar in nature, scope and magnitude to actions customarily taken in the ordinary course of the normal day-to-day operations of other Persons that are in the same line of business.

“Organizational Documents” means, with respect to any Entity, the articles or certificate of incorporation, formation, organization, or association; general or limited partnership agreement; limited liability company or operating agreement; bylaws; and other agreements, documents, or instruments relating to the organization, management, or operation of such Entity or relating to the rights, duties, and obligations of the equity holders of such Entity, including any equity holders’ agreements, voting agreements, voting trusts, joint venture agreements, registration rights agreements, and similar agreements.

“Other PSAs” means, collectively, the Banner PSA and the Lubbock PSA.

“Other PSA Sellers” means, collectively, Banner and Lubbock.

“Outside Date” has the meaning specified in Section 12.1(e).

“Party” and “Parties” have the meanings specified in the introductory paragraph.

“Permit” means any permit, license, certificate of authority, franchise, concession, registration, or similar qualification or authorization issued, granted, or given by or under the authority of any Governmental Authority.

“Permitted Encumbrances” has the meaning specified in Section 5.2.

“Permitted Matter” has the meaning specified in Section 9.15.

“Person” means any natural person, Entity, or Governmental Authority.

Appendix A
11

“Plugging and Abandonment Obligations” means any and all Claims and Losses (whether known or unknown or absolute or contingent) resulting from, arising out of or in connection with, attributable to, based upon, or otherwise relating to any of the following, whether arising prior to, on, or after the Effective Time: (a) the plugging, replugging, and abandonment of all Acquired Wells; (b) the removal, abandonment, and disposal of all Acquired Personal Property and other fixtures, structures, pipelines, equipment, abandoned property, trash, refuse, and junk located on or comprising part of the Acquired Assets; (c) the capping and burying of all associated flow lines located on or comprising part of the Acquired Assets; (d) the restoration of the surface and subsurface of the Acquired Assets to the condition required by applicable Laws, Permits, Orders, Acquired Leases, and Acquired Contracts; (e) the dismantling, salvaging, removal, and abandonment of any and all Equipment and Operating Inventory; (f) all other Claims and Losses relating to the items described in clauses (a) through (e) above arising under Acquired Leases, Acquired Contracts, or other agreements, and all Claims made by Governmental Authorities or Third Parties claiming any vested interest in assets constituting the Acquired Assets; and (g) obtaining and maintaining all bonds, surety arrangements, and supplemental or additional bonds and surety arrangements, that may be required by Laws, Permits, Orders, or contracts, or may otherwise be required by any Governmental Authorities.

“Preferential Right” means a right of first refusal or other preferential purchase right provision applicable to any Acquired Assets.

“Preliminary Settlement Statement” has the meaning specified in Section 3.4(a).

“Proceeding” means any action, proceeding, litigation, suit, or arbitration (whether civil, criminal, administrative, or judicial in nature) commenced, brought, conducted, or heard before any Governmental Authority, arbitrator, or arbitration panel.

“Production Tax” (with correlative meanings) means any federal, state or local Tax that is based on or measured by the production of Hydrocarbons from the Acquired Assets or the receipt of proceeds therefrom, including any conservation, sales, use, value added, excise or severance Taxes (but excluding any Property Taxes, Income Taxes, and any franchise, employment, labor, unemployment, or similar Tax).

“Property and Production Tax” means all Property Taxes and Production Taxes.

“Property Expenses” means all operating expenses (including costs of insurance, title examinations, and curative actions taken in connection with obtaining or in response to drilling title opinions) and capital expenditures (including lease bonuses, broker fees, other lease acquisition costs, and expenditures listed on Schedule 3.3(a)(ii)) incurred in the ownership and operation of the Acquired Assets in the ordinary course of business and, where applicable, in accordance with the relevant operating or unit agreement, if any, and overhead costs charged to the Acquired Assets under the relevant operating agreement or unit agreement, if any, but excluding Claims and Losses attributable to (a) personal injury or death, property damage, or violation of any Law, (b) Assumed Environmental Liabilities, (c) Plugging and Abandonment Obligations, (d) obligations with respect to imbalances, (e) obligations to pay working interests, Royalties, or other interest owners revenues or proceeds attributable to sales of Hydrocarbons relating to the Acquired Assets, including those held in suspense, or (f) Taxes.

“Property Tax” (with correlative meanings) means any federal, state or local personal or real property and ad valorem or similar Taxes assessed against the Acquired Assets or based upon or measured by the ownership of the Acquired Assets (but excluding any Production Taxes, Income Taxes, and any franchise, employment, labor, unemployment, or similar Tax).

Appendix A
12

“Proxy Approval” means that Purchaser has filed a proxy statement with the SEC, all SEC comments to such proxy statement (if any) have been cleared by Purchaser and such proxy statement has been mailed to all shareholders of Purchaser.

“Proxy Statement” means the proxy statement to be filed by Purchaser with the SEC and sent to Purchaser’s shareholders in connection with the Shareholder Meeting.

“Purchase Price” has the meaning specified in Section 3.1.

“Purchaser” has the meaning specified in the introductory paragraph.

“Purchaser’s Auditor” has the meaning specified in Section 9.15.

“Purchaser Financial Statements” has the meaning specified in Section 8.18.

“Records” means any lease files, land files, well files, Acquired Contract files, gas gathering and processing files, division order files, abstracts, title opinions, and similar records of Seller to the extent relating directly to the Acquired Assets.

“Registration Rights Agreement” has the meaning specified in Section 11.2(k).

“Release” means any release, spill, emission, leaking, pumping, pouring, dumping, emptying, injection, deposit, disposal, discharge, dispersal, leaching, or migration on or into the Environment or into or out of any property.

“Remedial Action” means any and all actions, including any capital expenditures undertaken, to (i) clean up, remove, treat or in any other way address any Hazardous Material; (ii) prevent the Release or threat of Release, or minimize the further Release so it does not migrate, endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; (iii) perform post-remedial monitoring and care; or (iv) correct any condition of material noncompliance with any Environmental Law.

“Royalties” means royalties, overriding royalties, production payments, net profits interests, other non-cost bearing revenue interests or similar payment burdens upon, measured by, or payable out of production of Hydrocarbons therefrom.

“SEC” means the Securities and Exchange Commission.

“SEC Documents” has the meaning specified in Section 8.18.

“Securities Act” means the Securities Act of 1933, as amended.

“Seller” has the meaning specified in the introductory paragraph.

“Seller Balance Sheet” means the balance sheet dated as of the Seller Balance Sheet Date included in the Seller Financial Statements.

“Seller Balance Sheet Date” means June 30, 2021 with respect to Seller.

“Seller Financial Statements” has the meaning specified in Section 7.18.

“Seller Proxy Provided Information” has the meaning specified in Section 9.19.

Appendix A
13

“Share Consideration” has the meaning specified in Section 3.1.

“Shareholder Approval” has the meaning specified in Section 10.2(e).

“Shareholders Meeting” means the special meeting of the shareholders of Purchaser to be held to consider the approval of the Contemplated Transaction and the transactions contemplated by the Other PSAs and the issuance of the Common Stock to Seller and the Other PSA Sellers in accordance with the rules and regulations of the NASDAQ and applicable Law.

“Six-Month Anniversary” has the meaning specified in Section 9.20.

“Straddle Period” has the meaning specified in Section 13.1(a).

“Synergy” shall mean Synergy Offshore, LLC, a Texas limited liability company.

“Target Closing Date” has the meaning specified in Section 11.1.

“Target Formation” means, with respect to an Acquired Well, each geological zone and depth open to production and from which Hydrocarbons are being produced through such Acquired Well as of the Effective Time.

“Tax” and “Taxes” means any income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Section 59A of the Code), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, severance, natural resources, Production Tax, Property Tax, transfer, registration, stamp, value added, alternative or add-on minimum, estimated, or other tax, levy or assessment, duty, impost, charge, or fee of any kind whatsoever of any Governmental Authority, whether computed on a separate or consolidated, unitary or combined basis or in any other manner, including any interest, penalty, or addition thereto, whether disputed or not.

“Tax Return” means any return, declaration, report or information return (including any related or supporting estimates, elections, schedules, statements, or information) filed or required to be filed in connection with the determination, assessment, or collection of any Tax, and including any amendment thereof.

“Technical Data” means proprietary geologic, geophysical, seismic data and seismic licenses, but excluding any and all interpretive data and analysis of any of the foregoing (it being understood that all such interpretive data and analysis shall constitute an Excluded Asset).

“Third Party” shall mean any Person other than a Party to this Agreement or an Affiliate of a Party to this Agreement.

“Third Party Claim” has the meaning specified in Section 14.8(b).

“Title Matters” has the meaning specified in Section 5.5.

“Transaction Documents” means this Agreement, the Assignments, the Escrow Agreement, the Transition Services Agreement, the Contribution Agreement, the Registration Rights Agreement, the Voting Agreement and the other contracts, agreements, certificates, documents, and instruments delivered or to be delivered by the Parties in connection with the Closing.

Appendix A
14

“Transition Services Agreement” has the meaning specified in Section 11.2(k).

“Treasury Regulations” means the regulations issued by the United States Department of Treasury under the Code.

“United States” and “U.S.” means the United States of America.

“Updated Schedules” has the meaning specified in Section 9.15.

“Voting Agreement” has the meaning specified in Section 11.2(k).

“Willful Breach” means, with respect to a Party, either (a) such Party’s willful or deliberate act or a willful or deliberate failure to act, which act or failure to act (i) constitutes in and of itself a material breach of any covenant set forth in this Agreement and (ii) which was undertaken with the actual knowledge of such Party that such act or failure to act would be, or would reasonably be expected to cause, a material breach of this Agreement, or (b) the refusal or inability by such Party to consummate (at the time required hereunder) the transactions contemplated by this Agreement after all conditions to such Party’s obligations in Article X, as applicable, have been satisfied or waived in accordance with the terms of this Agreement (other than those conditions which by their terms can only be satisfied simultaneously with the Closing but which would be capable of being satisfied at Closing if Closing were to occur).

“Working Interest” or “WI” means, with respect to any Acquired Well, that share of the costs and expenses of maintenance, development, and operations attributable to the interest of Seller in such Acquired Well, but without regard to the effect of any Royalties.

[End of Appendix A]

Appendix A
15

Annex D

FIRST AMENDMENT TO
PURCHASE AND SALE AGREEMENTS

This First Amendment to Purchase and Sale Agreements (this “Agreement”), dated and effective October 25, 2021(the “Effective Date”), amends each of those certain Purchase and Sale Agreements dated October 4, 2021 (each a “Purchase Agreement” and collectively, the “Purchase and Sale Agreements”), between each of U.S. Energy Corp., a Wyoming corporation (“U.S. Energy”), and (1) Lubbock Energy Partners, LLC, a Texas limited liability company (“Lubbock”); (2) Banner Oil & Gas, LLC, a Delaware limited liability company (“Banner”), Woodford Petroleum, LLC, a Delaware limited liability company (“Woodford”), and Llano Energy LLC, a Delaware limited liability company (“Llano”, and together with Banner and Woodford, the “Sage Road Entities”); and (3) Synergy Offshore, LLC, a Texas limited liability company (“Synergy”, and collectively with Lubbock and the Sage Road Entities, the “Sellers”).

WHEREAS, Exhibit G to the Lubbock Purchase Agreement; and Exhibit H to each of the Sage Road Entities Purchase Agreement and Synergy Purchase Agreement, contained a form of Nominating and Voting Agreement (the “Voting Agreement”) which is required to be entered into between each of U.S. Energy and the Sellers at the Closing (as defined in each of the Purchase Agreements); and

WHEREAS, U.S. Energy and the Sellers desire to amend the form of Voting Agreement attached to the Purchase Agreements, and to amend the Purchase Agreements to provide for such updated form of Voting Agreement, on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained, and other good and valuable consideration, which consideration the parties hereby acknowledge and confirm the receipt and sufficiency thereof, the parties hereto agree as follows:

1. Amendment to Purchase Agreements.

(a) Effective as of the Effective Date, Exhibit G of the Lubbock Purchase Agreement and Exhibit H of each of the Sage Road Entities Purchase Agreement and Synergy Purchase Agreement, is hereby amended, replaced and superseded in its entirety with the form of Voting Agreement attached hereto as Exhibit 1.

(b) For the sake of clarity, each of the Sellers and U.S. Energy agree that each reference to the Voting Agreement in the Purchase Agreements shall, after the Effective Date, refer to the form of Voting Agreement attached hereto as Exhibit 1.

First Amendment to Purchase Agreements
U.S. Energy and Sellers
October 2021

2. Effect of Agreement; Purchase Agreements to Continue in Full Force and Effect. Upon the effectiveness of this Agreement, each reference in the Purchase Agreements to “Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to such Purchase Agreements as modified or amended hereby. Except as specifically modified or amended herein, the Purchase Agreements and the terms and conditions thereof shall remain in full force and effect.

3. Entire Agreement. This Agreement sets forth all of the promises, agreements, conditions, understandings, warranties and representations among the parties with respect to the transactions contemplated hereby and thereby, and supersedes all prior agreements, arrangements and understandings between the parties, whether written, oral or otherwise. This Agreement shall be read in connection with the Purchase Agreements (as amended hereby).

4. Governing Law. This Agreement, and all claims or causes of action (whether in contract, tort or otherwise) that may be based upon, arise out of or relating to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement) shall be governed by and construed in accordance with the internal Laws of the State of Texas, without regard to any choice-of-law or conflicts of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Texas.

5. Counterparts and Signatures. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

[Remainder of page left intentionally blank. Signature page follows.]

First Amendment to Purchase Agreements
U.S. Energy and Sellers
October 2021

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written to be effective as of the Effective Date.

“U.S. ENERGY”

U.S. Energy Corp.

By:
Name:
Title:

“LUBBOCK”

Lubbock Energy Partners LLC

By:
Name:
Title:

“SYNERGY”

Synergy Offshore LLC

By:
Name:	Duane H. King
Title:	Chief Executive Officer

“SAGE ROAD ENTITIES”

Banner Oil & Gas, LLC

By:
Name:
Title:

First Amendment to Purchase Agreements
U.S. Energy and Sellers
October 2021

Woodford Petroleum, LLC

By:
Name:
Title:

Llano Energy LLC

By:
Name:
Title:

First Amendment to Purchase Agreements
U.S. Energy and Sellers
October 2021

EXHIBIT 1

Annex E

September 29, 2021

The Board of Directors
U.S. Energy Corp.
675 Bering, Suite 390

Houston, TX 77057

Members of the Board of Directors:

You have asked Johnson Rice & Company L.L.C. (“we,” “our,” “us,” or “JRCO”) to advise you with respect to the fairness, from a financial point of view, to the stockholders of U.S. Energy Corp. (“USEG”) of the Consideration (as defined below) to be paid by such stockholders pursuant to the proposed Purchase and Sale Agreements (the, “PSAs”) between and among USEG and Synergy Offshore, LLC, Banner Oil & Gas, LLC, Woodford Petroleum, LLC, Llano Energy LLC, and Lubbock Energy Partners LLC (collectively, “Sellers”).

Pursuant to the PSAs, USEG will purchase the assets of the Sellers (the, “Acquired Assets”) for 19,905,736 shares of common stock, $1.25 million of cash, and the assumption of $3.3 million of indebtedness (the “Consideration and the “Transaction”).

In arriving at our opinion, we have reviewed and analyzed, among other things:

•	The final drafts of the PSAs dated as of September 28, 2021;

•	Annual Reports on Form 10-K or equivalent reports for each of the years in the three-year period ended December 31, 2020 for USEG and the Acquired Assets; Quarterly Reports on Form 10-Q or equivalent reports for each of the quarters in the three-year period ended June 30, 2021 for USEG and the Acquired Assets; Current Reports on Form 8-K filed over the preceding two-years for USEG;

•	Certain other internal information, primarily financial in nature, prepared by the Company and entities in the Acquired Assets, including internal financial forecasts and projections;
•	Year end 2020 reserve reports and July 1, 2021 internally generated reserve reports prepared by management of USEG for the Company and the Acquired Assets;

•	Publicly available information concerning the trading of, and the trading market for, the Company’s shares;

•	Publicly available information with respect to certain other companies that JRCO believed to be comparable to the Company and the Acquired Assets, and the trading markets for certain of such companies’ securities;

•	Publicly available information concerning the estimates of the future operating and financial performance of the Company and the Acquired Assets and the comparable companies prepared by industry experts unaffiliated with the Company;

•	Certain publicly available information concerning the nature and terms of certain other transactions considered relevant to our analysis;

•	Publicly available information concerning the nature and terms of certain other transactions considered relevant to JRCO’s analysis;

In addition, we have also met with certain officers and employees of USEG to discuss the foregoing, as well as other matters believed relevant to our analysis and have considered such other information, financial studies, analyses and investigations, and financial, economic and market criteria which we deemed relevant. In connection with our review, we have not independently verified (nor have we assumed responsibility or liability for independently verifying) any of the foregoing information and have relied on it being complete and accurate in all material respects. With respect to the financial forecasts and reserve reports for USEG and the Acquired Assets, USEG’s management has advised us, and we have assumed, that such forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of USEG’s management as to the future financial and operating performance of USEG and the Acquired Assets. We have assumed that the final/execution versions of the PSAs and the related Transaction documents will be substantially the same as the drafts of such documents that we have reviewed and that the Transaction will be consummated in accordance with the terms set forth in the PSAs without any waiver, amendment or delay of any terms or conditions. We have also assumed that the representations and warranties made by USEG and the Sellers in the PSAs and the related Transaction documents are and will be true and correct in all respects material to our analysis. We have assumed that in connection with the receipt of all necessary governmental, regulatory or other approvals and consents required for the PSAs, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the receipt of the Consideration by the Sellers. We are not legal, tax or regulatory advisors and have relied upon, without independent verification, the assessment of USEG and its legal, tax and regulatory advisors with respect to such matters. We have not performed any tax analysis, nor have we been furnished with any such analysis. We have not conducted or been provided with any valuation or appraisal of any assets or liabilities, nor have we evaluated the solvency of USEG under any state or federal laws relating to bankruptcy, insolvency or similar matters.

In conducting our analysis and arriving at our opinion as expressed herein, we have considered such financial and other factors as we deemed appropriate under the circumstances including, among others, the following: (i) the historical and current financial position and results of operations of USEG and the Acquired Assets; (ii) the business prospects of USEG; (iii) the historical and current market for USEG Common Stock and for the equity securities of certain other companies believed to be comparable to USEG and the Acquired Assets; and (iv) the nature and terms of certain other acquisition transactions that we believe to be relevant; (v) the relative contribution of operating and financial metrics of USEG and the Acquired Assets; (vi) the discounted proved producing reserve asset value of the Acquired Assets. We have also taken into account our assessment of general economic, market and financial conditions and our experience in connection with similar transactions and securities’ valuation generally. Our opinion necessarily is based upon conditions as they exist and can be evaluated on, and only on the information made available at, the date hereof. Events occurring after the date hereof may affect this opinion and the assumptions used in preparing it, and we do not assume any obligation to update, revise or reaffirm this opinion.

We are an internationally recognized investment banking firm that specializes in the energy industry. We are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, initial public offerings, secondary distributions of listed and unlisted securities and private placements.

We are acting as financial advisor to USEG in connection with the Transaction and will receive a fee for our services should the Transaction be consummated. We will receive a fee for rendering this opinion that is not contingent upon the Transaction closing and have been paid a retainer in connection with this engagement. We will also be reimbursed for expenses incurred. USEG has agreed to indemnify us for certain liabilities that may arise out of our engagement. In the past, we have not provided investment banking and financial advisory services to USEG for which we received compensation. We have never provided investment banking or financial advisory services to the Sellers. We may in the future provide financial advice and services to USEG, Sellers and their respective affiliates for which we would expect to receive compensation.

In the ordinary course of our business, we actively trade equity securities for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in securities of USEG and affiliates of the Sellers.

It is understood that this opinion is for the information of USEG’s Board of Directors (in its capacity as such) in connection with and for the purposes of its evaluation of the Transaction. Our opinion does not address the relative merits of the Transaction as compared to any alternative business strategies or transactions that might exist for USEG. Our opinion does not constitute a recommendation as to how any holder of shares of USEG Common Stock should vote on the Transaction or any matter related thereto. In addition, you have not asked us to address, and this opinion does not address, the fairness to, or any other consideration of, the holders of any class of securities, creditors or other constituencies of USEG, other than the holders of shares of USEG Common Stock. We express no opinion as to the price at which shares of USEG Common Stock will trade at any time. Furthermore, we do not express any view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation payable or to be received by any of USEG’s officers, directors or employees, or any class of such persons, in connection with the Transaction relative to the Consideration to be received by holders of shares of USEG Common Stock. This opinion has been authorized by the Fairness Committee of Johnson Rice & Company L.L.C. Except as otherwise expressly provided in our engagement letter with USEG, our opinion may not be used or referred to by USEG, or quoted or disclosed to any person in any manner, without our prior written consent.

Subject to the foregoing, including the various assumptions and limitations set forth herein, it is our opinion that, as of the date hereof, the Consideration to be paid by the holders of shares of USEG Common Stock as set forth in the PSAs is fair, from a financial point of view, to such holders.

Very truly yours,

/s/ Johnson Rice & Company L.L.C.

FORM OF PROXY

(SEE ATTACHED)

U.S. ENERGY CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF STOCKHOLDERS – [●], 2021 AT [●] AM HOUSTON TIME
CONTROL ID:
REQUEST ID:

The undersigned stockholder of U.S. Energy Corp., a Wyoming corporation (the “Company”), hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement (the “Proxy Statement”) of the Company, each dated on or around [●], 2021, and hereby appoints Ryan L. Smith (the “Proxy”), with full power of substitution and authority, as proxy and attorney-in-fact, to cast all votes that the undersigned is entitled to cast at, and with all powers that the undersigned would possess if personally present at, the Special Meeting of Stockholders of the Company, to be held on [●], at A.M. Houston time at the Company’s corporate offices: 675 Bering Drive, Suite 390, Houston, Texas 77057, and at any adjournment or adjournments thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting. I/we hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to [●].
INTERNET:	[●]
PHONE:	[●]

SPECIAL MEETING OF THE STOCKHOLDERS OF U.S. ENERGY CORP.	PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 5, BELOW

Proposal 1	è	FOR	AGAINST	ABSTAIN

To approve the terms of that certain Purchase and Sale Agreement, dated October 4, 2021, between Lubbock Energy Partners LLC (“Lubbock”) and the Company (as it may be amended from time to time and including all exhibits and schedules thereto, “Lubbock Purchase Agreement”), including, as required by and in accordance with Nasdaq Listing Rules 5635(a) and 5635(b), the shares of Company common stock issuable in connection therewith, pursuant to which the Company will acquire certain oil and gas interests and related assets from Lubbock, each as described in further detail in the Proxy Statement.

		☐	☐	☐	CONTROL ID: REQUEST ID:

Proposal 2	è	FOR	AGAINST	ABSTAIN

To approve the terms of that certain Purchase and Sale Agreement, dated October 4, 2021, between Banner Oil & Gas, LLC, Woodford Petroleum, LLC and Llano Energy LLC (collectively, “Banner”) and the Company (as it may be amended from time to time and including all exhibits and schedules thereto, “Banner Purchase Agreement”), including, as required by and in accordance with Nasdaq Listing Rules 5635(a) and 5635(b), the shares of Company common stock issuable in connection therewith, pursuant to which the Company will acquire certain oil and gas interests and related assets from Banner, each as described in further detail in the Proxy Statement.

		☐	☐	☐
Proposal 3	è	FOR	AGAINST	ABSTAIN

The terms of that certain Purchase and Sale Agreement, dated October 4, 2021, between Synergy Offshore LLC (“Synergy”) and the Company (as it may be amended from time to time and including all exhibits and schedules thereto, “Synergy Purchase Agreement”), including, as required by and in accordance with Nasdaq Listing Rules 5635(a) and 5635(b), the shares of Company common stock issuable in connection therewith, pursuant to which the Company will acquire certain oil and gas interests and related assets from Synergy, each as described in further detail in the Proxy Statement.

		☐	☐	☐

Proposal 4	è	FOR	AGAINST	ABSTAIN

To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to certain of U.S. Energy’s named executive officers prior to, or after, the consummation of the transactions contemplated by the Lubbock Purchase Agreement, Banner Purchase Agreement and Synergy Purchase Agreement (as they may be amended from time to time and including all exhibits and schedules thereto, the “Purchase Agreements”).

		☐	☐	☐
Proposal 5	è	FOR	AGAINST	ABSTAIN
To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposal to approve the Purchase Agreements.		☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted for Proposals 1 through 5.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2021

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)